UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2652

Name of Registrant: Vanguard Index Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009 – December 31, 2009

Item 1: Reports to Shareholders

Vanguard 500 Index Fund
Annual Report
December 31, 2009

> After a dismal start to the year, stocks began a steady rise in March to finish

2009 with strong returns.

> For the fiscal year ended December 31, 2009, Vanguard 500 Index Fund returned about 26% and closely tracked its benchmark index.

> Led by information technology stocks, all ten industry sectors posted gains.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Results of Proxy Voting.	8
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	30
About Your Fund’s Expenses.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2009
Total
Returns
Vanguard 500 Index Fund
Investor Shares	26.49%
Admiral™ Shares	26.62
Signal® Shares	26.61
S&P 500 Index	26.46
Large-Cap Core Funds Average	27.46

Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund. Signal Shares also carry lower costs and are available to certain institutional shareholders who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance

December 31, 2008 , Through December 31, 2009

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard 500 Index Fund
Investor Shares	$83.09	$102.67	$2.104	$0.000
Admiral Shares	83.09	102.67	2.203	0.000
Signal Shares	68.64	84.81	1.820	0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard 500 Index Fund returned about 26% for 2009 as many U.S. stocks rebounded off their March lows and advanced throughout the rest of the year. The fund met its objective of closely tracking its unmanaged benchmark. It slightly trailed the average return of its large-capitalization peers.

Despite its strong advance, the fund made no capital gains distributions, a benefit to shareholders in taxable accounts. You may wish to review the fund’s after-tax returns later in this report.

Impressive stock returns masked lingering uncertainties

For the 12 months ended December 31, 2009, the broad U.S. stock market returned more than 29%, its highest calendar-year return since 2003. The year began with the market searching for a bottom, and it finally hit a low point in early March. From there, stocks mounted one of their strongest rallies ever—in magnitude and duration—resulting in a check mark-shaped stock chart for 2009.

The market’s outsized result came against a backdrop of economic uncertainty. The economy, which struggled to regain its footing as the financial crisis abated, began to show signs of growth in the second half of the year, even as unemployment climbed to levels not seen since 1983.

2

Stock markets outside the United States fared even better during 2009, especially many emerging markets, which weathered the financial crisis in relatively better fiscal and economic shape than their developed-market counterparts.

Bond markets calmed down, money market funds endured

Compared with the last months of 2008, when credit markets seized up and investors fled to the safety of U.S. Treasuries, 2009 represented a return to normalcy for bonds. Investors’ appetite for risk returned, and the demand for corporate bonds increased, raising their prices and bringing down their yields. For the 12 months ended December 31, the broad taxable bond market returned about 6%, while municipal bonds returned about 13%.

Meanwhile, money market funds and other short-term savings vehicles did poorly in 2009. Interest rates at the shortest end of the maturity spectrum remained at historic lows, a casualty of the Federal Reserve Board’s efforts to revive the economy. The Fed kept its target for the federal funds rate between 0% and 0.25% for the entire year.

Broad-based recovery lifted fund’s returns

For the Vanguard 500 Index Fund and the broader U.S. stock market, 2009 featured a momentous turnaround. Widespread

Market Barometer

		Average Annual Total Returns
		Periods Ended December 31, 2009
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	28.43%	-5.36%	0.79%
Russell 2000 Index (Small-caps)	27.17	-6.07	0.51
Dow Jones U.S. Total Stock Market Index	29.35	-5.01	1.09
MSCI All Country World Index ex USA (International)	42.14	-3.04	6.30

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.93%	6.04%	4.97%
Barclays Capital Municipal Bond Index	12.91	4.41	4.32
Citigroup Three-Month U.S. Treasury Bill Index	0.16	2.22	2.88

CPI
Consumer Price Index	2.72%	2.28%	2.56%

3

pessimism stemming from the global financial crisis was followed by a historic rebound as government stimulus programs took hold and signs of recovery appeared on the distant horizon of the deepest economic downturn in a generation.

From the year’s start through early March, the benchmark Standard & Poor’s 500 Index declined nearly 25% before reversing course and gaining almost 68% through the rest of the year. The recovery was broad-based as all ten sectors posted gains for the year—in striking contrast to 2008, when all sectors recorded losses.

Information technology, the largest sector in the index and in the fund, returned more than 60% and contributed nearly 11 percentage points to the fund’s return. Having slashed their budgets during the financial crisis, many corporations resumed spending on communications equipment, computer hardware, and computer software. Consumers, too, gradually opened their wallets, and sales of home computers and electronic components helped lift the sector.

Although the downturn spurred an increase in the nationwide savings rate, certain consumer discretionary companies were well-positioned to benefit from cost-

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Signal	Peer Group
	Shares	Shares	Shares	Average
500 Index Fund	0.18%	0.09%	0.09%	1.26%

The fund expense ratios shown are from the prospectuses dated April 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the fund’s expense ratios were 0.18% for Investor Shares, 0.07% for Admiral Shares, and 0.07% for Signal Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

Peer group: Large-Cap Core Funds.

4

conscious customers. Internet retailers, media companies, home improvement retailers, and recreation-oriented companies were among the firms that bounced back and drove the sector’s return of nearly 42%.

Financial stocks, the index’s poorest-performing sector in 2008, were also instrumental in the recovery, with a gain of about 17%. Giant banks passed the Treasury Department’s stress tests and began to regain investors’ confidence. Companies in the broader sector, including investment firms, consumer-finance firms, and insurance companies, took advantage of record-low interest rates to improve their balance sheets. Health care and industrials each returned about 20%. While the materials sector is one of the index’s smallest, its nearly 50% return provided a spark.

Fund has kept ahead of actively managed peers

Over the past ten years, Vanguard 500 Index Fund’s Investor Shares recorded an average annual return of –1.03%, more than 1 percentage point better than the average result for its large-cap core peers (most of which are actively managed). The fund also closely tracked the return of its unmanaged benchmark, which has no costs or operating expenses. Vanguard

Total Returns
Ten Years Ended December 31, 2009
Average
Annual Return
500 Index Fund Investor Shares	-1.03%
S&P 500 Index	-0.95
Large-Cap Core Funds Average	-2.21
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Quantitative Equity Group, which has more than 30 years of index-tracking experience, has developed sophisticated portfolio construction and trading methodologies to help Vanguard deliver sound index-fund management in a variety of different marketplaces and market environments. The group’s efforts are made easier, of course, by the funds’ low operating expenses.

While equity returns for the decade were undoubtedly disappointing, it’s worthwhile to consider the investing environment, which included the bursting of the technology stock bubble and three straight years of negative returns from 2000 through 2002, as well as the global financial crisis of 2008–2009. Looking beyond the past decade, the fund’s 10.49% average annual return since its inception in 1976 is more consistent with the financial market’s results over the past 100 years.

We believe the reasons for long-term equity investing remain sound. History indicates that both the U.S. economy and stock market have been resilient over the years and have overcome many crises, including the Great Depression and two World Wars. The inherent risk in equity investments is, paradoxically, both why they sometimes generate poor returns, and why we expect them to outperform less risky assets over time.

Staying the course counts in diverse market conditions

The unpredictability that underlies the stock market was abundantly clear in 2009. After returning about –37% for 2008, the worst calendar-year performance since 1931, the broad U.S. stock market continued its sharp decline during the first two months of 2009. In March, even as credit markets hit another rough patch and economic reports signaled the deepening of the recession, the stock market began a recovery that lasted through year-end. Investors who sat on the sidelines did not participate in the market’s remarkable recovery.

Of course, nobody knows what 2010 will bring. While we can’t control the markets or the economy, we can control how we react to the inevitable volatility and incessant “noise” that accompanies it. At Vanguard, we always advocate a balanced investment approach that includes stock, bond, and money market funds in proportion to your goals and unique financial circumstances. The 500 Index Fund can serve you well as a low-cost, long-term holding and as the core of an investment portfolio that may also include actively managed funds and other asset classes.

6

On another matter, I would like to inform you that on January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 13, 2010

7

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	5,783,728,017	132,330,913	97.7%
Charles D. Ellis	5,728,724,219	187,334,711	96.8%
Emerson U. Fullwood	5,780,086,736	135,972,194	97.7%
Rajiv L. Gupta	5,775,585,512	140,473,418	97.6%
Amy Gutmann	5,783,328,789	132,730,141	97.7%
JoAnn Heffernan Heisen	5,774,973,685	141,085,245	97.6%
F. William McNabb III	5,787,447,014	128,611,916	97.8%
André F. Perold	5,773,103,389	142,955,541	97.5%
Alfred M. Rankin, Jr.	5,776,127,477	139,931,453	97.6%
Peter F. Volanakis	5,791,986,958	124,071,972	97.9%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
500 Index Fund
2a	535,068,695	14,287,233	23,630,436	52,959,217	85.5%
2b	532,900,301	15,923,319	24,162,735	52,959,227	85.1%
2c	523,275,838	15,181,436	34,529,083	52,959,224	83.6%
2d	529,013,205	15,491,617	28,481,538	52,959,221	84.5%
2e	527,710,151	14,966,646	30,309,562	52,959,222	84.3%
2f	531,513,462	15,168,943	26,303,961	52,959,215	84.9%
2g	537,565,674	15,041,719	20,378,969	52,959,219	85.9%

8

Fund shareholders did not approve this proposal:

Proposal 3—Institute procedures to prevent holding investments in companies that, in the judgment of the board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

The trustees recommended a vote against the proposal because it called for procedures that duplicate existing practices and procedures of the Vanguard funds.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
500 Index Fund	59,535,907	27,083,733	486,162,146	53,163,794	9.5%

9

500 Index Fund

Fund Profile
As of December 31, 2009

Share-Class Characteristics
	Investor	Admiral	Signal
	Shares	Shares	Shares
Ticker Symbol	VFINX	VFIAX	VIFSX
Expense Ratio[1]	0.18%	0.09%	0.09%
30-Day SEC Yield	1.72%	1.84%	1.84%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Number of Stocks	503	500	4,201
Median Market Cap	$42.7B	$42.7B	$30.7B
Price/Earnings Ratio	30.3x	30.3x	35.7x
Price/Book Ratio	2.2x	2.2x	2.1x
Return on Equity	20.8%	20.8%	19.3%
Earnings Growth Rate	8.2%	8.2%	8.1%
Dividend Yield	1.9%	1.9%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	12%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Consumer
Discretionary	9.6%	9.6%	10.3%
Consumer Staples	11.4	11.4	9.9
Energy	11.5	11.5	10.6
Financials	14.4	14.4	16.0
Health Care	12.6	12.6	12.6
Industrials	10.2	10.2	10.6
Information
Technology	19.8	19.8	19.3
Materials	3.6	3.6	4.0
Telecommunication
Services	3.2	3.2	2.9
Utilities	3.7	3.7	3.8

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	Index
R-Squared	1.00	0.99
Beta	1.00	0.97

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.3%
Microsoft Corp.	Systems Software	2.4
Apple Inc.	Computer
	Hardware	1.9
Johnson & Johnson	Pharmaceuticals	1.8
Procter & Gamble Co.	Household
	Products	1.8
International Business	Computer
Machines Corp.	Hardware	1.7
AT&T Inc.	Integrated
	Telecommunication
	Services	1.7
JPMorgan Chase & Co.	Diversified Financial
	Services	1.7
General Electric Co.	Industrial
	Conglomerates	1.6
Chevron Corp.	Integrated Oil &
	Gas	1.6
Top Ten		19.5%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectuses dated April 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the fund’s expense ratios were 0.18% for
Investor Shares, 0.07% for Admiral Shares, and 0.07% for Signal Shares.

10

500 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 1999, Through December 31, 2009

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended December 31, 2009
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	500 Index Fund Investor Shares	26.49%	0.34%	-1.03%	$9,016
••••••••	Dow Jones U.S. Total Stock Market
	Index	29.35	1.09	-0.17	9,828

– – – –	Large-Cap S&P 500 Index Core Funds Average	27.46 26.46	-0.15 0.42	-2.21 -0.95	8,001 9,090

Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

			Since	Final Value
	One	Five	Inception	of a $100,000
	Year	Years	(11/13/2000)	Investment
500 Index Fund Admiral Shares	26.62%	0.43%	-0.25%	$97,752
Dow Jones U.S. Total Stock Market
Index	29.35	1.09	0.79	107,434
S&P 500 Index	26.46	0.42	-0.24	97,869

Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

11

500 Index Fund

		Since	Final Value
	One	Inception	of a $1,000,000
	Year	(9/29/2006)	Investment
500 Index Fund Signal Shares	26.61%	-3.25%	$897,974
Dow Jones U.S. Total Stock Market
Index	29.35	-2.54	919,731
S&P 500 Index	26.46	-3.29	896,827
Performance for the fund’s Signal Shares and comparative standards is calculated since the Signal Shares’ inception.

Fiscal-Year Total Returns (%): December 31, 1999, Through December 31, 2009

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

12

500 Index Fund

Financial Statements

Statement of Net Assets
As of December 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (9.6%)
	McDonald’s Corp.	10,139,235	633,094
	Walt Disney Co.	18,055,915	582,303
	Home Depot Inc.	15,975,802	462,180
	Comcast Corp. Class A	25,515,769	430,196
*	Amazon.com Inc.	3,132,263	421,352
	Target Corp.	7,068,130	341,885
	Lowe’s Cos. Inc.	13,829,990	323,484
	Time Warner Inc.	10,969,602	319,654
*	Ford Motor Co.	31,070,836	310,708
*	DIRECTV Class A	8,989,792	299,810
	News Corp. Class A	21,169,282	289,808
	NIKE Inc. Class B	3,660,321	241,837
	Johnson Controls Inc.	6,304,752	171,741
*	Viacom Inc. Class B	5,702,729	169,542
	Staples Inc.	6,800,975	167,236
*	Starbucks Corp.	6,979,486	160,947
*	Kohl’s Corp.	2,880,443	155,342
	Yum! Brands Inc.	4,393,954	153,657
	TJX Cos. Inc.	3,943,017	144,117
	Time Warner Cable Inc.	3,310,974	137,041
*	Carnival Corp.	4,105,416	130,101
	Best Buy Co. Inc.	3,208,808	126,620
	Omnicom Group Inc.	2,923,962	114,473
	Coach Inc.	2,996,222	109,452
	McGraw-Hill Cos. Inc.	2,958,286	99,132
*	Bed Bath & Beyond Inc.	2,467,780	95,330
	Gap Inc.	4,472,676	93,703
*	priceline.com Inc.	412,897	90,218
	CBS Corp. Class B	6,361,668	89,381
*	Apollo Group Inc. Class A	1,207,250	73,135
	H&R Block Inc.	3,151,519	71,287
	Mattel Inc.	3,397,530	67,883
	Macy’s Inc.	3,957,133	66,322
	Marriott International Inc.
	Class A	2,384,108	64,967
	Starwood Hotels &
	Resorts Worldwide Inc.	1,757,670	64,278
	VF Corp.	834,471	61,117

	Fortune Brands Inc.	1,412,250	61,009
	JC Penney Co. Inc.	2,216,852	58,990
	Nordstrom Inc.	1,552,698	58,350
	Genuine Parts Co.	1,499,530	56,922
	Whirlpool Corp.	697,664	56,274
	Harley-Davidson Inc.	2,202,311	55,498
	Sherwin-Williams Co.	894,307	55,134
	International Game
	Technology	2,789,878	52,366
*	Expedia Inc.	1,980,103	50,908
	Tiffany & Co.	1,169,027	50,268
	Ross Stores Inc.	1,175,050	50,186
*	O’Reilly Automotive Inc.	1,288,644	49,123
	Ltd Brands Inc.	2,512,728	48,345
	Darden Restaurants Inc.	1,311,462	45,993
*	AutoZone Inc.	280,992	44,416
	Polo Ralph Lauren Corp.
	Class A	539,582	43,695
	Newell Rubbermaid Inc.	2,608,477	39,153
*,^	Sears Holdings Corp.	456,473	38,093
	Wynn Resorts Ltd.	647,568	37,708
	Hasbro Inc.	1,170,092	37,513
	Black & Decker Corp.	565,711	36,675
	Family Dollar Stores Inc.	1,303,649	36,281
	Scripps Networks
	Interactive Inc. Class A	841,165	34,908
*	GameStop Corp. Class A	1,546,735	33,935
	Wyndham Worldwide Corp.	1,677,718	33,840
*	Interpublic Group of
	Cos. Inc.	4,572,370	33,744
	Gannett Co. Inc.	2,221,996	32,997
	DeVry Inc.	581,171	32,970
*	Goodyear Tire
	& Rubber Co.	2,277,596	32,114
	Pulte Homes Inc.	2,969,508	29,695
	Leggett & Platt Inc.	1,430,713	29,187
	Abercrombie & Fitch Co.	827,514	28,839
	DR Horton Inc.	2,599,510	28,257
	Washington Post Co.
	Class B	58,346	25,649

13

500 Index Fund

			Market
			Value•
		Shares	($000)
	Harman International
	Industries Inc.	652,394	23,017
	RadioShack Corp.	1,177,475	22,961
*	Big Lots Inc.	777,123	22,521
	Comcast Corp.	1,304,720	20,889
	Lennar Corp. Class A	1,517,474	19,378
*	Office Depot Inc.	2,583,961	16,667
*	AutoNation Inc.	869,702	16,655
*	New York Times Co.
	Class A	1,087,559	13,442
*	Eastman Kodak Co.	2,522,521	10,645
	Meredith Corp.	344,663	10,633
			8,949,176
Consumer Staples (11.4%)
	Procter & Gamble Co.	27,450,865	1,664,346
	Coca-Cola Co.	21,770,800	1,240,936
	Wal-Mart Stores Inc.	20,046,834	1,071,503
	PepsiCo Inc.	14,660,913	891,383
	Philip Morris
	International Inc.	17,895,202	862,370
	CVS Caremark Corp.	13,252,351	426,858
	Colgate-Palmolive Co.	4,671,151	383,735
	Altria Group Inc.	19,468,931	382,175
	Kraft Foods Inc.	13,878,213	377,210
	Walgreen Co.	9,290,223	341,137
	Kimberly-Clark Corp.	3,902,534	248,630
	Costco Wholesale Corp.	4,096,071	242,365
	General Mills Inc.	3,068,269	217,264
	Archer-Daniels-Midland Co.	6,034,829	188,950
	Sysco Corp.	5,560,183	155,352
	Kellogg Co.	2,388,191	127,052
	HJ Heinz Co.	2,965,380	126,800
	Avon Products Inc.	4,012,082	126,381
	Kroger Co.	6,114,269	125,526
	Lorillard Inc.	1,509,080	121,073
	ConAgra Foods Inc.	4,161,070	95,913
	Reynolds American Inc.	1,588,406	84,138
	Mead Johnson
	Nutrition Co. Class A	1,922,096	83,996
	Safeway Inc.	3,819,874	81,325
	Clorox Co.	1,314,077	80,159
	Sara Lee Corp.	6,554,158	79,830
	JM Smucker Co.	1,118,718	69,081
	Dr Pepper Snapple
	Group Inc.	2,387,982	67,580
	Molson Coors
	Brewing Co. Class B	1,478,154	66,753
	Coca-Cola Enterprises Inc.	2,986,977	63,324
	Campbell Soup Co.	1,785,274	60,342
	Hershey Co.	1,562,852	55,934
	Brown-Forman Corp.
	Class B	1,032,029	55,286
	Estee Lauder Cos. Inc.
	Class A	1,108,849	53,624
	Pepsi Bottling Group Inc.	1,353,150	50,743

	McCormick & Co. Inc.	1,229,821	44,433
*	Whole Foods Market Inc.	1,321,021	36,262
	Tyson Foods Inc. Class A	2,865,769	35,163
*	Dean Foods Co.	1,697,684	30,626
*	Constellation Brands Inc.
	Class A	1,875,724	29,880
	SUPERVALU Inc.	1,994,021	25,344
	Hormel Foods Corp.	656,345	25,236
			10,596,018
Energy (11.5%)
	Exxon Mobil Corp.	44,602,785	3,041,464
	Chevron Corp.	18,849,627	1,451,233
	Schlumberger Ltd.	11,281,583	734,318
	ConocoPhillips	13,939,798	711,905
	Occidental
	Petroleum Corp.	7,625,867	620,364
	Apache Corp.	3,158,420	325,854
	Devon Energy Corp.	4,172,348	306,668
	Anadarko Petroleum Corp.	4,617,807	288,244
	Halliburton Co.	8,473,675	254,973
	XTO Energy Inc.	5,452,302	253,696
	EOG Resources Inc.	2,370,876	230,686
	Marathon Oil Corp.	6,650,233	207,620
	National Oilwell Varco Inc.	3,930,210	173,283
	Hess Corp.	2,734,738	165,452
	Chesapeake Energy Corp.	6,085,153	157,484
*	Southwestern Energy Co.	3,243,971	156,359
	Spectra Energy Corp.	6,076,103	124,621
	Baker Hughes Inc.	2,911,290	117,849
	Noble Energy Inc.	1,629,703	116,067
	Williams Cos. Inc.	5,478,326	115,483
	Peabody Energy Corp.	2,516,153	113,755
	Murphy Oil Corp.	1,794,580	97,266
*	Cameron
	International Corp.	2,296,151	95,979
	Valero Energy Corp.	5,301,753	88,804
	Consol Energy Inc.	1,699,693	84,645
	Range Resources Corp.	1,482,548	73,905
*	FMC Technologies Inc.	1,148,231	66,414
	El Paso Corp.	6,591,269	64,792
	Diamond Offshore
	Drilling Inc.	652,874	64,256
	Smith International Inc.	2,325,662	63,188
*	Nabors Industries Ltd.	2,662,590	58,284
	Pioneer Natural
	Resources Co.	1,083,248	52,180
	BJ Services Co.	2,756,966	51,280
	Cabot Oil & Gas Corp.	973,567	42,438
*	Denbury Resources Inc.	2,346,479	34,728
	Massey Energy Co.	804,536	33,799
	Sunoco Inc.	1,099,555	28,698
*	Rowan Cos. Inc.	1,069,913	24,223
	Tesoro Corp.	1,318,754	17,869
			10,710,126

14

500 Index Fund

			Market
			Value•
		Shares	($000)
Financials (14.4%)
	JPMorgan Chase & Co.	37,024,071	1,542,793
	Bank of America Corp.	93,359,934	1,406,001
	Wells Fargo & Co.	48,020,508	1,296,073
	Goldman Sachs
	Group Inc.	4,829,941	815,487
	Citigroup Inc.	183,208,379	606,420
	American Express Co.	11,172,514	452,710
	US Bancorp	17,967,623	404,451
	Morgan Stanley	12,772,183	378,057
	Bank of New York
	Mellon Corp.	11,314,047	316,454
	MetLife Inc.	7,692,575	271,933
	Travelers Cos. Inc.	5,133,218	255,942
	PNC Financial Services
	Group Inc.	4,334,852	228,837
	Prudential Financial Inc.	4,359,256	216,917
	Simon Property Group Inc.	2,678,609	213,753
	CME Group Inc.	624,956	209,954
	Aflac Inc.	4,395,916	203,311
	State Street Corp.	4,647,368	202,346
	Charles Schwab Corp.	8,952,874	168,493
	BB&T Corp.	6,460,033	163,891
	Capital One
	Financial Corp.	4,226,988	162,063
	Chubb Corp.	3,209,019	157,820
	Allstate Corp.	5,040,100	151,405
	Franklin Resources Inc.	1,399,886	147,478
	T Rowe Price Group Inc.	2,419,078	128,816
	Loews Corp.	3,390,391	123,241
	Northern Trust Corp.	2,268,871	118,889
*	Progressive Corp.	6,334,074	113,950
	Marsh & McLennan
	Cos. Inc.	4,955,810	109,424
	Public Storage	1,274,136	103,778
	Vornado Realty Trust	1,472,981	103,020
	AON Corp.	2,573,379	98,663
	SunTrust Banks Inc.	4,689,231	95,144
	Invesco Ltd.	4,028,090	94,620
	Ameriprise Financial Inc.	2,395,564	92,996
	Equity Residential	2,594,169	87,631
	Boston Properties Inc.	1,303,112	87,400
	HCP Inc.	2,753,801	84,101
	Hartford Financial
	Services Group Inc.	3,598,128	83,692
*	Intercontinental-
	Exchange Inc.	688,127	77,277
	Discover Financial
	Services	5,101,986	75,050
	Fifth Third Bancorp	7,475,321	72,884
	Principal Financial
	Group Inc.	2,996,158	72,028
	Lincoln National Corp.	2,839,282	70,641
	Host Hotels
	& Resorts Inc.	5,931,779	69,224
	Ventas Inc.	1,472,114	64,390

	AvalonBay
	Communities Inc.	765,491	62,854
	NYSE Euronext	2,443,638	61,824
	Hudson City Bancorp Inc.	4,444,212	61,019
	Unum Group	3,118,152	60,866
	ProLogis	4,445,256	60,856
	Regions Financial Corp.	11,166,195	59,069
	XL Capital Ltd. Class A	3,215,566	58,941
	Plum Creek Timber
	Co. Inc.	1,529,465	57,753
	People’s United
	Financial Inc.	3,271,364	54,632
*	Genworth Financial Inc.
	Class A	4,589,357	52,089
^	M&T Bank Corp.	776,447	51,937
	Health Care REIT Inc.	1,156,093	51,238
	Kimco Realty Corp.	3,773,646	51,057
*	SLM Corp.	4,458,131	50,243
	Moody’s Corp.	1,843,887	49,416
	Legg Mason Inc.	1,526,075	46,026
	KeyCorp	8,252,648	45,802
*	Leucadia National Corp.	1,781,329	42,378
	Comerica Inc.	1,419,499	41,975
	Cincinnati Financial Corp.	1,528,256	40,101
*,^	American International
	Group Inc.	1,264,389	37,906
*	CB Richard Ellis
	Group Inc. Class A	2,533,475	34,379
	Torchmark Corp.	778,608	34,220
	Assurant Inc.	1,098,579	32,386
*	First Horizon
	National Corp.	2,087,333	27,970
*	NASDAQ OMX Group Inc.	1,389,741	27,545
	Marshall & Ilsley Corp.	4,935,148	26,897
*	E*Trade Financial Corp.	14,563,826	25,487
	Huntington
	Bancshares Inc.	6,725,719	24,549
	Janus Capital Group Inc.	1,712,059	23,027
	Federated Investors Inc.
	Class B	828,637	22,788
	Apartment Investment
	& Management Co.	1,100,436	17,519
^	Zions Bancorporation	1,299,963	16,679
			13,410,876
Health Care (12.6%)
	Johnson & Johnson	25,922,822	1,669,689
	Pfizer Inc.	75,816,588	1,379,104
	Merck & Co. Inc.	28,697,985	1,048,624
	Abbott Laboratories	14,532,118	784,589
*	Amgen Inc.	9,509,333	537,943
	Medtronic Inc.	10,398,698	457,335
	Bristol-Myers Squibb Co.	16,081,721	406,063
*	Gilead Sciences Inc.	8,454,915	365,929
	Eli Lilly & Co.	9,499,800	339,238
	UnitedHealth Group Inc.	10,917,312	332,760
	Baxter International Inc.	5,663,980	332,362

15

500 Index Fund

			Market
			Value•
		Shares	($000)
*	Medco Health
	Solutions Inc.	4,479,249	286,269
*	WellPoint Inc.	4,306,205	251,009
*	Celgene Corp.	4,317,969	240,424
*	Express Scripts Inc.	2,581,011	223,128
*	Thermo Fisher
	Scientific Inc.	3,836,036	182,940
	Allergan Inc.	2,889,062	182,040
	Becton Dickinson and Co.	2,227,699	175,676
	McKesson Corp.	2,517,667	157,354
*	Biogen Idec Inc.	2,716,947	145,357
	Stryker Corp.	2,652,963	133,630
	Aetna Inc.	4,072,624	129,102
*	Boston Scientific Corp.	14,190,091	127,711
*	Genzyme Corp.	2,493,123	122,188
*	Zimmer Holdings Inc.	2,000,821	118,268
*	St Jude Medical Inc.	3,140,151	115,495
	Cardinal Health Inc.	3,407,330	109,852
*	Intuitive Surgical Inc.	358,795	108,830
*	Forest Laboratories Inc.	2,834,875	91,028
	CIGNA Corp.	2,568,715	90,599
	Quest Diagnostics Inc.	1,459,798	88,143
*	Life Technologies Corp.	1,676,189	87,547
*	Hospira Inc.	1,524,159	77,732
*	Laboratory Corp. of
	America Holdings	998,196	74,705
	CR Bard Inc.	907,410	70,687
	AmerisourceBergen Corp.
	Class A	2,707,696	70,590
*	Humana Inc.	1,596,485	70,070
*	DaVita Inc.	960,037	56,393
*	Waters Corp.	889,533	55,115
*	Varian Medical
	Systems Inc.	1,169,000	54,768
*	Mylan Inc.	2,870,528	52,904
	DENTSPLY
	International Inc.	1,428,178	50,229
*	Cephalon Inc.	701,283	43,767
*	CareFusion Corp.	1,663,620	41,607
*	Watson
	Pharmaceuticals Inc.	996,913	39,488
*	Millipore Corp.	522,348	37,792
	IMS Health Inc.	1,713,650	36,089
*	Coventry Health Care Inc.	1,389,915	33,761
*	King Pharmaceuticals Inc.	2,334,890	28,649
*	Patterson Cos. Inc.	875,446	24,495
	PerkinElmer Inc.	1,098,207	22,612
*	Tenet Healthcare Corp.	4,072,930	21,953
			11,783,632
Industrials (10.2%)
	General Electric Co.	100,037,634	1,513,569
	United
	Technologies Corp.	8,808,398	611,391
	3M Co.	6,651,435	549,874
	United Parcel Service Inc.
	Class B	9,327,681	535,129

	Boeing Co.	6,826,521	369,520
	Caterpillar Inc.	5,850,653	333,429
	Union Pacific Corp.	4,740,288	302,904
	Emerson Electric Co.	7,066,530	301,034
	Honeywell
	International Inc.	7,168,884	281,020
	General Dynamics Corp.	3,624,607	247,089
	FedEx Corp.	2,936,073	245,015
	Burlington Northern
	Santa Fe Corp.	2,462,777	242,879
	Lockheed Martin Corp.	3,005,054	226,431
	Deere & Co.	3,973,609	214,933
	Danaher Corp.	2,444,502	183,827
	Raytheon Co.	3,539,687	182,365
	Norfolk Southern Corp.	3,456,281	181,178
	CSX Corp.	3,688,073	178,835
	Illinois Tool Works Inc.	3,623,558	173,895
	Northrop Grumman Corp.	2,947,672	164,627
	Waste Management Inc.	4,600,237	155,534
	Precision Castparts Corp.	1,322,032	145,886
	PACCAR Inc.	3,415,024	123,863
	Eaton Corp.	1,557,537	99,091
	L-3 Communications
	Holdings Inc.	1,091,857	94,937
	CH Robinson
	Worldwide Inc.	1,575,761	92,544
	Cummins Inc.	1,896,644	86,980
	Republic Services Inc.
	Class A	3,035,499	85,935
	ITT Corp.	1,717,263	85,417
	Rockwell Collins Inc.	1,477,877	81,815
	Parker Hannifin Corp.	1,510,384	81,379
	Southwest Airlines Co.	6,973,670	79,709
	Fluor Corp.	1,682,322	75,772
	Goodrich Corp.	1,168,791	75,095
	Dover Corp.	1,749,896	72,813
	Expeditors International
	of Washington Inc.	1,992,991	69,217
	Rockwell Automation Inc.	1,336,953	62,810
*,^	First Solar Inc.	455,635	61,693
	WW Grainger Inc.	593,687	57,487
^	Fastenal Co.	1,240,118	51,639
	Flowserve Corp.	524,615	49,592
	Textron Inc.	2,546,714	47,904
	Masco Corp.	3,373,235	46,584
	Roper Industries Inc.	856,025	44,830
	Pitney Bowes Inc.	1,945,659	44,283
*	Jacobs Engineering
	Group Inc.	1,167,940	43,926
*	Stericycle Inc.	791,098	43,645
	RR Donnelley & Sons Co.	1,928,470	42,947
	Dun & Bradstreet Corp.	488,123	41,183
*	Quanta Services Inc.	1,970,988	41,075
	Pall Corp.	1,097,941	39,745
	Stanley Works	755,333	38,907
*	Iron Mountain Inc.	1,699,978	38,692

16

500 Index Fund

			Market
			Value•
		Shares	($000)
	Avery Dennison Corp.	1,058,963	38,642
	Robert Half
	International Inc.	1,418,019	37,904
	Equifax Inc.	1,187,949	36,696
	Cintas Corp.	1,236,479	32,210
	Snap-On Inc.	542,975	22,946
	Ryder System Inc.	527,174	21,704
*	Monster Worldwide Inc.	1,182,268	20,571
*	Raytheon Co.
	Warrants Exp. 6/16/11	60,569	878
			9,553,424
Information Technology (19.8%)
	Microsoft Corp.	72,578,188	2,212,909
*	Apple Inc.	8,462,250	1,784,350
	International Business
	Machines Corp.	12,341,796	1,615,541
*	Google Inc. Class A	2,265,467	1,404,544
*	Cisco Systems Inc.	54,047,833	1,293,905
	Hewlett-Packard Co.	22,277,039	1,147,490
	Intel Corp.	51,881,358	1,058,380
	Oracle Corp.	36,738,428	901,561
	QUALCOMM Inc.	15,693,178	725,966
	Visa Inc. Class A	4,208,402	368,067
*	EMC Corp.	19,164,530	334,804
	Texas Instruments Inc.	11,770,886	306,749
	Corning Inc.	14,619,659	282,306
*	eBay Inc.	10,568,293	248,778
*	Dell Inc.	16,176,953	232,301
	Mastercard Inc. Class A	902,086	230,916
	Automatic Data
	Processing Inc.	4,740,954	203,008
*	Yahoo! Inc.	11,188,490	187,743
*	Adobe Systems Inc.	4,920,713	180,984
	Applied Materials Inc.	12,530,129	174,670
	Motorola Inc.	21,711,198	168,479
*	Symantec Corp.	7,615,055	136,233
*	Juniper Networks Inc.	4,936,314	131,651
*	Broadcom Corp. Class A	4,046,582	127,265
*	Cognizant Technology
	Solutions Corp. Class A	2,768,670	125,421
	Western Union Co.	6,502,166	122,566
*	NetApp Inc.	3,183,868	109,493
*	Agilent Technologies Inc.	3,242,151	100,734
*	NVIDIA Corp.	5,212,987	97,379
*	Western Digital Corp.	2,117,279	93,478
	Paychex Inc.	3,021,489	92,578
*	Intuit Inc.	2,975,726	91,385
	Analog Devices Inc.	2,743,277	86,633
*	Micron Technology Inc.	7,983,834	84,309
	CA Inc.	3,724,918	83,662
*	Computer Sciences Corp.	1,432,600	82,417
*	Salesforce.com Inc.	1,033,036	76,207
	Amphenol Corp. Class A	1,611,905	74,438
	Fidelity National
	Information Services Inc.	3,081,163	72,222
*	Citrix Systems Inc.	1,719,760	71,559

*	Fiserv Inc.	1,446,463	70,125
*	BMC Software Inc.	1,723,691	69,120
	Xerox Corp.	8,165,854	69,083
*	Sun Microsystems Inc.	7,080,919	66,348
	Xilinx Inc.	2,602,168	65,210
	Linear Technology Corp.	2,096,963	64,041
	Altera Corp.	2,776,193	62,825
*	SanDisk Corp.	2,144,894	62,180
*	McAfee Inc.	1,482,456	60,143
	Harris Corp.	1,237,998	58,867
	KLA-Tencor Corp.	1,606,173	58,079
*	Autodesk Inc.	2,157,882	54,832
*	Affiliated Computer
	Services Inc. Class A	917,171	54,746
*	Red Hat Inc.	1,763,850	54,503
*	SAIC Inc.	2,876,189	54,475
*	Electronic Arts Inc.	3,057,427	54,269
*	Advanced Micro
	Devices Inc.	5,289,125	51,199
*	Teradata Corp.	1,608,142	50,544
	Microchip Technology Inc.	1,724,592	50,117
*	FLIR Systems Inc.	1,425,752	46,651
*	VeriSign Inc.	1,806,755	43,796
*	Akamai Technologies Inc.	1,608,811	40,751
*	LSI Corp.	6,135,056	36,872
	National
	Semiconductor Corp.	2,222,378	34,136
	Total System Services Inc.	1,854,701	32,031
	Jabil Circuit Inc.	1,793,078	31,146
*	MEMC Electronic
	Materials Inc.	2,102,753	28,639
	Molex Inc.	1,270,547	27,380
*	Novellus Systems Inc.	912,317	21,293
*	Tellabs Inc.	3,632,370	20,632
*	QLogic Corp.	1,077,938	20,341
*	Lexmark International Inc.
	Class A	734,554	19,084
*	Teradyne Inc.	1,644,864	17,649
*	JDS Uniphase Corp.	2,093,906	17,275
*	Compuware Corp.	2,167,731	15,673
*	Novell Inc.	3,261,884	13,537
	Molex Inc. Class A	4,051	77
			18,520,750
Materials (3.6%)
	Monsanto Co.	5,120,839	418,629
*	Freeport-McMoRan
	Copper & Gold Inc.	4,038,730	324,270
	Dow Chemical Co.	10,745,473	296,897
	EI du Pont de Nemours
	& Co.	8,490,603	285,879
	Praxair Inc.	2,882,444	231,489
	Newmont Mining Corp.	4,605,103	217,867
	Air Products
	& Chemicals Inc.	1,988,890	161,219
	Alcoa Inc.	9,154,062	147,563
	Nucor Corp.	2,957,531	137,969

17

500 Index Fund

			Market
			Value•
		Shares	($000)
	International Paper Co.	4,068,694	108,960
	Ecolab Inc.	2,231,730	99,490
	PPG Industries Inc.	1,568,743	91,834
	Weyerhaeuser Co.	1,986,538	85,699
	United States Steel Corp.	1,347,379	74,268
	Vulcan Materials Co.	1,178,594	62,077
	Sigma-Aldrich Corp.	1,143,950	57,804
	Cliffs Natural
	Resources Inc.	1,231,049	56,739
*	Owens-Illinois Inc.	1,582,882	52,029
	MeadWestvaco Corp.	1,607,605	46,026
	Ball Corp.	883,918	45,699
	CF Industries Holdings Inc.	456,117	41,406
	Allegheny Technologies Inc.	921,234	41,244
	Eastman Chemical Co.	682,890	41,137
	FMC Corp.	679,052	37,864
	Airgas Inc.	771,181	36,708
	Sealed Air Corp.	1,495,094	32,683
	International Flavors
	& Fragrances Inc.	743,432	30,585
	Bemis Co. Inc.	1,017,681	30,174
*	Pactiv Corp.	1,244,568	30,044
	AK Steel Holding Corp.	1,028,642	21,961
*	Titanium Metals Corp.	795,781	9,963
			3,356,176
Telecommunication Services (3.2%)
	AT&T Inc.	55,442,334	1,554,049
	Verizon
	Communications Inc.	26,688,910	884,204
*	American Tower Corp.
	Class A	3,771,545	162,968
*	Sprint Nextel Corp.	27,892,355	102,086
	CenturyTel Inc.	2,795,101	101,211
	Qwest Communications
	International Inc.	13,949,050	58,725
	Windstream Corp.	4,102,519	45,087
	Frontier
	Communications Corp.	2,937,665	22,943
*	MetroPCS
	Communications Inc.	2,452,818	18,715
			2,949,988
Utilities (3.7%)
	Exelon Corp.	6,194,871	302,743
	Southern Co.	7,518,063	250,502
	Dominion Resources Inc.	5,611,109	218,384
	Duke Energy Corp.	12,256,784	210,939
	FPL Group Inc.	3,883,322	205,117
	Public Service Enterprise
	Group Inc.	4,753,577	158,057
	American Electric
	Power Co. Inc.	4,487,532	156,121
	PG&E Corp.	3,485,065	155,608
	Entergy Corp.	1,774,933	145,261
	FirstEnergy Corp.	2,863,836	133,025
	Sempra Energy	2,315,209	129,605

Consolidated Edison Inc.	2,636,168	119,761
PPL Corp.	3,542,425	114,456
Progress Energy Inc.	2,626,899	107,729
Edison International	3,060,804	106,455
Xcel Energy Inc.	4,289,922	91,032
* AES Corp.	6,274,855	83,518
Questar Corp.	1,638,877	68,128
DTE Energy Co.	1,550,153	67,571
Constellation Energy
Group Inc.	1,888,295	66,411
Ameren Corp.	2,226,815	62,240
Wisconsin Energy Corp.	1,098,198	54,723
EQT Corp.	1,229,833	54,014
CenterPoint Energy Inc.	3,667,055	53,209
Northeast Utilities	1,648,201	42,507
NiSource Inc.	2,590,234	39,838
SCANA Corp.	1,040,868	39,220
Allegheny Energy Inc.	1,592,706	37,397
Pepco Holdings Inc.	2,081,404	35,072
Pinnacle West
Capital Corp.	951,299	34,799
CMS Energy Corp.	2,156,668	33,774
TECO Energy Inc.	2,010,657	32,613
Integrys Energy Group Inc.	718,776	30,181
Nicor Inc.	425,360	17,908
		3,457,918
Total Common Stocks
(Cost $75,665,804)		93,288,084
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.2%)
2,3 Vanguard Market
Liquidity Fund,
0.187%	191,912,595	191,913

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
4,5 Federal Home
Loan Bank
Discount Notes,
0.275%, 2/19/10	43,000	42,996
Total Temporary Cash Investments
(Cost $234,897)		234,909
Total Investments (100.3%)
(Cost $75,900,701)		93,522,993
Other Assets and Liabilities (-0.3%)
Other Assets		583,819
Liabilities[3]		(823,953)
		(240,134)
Net Assets (100%)		93,282,859

18

500 Index Fund

At December 31, 2009, net assets consisted of:

Amount
($000)
Paid-in Capital	78,716,092
Overdistributed Net Investment Income	(203,790)
Accumulated Net Realized Losses	(2,851,931)
Unrealized Appreciation (Depreciation)
Investment Securities	17,622,292
Futures Contracts	196
Net Assets	93,282,859

Investor Shares—Net Assets
Applicable to 470,570,841 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	48,312,768
Net Asset Value Per Share—
Investor Shares	$102.67

Admiral Shares—Net Assets
Applicable to 276,413,969 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	28,379,853
Net Asset Value Per Share—
Admiral Shares	$102.67

Signal Shares—Net Assets
Applicable to 195,612,630 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	16,590,238
Net Asset Value Per Share—
Signal Shares	$84.81

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $140,410,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $146,453,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $42,996,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.
19

500 Index Fund

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Dividends	2,017,204
Interest[1]	3,205
Security Lending	56,765
Total Income	2,077,174
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,844
Management and Administrative—Investor Shares	59,129
Management and Administrative—Admiral Shares	10,362
Management and Administrative—Signal Shares	5,453
Marketing and Distribution—Investor Shares	9,731
Marketing and Distribution—Admiral Shares	4,876
Marketing and Distribution—Signal Shares	3,636
Custodian Fees	601
Auditing Fees	27
Shareholders’ Reports and Proxies—Investor Shares	3,361
Shareholders’ Reports and Proxies—Admiral Shares	273
Shareholders’ Reports and Proxies—Signal Shares	121
Trustees’ Fees and Expenses	160
Total Expenses	100,574
Net Investment Income	1,976,600
Realized Net Gain (Loss)
Investment Securities Sold	4,962,781
Futures Contracts	142,445
Realized Net Gain (Loss)	5,105,226
Change in Unrealized Appreciation (Depreciation)
Investment Securities	12,807,453
Futures Contracts	(14,180)
Change in Unrealized Appreciation (Depreciation)	12,793,273
Net Increase (Decrease) in Net Assets Resulting from Operations	19,875,099
1 Interest income from an affiliated company of the fund was $2,667,000.
See accompanying Notes, which are an integral part of the Financial Statements.
20

500 Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,976,600	2,238,198
Realized Net Gain (Loss)	5,105,226	(2,030,619)
Change in Unrealized Appreciation (Depreciation)	12,793,273	(44,962,918)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,875,099	(44,755,339)
Distributions
Net Investment Income
Investor Shares	(992,312)	(1,158,418)
Admiral Shares	(603,880)	(714,034)
Signal Shares	(359,090)	(420,262)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Total Distributions	(1,955,282)	(2,292,714)
Capital Share Transactions
Investor Shares	204,042	(445,693)
Admiral Shares	59,911	292,556
Signal Shares	213,059	214,326
Net Increase (Decrease) from Capital Share Transactions	477,012	61,189
Total Increase (Decrease)	18,396,829	(46,986,864)
Net Assets
Beginning of Period	74,886,030	121,872,894
End of Period[1]	93,282,859	74,886,030
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($203,790,000) and ($225,108,000).

See accompanying Notes, which are an integral part of the Financial Statements.

21

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$83.09	$135.15	$130.59	$114.92	$111.64
Investment Operations
Net Investment Income	2.131	2.443	2.470	2.110	1.950
Net Realized and Unrealized Gain (Loss)
on Investments	19.553	(51.998)	4.580	15.700	3.310
Total from Investment Operations	21.684	(49.555)	7.050	17.810	5.260
Distributions
Dividends from Net Investment Income	(2.104)	(2.505)	(2.490)	(2.140)	(1.980)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.104)	(2.505)	(2.490)	(2.140)	(1.980)
Net Asset Value, End of Period	$102.67	$83.09	$135.15	$130.59	$114.92

Total Return[1]	26.49%	-37.02%	5.39%	15.64%	4.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$48,313	$38,778	$63,327	$72,013	$69,375
Ratio of Total Expenses to
Average Net Assets	0.18%	0.16%	0.15%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.42%	2.16%	1.81%	1.74%	1.75%
Portfolio Turnover Rate[2]	12%	6%	5%	5%	6%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
22

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$83.09	$135.15	$130.59	$114.92	$111.64
Investment Operations
Net Investment Income	2.227	2.534	2.583	2.222	2.052
Net Realized and Unrealized Gain (Loss)
on Investments	19.556	(52.000)	4.576	15.700	3.310
Total from Investment Operations	21.783	(49.466)	7.159	17.922	5.362
Distributions
Dividends from Net Investment Income	(2.203)	(2.594)	(2.599)	(2.252)	(2.082)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.203)	(2.594)	(2.599)	(2.252)	(2.082)
Net Asset Value, End of Period	$102.67	$83.09	$135.15	$130.59	$114.92

Total Return	26.62%	-36.97%	5.47%	15.75%	4.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$28,380	$23,009	$37,113	$46,467	$38,028
Ratio of Total Expenses to
Average Net Assets	0.07%	0.08%	0.07%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	2.53%	2.24%	1.89%	1.83%	1.84%
Portfolio Turnover Rate[1]	12%	6%	5%	5%	6%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
23

500 Index Fund

Financial Highlights

Signal Shares
				Sept. 29,
				2006[1] to
	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$68.64	$111.64	$107.86	$101.61
Investment Operations
Net Investment Income	1.839	2.092	2.119	.502
Net Realized and Unrealized Gain (Loss) on Investments	16.151	(42.952)	3.794	6.287
Total from Investment Operations	17.990	(40.860)	5.913	6.789
Distributions
Dividends from Net Investment Income	(1.820)	(2.140)	(2.133)	(.539)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.820)	(2.140)	(2.133)	(.539)
Net Asset Value, End of Period	$84.81	$68.64	$111.64	$107.86

Total Return	26.61%	-36.97%	5.47%	6.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,590	$13,099	$21,433	$713
Ratio of Total Expenses to Average Net Assets	0.07%	0.08%	0.07%	0.09%[2]
Ratio of Net Investment Income to Average Net Assets	2.53%	2.24%	1.89%	1.83%[2]
Portfolio Turnover Rate[3]	12%	6%	5%	5%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
24

500 Index Fund

Notes to Financial Statements

Vanguard 500 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Signal Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Signal Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

25

500 Index Fund

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the fund had contributed capital of $18,497,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 7.40% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	93,288,084	—	—
Temporary Cash Investments	191,913	42,996	—
Futures Contracts—Liabilities[1]	(453)	—	—
Total	93,479,544	42,996	—
1 Represents variation margin on the last day of the reporting period.

26

500 Index Fund

D. At December 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
S&P 500 Index	March 2010	44	12,218	149
E-mini S&P 500 Index	March 2010	70	3,887	47

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2009, the fund realized $250,770,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at December 31, 2009, the fund had $11,425,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $2,848,108,000 to offset future net capital gains of $1,084,138,000 through December 31, 2014, and $1,763,970,000 through December 31, 2016.

At December 31, 2009, the cost of investment securities for tax purposes was $75,900,716,000. Net unrealized appreciation of investment securities for tax purposes was $17,622,277,000, consisting of unrealized gains of $29,920,249,000 on securities that had risen in value since their purchase and $12,297,972,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2009, the fund purchased $10,708,920,000 of investment securities and sold $9,519,429,000 of investment securities, other than temporary cash investments.

27

500 Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended December 31,
	2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	6,999,037	82,421	8,623,602	79,879
Issued in Lieu of Cash Distributions	961,778	10,704	1,121,903	10,825
Redeemed	(7,756,773)	(89,256)	(10,191,198)	(92,585)
Net Increase (Decrease)—Investor Shares	204,042	3,869	(445,693)	(1,881)
Admiral Shares
Issued	3,155,584	36,520	4,245,265	40,714
Issued in Lieu of Cash Distributions	527,723	5,866	627,499	6,044
Redeemed	(3,623,396)	(42,890)	(4,580,208)	(44,442)
Net Increase (Decrease)—Admiral Shares	59,911	(504)	292,556	2,316
Signal Shares
Issued	3,948,201	56,496	5,268,980	58,305
Issued in Lieu of Cash Distributions	323,718	4,362	386,239	4,497
Redeemed	(4,058,860)	(56,083)	(5,440,893)	(63,953)
Net Increase (Decrease)—Signal Shares	213,059	4,775	214,326	(1,151)

H. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 10, 2010, for potential recognition or disclosure in these financial statements.

28

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Index Funds and the Shareholders of Vanguard 500 Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard 500 Index Fund (constituting a separate portfolio of Vanguard Index Funds, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2010

Special 2009 tax information (unaudited) for Vanguard 500 Index Fund

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $1,955,282,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any)
qualifies for the dividends-received deduction.

29

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income . (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: 500 Index Fund Investor Shares
Periods Ended December 31, 2009
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	26.49%	0.34%	-1.03%
Returns After Taxes on Distributions	26.04	0.04	-1.38
Returns After Taxes on Distributions and Sale of Fund Shares	17.69	0.30	-0.96

Total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

30

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

31

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
500 Index Fund	6/30/2009	12/31/2009	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,225.57	$1.01
Admiral Shares	1,000.00	1,226.19	0.28
Signal Shares	1,000.00	1,226.22	0.28
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.30	$0.92
Admiral Shares	1,000.00	1,024.95	0.26
Signal Shares	1,000.00	1,024.95	0.26

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for the period are 0.18% for Investor Shares, 0.05% for Admiral Shares, and 0.05% for Signal Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

32

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

33

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Chairman
Born 1957. Trustee Since July 2009. Chairman of the	and Chief Executive Officer (retired 2009) and President
Board. Principal Occupation(s) During the Past Five	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Years: Chairman of the Board of The Vanguard Group,	Member of American Chemistry Council; Director of
Inc., and of each of the investment companies served	Tyco International, Ltd. (diversified manufacturing and
by The Vanguard Group, since January 2010; Director of	services) and Hewlett-Packard Co. (electronic computer
The Vanguard Group since 2008; Chief Executive Officer	manufacturing); Trustee of The Conference Board.
and President of The Vanguard Group and of each of the
investment companies served by The Vanguard Group	Amy Gutmann
since 2008; Director of Vanguard Marketing Corporation;	Born 1949. Trustee Since June 2006. Principal
Managing Director of The Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Emerson U. Fullwood	Graduate School of Education of the University of
Born 1948. Trustee Since January 2008. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Executive	New York, Schuylkill River Development Corporation,
Chief Staff and Marketing Officer for North America	and Greater Philadelphia Chamber of Commerce;
and Corporate Vice President (retired 2008) of Xerox	Trustee of the National Constitution Center.
Corporation (photocopiers and printers); Director of
SPX Corporation (multi-industry manufacturing), the
United Way of Rochester, the Boy Scouts of America,
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse	Kathryn J. Hyatt
University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer	Heidi Stam
services), Sauer-Danfoss Inc. (machinery), the Lumina	Born 1956. Secretary Since July 2005. Principal
Foundation for Education, and the Columbus Community	Occupation(s) During the Past Five Years: Managing
Education Coalition; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of	Chairman Emeritus and Senior Advisor
the Federal Reserve Bank of Cleveland; Trustee of
University Hospitals of Cleveland, The Cleveland	John J. Brennan
Museum of Art, and Case Western Reserve University.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);	John C. Bogle
President of Corning Technologies (2001–2005); Director	Chairman and Chief Executive Officer, 1974–1996
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Standard & Poor’s 500 ®, S&P 500®, and 500 are
Direct Investor Account Services > 800-662-2739	trademarks of The McGraw-Hill Companies, Inc., and
have been licensed for use by The Vanguard Group, Inc.
Institutional Investor Services > 800-523-1036	Vanguard mutual funds are not sponsored, endorsed,
Text Telephone for People	sold, or promoted by Standard & Poor’s, and Standard
With Hearing Impairment > 800-749-7273	& Poor’s makes no representation regarding the
advisability of investing in the funds.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
FPO FSC Logo	Vanguard All rights reserved.
Marketing Corporation, Distributor.
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lover left corner of grid	Q400 022010

Vanguard U.S. Stock Index Funds
Small-Capitalization Portfolios
Annual Report
December 31, 2009

Vanguard Small-Cap Index Fund Vanguard Small-Cap Growth Index Fund Vanguard Small-Cap Value Index Fund

> Vanguard’s small-capitalization index funds registered strong double-digit returns for 2009, in sharp contrast to the double-digit losses they posted for 2008.

> The returns of small-company growth stocks outpaced those of small-company value stocks.

> The upswing in the funds’ returns was led by information technology and consumer discretionary stocks.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Results of Proxy Voting.	10
Small-Cap Index Fund.	12
Small-Cap Growth Index Fund.	32
Small-Cap Value Index Fund.	48
Your Fund’s After-Tax Returns.	66
About Your Fund’s Expenses.	67
Glossary.	69

Small-Cap Index Fund
Small-Cap Growth Index Fund
Small-Cap Value Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2009
Total
Returns
Vanguard Small-Cap Index Fund
Investor Shares	36.12%
Admiral™ Shares	36.33
Signal® Shares	36.34
Institutional Shares	36.40
ETF Shares
Market Price	36.76
Net Asset Value	36.31
MSCI US Small Cap 1750 Index	36.15
Small-Cap Core Funds Average	31.41
Small-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Vanguard Small-Cap Growth Index Fund
Investor Shares	41.85%
Institutional Shares	42.13
ETF Shares
Market Price	42.33
Net Asset Value	42.02
MSCI US Small Cap Growth Index	41.97
Small-Cap Growth Funds Average	35.83

Small-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund. Signal Shares also carry lower costs and are available to certain institutional shareholders who meet specific administrative, service, and account-size criteria. Institutional Shares are available for a minimum initial investment of $5 million. These Vanguard ETF Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows the ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

1

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2009
Total
Returns
Vanguard Small-Cap Value Index Fund
Investor Shares	30.34%
Institutional Shares	30.71
ETF Shares
Market Price	31.10
Net Asset Value	30.52
MSCI US Small Cap Value Index	30.29
Small-Cap Value Funds Average	31.80
Small-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund. Signal Shares also carry lower costs and are available to certain institutional shareholders who meet specific administrative, service, and account-size criteria. Institutional Shares are available for a minimum initial investment of $5 million. These Vanguard ETF Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows the ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

Your Fund’s Performance at a Glance

December 31, 2008 , Through December 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Small-Cap Index Fund
Investor Shares	$20.40	$27.49	$0.276	$0.000
Admiral Shares	20.40	27.50	0.308	0.000
Signal Shares	18.39	24.79	0.279	0.000
Institutional Shares	20.40	27.50	0.322	0.000
ETF Shares	42.60	57.41	0.658	0.000
Vanguard Small-Cap Growth Index Fund
Investor Shares	$11.90	$16.83	$0.049	$0.000
Institutional Shares	11.91	16.85	0.076	0.000
ETF Shares	42.32	59.86	0.240	0.000
Vanguard Small-Cap Value Index Fund
Investor Shares	$10.21	$13.06	$0.245	$0.000
Institutional Shares	10.22	13.09	0.266	0.000
ETF Shares	42.58	54.49	1.084	0.000

3

Chairman’s Letter

Dear Shareholder,

The rebound from the deepest bear market in over 75 years started in March 2009 and continued through year-end. Small-capitalization stocks led the broad market higher, and the three Vanguard small-cap funds, as usual, closely tracked their respective target indexes.

The Small-Cap Growth Index Fund was the best performer, returning about 42%. The Small-Cap Value Index Fund was the laggard, returning “only” about 30%. Between these results was the performance of the broader-based Small-Cap Index Fund, which returned about 36%; this could be expected, since the fund covers both the growth and value segments of the small-cap market.

All three funds recorded their highest returns overall since 2003. The results set record highs for the funds’ ETF Shares, which began operations a year later.

The Small-Cap Index and Small-Cap Growth Index Funds bested their peer-group averages by about 5 and 6 percentage points, respectively, while the Small-Cap Value Index Fund fell a few steps behind.

4

Impressive stock returns masked lingering uncertainties

For the 12 months ended December 31, 2009, the broad U.S. stock market returned more than 29%, its highest calendar-year return since 2003. The year began with the market searching for a bottom, and it finally hit a low point in early March. From there, stocks mounted one of their strongest rallies ever—in magnitude and duration—resulting in a check mark-shaped stock chart for 2009.

The market’s outsized result came against a backdrop of economic uncertainty. The economy, which struggled to regain its footing as the financial crisis abated, began to show signs of growth in the second half of the year, even as unemployment climbed to levels not seen since 1983.

Stock markets outside the United States fared even better during 2009, especially many emerging markets, which weathered the financial crisis in relatively better fiscal and economic shape than their developed-market counterparts.

Bond markets calmed down, money market funds endured

Compared with the final months of 2008, when credit markets seized up and investors fled to the safety of U.S. Treasuries, 2009 represented a return to normalcy for bonds. Investors’ appetite

Market Barometer

	Average Annual Total Returns
	Periods Ended December 31, 2009
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	28.43%	-5.36%	0.79%
Russell 2000 Index (Small-caps)	27.17	-6.07	0.51
Dow Jones U.S. Total Stock Market Index	29.35	-5.01	1.09
MSCI All Country World Index ex USA (International)	42.14	-3.04	6.30

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.93%	6.04%	4.97%
Barclays Capital Municipal Bond Index	12.91	4.41	4.32
Citigroup Three-Month U.S. Treasury Bill Index	0.16	2.22	2.88

CPI
Consumer Price Index	2.72%	2.28%	2.56%

5

for risk returned, and the demand for corporate bonds increased, raising their prices and bringing down their yields. For the 12 months ended December 31, the broad taxable bond market returned about 6%, while municipal bonds returned about 13%.

Meanwhile, money market funds and other short-term savings vehicles did poorly in 2009. Interest rates at the shortest end of the maturity spectrum remained at historic lows, a casualty of the Federal Reserve Board’s efforts to revive the economy. The Fed kept its target for the federal funds rate between 0% and 0.25% for the entire year.

For stocks and small-cap funds, 2009 was a story in three parts

You can view the 2009 equity markets in terms of three distinct periods, each marked by a sharp and sudden swing in performance.

Stocks tumbled in the first quarter, as investors remained worried about possible company failures and the impact of federal government takeovers. Stocks then rallied furiously through the second and third quarters as the economic storm clouds began to part. Lower-quality stocks—those with shakier finances—did especially well. In the year’s final months, the rally moderated as investors seemed to become

Expense Ratios
Your Fund Compared With Its Peer Group
						Peer
	Investor	Admiral	Signal	Institutional	ETF	Group
	Shares	Shares	Shares	Shares	Shares	Average
Small-Cap Index Fund	0.28%	0.15%	0.15%	0.09%	0.15%	1.43%
Small-Cap Growth Index Fund	0.28	—	—	0.09	0.15	1.61
Small-Cap Value Index Fund	0.28	—	—	0.09	0.15	1.52

The fund expense ratios shown are from the prospectuses dated April 29, 2009, and represent estimated costs for the current fiscal year based on the funds’ net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the expense ratios were: for the Small-Cap Index Fund, 0.28% for Investor Shares, 0.14% for Admiral Shares, 0.14% for Signal Shares, 0.08% for Institutional Shares, and 0.14% for ETF Shares; for the Small-Cap Growth Index Fund, 0.28% for Investor Shares, 0.08% for Institutional Shares, and 0.14% for ETF Shares; and for the Small-Cap Value Index Fund, 0.28% for Investor Shares, 0.08% for Institutional Shares, and 0.14% for ETF Shares.  The peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2008.

Peer groups are: for the Small-Cap Index Fund, Small-Cap Core Funds; for the Small-Cap Growth Index Fund, Small-Cap Growth Funds; and for the Small-Cap Value Index Fund, Small-Cap Value Funds.

6

more discerning in their search for value by focusing on companies with seemingly reliable prospects for earnings growth and a healthy return on equity.

Returns for the funds reflected generally strong performance across the small-cap market. In sharp contrast to prior-year results, in which every sector recorded a large negative return, every sector reported a positive outcome in 2009.

The most significant contributors to the growth and value funds’ returns were their holdings in the information technology and consumer discretionary sectors. These two sectors contributed about one-half

Total Returns
Ten Years Ended December 31, 2009
Average
Annual Return
Small-Cap Index Fund Investor Shares	4.35%
Spliced Small-Cap Index	4.20
Small-Cap Core Funds Average	4.68
Spliced Small-Cap Index: Russell 2000 Index through May 16, 2003; MSCI US Small Cap 1750 Index thereafter.
Small-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Small-Cap Growth Index Fund Investor Shares	4.84%
Spliced Small-Cap Growth Index	4.64
Small-Cap Growth Funds Average	-0.91
Spliced Small-Cap Growth Index: S&P SmallCap 600/Barra Growth Index through May 16, 2003; MSCI US Small Cap Growth Index thereafter.
Small-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Small-Cap Value Index Fund Investor Shares	7.69%
Spliced Small-Cap Value Index	7.44
Small-Cap Value Funds Average	7.76
Spliced Small-Cap Value Index: S&P SmallCap 600/Barra Value Index through May 16, 2003; MSCI US Small Cap Value Index thereafter.
Small-Cap Value Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

7

the return of the Small-Cap Value Index Fund and almost two-thirds of the return of the Small-Cap Growth Index Fund. Driving their performance were the stocks of companies in industries such as semiconductor and semiconductor equipment manufacturing, software development, retailing, and media.

Less important, but still significant, contributors to return were energy and financial sector stocks for the Small-Cap Growth Index Fund, and materials and industrial sector stocks for the Small-Cap Value Index Fund. Health care stocks boosted returns for both funds, but to different degrees.

A step back can enhance perspective on performance

It’s important to step back from volatile years like 2008 and 2009 to see how a fund is performing over the long term. In our view, this is the best way to invest, because it allows you to filter out short-term noise and fleeting market trends.

For the ten years ended December 31, 2009, the return of each of the funds has been slightly ahead of its benchmark. The funds’ 10-year returns have either been competitive with the average return of peer-group funds or, in the case of the growth fund, far in excess of the average.

The funds’ longer-term results reflect the expertise of the funds’ advisor, Vanguard Quantitative Equity Group. The group’s long-tenured professionals have developed portfolio construction and management strategies to help them keep the funds in line with their benchmarks through a variety of market environments. The advisor’s skills and proprietary systems have served shareholders well in capturing the return of the market, whether it’s the broad market or a slice of it.

Diversification can be a key tool to help control your portfolio

No one knows what 2010 will bring. The unpredictability of the stock market was abundantly clear in both the depths of 2008 and then the timing and pace of the spectacular bounceback in 2009.

While we can’t control the markets or the economy, we can control how we react to the market’s inevitable volatility and shifts in performance from one style or sector to another. We can do so by diversifying among asset classes, such as stocks, bonds, and money market investments. It is just as important, however, to diversify within these asset groups—for example, between growth and value stocks, and among large-, mid-, and small-capitalization stocks. Vanguard’s small-cap index funds can help you achieve this level of diversification.

On another matter, I would like to inform you that on January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as

8

chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 14, 2010

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

Small-Cap Index Fund, Small-Cap Growth Index Fund, Small-Cap Value Index Fund

			Percentage
Trustee	For	Withheld	For
John J. Brennan	5,783,728,017	132,330,913	97.7%
Charles D. Ellis	5,728,724,219	187,334,711	96.8%
Emerson U. Fullwood	5,780,086,736	135,972,194	97.7%
Rajiv L. Gupta	5,775,585,512	140,473,418	97.6%
Amy Gutmann	5,783,328,789	132,730,141	97.7%
JoAnn Heffernan Heisen	5,774,973,685	141,085,245	97.6%
F. William McNabb III	5,787,447,014	128,611,916	97.8%
André F. Perold	5,773,103,389	142,955,541	97.5%
Alfred M. Rankin, Jr.	5,776,127,477	139,931,453	97.6%
Peter F. Volanakis	5,791,986,958	124,071,972	97.9%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Small-Cap Index Fund
2a	270,842,042	5,830,129	9,332,243	37,201,253	83.8%
2b	269,851,552	6,190,294	9,962,565	37,201,257	83.5%
2c	267,057,577	5,912,970	13,033,864	37,201,257	82.6%
2d	264,498,095	5,983,041	15,523,273	37,201,258	81.8%
2e	264,780,989	5,885,536	15,337,882	37,201,260	81.9%
2f	266,591,161	5,871,199	13,542,051	37,201,257	82.5%
2g	269,974,453	5,982,393	10,047,554	37,201,267	83.5%

10

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Small-Cap Growth Index Fund
2a	112,657,941	2,877,222	2,305,877	21,832,086	80.7%
2b	112,449,691	3,124,519	2,266,823	21,832,093	80.5%
2c	107,237,371	2,928,182	7,675,482	21,832,091	76.8%
2d	112,058,302	2,962,531	2,820,205	21,832,088	80.2%
2e	112,051,124	2,951,027	2,838,884	21,832,091	80.2%
2f	112,516,948	2,921,014	2,403,074	21,832,090	80.6%
2g	112,597,019	2,853,244	2,390,770	21,832,093	80.6%

Small-Cap Value Index Fund
2a	175,641,096	4,319,633	7,819,313	19,072,172	84.9%
2b	175,072,475	4,888,545	7,819,022	19,072,173	84.6%
2c	167,961,390	4,686,298	15,132,354	19,072,173	81.2%
2d	174,202,545	4,666,800	8,910,695	19,072,174	84.2%
2e	174,075,864	4,521,801	9,182,380	19,072,170	84.2%
2f	175,136,454	4,497,421	8,146,170	19,072,169	84.7%
2g	176,031,469	4,661,339	7,087,234	19,072,173	85.1%

Fund shareholders did not approve this proposal:

Proposal 3—Institute procedures to prevent holding investments in companies that, in the judgment of the board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

The trustees recommended a vote against the proposal because it called for procedures that duplicate existing practices and procedures of the Vanguard funds.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Small-Cap Growth Index Fund	15,807,481	4,948,497	97,090,186	21,826,962	11.3%

11

Small-Cap Index Fund

Fund Profile

As of December 31, 2009

Share-Class Characteristics
	Investor	Admiral	Signal	Institutional	ETF
	Shares	Shares	Shares	Shares	Shares
Ticker Symbol	NAESX	VSMAX	VSISX	VSCIX	VB
Expense Ratio1	0.28%	0.15%	0.15%	0.09%	0.15%
30-Day SEC Yield	1.31%	1.46%	1.45%	1.49%	1.45%

Portfolio Characteristics
			DJ
		MSCI US	U.S. Total
		Small Cap	Market
	Fund	1750 Index	Index
Number of Stocks	1,748	1,743	4,201
Median Market Cap	$1.3B	$1.3B	$30.7B
Price/Book Ratio	1.8x	1.8x	2.1x
Return on Equity	10.9%	10.9%	19.3%
Earnings Growth Rate	5.0%	5.0%	8.1%
Dividend Yield	1.3%	1.3%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	14%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Small Cap	Market
	1750 Index	Index
R-Squared	1.00	0.93
Beta	1.00	1.23

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Human Genome Sciences Inc.	Biotechnology	0.4%
Whiting Petroleum Corp.	Oil & Gas Exploration & Production	0.3
Rovi Corp.	Systems Software	0.3
Oshkosh Corp.	Construction & Farm Machinery & Heavy Trucks	0.3
MSCI Inc. Class A	Specialized Finance	0.2
3Com Corp.	Communications Equipment	0.2
Tupperware Brands Corp.	Housewares & Specialties	0.2
Green Mountain Coffee Roasters Inc.	Packaged Foods & Meats	0.2
Corrections Corp. of America	Security & Alarm Services	0.2
AGL Resources Inc.	Gas Utilities	0.2
Top Ten		2.5%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectuses dated April 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the fund’s expense ratios were 0.28% for
Investor Shares, 0.14% for Admiral Shares, 0.14% for Signal Shares, 0.08% for Institutional Shares, and 0.14% for ETF Shares.

12

Small-Cap Index Fund

Sector Diversification (% of equity exposure)

			DJ
		MSCI US	U.S. Total
		Small Cap	Market
	Fund	1750 Index	Index
Consumer
Discretionary	14.6%	14.6%	10.3%
Consumer Staples	3.6	3.6	9.9
Energy	6.1	6.1	10.6
Financials	19.9	19.9	16.0
Health Care	12.0	12.0	12.6
Industrials	16.1	16.1	10.6
Information
Technology	17.6	17.6	19.3
Materials	5.4	5.4	4.0
Telecommunication
Services	1.0	1.0	2.9
Utilities	3.7	3.7	3.8

Investment Focus

13

Small-Cap Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 1999, Through December 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended December 31, 2009
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Small-Cap Index Fund Investor Shares	36.12%	1.79%	4.35%	$15,315
••••••••	Dow Jones U.S. Total Stock Market
	Index	29.35	1.09	-0.17	9,828

	Small-Cap Spliced Index	31.41	0.12	4.68	15,797
– – – –	Small-Cap Core Funds Average	36.15	1.81	4.20	15,092

Spliced Small-Cap Index: Russell 2000 Index through May 16, 2003; MSCI US Small Cap 1750 Index thereafter.

Small-Cap Core Funds Average: Derived from data provided by Lipper Inc.

			Since	Final Value
	One	Five	Inception	of a $100,000
	Year	Years	(11/13/2000)	Investment
Small-Cap Index Fund Admiral
Shares	36.33%	1.91%	5.40%	$161,596
Dow Jones U.S. Total Stock Market
Index	29.35	1.09	0.79	107,434
Spliced Small-Cap Index	36.15	1.81	5.16	158,280

Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

14

Small-Cap Index Fund

		Since	Final Value
	One	Inception	of a $1,000,000
	Year	(12/15/2006)	Investment
Small-Cap Index Fund Signal Shares	36.34%	-4.25%	$876,273
Dow Jones U.S. Total Stock Market
Index	29.35	-5.14	851,725
MSCI US Small Cap 1750 Index	36.15	-4.40	871,958

Performance for the fund’s Signal Shares and comparative standards is calculated since the Signal Shares’ inception.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Small-Cap Index Fund Institutional
Shares	36.40%	1.96%	4.52%	$7,779,658
Dow Jones U.S. Total Stock Market
Index	29.35	1.09	-0.17	4,913,789
Spliced Small-Cap Index	36.15	1.81	4.20	7,545,968

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(1/26/2004)	Investment
Small-Cap Index Fund
ETF Shares Net Asset Value	36.31%	1.93%	3.57%	$12,312
Dow Jones U.S. Total Stock Market Index	29.35	1.09	2.20	11,376
MSCI US Small Cap 1750 Index	36.15	1.81	3.48	12,246

Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.
For more information about how the ETF Shares' market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares'
market price was above or below the NAV.

Cumulative Returns of ETF Shares: January 26, 2004, Through December 31, 2009

	One	Five	Since
	Year	Years	Inception
Small-Cap Index Fund
ETF Shares Market Price	36.76%	10.15%	23.01%
Small-Cap Index Fund
ETF Shares Net Asset Value	36.31	10.02	23.12
MSCI US Small Cap 1750 Index	36.15	9.39	22.46

Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

15

Small-Cap Index Fund

Fiscal-Year Total Returns (%): December 31, 1999, Through December 31, 2009

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

16

Small-Cap Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of December 31, 2009

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Tupperware Brands Corp.	849,585	39,565	0.2%
Jarden Corp.	1,193,752	36,899	0.2%
* DreamWorks Animation SKG Inc. Class A	914,241	36,524	0.2%
* Chico’s FAS Inc.	2,391,877	33,606	0.2%
Gentex Corp.	1,858,411	33,173	0.2%
RadioShack Corp.	1,688,840	32,932	0.2%
Consumer Discretionary—Other †		2,307,982	13.4%
		2,520,681	14.6%
Consumer Staples
* Green Mountain Coffee Roasters Inc.	469,354	38,238	0.2%
Herbalife Ltd.	832,161	33,761	0.2%
Consumer Staples—Other †		553,333	3.2%
		625,332	3.6%
Energy
* Whiting Petroleum Corp.	685,882	49,006	0.3%
Core Laboratories NV	294,329	34,766	0.2%
Southern Union Co.	1,506,356	34,194	0.2%
* Encore Acquisition Co.	711,926	34,187	0.2%
Energy—Other †		895,495	5.2%
		1,047,648	6.1%
Financials
* MSCI Inc. Class A	1,350,974	42,961	0.2%
Alexandria Real Estate Equities Inc.	585,944	37,670	0.2%
Senior Housing Properties Trust	1,712,870	37,461	0.2%
Assured Guaranty Ltd.	1,705,026	37,101	0.2%
Camden Property Trust	865,157	36,657	0.2%
Mack-Cali Realty Corp.	1,056,815	36,534	0.2%
Waddell & Reed Financial Inc.	1,158,647	35,385	0.2%
First Niagara Financial Group Inc.	2,470,506	34,365	0.2%
* AmeriCredit Corp.	1,798,262	34,239	0.2%

17

Small-Cap Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
	Jones Lang LaSalle Inc.	563,597	34,041	0.2%
	Chimera Investment Corp.	8,590,495	33,331	0.2%
	Financials—Other †		3,045,306	17.7%
			3,445,051	19.9%
Health Care
*	Human Genome Sciences Inc.	2,435,566	74,528	0.4%
*	Mednax Inc.	625,639	37,607	0.2%
*	Tenet Healthcare Corp.	6,490,986	34,986	0.2%
*	United Therapeutics Corp.	645,536	33,987	0.2%
*	Valeant Pharmaceuticals International	1,041,170	33,099	0.2%
	Health Care—Other †		1,848,264	10.7%
			2,062,471	11.9%
Industrials
	Oshkosh Corp.	1,179,764	43,687	0.3%
*	Corrections Corp. of America	1,553,982	38,150	0.2%
*	Waste Connections Inc.	1,080,622	36,028	0.2%
	IDEX Corp.	1,089,012	33,923	0.2%
*	Continental Airlines Inc. Class B	1,862,731	33,380	0.2%
	Hubbell Inc. Class B	700,329	33,126	0.2%
	Snap-On Inc.	778,612	32,904	0.2%
	Industrials—Other †		2,518,098	14.5%
			2,769,296	16.0%
Information Technology
*	Rovi Corp.	1,371,918	43,723	0.2%
*	3Com Corp.	5,276,175	39,571	0.2%
*	Itron Inc.	539,624	36,462	0.2%
*	Varian Semiconductor Equipment Associates Inc.	989,231	35,494	0.2%
*	MICROS Systems Inc.	1,084,720	33,659	0.2%
*	CommScope Inc.	1,262,879	33,504	0.2%
*,^	Rambus Inc.	1,344,565	32,807	0.2%
*	Skyworks Solutions Inc.	2,309,352	32,770	0.2%
	Information Technology—Other †		2,742,914	15.9%
			3,030,904	17.5%
Materials
	Ashland Inc.	953,967	37,796	0.2%
	RPM International Inc.	1,741,799	35,411	0.2%
	Materials—Other †		856,181	5.0%
			929,388	5.4%
Telecommunication Services
*	tw telecom inc Class A	2,013,452	34,511	0.2%
	Telecommunication Services—Other †		139,772	0.8%
			174,283	1.0%
Utilities
	AGL Resources Inc.	1,042,476	38,019	0.2%
	Atmos Energy Corp.	1,244,917	36,601	0.2%
	Great Plains Energy Inc.	1,823,993	35,367	0.2%
	ITC Holdings Corp.	673,895	35,103	0.2%
	Utilities—Other †		489,579	2.9%
			634,669	3.7%
Total Common Stocks (Cost $16,623,023)			17,239,723	99.7%[1]

18

Small-Cap Index Fund

			Market	Percentage
			Value•	of Net
			($000)	Assets
Convertible Preferred Stocks
Consumer Discretionary †			1,006	0.0%
Total Convertible Preferred Stocks (Cost $1,214)			1,006	0.0%

	Coupon	Shares
Temporary Cash Investments
Money Market Fund
2,3 Vanguard Market Liquidity Fund	0.187%	362,130,342	362,130	2.1%

4U.S. Government and Agency Obligations †			6,497	0.0%
Total Temporary Cash Investments (Cost $364,630)			368,627	2.1%[1]
Total Investments (Cost $16,988,867)			17,609,356	101.8%
Other Assets and Liabilities
Other Assets			209,951	1.2%
Liabilities[3]			(528,386)	(3.0%)
			(318,435)	(1.8%)
Net Assets			17,290,921	100.0%

19

Small-Cap Index Fund

At December 31, 2009, net assets consisted of:

Amount
($000)
Paid-in Capital	18,903,819
Overdistributed Net Investment Income	(22,852)
Accumulated Net Realized Losses	(2,210,649)
Unrealized Appreciation (Depreciation)
Investment Securities	620,489
Futures Contracts	114
Net Assets	17,290,921

Investor Shares—Net Assets
Applicable to 215,099,667 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,913,304
Net Asset Value Per Share—Investor Shares	$27.49

Admiral Shares—Net Assets
Applicable to 72,458,133 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,992,414
Net Asset Value Per Share—Admiral Shares	$27.50

Signal Shares—Net Assets
Applicable to 71,147,377 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,763,450
Net Asset Value Per Share—Signal Shares	$24.79

Institutional Shares—Net Assets
Applicable to 151,314,440 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,161,666
Net Asset Value Per Share—Institutional Shares	$27.50

ETF Shares—Net Assets
Applicable to 60,271,946 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,460,087
Net Asset Value Per Share—ETF Shares	$57.41

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $265,570,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.8%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $301,596,000 of collateral received for securities on loan.
4 Securities with a value of $6,497,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
20

Small-Cap Index Fund

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Dividends	178,849
Interest[1]	383
Security Lending	21,202
Total Income	200,434
Expenses
The Vanguard Group—Note B
Investment Advisory Services	473
Management and Administrative—Investor Shares	10,851
Management and Administrative—Admiral Shares	1,665
Management and Administrative—Signal Shares	1,342
Management and Administrative—Institutional Shares	1,332
Management and Administrative—ETF Shares	1,601
Marketing and Distribution—Investor Shares	1,172
Marketing and Distribution—Admiral Shares	327
Marketing and Distribution—Signal Shares	388
Marketing and Distribution—Institutional Shares	853
Marketing and Distribution—ETF Shares	471
Custodian Fees	753
Auditing Fees	30
Shareholders’ Reports and Proxies—Investor Shares	525
Shareholders’ Reports and Proxies—Admiral Shares	24
Shareholders’ Reports and Proxies—Signal Shares	41
Shareholders’ Reports and Proxies—Institutional Shares	16
Shareholders’ Reports and Proxies—ETF Shares	221
Trustees’ Fees and Expenses	25
Total Expenses	22,110
Net Investment Income	178,324
Realized Net Gain (Loss)
Investment Securities Sold	(448,930)
Futures Contracts	14,967
Realized Net Gain (Loss)	(433,963)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	4,483,721
Futures Contracts	(4,142)
Change in Unrealized Appreciation (Depreciation)	4,479,579
Net Increase (Decrease) in Net Assets Resulting from Operations	4,223,940

1 Interest income from an affiliated company of the fund was $317,000.
See accompanying Notes, which are an integral part of the Financial Statements.

21

Small-Cap Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	178,324	207,580
Realized Net Gain (Loss)	(433,963)	530,712
Change in Unrealized Appreciation (Depreciation)	4,479,579	(6,344,995)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,223,940	(5,606,703)
Distributions
Net Investment Income
Investor Shares	(58,993)	(78,250)
Admiral Shares	(22,117)	(30,066)
Signal Shares	(19,496)	(24,267)
Institutional Shares	(48,371)	(53,803)
ETF Shares	(36,024)	(25,370)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(185,001)	(211,756)
Capital Share Transactions
Investor Shares	372,313	168,313
Admiral Shares	40,938	(11,036)
Signal Shares	128,306	199,826
Institutional Shares	603,547	429,108
ETF Shares	1,671,490	598,110
Net Increase (Decrease) from Capital Share Transactions	2,816,594	1,384,321
Total Increase (Decrease)	6,855,533	(4,434,138)
Net Assets
Beginning of Period	10,435,388	14,869,526
End of Period[1]	17,290,921	10,435,388

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($22,852,000) and ($16,175,000).

See accompanying Notes, which are an integral part of the Financial Statements.
22

Small-Cap Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$20.40	$32.58	$32.62	$28.52	$26.83
Investment Operations
Net Investment Income	.272	.398	.413	.357	.290
Net Realized and Unrealized Gain (Loss)
on Investments	7.094	(12.174)	(.041)	4.101	1.690
Total from Investment Operations	7.366	(11.776)	.372	4.458	1.980
Distributions
Dividends from Net Investment Income	(.276)	(.404)	(.412)	(.358)	(.290)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.276)	(.404)	(.412)	(.358)	(.290)
Net Asset Value, End of Period	$27.49	$20.40	$32.58	$32.62	$28.52

Total Return[1]	36.12%	-36.07%	1.16%	15.64%	7.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,913	$4,050	$6,214	$6,808	$5,902
Ratio of Total Expenses to
Average Net Assets	0.28%	0.23%	0.22%	0.23%	0.23%
Ratio of Net Investment Income to
Average Net Assets	1.30%	1.49%	1.23%	1.18%	1.08%
Portfolio Turnover Rate[2]	14%	14%	16%	13%	18%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
23

Small-Cap Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$20.40	$32.59	$32.64	$28.53	$26.83
Investment Operations
Net Investment Income	.303	.426	.440	.395	.325
Net Realized and Unrealized Gain (Loss)
on Investments	7.105	(12.185)	(.040)	4.101	1.690
Total from Investment Operations	7.408	(11.759)	.400	4.496	2.015
Distributions
Dividends from Net Investment Income	(.308)	(.431)	(.450)	(.386)	(.315)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.308)	(.431)	(.450)	(.386)	(.315)
Net Asset Value, End of Period	$27.50	$20.40	$32.59	$32.64	$28.53

Total Return	36.33%	-36.00%	1.24%	15.77%	7.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,992	$1,444	$2,325	$3,078	$2,382
Ratio of Total Expenses to
Average Net Assets	0.14%	0.12%	0.11%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	1.44%	1.60%	1.34%	1.28%	1.18%
Portfolio Turnover Rate[1]	14%	14%	16%	13%	18%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
24

Small-Cap Index Fund

Financial Highlights

Signal Shares
				Dec. 15,
				2006[1] to
	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$18.39	$29.38	$29.42	$29.98
Investment Operations
Net Investment Income	.274	.385	.406	.004
Net Realized and Unrealized Gain (Loss) on Investments	6.405	(10.985)	(.042)	(.251)
Total from Investment Operations	6.679	(10.600)	.364	(.247)
Distributions
Dividends from Net Investment Income	(.279)	(.390)	(.404)	(.313)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.279)	(.390)	(.404)	(.313)
Net Asset Value, End of Period	$24.79	$18.39	$29.38	$29.42

Total Return	36.34%	-36.00%	1.25%	-0.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,763	$1,172	$1,625	$157
Ratio of Total Expenses to Average Net Assets	0.14%	0.12%	0.11%	0.13%[2]
Ratio of Net Investment Income to Average Net Assets	1.44%	1.60%	1.34%	1.28%[2]
Portfolio Turnover Rate[3]	14%	14%	16%	13%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
25

Small-Cap Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$20.40	$32.60	$32.65	$28.54	$26.84
Investment Operations
Net Investment Income	.316	.441	.457	.411	.343
Net Realized and Unrealized Gain (Loss)
on Investments	7.106	(12.196)	(.041)	4.101	1.690
Total from Investment Operations	7.422	(11.755)	.416	4.512	2.033
Distributions
Dividends from Net Investment Income	(.322)	(.445)	(.466)	(.402)	(.333)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.322)	(.445)	(.466)	(.402)	(.333)
Net Asset Value, End of Period	$27.50	$20.40	$32.60	$32.65	$28.54

Total Return	36.40%	-35.98%	1.29%	15.82%	7.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,162	$2,545	$3,585	$3,107	$2,089
Ratio of Total Expenses to
Average Net Assets	0.08%	0.07%	0.07%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.50%	1.65%	1.38%	1.33%	1.23%
Portfolio Turnover Rate[1]	14%	14%	16%	13%	18%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
26

Small-Cap Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$42.60	$68.07	$68.16	$59.59	$56.05
Investment Operations
Net Investment Income	.646	.910	.959	.836	.668
Net Realized and Unrealized Gain (Loss)
on Investments	14.822	(25.462)	(.093)	8.569	3.555
Total from Investment Operations	15.468	(24.552)	.866	9.405	4.223
Distributions
Dividends from Net Investment Income	(.658)	(.918)	(.956)	(.835)	(.683)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.658)	(.918)	(.956)	(.835)	(.683)
Net Asset Value, End of Period	$57.41	$42.60	$68.07	$68.16	$59.59

Total Return	36.31%	-35.99%	1.27%	15.79%	7.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,460	$1,224	$1,121	$670	$265
Ratio of Total Expenses to
Average Net Assets	0.14%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.44%	1.62%	1.35%	1.31%	1.20%
Portfolio Turnover Rate[1]	14%	14%	16%	13%	18%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
27

Small-Cap Index Fund

Notes to Financial Statements

Vanguard Small-Cap Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Signal Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum amount of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

28

Small-Cap Index Fund

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the fund had contributed capital of $3,183,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.27% of

Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	17,239,723	—	—
Convertible Preferred Stocks	1,006	—	—
Temporary Cash Investments	362,130	6,497	—
Futures Contracts—Liabilities[1]	(595)	—	—
Total	17,602,264	6,497	—
1 Represents variation margin on the last day of the reporting period.

29

Small-Cap Index Fund

D. At December 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
E-mini Russell 2000 Index	March 2010	875	54,591	114

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2009, the fund realized $465,769,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at December 31, 2009, the fund had $2,444,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $1,801,773,000 to offset future net capital gains of $326,341,000 through December 31, 2011, $23,049,000 through December 31, 2015, $481,807,000 through December 31, 2016, and $970,576,000 through December 31, 2017. In addition, the fund realized losses of $405,904,000 during the period from November 1, 2009, through December 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At December 31, 2009, the cost of investment securities for tax purposes was $16,991,697,000. Net unrealized appreciation of investment securities for tax purposes was $617,659,000, consisting of unrealized gains of $2,792,656,000 on securities that had risen in value since their purchase and $2,174,997,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2009, the fund purchased $5,748,317,000 of investment securities and sold $2,838,202,000 of investment securities, other than temporary cash investments.

30

Small-Cap Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended December 31,
	2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,292,322	58,916	1,369,493	50,519
Issued in Lieu of Cash Distributions	56,593	2,071	74,366	3,864
Redeemed	(976,602)	(44,417)	(1,275,546)	(46,583)
Net Increase (Decrease)—Investor Shares	372,313	16,570	168,313	7,800
Admiral Shares
Issued	290,764	13,073	313,670	11,694
Issued in Lieu of Cash Distributions	19,054	699	26,178	1,359
Redeemed	(268,880)	(12,110)	(350,884)	(13,585)
Net Increase (Decrease)—Admiral Shares	40,938	1,662	(11,036)	(532)
Signal Shares
Issued	550,957	27,652	565,494	23,032
Issued in Lieu of Cash Distributions	16,939	691	21,794	1,257
Redeemed	(439,590)	(20,897)	(387,462)	(15,887)
Net Increase (Decrease)—Signal Shares	128,306	7,446	199,826	8,402
Institutional Shares
Issued	1,294,155	57,320	1,225,972	44,213
Issued in Lieu of Cash Distributions	45,986	1,686	50,865	2,644
Redeemed	(736,594)	(32,428)	(847,729)	(32,066)
Net Increase (Decrease)—Institutional Shares	603,547	26,578	429,108	14,791
ETF Shares
Issued	2,815,775	56,037	3,053,322	53,168
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,144,285)	(24,500)	(2,455,212)	(40,900)
Net Increase (Decrease)—ETF Shares	1,671,490	31,537	598,110	12,268

H. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 16, 2010, for potential recognition or disclosure in these financial statements.

31

Small-Cap Growth Index Fund

Fund Profile
As of December 31, 2009

Share-Class Characteristics

	Investor	Institutional	ETF
	Shares	Shares	Shares
Ticker Symbol	VISGX	VSGIX	VBK
Expense Ratio[1]	0.28%	0.09%	0.15%
30-Day SEC Yield	0.38%	0.56%	0.52%

Portfolio Characteristics
			DJ
		MSCI US	U.S. Total
		Small Cap	Market
	Fund	Growth	Index
Number of Stocks	1,007	1,004	4,201
Median Market Cap	$1.3B	$1.3B	$30.7B
Price/Book Ratio	2.6x	2.6x	2.1x
Return on Equity	12.4%	12.4%	19.3%
Earnings Growth Rate	10.8%	10.8%	8.1%
Dividend Yield	0.3%	0.3%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	38%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
		MSCI US	U.S. Total
		Small Cap	Market
	Fund	Growth	Index
Consumer
Discretionary	17.0%	17.0%	10.3%
Consumer Staples	3.3	3.3	9.9
Energy	7.9	7.9	10.6
Financials	7.0	7.0	16.0
Health Care	17.6	17.6	12.6
Industrials	16.6	16.6	10.6
Information
Technology	26.1	26.1	19.3
Materials	2.8	2.8	4.0
Telecommunication
Services	1.1	1.1	2.9
Utilities	0.6	0.6	3.8

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Small Cap	Market
	Growth	Index
R-Squared	1.00	0.92
Beta	1.00	1.23

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Rovi Corp.	Systems Software	0.5%
Oshkosh Corp.	Construction & Farm Machinery & Heavy Trucks	0.5
MSCI Inc. Class A	Specialized Finance	0.5
Green Mountain Coffee Roasters Inc.	Packaged Foods & Meats	0.4
Human Genome Sciences Inc.	Biotechnology	0.4
Itron Inc.	Electronic Equipment & Instruments	0.4
Waste Connections Inc.	Environmental & Facilities Services	0.4
Varian Semiconductor Equipment Associates Inc.	Semiconductor Equipment	0.4
ITC Holdings Corp.	Electric Utilities	0.4
Tenet Healthcare Corp.	Health Care Facilities	0.4
Top Ten		4.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectuses dated April 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the fund’s expense ratios were 0.28% for
Investor Shares, 0.08% for Institutional Shares, and 0.14% for ETF Shares.

32

Small-Cap Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 1999, Through December 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended December 31, 2009
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Small-Cap Growth Index Fund Investor
	Shares	41.85%	2.56%	4.84%	$16,043
••••••••	Dow Jones U.S. Total Stock Market
	Index	29.35	1.09	-0.17	9,828

	Small-Cap Spliced Index	35.83	-0.12	-0.91	15,746
– – – –	Small-Cap Growth Growth Funds Average	41.97	2.58	4.64	9,130

Spliced Small-Cap Growth Index: S&P SmallCap 600/Barra Growth Index through May 16, 2003; MSCI US Small Cap Growth Index thereafter.
Small-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(5/24/2000)	Investment
Small-Cap Growth Index Fund
Institutional Shares	42.13%	2.72%	5.55%	$8,401,635
Dow Jones U.S. Total Stock Market
Index	29.35	1.09	0.56	5,276,343
Spliced Small-Cap Growth Index	41.97	2.58	5.23	8,154,822

Performance for the fund’s Institutional Shares and comparative standards is calculated since the Institutional Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

33

Small-Cap Growth Index Fund

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(1/26/2004)	Investment
Small-Cap Growth Index Fund
ETF Shares Net Asset Value	42.02%	2.68%	3.33%	$12,147
Dow Jones U.S. Total Stock Market Index	29.35	1.09	2.20	11,376
MSCI US Small Cap Growth Index	41.97	2.58	3.26	12,093

Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.
For more information about how the ETF Shares' market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares'
market price was above or below the NAV.

Cumulative Returns of ETF Shares: January 26, 2004, Through December 31, 2009

	One	Five	Since
	Year	Years	Inception
Small-Cap Growth Index Fund
ETF Shares Market Price	42.33%	14.21%	21.35%
Small-Cap Growth Index Fund
ETF Shares Net Asset Value	42.02	14.12	21.47
MSCI US Small Cap Growth Index	41.97	13.60	20.93

Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.

Fiscal-Year Total Returns (%): December 31, 1999, Through December 31, 2009

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

34

Small-Cap Growth Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of December 31, 2009

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Chico’s FAS Inc.	1,424,004	20,007	0.4%
Gentex Corp.	1,106,420	19,750	0.4%
* Big Lots Inc.	663,067	19,216	0.4%
* Sirius XM Radio Inc.	31,268,031	18,761	0.4%
* Aeropostale Inc.	541,984	18,455	0.4%
* Hanesbrands Inc.	761,000	18,348	0.4%
* J Crew Group Inc.	404,025	18,076	0.4%
* Dick’s Sporting Goods Inc.	702,389	17,468	0.3%
* Bally Technologies Inc.	416,721	17,206	0.3%
Phillips-Van Heusen Corp.	414,468	16,861	0.3%
* WMS Industries Inc.	405,535	16,221	0.3%
* Panera Bread Co. Class A	239,430	16,035	0.3%
Consumer Discretionary—Other †		655,239	12.7%
		871,643	17.0%
Consumer Staples
* Green Mountain Coffee Roasters Inc.	279,487	22,770	0.4%
Herbalife Ltd.	495,612	20,107	0.4%
* NBTY Inc.	447,333	19,477	0.4%
Consumer Staples—Other †		106,052	2.1%
		168,406	3.3%
Energy
Core Laboratories NV	175,316	20,708	0.4%
* Encore Acquisition Co.	423,884	20,355	0.4%
* Atlas Energy Inc.	596,147	17,986	0.4%
St Mary Land & Exploration Co.	502,050	17,190	0.3%
* Atwood Oceanics Inc.	464,131	16,639	0.3%
Energy—Other †		313,680	6.1%
		406,558	7.9%
35

Small-Cap Growth Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Financials
* MSCI Inc. Class A	804,407	25,580	0.5%
Jones Lang LaSalle Inc.	335,563	20,268	0.4%
Financials—Other †		313,372	6.1%
		359,220	7.0%
Health Care
* Human Genome Sciences Inc.	725,018	22,186	0.4%
* Tenet Healthcare Corp.	3,864,242	20,828	0.4%
* United Therapeutics Corp.	384,355	20,236	0.4%
* Valeant Pharmaceuticals International	619,844	19,705	0.4%
* VCA Antech Inc.	682,172	17,000	0.3%
Health Care—Other †		800,560	15.6%
		900,515	17.5%
Industrials
Oshkosh Corp.	702,377	26,009	0.5%
* Waste Connections Inc.	643,487	21,454	0.4%
IDEX Corp.	648,331	20,195	0.4%
Gardner Denver Inc.	417,725	17,774	0.4%
* UAL Corp.	1,341,727	17,322	0.4%
* Monster Worldwide Inc.	960,810	16,718	0.3%
Towers Watson & Co. Class A	342,854	16,292	0.3%
Landstar System Inc.	412,224	15,982	0.3%
Industrials—Other †		700,037	13.6%
		851,783	16.6%
Information Technology
* Rovi Corp.	816,809	26,032	0.5%
* Itron Inc.	321,272	21,708	0.4%
* Varian Semiconductor Equipment Associates Inc.	588,973	21,132	0.4%
* MICROS Systems Inc.	645,849	20,041	0.4%
* CommScope Inc.	751,862	19,947	0.4%
Solera Holdings Inc.	530,651	19,109	0.4%
* VistaPrint NV	326,676	18,509	0.4%
* Informatica Corp.	709,782	18,355	0.4%
* Atheros Communications Inc.	535,022	18,319	0.4%
* QLogic Corp.	948,686	17,902	0.3%
* Polycom Inc.	675,265	16,861	0.3%
* Silicon Laboratories Inc.	342,306	16,547	0.3%
* Atmel Corp.	3,442,458	15,870	0.3%
Information Technology—Other †		1,094,141	21.3%
		1,344,473	26.2%

Materials †		143,295	2.8%

Telecommunication Services
* tw telecom inc Class A	1,198,685	20,545	0.4%
Telecommunication Services—Other †		33,438	0.6%
		53,983	1.0%
Utilities
ITC Holdings Corp.	401,298	20,904	0.4%
Utilities—Other †		7,792	0.1%
		28,696	0.5%
Total Common Stocks (Cost $4,667,482)		5,128,572	99.8%[1]

36

Small-Cap Growth Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
2,3 Vanguard Market Liquidity Fund	0.187%	134,424,678	134,425	2.6%

4U.S. Government and Agency Obligations †			999	0.0%
Total Temporary Cash Investments (Cost $135,424)			135,424	2.6%[1]
[5]Total Investments (Cost $4,802,906)			5,263,996	102.4%
Other Assets and Liabilities
Other Assets			23,383	0.5%
Liabilities[3]			(147,654)	(2.9%)
			(124,271)	(2.4%)
Net Assets			5,139,725	100.0%

37

Small-Cap Growth Index Fund

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	6,065,401
Overdistributed Net Investment Income	(6,764)
Accumulated Net Realized Losses	(1,379,957)
Unrealized Appreciation (Depreciation)
Investment Securities	461,090
Futures Contracts	(45)
Net Assets	5,139,725

Investor Shares—Net Assets
Applicable to 179,302,979 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,017,590
Net Asset Value Per Share—Investor Shares	$16.83

Institutional Shares—Net Assets
Applicable to 56,055,458 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	944,794
Net Asset Value Per Share—Institutional Shares	$16.85

ETF Shares—Net Assets
Applicable to 19,667,335 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,177,341
Net Asset Value Per Share—ETF Shares	$59.86

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 2.5%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $122,632,000 of collateral received for securities on loan.
4 Securities with a value of $999,000 have been segregated as initial margin for open futures contracts.
5 The total value of securities on loan is $106,087,000.
See accompanying Notes, which are an integral part of the Financial Statements.
38

Small-Cap Growth Index Fund

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Dividends	15,079
Interest[1]	79
Security Lending	8,593
Total Income	23,751
Expenses
The Vanguard Group—Note B
Investment Advisory Services	202
Management and Administrative—Investor Shares	5,156
Management and Administrative—Institutional Shares	240
Management and Administrative—ETF Shares	700
Marketing and Distribution—Investor Shares	613
Marketing and Distribution—Institutional Shares	193
Marketing and Distribution—ETF Shares	274
Custodian Fees	373
Auditing Fees	29
Shareholders’ Reports and Proxies—Investor Shares	226
Shareholders’ Reports and Proxies—Institutional Shares	8
Shareholders’ Reports and Proxies—ETF Shares	172
Trustees’ Fees and Expenses	8
Total Expenses	8,194
Net Investment Income	15,557
Realized Net Gain (Loss)
Investment Securities Sold	(143,441)
Futures Contracts	2,208
Realized Net Gain (Loss)	(141,233)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,570,259
Futures Contracts	(596)
Change in Unrealized Appreciation (Depreciation)	1,569,663
Net Increase (Decrease) in Net Assets Resulting from Operations	1,443,987
1 Interest income from an affiliated company of the fund was $55,000.

See accompanying Notes, which are an integral part of the Financial Statements.
39

Small-Cap Growth Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,557	25,768
Realized Net Gain (Loss)	(141,233)	(374,592)
Change in Unrealized Appreciation (Depreciation)	1,569,663	(1,579,920)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,443,987	(1,928,744)
Distributions
Net Investment Income
Investor Shares	(8,702)	(15,611)
Institutional Shares	(4,179)	(5,087)
ETF Shares	(4,659)	(6,779)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(17,540)	(27,477)
Capital Share Transactions
Investor Shares	322,971	269,325
Institutional Shares	177,511	129,511
ETF Shares	151,301	232,705
Net Increase (Decrease) from Capital Share Transactions	651,783	631,541
Total Increase (Decrease)	2,078,230	(1,324,680)
Net Assets
Beginning of Period	3,061,495	4,386,175
End of Period[1]	5,139,725	3,061,495

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($6,764,000) and ($4,781,000).

See accompanying Notes, which are an integral part of the Financial Statements.
40

Small-Cap Growth Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.90	$20.01	$18.34	$16.43	$15.16
Investment Operations
Net Investment Income	.046	.096	.095	.051	.040
Net Realized and Unrealized Gain (Loss)
on Investments	4.933	(8.105)	1.669	1.911	1.270
Total from Investment Operations	4.979	(8.009)	1.764	1.962	1.310
Distributions
Dividends from Net Investment Income	(.049)	(.101)	(.094)	(.052)	(.040)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.049)	(.101)	(.094)	(.052)	(.040)
Net Asset Value, End of Period	$16.83	$11.90	$20.01	$18.34	$16.43

Total Return[1]	41.85%	-40.00%	9.63%	11.94%	8.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,018	$1,871	$2,825	$2,208	$1,726
Ratio of Total Expenses to
Average Net Assets	0.28%	0.23%	0.22%	0.23%	0.23%
Ratio of Net Investment Income to
Average Net Assets	0.33%	0.60%	0.52%	0.30%	0.27%
Portfolio Turnover Rate[2]	38%	38%	32%	40%	39%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
41

Small-Cap Growth Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.91	$20.04	$18.37	$16.46	$15.18
Investment Operations
Net Investment Income	.072	.121	.125	.080	.073
Net Realized and Unrealized Gain (Loss)
on Investments	4.944	(8.126)	1.669	1.910	1.270
Total from Investment Operations	5.016	(8.005)	1.794	1.990	1.343
Distributions
Dividends from Net Investment Income	(.076)	(.125)	(.124)	(.080)	(.063)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.076)	(.125)	(.124)	(.080)	(.063)
Net Asset Value, End of Period	$16.85	$11.91	$20.04	$18.37	$16.46

Total Return	42.13%	-39.91%	9.78%	12.09%	8.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$945	$511	$703	$257	$73
Ratio of Total Expenses to
Average Net Assets	0.08%	0.07%	0.07%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	0.53%	0.76%	0.67%	0.45%	0.42%
Portfolio Turnover Rate[1]	38%	38%	32%	40%	39%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
42

Small-Cap Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$42.32	$71.18	$65.24	$58.47	$53.95
Investment Operations
Net Investment Income	.225	.411	.415	.262	.200
Net Realized and Unrealized Gain (Loss)
on Investments	17.555	(28.846)	5.940	6.773	4.534
Total from Investment Operations	17.780	(28.435)	6.355	7.035	4.734
Distributions
Dividends from Net Investment Income	(.240)	(.425)	(.415)	(.265)	(.214)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.240)	(.425)	(.415)	(.265)	(.214)
Net Asset Value, End of Period	$59.86	$42.32	$71.18	$65.24	$58.47

Total Return	42.02%	-39.92%	9.74%	12.03%	8.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,177	$680	$858	$518	$206
Ratio of Total Expenses to
Average Net Assets	0.14%	0.11%	0.11%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	0.47%	0.72%	0.63%	0.41%	0.37%
Portfolio Turnover Rate[1]	38%	38%	32%	40%	39%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
43

Small-Cap Growth Index Fund

Notes to Financial Statements

Vanguard Small-Cap Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum amount of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

44

Small-Cap Growth Index Fund

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the fund had contributed capital of $937,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.37% of

Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,128,572	—	—
Temporary Cash Investments	134,425	999	—
Futures Contracts—Liabilities[1]	(84)	—	—
Total	5,262,913	999	—
1 Represents variation margin on the last day of the reporting period.

45

Small-Cap Growth Index Fund

D. At December 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
E-mini Russell 2000 Index	March 2010	123	7,674	(45)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2009, the fund realized $249,431,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at December 31, 2009, the fund had $103,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $1,167,190,000 to offset future net capital gains of $13,814,000 through December 31, 2011, $15,893,000 through December 31, 2014, $12,561,000 through December 31, 2015, $302,440,000 through December 31, 2016, and $822,482,000 through December 31, 2017. In addition, the fund realized losses of $205,442,000 during the period from November 1, 2009, through December 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At December 31, 2009, the cost of investment securities for tax purposes was $4,810,273,000. Net unrealized appreciation of investment securities for tax purposes was $453,723,000, consisting of unrealized gains of $807,768,000 on securities that had risen in value since their purchase and $354,045,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2009, the fund purchased $2,846,299,000 of investment securities and sold $2,185,217,000 of investment securities, other than temporary cash investments.

46

Small-Cap Growth Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended December 31,
	2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	817,190	59,537	948,611	58,907
Issued in Lieu of Cash Distributions	8,181	494	14,677	1,296
Redeemed	(502,400)	(37,919)	(693,963)	(44,169)
Net Increase (Decrease)—Investor Shares	322,971	22,112	269,325	16,034
Institutional Shares
Issued	357,212	27,809	283,248	17,034
Issued in Lieu of Cash Distributions	3,909	235	4,709	416
Redeemed	(183,610)	(14,896)	(158,446)	(9,630)
Net Increase (Decrease)—Institutional Shares	177,511	13,148	129,511	7,820
ETF Shares
Issued	839,418	17,004	1,346,817	21,705
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(688,117)	(13,400)	(1,114,112)	(17,700)
Net Increase (Decrease)—ETF Shares	151,301	3,604	232,705	4,005

H. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 16, 2010, for potential recognition or disclosure in these financial statements.

47

Small-Cap Value Index Fund

Fund Profile
As of December 31, 2009

Share-Class Characteristics

	Investor	Institutional	ETF
	Shares	Shares	Shares
Ticker Symbol	VISVX	VSIIX	VBR
Expense Ratio[1]	0.28%	0.09%	0.15%
30-Day SEC Yield	2.25%	2.44%	2.39%

Portfolio Characteristics
			DJ
		MSCI US	U.S. Total
		Small Cap	Market
	Fund	Value	Index
Number of Stocks	994	991	4,201
Median Market Cap	$1.3B	$1.3B	$30.7B
Price/Book Ratio	1.3x	1.3x	2.1x
Return on Equity	9.7%	9.7%	19.3%
Earnings Growth Rate	0.5%	0.5%	8.1%
Dividend Yield	2.3%	2.3%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	33%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
		MSCI US	U.S. Total
		Small Cap	Market
	Fund	Value	Index
Consumer
Discretionary	12.2%	12.2%	10.3%
Consumer Staples	4.0	4.0	9.9
Energy	4.2	4.2	10.6
Financials	32.9	32.9	16.0
Health Care	6.4	6.4	12.6
Industrials	15.5	15.5	10.6
Information
Technology	9.0	9.0	19.3
Materials	8.0	8.0	4.0
Telecommunication
Services	1.0	1.0	2.9
Utilities	6.8	6.8	3.8

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Small Cap	Market
	Value	Index
R-Squared	1.00	0.89
Beta	1.00	1.24

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
3Com Corp.	Communications Equipment	0.5%
Tupperware Brands Corp.	Housewares & Specialties	0.5
Corrections Corp. of America	Security & Alarm Services	0.4
AGL Resources Inc.	Gas Utilities	0.4
Ashland Inc.	Diversified Chemicals	0.4
Alexandria Real Estate Equities Inc.	Office REITs	0.4
Mednax Inc.	Health Care Services	0.4
Senior Housing Properties Trust	Specialized REITs	0.4
Human Genome Sciences Inc.	Biotechnology	0.4
Assured Guaranty Ltd.	Property & Casualty Insurance	0.4
Top Ten		4.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectuses dated April 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the fund’s expense ratios were 0.28% for
Investor Shares, 0.08% for Institutional Shares, and 0.14% for ETF Shares.

48

Small-Cap Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 1999, Through December 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended December 31, 2009
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Small-Cap Value Index Fund Investor
	Shares	30.34%	0.80%	7.69%	$20,978
••••••••	Dow Jones U.S. Total Stock Market
	Index	29.35	1.09	-0.17	9,828

	Small-Cap Spliced Index	31.80	0.26	7.76	21,106
– – – –	Small-Cap Value Funds Value Average	30.29	0.88	7.44	20,487

Spliced Small-Cap Value Index: S&P SmallCap 600/Barra Value Index through May 16, 2003; MSCI US Small Cap Value Index thereafter.
Small-Cap Value Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Small-Cap Value Index Fund
Institutional Shares	30.71%	0.99%	7.87%	$10,663,941
Dow Jones U.S. Total Stock Market
Index	29.35	1.09	-0.17	4,913,789
Spliced Small-Cap Value Index	30.29	0.88	7.44	10,243,638

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

49

Small-Cap Value Index Fund

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(1/26/2004)	Investment
Small-Cap Value Index Fund
ETF Shares Net Asset Value	30.52%	0.93%	3.54%	$12,288
Dow Jones U.S. Total Stock Market Index	29.35	1.09	2.20	11,376
MSCI US Small Cap Value Index	30.29	0.88	3.51	12,272

Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.
For more information about how the ETF Shares' market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares'
market price was above or below the NAV.

Cumulative Returns of ETF Shares: January 26, 2004, Through December 31, 2009

	One	Five	Since
	Year	Years	Inception
Small-Cap Value Index Fund
ETF Shares Market Price	31.10%	4.91%	22.83%
Small-Cap Value Index Fund
ETF Shares Net Asset Value	30.52	4.72	22.88
MSCI US Small Cap Value Index	30.29	4.50	22.72

Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.

Fiscal-Year Total Returns (%): December 31, 1999, Through December 31, 2009

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

50

Small-Cap Value Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of December 31, 2009

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Tupperware Brands Corp.	504,423	23,491	0.5%
Jarden Corp.	709,158	21,920	0.4%
RadioShack Corp.	1,002,745	19,554	0.4%
Service Corp. International	2,016,200	16,513	0.3%
Consumer Discretionary—Other †		545,947	10.6%
		627,425	12.2%
Consumer Staples
Del Monte Foods Co.	1,584,416	17,967	0.3%
Consumer Staples—Other †		185,371	3.6%
		203,338	3.9%
Energy
Southern Union Co.	896,620	20,353	0.4%
* Whiting Petroleum Corp.	264,714	18,914	0.4%
Energy—Other †		177,403	3.4%
		216,670	4.2%
Financials
Alexandria Real Estate Equities Inc.	347,873	22,365	0.4%
Senior Housing Properties Trust	1,018,452	22,274	0.4%
Assured Guaranty Ltd.	1,012,316	22,028	0.4%
Camden Property Trust	513,699	21,765	0.4%
Mack-Cali Realty Corp.	628,053	21,712	0.4%
Waddell & Reed Financial Inc.	687,961	21,010	0.4%
First Niagara Financial Group Inc.	1,467,745	20,416	0.4%
Chimera Investment Corp.	5,109,881	19,826	0.4%
Highwoods Properties Inc.	569,220	18,983	0.4%
Essex Property Trust Inc.	225,885	18,895	0.4%
Arthur J Gallagher & Co.	811,745	18,272	0.4%
Hanover Insurance Group Inc.	407,435	18,102	0.4%
Bank of Hawaii Corp.	383,840	18,064	0.4%
Corporate Office Properties Trust SBI	465,346	17,046	0.3%
Aspen Insurance Holdings Ltd.	667,134	16,979	0.3%

51

Small-Cap Value Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Washington Federal Inc.	873,939	16,902	0.3%
MFA Financial Inc.	2,189,043	16,089	0.3%
StanCorp Financial Group Inc.	393,778	15,759	0.3%
* E*Trade Financial Corp.	8,947,189	15,658	0.3%
Financials—Other †		1,326,189	25.9%
		1,688,334	32.9%
Health Care
* Mednax Inc.	371,465	22,329	0.4%
* Human Genome Sciences Inc.	723,017	22,124	0.4%
PerkinElmer Inc.	936,114	19,275	0.4%
Teleflex Inc.	319,132	17,198	0.4%
Health Care—Other †		245,702	4.8%
		326,628	6.4%
Industrials
* Corrections Corp. of America	922,827	22,655	0.4%
Hubbell Inc. Class B	415,837	19,669	0.4%
Snap-On Inc.	462,334	19,538	0.4%
Lincoln Electric Holdings Inc.	340,641	18,211	0.4%
Kennametal Inc.	651,187	16,879	0.3%
Carlisle Cos. Inc.	490,610	16,808	0.3%
Industrials—Other †		681,350	13.3%
		795,110	15.5%
Information Technology
* 3Com Corp.	3,132,981	23,497	0.4%
* Skyworks Solutions Inc.	1,371,197	19,457	0.4%
* Tech Data Corp.	402,380	18,775	0.4%
Information Technology—Other †		397,031	7.7%
		458,760	8.9%
Materials
Ashland Inc.	566,438	22,442	0.4%
RPM International Inc.	1,034,204	21,025	0.4%
Aptargroup Inc.	542,267	19,381	0.4%
Packaging Corp. of America	825,709	19,000	0.4%
* Domtar Corp.	335,907	18,613	0.4%
Compass Minerals International Inc.	261,061	17,541	0.4%
Temple-Inland Inc.	814,256	17,189	0.3%
Materials—Other †		273,862	5.3%
		409,053	8.0%

Telecommunication Services †		49,698	1.0%

Utilities
AGL Resources Inc.	619,092	22,578	0.4%
Atmos Energy Corp.	739,139	21,731	0.4%
Great Plains Energy Inc.	1,084,411	21,027	0.4%
Westar Energy Inc.	872,051	18,941	0.4%
Utilities—Other †		264,005	5.2%
		348,282	6.8%
Total Common Stocks (Cost $5,034,847)		5,123,298	99.8%[1]

52

Small-Cap Value Index Fund

			Market	Percentage
			Value•	of Net
			($000)	Assets
Convertible Preferred Stocks
Consumer Discretionary †			700	0.0%
Total Convertible Preferred Stocks (Cost $515)			700	0.0%

	Coupon	Shares
Temporary Cash Investments
Money Market Fund
2,3 Vanguard Market Liquidity Fund	0.187%	42,020,647	42,021	0.8%

4U.S. Government and Agency Obligations †			1,999	0.1%
Total Temporary Cash Investments (Cost $44,020)			44,020	0.9%[1]
[5]Total Investments (Cost $5,079,382)			5,168,018	100.7%
Other Assets and Liabilities
Other Assets			30,352	0.6%
Liabilities[3]			(65,697)	(1.3%)
			(35,345)	(0.7%)
Net Assets			5,132,673	100.0%

53

Small-Cap Value Index Fund

At December 31, 2009, net assets consisted of:

Amount
($000)
Paid-in Capital	6,574,510
Overdistributed Net Investment Income	(6,383)
Accumulated Net Realized Losses	(1,523,968)
Unrealized Appreciation (Depreciation)
Investment Securities	88,636
Futures Contracts	(122)
Net Assets	5,132,673

Investor Shares—Net Assets
Applicable to 251,059,274 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,279,130
Net Asset Value Per Share—Investor Shares	$13.06

Institutional Shares—Net Assets
Applicable to 41,519,249 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	543,357
Net Asset Value Per Share—Institutional Shares	$13.09

ETF Shares—Net Assets
Applicable to 24,042,374 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,310,186
Net Asset Value Per Share—ETF Shares	$54.49

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.7%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $36,115,000 of collateral received for securities on loan.
4 Securities with a value of $1,999,000 have been segregated as initial margin for open futures contracts.
5 The total value of securities on loan is $33,270,000.
See accompanying Notes, which are an integral part of the Financial Statements.
54

Small-Cap Value Index Fund

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Dividends	100,253
Interest[1]	61
Security Lending	4,089
Total Income	104,403
Expenses
The Vanguard Group—Note B
Investment Advisory Services	214
Management and Administrative—Investor Shares	5,967
Management and Administrative—Institutional Shares	124
Management and Administrative—ETF Shares	832
Marketing and Distribution—Investor Shares	666
Marketing and Distribution—Institutional Shares	128
Marketing and Distribution—ETF Shares	312
Custodian Fees	335
Auditing Fees	30
Shareholders’ Reports and Proxies—Investor Shares	285
Shareholders’ Reports and Proxies—Institutional Shares	13
Shareholders’ Reports and Proxies—ETF Shares	165
Trustees’ Fees and Expenses	9
Total Expenses	9,080
Net Investment Income	95,323
Realized Net Gain (Loss)
Investment Securities Sold	(378,176)
Futures Contracts	610
Realized Net Gain (Loss)	(377,566)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,468,519
Futures Contracts	(122)
Change in Unrealized Appreciation (Depreciation)	1,468,397
Net Increase (Decrease) in Net Assets Resulting from Operations	1,186,154

1 Interest income from an affiliated company of the fund was $34,000.

See accompanying Notes, which are an integral part of the Financial Statements.

55

Small-Cap Value Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	95,323	105,315
Realized Net Gain (Loss)	(377,566)	(159,316)
Change in Unrealized Appreciation (Depreciation)	1,468,397	(1,598,768)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,186,154	(1,652,769)
Distributions
Net Investment Income
Investor Shares	(60,460)	(68,805)
Institutional Shares	(10,732)	(11,527)
ETF Shares	(25,772)	(26,694)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(96,964)	(107,026)
Capital Share Transactions
Investor Shares	154,755	(2,691)
Institutional Shares	49,011	140,295
ETF Shares	127,785	407,664
Net Increase (Decrease) from Capital Share Transactions	331,551	545,268
Total Increase (Decrease)	1,420,741	(1,214,527)
Net Assets
Beginning of Period	3,711,932	4,926,459
End of Period[1]	5,132,673	3,711,932

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($6,383,000) and ($4,742,000).

See accompanying Notes, which are an integral part of the Financial Statements.
56

Small-Cap Value Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.21	$15.49	$17.05	$14.56	$13.97
Investment Operations
Net Investment Income	.241	.293	.344	.311	.263
Net Realized and Unrealized Gain (Loss)
on Investments	2.854	(5.277)	(1.551)	2.488	.589
Total from Investment Operations	3.095	(4.984)	(1.207)	2.799	.852
Distributions
Dividends from Net Investment Income	(.245)	(.296)	(.353)	(.309)	(.262)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.245)	(.296)	(.353)	(.309)	(.262)
Net Asset Value, End of Period	$13.06	$10.21	$15.49	$17.05	$14.56

Total Return[1]	30.34%	-32.05%	-7.07%	19.24%	6.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,279	$2,435	$3,678	$4,314	$3,446
Ratio of Total Expenses to
Average Net Assets	0.28%	0.23%	0.22%	0.23%	0.23%
Ratio of Net Investment Income to
Average Net Assets	2.26%	2.33%	1.95%	2.06%	1.96%
Portfolio Turnover Rate[2]	33%	30%	34%	25%	28%
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

57

Small-Cap Value Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.22	$15.53	$17.09	$14.59	$13.99
Investment Operations
Net Investment Income	.262	.315	.372	.345	.294
Net Realized and Unrealized Gain (Loss)
on Investments	2.874	(5.307)	(1.551)	2.488	.589
Total from Investment Operations	3.136	(4.992)	(1.179)	2.833	.883
Distributions
Dividends from Net Investment Income	(.266)	(.318)	(.381)	(.333)	(.283)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.266)	(.318)	(.381)	(.333)	(.283)
Net Asset Value, End of Period	$13.09	$10.22	$15.53	$17.09	$14.59

Total Return	30.71%	-32.02%	-6.89%	19.44%	6.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$543	$383	$430	$310	$247
Ratio of Total Expenses to
Average Net Assets	0.08%	0.07%	0.07%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.46%	2.49%	2.10%	2.21%	2.11%
Portfolio Turnover Rate[1]	33%	30%	34%	25%	28%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
58

Small-Cap Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$42.58	$64.65	$71.16	$60.76	$58.31
Investment Operations
Net Investment Income	1.071	1.296	1.531	1.380	1.174
Net Realized and Unrealized Gain (Loss)
on Investments	11.923	(22.053)	(6.474)	10.391	2.443
Total from Investment Operations	12.994	(20.757)	(4.943)	11.771	3.617
Distributions
Dividends from Net Investment Income	(1.084)	(1.313)	(1.567)	(1.371)	(1.167)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.084)	(1.313)	(1.567)	(1.371)	(1.167)
Net Asset Value, End of Period	$54.49	$42.58	$64.65	$71.16	$60.76

Total Return	30.52%	-31.99%	-6.96%	19.40%	6.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,310	$894	$819	$510	$188
Ratio of Total Expenses to
Average Net Assets	0.14%	0.11%	0.11%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.40%	2.45%	2.06%	2.17%	2.07%
Portfolio Turnover Rate[1]	33%	30%	34%	25%	28%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

59

Small-Cap Value Index Fund

Notes to Financial Statements

Vanguard Small-Cap Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum amount of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

60

Small-Cap Value Index Fund

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the fund had contributed capital of $963,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.39% of

Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,123,298	—	—
Convertible Preferred Stocks	700	—	—
Temporary Cash Investments	42,021	1,999	—
Futures Contracts—Liabilities[1]	(116)	—	—
Total	5,165,903	1,999	—
1 Represents variation margin on the last day of the reporting period.

61

Small-Cap Value Index Fund

D. At December 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
E-mini Russell 2000 Index	March 2010	170	10,606	(122)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2009, the fund realized $311,579,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at December 31, 2009, the fund had $2,311,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $1,250,195,000 to offset future net capital gains of $67,032,000 through December 31, 2011, $86,085,000 through December 31, 2015, $318,931,000 through December 31, 2016, and $778,147,000 through December 31, 2017. In addition, the fund realized losses of $268,813,000 during the period from November 1, 2009, through December 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At December 31, 2009, the cost of investment securities for tax purposes was $5,083,421,000. Net unrealized appreciation of investment securities for tax purposes was $84,597,000, consisting of unrealized gains of $664,790,000 on securities that had risen in value since their purchase and $580,193,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2009, the fund purchased $2,398,863,000 of investment securities and sold $2,060,840,000 of investment securities, other than temporary cash investments.

62

Small-Cap Value Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended December 31,
	2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	676,646	63,651	848,310	64,696
Issued in Lieu of Cash Distributions	55,690	4,297	63,599	6,620
Redeemed	(577,581)	(55,367)	(914,600)	(70,180)
Net Increase (Decrease)—Investor Shares	154,755	12,581	(2,691)	1,136
Institutional Shares
Issued	190,927	17,053	297,675	21,816
Issued in Lieu of Cash Distributions	9,248	713	9,355	976
Redeemed	(151,164)	(13,695)	(166,735)	(13,010)
Net Increase (Decrease)—Institutional Shares	49,011	4,071	140,295	9,782
ETF Shares
Issued	874,144	18,135	1,476,368	26,734
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(746,359)	(15,100)	(1,068,704)	(18,400)
Net Increase (Decrease)—ETF Shares	127,785	3,035	407,664	8,334

H. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 16, 2010, for potential recognition or disclosure in these financial statements.

63

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Index Funds and the Shareholders of Vanguard Small-Cap Index Fund, Vanguard Small-Cap Growth Index Fund and Vanguard Small-Cap Value Index Fund:

In our opinion, the accompanying statements of net assets-investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Small-Cap Index Fund, Vanguard Small-Cap Growth Index Fund and Vanguard Small-Cap Value Index Fund (constituting separate portfolios of Vanguard

Index Funds, hereafter referred to as the “Funds”) at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 16, 2010

64

Special 2009 tax information (unaudited) for Vanguard U.S. Stock Index Funds
(Small-Capitalization Portfolios)

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified
Dividend
Income
Index Fund	($000)
Small-Cap	133,498
Small-Cap Growth	13,837
Small-Cap Value	71,656

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Index Fund	Percentage
Small-Cap	69.2%
Small-Cap Growth	76.0
Small-Cap Value	70.9

65

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income . (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Stock Index Funds Small-Capitalization Portfolios

Periods Ended December 31, 2009

	One	Five	Ten
	Year	Years	Years
Small-Cap Index Fund Investor Shares
Returns Before Taxes	36.12%	1.79%	4.35%
Returns After Taxes on Distributions	35.84	1.52	3.69
Returns After Taxes on Distributions and Sale of Fund Shares	23.67	1.45	3.44

	One	Five	Ten
	Year	Years	Years
Small-Cap Growth Index Fund Investor Shares
Returns Before Taxes	41.85%	2.56%	4.84%
Returns After Taxes on Distributions	41.77	2.47	4.62
Returns After Taxes on Distributions and Sale of Fund Shares	27.27	2.17	4.11

	One	Five	Ten
	Year	Years	Years
Small-Cap Value Index Fund Investor Shares
Returns Before Taxes	30.34%	0.80%	7.69%
Returns After Taxes on Distributions	29.85	0.36	6.73
Returns After Taxes on Distributions and Sale of Fund Shares	20.07	0.56	6.23

Total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

66

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

67

Six Months Ended December 31, 2009

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	6/30/2009	12/31/2009	Period
Based on Actual Fund Return
Small-Cap Index Fund
Investor Shares	$1,000.00	$1,268.00	$1.60
Admiral Shares	1,000.00	1,269.23	0.74
Signal Shares	1,000.00	1,268.74	0.74
Institutional Shares	1,000.00	1,269.24	0.40
ETF Shares	1,000.00	1,268.86	0.74
Small-Cap Growth Index Fund
Investor Shares	$1,000.00	$1,249.19	$1.59
Institutional Shares	1,000.00	1,250.73	0.40
ETF Shares	1,000.00	1,250.23	0.74
Small-Cap Value Index Fund
Investor Shares	$1,000.00	$1,285.83	$1.61
Institutional Shares	1,000.00	1,288.17	0.40
ETF Shares	1,000.00	1,287.06	0.75
Based on Hypothetical 5% Yearly Return
Small-Cap Index Fund
Investor Shares	$1,000.00	$1,023.79	$1.43
Admiral Shares	1,000.00	1,024.55	0.66
Signal Shares	1,000.00	1,024.55	0.66
Institutional Shares	1,000.00	1,024.85	0.36
ETF Shares	1,000.00	1,024.55	0.66
Small-Cap Growth Index Fund
Investor Shares	$1,000.00	$1,023.79	$1.43
Institutional Shares	1,000.00	1,024.85	0.36
ETF Shares	1,000.00	1,024.55	0.66
Small-Cap Value Index Fund
Investor Shares	$1,000.00	$1,023.79	$1.43
Institutional Shares	1,000.00	1,024.85	0.36
ETF Shares	1,000.00	1,024.55	0.66

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Small-Cap Index Fund, 0.28% for Investor Shares, 0.13% for Admiral Shares, 0.13% for Signal Shares, 0.07% for
Institutional Shares, and 0.13% for ETF Shares; for the Small-Cap Growth Index Fund, 0.28% for Investor Shares, 0.07% for Institutional
Shares, and 0.13% for ETF Shares; and for the Small-Cap Value Index Fund, 0.28% for Investor Shares, 0.07% for Institutional Shares, and
0.13% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

68

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

69

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

70

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Chairman
Born 1957. Trustee Since July 2009. Chairman of the	and Chief Executive Officer (retired 2009) and President
Board. Principal Occupation(s) During the Past Five	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Years: Chairman of the Board of The Vanguard Group,	Member of American Chemistry Council; Director of
Inc., and of each of the investment companies served	Tyco International, Ltd. (diversified manufacturing and
by The Vanguard Group, since January 2010; Director of	services) and Hewlett-Packard Co. (electronic computer
The Vanguard Group since 2008; Chief Executive Officer	manufacturing); Trustee of The Conference Board.
and President of The Vanguard Group and of each of the
investment companies served by The Vanguard Group	Amy Gutmann
since 2008; Director of Vanguard Marketing Corporation;	Born 1949. Trustee Since June 2006. Principal
Managing Director of The Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Emerson U. Fullwood	Graduate School of Education of the University of
Born 1948. Trustee Since January 2008. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Executive	New York, Schuylkill River Development Corporation,
Chief Staff and Marketing Officer for North America	and Greater Philadelphia Chamber of Commerce;
and Corporate Vice President (retired 2008) of Xerox	Trustee of the National Constitution Center.
Corporation (photocopiers and printers); Director of
SPX Corporation (multi-industry manufacturing), the
United Way of Rochester, the Boy Scouts of America,
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse	Kathryn J. Hyatt
University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer	Heidi Stam
services), Sauer-Danfoss Inc. (machinery), the Lumina	Born 1956. Secretary Since July 2005. Principal
Foundation for Education, and the Columbus Community	Occupation(s) During the Past Five Years: Managing
Education Coalition; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of	Chairman Emeritus and Senior Advisor
the Federal Reserve Bank of Cleveland; Trustee of
University Hospitals of Cleveland, The Cleveland	John J. Brennan
Museum of Art, and Case Western Reserve University.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Founder
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	John C. Bogle
President of Corning Technologies (2001–2005); Director	Chairman and Chief Executive Officer, 1974–1996
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	The funds or securities referred to herein are not
Direct Investor Account Services > 800-662-2739	sponsored, endorsed, or promoted by MSCI, and MSCI
bears no liability with respect to any such funds or
Institutional Investor Services > 800-523-1036	securities. For any such funds or securities, the
Text Telephone for People	prospectus or the Statement of Additional Information
With Hearing Impairment > 800-749-7273	contains a more detailed description of the limited
relationship MSCI has with The Vanguard Group and
This material may be used in conjunction	any related funds.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

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All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q480 022010

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)

Common Stocks (99.7%)[1]
Consumer Discretionary (14.6%)
	Tupperware Brands Corp.	849,585	39,565
	Jarden Corp.	1,193,752	36,899
*	DreamWorks Animation SKG Inc. Class A	914,241	36,524
*	Chico's FAS Inc.	2,391,877	33,606
	Gentex Corp.	1,858,411	33,173
	RadioShack Corp.	1,688,840	32,932
*	Big Lots Inc.	1,113,717	32,276
*	Sirius XM Radio Inc.	52,522,874	31,514
*	Aeropostale Inc.	910,260	30,994
*	Hanesbrands Inc.	1,278,200	30,817
*	J Crew Group Inc.	678,595	30,360
*	Dick's Sporting Goods Inc.	1,179,583	29,336
*	Liberty Media Corp. - Capital	1,212,432	28,953
*	Bally Technologies Inc.	699,946	28,901
	Phillips-Van Heusen Corp.	695,989	28,313
	Service Corp. International	3,386,588	27,736
*	WMS Industries Inc.	681,040	27,242
*	Panera Bread Co. Class A	402,152	26,932
*	Career Education Corp.	1,148,981	26,783
*	Warnaco Group Inc.	612,847	25,856
	Williams-Sonoma Inc.	1,212,518	25,196
	John Wiley & Sons Inc. Class A	593,000	24,835
*	Office Depot Inc.	3,706,572	23,907
*	Tractor Supply Co.	437,415	23,165
*	New York Times Co. Class A	1,841,400	22,760
*	TRW Automotive Holdings Corp.	934,625	22,319
*	Tempur-Pedic International Inc.	909,500	21,491
*	Fossil Inc.	629,539	21,127
	Sotheby's	902,495	20,288
*	Brink's Home Security Holdings Inc.	617,471	20,154
*	Carter's Inc.	766,076	20,109
*	Collective Brands Inc.	864,692	19,689
*	Dana Holding Corp.	1,810,565	19,627
	Jones Apparel Group Inc.	1,152,164	18,504
	Polaris Industries Inc.	418,281	18,250
	Wolverine World Wide Inc.	664,927	18,099
*	Deckers Outdoor Corp.	177,106	18,015
*	Dress Barn Inc.	776,569	17,939
*	Gymboree Corp.	399,696	17,383
	Aaron's Inc.	626,403	17,370
*	Cheesecake Factory Inc.	770,968	16,645
	Regal Entertainment Group Class A	1,142,574	16,499
*	Rent-A-Center Inc.	890,948	15,788
	MDC Holdings Inc.	506,831	15,732
	Hillenbrand Inc.	834,117	15,715
*	Lululemon Athletica Inc.	520,951	15,681
*,^	Corinthian Colleges Inc.	1,116,473	15,374
*	Eastman Kodak Co.	3,618,497	15,270
	Thor Industries Inc.	486,175	15,266
*	Jack in the Box Inc.	772,037	15,186
	Cooper Tire & Rubber Co.	755,694	15,152
	Brunswick Corp.	1,190,783	15,135
	Meredith Corp.	482,912	14,898
	KB Home	1,069,355	14,629
	Matthews International Corp. Class A	409,297	14,501
*	Capella Education Co.	191,732	14,437
*	Tenneco Inc.	800,860	14,199
	Choice Hotels International Inc.	445,766	14,113
	Men's Wearhouse Inc.	667,732	14,062
	Dillard's Inc. Class A	753,564	13,903
*	Scientific Games Corp. Class A	938,352	13,653

1

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Skechers U.S.A. Inc. Class A	453,945	13,351
*	OfficeMax Inc.	1,029,223	13,061
*	Vail Resorts Inc.	343,980	13,002
*	Jo-Ann Stores Inc.	356,765	12,929
	Interactive Data Corp.	506,700	12,819
*	Morningstar Inc.	261,103	12,622
	Scholastic Corp.	421,433	12,571
	Pool Corp.	657,260	12,541
*	Life Time Fitness Inc.	501,602	12,505
*,^	Under Armour Inc. Class A	455,144	12,412
*	Blue Nile Inc.	195,972	12,411
*	Gaylord Entertainment Co.	620,282	12,251
*	Saks Inc.	1,861,020	12,208
*	Iconix Brand Group Inc.	962,972	12,182
	Bob Evans Farms Inc.	418,035	12,102
	Regis Corp.	770,333	11,994
*	Valassis Communications Inc.	648,705	11,845
	NutriSystem Inc.	375,603	11,708
	Ryland Group Inc.	591,044	11,644
	Cracker Barrel Old Country Store Inc.	305,072	11,590
*	HSN Inc.	570,150	11,511
*	Coinstar Inc.	411,444	11,430
*	PF Chang's China Bistro Inc.	299,382	11,350
*	Childrens Place Retail Stores Inc.	339,468	11,206
^	Buckle Inc.	374,548	10,967
*	AnnTaylor Stores Corp.	792,156	10,805
	International Speedway Corp. Class A	377,749	10,747
*	ArvinMeritor Inc.	947,777	10,596
	American Greetings Corp. Class A	484,562	10,559
*	Orient-Express Hotels Ltd. Class A	1,036,515	10,510
*	JOS A Bank Clothiers Inc.	246,717	10,409
^	Barnes & Noble Inc.	538,671	10,272
*	Timberland Co. Class A	572,425	10,264
*	Charming Shoppes Inc.	1,556,982	10,074
*	CEC Entertainment Inc.	311,398	9,940
*	Helen of Troy Ltd.	385,317	9,425
	National CineMedia Inc.	568,209	9,415
	Unifirst Corp.	194,428	9,354
*	Buffalo Wild Wings Inc.	230,996	9,302
*	Group 1 Automotive Inc.	325,964	9,241
*,^	Lions Gate Entertainment Corp.	1,580,868	9,185
*	CTC Media Inc.	615,763	9,175
*	Steven Madden Ltd.	219,496	9,052
	Finish Line Inc. Class A	693,263	8,700
*	Hibbett Sports Inc.	386,168	8,492
*	Sally Beauty Holdings Inc.	1,105,468	8,457
*	99 Cents Only Stores	646,616	8,451
*	Penske Auto Group Inc.	555,571	8,434
	Arbitron Inc.	357,622	8,375
	Monro Muffler Brake Inc.	250,050	8,362
*	Genesco Inc.	300,422	8,250
*	Live Nation Inc.	958,729	8,159
*	American Public Education Inc.	233,084	8,009
*	Sonic Corp.	782,219	7,877
*	Texas Roadhouse Inc. Class A	700,252	7,864
*	Meritage Homes Corp.	405,813	7,844
*	Fuel Systems Solutions Inc.	189,701	7,823
*,^	Cabela's Inc.	542,703	7,739
	Cato Corp. Class A	374,676	7,516
*	Steiner Leisure Ltd.	186,771	7,426
*	Pinnacle Entertainment Inc.	809,930	7,273
*	Exide Technologies	1,018,306	7,240
*	Liz Claiborne Inc.	1,282,169	7,219
*	Modine Manufacturing Co.	606,718	7,184

2

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Columbia Sportswear Co.	182,871	7,139
*	Papa John's International Inc.	302,695	7,071
	National Presto Industries Inc.	64,709	7,068
*	Federal Mogul Corp.	402,667	6,966
*,^	American Axle & Manufacturing Holdings Inc.	844,520	6,773
*	CROCS Inc.	1,158,553	6,662
*	Interval Leisure Group Inc.	531,796	6,631
*	La-Z-Boy Inc.	693,965	6,613
*	Ticketmaster Entertainment Inc.	540,916	6,610
	Belo Corp. Class A	1,212,209	6,594
	Callaway Golf Co.	869,225	6,554
*	Ulta Salon Cosmetics & Fragrance Inc.	350,309	6,362
	Cinemark Holdings Inc.	441,963	6,351
	Stage Stores Inc.	512,813	6,338
*	Boyd Gaming Corp.	754,270	6,313
*	Pier 1 Imports Inc.	1,219,435	6,207
	Harte-Hanks Inc.	556,682	6,001
*	True Religion Apparel Inc.	324,369	5,998
	PEP Boys-Manny Moe & Jack	704,661	5,961
*	Shuffle Master Inc.	722,348	5,952
*	Ruby Tuesday Inc.	824,329	5,935
*	Peet's Coffee & Tea Inc.	175,561	5,851
	Brown Shoe Co. Inc.	577,884	5,704
*	Drew Industries Inc.	276,166	5,703
	Stewart Enterprises Inc. Class A	1,079,988	5,562
*	hhgregg Inc.	250,593	5,521
*	Citi Trends Inc.	198,867	5,493
*	Universal Technical Institute Inc.	271,364	5,482
	Sonic Automotive Inc. Class A	521,751	5,421
^	PetMed Express Inc.	307,358	5,419
*	Steak N Shake Co.	16,559	5,367
	Ameristar Casinos Inc.	351,176	5,348
	CKE Restaurants Inc.	624,651	5,285
*	RCN Corp.	484,899	5,261
	Fred's Inc. Class A	514,917	5,252
*	DSW Inc. Class A	197,657	5,115
*	Standard Pacific Corp.	1,363,897	5,101
*	Asbury Automotive Group Inc.	436,661	5,035
*	Domino's Pizza Inc.	584,900	4,901
*	Lumber Liquidators Inc.	182,559	4,893
*	DineEquity Inc.	201,254	4,888
	Churchill Downs Inc.	129,761	4,847
*	Winnebago Industries	391,461	4,776
*	BJ's Restaurants Inc.	253,480	4,770
*,^	K12 Inc.	234,995	4,763
	Big 5 Sporting Goods Corp.	276,864	4,757
	Ethan Allen Interiors Inc.	352,284	4,728
	World Wrestling Entertainment Inc. Class A	306,890	4,705
	Superior Industries International Inc.	306,865	4,695
*	Ascent Media Corp. Class A	181,625	4,637
*	Shutterfly Inc.	257,430	4,585
*	Jakks Pacific Inc.	378,090	4,582
*	Knology Inc.	414,732	4,541
*	Maidenform Brands Inc.	268,478	4,481
*,^	iRobot Corp.	253,885	4,468
*	Wet Seal Inc. Class A	1,248,338	4,307
*	Universal Electronics Inc.	185,102	4,298
*	California Pizza Kitchen Inc.	310,547	4,177
*	Core-Mark Holding Co. Inc.	126,608	4,173
*	RC2 Corp.	281,973	4,159
*	Grand Canyon Education Inc.	215,989	4,106
*,^	Fuqi International Inc.	223,848	4,018
*	Pre-Paid Legal Services Inc.	96,428	3,961
*	Lincoln Educational Services Corp.	181,988	3,944

3

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Volcom Inc.	230,988	3,867
	Oxford Industries Inc.	184,700	3,820
*	FGX International Holdings Ltd.	194,713	3,814
*	HOT Topic Inc.	596,894	3,796
*	Bridgepoint Education Inc.	252,108	3,787
*	Red Robin Gourmet Burgers Inc.	210,631	3,770
*	Orbitz Worldwide Inc.	510,069	3,744
	Christopher & Banks Corp.	486,632	3,708
*	Stein Mart Inc.	347,501	3,704
	Marcus Corp.	284,352	3,645
*	Zumiez Inc.	285,828	3,636
	K-Swiss Inc. Class A	363,001	3,608
*	Coldwater Creek Inc.	804,613	3,589
	Speedway Motorsports Inc.	201,799	3,556
*	Warner Music Group Corp.	627,974	3,554
*	America's Car-Mart Inc.	134,948	3,553
*	Pacific Sunwear Of California	892,415	3,552
*	Retail Ventures Inc.	395,887	3,519
*	Quiksilver Inc.	1,736,926	3,509
*	Landry's Restaurants Inc.	152,987	3,257
	Haverty Furniture Cos. Inc.	235,963	3,240
*	Dolan Media Co.	305,428	3,118
	Ambassadors Group Inc.	229,357	3,048
*,^	Talbots Inc.	336,988	3,003
*	CKX Inc.	566,787	2,987
*	Smith & Wesson Holding Corp.	724,510	2,963
*,^	Overstock.com Inc.	216,342	2,934
*	Furniture Brands International Inc.	528,069	2,883
*	Denny's Corp.	1,307,276	2,863
	Blyth Inc.	84,348	2,844
*	AFC Enterprises Inc.	342,449	2,794
*	EW Scripps Co. Class A	399,575	2,781
*,^	Hovnanian Enterprises Inc. Class A	720,719	2,768
*	Dorman Products Inc.	167,051	2,616
	Sinclair Broadcast Group Inc. Class A	640,848	2,583
	Sturm Ruger & Co. Inc.	258,645	2,509
*	M/I Homes Inc.	238,075	2,474
*	Unifi Inc.	630,170	2,445
*	Beazer Homes USA Inc.	504,853	2,443
*	Mediacom Communications Corp. Class A	544,007	2,432
	Spartan Motors Inc.	421,202	2,371
	Weyco Group Inc.	99,667	2,356
	Movado Group Inc.	241,217	2,345
*	Krispy Kreme Doughnuts Inc.	776,971	2,292
	Bebe Stores Inc.	351,856	2,206
	Journal Communications Inc. Class A	553,883	2,155
	CSS Industries Inc.	103,915	2,020
*	Sealy Corp.	620,340	1,960
*	Wonder Auto Technology Inc.	164,771	1,938
*	Leapfrog Enterprises Inc.	469,071	1,834
*	Martha Stewart Living Omnimedia Class A	362,558	1,791
*	Isle of Capri Casinos Inc.	238,299	1,782
	Jackson Hewitt Tax Service Inc.	389,842	1,715
*	LIN TV Corp. Class A	379,370	1,692
*	Gaiam Inc. Class A	215,909	1,660
*	Morgans Hotel Group Co.	363,386	1,646
*	Stamps.com Inc.	174,774	1,573
	Systemax Inc.	99,821	1,568
*	New York & Co. Inc.	363,153	1,558
*	Fisher Communications Inc.	95,573	1,553
*	American Apparel Inc.	435,768	1,351
*	Kenneth Cole Productions Inc. Class A	129,268	1,247
*,^	Zale Corp.	433,098	1,178
*,^	Brookfield Homes Corp.	145,244	1,162

4

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Outdoor Channel Holdings Inc.	191,848	1,113
*	Monarch Casino & Resort Inc.	131,204	1,063
*	Build-A-Bear Workshop Inc.	214,466	1,049
*	Borders Group Inc.	819,654	967
*	1-800-Flowers.com Inc. Class A	364,971	967
*,^	Blockbuster Inc. Class A	1,425,391	955
*,^	Raser Technologies Inc.	658,554	817
*,^	Conn's Inc.	138,882	811
	Dover Downs Gaming & Entertainment Inc.	198,674	751
	Marine Products Corp.	150,795	743
*	Blockbuster Inc. Class B	997,760	589
*	Krispy Kreme Doughnuts Inc. Warrants Exp. 3/2/12	7,748	—
			2,520,681
Consumer Staples (3.6%)
*	Green Mountain Coffee Roasters Inc.	469,354	38,238
	Herbalife Ltd.	832,161	33,761
*	NBTY Inc.	751,278	32,711
	Del Monte Foods Co.	2,668,446	30,260
	Corn Products International Inc.	1,007,055	29,436
*	Central European Distribution Corp.	877,588	24,932
*	BJ's Wholesale Club Inc.	748,834	24,494
	Casey's General Stores Inc.	686,362	21,909
*,^	Chattem Inc.	230,829	21,536
	Nu Skin Enterprises Inc. Class A	679,671	18,263
*	TreeHouse Foods Inc.	429,261	16,681
	Universal Corp.	334,783	15,269
*	United Natural Foods Inc.	551,038	14,735
	Ruddick Corp.	556,412	14,316
*	Fresh Del Monte Produce Inc.	600,712	13,276
	Lancaster Colony Corp.	265,358	13,188
*	Rite Aid Corp.	8,357,415	12,620
*	Chiquita Brands International Inc.	600,849	10,839
*	Bare Escentuals Inc.	868,715	10,624
*	American Italian Pasta Co.	282,809	9,839
	Sanderson Farms Inc.	233,050	9,825
*	Darling International Inc.	1,109,255	9,296
	Lance Inc.	345,087	9,076
*	Hain Celestial Group Inc.	521,347	8,868
	Vector Group Ltd.	612,507	8,575
	Tootsie Roll Industries Inc.	292,122	7,998
	J&J Snack Foods Corp.	198,950	7,950
	Diamond Foods Inc.	222,320	7,901
*	Winn-Dixie Stores Inc.	737,910	7,409
*	Heckmann Corp.	1,390,482	6,938
	WD-40 Co.	211,268	6,837
	Nash Finch Co.	172,935	6,414
	Andersons Inc.	245,832	6,347
*	Central Garden and Pet Co. Class A	614,817	6,111
*	Boston Beer Co. Inc. Class A	128,490	5,988
	Weis Markets Inc.	163,788	5,955
	Cal-Maine Foods Inc.	172,844	5,891
	B&G Foods Inc. Class A	617,704	5,670
*	Zhongpin Inc.	359,813	5,617
*	Alliance One International Inc.	1,140,866	5,567
*	Great Atlantic & Pacific Tea Co.	467,942	5,517
*	Smart Balance Inc.	805,637	4,834
*	Elizabeth Arden Inc.	332,241	4,798
	Spartan Stores Inc.	303,683	4,340
*	Pantry Inc.	304,531	4,139
	Pricesmart Inc.	200,731	4,103
*	Prestige Brands Holdings Inc.	507,097	3,986
*,^	American Oriental Bioengineering Inc.	848,163	3,944
	Coca-Cola Bottling Co. Consolidated	62,786	3,392
*,^	China Sky One Medical Inc.	146,249	3,327

5

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Revlon Inc. Class A	163,878	2,788
*,^	American Dairy Inc.	127,551	2,765
*	Central Garden and Pet Co.	252,486	2,702
*	USANA Health Sciences Inc.	84,273	2,688
	Calavo Growers Inc.	146,491	2,490
	Inter Parfums Inc.	204,131	2,484
	Ingles Markets Inc. Class A	156,723	2,371
*	National Beverage Corp.	154,541	2,142
*,^	AgFeed Industries Inc.	398,920	1,995
	Village Super Market Inc. Class A	71,003	1,940
	Farmer Bros Co.	97,865	1,932
	Arden Group Inc.	17,139	1,639
*	China-Biotics Inc.	92,348	1,429
	Alico Inc.	50,097	1,426
*	Susser Holdings Corp.	116,581	1,001
			625,332
Energy (6.1%)
*	Whiting Petroleum Corp.	685,882	49,006
	Core Laboratories NV	294,329	34,766
	Southern Union Co.	1,506,356	34,194
*	Encore Acquisition Co.	711,926	34,187
*	Atlas Energy Inc.	1,001,270	30,208
	St Mary Land & Exploration Co.	843,189	28,871
*	Atwood Oceanics Inc.	779,462	27,944
*	Oil States International Inc.	669,888	26,320
*	Unit Corp.	609,004	25,883
*	Superior Energy Services Inc.	1,054,894	25,623
*	Comstock Resources Inc.	628,957	25,517
*	Dril-Quip Inc.	421,276	23,794
*	Arena Resources Inc.	517,431	22,312
	World Fuel Services Corp.	759,534	20,348
*	SEACOR Holdings Inc.	258,866	19,739
*	Brigham Exploration Co.	1,335,907	18,102
	CARBO Ceramics Inc.	264,280	18,016
*,^	Patriot Coal Corp.	1,157,593	17,896
*	Exterran Holdings Inc.	800,876	17,179
*	Bill Barrett Corp.	551,957	17,171
	Frontier Oil Corp.	1,413,233	17,015
*	Mariner Energy Inc.	1,374,007	15,952
*	Gran Tierra Energy Inc.	2,778,828	15,923
*	Helix Energy Solutions Group Inc.	1,325,526	15,575
	Overseas Shipholding Group Inc.	344,336	15,134
	Holly Corp.	576,169	14,767
*	Key Energy Services Inc.	1,673,519	14,710
	Lufkin Industries Inc.	200,512	14,677
*	Bristow Group Inc.	376,263	14,467
	Berry Petroleum Co. Class A	491,100	14,316
*	Rosetta Resources Inc.	706,283	14,076
	Penn Virginia Corp.	612,305	13,036
*	Swift Energy Co.	493,527	11,825
*	Tetra Technologies Inc.	1,016,318	11,261
*,^	ATP Oil & Gas Corp.	608,042	11,115
*	BPZ Resources Inc.	1,148,385	10,910
*	Complete Production Services Inc.	832,642	10,824
*	Enbridge Energy Management LLC	188,715	10,025
*	Carrizo Oil & Gas Inc.	376,991	9,986
*	Stone Energy Corp.	550,772	9,941
*	Global Industries Ltd.	1,382,642	9,858
*	Cal Dive International Inc.	1,254,003	9,480
*	Willbros Group Inc.	534,537	9,018
*	ION Geophysical Corp.	1,516,701	8,979
*	McMoRan Exploration Co.	1,044,471	8,377
*	Contango Oil & Gas Co.	170,707	8,025
*,^	Goodrich Petroleum Corp.	327,848	7,983
6

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Gulfmark Offshore Inc.	278,750	7,891
	Energy XXI Bermuda Ltd.	3,368,732	7,782
*	Parker Drilling Co.	1,564,971	7,747
*	Hornbeck Offshore Services Inc.	316,555	7,369
*	Hercules Offshore Inc.	1,528,483	7,306
*	James River Coal Co.	371,361	6,881
*	International Coal Group Inc.	1,766,525	6,819
*,^	Clean Energy Fuels Corp.	442,467	6,818
*	USEC Inc.	1,516,931	5,840
*	Pioneer Drilling Co.	729,140	5,760
*	Tesco Corp.	430,360	5,556
*,^	GMX Resources Inc.	399,313	5,487
	W&T Offshore Inc.	462,793	5,415
*	Newpark Resources Inc.	1,203,487	5,091
	General Maritime Corp.	666,099	4,656
*	Petroquest Energy Inc.	757,018	4,641
*	Petroleum Development Corp.	252,618	4,600
*	T-3 Energy Services Inc.	175,391	4,472
*	Superior Well Services Inc.	302,546	4,314
*	Gulfport Energy Corp.	375,508	4,300
*	Oilsands Quest Inc.	3,658,593	4,207
*	Venoco Inc.	319,626	4,168
	RPC Inc.	399,730	4,157
*	Rex Energy Corp.	324,164	3,890
*	Northern Oil and Gas Inc.	323,089	3,825
*	Matrix Service Co.	354,650	3,777
*	Clayton Williams Energy Inc.	106,776	3,741
	Gulf Island Fabrication Inc.	174,124	3,662
	Vaalco Energy Inc.	786,924	3,581
*	Seahawk Drilling Inc.	157,032	3,540
*	PHI Inc.	168,584	3,490
*	Western Refining Inc.	720,783	3,395
	Crosstex Energy Inc.	534,986	3,237
*	CVR Energy Inc.	467,123	3,204
*	Allis-Chalmers Energy Inc.	822,048	3,099
*	OYO Geospace Corp.	64,128	2,750
*	Uranium Energy Corp.	721,395	2,727
*	Gastar Exploration Ltd.	566,307	2,713
*	Basic Energy Services Inc.	301,516	2,683
*,^	Delta Petroleum Corp.	2,436,275	2,534
*	Dawson Geophysical Co.	105,857	2,446
*	Harvest Natural Resources Inc.	448,916	2,375
*	Warren Resources Inc.	909,903	2,229
*	Cheniere Energy Inc.	727,356	1,760
*	Bronco Drilling Co. Inc.	346,791	1,758
*	Endeavour International Corp.	1,486,841	1,606
*	Approach Resources Inc.	169,193	1,306
	Delek US Holdings Inc.	182,364	1,242
	Alon USA Energy Inc.	125,538	859
*,^	Sulphco Inc.	912,330	611
			1,047,648
Financials (19.9%)
*	MSCI Inc. Class A	1,350,974	42,961
	Alexandria Real Estate Equities Inc.	585,944	37,670
	Senior Housing Properties Trust	1,712,870	37,461
	Assured Guaranty Ltd.	1,705,026	37,101
	Camden Property Trust	865,157	36,657
	Mack-Cali Realty Corp.	1,056,815	36,534
	Waddell & Reed Financial Inc.	1,158,647	35,385
	First Niagara Financial Group Inc.	2,470,506	34,365
*	AmeriCredit Corp.	1,798,262	34,239
	Jones Lang LaSalle Inc.	563,597	34,041
	Chimera Investment Corp.	8,590,495	33,331
	Highwoods Properties Inc.	956,022	31,883

7

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Essex Property Trust Inc.	380,354	31,817
	Arthur J Gallagher & Co.	1,367,116	30,774
	Hanover Insurance Group Inc.	686,136	30,485
	Bank of Hawaii Corp.	645,988	30,400
	Corporate Office Properties Trust SBI	782,677	28,670
	Aspen Insurance Holdings Ltd.	1,120,363	28,513
	Washington Federal Inc.	1,471,910	28,467
	MFA Financial Inc.	3,680,186	27,049
	StanCorp Financial Group Inc.	663,189	26,541
*	E*Trade Financial Corp.	15,068,455	26,370
	Allied World Assurance Co. Holdings Ltd.	568,322	26,183
	Valley National Bancorp	1,833,003	25,900
	Taubman Centers Inc.	716,699	25,737
	Platinum Underwriters Holdings Ltd.	671,518	25,712
	Apartment Investment & Management Co.	1,579,113	25,140
	Endurance Specialty Holdings Ltd.	654,826	24,379
	BancorpSouth Inc.	1,012,790	23,760
	BRE Properties Inc.	712,587	23,572
	National Retail Properties Inc.	1,088,936	23,107
*	SVB Financial Group	549,494	22,908
	Prosperity Bancshares Inc.	560,072	22,666
	Apollo Investment Corp.	2,370,565	22,592
*	ProAssurance Corp.	419,068	22,508
	FirstMerit Corp.	1,113,720	22,430
	Omega Healthcare Investors Inc.	1,123,412	21,850
	Westamerica Bancorporation	394,114	21,822
*	Alleghany Corp.	79,044	21,816
	Washington Real Estate Investment Trust	785,871	21,651
*	Stifel Financial Corp.	364,887	21,616
	Home Properties Inc.	445,817	21,270
	Tanger Factory Outlet Centers	537,121	20,942
	BioMed Realty Trust Inc.	1,323,774	20,889
	Fulton Financial Corp.	2,375,076	20,711
	Entertainment Properties Trust	566,845	19,993
	American Campus Communities Inc.	704,114	19,786
	Brandywine Realty Trust	1,728,504	19,705
	Equity Lifestyle Properties Inc.	388,515	19,608
	HRPT Properties Trust	3,018,170	19,528
	Popular Inc.	8,635,175	19,516
	Montpelier Re Holdings Ltd.	1,107,164	19,176
*	Forest City Enterprises Inc. Class A	1,623,807	19,128
	Protective Life Corp.	1,154,623	19,109
	Douglas Emmett Inc.	1,311,219	18,685
*	Knight Capital Group Inc. Class A	1,199,725	18,476
	Mid-America Apartment Communities Inc.	380,745	18,382
	LaSalle Hotel Properties	857,424	18,203
	Ares Capital Corp.	1,459,103	18,166
	Trustmark Corp.	805,440	18,155
	Kilroy Realty Corp.	582,069	17,852
*,^	Federal National Mortgage Assn.	15,003,138	17,704
*	Signature Bank	547,617	17,469
	Healthcare Realty Trust Inc.	800,788	17,185
	Developers Diversified Realty Corp.	1,850,355	17,134
	CBL & Associates Properties Inc.	1,768,367	17,100
	Hancock Holding Co.	390,474	17,099
	Potlatch Corp.	536,126	17,092
	Erie Indemnity Co. Class A	414,879	16,189
	UMB Financial Corp.	410,946	16,171
*	Conseco Inc.	3,156,663	15,783
	East West Bancorp Inc.	989,069	15,627
	NewAlliance Bancshares Inc.	1,296,611	15,572
	Northwest Bancshares Inc.	1,342,078	15,192
	Umpqua Holdings Corp.	1,124,069	15,074
	Zenith National Insurance Corp.	503,883	14,996

8

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Unitrin Inc.	673,354	14,848
	Max Capital Group Ltd.	648,827	14,469
	Delphi Financial Group Inc.	643,461	14,394
	Redwood Trust Inc.	995,195	14,391
	Iberiabank Corp.	263,657	14,187
	Old National Bancorp	1,139,607	14,165
	Franklin Street Properties Corp.	952,863	13,921
	Cash America International Inc.	397,397	13,893
	CapitalSource Inc.	3,489,543	13,854
	DCT Industrial Trust Inc.	2,756,653	13,838
	Astoria Financial Corp.	1,112,808	13,832
	Hatteras Financial Corp.	488,390	13,655
*	Piper Jaffray Cos.	265,378	13,431
	EastGroup Properties Inc.	349,639	13,384
	Tower Group Inc.	570,477	13,355
	RLI Corp.	247,815	13,196
	International Bancshares Corp.	690,132	13,064
	Sovran Self Storage Inc.	363,779	12,998
	American National Insurance Co.	108,419	12,950
	PS Business Parks Inc.	257,731	12,899
*,^	Federal Home Loan Mortgage Corp.	8,733,751	12,839
	Extra Space Storage Inc.	1,107,805	12,795
	Post Properties Inc.	645,940	12,660
	DiamondRock Hospitality Co.	1,456,631	12,338
	MB Financial Inc.	621,871	12,263
	First Financial Bankshares Inc.	224,581	12,179
*	Argo Group International Holdings Ltd.	416,502	12,137
	Capstead Mortgage Corp.	877,834	11,982
	Synovus Financial Corp.	5,832,643	11,957
*	PHH Corp.	735,554	11,850
	Selective Insurance Group	715,151	11,764
	National Health Investors Inc.	316,291	11,700
*	Investment Technology Group Inc.	587,906	11,582
*	KBW Inc.	422,961	11,572
	Wilmington Trust Corp.	925,072	11,415
	Sunstone Hotel Investors Inc.	1,283,799	11,400
	Whitney Holding Corp.	1,250,440	11,392
	Glacier Bancorp Inc.	829,962	11,387
^	United Bankshares Inc.	556,384	11,111
	Medical Properties Trust Inc.	1,081,525	10,815
	FNB Corp.	1,537,427	10,439
	Webster Financial Corp.	873,899	10,373
^	Prospect Capital Corp.	862,866	10,190
	Anworth Mortgage Asset Corp.	1,451,685	10,162
	DuPont Fabros Technology Inc.	562,803	10,125
*	Forestar Group Inc.	459,562	10,101
	Wintrust Financial Corp.	324,529	9,992
	CVB Financial Corp.	1,143,804	9,883
*	Interactive Brokers Group Inc.	555,989	9,852
*	MGIC Investment Corp.	1,687,661	9,755
	Colonial Properties Trust	829,370	9,729
	First Citizens BancShares Inc. Class A	59,051	9,685
*	MF Global Ltd.	1,391,212	9,669
	NBT Bancorp Inc.	462,633	9,424
^	Equity One Inc.	582,253	9,415
	Employers Holdings Inc.	611,274	9,377
*	Portfolio Recovery Associates Inc.	207,713	9,322
^	American Capital Ltd.	3,815,737	9,310
*	Ocwen Financial Corp.	966,385	9,248
*	Navigators Group Inc.	194,343	9,156
	Financial Federal Corp.	331,619	9,120
	First Financial Bancorp	624,458	9,092
	National Penn Bancshares Inc.	1,568,205	9,080
	optionsXpress Holdings Inc.	584,092	9,024

9

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Park National Corp.	152,706	8,991
*	Pico Holdings Inc.	274,309	8,978
*	MBIA Inc.	2,244,775	8,934
*	Allied Capital Corp.	2,414,878	8,718
	Investors Real Estate Trust	968,383	8,715
	Cousins Properties Inc.	1,137,570	8,680
	Acadia Realty Trust	508,506	8,579
	Community Bank System Inc.	441,599	8,527
*	Ezcorp Inc. Class A	493,004	8,485
*	Alexander's Inc.	27,526	8,380
	Inland Real Estate Corp.	1,023,452	8,341
	PacWest Bancorp	410,529	8,272
	Radian Group Inc.	1,114,378	8,146
*	Enstar Group Ltd.	109,961	8,029
	Brookline Bancorp Inc.	796,107	7,889
	U-Store-It Trust	1,076,213	7,878
	American Capital Agency Corp.	295,059	7,831
	Provident Financial Services Inc.	726,494	7,737
	Lexington Realty Trust	1,265,148	7,692
*	Dollar Financial Corp.	324,801	7,685
*	Investors Bancorp Inc.	694,754	7,601
	LTC Properties Inc.	281,327	7,526
	Infinity Property & Casualty Corp.	183,613	7,462
	First Midwest Bancorp Inc.	663,028	7,220
*	First Cash Financial Services Inc.	321,359	7,131
*	Hilltop Holdings Inc.	609,229	7,091
*	World Acceptance Corp.	196,873	7,054
	City Holding Co.	215,137	6,955
	Susquehanna Bancshares Inc.	1,163,814	6,855
	Chemical Financial Corp.	289,793	6,833
	PrivateBancorp Inc. Class A	749,180	6,720
*	Greenlight Capital Re Ltd. Class A	283,235	6,676
	Nelnet Inc. Class A	387,363	6,674
*	Riskmetrics Group Inc.	417,472	6,642
	Horace Mann Educators Corp.	528,124	6,602
	Trustco Bank Corp.	1,031,630	6,499
	BlackRock Kelso Capital Corp.	759,488	6,471
*	Texas Capital Bancshares Inc.	457,422	6,386
	Safety Insurance Group Inc.	175,651	6,364
*	Credit Acceptance Corp.	145,534	6,127
	Parkway Properties Inc.	291,295	6,065
	Home Bancshares Inc.	251,312	6,049
*	Pinnacle Financial Partners Inc.	421,491	5,994
	Saul Centers Inc.	180,721	5,920
	Harleysville Group Inc.	185,998	5,913
	Getty Realty Corp.	250,147	5,886
	Cathay General Bancorp	776,625	5,864
	Columbia Banking System Inc.	360,959	5,840
	Evercore Partners Inc. Class A	189,877	5,772
	Sterling Bancshares Inc.	1,101,927	5,653
	MarketAxess Holdings Inc.	406,116	5,645
	National Western Life Insurance Co. Class A	32,418	5,628
	Flagstone Reinsurance Holdings Ltd.	514,392	5,627
	United Fire & Casualty Co.	304,276	5,547
	American Equity Investment Life Holding Co.	733,228	5,455
	Meadowbrook Insurance Group Inc.	734,818	5,438
*,^	GLG Partners Inc.	1,685,462	5,427
	S&T Bancorp Inc.	316,533	5,384
	Bank of the Ozarks Inc.	182,715	5,348
	Independent Bank Corp.	254,854	5,324
	Simmons First National Corp. Class A	191,075	5,312
	Nara Bancorp Inc.	467,145	5,297
	Cohen & Steers Inc.	228,371	5,216
	Maiden Holdings Ltd.	711,848	5,211

10

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Fifth Street Finance Corp.	477,233	5,126
	Boston Private Financial Holdings Inc.	882,322	5,091
*	Tejon Ranch Co.	172,588	5,043
	Compass Diversified Holdings	394,370	5,032
	Hercules Technology Growth Capital Inc.	479,977	4,987
	Duff & Phelps Corp. Class A	268,914	4,910
	Universal Health Realty Income Trust	153,081	4,903
	Walter Investment Management Corp.	337,103	4,831
	First Potomac Realty Trust	383,530	4,821
	First Commonwealth Financial Corp.	1,036,600	4,820
*	FBR Capital Markets Corp.	775,935	4,795
	SCBT Financial Corp.	171,983	4,762
	Sun Communities Inc.	239,314	4,727
*	eHealth Inc.	285,105	4,684
	SWS Group Inc.	384,830	4,656
^	Pennsylvania Real Estate Investment Trust	548,132	4,637
*	National Financial Partners Corp.	569,127	4,604
*	AMERISAFE Inc.	255,395	4,589
	GFI Group Inc.	958,038	4,378
*	Beneficial Mutual Bancorp Inc.	443,612	4,365
	Oppenheimer Holdings Inc. Class A	131,376	4,364
	OneBeacon Insurance Group Ltd. Class A	316,334	4,359
	Phoenix Cos. Inc.	1,565,280	4,352
	Amtrust Financial Services Inc.	361,567	4,274
	Community Trust Bancorp Inc.	174,263	4,261
	American Physicians Capital Inc.	137,135	4,158
	Cedar Shopping Centers Inc.	610,088	4,149
	Bank Mutual Corp.	599,177	4,146
	Flushing Financial Corp.	366,920	4,132
*	Altisource Portfolio Solutions SA	194,402	4,081
	Provident New York Bancorp	482,836	4,075
	First Financial Corp.	133,145	4,064
	State Auto Financial Corp.	215,358	3,984
	First Industrial Realty Trust Inc.	753,069	3,939
	Berkshire Hills Bancorp Inc.	188,642	3,901
	Suffolk Bancorp	130,008	3,861
*	United Community Banks Inc.	1,133,217	3,842
	Dime Community Bancshares	325,892	3,820
	Ramco-Gershenson Properties Trust	395,484	3,773
	WesBanco Inc.	305,718	3,773
*,^	Citizens Inc.	572,487	3,738
	Tompkins Financial Corp.	92,180	3,733
*	FPIC Insurance Group Inc.	95,648	3,694
	Renasant Corp.	271,073	3,687
	Northfield Bancorp Inc.	272,614	3,686
	FBL Financial Group Inc. Class A	198,179	3,670
	Danvers Bancorp Inc.	282,271	3,667
	Government Properties Income Trust	159,314	3,661
*	Ashford Hospitality Trust Inc.	778,303	3,611
*	TradeStation Group Inc.	453,057	3,575
	Harleysville National Corp.	554,244	3,569
*	CNA Surety Corp.	239,636	3,568
*	Broadpoint Gleacher Securities Inc.	797,947	3,559
	Lakeland Financial Corp.	203,769	3,515
*	United America Indemnity Ltd. Class A	443,754	3,515
	Arrow Financial Corp.	140,350	3,509
	MVC Capital Inc.	296,050	3,493
	Education Realty Trust Inc.	718,005	3,475
*,^	iStar Financial Inc.	1,349,366	3,454
	Kite Realty Group Trust	844,865	3,439
	Univest Corp. of Pennsylvania	194,987	3,418
	GAMCO Investors Inc.	70,530	3,406
*	SeaBright Insurance Holdings Inc.	293,388	3,371
	Oriental Financial Group Inc.	311,586	3,365

11

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Southside Bancshares Inc.	171,325	3,361
	SY Bancorp Inc.	156,301	3,337
^	TowneBank	276,722	3,232
*,^	Ambac Financial Group Inc.	3,893,884	3,232
	Cardinal Financial Corp.	369,510	3,230
	Camden National Corp.	98,297	3,214
	1st Source Corp.	196,408	3,160
*	FelCor Lodging Trust Inc.	875,834	3,153
	Cypress Sharpridge Investments Inc.	232,686	3,144
	Westfield Financial Inc.	376,690	3,108
	Bancfirst Corp.	82,841	3,068
	Calamos Asset Management Inc. Class A	265,670	3,063
	StellarOne Corp.	307,426	3,062
	Washington Trust Bancorp Inc.	195,194	3,041
	Trico Bancshares	181,681	3,025
	NorthStar Realty Finance Corp.	877,156	3,009
*	Western Alliance Bancorp	784,921	2,967
	CapLease Inc.	669,355	2,932
	Union Bankshares Corp.	235,687	2,920
	Kearny Financial Corp.	282,439	2,847
	First Bancorp	203,084	2,837
	Republic Bancorp Inc. Class A	136,505	2,812
	Westwood Holdings Group Inc.	77,161	2,804
	Capital Southwest Corp.	35,348	2,785
	Advance America Cash Advance Centers Inc.	500,780	2,784
	First Financial Holdings Inc.	213,782	2,777
	Presidential Life Corp.	300,348	2,748
*	International Assets Holding Corp.	187,909	2,732
	First Mercury Financial Corp.	197,324	2,705
	Urstadt Biddle Properties Inc. Class A	176,900	2,701
	BGC Partners Inc. Class A	582,000	2,689
	Stewart Information Services Corp.	232,671	2,625
	Baldwin & Lyons Inc.	106,466	2,620
	BankFinancial Corp.	261,001	2,584
	United Financial Bancorp Inc.	197,093	2,584
	First Community Bancshares Inc.	212,421	2,560
	Consolidated-Tomoka Land Co.	73,010	2,551
	PMI Group Inc.	1,006,054	2,535
	Student Loan Corp.	54,087	2,519
	Great Southern Bancorp Inc.	117,716	2,514
	Donegal Group Inc. Class A	161,664	2,512
	First BanCorp	1,059,968	2,438
*,^	Cardtronics Inc.	218,477	2,419
	First Busey Corp.	619,353	2,409
	NGP Capital Resources Co.	292,750	2,380
	Glimcher Realty Trust	876,067	2,365
	Heartland Financial USA Inc.	154,609	2,219
	ViewPoint Financial Group	151,904	2,189
	WSFS Financial Corp.	83,894	2,150
	ESSA Bancorp Inc.	182,695	2,138
^	Life Partners Holdings Inc.	100,480	2,129
	Wilshire Bancorp Inc.	258,892	2,120
	Hersha Hospitality Trust	664,676	2,087
	Oritani Financial Corp.	149,411	2,051
	Winthrop Realty Trust	183,018	1,988
	Sandy Spring Bancorp Inc.	222,995	1,982
	CoBiz Financial Inc.	415,739	1,975
^	Capital City Bank Group Inc.	138,966	1,923
*	Strategic Hotels & Resorts Inc.	1,010,113	1,879
	Kansas City Life Insurance Co.	62,711	1,866
*	First Marblehead Corp.	872,428	1,858
*	LaBranche & Co. Inc.	653,549	1,856
	Lakeland Bancorp Inc.	287,436	1,837
	Abington Bancorp Inc.	264,558	1,823

12

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Avatar Holdings Inc.	106,007	1,803
	EMC Insurance Group Inc.	80,551	1,733
*	Penson Worldwide Inc.	190,426	1,725
	Sterling Bancorp	233,172	1,665
	First Merchants Corp.	272,608	1,619
^	Ames National Corp.	76,675	1,619
	National Interstate Corp.	92,579	1,570
*	NewStar Financial Inc.	400,273	1,569
	First Financial Northwest Inc.	234,717	1,537
	Citizens & Northern Corp.	158,540	1,513
*	Gramercy Capital Corp.	576,217	1,492
	South Financial Group Inc.	2,307,939	1,488
*	Asset Acceptance Capital Corp.	205,999	1,397
	Universal Insurance Holdings Inc.	234,630	1,377
	Southwest Bancorp Inc.	188,907	1,311
	Roma Financial Corp.	104,402	1,290
	MainSource Financial Group Inc.	261,310	1,249
	Rockville Financial Inc.	118,636	1,246
	Clifton Savings Bancorp Inc.	127,200	1,192
*	Meridian Interstate Bancorp Inc.	136,091	1,183
*,^	RAIT Financial Trust	838,971	1,099
^	NASB Financial Inc.	42,555	991
	Urstadt Biddle Properties Inc.	57,942	869
*	Sun Bancorp Inc.	211,777	794
	CompuCredit Holdings Corp.	222,238	740
*	Crawford & Co. Class B	184,574	727
*	Grubb & Ellis Co.	527,468	675
*	Crawford & Co. Class A	197,221	659
	Teton Advisors Inc. Class B	910	2
*	CSF Holdings Inc. Contingent Litigation Rights	29,125	—
			3,445,051
Health Care (11.9%)
*	Human Genome Sciences Inc.	2,435,566	74,528
*	Mednax Inc.	625,639	37,607
*	Tenet Healthcare Corp.	6,490,986	34,986
*	United Therapeutics Corp.	645,536	33,987
*	Valeant Pharmaceuticals International	1,041,170	33,099
	PerkinElmer Inc.	1,574,534	32,420
	Teleflex Inc.	535,878	28,878
*	VCA Antech Inc.	1,145,725	28,551
*	BioMarin Pharmaceutical Inc.	1,353,019	25,450
*	Bio-Rad Laboratories Inc. Class A	255,521	24,648
*	OSI Pharmaceuticals Inc.	782,795	24,290
	Owens & Minor Inc.	563,621	24,196
*	Onyx Pharmaceuticals Inc.	824,545	24,192
*	Health Management Associates Inc. Class A	3,327,598	24,192
	Cooper Cos. Inc.	609,563	23,237
*	LifePoint Hospitals Inc.	702,211	22,829
*	Healthsouth Corp.	1,191,302	22,361
	STERIS Corp.	790,576	22,112
	Medicis Pharmaceutical Corp. Class A	801,502	21,681
*	WellCare Health Plans Inc.	571,220	20,998
*	Thoratec Corp.	763,331	20,549
*	Emergency Medical Services Corp. Class A	376,706	20,399
*	Regeneron Pharmaceuticals Inc.	841,174	20,340
*	Varian Inc.	389,959	20,098
*	Masimo Corp.	660,691	20,098
*	Magellan Health Services Inc.	475,765	19,378
*	American Medical Systems Holdings Inc.	1,002,177	19,332
	Hill-Rom Holdings Inc.	802,684	19,256
*	Immucor Inc.	950,951	19,247
*	Haemonetics Corp.	346,545	19,112
*	AMERIGROUP Corp.	708,208	19,093
*	Salix Pharmaceuticals Ltd.	740,582	18,811

13

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Auxilium Pharmaceuticals Inc.	617,802	18,522
*	Catalyst Health Solutions Inc.	504,172	18,387
*,^	Amedisys Inc.	374,759	18,198
*	PSS World Medical Inc.	802,728	18,118
*	Allscripts-Misys Healthcare Solutions Inc.	879,648	17,795
*	Dionex Corp.	238,797	17,640
*	Brookdale Senior Living Inc.	960,179	17,466
	West Pharmaceutical Services Inc.	443,689	17,393
*	HMS Holdings Corp.	353,303	17,202
*	NuVasive Inc.	508,473	16,261
	Quality Systems Inc.	250,403	15,723
*	Sirona Dental Systems Inc.	481,980	15,298
*	Psychiatric Solutions Inc.	720,917	15,240
*	Cubist Pharmaceuticals Inc.	779,349	14,784
	Chemed Corp.	303,475	14,558
*	Medivation Inc.	383,756	14,448
*	Eclipsys Corp.	762,222	14,116
*	Isis Pharmaceuticals Inc.	1,260,245	13,989
*	Align Technology Inc.	764,421	13,622
*	athenahealth Inc.	294,477	13,322
*	Centene Corp.	611,865	12,953
*	Acorda Therapeutics Inc.	513,441	12,949
*	Incyte Corp. Ltd.	1,405,870	12,807
*	Par Pharmaceutical Cos. Inc.	469,036	12,692
*	Savient Pharmaceuticals Inc.	889,846	12,111
*	ev3 Inc.	907,394	12,105
*	Alkermes Inc.	1,273,396	11,983
	Meridian Bioscience Inc.	546,671	11,781
*	Nektar Therapeutics	1,250,010	11,650
*	Healthspring Inc.	660,226	11,627
*	Seattle Genetics Inc.	1,122,434	11,404
	PDL BioPharma Inc.	1,612,190	11,060
*	Parexel International Corp.	779,452	10,990
*	Bruker Corp.	885,724	10,682
*	Exelixis Inc.	1,448,011	10,672
*	Integra LifeSciences Holdings Corp.	287,664	10,580
*	Volcano Corp.	587,919	10,218
*	Gentiva Health Services Inc.	373,041	10,076
*	Wright Medical Group Inc.	520,805	9,869
	Invacare Corp.	393,329	9,810
*	RehabCare Group Inc.	321,670	9,788
*	Cepheid Inc.	784,189	9,787
*	Impax Laboratories Inc.	706,059	9,602
*,^	Vivus Inc.	1,011,880	9,299
*	Amsurg Corp. Class A	413,649	9,109
*	Phase Forward Inc.	583,001	8,949
*	Conmed Corp.	392,334	8,945
*	AMAG Pharmaceuticals Inc.	230,884	8,781
*	Viropharma Inc.	1,044,619	8,764
*,^	Cell Therapeutics Inc.	7,560,185	8,619
*	Theravance Inc.	653,065	8,536
*	Martek Biosciences Corp.	448,287	8,491
*	Alnylam Pharmaceuticals Inc.	478,406	8,430
*	Healthways Inc.	454,780	8,341
*	MedAssets Inc.	377,722	8,011
*	Luminex Corp.	531,603	7,937
*,^	MannKind Corp.	898,690	7,873
*	Kindred Healthcare Inc.	421,111	7,774
	Landauer Inc.	126,135	7,745
*	Conceptus Inc.	412,336	7,735
*	Cyberonics Inc.	374,204	7,649
*	Celera Corp.	1,103,481	7,625
*	Zoll Medical Corp.	284,468	7,601
*	Abaxis Inc.	296,616	7,579

14

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	LHC Group Inc.	223,841	7,523
*	inVentiv Health Inc.	452,816	7,322
*	Universal American Corp.	624,313	7,304
*	Odyssey HealthCare Inc.	444,025	6,918
*	Merit Medical Systems Inc.	358,033	6,906
*	InterMune Inc.	528,382	6,890
*,^	Geron Corp.	1,230,806	6,831
*	XenoPort Inc.	367,431	6,820
*	Halozyme Therapeutics Inc.	1,149,261	6,746
*	Neogen Corp.	284,221	6,710
*	Allos Therapeutics Inc.	1,014,913	6,668
	Analogic Corp.	172,449	6,641
*	PharMerica Corp.	411,645	6,537
*	ICU Medical Inc.	179,218	6,531
*	Orthofix International NV	208,146	6,446
*,^	Enzon Pharmaceuticals Inc.	611,810	6,442
*	Rigel Pharmaceuticals Inc.	671,156	6,383
*	Bio-Reference Labs Inc.	158,082	6,195
*	Affymax Inc.	250,014	6,185
*	IPC The Hospitalist Co. Inc.	184,401	6,131
	Computer Programs & Systems Inc.	132,972	6,123
*	Insulet Corp.	421,174	6,014
*	Greatbatch Inc.	312,280	6,005
*	Momenta Pharmaceuticals Inc.	473,089	5,966
*	Medicines Co.	710,639	5,927
*	Pharmasset Inc.	284,591	5,891
*	Hanger Orthopedic Group Inc.	424,062	5,865
*	MWI Veterinary Supply Inc.	155,123	5,848
*	Facet Biotech Corp.	330,801	5,815
*	Immunogen Inc.	731,032	5,746
*	Natus Medical Inc.	381,733	5,646
*	Affymetrix Inc.	951,024	5,554
*	SonoSite Inc.	233,968	5,529
*,^	Emeritus Corp.	292,043	5,476
*	Sun Healthcare Group Inc.	588,776	5,399
*	Targacept Inc.	256,306	5,362
*	Inspire Pharmaceuticals Inc.	941,586	5,198
*	Quidel Corp.	366,057	5,044
*	Angiodynamics Inc.	313,479	5,041
*	Air Methods Corp.	149,158	5,015
*	Genoptix Inc.	138,384	4,917
*	Triple-S Management Corp. Class B	275,638	4,851
*	Omnicell Inc.	407,263	4,761
*	SurModics Inc.	201,142	4,558
*,^	Arena Pharmaceuticals Inc.	1,254,227	4,453
*	DexCom Inc.	528,356	4,269
*	Micromet Inc.	604,614	4,027
*	AMN Healthcare Services Inc.	441,770	4,002
*	Molina Healthcare Inc.	172,788	3,952
*	Almost Family Inc.	99,579	3,936
*	Clinical Data Inc.	214,529	3,917
*	Symmetry Medical Inc.	484,854	3,908
*	Cantel Medical Corp.	191,005	3,854
*	Corvel Corp.	113,433	3,805
*	Res-Care Inc.	339,312	3,800
*	Genomic Health Inc.	193,334	3,782
*,^	Protalix BioTherapeutics Inc.	569,031	3,767
*	ABIOMED Inc.	427,126	3,733
*	Cross Country Healthcare Inc.	375,421	3,720
*	Questcor Pharmaceuticals Inc.	781,167	3,711
*	Kendle International Inc.	191,234	3,501
*	Kensey Nash Corp.	135,778	3,462
*	Assisted Living Concepts Inc. Class A	130,217	3,434
*	Accuray Inc.	610,693	3,426

15

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Nabi Biopharmaceuticals	687,297	3,368
*	Medidata Solutions Inc.	215,668	3,364
*	eResearchTechnology Inc.	557,909	3,353
	National Healthcare Corp.	92,498	3,340
	Atrion Corp.	21,390	3,331
*,^	Cadence Pharmaceuticals Inc.	341,438	3,302
*	Zymogenetics Inc.	514,139	3,285
*	Orthovita Inc.	930,078	3,265
*,^	Sequenom Inc.	786,723	3,257
*	Sangamo Biosciences Inc.	547,140	3,239
*	Dyax Corp.	947,574	3,212
*	OraSure Technologies Inc.	617,391	3,136
*	Ligand Pharmaceuticals Inc. Class B	1,411,530	3,063
*	IRIS International Inc.	243,252	3,007
*	Cypress Bioscience Inc.	518,414	2,986
*	Somanetics Corp.	162,891	2,859
*	RTI Biologics Inc.	734,993	2,822
*	Orexigen Therapeutics Inc.	377,275	2,807
*	Lexicon Pharmaceuticals Inc.	1,618,013	2,751
*	Albany Molecular Research Inc.	300,004	2,724
*	Pain Therapeutics Inc.	485,519	2,602
*,^	Electro-Optical Sciences Inc.	244,166	2,530
*	Emergent Biosolutions Inc.	184,085	2,502
*	Durect Corp.	1,001,709	2,474
*	Enzo Biochem Inc.	456,724	2,457
*	Chindex International Inc.	171,167	2,419
*,^	MAKO Surgical Corp.	215,969	2,397
*,^	SIGA Technologies Inc.	406,886	2,360
	Ensign Group Inc.	153,412	2,358
*	CryoLife Inc.	365,115	2,344
*	Palomar Medical Technologies Inc.	232,328	2,342
*	Vital Images Inc.	183,090	2,323
*	NPS Pharmaceuticals Inc.	643,904	2,189
*	Arqule Inc.	574,638	2,120
*	Stereotaxis Inc.	532,607	2,093
*	ATS Medical Inc.	636,147	2,055
*	Skilled Healthcare Group Inc.	272,956	2,034
*	Synovis Life Technologies Inc.	156,164	2,016
*	Alliance HealthCare Services Inc.	349,738	1,997
*	Sunrise Senior Living Inc.	616,928	1,987
*	Exactech Inc.	112,971	1,956
*	Pozen Inc.	323,034	1,935
*	TomoTherapy Inc.	489,234	1,908
*	Progenics Pharmaceuticals Inc.	427,451	1,898
*	Opko Health Inc.	1,026,424	1,878
*,^	Maxygen Inc.	306,786	1,868
*,^	Cel-Sci Corp.	2,067,039	1,860
*	Medcath Corp.	224,333	1,774
*	MAP Pharmaceuticals Inc.	182,142	1,736
*	Biospecifics Technologies Corp.	57,518	1,688
*	Clarient Inc.	625,646	1,658
*	Myriad Pharmaceuticals Inc.	322,984	1,625
*,^	Osiris Therapeutics Inc.	222,322	1,587
*	OncoGenex Pharmaceutical Inc.	69,639	1,552
*	Cynosure Inc. Class A	132,739	1,525
*	KV Pharmaceutical Co. Class A	402,495	1,477
*,^	XOMA Ltd.	2,090,380	1,461
*	Akorn Inc.	793,208	1,420
*	Nighthawk Radiology Holdings Inc.	305,181	1,382
*,^	Virtual Radiologic Corp.	96,077	1,226
*	Hansen Medical Inc.	400,097	1,212
*	CardioNet Inc.	195,232	1,160
*	Idenix Pharmaceuticals Inc.	449,056	965
*	Caraco Pharmaceutical Laboratories Ltd.	155,908	942

16

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*,^	GTx Inc.	221,176	929
*	Sucampo Pharmaceuticals Inc. Class A	99,958	404
*	KV Pharmaceutical Co. Class B	53,281	210
			2,062,471
Industrials (16.0%)
	Oshkosh Corp.	1,179,764	43,687
*	Corrections Corp. of America	1,553,982	38,150
*	Waste Connections Inc.	1,080,622	36,028
	IDEX Corp.	1,089,012	33,923
*	Continental Airlines Inc. Class B	1,862,731	33,380
	Hubbell Inc. Class B	700,329	33,126
	Snap-On Inc.	778,612	32,904
	Lincoln Electric Holdings Inc.	573,753	30,673
*	BE Aerospace Inc.	1,296,458	30,467
	Gardner Denver Inc.	701,530	29,850
*	UAL Corp.	2,253,669	29,095
	Kennametal Inc.	1,096,795	28,429
	Carlisle Cos. Inc.	826,351	28,311
*	Monster Worldwide Inc.	1,614,847	28,098
	Towers Watson & Co. Class A	575,779	27,361
	Landstar System Inc.	692,253	26,839
	Timken Co.	1,110,305	26,325
*	Thomas & Betts Corp.	713,025	25,519
*	GrafTech International Ltd.	1,623,699	25,249
	Regal-Beloit Corp.	483,283	25,102
	Lennox International Inc.	640,000	24,986
	Nordson Corp.	407,920	24,957
	Wabtec Corp.	609,543	24,894
	TransDigm Group Inc.	523,167	24,845
*	Kirby Corp.	689,743	24,024
*	EMCOR Group Inc.	888,862	23,910
*,^	American Superconductor Corp.	565,264	23,119
	Graco Inc.	808,428	23,097
	Con-way Inc.	661,375	23,089
	CLARCOR Inc.	687,198	22,293
*	Tetra Tech Inc.	817,090	22,200
	Woodward Governor Co.	824,732	21,253
	Acuity Brands Inc.	581,224	20,715
*	General Cable Corp.	701,190	20,629
	Toro Co.	484,211	20,245
	Brady Corp. Class A	657,905	19,744
	Valmont Industries Inc.	248,005	19,456
	Crane Co.	631,141	19,326
	Curtiss-Wright Corp.	614,660	19,251
*	Clean Harbors Inc.	318,152	18,965
	Alexander & Baldwin Inc.	553,696	18,953
	Trinity Industries Inc.	1,069,567	18,653
	UTi Worldwide Inc.	1,283,434	18,379
	Watsco Inc.	375,101	18,372
*	United Stationers Inc.	320,117	18,199
*	Avis Budget Group Inc.	1,375,865	18,051
	GATX Corp.	620,926	17,852
*	Teledyne Technologies Inc.	461,564	17,706
*	JetBlue Airways Corp.	3,239,269	17,654
	Manitowoc Co. Inc.	1,761,303	17,560
*	MPS Group Inc.	1,256,645	17,266
*	Hexcel Corp.	1,303,897	16,925
*	Genesee & Wyoming Inc. Class A	517,670	16,897
	Baldor Electric Co.	596,884	16,766
	Actuant Corp. Class A	894,227	16,570
*	Alaska Air Group Inc.	473,760	16,373
*	Esterline Technologies Corp.	400,820	16,341
	Knight Transportation Inc.	841,253	16,228
*	Moog Inc. Class A	552,968	16,163

17

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Kaydon Corp.	448,180	16,027
	Granite Construction Inc.	469,493	15,803
*	Geo Group Inc.	692,012	15,141
*	WESCO International Inc.	541,367	14,622
	HNI Corp.	515,846	14,253
	Simpson Manufacturing Co. Inc.	529,324	14,234
	Brink's Co.	584,070	14,216
	Belden Inc.	628,747	13,782
	AO Smith Corp.	315,386	13,685
*	EnerSys	616,075	13,474
*	HUB Group Inc. Class A	501,251	13,449
*,^	USG Corp.	936,952	13,164
	ESCO Technologies Inc.	354,771	12,719
	Skywest Inc.	750,126	12,692
	Briggs & Stratton Corp.	674,517	12,620
	Mueller Industries Inc.	503,136	12,498
	Werner Enterprises Inc.	629,028	12,448
*	Resources Connection Inc.	581,532	12,340
	Watts Water Technologies Inc. Class A	396,902	12,272
	Mine Safety Appliances Co.	460,832	12,226
	ABM Industries Inc.	588,718	12,163
	Heartland Express Inc.	795,237	12,143
*	SYKES Enterprises Inc.	473,856	12,069
	Herman Miller Inc.	753,924	12,048
*	AAR Corp.	524,080	12,043
	Healthcare Services Group Inc.	557,010	11,953
*	Insituform Technologies Inc. Class A	523,761	11,900
*	Orbital Sciences Corp.	761,921	11,627
	Rollins Inc.	601,959	11,606
*	Old Dominion Freight Line Inc.	377,267	11,582
	Applied Industrial Technologies Inc.	513,812	11,340
	Otter Tail Corp.	456,348	11,317
*	Middleby Corp.	225,003	11,030
*	CoStar Group Inc.	260,644	10,887
	Triumph Group Inc.	224,768	10,845
*	II-VI Inc.	338,751	10,772
	Mueller Water Products Inc. Class A	2,063,375	10,730
*	Atlas Air Worldwide Holdings Inc.	287,710	10,717
*	Armstrong World Industries Inc.	270,917	10,547
	Corporate Executive Board Co.	460,354	10,505
*	US Airways Group Inc.	2,136,168	10,339
	Barnes Group Inc.	609,160	10,295
	Deluxe Corp.	689,818	10,202
*	MasTec Inc.	812,962	10,162
*	Korn/Ferry International	615,804	10,161
*	Navigant Consulting Inc.	674,487	10,023
	Forward Air Corp.	390,759	9,789
*	Beacon Roofing Supply Inc.	608,785	9,741
	Arkansas Best Corp.	324,077	9,538
	American Science & Engineering Inc.	119,449	9,059
*	AirTran Holdings Inc.	1,705,398	8,902
	Robbins & Myers Inc.	376,504	8,855
*	Griffon Corp.	722,593	8,830
*	TrueBlue Inc.	590,375	8,743
	Universal Forest Products Inc.	234,427	8,629
	Quanex Building Products Corp.	507,885	8,619
*,^	Genco Shipping & Trading Ltd.	384,952	8,615
	EnergySolutions Inc.	1,012,737	8,598
*	Dollar Thrifty Automotive Group Inc.	335,675	8,597
	Albany International Corp.	371,659	8,347
	Cubic Corp.	216,366	8,070
	Kaman Corp.	346,235	7,995
*,^	Allegiant Travel Co. Class A	161,550	7,620
	Badger Meter Inc.	190,675	7,593

18

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Interline Brands Inc.	437,744	7,560
*	Layne Christensen Co.	262,228	7,529
	Ameron International Corp.	118,001	7,488
*	Orion Marine Group Inc.	352,208	7,418
	Administaff Inc.	309,799	7,308
*	EnerNOC Inc.	238,409	7,245
	Franklin Electric Co. Inc.	249,006	7,241
*	EnPro Industries Inc.	272,087	7,186
	Heidrick & Struggles International Inc.	229,372	7,166
*	United Rentals Inc.	729,644	7,158
*	RBC Bearings Inc.	293,149	7,132
	HEICO Corp.	159,846	7,086
*	Macquarie Infrastructure Co. LLC	575,891	7,072
*	DynCorp International Inc. Class A	492,808	7,072
*	GeoEye Inc.	250,754	6,991
*	Astec Industries Inc.	258,055	6,952
	Raven Industries Inc.	218,582	6,944
	Aircastle Ltd.	694,326	6,839
	McGrath Rentcorp	304,020	6,798
	Seaboard Corp.	5,006	6,753
*	Mobile Mini Inc.	478,124	6,737
	Knoll Inc.	633,665	6,546
*	Cenveo Inc.	747,886	6,544
*	DigitalGlobe Inc.	269,681	6,526
*,^	Energy Conversion Devices Inc.	616,417	6,516
*	Tutor Perini Corp.	359,684	6,503
*	Advisory Board Co.	209,195	6,414
*	ATC Technology Corp.	267,491	6,380
	Comfort Systems USA Inc.	516,770	6,377
*	Chart Industries Inc.	383,499	6,347
	John Bean Technologies Corp.	371,655	6,322
*	Ceradyne Inc.	328,926	6,319
	Lindsay Corp.	157,501	6,276
	G&K Services Inc. Class A	249,320	6,265
*	M&F Worldwide Corp.	156,278	6,173
*	ICF International Inc.	227,731	6,103
*	Huron Consulting Group Inc.	260,934	6,012
*	School Specialty Inc.	253,739	5,935
	Tennant Co.	226,429	5,930
*	Aerovironment Inc.	202,770	5,897
	Ennis Inc.	348,633	5,854
	CIRCOR International Inc.	228,528	5,754
	Viad Corp.	277,269	5,720
	Steelcase Inc. Class A	887,390	5,644
	Gorman-Rupp Co.	202,509	5,597
*	Blount International Inc.	545,955	5,514
*	Kforce Inc.	438,953	5,487
	Tredegar Corp.	343,217	5,430
*	AZZ Inc.	164,773	5,388
	Interface Inc. Class A	645,870	5,367
*	ACCO Brands Corp.	734,697	5,349
*	Stanley Inc.	193,871	5,314
	Apogee Enterprises Inc.	377,832	5,290
	Encore Wire Corp.	247,713	5,219
*	Exponent Inc.	186,438	5,190
*,^	Harbin Electric Inc.	250,201	5,139
	Gibraltar Industries Inc.	324,557	5,105
*	Force Protection Inc.	946,558	4,932
*	Hawaiian Holdings Inc.	698,947	4,893
*	CBIZ Inc.	632,405	4,870
*	Consolidated Graphics Inc.	135,975	4,762
*	Cornell Cos. Inc.	207,974	4,721
	Great Lakes Dredge & Dock Corp.	712,973	4,620
*	Amerco Inc.	92,381	4,593

19

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	MYR Group Inc.	253,955	4,592
*	Kelly Services Inc. Class A	383,596	4,576
*	Team Inc.	242,443	4,560
	Sun Hydraulics Corp.	171,375	4,499
*	Michael Baker Corp.	108,138	4,477
*	GenCorp Inc.	633,628	4,435
*	Dycom Industries Inc.	528,058	4,240
*	Colfax Corp.	351,706	4,235
*,^	Broadwind Energy Inc.	521,755	4,221
*,^	Eagle Bulk Shipping Inc.	839,134	4,154
*	Argon ST Inc.	190,981	4,148
*	LB Foster Co. Class A	137,487	4,098
*	Rush Enterprises Inc. Class A	343,824	4,088
*,^	Evergreen Solar Inc.	2,679,577	4,046
	American Ecology Corp.	235,376	4,011
*	Marten Transport Ltd.	222,304	3,990
*,^	Ener1 Inc.	626,722	3,973
*	CRA International Inc.	147,617	3,934
*	Polypore International Inc.	330,560	3,934
*	Spherion Corp.	696,677	3,915
*,^	Power-One Inc.	894,797	3,892
	HEICO Corp. Class A	107,934	3,881
*	Sterling Construction Co. Inc.	201,728	3,869
*	SmartHeat Inc.	264,855	3,846
	Federal Signal Corp.	627,095	3,775
*	K-Tron International Inc.	34,251	3,724
*	Waste Services Inc.	407,114	3,709
	Ampco-Pittsburgh Corp.	117,315	3,699
	Titan International Inc.	453,496	3,678
*	Powell Industries Inc.	116,357	3,669
	NACCO Industries Inc. Class A	72,418	3,606
	Dynamic Materials Corp.	174,315	3,495
*	Taser International Inc.	796,570	3,489
*	FuelCell Energy Inc.	926,204	3,483
	Bowne & Co. Inc.	518,328	3,462
*	Republic Airways Holdings Inc.	466,466	3,447
*	American Reprographics Co.	488,059	3,421
	AAON Inc.	174,274	3,397
*	Northwest Pipe Co.	124,969	3,357
*	Columbus McKinnon Corp.	245,398	3,352
*,^	Capstone Turbine Corp.	2,547,770	3,287
*	Ladish Co. Inc.	215,323	3,247
	Applied Signal Technology Inc.	168,153	3,244
	Cascade Corp.	117,473	3,229
	FreightCar America Inc.	161,391	3,200
	Standex International Corp.	158,997	3,194
*,^	Energy Recovery Inc.	441,350	3,036
*	Standard Parking Corp.	187,192	2,973
*	H&E Equipment Services Inc.	282,098	2,959
*	3D Systems Corp.	259,095	2,928
	Kimball International Inc. Class B	341,504	2,910
	TAL International Group Inc.	209,496	2,772
	Schawk Inc. Class A	202,726	2,757
*	Saia Inc.	182,929	2,711
	Houston Wire & Cable Co.	226,991	2,701
*,^	GT Solar International Inc.	485,425	2,699
*	Kadant Inc.	166,048	2,650
	Ducommun Inc.	134,376	2,514
*	RSC Holdings Inc.	350,035	2,464
*	Vicor Corp.	263,093	2,447
	American Woodmark Corp.	124,290	2,446
*	American Commercial Lines Inc.	129,041	2,365
	CDI Corp.	179,578	2,326
*	Metalico Inc.	471,306	2,319

20

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Pike Electric Corp.	248,977	2,311
*	Tecumseh Products Co. Class A	196,863	2,301
*	APAC Customer Services Inc.	382,885	2,282
	Greenbrier Cos. Inc.	218,809	2,271
*	Innerworkings Inc.	367,221	2,167
	Horizon Lines Inc. Class A	388,749	2,165
*	Patriot Transportation Holding Inc.	22,721	2,146
*,^	Titan Machinery Inc.	180,948	2,088
*	Fushi Copperweld Inc.	206,168	2,086
	Sauer-Danfoss Inc.	164,556	1,976
*	Hill International Inc.	314,823	1,964
	Courier Corp.	136,103	1,939
*	Fuel Tech Inc.	228,640	1,868
*	Volt Information Sciences Inc.	181,913	1,819
*	Furmanite Corp.	467,021	1,779
	Aceto Corp.	332,583	1,713
	Universal Truckload Services Inc.	86,760	1,570
	Preformed Line Products Co.	35,598	1,559
*,^	China Fire & Security Group Inc.	111,796	1,513
	Pacer International Inc.	473,982	1,498
	American Railcar Industries Inc.	130,769	1,441
*,^	TBS International Ltd. Class A	178,054	1,309
*	Argan Inc.	83,071	1,195
*	Rush Enterprises Inc. Class B	112,120	1,177
*	Odyssey Marine Exploration Inc.	741,446	1,045
	Lawson Products Inc.	58,227	1,028
*	Plug Power Inc.	1,143,098	812
*,^	Valence Technology Inc.	843,590	768
*,^	YRC Worldwide Inc.	805,082	676
	Standard Register Co.	130,664	666
*	Tecumseh Products Co. Class B	32,795	364
			2,769,296
Information Technology (17.5%)
*	Rovi Corp.	1,371,918	43,723
*	3Com Corp.	5,276,175	39,571
*	Itron Inc.	539,624	36,462
*	Varian Semiconductor Equipment Associates Inc.	989,231	35,494
*	MICROS Systems Inc.	1,084,720	33,659
*	CommScope Inc.	1,262,879	33,504
*,^	Rambus Inc.	1,344,565	32,807
*	Skyworks Solutions Inc.	2,309,352	32,770
	Solera Holdings Inc.	891,184	32,092
*	Tech Data Corp.	677,653	31,619
*	VistaPrint NV	548,629	31,085
*	Informatica Corp.	1,192,262	30,832
*	Atheros Communications Inc.	898,527	30,766
*	QLogic Corp.	1,593,431	30,068
*	Polycom Inc.	1,134,173	28,320
*	Silicon Laboratories Inc.	574,925	27,792
*	Atmel Corp.	5,782,345	26,657
*	PMC - Sierra Inc.	3,033,858	26,273
*	Parametric Technology Corp.	1,567,543	25,614
	Diebold Inc.	893,901	25,431
*,^	WebMD Health Corp.	659,192	25,372
*	Teradyne Inc.	2,355,324	25,273
	Jack Henry & Associates Inc.	1,079,139	24,950
*	Concur Technologies Inc.	557,949	23,852
*	Sohu.com Inc.	413,703	23,697
*	JDS Uniphase Corp.	2,866,978	23,653
*	Compuware Corp.	3,204,848	23,171
	National Instruments Corp.	785,414	23,130
*	NeuStar Inc. Class A	1,002,931	23,108
*	TIBCO Software Inc.	2,356,120	22,689
*	Zebra Technologies Corp.	797,224	22,609

21

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Cypress Semiconductor Corp.	2,089,936	22,070
*	Unisys Corp.	570,387	21,994
*	International Rectifier Corp.	960,829	21,254
*,^	Palm Inc.	2,080,603	20,889
*	CACI International Inc. Class A	404,969	19,783
*	Microsemi Corp.	1,097,664	19,484
*	Vishay Intertechnology Inc.	2,324,444	19,409
*	Novell Inc.	4,657,269	19,328
*	Arris Group Inc.	1,687,587	19,289
*	Anixter International Inc.	404,853	19,069
*	Gartner Inc.	1,034,100	18,655
*	Blackboard Inc.	410,111	18,615
*	MercadoLibre Inc.	357,192	18,528
*	Cybersource Corp.	889,638	17,891
*	Convergys Corp.	1,657,431	17,817
*	Riverbed Technology Inc.	750,178	17,232
	ADTRAN Inc.	762,329	17,191
	Plantronics Inc.	659,547	17,135
*	Veeco Instruments Inc.	509,661	16,839
*	VeriFone Holdings Inc.	1,025,637	16,800
*	Fairchild Semiconductor International Inc. Class A	1,671,685	16,700
*	Benchmark Electronics Inc.	875,810	16,562
*	RF Micro Devices Inc.	3,423,525	16,330
*	Progress Software Corp.	540,844	15,798
*	Wright Express Corp.	489,048	15,581
*	Tessera Technologies Inc.	668,714	15,561
*	InterDigital Inc.	581,767	15,440
*	Quest Software Inc.	833,076	15,329
*	Blue Coat Systems Inc.	536,079	15,300
*	Plexus Corp.	532,552	15,178
*	Genpact Ltd.	1,018,023	15,169
*	Ariba Inc.	1,192,186	14,926
*	TiVo Inc.	1,461,791	14,881
*	Cymer Inc.	381,203	14,631
*	FormFactor Inc.	667,351	14,522
*	Integrated Device Technology Inc.	2,233,742	14,452
*	Mantech International Corp. Class A	296,673	14,323
*	Digital River Inc.	520,407	14,046
	Fair Isaac Corp.	659,083	14,045
*,^	Synaptics Inc.	457,842	14,033
*	Semtech Corp.	823,970	14,016
	Blackbaud Inc.	591,477	13,977
*	Rackspace Hosting Inc.	653,418	13,624
*	Acxiom Corp.	1,011,118	13,569
*	GSI Commerce Inc.	533,819	13,554
*	Euronet Worldwide Inc.	615,025	13,500
*,^	Ciena Corp.	1,229,709	13,330
*	Comtech Telecommunications Corp.	379,788	13,312
	Power Integrations Inc.	356,480	12,962
	Syntel Inc.	336,176	12,785
*	CommVault Systems Inc.	535,395	12,683
*	Tekelec	815,141	12,455
*	j2 Global Communications Inc.	607,886	12,370
*	AsiaInfo Holdings Inc.	400,556	12,205
*	Viasat Inc.	383,806	12,197
*	TriQuint Semiconductor Inc.	2,031,662	12,190
*	Sanmina-SCI Corp.	1,098,174	12,113
*	Cavium Networks Inc.	503,582	12,000
	Earthlink Inc.	1,432,189	11,901
*	Emulex Corp.	1,091,810	11,901
*	ValueClick Inc.	1,175,753	11,899
*	FEI Co.	506,822	11,839
	MAXIMUS Inc.	236,295	11,815
*	Sapient Corp.	1,425,869	11,792

22

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Netlogic Microsystems Inc.	254,258	11,762
*	Lawson Software Inc.	1,743,963	11,597
*	MicroStrategy Inc. Class A	123,138	11,577
*	Amkor Technology Inc.	1,605,150	11,493
*	Mentor Graphics Corp.	1,296,086	11,444
*	SRA International Inc. Class A	586,136	11,195
*	MKS Instruments Inc.	633,784	11,034
*	Taleo Corp. Class A	466,210	10,965
*,^	Take-Two Interactive Software Inc.	1,082,116	10,875
*	Hittite Microwave Corp.	263,723	10,747
*	JDA Software Group Inc.	409,409	10,428
*	Cabot Microelectronics Corp.	316,003	10,415
*	Websense Inc.	596,106	10,408
*	Infinera Corp.	1,161,896	10,306
*	Verigy Ltd.	792,230	10,196
*	Netgear Inc.	464,793	10,081
*	TeleTech Holdings Inc.	502,114	10,057
*	SuccessFactors Inc.	605,692	10,042
*	Net 1 UEPS Technologies Inc.	516,718	10,035
*	Omnivision Technologies Inc.	683,736	9,935
*	Coherent Inc.	329,851	9,806
*	EchoStar Corp. Class A	486,083	9,790
*	DealerTrack Holdings Inc.	516,463	9,704
*	Scansource Inc.	358,400	9,569
*	Monolithic Power Systems Inc.	394,073	9,446
*	Littelfuse Inc.	293,196	9,426
*	Diodes Inc.	458,485	9,376
*	Ultimate Software Group Inc.	315,407	9,263
*	Rofin-Sinar Technologies Inc.	389,967	9,207
*	Entegris Inc.	1,726,325	9,115
*,^	Advent Software Inc.	223,473	9,102
*	SolarWinds Inc.	394,981	9,089
*	CSG Systems International Inc.	473,721	9,043
*	Tyler Technologies Inc.	453,131	9,022
	Cognex Corp.	508,246	9,006
*	TNS Inc.	340,684	8,752
	AVX Corp.	689,284	8,733
*	Aruba Networks Inc.	819,105	8,732
*	L-1 Identity Solutions Inc.	1,159,231	8,683
*	Intermec Inc.	670,224	8,619
*	Quantum Corp.	2,858,546	8,376
*	SYNNEX Corp.	268,335	8,227
*	Harmonic Inc.	1,296,385	8,206
*,^	STEC Inc.	500,882	8,184
	United Online Inc.	1,131,006	8,132
*	ADC Telecommunications Inc.	1,303,433	8,094
*	DTS Inc.	235,688	8,063
*	Checkpoint Systems Inc.	524,552	7,999
*	ATMI Inc.	423,164	7,879
*	ACI Worldwide Inc.	458,891	7,870
*	Sonus Networks Inc.	3,692,022	7,790
*	Art Technology Group Inc.	1,717,612	7,746
*	Electronics for Imaging Inc.	594,606	7,736
*	Zoran Corp.	696,960	7,701
*	DG FastChannel Inc.	272,604	7,614
	Pegasystems Inc.	220,594	7,500
*	Brooks Automation Inc.	868,405	7,451
*	Manhattan Associates Inc.	303,440	7,292
	Park Electrochemical Corp.	263,110	7,272
*	SAVVIS Inc.	512,518	7,201
*	Insight Enterprises Inc.	618,357	7,062
*	Advanced Energy Industries Inc.	452,981	6,831
*	TTM Technologies Inc.	581,381	6,703
	Black Box Corp.	236,466	6,701

23

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Applied Micro Circuits Corp.	892,953	6,670
*	Compellent Technologies Inc.	292,907	6,643
*	Brightpoint Inc.	884,261	6,499
*	Avid Technology Inc.	503,874	6,429
*	Rogers Corp.	211,321	6,405
*	Cogent Inc.	603,798	6,273
*	Finisar Corp.	694,494	6,195
*	Standard Microsystems Corp.	296,689	6,165
*	Switch & Data Facilities Co. Inc.	302,756	6,119
*	Volterra Semiconductor Corp.	304,759	5,827
	MTS Systems Corp.	202,197	5,811
*	EPIQ Systems Inc.	413,999	5,792
*	ModusLink Global Solutions Inc.	614,636	5,784
*	OSI Systems Inc.	211,955	5,782
*	Sourcefire Inc.	215,286	5,759
*	ArcSight Inc.	223,223	5,710
*	Cirrus Logic Inc.	835,067	5,695
*	Bottomline Technologies Inc.	320,663	5,634
*	Maxwell Technologies Inc.	314,884	5,618
*	Sycamore Networks Inc.	267,672	5,597
*	Netscout Systems Inc.	380,538	5,571
*	Forrester Research Inc.	213,637	5,544
*	SonicWALL Inc.	725,177	5,519
*,^	Universal Display Corp.	441,738	5,460
*	Harris Stratex Networks Inc.	787,721	5,443
*	Adaptec Inc.	1,615,960	5,413
*	TeleCommunication Systems Inc. Class A	555,428	5,377
*	Epicor Software Corp.	699,717	5,332
*,^	China Security & Surveillance Technology Inc.	687,244	5,251
*	Loral Space & Communications Inc.	164,957	5,214
*	RightNow Technologies Inc.	298,977	5,193
*	IPG Photonics Corp.	308,171	5,159
*	Netezza Corp.	527,611	5,118
	NIC Inc.	554,927	5,072
*	Kulicke & Soffa Industries Inc.	925,025	4,986
	Micrel Inc.	590,728	4,844
*	Echelon Corp.	413,365	4,778
*,^	Ebix Inc.	97,474	4,760
*	RealNetworks Inc.	1,277,582	4,740
*	S1 Corp.	716,717	4,673
*	comScore Inc.	265,241	4,655
*	i2 Technologies Inc.	242,718	4,641
*	THQ Inc.	913,499	4,604
*	Constant Contact Inc.	287,313	4,597
*	Oplink Communications Inc.	277,171	4,543
*	Newport Corp.	490,321	4,506
*	Stratasys Inc.	260,176	4,496
	Methode Electronics Inc.	515,973	4,479
*	Vocus Inc.	248,217	4,468
*	FARO Technologies Inc.	206,920	4,436
*	3PAR Inc.	373,649	4,428
*	Supertex Inc.	148,440	4,423
	CTS Corp.	458,691	4,413
*	Acme Packet Inc.	393,311	4,326
	Daktronics Inc.	469,318	4,322
*	Synchronoss Technologies Inc.	272,863	4,314
*	Lattice Semiconductor Corp.	1,561,388	4,216
*	Actel Corp.	353,790	4,203
	Cohu Inc.	301,185	4,202
*	Terremark Worldwide Inc.	612,873	4,192
*	Ultratech Inc.	280,647	4,170
*	Infospace Inc.	477,974	4,096
*	Global Cash Access Holdings Inc.	538,884	4,036
*	Electro Scientific Industries Inc.	369,930	4,003

24

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Heartland Payment Systems Inc.	304,261	3,995
*	Pericom Semiconductor Corp.	344,359	3,970
*	SMART Modular Technologies WWH Inc.	628,386	3,953
*	Super Micro Computer Inc.	352,308	3,918
*	Knot Inc.	388,305	3,910
*	Sigma Designs Inc.	360,219	3,854
*	Multi-Fineline Electronix Inc.	135,741	3,851
*	Kopin Corp.	896,567	3,748
*	infoGROUP Inc.	466,678	3,743
*	LoopNet Inc.	373,336	3,711
*	Radiant Systems Inc.	356,751	3,710
*	Anadigics Inc.	856,195	3,613
*	Smith Micro Software Inc.	394,885	3,609
*	Kenexa Corp.	274,610	3,584
*	Perficient Inc.	424,741	3,581
*	Imation Corp.	410,307	3,578
*	ExlService Holdings Inc.	195,881	3,557
*	Exar Corp.	498,910	3,547
*	Ixia	465,357	3,462
*	ShoreTel Inc.	598,620	3,460
*	Extreme Networks	1,204,533	3,457
*	Hughes Communications Inc.	131,570	3,425
*	Intevac Inc.	296,166	3,397
*	NetSuite Inc.	209,886	3,354
	iGate Corp.	331,633	3,316
*	Internet Capital Group Inc.	497,257	3,307
*,^	Rubicon Technology Inc.	162,778	3,306
*	Move Inc.	1,987,001	3,298
*	Novatel Wireless Inc.	412,063	3,284
*	UTStarcom Inc.	1,478,511	3,238
*	Comverge Inc.	284,517	3,198
*	Interactive Intelligence Inc.	172,832	3,187
*	Symmetricom Inc.	590,798	3,072
*	Ciber Inc.	888,994	3,067
*	Internap Network Services Corp.	652,462	3,067
*	DemandTec Inc.	342,716	3,006
*	EMS Technologies Inc.	204,975	2,972
*	Digi International Inc.	317,197	2,893
*	Silicon Graphics International Corp.	408,778	2,866
*	Silicon Storage Technology Inc.	1,103,220	2,824
	Agilysys Inc.	309,906	2,820
*	Anaren Inc.	186,804	2,811
	Electro Rent Corp.	243,295	2,808
*	Monotype Imaging Holdings Inc.	304,380	2,749
*,^	Rosetta Stone Inc.	151,962	2,728
*	Rudolph Technologies Inc.	397,915	2,674
	Cass Information Systems Inc.	87,416	2,657
*	Silicon Image Inc.	1,013,864	2,616
	Bel Fuse Inc. Class B	121,683	2,615
*	Seachange International Inc.	396,104	2,602
*	Airvana Inc.	337,617	2,566
*	Symyx Technologies Inc.	464,368	2,554
*	VASCO Data Security International Inc.	406,104	2,546
*	Cogo Group Inc.	342,564	2,525
*	PROS Holdings Inc.	241,923	2,504
*	NCI Inc. Class A	89,957	2,487
*	China Information Security Technology Inc.	396,528	2,443
	Technitrol Inc.	557,016	2,440
*	Internet Brands Inc. Class A	311,450	2,439
*	Mattson Technology Inc.	670,871	2,402
*	IXYS Corp.	313,786	2,328
*,^	OpenTable Inc.	90,763	2,311
*	Ness Technologies Inc.	468,619	2,296
*	Powerwave Technologies Inc.	1,787,066	2,252

25

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Liquidity Services Inc.	223,539	2,251
*	Double-Take Software Inc.	223,936	2,237
	Opnet Technologies Inc.	181,321	2,210
*	Advanced Analogic Technologies Inc.	552,397	2,176
*	DivX Inc.	377,342	2,128
*	Isilon Systems Inc.	305,944	2,099
*	Limelight Networks Inc.	515,187	2,025
*	Integral Systems Inc.	232,666	2,015
*	FalconStor Software Inc.	480,060	1,949
*	BigBand Networks Inc.	541,152	1,862
*	Conexant Systems Inc.	770,720	1,788
*	DSP Group Inc.	310,524	1,748
*	Deltek Inc.	215,364	1,676
*	Dice Holdings Inc.	254,110	1,664
*	Trident Microsystems Inc.	856,793	1,594
*	ICx Technologies Inc.	165,008	1,571
	Marchex Inc. Class B	291,548	1,481
*,^	Magma Design Automation Inc.	620,803	1,434
	Renaissance Learning Inc.	118,851	1,350
*	CPI International Inc.	99,872	1,322
*	China TransInfo Technology Corp.	120,702	986
*	TechTarget Inc.	169,724	956
*	Opnext Inc.	305,779	581
	Bel Fuse Inc. Class A	15,480	301
			3,030,904
Materials (5.4%)
	Ashland Inc.	953,967	37,796
	RPM International Inc.	1,741,799	35,411
	Aptargroup Inc.	913,279	32,641
	Packaging Corp. of America	1,388,806	31,956
*	Domtar Corp.	566,077	31,366
	Compass Minerals International Inc.	439,728	29,545
	Temple-Inland Inc.	1,365,142	28,818
	Huntsman Corp.	2,241,572	25,307
	Rock-Tenn Co. Class A	494,592	24,932
*	WR Grace & Co.	973,831	24,687
	Royal Gold Inc.	522,431	24,607
	Cytec Industries Inc.	654,027	23,820
	Cabot Corp.	882,127	23,138
	Silgan Holdings Inc.	360,687	20,877
*	Solutia Inc.	1,605,866	20,395
*	Hecla Mining Co.	3,191,863	19,726
	NewMarket Corp.	164,106	18,834
	Olin Corp.	1,055,436	18,491
*	Coeur d'Alene Mines Corp.	1,017,238	18,371
*	Intrepid Potash Inc.	607,319	17,715
	Sensient Technologies Corp.	657,974	17,305
	Schweitzer-Mauduit International Inc.	235,000	16,532
	Carpenter Technology Corp.	594,014	16,009
	HB Fuller Co.	655,666	14,916
	Eagle Materials Inc.	558,769	14,556
	Schnitzer Steel Industries Inc.	296,344	14,136
*	Rockwood Holdings Inc.	599,808	14,131
	Minerals Technologies Inc.	252,646	13,762
*	OM Group Inc.	414,416	13,009
*	Allied Nevada Gold Corp.	831,733	12,543
*	Louisiana-Pacific Corp.	1,657,331	11,568
	Worthington Industries Inc.	853,566	11,156
	Texas Industries Inc.	317,792	11,120
*	Century Aluminum Co.	650,224	10,527
	Arch Chemicals Inc.	337,788	10,431
*	RTI International Metals Inc.	392,771	9,886
*	Calgon Carbon Corp.	701,609	9,752
	Ferro Corp.	1,088,402	8,968

26

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	PolyOne Corp.	1,184,848	8,851
	AMCOL International Corp.	309,660	8,801
	Kaiser Aluminum Corp.	205,145	8,538
*	Clearwater Paper Corp.	153,236	8,423
	Koppers Holdings Inc.	275,825	8,396
	Balchem Corp.	250,330	8,389
	Glatfelter	614,464	7,466
	Wausau Paper Corp.	626,630	7,269
*	Horsehead Holding Corp.	570,012	7,268
	Stepan Co.	104,857	6,796
	Westlake Chemical Corp.	266,597	6,646
	Deltic Timber Corp.	142,415	6,577
	A Schulman Inc.	316,146	6,380
*	Stillwater Mining Co.	636,503	6,034
	Innophos Holdings Inc.	243,597	5,600
	Haynes International Inc.	163,691	5,397
*	Buckeye Technologies Inc.	521,325	5,088
	Zep Inc.	291,915	5,056
*	Brush Engineered Materials Inc.	271,920	5,041
*	Headwaters Inc.	681,976	4,446
	Spartech Corp.	415,798	4,266
*	Boise Inc.	798,041	4,238
	Olympic Steel Inc.	125,201	4,079
*	Graphic Packaging Holding Co.	1,161,939	4,032
*	Zoltek Cos. Inc.	395,840	3,760
	Myers Industries Inc.	406,018	3,695
	Innospec Inc.	320,403	3,233
	AM Castle & Co.	232,547	3,184
*	LSB Industries Inc.	218,595	3,082
*	Bway Holding Co.	148,753	2,859
	Neenah Paper Inc.	198,390	2,768
^	Hawkins Inc.	118,211	2,581
*,^	China Green Agriculture Inc.	168,527	2,477
*,^	ShengdaTech Inc.	402,609	2,468
	American Vanguard Corp.	273,619	2,271
*	Landec Corp.	336,230	2,098
*	General Moly Inc.	838,165	1,743
*	United States Lime & Minerals Inc.	39,163	1,352
			929,388
Telecommunication Services (1.0%)
*	tw telecom inc Class A	2,013,452	34,511
*	Syniverse Holdings Inc.	881,187	15,403
*	Leap Wireless International Inc.	835,466	14,662
*	AboveNet Inc.	171,138	11,131
*	Cincinnati Bell Inc.	2,859,467	9,865
	NTELOS Holdings Corp.	428,506	7,636
	Iowa Telecommunications Services Inc.	441,085	7,393
	Atlantic Tele-Network Inc.	133,446	7,341
*	PAETEC Holding Corp.	1,759,572	7,302
*	Neutral Tandem Inc.	315,963	7,188
*	Premiere Global Services Inc.	777,692	6,416
	Shenandoah Telecommunications Co.	302,503	6,156
*	Global Crossing Ltd.	405,048	5,772
*	Cogent Communications Group Inc.	569,467	5,615
	Consolidated Communications Holdings Inc.	319,238	5,587
*,^	Cbeyond Inc.	312,827	4,927
	Alaska Communications Systems Group Inc.	600,025	4,788
	USA Mobility Inc.	305,980	3,369
*	General Communication Inc. Class A	437,027	2,788
*	SureWest Communications	182,206	1,815
*	ICO Global Communications Holdings Ltd.	1,659,764	1,793
*,^	Vonage Holdings Corp.	957,467	1,340
*,^	TerreStar Corp.	942,405	886

27

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009

					Market
					Value
				Shares	($000)
*	FiberTower Corp.			143,427	599
					174,283
Utilities (3.7%)
	AGL Resources Inc.			1,042,476	38,019
	Atmos Energy Corp.			1,244,917	36,601
	Great Plains Energy Inc.			1,823,993	35,367
	ITC Holdings Corp.			673,895	35,103
	Westar Energy Inc.			1,468,742	31,901
	Piedmont Natural Gas Co. Inc.			984,376	26,332
	Hawaiian Electric Industries Inc.			1,235,270	25,817
	Nicor Inc.			610,102	25,685
	Vectren Corp.			1,039,312	25,650
	WGL Holdings Inc.			676,507	22,690
	Cleco Corp.			815,892	22,298
	New Jersey Resources Corp.			566,828	21,199
	Portland General Electric Co.			1,014,366	20,703
	IDACORP Inc.			637,409	20,365
	Southwest Gas Corp.			604,643	17,250
	Northwest Natural Gas Co.			357,699	16,111
	Avista Corp.			737,805	15,929
	Unisource Energy Corp.			482,446	15,530
	South Jersey Industries Inc.			401,961	15,347
	PNM Resources Inc.			1,169,337	14,792
	Black Hills Corp.			523,999	13,954
	Allete Inc.			390,994	12,778
	NorthWestern Corp.			484,847	12,616
*	El Paso Electric Co.			606,599	12,302
	MGE Energy Inc.			311,781	11,143
	UIL Holdings Corp.			383,588	10,771
	Ormat Technologies Inc.			275,608	10,429
	California Water Service Group			263,077	9,687
	Laclede Group Inc.			284,056	9,593
	CH Energy Group Inc.			212,983	9,056
	American States Water Co.			249,548	8,836
	Empire District Electric Co.			465,225	8,714
	SJW Corp.			187,673	4,236
	Chesapeake Utilities Corp.			120,287	3,855
	Central Vermont Public Service Corp.			158,021	3,287
	Middlesex Water Co.			182,105	3,211
	Connecticut Water Service Inc.			115,326	2,857
	Consolidated Water Co. Ltd.			186,933	2,671
*	China Natural Gas Inc.			178,391	1,984
					634,669

Total Common Stocks (Cost $16,623,023)					17,239,723

		Coupon

Convertible Preferred Stocks (0.0%)
Consumer Discretionary (0.0%)
2	Sealy Corp. Pfd. (Cost $1,214)	8.000%		11,758	1,006

Temporary Cash Investments (2.1%)[1]
Money Market Fund (2.1%)
3,4	Vanguard Market Liquidity Fund	0.187%		362,130,342	362,130

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.0%)
5,6	Fannie Mae Discount Notes	0.100%	3/10/10	2,000	2,000

28

Vanguard® Small-Cap Index Fund
Schedule of Investments
December 31, 2009
				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,6	Freddie Mac Discount Notes	0.111%	3/31/10	2,500	2,499
5,6	Freddie Mac Discount Notes	0.230%	6/21/10	2,000	1,998
					6,497

Total Temporary Cash Investments (Cost $364,630)					368,627
Total Investments (101.8%) (Cost $16,988,867)					17,609,356
Other Assets and Liabilities—Net (-1.8%)[4]					(318,435)
Net Assets (100%)					17,290,921

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $265,570,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 1.8%, respectively, of net assets.
2 Non-income producing security - new issue that has not paid a dividend as of December 31, 2009.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $301,596,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $6,497,000 have been segregated as initial margin for open futures contracts.

29

Vanguard® Small-Cap Growth Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)

Common Stocks (99.8%)[1]
Consumer Discretionary (17.0%)
*	Chico's FAS Inc.	1,424,004	20,007
	Gentex Corp.	1,106,420	19,750
*	Big Lots Inc.	663,067	19,216
*	Sirius XM Radio Inc.	31,268,031	18,761
*	Aeropostale Inc.	541,984	18,455
*	Hanesbrands Inc.	761,000	18,348
*	J Crew Group Inc.	404,025	18,076
*	Dick's Sporting Goods Inc.	702,389	17,468
*	Bally Technologies Inc.	416,721	17,206
	Phillips-Van Heusen Corp.	414,468	16,861
*	WMS Industries Inc.	405,535	16,221
*	Panera Bread Co. Class A	239,430	16,035
*	Warnaco Group Inc.	364,927	15,396
	John Wiley & Sons Inc. Class A	353,185	14,791
*	Tractor Supply Co.	260,505	13,796
*	TRW Automotive Holdings Corp.	556,515	13,290
*	Tempur-Pedic International Inc.	541,505	12,796
*	Fossil Inc.	374,913	12,582
	Sotheby's	537,357	12,080
*	Brink's Home Security Holdings Inc.	367,645	12,000
*	Liberty Media Corp. - Capital	469,266	11,206
	Polaris Industries Inc.	249,149	10,870
*	Deckers Outdoor Corp.	105,589	10,741
*	Career Education Corp.	444,696	10,366
*	Gymboree Corp.	238,078	10,354
	Aaron's Inc.	372,994	10,343
*	Cheesecake Factory Inc.	459,079	9,912
*	Lululemon Athletica Inc.	310,224	9,338
*	Office Depot Inc.	1,434,403	9,252
*	Corinthian Colleges Inc.	664,776	9,154
	Thor Industries Inc.	289,519	9,091
*	New York Times Co. Class A	712,616	8,808
	Matthews International Corp. Class A	243,709	8,635
*	Capella Education Co.	114,184	8,598
*	Tenneco Inc.	476,866	8,455
*	Scientific Games Corp. Class A	558,700	8,129
*	OfficeMax Inc.	612,907	7,778
*	DreamWorks Animation SKG Inc. Class A	190,574	7,613
*	Morningstar Inc.	155,523	7,518
	Pool Corp.	391,453	7,469
*	Life Time Fitness Inc.	298,316	7,437
*	Blue Nile Inc.	116,780	7,396
*,^	Under Armour Inc. Class A	271,048	7,391
	NutriSystem Inc.	223,664	6,972
*	Coinstar Inc.	245,016	6,807
*	PF Chang's China Bistro Inc.	178,290	6,759
*	Childrens Place Retail Stores Inc.	202,157	6,673
*	AnnTaylor Stores Corp.	471,234	6,428
*	JOS A Bank Clothiers Inc.	146,787	6,193
*	Carter's Inc.	228,063	5,987
*	CEC Entertainment Inc.	185,458	5,920
*	Eastman Kodak Co.	1,400,313	5,909
	Brunswick Corp.	460,892	5,858
	National CineMedia Inc.	338,385	5,607
*	Buffalo Wild Wings Inc.	137,560	5,540
*	CTC Media Inc.	366,709	5,464
*	Steven Madden Ltd.	130,737	5,392
*	Hibbett Sports Inc.	229,977	5,057
*	Sally Beauty Holdings Inc.	658,277	5,036
*	Vail Resorts Inc.	133,204	5,035
*	Penske Auto Group Inc.	330,911	5,023

30

Vanguard® Small-Cap Growth Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Arbitron Inc.	213,003	4,989
	Monro Muffler Brake Inc.	148,940	4,981
*	American Public Education Inc.	138,812	4,770
*	Sonic Corp.	465,857	4,691
*	Texas Roadhouse Inc. Class A	417,032	4,683
*	Fuel Systems Solutions Inc.	112,871	4,655
*	Valassis Communications Inc.	251,122	4,585
*	Steiner Leisure Ltd.	111,294	4,425
*	Exide Technologies	606,676	4,313
*	Papa John's International Inc.	180,357	4,213
	Choice Hotels International Inc.	132,792	4,204
*	American Axle & Manufacturing Holdings Inc.	502,937	4,034
*	CROCS Inc.	689,281	3,963
*	Interval Leisure Group Inc.	316,960	3,953
*	Ticketmaster Entertainment Inc.	322,436	3,940
*	Ulta Salon Cosmetics & Fragrance Inc.	208,949	3,795
*	Dress Barn Inc.	161,706	3,735
*	True Religion Apparel Inc.	193,433	3,577
*	Shuffle Master Inc.	430,744	3,549
*	Peet's Coffee & Tea Inc.	104,253	3,475
	Ryland Group Inc.	175,958	3,466
*	Drew Industries Inc.	164,717	3,401
*	hhgregg Inc.	149,492	3,293
*	Universal Technical Institute Inc.	161,913	3,271
^	Buckle Inc.	111,535	3,266
*	Citi Trends Inc.	118,084	3,261
	PetMed Express Inc.	183,442	3,234
*	Live Nation Inc.	371,109	3,158
*	RCN Corp.	287,770	3,122
*	DineEquity Inc.	120,233	2,920
*	Lumber Liquidators Inc.	108,376	2,904
*	BJ's Restaurants Inc.	150,419	2,831
*	K12 Inc.	139,492	2,828
*	Skechers U.S.A. Inc. Class A	94,657	2,784
	National Presto Industries Inc.	25,067	2,738
*	Shutterfly Inc.	153,421	2,732
*	Knology Inc.	246,046	2,694
*	Maidenform Brands Inc.	159,380	2,660
*	iRobot Corp.	150,762	2,653
*	Wet Seal Inc. Class A	740,653	2,555
*	Universal Electronics Inc.	109,946	2,553
*	Saks Inc.	387,859	2,544
*	California Pizza Kitchen Inc.	184,302	2,479
*	Grand Canyon Education Inc.	128,219	2,437
*	HSN Inc.	118,493	2,392
*,^	Fuqi International Inc.	133,205	2,391
*	Pre-Paid Legal Services Inc.	57,319	2,355
*	Lincoln Educational Services Corp.	108,098	2,342
*	Volcom Inc.	137,072	2,295
*	FGX International Holdings Ltd.	115,587	2,264
*	HOT Topic Inc.	354,151	2,252
*	Orbitz Worldwide Inc.	301,698	2,214
*	ArvinMeritor Inc.	197,615	2,209
*	Zumiez Inc.	169,636	2,158
*	Liz Claiborne Inc.	380,716	2,143
*	Modine Manufacturing Co.	180,785	2,141
*	Coldwater Creek Inc.	477,456	2,129
*	Charming Shoppes Inc.	324,537	2,100
*	Retail Ventures Inc.	235,962	2,098
	Callaway Golf Co.	258,247	1,947
*,^	Lions Gate Entertainment Corp.	329,609	1,915
*	Pier 1 Imports Inc.	363,544	1,850
*	Dolan Media Co.	180,580	1,844
	Ambassadors Group Inc.	135,636	1,803

31

Vanguard® Small-Cap Growth Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	CKX Inc.	335,069	1,766
*	99 Cents Only Stores	134,856	1,763
*	Smith & Wesson Holding Corp.	428,192	1,751
*,^	Overstock.com Inc.	127,896	1,734
*	Denny's Corp.	775,662	1,699
*	AFC Enterprises Inc.	203,299	1,659
*,^	Hovnanian Enterprises Inc. Class A	426,075	1,636
*	Meritage Homes Corp.	84,330	1,630
*	DSW Inc. Class A	59,012	1,527
*	Pinnacle Entertainment Inc.	168,241	1,511
*	Federal Mogul Corp.	83,893	1,451
*	Mediacom Communications Corp. Class A	323,919	1,448
*	Krispy Kreme Doughnuts Inc.	460,110	1,357
*	Wonder Auto Technology Inc.	97,569	1,147
	K-Swiss Inc. Class A	107,771	1,071
*	Isle of Capri Casinos Inc.	142,419	1,065
*	Martha Stewart Living Omnimedia Class A	213,680	1,056
*	Pacific Sunwear Of California	264,822	1,054
*	LIN TV Corp. Class A	224,046	999
*	Gaiam Inc. Class A	127,984	984
*	Morgans Hotel Group Co.	214,450	971
*	Stamps.com Inc.	103,841	935
	Systemax Inc.	59,144	929
*	New York & Co. Inc.	215,596	925
*	Fisher Communications Inc.	55,852	908
*,^	Talbots Inc.	100,017	891
*	American Apparel Inc.	256,976	797
*	M/I Homes Inc.	70,810	736
*,^	Blockbuster Inc. Class A	876,513	587
*	1-800-Flowers.com Inc. Class A	212,239	562
	Sturm Ruger & Co. Inc.	53,083	515
	Spartan Motors Inc.	86,842	489
*,^	Raser Technologies Inc.	389,360	483
*	Monarch Casino & Resort Inc.	50,126	406
*	Leapfrog Enterprises Inc.	97,582	382
*	Outdoor Channel Holdings Inc.	56,314	327
	Marine Products Corp.	57,401	283
*	Zale Corp.	89,286	243
*	Blockbuster Inc. Class B	272,789	161
			871,643
Consumer Staples (3.3%)
*	Green Mountain Coffee Roasters Inc.	279,487	22,770
	Herbalife Ltd.	495,612	20,107
*	NBTY Inc.	447,333	19,477
*	Chattem Inc.	137,493	12,828
*	BJ's Wholesale Club Inc.	289,831	9,480
*	United Natural Foods Inc.	328,180	8,776
	Corn Products International Inc.	299,791	8,763
*	Rite Aid Corp.	4,975,652	7,513
*	Bare Escentuals Inc.	517,293	6,326
*	American Italian Pasta Co.	168,469	5,861
*	Darling International Inc.	660,522	5,535
	Diamond Foods Inc.	132,403	4,706
*	Boston Beer Co. Inc. Class A	76,725	3,575
*	TreeHouse Foods Inc.	89,472	3,477
*	Zhongpin Inc.	213,666	3,335
*	Alliance One International Inc.	680,451	3,321
	Tootsie Roll Industries Inc.	113,157	3,098
*	Smart Balance Inc.	478,038	2,868
*,^	Great Atlantic & Pacific Tea Co.	181,511	2,140
*,^	China Sky One Medical Inc.	87,006	1,979
	Cal-Maine Foods Inc.	51,637	1,760
*	Revlon Inc. Class A	96,924	1,649
*,^	American Dairy Inc.	75,753	1,642

32

Vanguard® Small-Cap Growth Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	USANA Health Sciences Inc.	49,743	1,587
	Calavo Growers Inc.	86,593	1,472
	Coca-Cola Bottling Co. Consolidated	24,188	1,307
	Arden Group Inc.	10,156	971
*,^	American Oriental Bioengineering Inc.	176,201	819
*	National Beverage Corp.	45,857	636
*	China-Biotics Inc.	27,348	423
*	Susser Holdings Corp.	23,819	205
			168,406
Energy (7.9%)
	Core Laboratories NV	175,316	20,708
*	Encore Acquisition Co.	423,884	20,355
*	Atlas Energy Inc.	596,147	17,986
	St. Mary Land & Exploration Co.	502,050	17,190
*	Atwood Oceanics Inc.	464,131	16,639
*	Superior Energy Services Inc.	628,049	15,255
*	Comstock Resources Inc.	374,567	15,196
*	Dril-Quip Inc.	250,904	14,171
*	Arena Resources Inc.	308,111	13,286
*	Brigham Exploration Co.	795,402	10,778
	CARBO Ceramics Inc.	157,410	10,731
*	Patriot Coal Corp.	689,265	10,656
*	Exterran Holdings Inc.	476,884	10,229
*	Bill Barrett Corp.	328,707	10,226
*	Whiting Petroleum Corp.	142,954	10,214
	Frontier Oil Corp.	840,732	10,122
*	Gran Tierra Energy Inc.	1,654,690	9,481
	Holly Corp.	343,133	8,794
*	Key Energy Services Inc.	996,439	8,759
*	Rosetta Resources Inc.	420,214	8,375
*	Tetra Technologies Inc.	605,152	6,705
*,^	ATP Oil & Gas Corp.	361,720	6,612
*	BPZ Resources Inc.	683,157	6,490
*	Complete Production Services Inc.	495,796	6,445
	World Fuel Services Corp.	226,185	6,059
*	Helix Energy Solutions Group Inc.	512,997	6,028
*	Carrizo Oil & Gas Inc.	224,287	5,941
*	Oil States International Inc.	139,452	5,479
*	Unit Corp.	126,794	5,389
*	Willbros Group Inc.	318,357	5,371
*	McMoRan Exploration Co.	622,016	4,989
*	Contango Oil & Gas Co.	101,756	4,784
*,^	Goodrich Petroleum Corp.	195,311	4,756
*	Hercules Offshore Inc.	910,382	4,352
*	SEACOR Holdings Inc.	53,971	4,115
*	Clean Energy Fuels Corp.	263,718	4,064
*	Cal Dive International Inc.	485,418	3,670
*	Pioneer Drilling Co.	434,838	3,435
*	Tesco Corp.	256,815	3,315
*,^	GMX Resources Inc.	238,225	3,273
	Lufkin Industries Inc.	41,803	3,060
*	Superior Well Services Inc.	179,642	2,562
*	Gulfport Energy Corp.	222,859	2,552
*	Venoco Inc.	189,673	2,473
	RPC Inc.	237,178	2,467
*	Rex Energy Corp.	192,394	2,309
*	Northern Oil and Gas Inc.	191,676	2,269
*	Matrix Service Co.	210,474	2,242
*	Clayton Williams Energy Inc.	63,233	2,216
*	Seahawk Drilling Inc.	92,925	2,095
*	OYO Geospace Corp.	38,226	1,639
*,^	Uranium Energy Corp.	429,277	1,623
*	Basic Energy Services Inc.	179,857	1,601
*	Hornbeck Offshore Services Inc.	65,855	1,533

33

Vanguard® Small-Cap Growth Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Dawson Geophysical Co.	62,946	1,455
*	International Coal Group Inc.	367,165	1,417
*	Petroleum Development Corp.	75,004	1,366
*	T-3 Energy Services Inc.	52,056	1,327
*	Warren Resources Inc.	537,993	1,318
	Crosstex Energy Inc.	206,439	1,249
	W&T Offshore Inc.	96,510	1,129
*	Bronco Drilling Co. Inc.	207,834	1,054
*	Cheniere Energy Inc.	431,498	1,044
*	Delta Petroleum Corp.	937,881	975
*	Endeavour International Corp.	891,703	963
*	Approach Resources Inc.	99,321	767
	Vaalco Energy Inc.	162,381	739
	Alon USA Energy Inc.	74,680	511
*,^	Sulphco Inc.	268,775	180
			406,558
Financials (7.0%)
*	MSCI Inc. Class A	804,407	25,580
	Jones Lang LaSalle Inc.	335,563	20,268
	Taubman Centers Inc.	426,764	15,325
*	SVB Financial Group	327,238	13,643
*	AmeriCredit Corp.	695,926	13,250
*	Stifel Financial Corp.	217,322	12,874
	Equity Lifestyle Properties Inc.	231,386	11,678
*	Knight Capital Group Inc. Class A	714,388	11,002
*,^	Federal National Mortgage Assn.	8,932,340	10,540
*	Signature Bank/New York NY	326,071	10,402
	Cash America International Inc.	236,760	8,277
*,^	Federal Home Loan Mortgage Corp.	5,199,744	7,644
*	Investment Technology Group Inc.	349,712	6,889
	Sunstone Hotel Investors Inc.	764,438	6,788
*	Interactive Brokers Group Inc.	331,071	5,867
	First Citizens BancShares Inc. Class A	35,258	5,783
*	Forest City Enterprises Inc. Class A	483,406	5,694
*	Portfolio Recovery Associates Inc.	123,551	5,545
	optionsXpress Holdings Inc.	347,848	5,374
*	Pico Holdings Inc.	163,373	5,347
	Apartment Investment & Management Co.	329,048	5,238
*	Ezcorp Inc. Class A	293,626	5,053
*	Alexander's Inc.	16,403	4,993
	East West Bancorp Inc.	294,488	4,653
*	Dollar Financial Corp.	193,537	4,579
*	Investors Bancorp Inc.	413,848	4,527
*	KBW Inc.	163,514	4,474
*	First Cash Financial Services Inc.	191,672	4,253
	PrivateBancorp Inc. Class A	446,536	4,005
*	Greenlight Capital Re Ltd. Class A	168,810	3,979
*	Riskmetrics Group Inc.	248,859	3,959
	DuPont Fabros Technology Inc.	217,895	3,920
*	Texas Capital Bancshares Inc.	272,408	3,803
*	Credit Acceptance Corp.	86,806	3,654
	Home Bancshares Inc.	149,993	3,610
	MarketAxess Holdings Inc.	242,304	3,368
*	GLG Partners Inc.	1,002,711	3,229
	Nara Bancorp Inc.	277,190	3,143
	Cohen & Steers Inc.	135,607	3,097
*	Forestar Group Inc.	136,860	3,008
*	Tejon Ranch Co.	102,478	2,994
	Duff & Phelps Corp. Class A	159,648	2,915
	Tower Group Inc.	118,858	2,782
*	eHealth Inc.	169,201	2,780
	PS Business Parks Inc.	53,589	2,682
*	Beneficial Mutual Bancorp Inc.	263,268	2,591
	First Financial Bankshares Inc.	46,835	2,540

34

Vanguard® Small-Cap Growth Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Suffolk Bancorp	76,956	2,286
	Evercore Partners Inc. Class A	73,673	2,240
*	Citizens Inc.	339,712	2,218
	Danvers Bancorp Inc.	167,531	2,176
*	Broadpoint Gleacher Securities Inc.	473,497	2,112
	Harleysville National Corp.	327,817	2,111
*	MGIC Investment Corp.	351,833	2,034
*,^	Ambac Financial Group Inc.	2,310,272	1,917
	Cardinal Financial Corp.	219,072	1,915
*	MBIA Inc.	466,830	1,858
	Calamos Asset Management Inc. Class A	157,203	1,813
*	Pinnacle Financial Partners Inc.	125,214	1,781
	Radian Group Inc.	231,455	1,692
	Westwood Holdings Group Inc.	45,667	1,659
*	International Assets Holding Corp.	111,114	1,616
*	Hilltop Holdings Inc.	126,687	1,475
	ViewPoint Financial Group	89,914	1,296
	Saul Centers Inc.	37,700	1,235
	Oritani Financial Corp.	89,269	1,226
*	United Community Banks Inc.	336,267	1,140
	Maiden Holdings Ltd.	148,416	1,086
	GAMCO Investors Inc.	20,861	1,007
*	FBR Capital Markets Corp.	160,779	994
*	Cardtronics Inc.	84,219	932
*	NewStar Financial Inc.	237,203	930
	GFI Group Inc.	197,525	903
*	Gramercy Capital Corp./New York	338,034	875
	First Industrial Realty Trust Inc.	155,258	812
*	TradeStation Group Inc.	94,251	744
*	Meridian Interstate Bancorp Inc.	80,069	696
	NorthStar Realty Finance Corp.	181,357	622
*	Western Alliance Bancorp	161,799	612
*	Strategic Hotels & Resorts Inc.	299,781	558
*	Asset Acceptance Capital Corp.	79,259	537
	Consolidated-Tomoka Land Co.	15,174	530
^	Life Partners Holdings Inc.	20,584	436
*	Crawford & Co. Class B	108,347	427
*	Crawford & Co. Class A	120,012	401
*	First Marblehead Corp.	179,873	383
*	LaBranche & Co. Inc.	134,736	383
	Roma Financial Corp.	30,798	381
*	Avatar Holdings Inc.	21,881	372
	Rockville Financial Inc.	35,019	368
	CompuCredit Holdings Corp.	86,415	288
	Universal Insurance Holdings Inc.	48,279	283
*	Grubb & Ellis Co.	202,836	260
	Teton Advisors Inc. Class B	264	1
			359,220
Health Care (17.5%)
*	Human Genome Sciences Inc.	725,018	22,186
*	Tenet Healthcare Corp.	3,864,242	20,828
*	United Therapeutics Corp.	384,355	20,236
*	Valeant Pharmaceuticals International	619,844	19,705
*	VCA Antech Inc.	682,172	17,000
*	BioMarin Pharmaceutical Inc.	805,549	15,152
*	Bio-Rad Laboratories Inc. Class A	152,164	14,678
*	OSI Pharmaceuticals Inc.	466,150	14,465
*	Onyx Pharmaceuticals Inc.	490,915	14,403
*	Healthsouth Corp.	709,325	13,314
	Medicis Pharmaceutical Corp. Class A	477,288	12,911
*	Thoratec Corp.	454,497	12,235
*	Regeneron Pharmaceuticals Inc.	500,844	12,110
*	Varian Inc.	232,213	11,968
*	Masimo Corp.	393,410	11,968

35

Vanguard® Small-Cap Growth Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	American Medical Systems Holdings Inc.	596,780	11,512
*	Immucor Inc.	566,250	11,461
*	Haemonetics Corp.	206,371	11,381
*	Salix Pharmaceuticals Ltd.	440,580	11,191
*	Auxilium Pharmaceuticals Inc.	367,855	11,028
*	Catalyst Health Solutions Inc.	300,286	10,951
*,^	Amedisys Inc.	223,199	10,839
*	PSS World Medical Inc.	477,927	10,787
*	Allscripts-Misys Healthcare Solutions Inc.	523,828	10,597
*	Dionex Corp.	142,252	10,508
	West Pharmaceutical Services Inc.	264,270	10,359
*	HMS Holdings Corp.	210,403	10,245
*	NuVasive Inc.	302,759	9,682
	Quality Systems Inc.	149,178	9,367
*	Sirona Dental Systems Inc.	287,057	9,111
*	Psychiatric Solutions Inc.	429,313	9,076
*	Cubist Pharmaceuticals Inc.	464,072	8,803
	Chemed Corp.	180,713	8,669
*	Medivation Inc.	228,618	8,607
*	Eclipsys Corp.	453,923	8,407
*	Isis Pharmaceuticals Inc.	750,332	8,329
*	WellCare Health Plans Inc.	221,133	8,129
*	Align Technology Inc.	455,165	8,111
*	athenahealth Inc.	175,427	7,936
*	Acorda Therapeutics Inc.	305,483	7,704
*	Incyte Corp. Ltd.	837,095	7,626
*	Par Pharmaceutical Cos. Inc.	279,315	7,558
*	ev3 Inc.	540,238	7,207
*	Alkermes Inc.	758,220	7,135
	Meridian Bioscience Inc.	325,506	7,015
*	Nektar Therapeutics	744,327	6,937
*	Seattle Genetics Inc.	668,380	6,791
*	Brookdale Senior Living Inc.	371,602	6,759
*	Parexel International Corp.	464,135	6,544
*	Bruker Corp.	527,485	6,361
*	Exelixis Inc.	862,235	6,355
*	Integra LifeSciences Holdings Corp.	171,330	6,302
*	Volcano Corp.	350,082	6,084
*	Emergency Medical Services Corp. Class A	112,032	6,067
*	Wright Medical Group Inc.	310,192	5,878
*	Cepheid Inc.	466,944	5,827
*	AMERIGROUP Corp.	210,846	5,684
*	Vivus Inc.	602,548	5,537
*	Phase Forward Inc.	347,158	5,329
*,^	Cell Therapeutics Inc.	4,497,521	5,127
*	Theravance Inc.	388,913	5,083
*	Martek Biosciences Corp.	267,019	5,057
*	Alnylam Pharmaceuticals Inc.	284,914	5,020
*	Healthways Inc.	270,852	4,967
*	MedAssets Inc.	225,019	4,773
*	Luminex Corp.	316,605	4,727
*,^	MannKind Corp.	535,270	4,689
*	Savient Pharmaceuticals Inc.	344,414	4,687
*	Conceptus Inc.	245,617	4,608
*	Cyberonics Inc.	222,908	4,556
*	Celera Corp.	657,220	4,541
*	Zoll Medical Corp.	169,544	4,530
*	Abaxis Inc.	176,767	4,516
*	LHC Group Inc.	133,408	4,484
*	Merit Medical Systems Inc.	213,453	4,118
*	InterMune Inc.	314,859	4,106
*	XenoPort Inc.	218,831	4,062
*	Halozyme Therapeutics Inc.	684,681	4,019
*	Neogen Corp.	169,490	4,002

36

Vanguard® Small-Cap Growth Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Gentiva Health Services Inc.	144,460	3,902
*	PharMerica Corp.	245,312	3,896
*	ICU Medical Inc.	106,860	3,894
*	Orthofix International NV	124,162	3,845
*,^	Enzon Pharmaceuticals Inc.	364,712	3,840
*	Bio-Reference Labs Inc.	94,148	3,690
*	Affymax Inc.	149,093	3,689
*	IPC The Hospitalist Co. Inc.	110,043	3,659
*	Insulet Corp.	251,226	3,588
*	Medicines Co.	423,718	3,534
*	Pharmasset Inc.	169,752	3,514
*	Hanger Orthopedic Group Inc.	252,916	3,498
*	MWI Veterinary Supply Inc.	92,522	3,488
*	Facet Biotech Corp.	197,345	3,469
*	Natus Medical Inc.	227,831	3,370
*	Affymetrix Inc.	567,298	3,313
	PDL BioPharma Inc.	480,002	3,293
*	SonoSite Inc.	138,923	3,283
*,^	Emeritus Corp.	173,360	3,251
*	Inspire Pharmaceuticals Inc.	561,772	3,101
*	Air Methods Corp.	89,101	2,996
*	Quidel Corp.	217,197	2,993
*	Genoptix Inc.	82,148	2,919
*	Omnicell Inc.	241,599	2,824
*	SurModics Inc.	119,373	2,705
*	Centene Corp.	127,623	2,702
*	Arena Pharmaceuticals Inc.	744,082	2,641
*,^	Geron Corp.	475,479	2,639
*	AMAG Pharmaceuticals Inc.	68,842	2,618
*	Allos Therapeutics Inc.	393,166	2,583
*	DexCom Inc.	313,493	2,533
*	Rigel Pharmaceuticals Inc.	260,152	2,474
*	Micromet Inc.	358,668	2,389
*	Almost Family Inc.	59,210	2,341
*	Symmetry Medical Inc.	287,754	2,319
*	Momenta Pharmaceuticals Inc.	183,417	2,313
*	Cantel Medical Corp.	113,438	2,289
*	Corvel Corp.	67,408	2,261
*	Genomic Health Inc.	114,753	2,245
*	Protalix BioTherapeutics Inc.	338,522	2,241
*	ABIOMED Inc.	255,080	2,229
*	Immunogen Inc.	283,059	2,225
*	Questcor Pharmaceuticals Inc.	463,458	2,201
*	Kensey Nash Corp.	80,406	2,050
*	Accuray Inc.	364,034	2,042
*	Nabi Biopharmaceuticals	407,843	1,998
	Atrion Corp.	12,814	1,995
*	eResearchTechnology Inc.	331,139	1,990
*	Zymogenetics Inc.	305,112	1,950
*	Orthovita Inc.	551,961	1,937
*,^	Sequenom Inc.	466,859	1,933
*	Sangamo Biosciences Inc.	324,793	1,923
*	Dyax Corp.	562,277	1,906
*	Ligand Pharmaceuticals Inc. Class B	847,607	1,839
*	Viropharma Inc.	217,013	1,821
*	IRIS International Inc.	143,812	1,778
*	Cypress Bioscience Inc.	306,474	1,765
*	Somanetics Corp.	96,806	1,699
	Landauer Inc.	26,384	1,620
*	Pain Therapeutics Inc.	287,088	1,539
*	AMN Healthcare Services Inc.	169,805	1,538
*	inVentiv Health Inc.	94,086	1,521
*,^	Clinical Data Inc.	82,533	1,507
*	Emergent Biosolutions Inc.	109,702	1,491
37

Vanguard® Small-Cap Growth Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Durect Corp.	592,850	1,464
*	Enzo Biochem Inc.	270,427	1,455
*	Chindex International Inc.	102,443	1,448
*,^	MAKO Surgical Corp.	128,722	1,429
*,^	SIGA Technologies Inc.	240,717	1,396
*	CryoLife Inc.	216,029	1,387
*	Palomar Medical Technologies Inc.	137,585	1,387
*	Vital Images Inc.	108,305	1,374
*	NPS Pharmaceuticals Inc.	381,220	1,296
*,^	Cadence Pharmaceuticals Inc.	131,364	1,270
*	Greatbatch Inc.	65,218	1,254
*	Stereotaxis Inc.	315,525	1,240
*	ATS Medical Inc.	374,960	1,211
*	Synovis Life Technologies Inc.	92,432	1,193
*	Alliance HealthCare Services Inc.	207,018	1,182
*	Exactech Inc.	66,712	1,155
*	Pozen Inc.	191,406	1,147
*	TomoTherapy Inc.	292,643	1,141
*	Progenics Pharmaceuticals Inc.	252,067	1,119
*	Maxygen Inc.	181,186	1,103
*	Orexigen Therapeutics Inc.	144,621	1,076
*	Lexicon Pharmaceuticals Inc.	622,934	1,059
*	Albany Molecular Research Inc.	115,841	1,052
*	Kendle International Inc.	56,819	1,040
*	MAP Pharmaceuticals Inc.	107,737	1,027
*	Clarient Inc.	374,904	994
*	Myriad Pharmaceuticals Inc.	192,526	968
*	OraSure Technologies Inc.	184,366	937
*,^	XOMA Ltd.	1,317,375	921
*	OncoGenex Pharmaceutical Inc.	40,916	912
*	Akorn Inc.	468,738	839
*,^	Virtual Radiologic Corp.	57,089	728
*	Hansen Medical Inc.	238,885	724
*	Opko Health Inc.	392,668	719
*	CardioNet Inc.	113,895	677
*	Arqule Inc.	169,350	625
*,^	Osiris Therapeutics Inc.	84,758	605
*	Idenix Pharmaceuticals Inc.	264,438	569
*	Caraco Pharmaceutical Laboratories Ltd.	93,956	568
*,^	GTx Inc.	130,814	549
*	Sunrise Senior Living Inc.	128,067	412
*	Sucampo Pharmaceuticals Inc. Class A	62,392	252
*	KV Pharmaceutical Co. Class A	67,673	248
*	KV Pharmaceutical Co. Class B	26,991	107
			900,515
Industrials (16.6%)
	Oshkosh Corp.	702,377	26,009
*	Waste Connections Inc.	643,487	21,454
	IDEX Corp.	648,331	20,195
	Gardner Denver Inc.	417,725	17,774
*	UAL Corp.	1,341,727	17,322
*	Monster Worldwide Inc.	960,810	16,718
	Towers Watson & Co. Class A	342,854	16,292
	Landstar System Inc.	412,224	15,982
*	Thomas & Betts Corp.	424,601	15,196
	Wabtec Corp.	362,918	14,822
	TransDigm Group Inc.	311,560	14,796
*	Kirby Corp.	410,640	14,303
*,^	American Superconductor Corp.	336,525	13,764
	CLARCOR Inc.	409,199	13,274
*	Tetra Tech Inc.	486,586	13,220
*	Continental Airlines Inc. Class B	720,891	12,918
	Woodward Governor Co.	491,118	12,656
	Acuity Brands Inc.	346,174	12,338

38

Vanguard® Small-Cap Growth Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	General Cable Corp.	417,557	12,284
	Toro Co.	288,331	12,055
*	BE Aerospace Inc.	501,813	11,793
	Valmont Industries Inc.	147,783	11,594
*	Clean Harbors Inc.	189,453	11,293
	UTi Worldwide Inc.	764,166	10,943
*	Avis Budget Group Inc.	819,194	10,748
*	MPS Group Inc.	748,234	10,281
*	Hexcel Corp.	776,424	10,078
*	Genesee & Wyoming Inc. Class A	308,287	10,062
	Actuant Corp. Class A	532,454	9,866
	Knight Transportation Inc.	500,922	9,663
*	Geo Group Inc.	412,036	9,015
*	HUB Group Inc. Class A	298,524	8,009
	ESCO Technologies Inc.	211,258	7,574
	Mine Safety Appliances Co.	274,188	7,274
	Heartland Express Inc.	473,501	7,230
*	SYKES Enterprises Inc.	282,160	7,187
	Herman Miller Inc.	448,946	7,174
	Healthcare Services Group Inc.	331,677	7,118
*	EMCOR Group Inc.	264,596	7,118
*	Orbital Sciences Corp.	453,257	6,917
	Rollins Inc.	358,496	6,912
*	Old Dominion Freight Line Inc.	224,655	6,897
	Manitowoc Co. Inc.	681,636	6,796
*	Middleby Corp.	133,847	6,561
*	CoStar Group Inc.	154,868	6,469
*	II-VI Inc.	201,728	6,415
	Corporate Executive Board Co.	274,222	6,258
*	US Airways Group Inc.	1,271,883	6,156
*	Navigant Consulting Inc.	401,647	5,968
	Forward Air Corp.	232,776	5,831
*	Beacon Roofing Supply Inc.	362,508	5,800
	American Science & Engineering Inc.	71,153	5,396
*	AirTran Holdings Inc.	1,015,520	5,301
	Robbins & Myers Inc.	224,239	5,274
*	Teledyne Technologies Inc.	137,438	5,272
*	GrafTech International Ltd.	338,351	5,261
*	Dollar Thrifty Automotive Group Inc.	199,750	5,116
	Graco Inc.	168,534	4,815
	Cubic Corp.	128,853	4,806
*	Resources Connection Inc.	225,153	4,778
*	AAR Corp.	202,937	4,663
	HEICO Corp.	104,727	4,643
*,^	Allegiant Travel Co. Class A	96,300	4,542
	Badger Meter Inc.	113,635	4,525
*	Orion Marine Group Inc.	209,937	4,421
	Administaff Inc.	184,681	4,357
*	EnerNOC Inc.	142,141	4,320
	Heidrick & Struggles International Inc.	136,759	4,272
*	United Rentals Inc.	434,716	4,265
*	DynCorp International Inc. Class A	293,704	4,215
*	GeoEye Inc.	149,445	4,166
*	Astec Industries Inc.	153,873	4,145
	Raven Industries Inc.	130,288	4,139
*	Mobile Mini Inc.	285,003	4,016
	Knoll Inc.	377,712	3,902
*	Cenveo Inc.	445,704	3,900
*,^	Energy Conversion Devices Inc.	367,512	3,885
*	Advisory Board Co.	124,712	3,824
*	ATC Technology Corp./IL	159,536	3,805
	John Bean Technologies Corp.	221,616	3,770
	Lindsay Corp.	93,985	3,745
	Mueller Industries Inc.	149,861	3,722

39

Vanguard® Small-Cap Growth Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	M&F Worldwide Corp.	93,207	3,682
*	ICF International Inc.	135,888	3,642
*	Huron Consulting Group Inc.	155,577	3,584
*	Aerovironment Inc.	121,034	3,520
	Baldor Electric Co.	124,422	3,495
*	Esterline Technologies Corp.	83,435	3,402
*	TrueBlue Inc.	228,573	3,385
*	AZZ Inc.	97,880	3,201
*	Stanley Inc.	115,778	3,173
*	Exponent Inc.	110,716	3,082
*	Harbin Electric Inc.	148,535	3,051
*	Korn/Ferry International	183,416	3,026
	Simpson Manufacturing Co. Inc.	110,360	2,968
*	Force Protection Inc.	561,591	2,926
*	Hawaiian Holdings Inc.	414,755	2,903
*	CBIZ Inc.	375,189	2,889
*	Cornell Cos. Inc.	125,279	2,844
*	RBC Bearings Inc.	113,061	2,751
*	USG Corp.	195,299	2,744
	Great Lakes Dredge & Dock Corp.	422,982	2,741
*	MYR Group Inc.	150,742	2,725
*	Team Inc.	143,953	2,708
*	Michael Baker Corp.	64,244	2,660
*	GenCorp Inc.	375,993	2,632
*	LB Foster Co. Class A	81,677	2,435
*,^	Ener1 Inc.	375,480	2,380
*	Marten Transport Ltd.	131,896	2,367
*	Polypore International Inc.	196,172	2,334
*	Power-One Inc.	530,855	2,309
*	K-Tron International Inc.	20,508	2,230
*	Powell Industries Inc.	69,141	2,180
*	FuelCell Energy Inc.	558,517	2,100
	Dynamic Materials Corp.	103,451	2,074
*	Taser International Inc.	472,623	2,070
	AAON Inc.	103,065	2,009
	HEICO Corp. Class A	54,806	1,971
*,^	Capstone Turbine Corp.	1,511,570	1,950
	Standex International Corp.	94,024	1,889
*,^	Energy Recovery Inc.	260,904	1,795
*,^	Genco Shipping & Trading Ltd.	79,993	1,790
*	Standard Parking Corp.	110,711	1,758
	Viad Corp.	82,420	1,700
	Kaman Corp.	71,891	1,660
*	Blount International Inc.	162,419	1,640
*	Kforce Inc.	130,491	1,631
*	Saia Inc.	108,161	1,603
	Houston Wire & Cable Co.	134,172	1,597
*,^	GT Solar International Inc.	287,050	1,596
*	CRA International Inc.	57,022	1,520
*	Sterling Construction Co. Inc.	77,549	1,487
*	RSC Holdings Inc.	207,046	1,458
*	Vicor Corp.	155,640	1,447
*	Metalico Inc.	279,706	1,376
*	APAC Customer Services Inc.	228,281	1,361
*	Innerworkings Inc.	219,086	1,293
*	Patriot Transportation Holding Inc.	13,468	1,272
*,^	Evergreen Solar Inc.	792,529	1,197
*	Hill International Inc.	186,407	1,163
*	ACCO Brands Corp.	153,524	1,118
*	Fuel Tech Inc.	135,457	1,107
*	Furmanite Corp.	279,740	1,066
	Applied Signal Technology Inc.	49,822	961
*	Amerco Inc.	19,288	959
	Sun Hydraulics Corp.	35,529	933

40

Vanguard® Small-Cap Growth Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*,^	China Fire & Security Group Inc.	66,100	894
*	3D Systems Corp.	77,329	874
*	Fushi Copperweld Inc.	79,552	805
	Bowne & Co. Inc.	106,867	714
*	American Commercial Lines Inc.	38,434	704
*	Argan Inc.	48,308	695
*	Northwest Pipe Co.	25,789	693
*	Pike Electric Corp.	73,376	681
*	Titan Machinery Inc.	53,515	618
*,^	Valence Technology Inc.	506,465	461
	Pacer International Inc.	139,218	440
	Sauer-Danfoss Inc.	33,773	406
*,^	YRC Worldwide Inc.	474,635	399
	Universal Truckload Services Inc.	17,843	323
	Standard Register Co.	50,012	255
*	Plug Power Inc.	334,586	238
*	Odyssey Marine Exploration Inc.	156,326	220
	Lawson Products Inc.	11,893	210
			851,783
Information Technology (25.9%)
*	Rovi Corp.	816,809	26,032
*	Itron Inc.	321,272	21,708
*	Varian Semiconductor Equipment Associates Inc.	588,973	21,132
*	MICROS Systems Inc.	645,849	20,041
*	CommScope Inc.	751,862	19,947
	Solera Holdings Inc.	530,651	19,109
*	VistaPrint NV	326,676	18,509
*	Informatica Corp.	709,782	18,355
*	Atheros Communications Inc.	535,022	18,319
*	QLogic Corp.	948,686	17,902
*	Polycom Inc.	675,265	16,861
*	Silicon Laboratories Inc.	342,306	16,547
*	Atmel Corp.	3,442,458	15,870
*	Parametric Technology Corp.	933,267	15,250
*,^	WebMD Health Corp.	392,489	15,107
	Jack Henry & Associates Inc.	642,474	14,854
*	Concur Technologies Inc.	332,190	14,201
*	Sohu.com Inc.	246,344	14,111
*	JDS Uniphase Corp.	1,706,876	14,082
	National Instruments Corp.	467,676	13,773
*	TIBCO Software Inc.	1,402,779	13,509
*	Zebra Technologies Corp.	474,659	13,461
*	Cypress Semiconductor Corp.	1,244,295	13,140
*	Unisys Corp.	339,592	13,095
*	Rambus Inc.	520,379	12,697
*,^	Palm Inc.	1,238,801	12,438
*	Microsemi Corp.	653,545	11,600
*	Anixter International Inc.	241,086	11,355
*	Gartner Inc.	615,775	11,109
*	Blackboard Inc.	244,219	11,085
*	MercadoLibre Inc.	212,567	11,026
*	Cybersource Corp.	529,787	10,654
*	Riverbed Technology Inc.	446,706	10,261
	ADTRAN Inc.	453,927	10,236
	Plantronics Inc.	392,745	10,203
*	VeriFone Holdings Inc.	610,702	10,003
*	Teradyne Inc.	911,530	9,781
*	Wright Express Corp.	291,210	9,278
*	Tessera Technologies Inc.	398,215	9,266
*	InterDigital Inc./PA	346,469	9,195
*	Quest Software Inc.	496,060	9,127
*	Blue Coat Systems Inc.	319,256	9,112
*	Plexus Corp.	317,146	9,039
*	Genpact Ltd.	606,223	9,033

41

Vanguard® Small-Cap Growth Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	TiVo Inc.	870,422	8,861
*	Cymer Inc.	227,030	8,713
*	FormFactor Inc.	397,451	8,648
*	Mantech International Corp. Class A	176,698	8,531
*	Digital River Inc.	309,596	8,356
*,^	Synaptics Inc.	272,621	8,356
	Blackbaud Inc.	352,176	8,322
*	Rackspace Hosting Inc.	389,158	8,114
*	GSI Commerce Inc.	317,569	8,063
*	Euronet Worldwide Inc.	366,188	8,038
*	Ciena Corp.	732,146	7,936
*	Comtech Telecommunications Corp.	226,166	7,927
*	PMC - Sierra Inc.	903,061	7,820
	Power Integrations Inc.	213,838	7,775
	Syntel Inc.	200,269	7,616
*	CommVault Systems Inc.	318,810	7,553
*	Vishay Intertechnology Inc.	899,523	7,511
*	j2 Global Communications Inc.	361,627	7,359
*	AsiaInfo Holdings Inc.	238,511	7,267
*	Viasat Inc.	228,572	7,264
*	TriQuint Semiconductor Inc.	1,209,633	7,258
*	Cavium Networks Inc.	299,909	7,147
*	ValueClick Inc.	700,058	7,085
*	FEI Co.	301,795	7,050
*	Sapient Corp.	848,957	7,021
*	Netlogic Microsystems Inc.	151,287	6,998
*	MicroStrategy Inc. Class A	73,406	6,902
*	Amkor Technology Inc.	955,761	6,843
*	SRA International Inc. Class A	349,089	6,668
*	MKS Instruments Inc.	377,390	6,570
*	Taleo Corp. Class A	277,343	6,523
*	Veeco Instruments Inc.	197,258	6,517
*	Hittite Microwave Corp.	157,048	6,400
*	Cabot Microelectronics Corp.	188,191	6,203
*	Infinera Corp.	691,829	6,136
*	Verigy Ltd.	471,714	6,071
*	Net 1 UEPS Technologies Inc.	309,207	6,005
*	TeleTech Holdings Inc.	298,972	5,988
*	SuccessFactors Inc.	360,684	5,980
*	Coherent Inc.	196,470	5,841
*	DealerTrack Holdings Inc.	307,595	5,780
*	Arris Group Inc.	502,434	5,743
*	Scansource Inc.	213,434	5,699
*	Monolithic Power Systems Inc.	234,663	5,625
*	Diodes Inc.	273,047	5,584
*	Ultimate Software Group Inc.	187,887	5,518
*	Rofin-Sinar Technologies Inc.	232,318	5,485
*	Semtech Corp.	318,953	5,425
*,^	Advent Software Inc.	132,949	5,415
*	CSG Systems International Inc.	282,077	5,385
*	Tyler Technologies Inc.	269,914	5,374
	Cognex Corp.	302,738	5,364
*	Aruba Networks Inc.	487,732	5,199
*	Intermec Inc.	399,089	5,132
*	Quantum Corp.	1,702,071	4,987
*	Harmonic Inc.	771,968	4,887
*,^	STEC Inc.	298,297	4,874
*	Compuware Corp.	667,882	4,829
*	DTS Inc./CA	140,490	4,806
*	Progress Software Corp.	161,111	4,706
*	Art Technology Group Inc.	1,022,843	4,613
*	DG FastChannel Inc.	162,397	4,536
	Pegasystems Inc.	131,462	4,470
*	Ariba Inc.	354,941	4,444

42

Vanguard® Small-Cap Growth Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Brooks Automation Inc.	517,315	4,439
*	International Rectifier Corp.	200,216	4,429
*	Manhattan Associates Inc.	180,822	4,345
*	SAVVIS Inc.	305,333	4,290
*	Advanced Energy Industries Inc.	269,970	4,071
*	Websense Inc.	230,755	4,029
*	TTM Technologies Inc.	346,500	3,995
*	Applied Micro Circuits Corp.	532,251	3,976
*	Compellent Technologies Inc.	174,631	3,961
*	Netgear Inc.	179,955	3,903
*	Omnivision Technologies Inc.	264,631	3,845
*	Cogent Inc.	360,115	3,742
*	Finisar Corp.	413,609	3,689
*	Standard Microsystems Corp.	176,988	3,678
*	Switch & Data Facilities Co. Inc.	180,574	3,649
*	Entegris Inc.	668,254	3,528
*	Fairchild Semiconductor International Inc. Class A	348,441	3,481
*	Volterra Semiconductor Corp.	181,777	3,476
*	EPIQ Systems Inc.	246,873	3,454
*	OSI Systems Inc.	126,477	3,450
*	Sourcefire Inc.	128,316	3,432
*	ArcSight Inc.	133,163	3,406
*	Cirrus Logic Inc.	498,117	3,397
*	TNS Inc.	131,978	3,390
*	Maxwell Technologies Inc.	187,818	3,351
*	Netscout Systems Inc.	226,957	3,323
*	Forrester Research Inc.	127,452	3,307
*	SonicWALL Inc.	432,618	3,292
*	Universal Display Corp.	263,583	3,258
*	TeleCommunication Systems Inc. Class A	331,329	3,207
*	RightNow Technologies Inc.	178,400	3,099
*	IPG Photonics Corp.	182,856	3,061
*	ATMI Inc.	163,846	3,051
*	ACI Worldwide Inc.	177,667	3,047
*	Netezza Corp.	312,985	3,036
*	Integrated Device Technology Inc.	465,525	3,012
	NIC Inc.	329,214	3,009
*,^	Ebix Inc.	58,127	2,838
*	RealNetworks Inc.	757,923	2,812
*	S1 Corp.	425,198	2,772
*	comScore Inc.	157,382	2,762
*	Constant Contact Inc.	170,624	2,730
*	Oplink Communications Inc.	164,473	2,696
*	Stratasys Inc.	154,406	2,668
*	Vocus Inc.	147,378	2,653
*	3PAR Inc.	222,756	2,640
*	FARO Technologies Inc.	122,823	2,633
*	Supertex Inc.	88,081	2,625
*	Tekelec	169,913	2,596
*	L-1 Identity Solutions Inc.	345,480	2,588
*	Acme Packet Inc.	233,413	2,568
	Daktronics Inc.	278,453	2,565
*	Synchronoss Technologies Inc.	161,934	2,560
*	Sanmina-SCI Corp.	228,944	2,525
*	Terremark Worldwide Inc.	363,685	2,488
*	Ultratech Inc.	166,540	2,475
*	Global Cash Access Holdings Inc.	319,704	2,395
	Heartland Payment Systems Inc.	180,624	2,372
*	Pericom Semiconductor Corp.	204,315	2,356
*	Super Micro Computer Inc.	209,080	2,325
*	Knot Inc.	230,438	2,320
*	Sonus Networks Inc.	1,099,432	2,320
*	Sigma Designs Inc.	213,774	2,287
*	Multi-Fineline Electronix Inc.	80,624	2,287

43

Vanguard® Small-Cap Growth Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Kopin Corp.	531,975	2,224
*	LoopNet Inc.	221,636	2,203
*	Radiant Systems Inc.	211,734	2,202
*	Anadigics Inc.	508,021	2,144
*	Smith Micro Software Inc.	234,339	2,142
*	Kenexa Corp.	163,011	2,127
*	ExlService Holdings Inc.	115,846	2,104
*	ShoreTel Inc.	355,169	2,053
*	Hughes Communications Inc.	78,154	2,034
*	Intevac Inc.	175,773	2,016
*,^	NetSuite Inc.	124,567	1,991
*	Novatel Wireless Inc.	246,287	1,963
*	Internet Capital Group Inc.	295,156	1,963
	iGate Corp.	196,147	1,961
*	Move Inc.	1,178,964	1,957
*,^	Rubicon Technology Inc.	96,286	1,956
*	Comverge Inc.	168,863	1,898
*	Interactive Intelligence Inc.	102,876	1,897
*	Echelon Corp.	158,848	1,836
*	DemandTec Inc.	204,052	1,789
*	i2 Technologies Inc.	93,520	1,788
	MTS Systems Corp.	60,109	1,727
*	Digi International Inc.	188,284	1,717
*	Anaren Inc.	110,470	1,663
*	Zoran Corp.	144,795	1,600
	Cass Information Systems Inc.	51,756	1,573
*	China Security & Surveillance Technology Inc.	204,483	1,562
*	Seachange International Inc.	235,014	1,544
*	Symyx Technologies Inc.	275,710	1,516
*	Airvana Inc.	199,339	1,515
*	VASCO Data Security International Inc.	240,043	1,505
*	PROS Holdings Inc.	144,085	1,491
*	NCI Inc. Class A	52,976	1,465
*	Internet Brands Inc. Class A	184,361	1,444
*	China Information Security Technology Inc.	234,221	1,443
*	IXYS Corp.	185,005	1,373
*	Powerwave Technologies Inc.	1,057,893	1,333
*	Ixia	179,133	1,333
*	Rogers Corp.	43,959	1,332
*	Liquidity Services Inc.	132,284	1,332
*	Double-Take Software Inc.	132,566	1,324
*	DivX Inc.	222,659	1,256
*	Isilon Systems Inc.	180,574	1,239
*	Limelight Networks Inc.	305,422	1,200
*	Internap Network Services Corp.	251,741	1,183
*	Bottomline Technologies Inc.	66,965	1,177
*	FalconStor Software Inc.	286,864	1,165
*	BigBand Networks Inc.	319,201	1,098
*	Perficient Inc.	125,900	1,061
*	Conexant Systems Inc.	457,435	1,061
*	Kulicke & Soffa Industries Inc.	191,622	1,033
*	Rudolph Technologies Inc.	153,549	1,032
	Micrel Inc.	122,548	1,005
*	Deltek Inc.	128,928	1,003
*	Dice Holdings Inc.	150,649	987
*	ICx Technologies Inc.	97,126	925
*	EMS Technologies Inc.	61,349	890
*	Actel Corp.	73,516	873
*	Lattice Semiconductor Corp.	322,232	870
	Opnet Technologies Inc.	70,504	859
*	Silicon Graphics International Corp.	121,338	851
*	Infospace Inc.	98,635	845
*,^	Magma Design Automation Inc.	365,672	845
*	Advanced Analogic Technologies Inc.	211,693	834

44

Vanguard® Small-Cap Growth Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Electro Scientific Industries Inc.	76,871	832
*	Silicon Storage Technology Inc.	324,693	831
*	Monotype Imaging Holdings Inc.	90,505	817
*	infoGROUP Inc.	96,209	772
*	Imation Corp.	85,003	741
*	Exar Corp.	103,342	735
*	Mattson Technology Inc.	198,889	712
*	Trident Microsystems Inc.	325,586	606
	Bel Fuse Inc. Class B	25,806	555
	Technitrol Inc.	114,849	503
	Renaissance Learning Inc.	34,806	395
*	Opnext Inc.	176,797	336
	Bel Fuse Inc. Class A	2,740	53
			1,330,713
Materials (2.8%)
*	WR Grace & Co.	579,879	14,700
*	Solutia Inc.	956,108	12,143
	NewMarket Corp.	97,741	11,218
*	Intrepid Potash Inc.	361,631	10,549
	Royal Gold Inc.	202,240	9,525
	Schnitzer Steel Industries Inc.	176,522	8,420
*	Allied Nevada Gold Corp.	495,244	7,468
	Silgan Holdings Inc.	107,452	6,219
*	RTI International Metals Inc.	233,970	5,889
*	Hecla Mining Co.	950,124	5,872
*	Calgon Carbon Corp.	417,798	5,807
	Balchem Corp.	149,080	4,996
	Cabot Corp.	183,828	4,822
*	Horsehead Holding Corp.	339,561	4,329
	Stepan Co.	62,275	4,036
	Haynes International Inc.	97,258	3,207
*	Brush Engineered Materials Inc.	162,300	3,009
	Zep Inc.	173,244	3,001
*	Headwaters Inc.	406,948	2,653
	Deltic Timber Corp.	55,079	2,544
*	Stillwater Mining Co.	246,809	2,340
*,^	Zoltek Cos. Inc.	234,880	2,231
*	LSB Industries Inc.	128,982	1,819
*	Bway Holding Co.	88,332	1,698
*	Landec Corp.	200,739	1,253
*	Graphic Packaging Holding Co.	344,822	1,196
*	General Moly Inc.	494,421	1,028
*	United States Lime & Minerals Inc.	22,915	791
	Hawkins Inc.	24,386	532
			143,295
Telecommunication Services (1.3%)
*	tw telecom inc Class A	1,198,685	20,545
*	NeuStar Inc. Class A	597,183	13,759
*	PAETEC Holding Corp.	1,048,026	4,349
*	Neutral Tandem Inc.	188,259	4,283
	Shenandoah Telecommunications Co.	180,440	3,672
*	Global Crossing Ltd.	241,611	3,443
*	Cogent Communications Group Inc.	339,741	3,350
*	Cbeyond Inc.	185,709	2,925
	Alaska Communications Systems Group Inc.	356,028	2,841
*	Premiere Global Services Inc.	301,320	2,486
	USA Mobility Inc.	181,712	2,001
*	General Communication Inc. Class A	259,881	1,658
*	ICO Global Communications Holdings Ltd.	991,646	1,071
*,^	Vonage Holdings Corp.	564,083	790
*	TerreStar Corp.	360,847	339
*	FiberTower Corp.	55,146	231
			67,743

45

Vanguard® Small-Cap Growth Index Fund
Schedule of Investments
December 31, 2009

				Market
				Value
			Shares	($000)
Utilities (0.5%)
ITC Holdings Corp.			401,298	20,904
Ormat Technologies Inc.			164,158	6,212
Consolidated Water Co. Ltd.			110,607	1,580
				28,696
Total Common Stocks (Cost $4,667,482)				5,128,572

	Coupon
Temporary Cash Investments (2.6%)[1]
Money Market Fund (2.6%)
2,3 Vanguard Market Liquidity Fund	0.187%		134,424,678	134,425

			Face
		Maturity	Amount
		Date	($000 )
U.S. Government and Agency Obligations (0.0%)
4,5 Freddie Mac Discount Notes	0.230%	6/21/10	1,000	999
Total Temporary Cash Investments (Cost $135,424)				135,424
Total Investments (102.4%) (Cost $4,802,906)				5,263,996
Other Assets and Liabilities—Net (-2.4%)[3]				(124,271)
Net Assets (100%)				5,139,725

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $106,087,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 2.5%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $122,632,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $999,000 have been segregated as initial margin for open futures contracts.

46

Vanguard® Small-Cap Value Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)

Common Stocks (99.8%)[1]
Consumer Discretionary (12.2%)
	Tupperware Brands Corp.	504,423	23,491
	Jarden Corp.	709,158	21,920
	RadioShack Corp.	1,002,745	19,554
	Service Corp. International/US	2,016,200	16,513
	Williams-Sonoma Inc.	721,360	14,990
*	DreamWorks Animation SKG Inc. Class A	352,851	14,096
*	Collective Brands Inc.	513,421	11,691
*	Dana Holding Corp.	1,075,000	11,653
	Jones Apparel Group Inc.	685,688	11,012
	Wolverine World Wide Inc.	394,783	10,746
	Regal Entertainment Group Class A	680,616	9,828
*	Rent-A-Center Inc.	528,967	9,373
	MDC Holdings Inc.	300,957	9,342
	Hillenbrand Inc.	495,241	9,330
*	Jack in the Box Inc.	458,404	9,017
	Cooper Tire & Rubber Co.	448,691	8,996
	Meredith Corp.	286,747	8,846
	KB Home	635,340	8,691
	Men's Wearhouse Inc.	396,508	8,350
	Dillard's Inc. Class A	447,410	8,255
*	Jo-Ann Stores Inc.	211,879	7,678
	Interactive Data Corp.	301,650	7,632
	Scholastic Corp.	250,204	7,464
*	Gaylord Entertainment Co.	368,316	7,274
*	Iconix Brand Group Inc.	571,867	7,234
	Bob Evans Farms Inc./DE	248,235	7,186
	Regis Corp.	457,405	7,122
*	Dress Barn Inc.	299,417	6,917
	Cracker Barrel Old Country Store Inc.	181,066	6,879
	International Speedway Corp. Class A	224,332	6,382
	American Greetings Corp. Class A	287,700	6,269
*	Orient-Express Hotels Ltd. Class A	615,482	6,241
^	Barnes & Noble Inc.	319,858	6,100
*	Timberland Co. Class A	339,941	6,095
*	Liberty Media Corp. - Capital	252,164	6,022
*	Carter's Inc.	227,428	5,970
*	Helen of Troy Ltd.	228,771	5,596
*	Career Education Corp.	238,741	5,565
	Unifirst Corp./MA	115,372	5,551
*	Group 1 Automotive Inc.	193,547	5,487
	Finish Line Inc. Class A	411,883	5,169
*	Skechers U.S.A. Inc. Class A	175,214	5,153
*	Office Depot Inc.	770,251	4,968
*	Genesco Inc.	178,360	4,898
*	New York Times Co. Class A	382,619	4,729
*	Saks Inc.	718,283	4,712
*,^	Cabela's Inc.	322,299	4,596
	Cato Corp. Class A	222,631	4,466
*	HSN Inc.	220,001	4,442
	Columbia Sportswear Co.	108,679	4,243
	Choice Hotels International Inc.	132,280	4,188
*	ArvinMeritor Inc.	365,770	4,089
*	La-Z-Boy Inc.	412,330	3,930
	Belo Corp. Class A	720,225	3,918
*	Charming Shoppes Inc.	600,897	3,888
	Cinemark Holdings Inc.	262,676	3,775
*	Boyd Gaming Corp.	450,065	3,767
	Stage Stores Inc.	304,539	3,764
	Harte-Hanks Inc.	332,275	3,582
*	Lions Gate Entertainment Corp.	610,098	3,545
	PEP Boys-Manny Moe & Jack	418,938	3,544

47

Vanguard® Small-Cap Value Index Fund
Schedule of Investments
December 31, 2009

		Market
		Value
	Shares	($000)
* Ruby Tuesday Inc.	490,006	3,528
Ryland Group Inc.	175,400	3,455
Brown Shoe Co. Inc.	343,550	3,391
Stewart Enterprises Inc. Class A	645,017	3,322
^ Buckle Inc.	111,639	3,269
* 99 Cents Only Stores	249,524	3,261
Sonic Automotive Inc. Class A	310,311	3,224
* Steak N Shake Co.	9,908	3,211
* Eastman Kodak Co.	755,800	3,189
Ameristar Casinos Inc.	208,155	3,170
CKE Restaurants Inc.	373,529	3,160
Brunswick Corp.	247,404	3,145
Fred's Inc. Class A	304,551	3,106
* Standard Pacific Corp.	811,498	3,035
* Meritage Homes Corp.	156,573	3,027
* Asbury Automotive Group Inc.	258,996	2,986
* Domino's Pizza Inc.	346,314	2,902
Churchill Downs Inc.	76,788	2,868
* Winnebago Industries	233,084	2,844
Big 5 Sporting Goods Corp.	163,712	2,813
* Pinnacle Entertainment Inc.	312,647	2,808
Ethan Allen Interiors Inc.	208,456	2,797
World Wrestling Entertainment Inc. Class A	181,506	2,782
Superior Industries International Inc.	181,501	2,777
* Ascent Media Corp. Class A	107,489	2,744
* Jakks Pacific Inc.	223,691	2,711
* Vail Resorts Inc.	71,721	2,711
* Federal Mogul Corp.	155,316	2,687
* Core-Mark Holding Co. Inc.	75,343	2,483
* Valassis Communications Inc.	135,263	2,470
* RC2 Corp.	167,189	2,466
Oxford Industries Inc.	109,249	2,259
* Bridgepoint Education Inc.	149,452	2,245
* Red Robin Gourmet Burgers Inc.	125,190	2,241
* Stein Mart Inc.	206,044	2,196
Christopher & Banks Corp.	287,864	2,194
Marcus Corp.	168,093	2,155
* Liz Claiborne Inc.	382,314	2,152
* Modine Manufacturing Co.	180,167	2,133
* America's Car-Mart Inc.	80,112	2,109
* Warner Music Group Corp.	371,781	2,104
Speedway Motorsports Inc.	119,357	2,103
* Quiksilver Inc.	1,030,427	2,081
Callaway Golf Co.	259,219	1,955
Haverty Furniture Cos. Inc.	140,707	1,932
* Landry's Restaurants Inc.	90,413	1,925
* Pier 1 Imports Inc.	363,465	1,850
* Furniture Brands International Inc.	313,072	1,709
* Live Nation Inc.	200,212	1,704
Blyth Inc.	50,008	1,686
* EW Scripps Co. Class A	237,032	1,650
* Dorman Products Inc.	99,120	1,552
Sinclair Broadcast Group Inc. Class A	381,399	1,537
* DSW Inc. Class A	59,013	1,527
National Presto Industries Inc.	13,524	1,477
* Beazer Homes USA Inc.	299,515	1,450
* Unifi Inc.	372,648	1,446
Weyco Group Inc.	58,961	1,394
Movado Group Inc.	143,105	1,391
Bebe Stores Inc.	207,892	1,303
Journal Communications Inc. Class A	327,692	1,275
CSS Industries Inc.	61,561	1,197
* Sealy Corp.	369,245	1,167
K-Swiss Inc. Class A	107,670	1,070

48

Vanguard® Small-Cap Value Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Pacific Sunwear Of California	264,711	1,054
	Jackson Hewitt Tax Service Inc.	230,916	1,016
	Sturm Ruger & Co. Inc.	99,928	969
	Spartan Motors Inc.	163,454	920
*	Talbots Inc.	99,958	891
*	Kenneth Cole Productions Inc. Class A	77,376	747
*	M/I Homes Inc.	70,420	732
*	Leapfrog Enterprises Inc.	182,549	714
*,^	Brookfield Homes Corp.	85,375	683
*	Build-A-Bear Workshop Inc.	132,431	648
*	Borders Group Inc.	482,504	569
*,^	Conn's Inc.	82,549	482
*	Zale Corp.	167,124	455
	Dover Downs Gaming & Entertainment Inc.	117,708	445
*	Outdoor Channel Holdings Inc.	56,370	327
*	Monarch Casino & Resort Inc.	27,791	225
*	Blockbuster Inc. Class B	270,747	160
	Marine Products Corp.	31,112	153
			627,425
Consumer Staples (3.9%)
	Del Monte Foods Co.	1,584,416	17,967
*	Central European Distribution Corp.	521,012	14,802
	Casey's General Stores Inc.	407,502	13,007
	Nu Skin Enterprises Inc. Class A	403,934	10,854
	Universal Corp./VA	198,773	9,066
	Corn Products International Inc.	298,940	8,738
	Ruddick Corp.	330,390	8,501
*	Fresh Del Monte Produce Inc.	356,311	7,874
	Lancaster Colony Corp.	157,528	7,829
*	TreeHouse Foods Inc.	165,694	6,439
*	Chiquita Brands International Inc.	356,834	6,437
	Sanderson Farms Inc.	138,351	5,833
	Lance Inc.	204,900	5,389
*	Hain Celestial Group Inc.	309,585	5,266
	Vector Group Ltd.	363,645	5,091
*	BJ's Wholesale Club Inc.	155,527	5,087
	J&J Snack Foods Corp.	118,185	4,723
*	Winn-Dixie Stores Inc.	438,871	4,406
*	Heckmann Corp.	825,991	4,122
	WD-40 Co.	125,466	4,060
	Nash Finch Co.	102,817	3,814
	Andersons Inc.	145,995	3,770
*	Central Garden and Pet Co. Class A	366,186	3,640
	Weis Markets Inc.	97,285	3,537
	B&G Foods Inc. Class A	367,341	3,372
*	Elizabeth Arden Inc.	196,492	2,837
	Spartan Stores Inc.	180,526	2,580
*	Pantry Inc.	180,075	2,447
	Pricesmart Inc.	118,666	2,426
*	Prestige Brands Holdings Inc.	300,347	2,361
	Cal-Maine Foods Inc.	51,485	1,755
	Tootsie Roll Industries Inc.	60,860	1,666
*	Central Garden and Pet Co.	149,707	1,602
*,^	American Oriental Bioengineering Inc.	327,000	1,521
	Inter Parfums Inc.	120,664	1,468
	Ingles Markets Inc. Class A	93,334	1,412
*,^	AgFeed Industries Inc.	236,671	1,183
*	Great Atlantic & Pacific Tea Co.	97,865	1,154
	Farmer Bros Co.	57,969	1,144
	Village Super Market Inc. Class A	41,784	1,142
	Alico Inc.	29,492	839
	Coca-Cola Bottling Co. Consolidated	13,329	720
*	National Beverage Corp.	46,875	650
*	China-Biotics Inc.	27,433	424

49

Vanguard® Small-Cap Value Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Susser Holdings Corp.	44,589	383
			203,338
Energy (4.2%)
	Southern Union Co.	896,620	20,353
*	Whiting Petroleum Corp.	264,714	18,914
*	Oil States International Inc.	258,517	10,157
*	Unit Corp.	234,959	9,986
*	Mariner Energy Inc.	817,865	9,495
	Overseas Shipholding Group Inc.	204,375	8,982
*	Bristow Group Inc.	223,434	8,591
	Berry Petroleum Co. Class A	291,549	8,499
	Penn Virginia Corp.	363,577	7,741
*	SEACOR Holdings Inc.	100,137	7,636
*	Swift Energy Co.	293,034	7,021
	World Fuel Services Corp.	225,442	6,040
*	Enbridge Energy Management LLC	111,981	5,948
*	Stone Energy Corp.	327,415	5,910
*	Global Industries Ltd.	820,941	5,853
	Lufkin Industries Inc.	77,299	5,658
*	ION Geophysical Corp.	900,624	5,332
*	Gulfmark Offshore Inc.	165,535	4,686
	Energy XXI Bermuda Ltd.	2,004,120	4,630
*	Parker Drilling Co.	929,461	4,601
*	James River Coal Co.	220,692	4,089
*	USEC Inc.	903,698	3,479
*	Helix Energy Solutions Group Inc.	275,422	3,236
*	Newpark Resources Inc.	711,855	3,011
*	Hornbeck Offshore Services Inc.	122,250	2,846
*	Petroquest Energy Inc.	449,268	2,754
	General Maritime Corp.	393,944	2,754
*	International Coal Group Inc.	683,193	2,637
*	Oilsands Quest Inc.	2,206,332	2,537
	Gulf Island Fabrication Inc.	103,149	2,169
	W&T Offshore Inc.	179,426	2,099
*	PHI Inc.	99,938	2,069
*	Western Refining Inc.	426,279	2,008
*	Cal Dive International Inc.	261,866	1,980
*	CVR Energy Inc.	277,130	1,901
*	Allis-Chalmers Energy Inc.	487,385	1,837
*	Gastar Exploration Ltd.	339,277	1,625
*	Harvest Natural Resources Inc.	266,471	1,410
	Vaalco Energy Inc.	303,446	1,381
*	Petroleum Development Corp.	75,007	1,366
*	T-3 Energy Services Inc.	52,146	1,330
	Delek US Holdings Inc.	107,810	734
	Crosstex Energy Inc.	111,219	673
*,^	Delta Petroleum Corp.	506,047	526
*,^	Sulphco Inc.	276,953	186
			216,670
Financials (32.8%)
	Alexandria Real Estate Equities Inc.	347,873	22,365
	Senior Housing Properties Trust	1,018,452	22,274
	Assured Guaranty Ltd.	1,012,316	22,028
	Camden Property Trust	513,699	21,765
	Mack-Cali Realty Corp.	628,053	21,712
	Waddell & Reed Financial Inc.	687,961	21,010
	First Niagara Financial Group Inc.	1,467,745	20,416
	Chimera Investment Corp.	5,109,881	19,826
	Highwoods Properties Inc.	569,220	18,983
	Essex Property Trust Inc.	225,885	18,895
	Arthur J Gallagher & Co.	811,745	18,272
	Hanover Insurance Group Inc.	407,435	18,102
	Bank of Hawaii Corp.	383,840	18,064
	Corporate Office Properties Trust SBI MD	465,346	17,046

50

Vanguard® Small-Cap Value Index Fund
Schedule of Investments
December 31, 2009

		Market
		Value
	Shares	($000)
Aspen Insurance Holdings Ltd.	667,134	16,979
Washington Federal Inc.	873,939	16,902
MFA Financial Inc.	2,189,043	16,089
StanCorp Financial Group Inc.	393,778	15,759
* E*Trade Financial Corp.	8,947,189	15,658
Allied World Assurance Co. Holdings Ltd.	337,478	15,548
Valley National Bancorp	1,088,324	15,378
Platinum Underwriters Holdings Ltd.	398,747	15,268
Endurance Specialty Holdings Ltd.	389,662	14,507
BancorpSouth Inc.	601,373	14,108
BRE Properties Inc.	423,720	14,017
National Retail Properties Inc.	647,089	13,731
Prosperity Bancshares Inc.	332,571	13,459
Apollo Investment Corp.	1,407,590	13,414
* ProAssurance Corp.	248,800	13,363
FirstMerit Corp.	661,258	13,318
Omega Healthcare Investors Inc.	669,580	13,023
Westamerica Bancorporation	234,469	12,983
* Alleghany Corp.	46,937	12,955
Washington Real Estate Investment Trust	467,177	12,871
Home Properties Inc.	265,012	12,644
Tanger Factory Outlet Centers	319,112	12,442
BioMed Realty Trust Inc.	786,277	12,407
Fulton Financial Corp.	1,414,115	12,331
Entertainment Properties Trust	336,995	11,886
American Campus Communities Inc.	418,515	11,760
Brandywine Realty Trust	1,030,571	11,749
HRPT Properties Trust	1,795,693	11,618
Popular Inc.	5,130,101	11,594
Montpelier Re Holdings Ltd.	659,009	11,414
Protective Life Corp.	685,546	11,346
Douglas Emmett Inc.	779,863	11,113
Mid-America Apartment Communities Inc.	226,089	10,916
LaSalle Hotel Properties	509,091	10,808
Ares Capital Corp.	866,385	10,787
Trustmark Corp.	477,628	10,766
Kilroy Realty Corp.	345,611	10,600
Healthcare Realty Trust Inc.	475,808	10,211
Developers Diversified Realty Corp.	1,100,073	10,187
Potlatch Corp.	318,796	10,163
Hancock Holding Co.	232,065	10,162
CBL & Associates Properties Inc.	1,049,384	10,148
Apartment Investment & Management Co.	609,594	9,705
Erie Indemnity Co. Class A	246,628	9,623
UMB Financial Corp.	243,951	9,599
* Conseco Inc.	1,875,121	9,376
NewAlliance Bancshares Inc.	769,846	9,246
Northwest Bancshares Inc.	797,276	9,025
Umpqua Holdings Corp.	667,410	8,950
Zenith National Insurance Corp.	299,550	8,915
Unitrin Inc.	400,053	8,821
Max Capital Group Ltd.	386,554	8,620
Redwood Trust Inc.	591,213	8,549
Delphi Financial Group Inc.	382,054	8,547
Iberiabank Corp.	156,533	8,423
Old National Bancorp/IN	676,678	8,411
Franklin Street Properties Corp.	565,778	8,266
CapitalSource Inc.	2,074,715	8,237
DCT Industrial Trust Inc.	1,636,843	8,217
Astoria Financial Corp.	660,765	8,213
Hatteras Financial Corp.	289,965	8,107
* Piper Jaffray Cos.	157,750	7,984
EastGroup Properties Inc.	207,915	7,959
RLI Corp.	147,302	7,844

51

Vanguard® Small-Cap Value Index Fund
Schedule of Investments
December 31, 2009

		Market
		Value
	Shares	($000)
International Bancshares Corp.	409,757	7,757
Sovran Self Storage Inc.	216,030	7,719
American National Insurance Co.	64,436	7,696
Extra Space Storage Inc.	657,952	7,599
Post Properties Inc.	384,570	7,538
DiamondRock Hospitality Co.	868,339	7,355
MB Financial Inc.	369,188	7,280
* Argo Group International Holdings Ltd.	247,301	7,206
* AmeriCredit Corp.	373,998	7,121
Synovus Financial Corp.	3,472,455	7,119
Capstead Mortgage Corp.	521,244	7,115
* PHH Corp.	436,763	7,036
Selective Insurance Group	424,603	6,985
National Health Investors Inc.	187,861	6,949
Wilmington Trust Corp.	555,400	6,854
Whitney Holding Corp.	745,195	6,789
Glacier Bancorp Inc.	494,224	6,781
^ United Bankshares Inc.	330,305	6,596
Medical Properties Trust Inc.	643,963	6,440
FNB Corp./PA	912,946	6,199
Webster Financial Corp.	519,446	6,166
^ Prospect Capital Corp.	512,311	6,050
Anworth Mortgage Asset Corp.	862,130	6,035
Wintrust Financial Corp.	192,715	5,934
CVB Financial Corp.	679,205	5,868
Colonial Properties Trust	493,710	5,791
* MF Global Ltd.	828,128	5,755
* Forest City Enterprises Inc. Class A	482,004	5,678
NBT Bancorp Inc.	274,639	5,594
Equity One Inc.	345,956	5,594
Employers Holdings Inc.	362,965	5,568
American Capital Ltd.	2,272,308	5,544
* Ocwen Financial Corp.	573,749	5,491
* Navigators Group Inc.	115,351	5,434
Financial Federal Corp.	196,922	5,415
First Financial Bancorp	371,736	5,412
National Penn Bancshares Inc.	931,923	5,396
Park National Corp.	90,685	5,340
Investors Real Estate Trust	577,243	5,195
* Allied Capital Corp.	1,433,970	5,177
Cousins Properties Inc.	677,851	5,172
Tower Group Inc.	220,035	5,151
Acadia Realty Trust	302,171	5,098
Community Bank System Inc.	262,413	5,067
PS Business Parks Inc.	99,506	4,980
Inland Real Estate Corp.	610,843	4,978
PacWest Bancorp	243,756	4,912
* Enstar Group Ltd.	65,103	4,754
First Financial Bankshares Inc.	86,681	4,701
U-Store-It Trust	641,016	4,692
Brookline Bancorp Inc.	472,876	4,686
American Capital Agency Corp.	175,302	4,653
East West Bancorp Inc.	293,864	4,643
Provident Financial Services Inc.	431,375	4,594
Lexington Realty Trust	751,101	4,567
LTC Properties Inc.	167,188	4,472
Infinity Property & Casualty Corp.	109,226	4,439
First Midwest Bancorp Inc.	395,198	4,304
* World Acceptance Corp.	116,985	4,192
City Holding Co.	127,772	4,131
Susquehanna Bancshares Inc.	691,442	4,073
Chemical Financial Corp.	172,411	4,065
Nelnet Inc. Class A	230,563	3,973
Horace Mann Educators Corp.	314,053	3,926

52

Vanguard® Small-Cap Value Index Fund
Schedule of Investments
December 31, 2009

		Market
		Value
	Shares	($000)
BlackRock Kelso Capital Corp.	455,334	3,879
Trustco Bank Corp. NY	613,015	3,862
Safety Insurance Group Inc.	104,406	3,783
* MGIC Investment Corp.	651,338	3,765
Parkway Properties Inc./Md	173,158	3,605
Harleysville Group Inc.	110,584	3,515
Getty Realty Corp.	149,011	3,506
Cathay General Bancorp	463,478	3,499
Columbia Banking System Inc.	214,825	3,476
* MBIA Inc.	866,362	3,448
Sterling Bancshares Inc.	655,732	3,364
Flagstone Reinsurance Holdings Ltd.	306,459	3,353
National Western Life Insurance Co. Class A	19,223	3,338
United Fire & Casualty Co.	181,010	3,300
American Equity Investment Life Holding Co.	442,521	3,292
Meadowbrook Insurance Group Inc.	438,125	3,242
S&T Bancorp Inc.	188,800	3,211
Bank of the Ozarks Inc.	108,098	3,164
Simmons First National Corp. Class A	113,607	3,158
Independent Bank Corp./Rockland MA	151,094	3,156
Radian Group Inc.	430,086	3,144
Fifth Street Finance Corp.	282,296	3,032
Boston Private Financial Holdings Inc.	522,328	3,014
* Forestar Group Inc.	136,967	3,011
Compass Diversified Holdings	234,944	2,998
Hercules Technology Growth Capital Inc.	283,971	2,950
Universal Health Realty Income Trust	90,836	2,909
First Potomac Realty Trust	229,808	2,889
First Commonwealth Financial Corp.	617,012	2,869
Walter Investment Management Corp.	199,297	2,856
SCBT Financial Corp.	102,102	2,827
Sun Communities Inc.	141,549	2,796
^ Pennsylvania Real Estate Investment Trust	329,267	2,786
SWS Group Inc.	228,536	2,765
* Hilltop Holdings Inc.	235,740	2,744
* National Financial Partners Corp.	338,101	2,735
* AMERISAFE Inc.	151,117	2,716
Oppenheimer Holdings Inc. Class A	77,863	2,587
OneBeacon Insurance Group Ltd. Class A	187,480	2,583
Phoenix Cos. Inc.	925,503	2,573
Amtrust Financial Services Inc.	213,898	2,528
Community Trust Bancorp Inc.	103,060	2,520
American Physicians Capital Inc.	81,034	2,457
Cedar Shopping Centers Inc.	360,877	2,454
Bank Mutual Corp.	354,382	2,452
Flushing Financial Corp.	217,004	2,443
* Altisource Portfolio Solutions SA	116,150	2,438
Provident New York Bancorp	285,607	2,411
* KBW Inc.	87,842	2,403
First Financial Corp./IN	78,745	2,403
State Auto Financial Corp.	127,427	2,357
Berkshire Hills Bancorp Inc.	111,513	2,306
Saul Centers Inc.	69,875	2,289
Dime Community Bancshares	192,729	2,259
Ramco-Gershenson Properties Trust	233,910	2,232
WesBanco Inc.	180,807	2,231
Tompkins Financial Corp.	54,507	2,208
* FPIC Insurance Group Inc.	56,542	2,184
Renasant Corp.	160,291	2,180
Northfield Bancorp Inc.	161,235	2,180
Government Properties Income Trust	94,467	2,171
FBL Financial Group Inc. Class A	117,163	2,170
* Ashford Hospitality Trust Inc.	463,977	2,153
DuPont Fabros Technology Inc.	117,657	2,117

53

Vanguard® Small-Cap Value Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	CNA Surety Corp.	141,786	2,111
*	United America Indemnity Ltd. Class A	264,684	2,096
	MVC Capital Inc.	176,558	2,083
	Arrow Financial Corp.	83,140	2,079
	Lakeland Financial Corp.	120,462	2,078
	Education Realty Trust Inc.	426,511	2,064
*,^	iStar Financial Inc.	802,903	2,055
	Kite Realty Group Trust	504,910	2,055
	Univest Corp. of Pennsylvania	115,505	2,025
*	SeaBright Insurance Holdings Inc.	175,194	2,013
	Maiden Holdings Ltd.	274,374	2,008
	Southside Bancshares Inc.	101,606	1,994
	Oriental Financial Group Inc.	184,359	1,991
	SY Bancorp Inc.	92,795	1,981
	Camden National Corp.	58,743	1,921
^	TowneBank	163,631	1,911
	Cypress Sharpridge Investments Inc.	139,132	1,880
	1st Source Corp.	116,564	1,876
*	FelCor Lodging Trust Inc.	518,050	1,865
*	FBR Capital Markets Corp.	300,916	1,860
	Westfield Financial Inc.	222,730	1,838
	StellarOne Corp.	182,401	1,817
	Bancfirst Corp.	48,981	1,814
	Washington Trust Bancorp Inc.	115,755	1,803
*	Pinnacle Financial Partners Inc.	125,907	1,790
	Trico Bancshares	107,450	1,789
	CapLease Inc.	398,691	1,746
	Union Bankshares Corp.	139,896	1,733
	GFI Group Inc.	369,649	1,689
	Kearny Financial Corp.	167,558	1,689
	First Bancorp/Troy NC	120,477	1,683
	Republic Bancorp Inc./KY Class A	81,225	1,673
	First Financial Holdings Inc.	127,663	1,658
	Advance America Cash Advance Centers Inc.	297,169	1,652
	Capital Southwest Corp.	20,906	1,647
	Presidential Life Corp.	178,167	1,630
	First Mercury Financial Corp.	116,995	1,604
	Stewart Information Services Corp.	138,107	1,558
	Baldwin & Lyons Inc.	63,202	1,555
	First Community Bancshares Inc./VA	128,495	1,548
	United Financial Bancorp Inc.	116,989	1,534
	BankFinancial Corp.	154,834	1,533
	First Industrial Realty Trust Inc.	290,522	1,519
	PMI Group Inc.	596,960	1,504
	Student Loan Corp.	32,070	1,494
	Great Southern Bancorp Inc.	69,867	1,492
	Donegal Group Inc. Class A	95,863	1,490
	Urstadt Biddle Properties Inc. Class A	97,168	1,484
	First BanCorp	630,879	1,451
	First Busey Corp.	370,487	1,441
	NGP Capital Resources Co.	173,734	1,412
	Glimcher Realty Trust	518,206	1,399
*	TradeStation Group Inc.	174,661	1,378
	Heartland Financial USA Inc.	91,709	1,316
	WSFS Financial Corp.	49,715	1,274
	ESSA Bancorp Inc.	108,396	1,268
	Wilshire Bancorp Inc.	153,142	1,254
	Hersha Hospitality Trust	395,614	1,242
	Evercore Partners Inc. Class A	39,528	1,202
	Sandy Spring Bancorp Inc.	131,961	1,173
	Winthrop Realty Trust	108,011	1,173
	CoBiz Financial Inc.	245,994	1,168
	NorthStar Realty Finance Corp.	339,370	1,164
*	Western Alliance Bancorp	302,768	1,144

54

Vanguard® Small-Cap Value Index Fund
Schedule of Investments
December 31, 2009

		Market
		Value
	Shares	($000)
* United Community Banks Inc.	336,532	1,141
Capital City Bank Group Inc.	81,815	1,132
Kansas City Life Insurance Co.	36,957	1,099
Lakeland Bancorp Inc.	171,835	1,098
Abington Bancorp Inc.	156,409	1,078
EMC Insurance Group Inc.	47,755	1,027
* Penson Worldwide Inc.	111,958	1,014
GAMCO Investors Inc.	20,991	1,014
Consolidated-Tomoka Land Co.	28,337	990
Sterling Bancorp	137,826	984
First Merchants Corp.	161,175	957
Ames National Corp.	45,348	957
National Interstate Corp.	54,336	922
First Financial Northwest Inc.	138,553	908
Citizens & Northern Corp.	94,046	897
South Financial Group Inc.	1,384,593	893
Life Partners Holdings Inc.	38,868	824
Southwest Bancorp Inc.	111,513	774
MainSource Financial Group Inc.	153,302	733
* First Marblehead Corp.	336,631	717
* LaBranche & Co. Inc.	252,125	716
Clifton Savings Bancorp Inc.	74,932	702
* Avatar Holdings Inc.	40,898	696
* RAIT Financial Trust	494,555	648
Urstadt Biddle Properties Inc.	41,528	623
NASB Financial Inc.	25,167	586
* Strategic Hotels & Resorts Inc.	302,185	562
Universal Insurance Holdings Inc.	90,561	532
* Cardtronics Inc.	45,018	498
* Sun Bancorp Inc.	129,359	485
Roma Financial Corp.	30,715	380
Rockville Financial Inc.	35,314	371
* Asset Acceptance Capital Corp.	43,142	293
CompuCredit Holdings Corp.	47,063	157
* Grubb & Ellis Co.	110,217	141
Teton Advisors Inc. Class B	324	1
		1,686,738
Health Care (6.4%)
* Mednax Inc.	371,465	22,329
* Human Genome Sciences Inc.	723,017	22,124
PerkinElmer Inc.	936,114	19,275
Teleflex Inc.	319,132	17,198
* Health Management Associates Inc. Class A	1,979,905	14,394
Owens & Minor Inc.	334,629	14,366
Cooper Cos. Inc.	361,943	13,797
* LifePoint Hospitals Inc.	416,894	13,553
STERIS Corp.	470,055	13,147
* Magellan Health Services Inc.	282,524	11,507
Hill-Rom Holdings Inc.	476,603	11,434
* Healthspring Inc.	392,048	6,904
* Emergency Medical Services Corp. Class A	111,839	6,056
Invacare Corp.	236,001	5,886
* RehabCare Group Inc.	190,989	5,812
* Impax Laboratories Inc.	418,749	5,695
* AMERIGROUP Corp.	210,201	5,667
* Amsurg Corp. Class A	245,573	5,407
* Conmed Corp.	233,161	5,316
* Centene Corp.	236,119	4,999
* Kindred Healthcare Inc.	250,067	4,616
* WellCare Health Plans Inc.	118,664	4,362
* Universal American Corp.	371,166	4,343
* Odyssey HealthCare Inc.	263,979	4,113
Analogic Corp.	103,057	3,969
Computer Programs & Systems Inc.	79,000	3,638

55

Vanguard® Small-Cap Value Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Brookdale Senior Living Inc.	199,785	3,634
*	Viropharma Inc.	403,133	3,382
	PDL BioPharma Inc.	478,647	3,283
*	Sun Healthcare Group Inc.	350,217	3,211
*	Targacept Inc.	152,186	3,184
*	Angiodynamics Inc.	185,872	2,989
	Landauer Inc.	48,646	2,987
*	Triple-S Management Corp. Class B	163,083	2,870
*	inVentiv Health Inc.	174,808	2,827
*	AMAG Pharmaceuticals Inc.	68,516	2,606
*	Savient Pharmaceuticals Inc.	184,841	2,516
*	Molina Healthcare Inc.	102,678	2,348
*	Greatbatch Inc.	120,609	2,319
*	Res-Care Inc.	200,625	2,247
*	Cross Country Healthcare Inc.	222,076	2,201
*	Gentiva Health Services Inc.	77,746	2,100
*	Assisted Living Concepts Inc. Class A	77,037	2,031
*	Medidata Solutions Inc.	127,490	1,989
	National Healthcare Corp.	54,988	1,986
*	RTI Biologics Inc.	436,131	1,675
*,^	Electro-Optical Sciences Inc.	145,197	1,504
*,^	Geron Corp.	255,124	1,416
	Ensign Group Inc.	91,158	1,401
*	Allos Therapeutics Inc.	211,050	1,387
*	Rigel Pharmaceuticals Inc.	139,607	1,328
*	Momenta Pharmaceuticals Inc.	98,503	1,242
*	Skilled Healthcare Group Inc.	162,842	1,213
*	Immunogen Inc.	152,442	1,198
*,^	Cel-Sci Corp.	1,227,741	1,105
*	Medcath Corp.	133,859	1,059
*	Kendle International Inc.	56,741	1,039
*,^	Biospecifics Technologies Corp.	34,124	1,001
*	OraSure Technologies Inc.	184,254	936
*	Cynosure Inc. Class A	78,305	900
*	AMN Healthcare Services Inc.	91,538	829
*	Nighthawk Radiology Holdings Inc.	180,563	818
*	Clinical Data Inc.	44,417	811
*	Sunrise Senior Living Inc.	239,615	772
*,^	Cadence Pharmaceuticals Inc.	70,701	684
*	KV Pharmaceutical Co. Class A	177,516	651
*	Arqule Inc.	170,049	627
*	Orexigen Therapeutics Inc.	79,206	589
*	Lexicon Pharmaceuticals Inc.	335,221	570
*	Albany Molecular Research Inc.	62,136	564
*	Opko Health Inc.	198,197	363
*,^	Osiris Therapeutics Inc.	46,146	329
			326,628
Industrials (15.5%)
*	Corrections Corp. of America	922,827	22,655
	Hubbell Inc. Class B	415,837	19,669
	Snap-On Inc.	462,334	19,538
	Lincoln Electric Holdings Inc.	340,641	18,211
	Kennametal Inc.	651,187	16,879
	Carlisle Cos. Inc.	490,610	16,808
	Timken Co.	659,212	15,630
	Regal-Beloit Corp.	286,943	14,904
	Lennox International Inc.	380,008	14,836
	Nordson Corp.	242,269	14,822
	Con-way Inc.	392,707	13,709
	Brady Corp. Class A	390,631	11,723
	Crane Co.	374,697	11,473
	Curtiss-Wright Corp.	364,941	11,430
	Alexander & Baldwin Inc.	328,731	11,252
	Trinity Industries Inc.	635,079	11,076

56

Vanguard® Small-Cap Value Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Watsco Inc.	222,743	10,910
*	United Stationers Inc.	190,015	10,802
	GATX Corp.	368,664	10,599
*	JetBlue Airways Corp.	1,927,234	10,503
*	GrafTech International Ltd.	626,627	9,744
*	Alaska Air Group Inc.	281,469	9,728
*	Moog Inc. Class A	328,370	9,598
	Kaydon Corp.	266,156	9,518
	Granite Construction Inc.	278,786	9,384
	Graco Inc.	312,006	8,914
*	WESCO International Inc.	321,430	8,682
	HNI Corp.	306,328	8,464
	Brink's Co.	346,790	8,441
	Belden Inc.	373,334	8,184
	AO Smith Corp.	187,073	8,117
*	EnerSys	366,174	8,008
	Skywest Inc.	445,354	7,535
	Briggs & Stratton Corp.	400,535	7,494
	Werner Enterprises Inc.	373,499	7,392
	Watts Water Technologies Inc. Class A	235,679	7,287
	ABM Industries Inc.	349,609	7,223
*	EMCOR Group Inc.	263,852	7,098
*	Insituform Technologies Inc. Class A	311,374	7,074
*	Continental Airlines Inc. Class B	387,514	6,944
	Applied Industrial Technologies Inc.	305,042	6,732
	Otter Tail Corp.	270,985	6,720
	Baldor Electric Co.	230,359	6,471
	Triumph Group Inc.	133,622	6,447
	Mueller Water Products Inc. Class A	1,227,243	6,382
*	Atlas Air Worldwide Holdings Inc.	170,837	6,364
*	BE Aerospace Inc.	269,347	6,330
*	Esterline Technologies Corp.	154,634	6,304
*	Armstrong World Industries Inc.	160,867	6,263
	Barnes Group Inc.	361,634	6,112
*	MasTec Inc.	485,209	6,065
	Deluxe Corp.	409,644	6,059
	Arkansas Best Corp.	192,375	5,662
	Simpson Manufacturing Co. Inc.	204,336	5,495
*	Teledyne Technologies Inc.	136,980	5,255
*	Griffon Corp.	429,075	5,243
	Universal Forest Products Inc.	139,318	5,128
	Quanex Building Products Corp.	301,616	5,118
	EnergySolutions Inc.	601,321	5,105
*,^	USG Corp.	361,776	5,083
	Albany International Corp.	220,680	4,956
*	Interline Brands Inc.	260,012	4,490
*	Layne Christensen Co.	156,197	4,484
	Ameron International Corp.	70,203	4,455
	Franklin Electric Co. Inc.	147,928	4,302
*	EnPro Industries Inc.	161,621	4,268
*	Macquarie Infrastructure Co. LLC	342,363	4,204
	Aircastle Ltd.	412,508	4,063
	McGrath Rentcorp	180,688	4,040
	Seaboard Corp.	2,984	4,025
*	DigitalGlobe Inc.	162,574	3,934
*	Tutor Perini Corp.	213,702	3,864
	Comfort Systems USA Inc.	307,104	3,790
*	Chart Industries Inc.	227,848	3,771
*	Ceradyne Inc.	195,444	3,754
	Mueller Industries Inc.	150,061	3,728
	G&K Services Inc. Class A	148,180	3,724
	Manitowoc Co. Inc.	366,328	3,652
	Tennant Co.	134,956	3,535
*	School Specialty Inc.	150,840	3,528

57

Vanguard® Small-Cap Value Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Ennis Inc.	207,260	3,480
	CIRCOR International Inc.	135,882	3,422
	Steelcase Inc. Class A	527,626	3,356
	Gorman-Rupp Co.	120,428	3,329
*	Genco Shipping & Trading Ltd.	148,503	3,324
	Tredegar Corp.	204,125	3,229
	Interface Inc. Class A	384,420	3,195
	Apogee Enterprises Inc.	223,578	3,130
	Encore Wire Corp.	147,386	3,105
	Kaman Corp.	133,638	3,086
	Gibraltar Industries Inc.	193,456	3,043
*	Korn/Ferry International	182,817	3,017
*	Consolidated Graphics Inc.	80,476	2,818
*	Kelly Services Inc. Class A	226,883	2,707
*	Resources Connection Inc.	121,439	2,577
*	Dycom Industries Inc.	312,284	2,508
*	Colfax Corp.	208,071	2,505
*,^	Broadwind Energy Inc.	309,516	2,504
*	AAR Corp.	108,895	2,502
*	Argon ST Inc.	113,739	2,470
*	Eagle Bulk Shipping Inc.	497,361	2,462
	American Ecology Corp.	139,977	2,385
*	Rush Enterprises Inc. Class A	196,828	2,340
*	Spherion Corp.	412,060	2,316
*	SmartHeat Inc.	158,189	2,297
	Federal Signal Corp.	370,863	2,233
*	Waste Services Inc.	241,985	2,205
	Ampco-Pittsburgh Corp.	69,388	2,188
	Titan International Inc.	268,273	2,176
	NACCO Industries Inc. Class A	42,755	2,129
*	ACCO Brands Corp.	284,348	2,070
*	American Reprographics Co.	291,687	2,045
*	Republic Airways Holdings Inc.	275,825	2,038
*	Columbus McKinnon Corp.	145,218	1,984
	Cascade Corp.	70,195	1,930
*	Ladish Co. Inc.	127,518	1,923
	FreightCar America Inc.	95,787	1,899
*	TrueBlue Inc.	123,299	1,826
*	Amerco Inc.	35,840	1,782
*	H&E Equipment Services Inc.	168,209	1,765
	Sun Hydraulics Corp.	66,143	1,736
	Kimball International Inc. Class B	202,628	1,726
	Viad Corp.	82,642	1,705
*	Blount International Inc.	162,875	1,645
	TAL International Group Inc.	124,266	1,644
*	Kforce Inc.	131,202	1,640
	Schawk Inc. Class A	120,232	1,635
*	Kadant Inc.	98,509	1,572
	Ducommun Inc.	79,668	1,491
*	RBC Bearings Inc.	60,959	1,483
	American Woodmark Corp.	74,111	1,459
	CDI Corp.	107,477	1,392
	Greenbrier Cos. Inc.	130,233	1,352
*	Tecumseh Products Co. Class A	115,521	1,350
	Bowne & Co. Inc.	199,943	1,336
*	Northwest Pipe Co.	48,072	1,291
	Horizon Lines Inc. Class A	229,929	1,281
*,^	Evergreen Solar Inc.	796,364	1,203
	Courier Corp.	81,055	1,155
*	Volt Information Sciences Inc.	108,535	1,085
	Aceto Corp.	198,365	1,022
	Applied Signal Technology Inc.	49,782	960
	Preformed Line Products Co.	21,061	922
*	3D Systems Corp.	76,869	869

58

Vanguard® Small-Cap Value Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	American Railcar Industries Inc.	76,802	846
*	CRA International Inc.	30,883	823
*	Sterling Construction Co. Inc.	41,877	803
*	Rush Enterprises Inc. Class B	74,336	781
*,^	TBS International Ltd. Class A	105,233	773
	Sauer-Danfoss Inc.	63,152	758
*	American Commercial Lines Inc.	38,376	703
*	Pike Electric Corp.	73,358	681
*	Titan Machinery Inc.	53,511	618
	Universal Truckload Services Inc.	33,388	604
*	Fushi Copperweld Inc.	44,661	452
	Pacer International Inc.	140,308	443
*	Odyssey Marine Exploration Inc.	289,632	408
	Lawson Products Inc.	22,225	392
*	Plug Power Inc.	337,633	240
*	Tecumseh Products Co. Class B	20,740	230
	Standard Register Co.	27,117	138
			795,110
Information Technology (9.0%)
*	3Com Corp.	3,132,981	23,497
*	Skyworks Solutions Inc.	1,371,197	19,457
*	Tech Data Corp.	402,380	18,775
	Diebold Inc.	530,935	15,105
*	CACI International Inc. Class A	240,753	11,761
*	Novell Inc.	2,769,254	11,492
*	Convergys Corp.	985,061	10,589
*	Benchmark Electronics Inc.	520,135	9,836
*	RF Micro Devices Inc.	2,032,805	9,697
*	Compuware Corp.	1,236,851	8,942
	Fair Isaac Corp.	391,805	8,349
*	International Rectifier Corp.	371,163	8,210
*	Acxiom Corp.	600,442	8,058
*	PMC - Sierra Inc.	900,623	7,799
*	Emulex Corp.	649,341	7,078
	Earthlink Inc.	850,388	7,067
	MAXIMUS Inc.	140,305	7,015
*	Lawson Software Inc.	1,037,815	6,902
*	Rambus Inc.	279,369	6,817
*	Mentor Graphics Corp.	769,534	6,795
*	Fairchild Semiconductor International Inc. Class A	647,155	6,465
*	Take-Two Interactive Software Inc.	642,532	6,458
*	JDA Software Group Inc.	243,236	6,195
*	EchoStar Corp. Class A	288,640	5,813
*	Arris Group Inc.	500,938	5,726
*	Littelfuse Inc.	174,106	5,598
*	Integrated Device Technology Inc.	862,095	5,578
*	SolarWinds Inc.	234,515	5,396
*	Teradyne Inc.	489,578	5,253
	AVX Corp.	409,968	5,194
*	SYNNEX Corp.	159,380	4,887
	United Online Inc.	671,556	4,829
*	Tekelec	314,606	4,807
*	ADC Telecommunications Inc.	773,975	4,806
*	Checkpoint Systems Inc.	312,168	4,761
*	Progress Software Corp.	160,517	4,689
*	Sanmina-SCI Corp.	423,828	4,675
*	Electronics for Imaging Inc.	352,905	4,591
*	Ariba Inc.	354,257	4,435
	Park Electrochemical Corp.	156,271	4,319
*	Insight Enterprises Inc.	367,360	4,195
*	Vishay Intertechnology Inc.	487,951	4,074
	Black Box Corp.	140,802	3,990
*	Brightpoint Inc.	525,498	3,862
*	Avid Technology Inc.	299,383	3,820

59

Vanguard® Small-Cap Value Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Veeco Instruments Inc.	106,419	3,516
*	ModusLink Global Solutions Inc.	365,473	3,439
*	Sycamore Networks Inc.	159,167	3,328
*	Harris Stratex Networks Inc.	468,503	3,237
*	Adaptec Inc.	961,084	3,220
*	Epicor Software Corp.	415,762	3,168
*	Loral Space & Communications Inc.	97,630	3,086
*	Zoran Corp.	268,971	2,972
*	Semtech Corp.	172,056	2,927
*	THQ Inc.	543,338	2,738
*	Newport Corp.	290,023	2,665
	Methode Electronics Inc.	306,461	2,660
	CTS Corp.	271,244	2,609
*	L-1 Identity Solutions Inc.	344,396	2,580
	Cohu Inc.	178,359	2,488
*	Rogers Corp.	81,603	2,473
*	SMART Modular Technologies WWH Inc.	373,738	2,351
*	Sonus Networks Inc.	1,098,548	2,318
*	Bottomline Technologies Inc.	123,927	2,177
*	Websense Inc.	124,473	2,173
*	Netgear Inc.	96,510	2,093
*	Omnivision Technologies Inc.	142,496	2,071
*	Extreme Networks	714,693	2,051
*	UTStarcom Inc.	877,132	1,921
*	Kulicke & Soffa Industries Inc.	355,982	1,919
*	Entegris Inc.	359,977	1,901
	Micrel Inc.	227,784	1,868
*	Ciber Inc.	530,730	1,831
*	Symmetricom Inc.	350,564	1,823
*	TNS Inc.	70,779	1,818
	MTS Systems Corp.	60,236	1,731
	Agilysys Inc.	184,446	1,679
	Electro Rent Corp.	144,347	1,666
*	ACI Worldwide Inc.	95,835	1,644
*	ATMI Inc.	88,199	1,642
*	Lattice Semiconductor Corp.	602,115	1,626
*	Actel Corp.	136,428	1,621
*,^	Rosetta Stone Inc.	90,049	1,616
	BGC Partners Inc. Class A	345,458	1,596
*	Infospace Inc.	183,680	1,574
*,^	China Security & Surveillance Technology Inc.	203,697	1,556
*	Silicon Image Inc.	601,497	1,552
*	Electro Scientific Industries Inc.	142,660	1,544
*	Cogo Group Inc.	203,184	1,498
*	infoGROUP Inc.	180,049	1,444
*	Imation Corp.	159,060	1,387
*	Exar Corp.	193,314	1,375
*	OpenTable Inc.	53,809	1,370
*	Ness Technologies Inc.	277,951	1,362
*	Integral Systems Inc.	138,815	1,202
*	Perficient Inc.	126,005	1,062
*	DSP Group Inc.	183,578	1,034
*	Echelon Corp.	85,605	990
*	i2 Technologies Inc.	50,536	966
	Technitrol Inc.	214,881	941
	Bel Fuse Inc. Class B	42,086	904
*	EMS Technologies Inc.	61,356	890
	Marchex Inc. Class B	172,767	878
*	Silicon Graphics International Corp.	121,423	851
*	Silicon Storage Technology Inc.	327,292	838
*	Monotype Imaging Holdings Inc.	90,057	813
*	CPI International Inc.	60,070	795
*	Mattson Technology Inc.	200,520	718
*	Ixia	96,350	717

60

Vanguard® Small-Cap Value Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Internap Network Services Corp.	135,696	638
*	China TransInfo Technology Corp.	71,616	585
*	TechTarget Inc.	100,803	568
*	Rudolph Technologies Inc.	82,386	554
	Opnet Technologies Inc.	38,014	463
*	Advanced Analogic Technologies Inc.	114,371	451
	Renaissance Learning Inc.	34,955	397
*	Trident Microsystems Inc.	177,266	330
	Bel Fuse Inc. Class A	10,825	210
			460,356
Materials (8.0%)
	Ashland Inc.	566,438	22,442
	RPM International Inc.	1,034,204	21,025
	Aptargroup Inc.	542,267	19,381
	Packaging Corp. of America	825,709	19,000
*	Domtar Corp.	335,907	18,613
	Compass Minerals International Inc.	261,061	17,541
	Temple-Inland Inc.	814,256	17,189
	Huntsman Corp.	1,330,964	15,027
	Rock-Tenn Co. Class A	293,663	14,804
	Cytec Industries Inc.	388,784	14,159
	Olin Corp.	626,741	10,980
*	Coeur d'Alene Mines Corp.	604,037	10,909
	Sensient Technologies Corp.	390,674	10,275
	Schweitzer-Mauduit International Inc.	139,642	9,824
	Carpenter Technology Corp.	352,714	9,506
	Cabot Corp.	340,433	8,930
	HB Fuller Co.	389,316	8,857
	Eagle Materials Inc.	331,787	8,643
*	Rockwood Holdings Inc.	356,142	8,391
	Minerals Technologies Inc.	149,993	8,170
*	OM Group Inc.	246,078	7,724
*	Louisiana-Pacific Corp.	984,068	6,869
	Worthington Industries Inc.	507,316	6,631
	Texas Industries Inc.	189,045	6,615
*	Century Aluminum Co.	386,123	6,251
	Silgan Holdings Inc.	107,078	6,198
	Arch Chemicals Inc.	200,566	6,193
*	Hecla Mining Co.	951,019	5,877
	Ferro Corp.	646,212	5,325
*	PolyOne Corp.	704,122	5,260
	AMCOL International Corp.	183,875	5,226
	Royal Gold Inc.	108,492	5,110
	Kaiser Aluminum Corp.	121,737	5,067
*	Clearwater Paper Corp.	91,011	5,003
	Koppers Holdings Inc.	163,808	4,986
	Glatfelter	364,961	4,434
	Wausau Paper Corp.	372,176	4,317
	Westlake Chemical Corp.	158,361	3,948
	A Schulman Inc.	188,763	3,809
	Innophos Holdings Inc.	144,866	3,330
*	Buckeye Technologies Inc.	310,219	3,028
	Spartech Corp.	246,571	2,530
*	Boise Inc.	473,351	2,513
	Olympic Steel Inc.	74,099	2,414
	Myers Industries Inc.	240,357	2,187
	Innospec Inc.	189,745	1,915
	AM Castle & Co.	137,480	1,882
	Neenah Paper Inc.	117,710	1,642
*,^	China Green Agriculture Inc.	99,857	1,468
*,^	ShengdaTech Inc.	239,043	1,465
	Deltic Timber Corp.	29,656	1,369
	American Vanguard Corp.	162,949	1,352
*	Stillwater Mining Co.	132,468	1,256

61

Vanguard® Small-Cap Value Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Graphic Packaging Holding Co.	345,057	1,197
^	Hawkins Inc.	45,625	996
			409,053
Telecommunication Services (1.0%)
*	Syniverse Holdings Inc.	523,209	9,146
*	Leap Wireless International Inc.	497,665	8,734
*	AboveNet Inc.	101,466	6,599
*	Cincinnati Bell Inc.	1,705,084	5,882
	NTELOS Holdings Corp.	254,705	4,539
	Iowa Telecommunications Services Inc.	262,333	4,397
	Atlantic Tele-Network Inc.	79,236	4,359
	Consolidated Communications Holdings Inc.	189,933	3,324
*	Premiere Global Services Inc.	161,731	1,334
*	SureWest Communications	107,809	1,074
*,^	TerreStar Corp.	195,983	184
*	FiberTower Corp.	30,156	126
			49,698
Utilities (6.8%)
	AGL Resources Inc.	619,092	22,578
	Atmos Energy Corp.	739,139	21,731
	Great Plains Energy Inc.	1,084,411	21,027
	Westar Energy Inc.	872,051	18,941
	Piedmont Natural Gas Co. Inc.	584,405	15,633
	Hawaiian Electric Industries Inc.	733,490	15,330
	Nicor Inc.	362,257	15,251
	Vectren Corp.	617,120	15,231
	WGL Holdings Inc.	401,609	13,470
	Cleco Corp.	485,412	13,266
	New Jersey Resources Corp.	336,548	12,587
	Portland General Electric Co.	602,309	12,293
	IDACORP Inc.	378,447	12,091
	Southwest Gas Corp.	359,044	10,244
	Northwest Natural Gas Co.	212,329	9,563
	Avista Corp.	438,092	9,458
	Unisource Energy Corp.	286,434	9,220
	South Jersey Industries Inc.	238,625	9,111
	PNM Resources Inc.	694,337	8,783
	Black Hills Corp.	311,087	8,284
	Allete Inc.	232,100	7,585
	NorthWestern Corp.	287,878	7,491
*	El Paso Electric Co.	360,195	7,305
	MGE Energy Inc.	185,066	6,614
	UIL Holdings Corp.	227,764	6,396
	California Water Service Group	157,854	5,812
	Laclede Group Inc.	168,634	5,695
	CH Energy Group Inc.	126,419	5,375
	American States Water Co.	148,095	5,244
	Empire District Electric Co.	276,222	5,174
	SJW Corp.	111,006	2,505
	Chesapeake Utilities Corp.	71,247	2,283
	Central Vermont Public Service Corp.	93,482	1,944
	Middlesex Water Co.	107,688	1,899
	Connecticut Water Service Inc.	68,232	1,690
*	China Natural Gas Inc.	105,921	1,178
			348,282
Total Common Stocks (Cost $5,034,847)			5,123,298

62

				Market
				Value
	Coupon		Shares	($000)
Convertible Preferred Stocks (0.0%)
Consumer Discretionary (0.0%)
2 Sealy Corp. Pfd. (Cost $515)	8.000%		8,183	700

Temporary Cash Investments (0.9%)[1]
Money Market Fund (0.8%)
3,4 Vanguard Market Liquidity Fund	0.187%		42,020,647	42,021

			Face
		Maturity	Amount
		Date	($000 )
U.S. Government and Agency Obligations (0.1%)
5,6 Federal Home Loan Bank Discount Notes	0.220%	3/26/10	2,000	1,999
Total Temporary Cash Investments (Cost $44,020)				44,020
Total Investments (100.7%) (Cost $5,079,382)				5,168,018
Other Assets and Liabilities—Net (-0.7%)[4]				(35,345)
Net Assets (100%)				5,132,673

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $33,270,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.7%, respectively, of net assets.
2 Non-income producing security - new issue that has not paid a dividend as of December 31, 2009.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $36,115,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $1,999,000 have been segregated as initial margin for open futures contracts.

63

Vanguard® Small-Cap Value Index Fund
Schedule of Investments
December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Index Funds and the Shareholders of Vanguard Small-Cap Index Fund, Vanguard Small-Cap Growth Index Fund and Vanguard Small-Cap Value Index Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements (not presented herein) of Vanguard Small-Cap Index Fund, Vanguard Small-Cap Growth Index Fund and Vanguard Small-Cap Value Index Fund (constituting separate portfolios of Vanguard Index Funds, hereafter referred to as the "Funds") as of December 31, 2009 and for the year then ended and have issued our unqualified report thereon dated February 16, 2010. Our audits included audits of the Funds' schedules of investments as of December 31, 2009. These schedules of investments are the responsibility of the Funds' management. Our responsibility is to express an opinion on these schedules of investments based on our audits.

In our opinion, the accompanying schedules of investments referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Philadelphia, PA
February 16, 2010

64

© 2010 Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA480 022010

Vanguard U.S. Stock Index Funds
Mid-Capitalization Portfolios
Annual Report

December 31, 2009

Vanguard Extended Market Index Fund
Vanguard Mid-Cap Index Fund
Vanguard Mid-Cap Growth Index Fund
Vanguard Mid-Cap Value Index Fund

> All four Vanguard U.S. mid-capitalization index funds closely tracked their target benchmarks for fiscal-year 2009, with returns ranging from about 37% to about 43%.

> After falling in early 2009, U.S. stocks rallied to post strong gains for the year.

Mid-size companies—especially growth stocks—did particularly well.

> All ten industry sectors contributed to the fund’s strong showing, led by information technology and consumer discretionary stocks.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Results of Proxy Voting.	10
Extended Market Index Fund.	13
Mid-Cap Index Fund.	33
Mid-Cap Growth Index Fund.	56
Mid-Cap Value Index Fund.	70
Your Fund’s After-Tax Returns.	86
About Your Fund’s Expenses.	88
Glossary.	91

Mid-Cap Index Fund
Mid-Cap Growth Index Fund
Mid-Cap Value Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2009
Total
Returns
Vanguard Extended Market Index Fund
Investor Shares	37.43%
Admiral™ Shares	37.65
Signal® Shares	37.62
Institutional Shares	37.69
ETF Shares
Market Price	38.10
Net Asset Value	37.63
S&P Completion Index	37.67
Mid-Cap Core Funds Average	36.21
Mid-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Vanguard Mid-Cap Index Fund
Investor Shares	40.22%
Admiral™ Shares	40.48
Signal® Shares	40.43
Institutional Shares	40.51
ETF Shares
Market Price	40.68
Net Asset Value	40.49
MSCI US Mid Cap 450 Index	40.49
Mid-Cap Core Funds Average	36.21
Mid-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund. Signal Shares also carry lower costs and are available to certain institutional shareholders who meet specific administrative, service, and account-size criteria. Institutional Shares are available for a minimum initial investment of $5 million. These Vanguard ETF Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows the ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

1

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2009
Total
Returns
Vanguard Mid-Cap Growth Index Fund
Investor Shares	42.54%
ETF Shares
Market Price	43.10
Net Asset Value	42.85
MSCI US Mid Cap Growth Index	43.01
Mid-Cap Growth Funds Average	40.12
Mid-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Vanguard Mid-Cap Value Index Fund
Investor Shares	37.61%
ETF Shares
Market Price	37.98
Net Asset Value	37.75
MSCI US Mid Cap Value Index	37.84
Mid-Cap Value Funds Average	36.14
Mid-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund. Signal Shares also carry lower costs and are available to certain institutional shareholders who meet specific administrative, service, and account-size criteria. Institutional Shares are available for a minimum initial investment of $5 million. These Vanguard ETF Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows the ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

2

Your Fund’s Performance at a Glance

December 31, 2008 , Through December 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Extended Market Index Fund
Investor Shares	$24.01	$32.67	$0.326	$0.000
Admiral Shares	24.01	32.67	0.375	0.000
Signal Shares	20.64	28.08	0.321	0.000
Institutional Shares	24.02	32.68	0.388	0.000
ETF Shares	31.67	43.09	0.494	0.000
Vanguard Mid-Cap Index Fund
Investor Shares	$11.80	$16.36	$0.182	$0.000
Admiral Shares	53.49	74.23	0.897	0.000
Signal Shares	16.89	23.43	0.283	0.000
Institutional Shares	11.82	16.40	0.205	0.000
ETF Shares	43.21	59.97	0.730	0.000
Vanguard Mid-Cap Growth Index Fund
Investor Shares	$13.43	$19.05	$0.093	$0.000
ETF Shares	34.12	48.45	0.290	0.000
Vanguard Mid-Cap Value Index Fund
Investor Shares	$12.92	$17.45	$0.321	$0.000
ETF Shares	32.80	44.31	0.864	0.000

3

Chairman’s Letter

Dear Shareholder,

After a bearish start to the year, stock prices turned around dramatically in March and rose through the rest of 2009 as investors reacted positively to signs that the economy was finally on the mend. Throughout the market’s decline and subsequent rebound, Vanguard’s four U.S. mid-capitalization index funds met their primary objective of closely tracking their target indexes.

The returns of the funds’ various share classes ranged between about 37% and 43%—excellent results that reflected the fact that the mid-cap segment of the market performed particularly well in 2009. Although the Extended Market Index Fund invests across the mid-cap market, it also invests in small-cap stocks, so its returns were a bit lower than those of the three other funds, which focus entirely on mid-cap companies.

If you own shares of the fund in a taxable account, you may wish to review the discussion on the fund’s after-tax returns that appears later in this report.

Impressive stock returns masked lingering uncertainties

For the 12 months ended December 31, 2009, the broad U.S. stock market returned more than 29%, its highest calendar-year return since 2003. The year began with the market searching for a

4

bottom, and it finally hit a low point in early March. From there, stocks mounted one of their strongest rallies ever—in magnitude and duration—resulting in a check mark-shaped stock chart for 2009.

The market’s outsized result came against a backdrop of economic uncertainty. The economy, which struggled to regain its footing as the financial crisis abated, began to show signs of growth in the second half of the year, even as unemployment climbed to levels not seen since 1983.

Stock markets outside the United States fared even better during 2009, especially many emerging markets, which weathered the financial crisis in relatively better fiscal and economic shape than their developed-market counterparts.

Bond markets calmed down, money market funds endured

Compared with the last months of 2008, when credit markets seized up and investors fled to the safety of U.S. Treasuries, 2009 represented a return to normalcy for bonds. Investors’ appetite for risk returned, and the demand for corporate bonds increased, raising their prices and bringing down their yields. For the 12 months ended December 31, the broad taxable bond market returned about 6%, while municipal bonds returned about 13%.

Market Barometer

	Average Annual Total Returns
	Periods Ended December 31, 2009
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	28.43%	-5.36%	0.79%
Russell 2000 Index (Small-caps)	27.17	-6.07	0.51
Dow Jones U.S. Total Stock Market Index	29.35	-5.01	1.09
MSCI All Country World Index ex USA (International)	42.14	-3.04	6.30

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.93%	6.04%	4.97%
Barclays Capital Municipal Bond Index	12.91	4.41	4.32
Citigroup Three-Month U.S. Treasury Bill Index	0.16	2.22	2.88

CPI
Consumer Price Index	2.72%	2.28%	2.56%

5

Meanwhile, money market funds and other short-term savings vehicles did poorly in 2009. Interest rates at the shortest end of the maturity spectrum remained at historic lows, a casualty of the Federal Reserve Board’s efforts to revive the economy. The Fed kept its target for the federal funds rate between 0% and 0.25% for the entire year.

Broad-based recovery lifted mid-cap funds’ returns

From the year’s start through early March, stock indexes across the market’s capitalization spectrum continued their decline from 2008; they then reversed course suddenly and gained steadily through the rest of the year. The market’s recovery was broad-based, with all ten industry sectors in our four mid-cap index funds posting yearly gains, a direct contrast to 2008, when all ten sectors recorded substantial losses.

Information technology companies, which are among the largest weightings in three of our four mid-cap index funds, returned 64% or more in each of the four funds. The sector was powered by renewed IT spending by corporations, which had slashed their budgets during the financial crisis. Business purchases of communications equipment, computer hardware, and computer software were expected to continue to rise, as was consumer spending for home computers and electronic components. This performance by IT proved to be the leading contributor to the year’s gains in all the funds except Mid-Cap Value

Expense Ratios
Your Fund Compared With Its Peer Group
						Peer
	Investor	Admiral	Signal	Institutional	ETF	Group
	Shares	Shares	Shares	Shares	Shares	Average
Extended Market Index Fund	0.30%	0.15%	0.15%	0.09%	0.15%	1.30%
Mid-Cap Index Fund	0.27	0.15	0.15	0.09	0.15	1.30
Mid-Cap Growth Index Fund	0.30	—	—	—	0.15	1.49
Mid-Cap Value Index Fund	0.30	—	—	—	0.15	1.41

The fund expense ratios shown are from the prospectuses dated April 29, 2009, and represent estimated costs for the current fiscal year based on the funds’ net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the expense ratios were: for the
Extended Market Index Fund, 0.30% for Investor Shares, 0.13% for Admiral Shares, 0.13% for Signal Shares, 0.08% for Institutional Shares,
and 0.13% for ETF Shares; for the Mid-Cap Index Fund, 0.27% for Investor Shares, 0.14% for Admiral Shares, 0.14% for Signal Shares, 0.08%
for Institutional Shares, and 0.14% for ETF Shares; for the Mid-Cap Growth Index Fund, 0.30% for Investor Shares and 0.14% for ETF Shares;
and for the Mid-Cap Value Index Fund, 0.30% for Investor Shares and 0.14% for ETF Shares. The peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2008.

Peer groups: for both the Extended Market Index Fund and the Mid-Cap Index Fund, Mid-Cap Core Funds; for the Mid-Cap Growth Index Fund,
Mid-Cap Growth Funds; and for the Mid-Cap Value Index Fund, Mid-Cap Value Funds.

6

Index, where tech stocks have a much smaller presence. Even in that fund, however, information technology was the second-best contributor to the fund’s performance.

The other most significant gains came from the consumer discretionary sector. These stocks—representing restaurants, specialty stores, media companies, and the like—suffered acutely in the bear market as consumers cut back on nonessentials. As the recession eased, investors anticipated renewed discretionary spending. Returns in this sector in the mid-cap arena ranged from 42% in the Mid-Cap Growth Index Fund to 63% in its value counterpart.

Returns were not as robust among financial stocks, where the effects of the credit crisis lingered. Financials, including

Total Returns
Ten Years Ended December 31, 2009

Average
Annual Return
Extended Market Index Fund Investor Shares	1.71%
Spliced Extended Market Index	1.72
Mid-Cap Core Funds Average	3.72

Spliced Extended Market Index: Dow Jones Wilshire 4500 Index through June 17, 2005; S&P Transitional Completion Index through
September 16, 2005; S&P Completion Index thereafter.
Mid-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Mid-Cap Index Fund Investor Shares	6.13%
Spliced Mid-Cap Index	6.13
Mid-Cap Core Funds Average	3.72

Spliced Mid-Cap Index: S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter.
Mid-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Mid-Cap Growth Index Fund Investor Shares (Returns since inception: 8/24/2006)	-0.99%
MSCI US Mid Cap Growth Index	-0.85
Mid-Cap Growth Funds Average	-0.12
Mid-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Mid-Cap Value Index Fund Investor Shares (Returns since inception: 8/24/2006)	-1.92%
MSCI US Mid Cap Value Index	-1.78
Mid-Cap Value Funds Average	-1.55
Mid-Cap Value Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

7

banks and real estate and insurance companies, represent the largest sector in the two funds with the broadest portfolios—the Extended Market Index and Mid-Cap Index Funds—but these stocks posted some of the least impressive returns. Nonetheless, with returns for financials ranging from 8% in the Extended Market Index Fund to 26% in the Mid-Cap Growth Index Fund, the turnaround in this sector was a welcome sign that the economy was healing.

Among other sectors, energy stocks did especially well as increased demand for oil, natural gas, and other energy sources helped prices rebound from their lows at the recession’s depth. Although they represent a relatively small slice of the market, energy stocks’ returns were so robust—ranging from 56% to 71% in the four funds—that they contributed outsized gains to the funds’ bottom lines.

A look at the long-term record of our mid-cap index funds

After volatile years like 2008 and 2009, it can be helpful to step back and take a longer view of any stock fund’s performance. As shown in the table on page 7, our four mid-cap index funds have done quite well in tracking their benchmarks—which is, after all, the primary objective of an index fund.

In fact, for the two funds that have been operating for more than ten years, the ten-year average annual return is nearly identical to that of their target indexes. This is a credit to the fund’s advisor, Vanguard Quantitative Equity Group, which has more than 30 years of index-tracking experience.

These long-tenured professionals have developed sophisticated portfolio construction and trading methodologies to help Vanguard deliver superior index-fund management in a variety of different marketplaces and all market environments. The group’s efforts are made easier, of course, by the funds’ low operating expenses.

You’ll note that the Mid-Cap Index Fund outperformed its peers over the past decade, a gratifying result for investors who believe in the inherent benefits of index investing. Meanwhile, the Extended Market Index Fund’s ten-year average annual return is lower than the peer-group average. As mentioned before, this fund includes a broad sampling of small-cap stocks as well as mid-caps, and small-caps didn’t perform as well over the past ten years. Of course, there’s no way of knowing whether mid- or small-cap stocks will outperform in the years ahead, and the Extended Market Index Fund can be a good choice for investors looking for broad exposure to both market segments.

The two newer funds, which cover the growth and value segments of the mid-cap universe, have been operating only since 2006, so their long-term record has not yet fully materialized.

Putting a tough decade for stocks in perspective

Equity returns for the past decade have served as a forceful reminder that the stock market sometimes fails to live up to its historical long-term averages and can

8

even underperform other asset classes, like fixed income securities, over longer periods, as it did in the past ten years.

However, we believe the case for long-term equity investing remains sound. History shows us that the U.S. economy and stock market have been resilient over the years and have overcome many crises, including the Great Depression and two World Wars. The inherent risks in the stock market are why we expect stocks to outperform less risky assets over most long-term periods. In other words, investors can reasonably expect higher long-term returns when taking on more risk.

Of course, nobody knows whether this faith in stocks will be rewarded in 2010 as it was in 2009, because the market’s twists and turns are impossible to predict with certainty. But while we can’t control the markets, we can control how we react to the market’s inevitable volatility and cyclical shifts. Besides diversifying among asset classes, it is valuable to diversify within each asset type—for example, between growth and value stocks, and among stocks of large-, mid-, and small-capitalizations. Vanguard’s mid-cap index funds can help you stay invested in the mid-cap arena in a diversified, low-cost, and tax-efficient way.

On another matter, I would like to inform you that on January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

Thank you for your entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 14, 2010

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

Extended Market Index Fund, Mid-Cap Index Fund, Mid-Cap Growth Index Fund, Mid-Cap Value Index Fund

			Percentage
Trustee	For	Withheld	For
John J. Brennan	5,783,728,017	132,330,913	97.7%
Charles D. Ellis	5,728,724,219	187,334,711	96.8%
Emerson U. Fullwood	5,780,086,736	135,972,194	97.7%
Rajiv L. Gupta	5,775,585,512	140,473,418	97.6%
Amy Gutmann	5,783,328,789	132,730,141	97.7%
JoAnn Heffernan Heisen	5,774,973,685	141,085,245	97.6%
F. William McNabb III	5,787,447,014	128,611,916	97.8%
André F. Perold	5,773,103,389	142,955,541	97.5%
Alfred M. Rankin, Jr.	5,776,127,477	139,931,453	97.6%
Peter F. Volanakis	5,791,986,958	124,071,972	97.9%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:

(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

10

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Extended Market Index Fund
2a	236,812,297	3,797,640	6,791,478	21,688,216	88.0%
2b	235,715,205	4,136,068	7,550,148	21,688,210	87.6%
2c	232,753,197	4,045,556	10,602,667	21,688,211	86.5%
2d	235,067,744	4,029,787	8,303,885	21,688,216	87.4%
2e	234,795,163	3,882,543	8,723,712	21,688,213	87.3%
2f	236,125,115	4,059,957	7,216,350	21,688,209	87.7%
2g	237,292,685	3,952,026	6,156,708	21,688,213	88.2%

Mid-Cap Index Fund
2a	460,157,871	6,868,376	12,483,281	68,941,261	83.9%
2b	456,878,689	7,605,277	15,025,557	68,941,267	83.3%
2c	445,102,379	7,466,066	26,941,078	68,941,267	81.2%
2d	450,141,589	7,460,332	21,907,604	68,941,265	82.1%
2e	450,050,641	7,085,303	22,373,581	68,941,265	82.1%
2f	452,589,913	7,205,935	19,713,674	68,941,267	82.5%
2g	454,421,266	7,060,161	18,028,094	68,941,269	82.9%

Mid-Cap Growth Index Fund
2a	19,458,937	461,377	323,474	2,773,339	84.5%
2b	19,427,889	490,520	325,378	2,773,340	84.4%
2c	19,314,643	471,732	457,412	2,773,339	83.9%
2d	19,312,858	496,905	434,026	2,773,338	83.9%
2e	19,228,998	476,864	537,928	2,773,337	83.5%
2f	19,432,867	460,397	350,522	2,773,340	84.4%
2g	19,433,832	479,684	330,270	2,773,341	84.4%

Mid-Cap Value Index Fund
2a	14,453,556	542,390	710,408	2,789,991	78.1%
2b	14,408,546	580,844	716,963	2,789,993	77.9%
2c	14,314,571	560,128	831,656	2,789,991	77.4%
2d	14,320,665	568,802	816,886	2,789,992	77.4%
2e	14,225,799	548,290	932,266	2,789,990	76.9%
2f	14,403,887	547,096	755,373	2,789,990	77.9%
2g	14,833,349	581,343	291,662	2,789,992	80.2%

11

Fund shareholders did not approve this proposal:

Proposal 3—Institute procedures to prevent holding investments in companies that, in the judgment of the board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

The trustees recommended a vote against the proposal because it called for procedures that duplicate existing practices and procedures of the Vanguard funds.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Extended Market Index Fund	26,166,233	5,409,212	215,486,392	22,027,794	9.7%

12

Extended Market Index Fund

Fund Profile
As of December 31, 2009

Share-Class Characteristics
	Investor	Admiral	Signal	Institutional	ETF
	Shares	Shares	Shares	Shares	Shares
Ticker Symbol	VEXMX	VEXAX	VEMSX	VIEIX	VXF
Expense Ratio1	0.30%	0.15%	0.15%	0.09%	0.15%
30-Day SEC Yield	1.12%	1.27%	1.27%	1.31%	1.27%

Portfolio Characteristics
			DJ
		S&P	U.S. Total
		Completion	Market
	Fund	Index	Index
Number of Stocks	3,012	3,465	4,201
Median Market Cap	$2.0B	$2.0B	$30.7B
Price/Earnings Ratio	301.7x	303.3x	35.7x
Price/Book Ratio	1.9x	1.9x	2.1x
Return on Equity	11.7%	11.7%	19.3%
Earnings Growth Rate	6.2%	6.2%	8.1%
Dividend Yield	1.1%	1.1%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	17%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
		DJ
	S&P	U.S. Total
	Completion	Market
	Index	Index
R-Squared	1.00	0.95
Beta	1.00	1.18

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Crown Castle	Integrated
International Corp.	telecommunication
	servies	0.5%
Mosaic Co.	Fertilizers &
	Agricultural
	Chemicals	0.5
Delta Air Lines Inc.	Airlines	0.4
Bunge Ltd.	Agricultural
	Products	0.4
Vertex Pharmaceuticals	Biotechnology
Inc.		0.4
Discovery	Broadcasting
Communications Inc.		0.4
BlackRock Inc.	Asset Management
	& Custody Banks	0.4
Ultra Petroleum Corp.	Oil & Gas
	Exploration &
	Production	0.4
Petrohawk Energy Corp.	Oil & Gas
	Exploration &
	Production	0.3
Newfield Exploration Co.	Oil & Gas
	Exploration &
	Production	0.3
Top Ten		4.0%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectuses dated April 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the fund’s expense ratios were 0.30% for
Investor Shares, 0.13% for Admiral Shares, 0.13% for Signal Shares, 0.08% for Institutional Shares, and 0.13% for ETF Shares.

13

Extended Market Index Fund

Sector Diversification (% of equity exposure)

			DJ
		S&P	U.S. Total
		Completion	Market
	Fund	Index	Index
Consumer
Discretionary	13.8%	13.7%	10.3%
Consumer Staples	3.6	3.6	9.9
Energy	7.2	7.2	10.6
Financials	18.3	18.4	16.0
Health Care	12.8	12.9	12.6
Industrials	15.0	15.0	10.6
Information
Technology	16.0	15.9	19.3
Materials	6.4	6.4	4.0
Telecommunication
Services	2.0	2.0	2.9
Utilities	4.9	4.9	3.8

Investment Focus

14

Extended Market Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 1999, Through December 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended December 31, 2009
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Extended Market Index Fund Investor
	Shares	37.43%	2.06%	1.71%	$11,853
••••••••	Dow Jones U.S. Total Stock Market
	Index	29.35	1.09	-0.17	9,828

	Spliced Extended Market Index	36.21	1.71	3.72	14,406
– – – –	Mid-Cap Core Funds Average	37.67	2.07	1.72	11,861

Spliced Extended Market Index: Dow Jones Wilshire 4500 Index through June 17, 2005; S&P Transitional Completion Index through
September 16, 2005; S&P Completion Index thereafter.
Mid-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

15

Extended Market Index Fund

			Since	Final Value
	One	Five	Inception	of a $100,000
	Year	Years	(11/13/2000)	Investment
Extended Market Index Fund
Admiral Shares	37.65%	2.21%	3.40%	$135,687
Dow Jones U.S. Total Stock Market
Index	29.35	1.09	0.79	107,434
Spliced Extended Market Index	37.67	2.07	3.31	134,634
Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception.

			Since	Final Value
	One		Inception	of a $1,000,000
	Year		(9/1/2006)	Investment
Extended Market Index Fund Signal
Shares	37.62%		-1.07%	$964,870
Dow Jones U.S. Total Stock Market
Index	29.35		-1.96	936,049
S&P Completion Index	37.67		-1.21	960,147
Performance for the fund’s Signal Shares and comparative standards is calculated since the Signal Shares’ inception.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Extended Market Index Fund
Institutional Shares	37.69%	2.25%	1.89%	$6,028,835
Dow Jones U.S. Total Stock Market
Index	29.35	1.09	-0.17	4,913,789
Spliced Extended Market Index	37.67	2.07	1.72	5,930,607

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(12/27/2001)	Investment
Extended Market Index Fund
ETF Shares Net Asset Value	37.63%	2.23%	5.72%	$15,613
Dow Jones U.S. Total Stock Market Index	29.35	1.09	2.63	12,312
Spliced Extended Market Index	37.67	2.07	5.67	15,551

Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.

For more information about how the ETF Shares' market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

16

Extended Market Index Fund

Cumulative Returns of ETF Shares: December 27, 2001, Through December 31, 2009

	One	Five	Since
	Year	Years	Inception
Extended Market Index Fund
ETF Shares Market Price	38.10%	11.74%	56.08%
Extended Market Index Fund
ETF Shares Net Asset Value	37.63	11.66	56.13
Spliced Extended Market Index	37.67	10.78	55.51

Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.

Fiscal-Year Total Returns (%): December 31, 1999, Through December 31, 2009

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

17

Extended Market Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of December 31, 2009

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value •	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Cablevision Systems Corp. Class A	1,487,434	38,406	0.3%
* CarMax Inc.	1,333,409	32,335	0.3%
* Las Vegas Sands Corp.	1,865,473	27,870	0.2%
* Urban Outfitters Inc.	779,008	27,258	0.2%
DISH Network Corp. Class A	1,262,449	26,221	0.2%
* Liberty Global Inc.	1,197,260	26,160	0.2%
* Discovery Communications Inc.	978,231	25,943	0.2%
* Dollar Tree Inc.	530,631	25,629	0.2%
* NVR Inc.	35,670	25,351	0.2%
Consumer Discretionary—Other †		1,454,601	11.6%
		1,709,774	13.6%
Consumer Staples
Bunge Ltd.	805,958	51,444	0.4%
* Energizer Holdings Inc.	419,359	25,698	0.2%
Church & Dwight Co. Inc.	422,860	25,562	0.2%
Consumer Staples—Other †		346,227	2.8%
		448,931	3.6%
Energy
* Ultra Petroleum Corp.	910,331	45,389	0.4%
* Petrohawk Energy Corp.	1,808,397	43,383	0.3%
* Newfield Exploration Co.	798,646	38,519	0.3%
* Pride International Inc.	1,049,072	33,476	0.3%
* Alpha Natural Resources Inc.	727,102	31,542	0.3%
Cimarex Energy Co.	501,990	26,590	0.2%
Helmerich & Payne Inc.	634,543	25,306	0.2%
Energy—Other †		646,125	5.1%
		890,330	7.1%
Financials
BlackRock Inc.	195,999	45,511	0.4%
New York Community Bancorp Inc.	2,499,504	36,268	0.3%
Everest Re Group Ltd.	358,613	30,726	0.2%

18

Extended Market Index Fund

		Market	Percentage
		Value •	of Net
	Shares	($000)	Assets
* TD Ameritrade Holding Corp.	1,518,651	29,431	0.2%
Financials—Other †		2,130,898	17.0%
		2,272,834	18.1%
Health Care
* Vertex Pharmaceuticals Inc.	1,158,210	49,629	0.4%
* Cerner Corp.	407,296	33,577	0.3%
* Human Genome Sciences Inc.	1,084,851	33,196	0.3%
* Edwards Lifesciences Corp.	340,094	29,537	0.2%
* Henry Schein Inc.	543,867	28,607	0.2%
Beckman Coulter Inc.	416,726	27,271	0.2%
* Alexion Pharmaceuticals Inc.	532,430	25,993	0.2%
Health Care—Other †		1,361,061	10.9%
		1,588,871	12.7%
Industrials
* Delta Air Lines Inc.	4,685,455	53,320	0.4%
* McDermott International Inc.	1,383,558	33,219	0.3%
Joy Global Inc.	615,060	31,731	0.3%
Manpower Inc.	471,650	25,743	0.2%
Bucyrus International Inc. Class A	451,682	25,461	0.2%
Industrials—Other †		1,695,618	13.5%
		1,865,092	14.9%
Information Technology
* Activision Blizzard Inc.	3,354,240	37,266	0.3%
Maxim Integrated Products Inc.	1,834,726	37,245	0.3%
* Cree Inc.	622,909	35,113	0.3%
* Lam Research Corp.	764,988	29,995	0.2%
* Avnet Inc.	909,333	27,426	0.2%
Global Payments Inc.	487,118	26,236	0.2%
* F5 Networks Inc.	476,497	25,245	0.2%
Information Technology—Other †		1,763,358	14.1%
		1,981,884	15.8%
Materials
Mosaic Co.	962,833	57,510	0.5%
Lubrizol Corp.	410,334	29,934	0.2%
Celanese Corp. Class A	863,215	27,709	0.2%
Materials—Other †		675,124	5.4%
		790,277	6.3%
Telecommunication Services
* Crown Castle International Corp.	1,505,286	58,766	0.5%
* NII Holdings Inc.	999,122	33,550	0.3%
Telecommunication Services—Other †		153,330	1.2%
		245,646	2.0%
Utilities
* NRG Energy Inc.	1,541,318	36,391	0.3%
Oneok Inc.	634,107	28,262	0.2%
MDU Resources Group Inc.	1,113,730	26,284	0.2%
Utilities—Other †		517,647	4.1%
		608,584	4.8%
Total Common Stocks (Cost $12,111,726)		12,402,223	98.9%[1]
Convertible Preferred Stocks
Consumer Discretionary †		492	0.0%
Total Convertible Preferred Stocks (Cost $633)		492	0.0%

19

Extended Market Index Fund

			Market	Percentage
			Value •	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
2,3 Vanguard Market Liquidity Fund	0.187%	271,943,860	271,944	2.1%
4U.S. Government and Agency Obligations †			6,993	0.1%
Total Temporary Cash Investments (Cost $278,936)			278,937	2.2%[1]
[5]Total Investments (Cost $12,391,295)			12,681,652	101.1%
Other Assets and Liabilities
Other Assets			88,360	0.7%
Liabilities[3]			(224,103)	(1.8%)
			(135,743)	(1.1%)
Net Assets			12,545,909	100.0%

At December 31, 2009, net assets consisted of:
				Amount
				($000)
Paid-in Capital				13,952,506
Overdistributed Net Investment Income				(20,862)
Accumulated Net Realized Losses				(1,677,778)
Unrealized Appreciation (Depreciation)
Investment Securities				290,357
Futures Contracts				1,686
Net Assets				12,545,909

20

Extended Market Index Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 131,904,271 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,309,262
Net Asset Value Per Share—Investor Shares	$32.67

Admiral Shares—Net Assets
Applicable to 70,410,211 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,300,482
Net Asset Value Per Share—Admiral Shares	$32.67

Signal Shares—Net Assets
Applicable to 59,160,644 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,661,174
Net Asset Value Per Share—Signal Shares	$28.08

Institutional Shares—Net Assets
Applicable to 106,921,351 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,494,072
Net Asset Value Per Share—Institutional Shares	$32.68

ETF Shares—Net Assets
Applicable to 18,125,008 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	780,919
Net Asset Value Per Share—ETF Shares	$43.09

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 1.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $178,285,000 of collateral received for securities on loan.
4 Securities with a value of $6,993,000 have been segregated as initial margin for open futures contracts.
5 The total value of securities on loan is $153,127,000.
See accompanying Notes, which are an integral part of the Financial Statements.
21

Extended Market Index Fund

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Dividends	133,065
Interest[1]	275
Security Lending	15,999
Total Income	149,339
Expenses
The Vanguard Group—Note B
Investment Advisory Services	420
Management and Administrative—Investor Shares	8,823
Management and Administrative—Admiral Shares	1,781
Management and Administrative—Signal Shares	1,196
Management and Administrative—Institutional Shares	1,068
Management and Administrative—ETF Shares	480
Marketing and Distribution—Investor Shares	818
Marketing and Distribution—Admiral Shares	367
Marketing and Distribution—Signal Shares	372
Marketing and Distribution—Institutional Shares	824
Marketing and Distribution—ETF Shares	184
Custodian Fees	573
Auditing Fees	30
Shareholders’ Reports and Proxies—Investor Shares	339
Shareholders’ Reports and Proxies—Admiral Shares	28
Shareholders’ Reports and Proxies—Signal Shares	38
Shareholders’ Reports and Proxies—Institutional Shares	46
Shareholders’ Reports and Proxies—ETF Shares	75
Trustees’ Fees and Expenses	20
Total Expenses	17,482
Net Investment Income	131,857
Realized Net Gain (Loss)
Investment Securities Sold	87,635
Futures Contracts	9,728
Realized Net Gain (Loss)	97,363
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,235,349
Futures Contracts	(1,823)
Change in Unrealized Appreciation (Depreciation)	3,233,526
Net Increase (Decrease) in Net Assets Resulting from Operations	3,462,746

1 Interest income from an affiliated company of the fund was $212,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Extended Market Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	131,857	158,203
Realized Net Gain (Loss)	97,363	(257,426)
Change in Unrealized Appreciation (Depreciation)	3,233,526	(5,332,324)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,462,746	(5,431,547)
Distributions
Net Investment Income
Investor Shares	(42,559)	(52,024)
Admiral Shares	(26,111)	(31,634)
Signal Shares	(18,811)	(24,173)
Institutional Shares	(40,612)	(46,301)
ETF Shares	(8,825)	(9,379)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(136,918)	(163,511)
Capital Share Transactions
Investor Shares	109,190	(145,336)
Admiral Shares	9,913	17,030
Signal Shares	(12,766)	(27,503)
Institutional Shares	101,830	623,997
ETF Shares	70,227	190,528
Net Increase (Decrease) from Capital Share Transactions	278,394	658,716
Total Increase (Decrease)	3,604,222	(4,936,342)
Net Assets
Beginning of Period	8,941,687	13,878,029
End of Period[1]	12,545,909	8,941,687

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($20,862,000) and ($15,801,000).

See accompanying Notes, which are an integral part of the Financial Statements.

23

Extended Market Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$24.01	$39.89	$38.68	$34.26	$31.36
Investment Operations
Net Investment Income	.316	.392	.453	.447	.350
Net Realized and Unrealized Gain (Loss)
on Investments	8.670	(15.862)	1.214	4.440	2.880
Total from Investment Operations	8.986	(15.470)	1.667	4.887	3.230
Distributions
Dividends from Net Investment Income	(.326)	(.410)	(.457)	(.467)	(.330)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.326)	(.410)	(.457)	(.467)	(.330)
Net Asset Value, End of Period	$32.67	$24.01	$39.89	$38.68	$34.26

Total Return[1]	37.43%	-38.73%	4.33%	14.27%	10.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,309	$3,080	$5,254	$6,172	$5,441
Ratio of Total Expenses to
Average Net Assets	0.30%	0.25%	0.24%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.16%	1.22%	1.13%	1.22%	1.12%
Portfolio Turnover Rate[2]	17%	13%	14%	16%	27%[3]

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
3 Includes activity related to a change in the fund’s target index.

See accompanying Notes, which are an integral part of the Financial Statements.
24

Extended Market Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$24.01	$39.90	$38.70	$34.28	$31.36
Investment Operations
Net Investment Income	.362	.443	.510	.503	.409
Net Realized and Unrealized Gain (Loss)
on Investments	8.673	(15.881)	1.214	4.440	2.880
Total from Investment Operations	9.035	(15.438)	1.724	4.943	3.289
Distributions
Dividends from Net Investment Income	(.375)	(.452)	(.524)	(.523)	(.369)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.375)	(.452)	(.524)	(.523)	(.369)
Net Asset Value, End of Period	$32.67	$24.01	$39.90	$38.70	$34.28

Total Return	37.65%	-38.63%	4.48%	14.43%	10.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,300	$1,705	$2,811	$3,137	$2,379
Ratio of Total Expenses to
Average Net Assets	0.13%	0.10%	0.09%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.33%	1.37%	1.28%	1.37%	1.27%
Portfolio Turnover Rate[1]	17%	13%	14%	16%	27%[2]

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
2 Includes activity related to a change in the fund’s target index.

See accompanying Notes, which are an integral part of the Financial Statements.
25

Extended Market Index Fund

Financial Highlights

Signal Shares
				Sept. 1,
				2006[1] to
	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$20.64	$34.29	$33.26	$30.79
Investment Operations
Net Investment Income	.310	.381	.443	.173
Net Realized and Unrealized Gain (Loss) on Investments	7.451	(13.642)	1.035	2.698
Total from Investment Operations	7.761	(13.261)	1.478	2.871
Distributions
Dividends from Net Investment Income	(.321)	(.389)	(.448)	(.401)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.321)	(.389)	(.448)	(.401)
Net Asset Value, End of Period	$28.08	$20.64	$34.29	$33.26

Total Return	37.62%	-38.61%	4.46%	9.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,661	$1,230	$2,079	$408
Ratio of Total Expenses to Average Net Assets	0.13%	0.10%	0.09%	0.10%[2]
Ratio of Net Investment Income to Average Net Assets	1.33%	1.37%	1.28%	1.37%2
Portfolio Turnover Rate[3]	17%	13%	14%	16%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
26

Extended Market Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$24.02	$39.91	$38.71	$34.29	$31.38
Investment Operations
Net Investment Income	.374	.458	.523	.513	.419
Net Realized and Unrealized Gain (Loss)
on Investments	8.674	(15.882)	1.214	4.440	2.880
Total from Investment Operations	9.048	(15.424)	1.737	4.953	3.299
Distributions
Dividends from Net Investment Income	(.388)	(.466)	(.537)	(.533)	(.389)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.388)	(.466)	(.537)	(.533)	(.389)
Net Asset Value, End of Period	$32.68	$24.02	$39.91	$38.71	$34.29

Total Return	37.69%	-38.58%	4.51%	14.46%	10.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,494	$2,442	$3,175	$2,621	$2,361
Ratio of Total Expenses to
Average Net Assets	0.08%	0.06%	0.06%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	1.38%	1.41%	1.31%	1.40%	1.30%
Portfolio Turnover Rate[1]	17%	13%	14%	16%	27%[2]

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
2 Includes activity related to a change in the fund’s target index.

See accompanying Notes, which are an integral part of the Financial Statements.
27

Extended Market Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008[1]	2007[1]	2006[1]	2005[1]
Net Asset Value, Beginning of Period	$31.67	$52.62	$51.03	$45.20	$41.37
Investment Operations
Net Investment Income	.476	.595	.695	.669	.532
Net Realized and Unrealized Gain (Loss)
on Investments	11.438	(20.935)	1.592	5.858	3.806
Total from Investment Operations	11.914	(20.340)	2.287	6.527	4.338
Distributions
Dividends from Net Investment Income	(.494)	(.610)	(.697)	(.697)	(.508)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.494)	(.610)	(.697)	(.697)	(.508)
Net Asset Value, End of Period	$43.09	$31.67	$52.62	$51.03	$45.20

Total Return	37.63%	-38.60%	4.49%	14.46%	10.48%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$781	$484	$559	$409	$368
Ratio of Total Expenses to
Average Net Assets	0.13%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.33%	1.39%	1.29%	1.39%	1.29%
Portfolio Turnover Rate[2]	17%	13%	14%	16%	27%[3]

1 Adjusted to reflect a 2-for-1 share split as of the close of business on June 13, 2008.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
3 Includes activity related to a change in the fund’s target index.

See accompanying Notes, which are an integral part of the Financial Statements.
28

Extended Market Index Fund

Notes to Financial Statements

Vanguard Extended Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Signal Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum amount of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for

U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

29

Extended Market Index Fund

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the fund had contributed capital of $2,345,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.94% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	12,402,212	—	11
Convertible Preferred Stocks	492	—	—
Temporary Cash Investments	271,944	6,993	—
Futures Contracts—Assets[1]	29	—	—
Futures Contracts—Liabilities[1]	(966)	—	—
Total	12,673,711	6,993	11
1 Represents variation margin on the last day of the reporting period.

30

Extended Market Index Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended December 31, 2009:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of December 31, 2008	—
Transfers into Level 3	11
Balance as of December 31, 2009	11

D. At December 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
E-mini Russell 2000 Index	March 2010	1,571	98,015	1,443
S&P MidCap 400 Index	March 2010	38	13,773	243

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2009, the fund realized $419,698,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at December 31, 2009, the fund had $1,967,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $1,660,045,000 to offset future net capital gains of $100,407,000 through December 31, 2011, $60,375,000 through December 31, 2014, $168,517,000 through December 31, 2015, $708,199,000 through December 31, 2016, and $622,547,000 through December 31, 2017.

At December 31, 2009, the cost of investment securities for tax purposes was $12,408,498,000. Net unrealized appreciation of investment securities for tax purposes was $273,154,000, consisting of unrealized gains of $2,315,814,000 on securities that had risen in value since their purchase and $2,042,660,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2009, the fund purchased $2,857,826,000 of investment securities and sold $2,614,523,000 of investment securities, other than temporary cash investments.

31

Extended Market Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended December 31,
	2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	761,674	28,907	816,164	25,353
Issued in Lieu of Cash Distributions	41,348	1,267	50,355	2,207
Redeemed	(693,832)	(26,523)	(1,011,855)	(31,028)
Net Increase (Decrease)—Investor Shares	109,190	3,651	(145,336)	(3,468)
Admiral Shares
Issued	273,049	10,067	405,123	13,178
Issued in Lieu of Cash Distributions	22,579	699	27,416	1,202
Redeemed	(285,715)	(11,344)	(415,509)	(13,844)
Net Increase (Decrease)—Admiral Shares	9,913	(578)	17,030	536
Signal Shares
Issued	402,911	17,572	497,458	18,247
Issued in Lieu of Cash Distributions	17,903	645	23,189	1,184
Redeemed	(433,580)	(18,677)	(548,150)	(20,434)
Net Increase (Decrease)—Signal Shares	(12,766)	(460)	(27,503)	(1,003)
Institutional Shares
Issued	1,058,868	41,224	1,258,019	41,148
Issued in Lieu of Cash Distributions	38,283	1,185	43,456	1,909
Redeemed	(995,321)	(37,183)	(677,478)	(20,908)
Net Increase (Decrease)—Institutional Shares	101,830	5,226	623,997	22,149
ETF Shares
Issued	936,493	31,036	1,742,565	40,470[1]
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(866,266)	(28,200)	(1,552,037)	(35,800)[1]
Net Increase (Decrease)—ETF Shares	70,227	2,836	190,528	4,670[1]
1 Shares adjusted to reflect a 2-for-1 split as of the close of business on June 13, 2008.

H. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 12, 2010, for potential recognition or disclosure in these financial statements.

32

Mid-Cap Index Fund

Fund Profile
As of December 31, 2009

Share-Class Characteristics
	Investor	Admiral	Signal	Institutional	ETF
	Shares	Shares	Shares	Shares	Shares
Ticker Symbol	VIMSX	VIMAX	VMISX	VMCIX	VO
Expense Ratio1	0.27%	0.15%	0.15%	0.09%	0.15%
30-Day SEC Yield	1.04%	1.19%	1.19%	1.23%	1.18%

Portfolio Characteristics
		MSCI US	DJ
		Mid Cap	U.S. Total
		450	Market
	Fund	Index	Index
Number of Stocks	458	456	4,201
Median Market Cap	$4.7B	$4.7B	$30.7B
Price/Earnings Ratio 130.1x		129.3x	35.7x
Price/Book Ratio	2.0x	2.0x	2.1x
Return on Equity	15.2%	15.2%	19.3%
Earnings Growth Rate	9.6%	9.6%	8.1%
Dividend Yield	1.3%	1.3%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	21%	—	—
Short-Term Reserves	0.2%	—	—

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Mid Cap 450	Market
	Index	Index
R-Squared	1.00	0.95
Beta	1.00	1.16

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Intuitive Surgical Inc.	Health Care
	Equipment	0.6%
Marvell Technology	Semiconductors
Group Ltd.		0.6
Cameron International	Oil & Gas
Corp.	Equipment &
	Services	0.6
Western Digital Corp.	Computer Storage
	& Peripherals	0.5
Life Technologies Corp.	Biotechnology	0.5
Seagate Technology	Computer Storage
	& Peripherals	0.5
Consol Energy Inc.	Coal & Consumable
	Fuels	0.5
Micron Technology Inc.	Semiconductors	0.5
Hartford Financial	Multi-line Insurance
Services Group Inc.		0.5
Mead Johnson Nutrition	Personal Products
Co. Class A		0.5
Top Ten		5.3%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectuses dated April 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the fund’s expense ratios were 0.27% for
Investor Shares, 0.14% for Admiral Shares, 0.14% for Signal Shares, 0.08% for Institutional Shares, and 0.14% for ETF Shares.

33

Mid-Cap Index Fund

Sector Diversification (% of equity exposure)

		MSCI US	DJ
		Mid Cap	U.S. Total
		450	Market
	Fund	Index	Index
Consumer
Discretionary	14.6%	14.8%	10.3%
Consumer Staples	4.6	4.6	9.9
Energy	8.1	8.1	10.6
Financials	17.5	17.2	16.0
Health Care	11.0	11.0	12.6
Industrials	12.4	12.4	10.6
Information
Technology	16.9	16.9	19.3
Materials	6.9	6.9	4.0
Telecommunication
Services	1.3	1.4	2.9
Utilities	6.7	6.7	3.8

Investment Focus

34

Mid-Cap Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 1999, Through December 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended December 31, 2009
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Mid-Cap Index Fund Investor Shares	40.22%	2.28%	6.13%	$18,132
••••••••	Dow Jones U.S. Total Stock Market
	Index	29.35	1.09	-0.17	9,828

------	Spliced Mid-Cap Index	36.21	1.71	3.72	14,406
	Mid-Cap Core Funds Average	40.49	2.39	6.13	18,123

Spliced Mid-Cap Index: S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter.
Mid-Cap Core Funds Average: Derived from data provided by Lipper Inc.

			Since	Final Value
	One	Five	Inception	of a $100,000
	Year	Years	(11/12/2001)	Investment
Mid-Cap Index Fund Admiral Shares	40.48%	2.40%	6.59%	$168,052
Dow Jones U.S. Total Stock Market
Index	29.35	1.09	3.20	129,182
Spliced Mid-Cap Index	40.49	2.39	6.56	167,657

Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

35

Mid-Cap Index Fund

		Since	Final Value
	One	Inception	of a $1,000,000
	Year	(3/30/2007)	Investment
Mid-Cap Index Fund Signal Shares	40.43%	-6.54%	$829,880
Dow Jones U.S. Total Stock Market
Index	29.35	-5.95	844,479
MSCI US Mid Cap 450 Index	40.49	-6.54	829,982

Performance for the fund’s Signal Shares and comparative standards is calculated since the Signal Shares’ inception.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Mid-Cap Index Fund Institutional
Shares	40.51%	2.45%	6.30%	$9,211,451
Dow Jones U.S. Total Stock Market
Index	29.35	1.09	-0.17	4,913,789
Spliced Mid-Cap Index	40.49	2.39	6.13	9,061,572

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(1/26/2004)	Investment
Mid-Cap Index Fund
ETF Shares Net Asset Value	40.49%	2.39%	4.47%	$12,959
Dow Jones U.S. Total Stock Market Index	29.35	1.09	2.20	11,376
MSCI US Mid Cap 450 Index	40.49	2.39	4.49	12,973

Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.

For more information about how the ETF Shares' market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Cumulative Returns of ETF Shares: January 26, 2004, Through December 31, 2009

	One	Five	Since
	Year	Years	Inception
Mid-Cap Index Fund
ETF Shares Market Price	40.68%	12.62%	29.68%
Mid-Cap Index Fund
ETF Shares Net Asset Value	40.49	12.53	29.59
MSCI US Mid Cap 450 Index	40.49	12.53	29.73

Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

36

Mid-Cap Index Fund

Fiscal-Year Total Returns (%): December 31, 1999, Through December 31, 2009

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

37

Mid-Cap Index Fund

Financial Statements

Statement of Net Assets
As of December 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value •
		Shares	($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (14.6%)
*	priceline.com Inc.	426,890	93,275
	H&R Block Inc.	3,562,436	80,582
	Mattel Inc.	3,826,517	76,454
	Starwood Hotels &
	Resorts Worldwide Inc.	1,986,023	72,629
	Cablevision Systems Corp.
	Class A	2,619,665	67,640
*	Liberty Media Corp. -
	Interactive	6,022,661	65,286
	Nordstrom Inc.	1,725,235	64,834
	Genuine Parts Co.	1,695,327	64,355
	Whirlpool Corp.	786,530	63,442
	Harley-Davidson Inc.	2,493,511	62,837
	International
	Game Technology	3,149,615	59,118
	Ross Stores Inc.	1,345,619	57,471
*	CarMax Inc.	2,340,592	56,759
	Tiffany & Co.	1,318,914	56,713
	Ltd Brands Inc.	2,905,505	55,902
*	O’Reilly Automotive Inc.	1,452,866	55,383
*	Expedia Inc.	2,095,671	53,880
	Virgin Media Inc.	2,971,388	50,008
	Darden Restaurants Inc.	1,408,918	49,411
	Polo Ralph Lauren Corp.
	Class A	603,573	48,877
*	Urban Outfitters Inc.	1,340,273	46,896
*	Dollar Tree Inc.	950,086	45,889
	Wynn Resorts Ltd.	784,760	45,697
	Newell Rubbermaid Inc.	2,950,452	44,286
*	Discovery
	Communications Inc.
	Class A	1,430,577	43,876
	Hasbro Inc.	1,337,673	42,886
	Black & Decker Corp.	639,219	41,441
	BorgWarner Inc.	1,239,343	41,171
	Advance Auto Parts Inc.	1,014,124	41,052
	Scripps Networks
	Interactive Inc. Class A	958,080	39,760

*	Discovery
	Communications Inc.	1,495,261	39,654
	Family Dollar Stores Inc.	1,410,307	39,249
	Autoliv Inc.	904,030	39,199
	DeVry Inc.	680,457	38,602
*	ITT Educational
	Services Inc.	400,611	38,443
	Wyndham Worldwide Corp.	1,897,848	38,280
*	Interpublic Group
	of Cos. Inc.	5,167,377	38,135
*	Royal Caribbean
	Cruises Ltd.	1,476,618	37,329
	Gannett Co. Inc.	2,494,101	37,037
*	GameStop Corp. Class A	1,661,929	36,463
	Pulte Homes Inc.	3,643,308	36,433
	PetSmart Inc.	1,328,973	35,470
*	NVR Inc.	49,409	35,115
*	Goodyear Tire &
	Rubber Co.	2,441,509	34,425
	American Eagle
	Outfitters Inc.	1,977,351	33,575
	DR Horton Inc.	3,033,693	32,976
	Abercrombie & Fitch Co.	933,576	32,535
	Leggett & Platt Inc.	1,575,896	32,148
^	Strayer Education Inc.	148,749	31,608
*	Chipotle Mexican Grill Inc.
	Class A	336,506	29,666
*	Mohawk Industries Inc.	618,185	29,426
*,^	NetFlix Inc.	518,901	28,612
	Washington Post Co.
	Class B	64,655	28,422
*	Toll Brothers Inc.	1,455,694	27,382
*	LKQ Corp.	1,345,906	26,366
*	MGM Mirage	2,812,173	25,647
	Guess? Inc.	587,003	24,830
	Harman International
	Industries Inc.	699,793	24,689
*	Liberty Media Corp. - Starz	525,835	24,267
*	Lamar Advertising Co.
	Class A	773,396	24,045
*	AutoNation Inc.	1,230,312	23,560

38

Mid-Cap Index Fund

			Market
			Value •
		Shares	($000)
	Wendy’s/Arby’s Group Inc.
	Class A	4,255,585	19,959
*	Penn National Gaming Inc.	710,468	19,311
	Burger King Holdings Inc.	1,003,162	18,880
	Lennar Corp. Class A	1,468,310	18,750
	Foot Locker Inc.	1,655,811	18,446
	WABCO Holdings Inc.	680,749	17,557
	Brinker International Inc.	1,085,636	16,198
*	Hyatt Hotels Corp. Class A	404,197	12,049
	Weight Watchers
	International Inc.	368,968	10,759
*	Clear Channel Outdoor
	Holdings Inc. Class A	434,723	4,517
	Lennar Corp. Class B	63,528	625
*	Marvel Entertainment Inc.	334	18
*	Krispy Kreme
	Doughnuts Inc. Warrants
	Exp. 03/02/20	8,389	1
			2,848,468
Consumer Staples (4.6%)
	Mead Johnson Nutrition Co.
	Class A	2,172,828	94,953
	Bunge Ltd.	1,408,865	89,928
	JM Smucker Co.	1,263,606	78,028
	Dr Pepper Snapple
	Group Inc.	2,699,451	76,394
	Estee Lauder Cos. Inc.
	Class A	1,197,963	57,933
	McCormick & Co. Inc.	1,257,183	45,422
	Church & Dwight Co. Inc.	746,920	45,151
*	Energizer Holdings Inc.	700,455	42,924
*	Whole Foods Market Inc.	1,492,494	40,969
	Tyson Foods Inc. Class A	3,098,987	38,025
*	Ralcorp Holdings Inc.	601,725	35,929
*	Dean Foods Co.	1,916,437	34,573
*	Constellation Brands Inc.
	Class A	2,095,121	33,375
*	Hansen Natural Corp.	818,408	31,427
	Hormel Foods Corp.	784,566	30,167
	SUPERVALU Inc.	2,252,219	28,626
	Alberto-Culver Co. Class B	939,133	27,507
*	Smithfield Foods Inc.	1,580,939	24,014
	Flowers Foods Inc.	880,854	20,929
	PepsiAmericas Inc.	662,448	19,383
			895,657
Energy (8.1%)
*	Cameron
	International Corp.	2,598,146	108,603
	Consol Energy Inc.	1,919,885	95,610
	Range Resources Corp.	1,670,839	83,291
*	Petrohawk Energy Corp.	3,196,817	76,692
*	FMC Technologies Inc.	1,301,606	75,285
	El Paso Corp.	7,450,241	73,236
*	Newfield Exploration Co.	1,409,406	67,976
*	Nabors Industries Ltd.	3,019,392	66,094
*	Pride International Inc.	1,845,601	58,893

	Pioneer Natural
	Resources Co.	1,222,554	58,890
	BJ Services Co.	3,105,332	57,759
*	Alpha Natural
	Resources Inc.	1,273,006	55,223
	Cabot Oil & Gas Corp.	1,101,728	48,024
	Cimarex Energy Co.	886,398	46,953
	Helmerich & Payne Inc.	1,120,403	44,682
*	Kinder Morgan
	Management LLC	800,135	43,719
	EXCO Resources Inc.	1,907,832	40,503
*	Plains Exploration &
	Production Co.	1,455,591	40,262
*	Denbury Resources Inc.	2,651,509	39,242
	Arch Coal Inc.	1,726,190	38,408
	Massey Energy Co.	908,241	38,155
*	Oceaneering
	International Inc.	583,470	34,145
	Sunoco Inc.	1,242,600	32,432
*	Concho Resources Inc.	681,470	30,598
*	Dresser-Rand Group Inc.	875,729	27,682
*	Rowan Cos. Inc.	1,208,515	27,361
	Tidewater Inc.	549,701	26,358
*	Forest Oil Corp.	1,133,657	25,224
	Patterson-UTI Energy Inc.	1,633,081	25,068
	Tesoro Corp.	1,483,623	20,103
*	Quicksilver Resources Inc.	1,260,370	18,918
*	Continental Resources Inc.	360,657	15,469
*	SandRidge Energy Inc.	1,637,331	15,440
*	CNX Gas Corp.	321,553	9,492
*	Cobalt International
	Energy Inc.	576,234	7,975
			1,573,765
Financials (17.4%)
	Hartford Financial Services
	Group Inc.	4,084,847	95,014
	HCP Inc.	3,089,470	94,352
	Discover
	Financial Services	5,709,842	83,992
	Lincoln National Corp.	3,209,726	79,858
	Fifth Third Bancorp	8,031,637	78,308
	Host Hotels &
	Resorts Inc.	6,599,878	77,021
*	IntercontinentalExchange
	Inc.	660,731	74,200
	Ventas Inc.	1,663,201	72,748
	AvalonBay
	Communities Inc.	849,251	69,732
	Unum Group	3,521,289	68,736
	Regions Financial Corp.	12,628,389	66,804
	XL Capital Ltd. Class A	3,635,594	66,640
	Plum Creek
	Timber Co. Inc.	1,729,877	65,320
	ProLogis	4,704,662	64,407
	New York Community
	Bancorp Inc.	4,271,541	61,980

39

Mid-Cap Index Fund

			Market
			Value •
		Shares	($000)
	People’s United
	Financial Inc.	3,703,243	61,844
*	Genworth Financial Inc.
	Class A	5,116,636	58,074
	Kimco Realty Corp.	4,268,550	57,754
	Health Care REIT Inc.	1,272,562	56,400
*	SLM Corp.	4,968,303	55,993
	Everest Re Group Ltd.	646,607	55,401
	PartnerRe Ltd.	713,269	53,253
	KeyCorp	9,334,472	51,806
	Comerica Inc.	1,605,550	47,476
	Willis Group Holdings Ltd.	1,786,123	47,118
	Legg Mason Inc.	1,515,753	45,715
	Federal Realty
	Investment Trust	647,136	43,824
	Cincinnati Financial Corp.	1,641,575	43,075
	SL Green Realty Corp.	816,341	41,013
	Axis Capital Holdings Ltd.	1,436,994	40,825
	Nationwide Health
	Properties Inc.	1,140,175	40,111
	AMB Property Corp.	1,553,791	39,699
	Digital Realty Trust Inc.	768,536	38,642
	Torchmark Corp.	878,956	38,630
*,^	American International
	Group Inc.	1,286,831	38,579
	Liberty Property Trust	1,186,179	37,970
	WR Berkley Corp.	1,530,971	37,723
	Assurant Inc.	1,252,874	36,935
	Reinsurance Group of
	America Inc. Class A	773,152	36,841
	Macerich Co.	1,003,364	36,071
	Eaton Vance Corp.	1,178,083	35,826
	Rayonier Inc.	841,231	35,466
	RenaissanceRe
	Holdings Ltd.	662,076	35,189
*	CB Richard Ellis Group Inc.
	Class A	2,582,105	35,039
*	Markel Corp.	99,062	33,681
	HCC Insurance
	Holdings Inc.	1,193,078	33,370
	Regency Centers Corp.	938,295	32,897
*	Arch Capital Group Ltd.	454,082	32,490
	First American Corp.	961,851	31,847
*	First Horizon National Corp.	2,357,595	31,592
	Fidelity National
	Financial Inc. Class A	2,328,998	31,348
	Transatlantic Holdings Inc.	599,619	31,246
	Hospitality Properties Trust	1,297,555	30,765
*	NASDAQ OMX Group Inc.	1,508,552	29,900
*	Affiliated Managers
	Group Inc.	443,249	29,853
	Commerce Bancshares Inc.	749,115	29,006
	Duke Realty Corp.	2,379,585	28,960
^	Realty Income Corp.	1,107,881	28,705
	Cullen/Frost Bankers Inc.	570,962	28,548
*,^	St Joe Co.	983,076	28,401

	White Mountains Insurance
	Group Ltd.	84,757	28,195
	Marshall & Ilsley Corp.	5,090,103	27,741
	Federated Investors Inc.
	Class B	983,597	27,049
	Validus Holdings Ltd.	994,110	26,781
	UDR Inc.	1,600,619	26,314
	Huntington Bancshares Inc.	7,201,176	26,284
*	Jefferies Group Inc.	1,100,642	26,118
	Janus Capital Group Inc.	1,936,138	26,041
	Old Republic
	International Corp.	2,557,629	25,679
	Raymond James
	Financial Inc.	1,048,044	24,912
	SEI Investments Co.	1,421,712	24,908
	Weingarten
	Realty Investors	1,209,019	23,927
	Brown & Brown Inc.	1,278,870	22,981
	City National Corp.	464,790	21,194
	American Financial
	Group Inc.	802,729	20,028
	Greenhill & Co. Inc.	240,001	19,258
	TCF Financial Corp.	1,228,709	16,735
	Zions Bancorporation	1,277,436	16,390
	Associated Banc-Corp	1,290,489	14,208
	BOK Financial Corp.	288,224	13,696
	TFS Financial Corp.	985,709	11,967
	Mercury General Corp.	291,619	11,449
	Capitol Federal Financial	236,297	7,434
			3,383,302
Health Care (11.0%)
*	Intuitive Surgical Inc.	403,432	122,369
*	Life Technologies Corp.	1,873,530	97,854
*	Vertex
	Pharmaceuticals Inc.	2,044,243	87,596
*	Hospira Inc.	1,712,387	87,332
	AmerisourceBergen Corp.
	Class A	3,158,317	82,337
*	Humana Inc.	1,802,612	79,117
*	DaVita Inc.	1,104,914	64,903
*	Waters Corp.	1,014,871	62,881
*	Varian Medical
	Systems Inc.	1,334,004	62,498
*	Cerner Corp.	731,835	60,333
*	Mylan Inc.	3,244,218	59,791
	DENTSPLY
	International Inc.	1,500,480	52,772
*	Edwards Lifesciences Corp.	599,361	52,055
*	Henry Schein Inc.	958,713	50,428
*	Cephalon Inc.	793,081	49,496
*	CareFusion Corp.	1,915,710	47,912
	Beckman Coulter Inc.	728,288	47,659
*	Alexion
	Pharmaceuticals Inc.	934,412	45,618
*	Millipore Corp.	590,335	42,711

40

Mid-Cap Index Fund

			Market
			Value •
		Shares	($000)
*	Watson
	Pharmaceuticals Inc.	1,067,161	42,270
*	ResMed Inc.	802,964	41,971
	IMS Health Inc.	1,938,425	40,823
*	Illumina Inc.	1,318,946	40,426
*	Hologic Inc.	2,726,599	39,536
*	Coventry Health Care Inc.	1,589,192	38,601
*	Mettler-Toledo
	International Inc.	358,107	37,598
*	Covance Inc.	679,700	37,091
*	Dendreon Corp.	1,391,886	36,579
*	Community Health
	Systems Inc.	985,217	35,074
*	Warner Chilcott PLC
	Class A	1,202,132	34,225
*	Inverness Medical
	Innovations Inc.	811,891	33,702
*	IDEXX Laboratories Inc.	622,921	33,289
	Perrigo Co.	833,188	33,194
*	King Pharmaceuticals Inc.	2,636,300	32,347
	Omnicare Inc.	1,268,090	30,662
	Universal Health
	Services Inc. Class B	965,358	29,443
*	Patterson Cos. Inc.	975,309	27,289
*	Lincare Holdings Inc.	721,495	26,782
*	Myriad Genetics Inc.	1,019,020	26,596
	Pharmaceutical Product
	Development Inc.	1,129,747	26,481
	Techne Corp.	376,179	25,791
*	Health Net Inc.	1,104,120	25,715
*	Endo Pharmaceuticals
	Holdings Inc.	1,245,886	25,553
*	Charles River Laboratories
	International Inc.	700,843	23,611
*	Gen-Probe Inc.	534,753	22,941
*	Kinetic Concepts Inc.	566,158	21,316
*	Amylin
	Pharmaceuticals Inc.	1,499,826	21,283
*	Abraxis Bioscience Inc.	85,855	3,481
			2,149,332
Industrials (12.4%)
*	Delta Air Lines Inc.	8,266,483	94,073
	Rockwell Collins Inc.	1,675,833	92,774
	Goodrich Corp.	1,317,327	84,638
	Dover Corp.	1,977,652	82,290
	Cooper Industries PLC	1,771,535	75,538
	Rockwell Automation Inc.	1,509,003	70,893
	WW Grainger Inc.	664,899	64,382
	Fastenal Co.	1,420,261	59,140
*	McDermott
	International Inc.	2,442,752	58,650
	Flowserve Corp.	594,176	56,167
	Joy Global Inc.	1,086,200	56,037
	Textron Inc.	2,871,216	54,008
	Masco Corp.	3,823,867	52,808
	Roper Industries Inc.	965,474	50,562

	Pitney Bowes Inc.	2,200,853	50,091
*	Jacobs Engineering
	Group Inc.	1,316,528	49,515
	RR Donnelley & Sons Co.	2,182,368	48,601
*	Stericycle Inc.	858,457	47,361
	Dun & Bradstreet Corp.	560,599	47,298
	Manpower Inc.	832,760	45,452
	Pall Corp.	1,253,278	45,369
	Bucyrus International Inc.
	Class A	798,182	44,994
*	Iron Mountain Inc.	1,940,933	44,176
*	Quanta Services Inc.	2,100,209	43,768
	AMETEK Inc.	1,142,678	43,696
	Equifax Inc.	1,342,647	41,474
	Robert Half
	International Inc.	1,532,880	40,974
*	URS Corp.	895,774	39,880
*	Foster Wheeler AG	1,343,548	39,554
	Avery Dennison Corp.	1,078,092	39,340
	Stanley Works	758,772	39,084
	Cintas Corp.	1,460,938	38,057
*	Kansas City Southern	1,020,449	33,971
	Donaldson Co. Inc.	779,587	33,164
	KBR Inc.	1,704,237	32,381
	Pentair Inc.	992,286	32,051
*	AGCO Corp.	982,242	31,766
*	Alliant Techsystems Inc.	350,057	30,900
	JB Hunt Transport
	Services Inc.	943,383	30,443
*	IHS Inc. Class A	537,007	29,433
*	Verisk Analytics Inc.
	Class A	961,572	29,116
	SPX Corp.	521,477	28,525
*	Copart Inc.	760,206	27,846
	Harsco Corp.	853,301	27,502
*	AMR Corp.	3,493,555	27,005
*	Navistar International Corp.	672,818	26,004
*	FTI Consulting Inc.	549,960	25,936
*	Aecom Technology Corp.	938,268	25,802
*	Shaw Group Inc.	888,461	25,543
	Ryder System Inc.	594,863	24,491
*	Covanta Holding Corp.	1,318,584	23,853
*	Hertz Global Holdings Inc.	1,959,057	23,352
*	Terex Corp.	1,147,432	22,731
*	Spirit Aerosystems
	Holdings Inc. Class A	1,113,073	22,106
	MSC Industrial Direct Co.
	Class A	469,638	22,073
*	Owens Corning	815,073	20,898
*,^	SunPower Corp. Class A	581,600	13,772
*	SunPower Corp. Class B	447,593	9,377
			2,420,685
Information Technology (16.9%)
*	Marvell Technology
	Group Ltd.	5,593,102	116,057
*	Western Digital Corp.	2,388,447	105,450

41

Mid-Cap Index Fund

			Market
			Value •
		Shares	($000)
	Seagate Technology	5,264,304	95,758
*	Micron Technology Inc.	8,999,100	95,031
*	Computer Sciences Corp.	1,612,563	92,771
*	Salesforce.com Inc.	1,185,681	87,468
	Amphenol Corp. Class A	1,821,746	84,128
*	Citrix Systems Inc.	1,945,593	80,956
*	Fiserv Inc.	1,641,082	79,560
*	BMC Software Inc.	1,955,843	78,429
	Xilinx Inc.	2,934,078	73,528
	Linear Technology Corp.	2,362,966	72,165
	Altera Corp.	3,127,209	70,769
*	SanDisk Corp.	2,412,430	69,936
*	McAfee Inc.	1,670,234	67,761
	Harris Corp.	1,406,734	66,890
	Maxim Integrated
	Products Inc.	3,253,610	66,048
	KLA-Tencor Corp.	1,813,329	65,570
*	Flextronics
	International Ltd.	8,621,406	63,023
*	Autodesk Inc.	2,440,867	62,022
*	Red Hat Inc.	1,998,497	61,754
*	Advanced Micro
	Devices Inc.	6,029,385	58,364
*	Cree Inc.	1,025,559	57,811
*	Affiliated Computer
	Services Inc. Class A	967,406	57,744
*	Teradata Corp.	1,825,280	57,369
	Microchip Technology Inc.	1,944,812	56,516
*	Lam Research Corp.	1,345,449	52,755
*	FLIR Systems Inc.	1,610,284	52,689
*	VeriSign Inc.	2,049,209	49,673
*	Avnet Inc.	1,605,197	48,413
*	Akamai Technologies Inc.	1,832,595	46,420
	Global Payments Inc.	856,916	46,154
*	F5 Networks Inc.	836,432	44,314
*	Equinix Inc.	410,211	43,544
*	LSI Corp.	6,926,454	41,628
	Lender Processing
	Services Inc.	1,021,347	41,528
*	SAIC Inc.	2,166,075	41,025
*	ANSYS Inc.	935,832	40,671
	National
	Semiconductor Corp.	2,512,559	38,593
*	Arrow Electronics Inc.	1,270,985	37,634
*	Hewitt Associates Inc.
	Class A	890,067	37,614
*	ON Semiconductor Corp.	4,260,408	37,534
*	Sybase Inc.	859,879	37,319
*	Alliance Data
	Systems Corp.	564,826	36,482
*	Synopsys Inc.	1,533,817	34,173
	Jabil Circuit Inc.	1,929,709	33,519
	Broadridge Financial
	Solutions Inc.	1,479,934	33,387
*	Nuance
	Communications Inc.	2,144,847	33,331

*	MEMC Electronic
	Materials Inc.	2,375,126	32,349
*	Brocade Communications
	Systems Inc.	4,231,911	32,290
*	Trimble Navigation Ltd.	1,272,901	32,077
	Factset Research
	Systems Inc.	475,829	31,343
	Total System Services Inc.	1,781,321	30,763
*	Ingram Micro Inc.	1,558,869	27,202
*	Dolby Laboratories Inc.
	Class A	563,834	26,912
*	AOL Inc.	1,145,892	26,676
*	Novellus Systems Inc.	1,037,219	24,209
*	Tellabs Inc.	4,002,496	22,734
*	Lexmark International Inc.
	Class A	829,574	21,552
*	IAC/InterActiveCorp	1,017,083	20,830
	Intersil Corp. Class A	1,301,621	19,967
*	NCR Corp.	1,689,314	18,802
*	DST Systems Inc.	423,313	18,435
	Molex Inc.	800,680	17,255
*	Cadence Design
	Systems Inc.	2,831,467	16,961
	Molex Inc. Class A	644,769	12,334
*	Avago Technologies Ltd.	500,124	9,147
			3,293,116
Materials (6.9%)
	United States Steel Corp.	1,523,597	83,981
	Vulcan Materials Co.	1,328,012	69,946
	Sigma-Aldrich Corp.	1,294,864	65,429
	Cliffs Natural
	Resources Inc.	1,391,803	64,148
*	Owens-Illinois Inc.	1,789,011	58,805
	Lubrizol Corp.	718,545	52,418
	MeadWestvaco Corp.	1,818,166	52,054
	Ball Corp.	949,972	49,114
	Celanese Corp. Class A	1,525,454	48,967
	Eastman Chemical Co.	771,997	46,505
	CF Industries Holdings Inc.	489,131	44,403
*	Crown Holdings Inc.	1,702,191	43,542
	Walter Energy Inc.	561,911	42,318
	Martin Marietta
	Materials Inc.	473,259	42,314
	Allegheny Technologies Inc.	937,746	41,983
	FMC Corp.	731,638	40,796
	Nalco Holding Co.	1,468,283	37,456
	Airgas Inc.	782,685	37,256
	Sealed Air Corp.	1,687,808	36,896
	Steel Dynamics Inc.	2,058,488	36,476
	International Flavors
	& Fragrances Inc.	839,722	34,546
	Terra Industries Inc.	1,060,156	34,126
	Bemis Co. Inc.	1,147,514	34,024
*	Pactiv Corp.	1,402,800	33,864
	Sonoco Products Co.	1,061,289	31,043

42

Mid-Cap Index Fund

			Market
			Value •
		Shares	($000)
	Reliance Steel &
	Aluminum Co.	702,568	30,365
	Albemarle Corp.	778,557	28,316
	Valspar Corp.	1,015,195	27,552
	AK Steel Holding Corp.	1,163,006	24,830
	Scotts Miracle-Gro Co.
	Class A	489,776	19,253
	Commercial Metals Co.	1,196,393	18,724
*	Titanium Metals Corp.	1,246,897	15,611
	Greif Inc. Class A	259,393	14,002
			1,341,063
Telecommunication Services (1.3%)
*	NII Holdings Inc.	1,765,027	59,270
	Windstream Corp.	4,641,562	51,011
*	SBA
	Communications Corp.
	Class A	1,115,541	38,107
*	Level 3
	Communications Inc.	17,366,696	26,571
	Frontier
	Communications Corp.	3,320,665	25,934
*	MetroPCS
	Communications Inc.	2,620,645	19,996
	Telephone & Data
	Systems Inc.	516,548	17,521
	Telephone & Data
	Systems Inc. - Special
	Common Shares	519,452	15,687
*	United States Cellular Corp.	200,686	8,511
			262,608
Utilities (6.7%)
	Questar Corp.	1,851,149	76,952
	DTE Energy Co.	1,747,501	76,174
*	NRG Energy Inc.	2,819,944	66,579
	Wisconsin Energy Corp.	1,242,135	61,896
	EQT Corp.	1,321,335	58,033
	CenterPoint Energy Inc.	3,902,898	56,631
	Northeast Utilities	1,863,301	48,054
	Oneok Inc.	1,063,717	47,410
	SCANA Corp.	1,237,240	46,619
	NiSource Inc.	2,926,904	45,016
	MDU Resources
	Group Inc.	1,857,945	43,847
	Allegheny Energy Inc.	1,800,668	42,280
	NSTAR	1,134,763	41,759
	American Water
	Works Co. Inc.	1,856,007	41,593
*	Calpine Corp.	3,760,089	41,361
	Pepco Holdings Inc.	2,346,109	39,532
	Pinnacle West
	Capital Corp.	1,075,553	39,344
	National Fuel Gas Co.	767,267	38,363
	CMS Energy Corp.	2,432,200	38,088
	OGE Energy Corp.	1,025,999	37,849
	Alliant Energy Corp.	1,175,344	35,566

	TECO Energy Inc.	2,158,490	35,011
	Integrys Energy Group Inc.	811,977	34,095
	DPL Inc.	1,232,888	34,028
	Energen Corp.	723,866	33,877
	NV Energy Inc.	2,493,973	30,875
	UGI Corp.	1,152,460	27,878
	Aqua America Inc.	1,444,935	25,301
*	Mirant Corp.	1,542,744	23,558
*	RRI Energy Inc.	3,736,257	21,371
*	Dynegy Inc. Class A	5,377,844	9,734
			1,298,674
	Total Common Stocks
	(Cost $18,689,706)		19,466,670
Temporary Cash Investments (0.7%)[1]
	Money Market Fund (0.7%)
2,3	Vanguard Market
	Liquidity Fund, 0.187%	131,935,023	131,935

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
4,5	Freddie Mac
	Discount Notes,
	0.230%, 6/21/10	2,000	1,998
Total Temporary Cash Investments
	(Cost $133,933)		133,933
	Total Investments (100.6%)
	(Cost $18,823,639)		19,600,603
Other Assets and Liabilities (-0.6%)
	Other Assets		115,422
	Liabilities[3]		(229,797)
			(114,375)
	Net Assets (100%)		19,486,228

At December 31, 2009, net assets consisted of:
			Amount
			($000)
	Paid-in Capital		22,115,283
Overdistributed Net Investment Income			(23,795)
Accumulated Net Realized Losses			(3,382,606)
Unrealized Appreciation (Depreciation)
	Investment Securities		776,964
	Futures Contracts		382
	Net Assets		19,486,228

43

Mid-Cap Index Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 414,847,351 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,788,771
Net Asset Value Per Share—
Investor Shares	$16.36

Admiral Shares—Net Assets
Applicable to 29,422,769 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,184,140
Net Asset Value Per Share—
Admiral Shares	$74.23

Signal Shares—Net Assets
Applicable to 100,123,638 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,346,297
Net Asset Value Per Share—
Signal Shares	$23.43

Amount
($000)
Institutional Shares—Net Assets
Applicable to 363,350,173 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,960,126
Net Asset Value Per Share—
Institutional Shares	$16.40

ETF Shares—Net Assets
Applicable to 36,800,877 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,206,894
Net Asset Value Per Share—
ETF Shares	$59.97

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $78,780,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.6%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $82,929,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $1,998,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.
44

Mid-Cap Index Fund

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Dividends	235,232
Interest[1]	121
Security Lending	6,351
Total Income	241,704
Expenses
The Vanguard Group—Note B
Investment Advisory Services	577
Management and Administrative—Investor Shares	12,024
Management and Administrative—Admiral Shares	1,879
Management and Administrative—Signal Shares	1,864
Management and Administrative—Institutional Shares	2,008
Management and Administrative—ETF Shares	1,489
Marketing and Distribution—Investor Shares	1,404
Marketing and Distribution—Admiral Shares	385
Marketing and Distribution—Signal Shares	494
Marketing and Distribution—Institutional Shares	1,242
Marketing and Distribution—ETF Shares	428
Custodian Fees	332
Auditing Fees	27
Shareholders’ Reports and Proxies—Investor Shares	607
Shareholders’ Reports and Proxies—Admiral Shares	25
Shareholders’ Reports and Proxies—Signal Shares	44
Shareholders’ Reports and Proxies—Institutional Shares	127
Shareholders’ Reports and Proxies—ETF Shares	160
Trustees’ Fees and Expenses	29
Total Expenses	25,145
Net Investment Income	216,559
Realized Net Gain (Loss)
Investment Securities Sold	(1,373,843)
Futures Contracts	6,382
Realized Net Gain (Loss)	(1,367,461)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	6,627,574
Futures Contracts	(320)
Change in Unrealized Appreciation (Depreciation)	6,627,254
Net Increase (Decrease) in Net Assets Resulting from Operations	5,476,352

1 Interest income from an affiliated company of the fund was $87,000.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Mid-Cap Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	216,559	253,019
Realized Net Gain (Loss)	(1,367,461)	(378,774)
Change in Unrealized Appreciation (Depreciation)	6,627,254	(8,785,676)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,476,352	(8,911,431)
Distributions
Net Investment Income
Investor Shares	(74,555)	(88,881)
Admiral Shares	(26,125)	(33,682)
Signal Shares	(27,839)	(33,374)
Institutional Shares	(73,930)	(81,431)
ETF Shares	(26,425)	(23,651)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(228,874)	(261,019)
Capital Share Transactions
Investor Shares	310,089	38,937
Admiral Shares	(15,864)	(92,327)
Signal Shares	100,492	294,541
Institutional Shares	512,438	459,621
ETF Shares	536,791	510,638
Net Increase (Decrease) from Capital Share Transactions	1,443,946	1,211,410
Total Increase (Decrease)	6,691,424	(7,961,040)
Net Assets
Beginning of Period	12,794,804	20,755,844
End of Period[1]	19,486,228	12,794,804

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($23,795,000) and ($11,480,000).

See accompanying Notes, which are an integral part of the Financial Statements.
46

Mid-Cap Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.80	$20.70	$19.78	$17.63	$15.64
Investment Operations
Net Investment Income	.171	.224	.269	.253	.198
Net Realized and Unrealized Gain (Loss)
on Investments	4.571	(8.894)	.918	2.144	1.983
Total from Investment Operations	4.742	(8.670)	1.187	2.397	2.181
Distributions
Dividends from Net Investment Income	(.182)	(.230)	(.267)	(.247)	(.191)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.182)	(.230)	(.267)	(.247)	(.191)
Net Asset Value, End of Period	$16.36	$11.80	$20.70	$19.78	$17.63

Total Return[1]	40.22%	-41.82%	6.02%	13.60%	13.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,789	$4,652	$8,075	$7,677	$6,399
Ratio of Total Expenses to
Average Net Assets	0.27%	0.22%	0.21%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.32%	1.36%	1.30%	1.43%	1.36%
Portfolio Turnover Rate[2]	21%	24%	19%	18%	18%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Mid-Cap Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$53.49	$93.93	$89.73	$79.98	$70.92
Investment Operations
Net Investment Income	.855	1.099	1.327	1.226	.946
Net Realized and Unrealized Gain (Loss)
on Investments	20.782	(40.405)	4.188	9.725	9.022
Total from Investment Operations	21.637	(39.306)	5.515	10.951	9.968
Distributions
Dividends from Net Investment Income	(.897)	(1.134)	(1.315)	(1.201)	(.908)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.897)	(1.134)	(1.315)	(1.201)	(.908)
Net Asset Value, End of Period	$74.23	$53.49	$93.93	$89.73	$79.98

Total Return	40.48%	-41.78%	6.17%	13.69%	14.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,184	$1,601	$2,975	$4,075	$2,852
Ratio of Total Expenses to
Average Net Assets	0.14%	0.11%	0.10%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	1.45%	1.47%	1.41%	1.52%	1.45%
Portfolio Turnover Rate[1]	21%	24%	19%	18%	18%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
48

Mid-Cap Index Fund

Financial Highlights

Signal Shares
			March 30,
	Year Ended		2007[1] to
	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$16.89	$29.66	$29.63
Investment Operations
Net Investment Income	.271	.349	.300
Net Realized and Unrealized Gain (Loss) on Investments	6.552	(12.759)	.138
Total from Investment Operations	6.823	(12.410)	.438
Distributions
Dividends from Net Investment Income	(.283)	(.360)	(.408)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.283)	(.360)	(.408)
Net Asset Value, End of Period	$23.43	$16.89	$29.66

Total Return	40.43%	-41.78%	1.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,346	$1,609	$2,458
Ratio of Total Expenses to Average Net Assets	0.14%	0.11%	0.10%[2]
Ratio of Net Investment Income to Average Net Assets	1.45%	1.47%	1.41%2
Portfolio Turnover Rate[3]	21%	24%	19%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Mid-Cap Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.82	$20.76	$19.83	$17.67	$15.67
Investment Operations
Net Investment Income	.197	.250	.300	.286	.228
Net Realized and Unrealized Gain (Loss)
on Investments	4.588	(8.933)	.928	2.149	1.983
Total from Investment Operations	4.785	(8.683)	1.228	2.435	2.211
Distributions
Dividends from Net Investment Income	(.205)	(.257)	(.298)	(.275)	(.211)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.205)	(.257)	(.298)	(.275)	(.211)
Net Asset Value, End of Period	$16.40	$11.82	$20.76	$19.83	$17.67

Total Return	40.51%	-41.76%	6.22%	13.78%	14.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,960	$3,820	$6,162	$4,633	$2,905
Ratio of Total Expenses to
Average Net Assets	0.08%	0.07%	0.07%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.51%	1.51%	1.44%	1.57%	1.50%
Portfolio Turnover Rate[1]	21%	24%	19%	18%	18%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
50

Mid-Cap Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$43.21	$75.90	$72.48	$64.61	$57.32
Investment Operations
Net Investment Income	.696	.895	1.042	.992	.785
Net Realized and Unrealized Gain (Loss)
on Investments	16.794	(32.656)	3.403	7.851	7.258
Total from Investment Operations	17.490	(31.761)	4.445	8.843	8.043
Distributions
Dividends from Net Investment Income	(.730)	(.929)	(1.025)	(.973)	(.753)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.730)	(.929)	(1.025)	(.973)	(.753)
Net Asset Value, End of Period	$59.97	$43.21	$75.90	$72.48	$64.61

Total Return	40.49%	-41.79%	6.14%	13.69%	14.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,207	$1,113	$1,087	$1,582	$1,044
Ratio of Total Expenses to
Average Net Assets	0.14%	0.12%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to
Average Net Assets	1.45%	1.46%	1.38%	1.52%	1.45%
Portfolio Turnover Rate[1]	21%	24%	19%	18%	18%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
51

Mid-Cap Index Fund

Notes to Financial Statements

Vanguard Mid-Cap Index Fund is registered under the Investment Company Act of 1940 as an openend investment company, or mutual fund. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Signal Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum amount of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for
U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

52

Mid-Cap Index Fund

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the fund had contributed capital of $3,695,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.48% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	19,466,670	—	—
Temporary Cash Investments	131,935	1,998	—
Futures Contracts—Liabilities[1]	(258)	—	—
Total	19,598,347	1,998	—

1 Represents variation margin on the last day of the reporting period.

53

Mid-Cap Index Fund

D. At December 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
S&P MidCap 400 Index	March 2010	56	20,297	382

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2009, the fund realized $319,921,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at December 31, 2009, the fund had $2,442,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $3,065,346,000 to offset future net capital gains of $14,378,000 through December 31, 2011, $63,490,000 through December 31, 2014, $1,194,244,000 through December 31, 2016, and $1,793,234,000 through December 31, 2017. In addition, the fund realized losses of $251,861,000 during the period from November 1, 2009, through December 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At December 31, 2009, the cost of investment securities for tax purposes was $18,887,459,000. Net unrealized appreciation of investment securities for tax purposes was $713,144,000, consisting of unrealized gains of $2,977,427,000 on securities that had risen in value since their purchase and $2,264,283,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2009, the fund purchased $5,660,002,000 of investment securities and sold $4,187,515,000 of investment securities, other than temporary cash investments.

54

Mid-Cap Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended December 31,
	2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,423,348	107,883	1,737,395	104,616
Issued in Lieu of Cash Distributions	69,914	4,350	82,868	7,401
Redeemed	(1,183,173)	(91,741)	(1,781,326)	(107,716)
Net Increase (Decrease)—Investor Shares	310,089	20,492	38,937	4,301
Admiral Shares
Issued	291,548	4,815	404,218	5,373
Issued in Lieu of Cash Distributions	22,510	309	29,154	573
Redeemed	(329,922)	(5,626)	(525,699)	(7,688)
Net Increase (Decrease)—Admiral Shares	(15,864)	(502)	(92,327)	(1,742)
Signal Shares
Issued	573,460	30,467	872,795	36,859
Issued in Lieu of Cash Distributions	23,904	1,038	29,003	1,809
Redeemed	(496,872)	(26,673)	(607,257)	(26,247)
Net Increase (Decrease)—Signal Shares	100,492	4,832	294,541	12,421
Institutional Shares
Issued	1,384,125	105,648	1,589,915	92,750
Issued in Lieu of Cash Distributions	71,321	4,413	76,936	6,856
Redeemed	(943,008)	(69,913)	(1,207,230)	(73,261)
Net Increase (Decrease)—Institutional Shares	512,438	40,148	459,621	26,345
ETF Shares
Issued	1,647,762	34,436	2,672,698	47,242
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,110,971)	(23,400)	(2,162,060)	(35,800)
Net Increase (Decrease)—ETF Shares	536,791	11,036	510,638	11,442

H. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 12, 2010, for potential recognition or disclosure in these financial statements.

55

Mid-Cap Growth Index Fund

Fund Profile
As of December 31, 2009

Share-Class Characteristics

	Investor	ETF
	Shares	Shares
Ticker Symbol	VMGIX	VOT
Expense Ratio[1]	0.30%	0.15%
30-Day SEC Yield	0.21%	0.36%

Portfolio Characteristics
		MSCI US	DJ
		Mid Cap	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	245	246	4,201
Median Market Cap	$5.0B	$4.9B	$30.7B
Price/Earnings Ratio	76.5x	76.3x	35.7x
Price/Book Ratio	3.2x	3.2x	2.1x
Return on Equity	18.1%	18.2%	19.3%
Earnings Growth Rate 17.7%		17.7%	8.1%
Dividend Yield	0.5%	0.5%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	43%	—	—
Short-Term Reserves	0.3%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Mid Cap	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	16.2%	16.4%	10.3%
Consumer Staples	3.4	3.3	9.9
Energy	9.8	9.8	10.6
Financials	4.8	4.8	16.0
Health Care	17.5	17.5	12.6
Industrials	15.6	15.6	10.6
Information
Technology	24.8	24.7	19.3
Materials	5.5	5.5	4.0
Telecommunication
Services	1.3	1.3	2.9
Utilities	1.1	1.1	3.8

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Mid Cap	Market
	Growth Index	Index
R-Squared	1.00	0.88
Beta	1.00	1.13

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Intuitive Surgical Inc.	Health Care
	Equipment	1.3%
Marvell Technology	Semiconductors
Group Ltd.		1.2
Cameron International	Oil & Gas
Corp.	Equipment &
	Services	1.1
Western Digital Corp.	Computer Storage
	& Peripherals	1.1
Life Technologies Corp.	Biotechnology	1.0
Consol Energy Inc.	Coal & Consumable
	Fuels	1.0
Delta Air Lines Inc.	Airlines	1.0
priceline.com Inc.	Internet Retail	1.0
Rockwell Collins Inc.	Aerospace &
	Defense	1.0
Salesforce.com Inc.	Application
	Software	0.9
Top Ten		10.6%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectuses dated April 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the fund’s expense ratios were 0.30% for
Investor Shares and 0.14% for ETF Shares.

56

Mid-Cap Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 24, 2006, Through December 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended December 31, 2009
				Final Value
		One	Since	of a $10,000
		Year	Inception	Investment
	Mid-Cap Growth Index Fund Investor
	Shares	42.54%	-0.99%	$9,673
••••••••	Dow Jones U.S. Total Stock Market
	Index	29.35	-1.48	9,511

	Mid-Cap Growth Funds	40.12	-0.12	9,960
– – – –	MSCI US Mid Cap Growth Average Index	43.01	-0.85	9,717

Mid-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Performance for the fund’s Investor Shares and comparative standards is calculated since the Investor Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

57

Mid-Cap Growth Index Fund

		Since	Final Value
	One	Inception	of a $10,000
	Year	(8/17/2006)	Investment
Mid-Cap Growth Index Fund
ETF Shares Net Asset Value	42.85%	-1.27%	$9,580
Dow Jones U.S. Total Stock Market Index	29.35	-1.59	9,474
MSCI US Mid Cap Growth Index	43.01	-1.27	9,579

Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.
For more information about how the ETF Shares' market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares'
market price was above or below the NAV.

Cumulative Returns of ETF Shares: August 17, 2006, Through December 31, 2009

	One	Since
	Year	Inception
Mid-Cap Growth Index Fund
ETF Shares Market Price	43.10%	-4.17%
Mid-Cap Growth Index Fund
ETF Shares Net Asset Value	42.85	-4.20
MSCI US Mid Cap Growth Index	43.01	-4.21

Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.

Fiscal-Year Total Returns (%): August 24, 2006, Through December 31, 2009

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

58

Mid-Cap Growth Index Fund

Financial Statements

Statement of Net Assets

As of December 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value •
		Shares	($000)
Common Stocks (100.2%)
Consumer Discretionary (16.2%)
*	priceline.com Inc.	52,556	11,483
	Cablevision Systems Corp.
	Class A	322,678	8,332
	Nordstrom Inc.	212,497	7,986
	International
	Game Technology	387,777	7,279
	Ross Stores Inc.	165,796	7,081
*	CarMax Inc.	288,388	6,993
	Tiffany & Co.	162,454	6,985
*	O'Reilly Automotive Inc.	179,009	6,824
*	Expedia Inc.	258,064	6,635
	Polo Ralph Lauren Corp.
	Class A	74,419	6,026
*	Urban Outfitters Inc.	165,125	5,778
*	Dollar Tree Inc.	117,024	5,652
	Wynn Resorts Ltd.	96,716	5,632
*	Discovery
	Communications Inc.
	Class A	176,195	5,404
	BorgWarner Inc.	152,711	5,073
	Advance Auto Parts Inc.	124,980	5,059
	Scripps Networks
	Interactive Inc. Class A	118,064	4,900
*	Discovery
	Communications Inc.	184,203	4,885
	Family Dollar Stores Inc.	173,791	4,837
	DeVry Inc.	83,851	4,757
*	ITT Educational Services Inc.	49,358	4,736
*	GameStop Corp. Class A	204,760	4,492
	PetSmart Inc.	163,702	4,369
*	NVR Inc.	6,089	4,327
	Virgin Media Inc.	237,961	4,005
	Strayer Education Inc.	18,320	3,893
*	Chipotle Mexican Grill Inc.
	Class A	41,452	3,654
*	NetFlix Inc.	63,920	3,525
*	LKQ Corp.	165,836	3,249
*	MGM Mirage	346,571	3,161
	Guess? Inc.	72,311	3,059
	Harman International
	Industries Inc.	86,277	3,044
	Pulte Homes Inc.	291,647	2,916
*	Goodyear Tire & Rubber Co.	195,621	2,758
	Burger King Holdings Inc.	123,584	2,326
	WABCO Holdings Inc.	83,082	2,143
	DR Horton Inc.	186,342	2,026
*	Lamar Advertising Co.
	Class A	61,476	1,911
*	Toll Brothers Inc.	88,848	1,671
*	Interpublic Group
	of Cos. Inc.	220,567	1,628
*	Penn National Gaming Inc.	43,271	1,176
	Wendy's/Arby's Group Inc.
	Class A	182,220	855
*	Clear Channel Outdoor
	Holdings Inc. Class A	52,254	543
			193,068
Consumer Staples (3.4%)
	Estee Lauder Cos. Inc.
	Class A	147,497	7,133
	Mead Johnson Nutrition Co.
	Class A	133,865	5,850
*	Energizer Holdings Inc.	86,390	5,294
*	Whole Foods Market Inc.	183,892	5,048
	Dr Pepper Snapple
	Group Inc.	166,248	4,705
*	Dean Foods Co.	236,060	4,258
*	Hansen Natural Corp.	100,888	3,874
	Flowers Foods Inc.	107,602	2,557
	Hormel Foods Corp.	33,632	1,293
			40,012
Energy (9.8%)
*	Cameron International Corp.	319,913	13,372
	Consol Energy Inc.	236,499	11,778
	Range Resources Corp.	205,881	10,263
*	Petrohawk Energy Corp.	393,688	9,445
*	FMC Technologies Inc.	160,283	9,271
*	Alpha Natural Resources Inc.	156,882	6,806

59

Mid-Cap Growth Index Fund

			Market
			Value •
		Shares	($000)
	Helmerich & Payne Inc.	138,044	5,505
	EXCO Resources Inc.	235,012	4,989
*	Plains Exploration
	& Production Co.	179,326	4,960
*	Denbury Resources Inc.	326,502	4,832
	Massey Energy Co.	111,960	4,703
*	Oceaneering
	International Inc.	71,827	4,203
	Cabot Oil & Gas Corp.	88,263	3,847
*	Concho Resources Inc.	84,032	3,773
	BJ Services Co.	191,212	3,557
*	Dresser-Rand Group Inc.	107,970	3,413
*	Quicksilver Resources Inc.	153,904	2,310
	Patterson-UTI Energy Inc.	129,558	1,989
*	Continental Resources Inc.	44,205	1,896
*	Rowan Cos. Inc.	73,891	1,673
*	SandRidge Energy Inc.	130,289	1,229
	Tesoro Corp.	90,472	1,226
*	CNX Gas Corp.	39,337	1,161
*	Cobalt International
	Energy Inc.	70,285	973
			117,174
Financials (4.8%)
	Host Hotels & Resorts Inc.	812,985	9,488
*	IntercontinentalExchange Inc.	81,398	9,141
	Eaton Vance Corp.	145,224	4,416
*	CB Richard Ellis Group Inc.
	Class A	318,122	4,317
*	Affiliated Managers
	Group Inc.	54,560	3,675
*	St Joe Co.	121,118	3,499
*	Jefferies Group Inc.	135,618	3,218
	Janus Capital Group Inc.	238,454	3,207
	SEI Investments Co.	175,140	3,068
	Regions Financial Corp.	544,452	2,880
	Brown & Brown Inc.	157,450	2,829
	Greenhill & Co. Inc.	29,347	2,355
	Digital Realty Trust Inc.	32,830	1,651
*	American International
	Group Inc.	54,979	1,648
*	NASDAQ OMX Group Inc.	64,554	1,280
	TFS Financial Corp.	60,220	731
			57,403
Health Care (17.6%)
*	Intuitive Surgical Inc.	49,644	15,058
*	Life Technologies Corp.	230,817	12,056
*	Hospira Inc.	210,606	10,741
*	DaVita Inc.	136,168	7,999
*	Waters Corp.	125,060	7,749
*	Varian Medical Systems Inc.	164,302	7,698
*	Cerner Corp.	90,211	7,437
*	Mylan Inc.	399,639	7,365
*	Vertex Pharmaceuticals Inc.	163,713	7,015
	DENTSPLY International Inc.	184,799	6,499
*	Edwards Lifesciences Corp.	73,886	6,417
*	Henry Schein Inc.	118,110	6,213

*	Cephalon Inc.	97,717	6,099
	Beckman Coulter Inc.	89,811	5,877
*	Alexion Pharmaceuticals Inc.	115,123	5,620
*	Millipore Corp.	72,706	5,260
*	Watson Pharmaceuticals Inc.	131,552	5,211
*	ResMed Inc.	98,883	5,169
	IMS Health Inc.	238,737	5,028
*	Illumina Inc.	162,560	4,982
*	Hologic Inc.	335,924	4,871
*	Mettler-Toledo
	International Inc.	44,142	4,634
*	Covance Inc.	83,742	4,570
*	Community Health
	Systems Inc.	121,444	4,323
*	Warner Chilcott PLC
	Class A	148,202	4,219
*	IDEXX Laboratories Inc.	76,768	4,103
	Perrigo Co.	102,662	4,090
*	Patterson Cos. Inc.	120,167	3,362
*	Lincare Holdings Inc.	88,849	3,298
*	Myriad Genetics Inc.	125,645	3,279
	Techne Corp.	46,373	3,179
*	CareFusion Corp.	117,990	2,951
*	Gen-Probe Inc.	65,417	2,806
*	Kinetic Concepts Inc.	69,292	2,609
*	Amylin Pharmaceuticals Inc.	183,426	2,603
*	Dendreon Corp.	85,157	2,238
	Pharmaceutical Product
	Development Inc.	90,585	2,123
*	Inverness Medical
	Innovations Inc.	49,750	2,065
*	Endo Pharmaceuticals
	Holdings Inc.	98,781	2,026
*	Abraxis Bioscience Inc.	10,399	422
			209,264
Industrials (15.6%)
*	Delta Air Lines Inc.	1,017,687	11,581
	Rockwell Collins Inc.	206,366	11,424
	WW Grainger Inc.	81,942	7,934
	Fastenal Co.	175,006	7,287
*	McDermott International Inc.	300,979	7,227
	Flowserve Corp.	73,217	6,921
	Joy Global Inc.	133,876	6,907
	Roper Industries Inc.	118,914	6,228
*	Jacobs Engineering
	Group Inc.	162,217	6,101
*	Stericycle Inc.	105,755	5,835
	Dun & Bradstreet Corp.	69,132	5,833
	Bucyrus International Inc.
	Class A	98,366	5,545
*	Iron Mountain Inc.	239,072	5,441
*	Quanta Services Inc.	258,800	5,393
	AMETEK Inc.	140,737	5,382
	Robert Half International Inc.	188,905	5,049
*	Foster Wheeler AG	165,546	4,874
*	Kansas City Southern	125,695	4,184

60

Mid-Cap Growth Index Fund

			Market
			Value •
		Shares	($000)
	Donaldson Co. Inc.	96,046	4,086
*	AGCO Corp.	121,072	3,916
*	Alliant Techsystems Inc.	43,148	3,809
	JB Hunt Transport
	Services Inc.	116,313	3,753
	Goodrich Corp.	56,887	3,655
*	IHS Inc. Class A	66,194	3,628
*	Verisk Analytics Inc. Class A	118,459	3,587
*	Copart Inc.	93,631	3,430
*	AMR Corp.	430,268	3,326
*	Navistar International Corp.	82,902	3,204
*	FTI Consulting Inc.	67,746	3,195
*	Aecom Technology Corp.	115,623	3,180
*	Shaw Group Inc.	109,407	3,145
*	Covanta Holding Corp.	162,392	2,938
	Pall Corp.	77,221	2,795
	Manpower Inc.	50,968	2,782
	MSC Industrial Direct Co.
	Class A	57,495	2,702
*	Hertz Global Holdings Inc.	155,210	1,850
*	Terex Corp.	91,018	1,803
*	Spirit Aerosystems
	Holdings Inc. Class A	88,195	1,752
	SPX Corp.	31,972	1,749
*	SunPower Corp. Class A	70,919	1,679
*	SunPower Corp. Class B	54,572	1,143
			186,253
Information Technology (24.8%)
*	Marvell Technology
	Group Ltd.	688,724	14,291
*	Western Digital Corp.	294,128	12,986
*	Salesforce.com Inc.	146,111	10,779
	Amphenol Corp. Class A	224,407	10,363
*	Fiserv Inc.	202,068	9,796
*	BMC Software Inc.	240,809	9,656
	Linear Technology Corp.	290,956	8,886
	Altera Corp.	385,038	8,713
*	SanDisk Corp.	297,196	8,616
*	McAfee Inc.	205,798	8,349
	Maxim Integrated
	Products Inc.	400,614	8,132
	KLA-Tencor Corp.	223,414	8,079
*	Autodesk Inc.	300,663	7,640
*	Micron Technology Inc.	720,398	7,607
*	Red Hat Inc.	246,100	7,605
*	Advanced Micro Devices Inc.	742,706	7,189
*	Cree Inc.	126,342	7,122
*	Teradata Corp.	224,917	7,069
*	Lam Research Corp.	165,812	6,502
*	FLIR Systems Inc.	198,328	6,489
*	Citrix Systems Inc.	155,727	6,480
*	VeriSign Inc.	252,475	6,120
*	Akamai Technologies Inc.	225,695	5,717
	Global Payments Inc.	105,618	5,689
*	F5 Networks Inc.	102,780	5,445
*	Equinix Inc.	50,577	5,369

	Harris Corp.	112,687	5,358
	Lender Processing
	Services Inc.	125,824	5,116
*	ANSYS Inc.	115,373	5,014
	National
	Semiconductor Corp.	309,418	4,753
*	Hewitt Associates Inc.
	Class A	109,728	4,637
*	ON Semiconductor Corp.	523,283	4,610
*	Sybase Inc.	106,032	4,602
*	Alliance Data Systems Corp.	69,649	4,499
*	Synopsys Inc.	188,899	4,209
	Broadridge Financial
	Solutions Inc.	182,381	4,115
*	Nuance
	Communications Inc.	264,160	4,105
*	MEMC Electronic
	Materials Inc.	292,690	3,986
*	Brocade Communications
	Systems Inc.	521,373	3,978
*	Trimble Navigation Ltd.	156,891	3,954
	Factset Research
	Systems Inc.	58,666	3,864
*	Dolby Laboratories Inc.
	Class A	69,512	3,318
*	Novellus Systems Inc.	127,841	2,984
*	Flextronics International Ltd.	371,606	2,716
*	DST Systems Inc.	51,606	2,247
*	Cadence Design
	Systems Inc.	346,116	2,073
*	LSI Corp.	295,784	1,778
*	NCR Corp.	133,937	1,491
*	Avago Technologies Ltd.	61,040	1,116
			295,212
Materials (5.5%)
	United States Steel Corp.	187,595	10,340
	Sigma-Aldrich Corp.	159,458	8,057
	Celanese Corp. Class A	187,959	6,034
*	Crown Holdings Inc.	209,633	5,362
	Martin Marietta
	Materials Inc.	58,386	5,220
	Walter Energy Inc.	69,311	5,220
	Nalco Holding Co.	180,899	4,615
	Terra Industries Inc.	130,650	4,206
*	Pactiv Corp.	172,748	4,170
	AK Steel Holding Corp.	143,260	3,059
	Steel Dynamics Inc.	164,863	2,921
	Scotts Miracle-Gro Co.
	Class A	59,750	2,349
	FMC Corp.	31,240	1,742
	Reliance Steel &
	Aluminum Co.	30,198	1,305
	Commercial Metals Co.	51,118	800
*	Titanium Metals Corp.	53,593	671
			66,071

61

Mid-Cap Growth Index Fund

			Market
			Value •
		Shares	($000)
Telecommunication Services (1.4%)
*	NII Holdings Inc.	217,427	7,301
*	SBA Communications Corp.
	Class A	137,444	4,695
*	MetroPCS
	Communications Inc.	322,723	2,462
*	Level 3
	Communications Inc.	1,059,110	1,621
			16,079
	Utilities (1.1%)
	EQT Corp.	162,834	7,151
*	Calpine Corp.	462,974	5,093
*	Dynegy Inc. Class A	227,137	411
			12,655
	Total Common Stocks
	(Cost $1,108,335)		1,193,191
Temporary Cash Investment (0.3%)
	Money Market Fund (0.3%)
1	Vanguard Market
	Liquidity Fund, 0.187%
	(Cost $3,765)	3,765,382	3,765
	Total Investments (100.5%)
	(Cost $1,112,100)		1,196,956
Other Assets and Liabilities (-0.5%)
	Other Assets		12,003
	Liabilities		(17,421)
			(5,418)
	Net Assets (100%)		1,191,538

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	1,462,463
Overdistributed Net Investment Income	(1,017)
Accumulated Net Realized Losses	(354,764)
Unrealized Appreciation (Depreciation)	84,856
Net Assets	1,191,538

Investor Shares—Net Assets
Applicable to 28,654,638 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	545,961
Net Asset Value Per Share—
Investor Shares	$19.05

ETF Shares—Net Assets
Applicable to 13,324,774 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	645,577
Net Asset Value Per Share—
ETF Shares	$48.45

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
62

Mid-Cap Growth Index Fund

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Dividends	7,317
Interest[1]	5
Security Lending	319
Total Income	7,641
Expenses
The Vanguard Group—Note B
Investment Advisory Services	102
Management and Administrative—Investor Shares	842
Management and Administrative—ETF Shares	297
Marketing and Distribution—Investor Shares	104
Marketing and Distribution—ETF Shares	154
Custodian Fees	170
Auditing Fees	23
Shareholders’ Reports and Proxies—Investor Shares	50
Shareholders’ Reports and Proxies—ETF Shares	83
Trustees’ Fees and Expenses	2
Total Expenses	1,827
Net Investment Income	5,814
Realized Net Gain (Loss) on Investment Securities Sold	(86,447)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	415,760
Net Increase (Decrease) in Net Assets Resulting from Operations	335,127
1 Interest income from an affiliated company of the fund was $5,000.

See accompanying Notes, which are an integral part of the Financial Statements.
63

Mid-Cap Growth Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,814	3,685
Realized Net Gain (Loss)	(86,447)	(141,355)
Change in Unrealized Appreciation (Depreciation)	415,760	(357,531)
Net Increase (Decrease) in Net Assets Resulting from Operations	335,127	(495,201)
Distributions
Net Investment Income
Investor Shares	(2,593)	(1,267)
ETF Shares	(3,860)	(2,723)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(6,453)	(3,990)
Capital Share Transactions
Investor Shares	132,234	117,345
ETF Shares	42,626	304,432
Net Increase (Decrease) from Capital Share Transactions	174,860	421,777
Total Increase (Decrease)	503,534	(77,414)
Net Assets
Beginning of Period	688,004	765,418
End of Period[1]	1,191,538	688,004
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,017,000) and ($378,000).

See accompanying Notes, which are an integral part of the Financial Statements.
64

Mid-Cap Growth Index Fund

Financial Highlights

Investor Shares
				Aug. 24,
				2006[1] to
	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.43	$25.50	$21.78	$20.00
Investment Operations
Net Investment Income	.084	.059	.081[2]	.090
Net Realized and Unrealized Gain (Loss) on Investments	5.629	(12.065)	3.686	1.770
Total from Investment Operations	5.713	(12.006)	3.767	1.860
Distributions
Dividends from Net Investment Income	(.093)	(.064)	(.047)	(.080)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.093)	(.064)	(.047)	(.080)
Net Asset Value, End of Period	$19.05	$13.43	$25.50	$21.78

Total Return[3]	42.54%	-47.07%	17.30%	9.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$546	$275	$389	$24
Ratio of Total Expenses to Average Net Assets	0.30%	0.25%	0.24%	0.26%[4]
Ratio of Net Investment Income to Average Net Assets	0.55%	0.37%	0.33%	1.00%[4]
Portfolio Turnover Rate[5]	43%	54%	56%	20%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
65

Mid-Cap Growth Index Fund

Financial Highlights

ETF Shares
				Aug. 17,
				2006[1] to
	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$34.12	$64.85	$55.35	$51.55
Investment Operations
Net Investment Income	.267	.214	.275[2]	.228
Net Realized and Unrealized Gain (Loss) on Investments	14.353	(30.717)	9.378	3.783
Total from Investment Operations	14.620	(30.503)	9.653	4.011
Distributions
Dividends from Net Investment Income	(.290)	(.227)	(.153)	(.211)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.290)	(.227)	(.153)	(.211)
Net Asset Value, End of Period	$48.45	$34.12	$64.85	$55.35

Total Return	42.85%	-47.02%	17.44%	7.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$646	$413	$377	$22
Ratio of Total Expenses to Average Net Assets	0.14%	0.12%	0.13%	0.13%[3]
Ratio of Net Investment Income to Average Net Assets	0.71%	0.50%	0.44%	1.13%[3]
Portfolio Turnover Rate[4]	43%	54%	56%	20%
1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
66

Mid-Cap Growth Index Fund

Notes to Financial Statements

Vanguard Mid-Cap Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for

U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the fund had contributed capital of

67

Mid-Cap Growth Index Fund

$219,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At December 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2009, the fund realized $47,305,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at December 31, 2009, the fund had $74,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $315,169,000 to offset future net capital gains of $35,000 through December 31, 2014, $480,000 through December 31, 2015, $48,884,000 through December 31, 2016, and $265,770,000 through December 31, 2017. In addition, the fund realized losses of $38,049,000 during the period from November 1, 2009, through December 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At December 31, 2009, the cost of investment securities for tax purposes was $1,113,647,000.

Net unrealized appreciation of investment securities for tax purposes was $83,309,000, consisting of unrealized gains of $156,520,000 on securities that had risen in value since their purchase and $73,211,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2009, the fund purchased $824,380,000 of investment securities and sold $650,514,000 of investment securities, other than temporary cash investments.

68

Mid-Cap Growth Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended December 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	239,949	15,221	294,655	14,349
Issued in Lieu of Cash Distributions	2,408	126	1,177	92
Redeemed	(110,123)	(7,151)	(178,487)	(9,222)
Net Increase (Decrease)—Investor Shares	132,234	8,196	117,345	5,219
ETF Shares
Issued	310,206	8,211	745,420	14,904
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(267,580)	(7,000)	(440,988)	(8,600)
Net Increase (Decrease)—ETF Shares	42,626	1,211	304,432	6,304

G. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 12, 2010, for potential recognition or disclosure in these financial statements.

69

Mid-Cap Value Index Fund

Fund Profile
As of December 31, 2009

Share-Class Characteristics

	Investor	ETF
	Shares	Shares
Ticker Symbol	VMVIX	VOE
Expense Ratio[1]	0.30%	0.15%
30-Day SEC Yield	1.88%	2.02%

Portfolio Characteristics
			DJ
		MSCI US	U.S. Total
		Mid Cap	Market
	Fund Value Index		Index
Number of Stocks	259	259	4,201
Median Market Cap	$4.6B	$4.6B	$30.7B
Price/Earnings Ratio 428.4x		429.2x	35.7x
Price/Book Ratio	1.4x	1.4x	2.1x
Return on Equity	12.6%	12.6%	19.3%
Earnings Growth Rate	1.2%	1.2%	8.1%
Dividend Yield	2.1%	2.1%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	47%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Mid Cap	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	13.1%	13.1%	10.3%
Consumer Staples	5.8	5.8	9.9
Energy	6.4	6.4	10.6
Financials	29.8	29.8	16.0
Health Care	4.6	4.6	12.6
Industrials	9.3	9.3	10.6
Information
Technology	9.2	9.2	19.3
Materials	8.2	8.2	4.0
Telecommunication
Services	1.4	1.4	2.9
Utilities	12.2	12.2	3.8

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Mid Cap	Market
	Value Index	Index
R-Squared	1.00	0.94
Beta	1.00	1.18

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Seagate Technology	Computer Storage
	& Peripherals	1.0%
Hartford Financial	Multi-line Insurance
Services Group Inc.		1.0
HCP Inc.	Specialized REITs	1.0
Computer Sciences Corp.	Data Processing &
	Outsourced
	Services	0.9
Bunge Ltd.	Agricultural
	Products	0.9
Liberty Media Corp.	Catalog Retail	0.9
Discover Financial	Consumer Finance
Services		0.9
AmerisourceBergen	Health Care
Corp. Class A	Distributors	0.8
Dover Corp.	Industrial
	Machinery	0.8
H&R Block Inc.	Specialized
	Consumer Services	0.8
Top Ten		9.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectuses dated April 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the fund’s expense ratios were 0.30% for
Investor Shares and 0.14% for ETF Shares.

70

Mid-Cap Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 24, 2006, Through December 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended December 31, 2009
				Final Value
		One	Since	of a $10,000
		Year	Inception	Investment
	Mid-Cap Value Index Fund Investor
	Shares	37.61%	-1.92%	$9,372
••••••••	Dow Jones U.S. Total Stock Market
	Index	29.35	-1.48	9,511

– – – –	Mid-Cap MSCI US Value Mid Cap Funds Value Average Index	36.14 37.84	-1.55 -1.78	9,490 9,414

Mid-Cap Value Funds Average: Derived from data provided by Lipper Inc.
Performance for the fund’s Investor Shares and comparative standards is calculated since the Investor Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

71

Mid-Cap Value Index Fund

		Since	Final Value
	One	Inception	of a $10,000
	Year	(8/17/2006)	Investment
Mid-Cap Value Index Fund
ETF Shares Net Asset Value	37.75%	-1.94%	$9,361
Dow Jones U.S. Total Stock Market Index	29.35	-1.59	9,474
MSCI US Mid Cap Value Index	37.84	-1.93	9,362

Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.
For more information about how the ETF Shares' market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares'
market price was above or below the NAV.

Cumulative Returns of ETF Shares: August 17, 2006, Through December 31, 2009

	One	Since
	Year	Inception
Mid-Cap Value Index Fund
ETF Shares Market Price	37.98%	-6.32%
Mid-Cap Value Index Fund
ETF Shares Net Asset Value	37.75	-6.39
MSCI US Mid Cap Value Index	37.84	-6.38

Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.

Fiscal-Year Total Returns (%): August 24, 2006, Through December 31, 2009

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

72

Mid-Cap Value Index Fund

Financial Statements

Statement of Net Assets
As of December 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value •
		Shares	($000)
Common Stocks (99.9%)
Consumer Discretionary (13.1%)
	H&R Block Inc.	379,593	8,586
	Mattel Inc.	407,535	8,143
	Starwood Hotels &
	Resorts Worldwide Inc.	211,521	7,735
*	Liberty Media Corp. -
	Interactive	641,604	6,955
	Genuine Parts Co.	180,612	6,856
	Whirlpool Corp.	83,812	6,760
	Harley-Davidson Inc.	265,570	6,692
	Ltd Brands Inc.	309,449	5,954
	Darden Restaurants Inc.	150,055	5,263
	Newell Rubbermaid Inc.	314,399	4,719
	Hasbro Inc.	142,545	4,570
	Black & Decker Corp.	68,119	4,416
	Autoliv Inc.	96,332	4,177
	Wyndham Worldwide Corp.	202,220	4,079
*	Royal Caribbean Cruises Ltd. 157,346		3,978
	Gannett Co. Inc.	265,775	3,947
	American Eagle
	Outfitters Inc.	210,703	3,578
	Abercrombie & Fitch Co.	99,491	3,467
	Leggett & Platt Inc.	167,933	3,426
*	Mohawk Industries Inc.	65,873	3,136
	Washington Post Co.
	Class B	6,885	3,027
*	Interpublic Group
	of Cos. Inc.	357,736	2,640
*	Liberty Media Corp. - Starz	56,000	2,584
*	AutoNation Inc.	131,011	2,509
	Lennar Corp. Class A	162,987	2,081
	Foot Locker Inc.	176,280	1,964
	Virgin Media Inc.	110,819	1,865
	DR Horton Inc.	161,616	1,757
	Brinker International Inc.	115,695	1,726
*	Toll Brothers Inc.	77,371	1,455
	Wendy’s/Arby’s Group Inc.
	Class A	293,859	1,378
	Pulte Homes Inc.	135,477	1,355

*	Hyatt Hotels Corp. Class A	43,063	1,284
*	Goodyear Tire & Rubber Co.	90,836	1,281
	Weight Watchers
	International Inc.	39,452	1,150
*	Penn National Gaming Inc.	38,008	1,033
*	Lamar Advertising Co.
	Class A	28,757	894
			136,420
Consumer Staples (5.8%)
	Bunge Ltd.	150,050	9,578
	JM Smucker Co.	134,646	8,314
	Mead Johnson Nutrition Co.
	Class A	115,762	5,059
	McCormick & Co. Inc.	133,897	4,838
	Church & Dwight Co. Inc.	79,594	4,811
	Dr Pepper Snapple
	Group Inc.	143,800	4,070
	Tyson Foods Inc. Class A	330,101	4,050
*	Ralcorp Holdings Inc.	64,090	3,827
*	Constellation Brands Inc.
	Class A	223,091	3,554
	SUPERVALU Inc.	240,007	3,051
	Alberto-Culver Co. Class B	100,010	2,929
*	Smithfield Foods Inc.	168,370	2,558
	Hormel Foods Corp.	54,343	2,089
	PepsiAmericas Inc.	70,485	2,062
			60,790
Energy (6.4%)
	El Paso Corp.	793,852	7,804
*	Newfield Exploration Co.	150,188	7,244
*	Nabors Industries Ltd.	321,575	7,039
*	Pride International Inc.	196,659	6,275
	Pioneer Natural
	Resources Co.	130,269	6,275
	Cimarex Energy Co.	94,424	5,002
*	Kinder Morgan
	Management LLC	85,270	4,659
	Arch Coal Inc.	183,943	4,093
	Sunoco Inc.	132,350	3,454
	BJ Services Co.	165,366	3,076

73

Mid-Cap Value Index Fund

			Market
			Value •
		Shares	($000)
	Tidewater Inc.	58,537	2,807
*	Forest Oil Corp.	120,727	2,686
	Cabot Oil & Gas Corp.	41,084	1,791
*	Rowan Cos. Inc.	64,233	1,454
	Tesoro Corp.	78,802	1,068
	Patterson-UTI Energy Inc.	60,720	932
*	SandRidge Energy Inc.	60,916	574
			66,233
Financials (29.8%)
	Hartford Financial Services
	Group Inc.	435,043	10,119
	HCP Inc.	329,195	10,054
	Discover Financial Services	608,111	8,945
	Lincoln National Corp.	342,013	8,509
	Fifth Third Bancorp	855,385	8,340
	Ventas Inc.	177,225	7,752
	AvalonBay Communities Inc.	90,498	7,431
	Unum Group	375,208	7,324
	XL Capital Ltd. Class A	387,389	7,101
	Plum Creek Timber Co. Inc.	184,328	6,960
	ProLogis	501,311	6,863
	New York Community
	Bancorp Inc.	455,159	6,604
	People’s United
	Financial Inc.	394,407	6,587
*	Genworth Financial Inc.
	Class A	544,939	6,185
	Kimco Realty Corp.	454,840	6,154
	Health Care REIT Inc.	135,608	6,010
*	SLM Corp.	529,400	5,966
	Everest Re Group Ltd.	68,896	5,903
	PartnerRe Ltd.	75,993	5,674
	KeyCorp	994,641	5,520
	Comerica Inc.	171,084	5,059
	Willis Group Holdings Ltd.	190,331	5,021
	Legg Mason Inc.	161,518	4,871
	Federal Realty
	Investment Trust	68,964	4,670
	Regions Financial Corp.	874,388	4,626
	Cincinnati Financial Corp.	174,921	4,590
	SL Green Realty Corp.	86,988	4,370
	Axis Capital Holdings Ltd.	153,126	4,350
	Nationwide Health
	Properties Inc.	121,503	4,275
	AMB Property Corp.	165,575	4,230
	Torchmark Corp.	93,669	4,117
	Liberty Property Trust	126,407	4,046
	WR Berkley Corp.	163,111	4,019
	Assurant Inc.	133,512	3,936
	Reinsurance Group of
	America Inc. Class A	82,394	3,926
	Macerich Co.	107,021	3,847
	Rayonier Inc.	89,648	3,780
	RenaissanceRe Holdings Ltd.	70,557	3,750
*	Markel Corp.	10,557	3,589
	HCC Insurance Holdings Inc. 127,142		3,556

	Regency Centers Corp.	99,988	3,506
*	Arch Capital Group Ltd.	48,343	3,459
	First American Corp.	102,503	3,394
*	First Horizon National Corp.	251,231	3,367
	Fidelity National
	Financial Inc. Class A	248,050	3,339
	Transatlantic Holdings Inc.	63,876	3,329
	Hospitality Properties Trust	138,269	3,278
	Commerce Bancshares Inc.	79,828	3,091
	Duke Realty Corp.	253,570	3,086
^	Realty Income Corp.	118,064	3,059
	Cullen/Frost Bankers Inc.	60,813	3,041
	White Mountains Insurance
	Group Ltd.	9,026	3,003
	Marshall & Ilsley Corp.	542,416	2,956
	Federated Investors Inc.
	Class B	104,815	2,882
	Validus Holdings Ltd.	105,869	2,852
	UDR Inc.	170,456	2,802
	Huntington Bancshares Inc.	767,253	2,800
	Old Republic
	International Corp.	272,384	2,735
	Digital Realty Trust Inc.	53,234	2,677
*,^	American International
	Group Inc.	89,133	2,672
	Raymond James
	Financial Inc.	111,617	2,653
	Weingarten Realty Investors	128,840	2,550
	City National Corp.	49,535	2,259
	American Financial
	Group Inc.	85,410	2,131
*	NASDAQ OMX Group Inc.	104,441	2,070
	TCF Financial Corp.	131,001	1,784
	Zions Bancorporation	136,049	1,746
	Associated Banc-Corp	137,189	1,510
	BOK Financial Corp.	30,571	1,453
	Mercury General Corp.	30,928	1,214
	Capitol Federal Financial	25,104	790
	TFS Financial Corp.	52,261	634
			310,751
Health Care (4.6%)
	AmerisourceBergen Corp.
	Class A	336,537	8,774
*	Humana Inc.	192,076	8,430
*	Coventry Health Care Inc.	169,342	4,113
*	King Pharmaceuticals Inc.	280,931	3,447
	Omnicare Inc.	135,132	3,268
*	Vertex Pharmaceuticals Inc.	76,239	3,267
	Universal Health
	Services Inc. Class B	102,819	3,136
*	Health Net Inc.	117,582	2,739
*	CareFusion Corp.	102,007	2,551
*	Charles River Laboratories
	International Inc.	74,603	2,513
*	Dendreon Corp.	74,166	1,949

74

Mid-Cap Value Index Fund

			Market
			Value •
		Shares	($000)
*	Inverness Medical
	Innovations Inc.	43,277	1,796
	Pharmaceutical Product
	Development Inc.	42,031	985
*	Endo Pharmaceuticals
	Holdings Inc.	46,317	950
			47,918
Industrials (9.3%)
	Dover Corp.	210,732	8,768
	Cooper Industries PLC	188,772	8,049
	Rockwell Automation Inc.	160,716	7,550
	Goodrich Corp.	91,239	5,862
	Textron Inc.	305,948	5,755
	Masco Corp.	407,459	5,627
	Pitney Bowes Inc.	234,415	5,335
	RR Donnelley & Sons Co.	232,431	5,176
	Equifax Inc.	143,075	4,420
*	URS Corp.	95,456	4,250
	Avery Dennison Corp.	114,881	4,192
	Stanley Works	80,859	4,165
	Cintas Corp.	155,684	4,055
	KBR Inc.	181,609	3,451
	Pentair Inc.	105,744	3,415
	Harsco Corp.	90,930	2,931
	Ryder System Inc.	63,348	2,608
	Manpower Inc.	44,373	2,422
	Pall Corp.	66,760	2,417
*	Owens Corning	86,854	2,227
	SPX Corp.	27,806	1,521
*	Hertz Global Holdings Inc.	72,813	868
*	Terex Corp.	42,689	846
*	Spirit Aerosystems
	Holdings Inc. Class A	41,369	822
			96,732
Information Technology (9.2%)
	Seagate Technology	560,881	10,202
*	Computer Sciences Corp.	171,745	9,881
	Xilinx Inc.	312,487	7,831
*	Affiliated Computer
	Services Inc. Class A	103,073	6,152
	Microchip Technology Inc.	207,127	6,019
*	Avnet Inc.	171,049	5,159
*	SAIC Inc.	230,815	4,372
*	Flextronics International Ltd.	596,838	4,363
*	Arrow Electronics Inc.	135,441	4,010
	Jabil Circuit Inc.	205,592	3,571
*	Micron Technology Inc.	335,568	3,544
	Total System Services Inc.	189,721	3,276
*	Citrix Systems Inc.	72,533	3,018
*	Ingram Micro Inc.	166,120	2,899
*	LSI Corp.	479,750	2,883
*	AOL Inc.	122,029	2,841
	Harris Corp.	52,465	2,495
*	Tellabs Inc.	426,112	2,420
*	Lexmark International Inc.
	Class A	88,412	2,297

*	IAC/InterActiveCorp	108,330	2,219
	Intersil Corp. Class A	138,489	2,124
	Molex Inc. Class A	83,678	1,601
	Molex Inc.	70,379	1,517
*	NCR Corp.	63,312	705
			95,399
Materials (8.2%)
	Vulcan Materials Co.	141,506	7,453
	Cliffs Natural Resources Inc.	148,303	6,835
*	Owens-Illinois Inc.	190,633	6,266
	Lubrizol Corp.	76,568	5,586
	MeadWestvaco Corp.	193,726	5,546
	Ball Corp.	101,228	5,234
	Eastman Chemical Co.	82,269	4,956
	CF Industries Holdings Inc.	52,117	4,731
	Allegheny Technologies Inc.	99,931	4,474
	Airgas Inc.	83,376	3,969
	Sealed Air Corp.	179,761	3,930
	International Flavors
	& Fragrances Inc.	89,431	3,679
	Bemis Co. Inc.	122,268	3,625
	Sonoco Products Co.	113,096	3,308
	Albemarle Corp.	82,919	3,016
	Valspar Corp.	108,112	2,934
	FMC Corp.	50,681	2,826
	Reliance Steel &
	Aluminum Co.	48,665	2,103
	Greif Inc. Class A	27,604	1,490
	Steel Dynamics Inc.	76,544	1,356
	Commercial Metals Co.	82,609	1,293
*	Titanium Metals Corp.	86,158	1,079
			85,689
Telecommunication Services (1.3%)
	Windstream Corp.	494,464	5,434
	Frontier
	Communications Corp.	353,644	2,762
	Telephone & Data
	Systems Inc.	58,483	1,984
	Telephone & Data
	Systems Inc. - Special
	Common Shares	51,962	1,569
*	Level 3
	Communications Inc.	922,942	1,412
*	United States Cellular Corp.	21,292	903
			14,064
Utilities (12.2%)
	Questar Corp.	197,251	8,200
	DTE Energy Co.	186,207	8,117
*	NRG Energy Inc.	300,332	7,091
	Wisconsin Energy Corp.	132,361	6,596
	CenterPoint Energy Inc.	415,876	6,034
	Northeast Utilities	198,445	5,118
	Oneok Inc.	113,355	5,052
	SCANA Corp.	131,774	4,965
	NiSource Inc.	311,725	4,794

75

Mid-Cap Value Index Fund

			Market
			Value •
		Shares	($000)
	MDU Resources Group Inc.	197,979	4,672
	Allegheny Energy Inc.	191,881	4,505
	NSTAR	120,923	4,450
	American Water
	Works Co. Inc.	197,674	4,430
	Pepco Holdings Inc.	250,004	4,213
	Pinnacle West Capital Corp.	114,575	4,191
	National Fuel Gas Co.	81,755	4,088
	CMS Energy Corp.	259,170	4,059
	OGE Energy Corp.	109,327	4,033
	Alliant Energy Corp.	125,244	3,790
	TECO Energy Inc.	229,894	3,729
	Integrys Energy Group Inc.	86,523	3,633
	DPL Inc.	131,301	3,624
	Energen Corp.	77,131	3,610
	NV Energy Inc.	265,626	3,288
	UGI Corp.	122,745	2,969
	Aqua America Inc.	153,883	2,694
*	Mirant Corp.	164,281	2,509
*	RRI Energy Inc.	397,940	2,276
*	Dynegy Inc. Class A	375,666	680
			127,410
	Total Common Stocks
	(Cost $965,184)		1,041,406
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
1,2	Vanguard Market
	Liquidity Fund, 0.187%
	(Cost $3,717)	3,717,150	3,717
Total Investments (100.3%)
	(Cost $968,901)		1,045,123
Other Assets and Liabilities (-0.3%)
	Other Assets		11,201
	Liabilities2		(13,988)
			(2,787)
	Net Assets (100%)		1,042,336

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	1,182,518
Overdistributed Net Investment Income	(677)
Accumulated Net Realized Losses	(215,727)
Unrealized Appreciation (Depreciation)	76,222
Net Assets	1,042,336

Investor Shares—Net Assets
Applicable to 26,328,106 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	459,421
Net Asset Value Per Share—
Investor Shares	$17.45

ETF Shares—Net Assets
Applicable to 13,154,282 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	582,915
Net Asset Value Per Share—
ETF Shares	$44.31

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $3,043,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
2 Includes $3,233,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.
76

Mid-Cap Value Index Fund

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Dividends	19,574
Interest[1]	3
Security Lending	74
Total Income	19,651
Expenses
The Vanguard Group—Note B
Investment Advisory Services	94
Management and Administrative—Investor Shares	740
Management and Administrative—ETF Shares	276
Marketing and Distribution—Investor Shares	88
Marketing and Distribution—ETF Shares	139
Custodian Fees	156
Auditing Fees	25
Shareholders’ Reports and Proxies—Investor Shares	31
Shareholders’ Reports and Proxies—ETF Shares	72
Trustees’ Fees and Expenses	1
Total Expenses	1,622
Net Investment Income	18,029
Realized Net Gain (Loss)
Investment Securities Sold	714
Futures Contracts	127
Realized Net Gain (Loss)	841
Change in Unrealized Appreciation (Depreciation) of Investment Securities	285,591
Net Increase (Decrease) in Net Assets Resulting from Operations	304,461
1 Interest income from an affiliated company of the fund was $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.
77

Mid-Cap Value Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,029	14,689
Realized Net Gain (Loss)	841	(66,664)
Change in Unrealized Appreciation (Depreciation)	285,591	(173,111)
Net Increase (Decrease) in Net Assets Resulting from Operations	304,461	(225,086)
Distributions
Net Investment Income
Investor Shares	(8,157)	(5,334)
ETF Shares	(10,955)	(9,346)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(19,112)	(14,680)
Capital Share Transactions
Investor Shares	127,845	116,809
ETF Shares	53,303	288,413
Net Increase (Decrease) from Capital Share Transactions	181,148	405,222
Total Increase (Decrease)	466,497	165,456
Net Assets
Beginning of Period	575,839	410,383
End of Period[1]	1,042,336	575,839

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($677,000) and $406,000.

See accompanying Notes, which are an integral part of the Financial Statements.
78

Mid-Cap Value Index Fund

Financial Highlights

Investor Shares
				Aug. 24,
				2006[1] to
	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.92	$20.95	$22.34	$20.00
Investment Operations
Net Investment Income	.300	.4662	.427	.140
Net Realized and Unrealized Gain (Loss) on Investments	4.551	(8.156)	(1.407)	2.340
Total from Investment Operations	4.851	(7.690)	(.980)	2.480
Distributions
Dividends from Net Investment Income	(.321)	(.340)	(.410)	(.140)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.321)	(.340)	(.410)	(.140)
Net Asset Value, End of Period	$17.45	$12.92	$20.95	$22.34

Total Return[3]	37.61%	-36.64%	-4.37%	12.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$459	$217	$195	$65
Ratio of Total Expenses to Average Net Assets	0.30%	0.25%	0.24%	0.26%[4]
Ratio of Net Investment Income to Average Net Assets	2.14%	2.73%	2.48%	2.50%[4]
Portfolio Turnover Rate[5]	47%	45%	46%	16%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

79

Mid-Cap Value Index Fund

Financial Highlights

ETF Shares
				Aug. 17,
				2006[1] to
	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$32.80	$53.16	$56.67	$51.00
Investment Operations
Net Investment Income	.812	1.2612	1.133	.373
Net Realized and Unrealized Gain (Loss) on Investments	11.562	(20.716)	(3.553)	5.661
Total from Investment Operations	12.374	(19.455)	(2.420)	6.034
Distributions
Dividends from Net Investment Income	(.864)	(.905)	(1.090)	(.364)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.864)	(.905)	(1.090)	(.364)
Net Asset Value, End of Period	$44.31	$32.80	$53.16	$56.67

Total Return	37.75%	-36.53%	-4.27%	11.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$583	$359	$215	$46
Ratio of Total Expenses to Average Net Assets	0.14%	0.12%	0.13%	0.13%[3]
Ratio of Net Investment Income to Average Net Assets	2.30%	2.86%	2.59%	2.63%[3]
Portfolio Turnover Rate[4]	47%	45%	46%	16%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
80

Mid-Cap Value Index Fund

Notes to Financial Statements

Vanguard Mid-Cap Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for

U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

81

Mid-Cap Value Index Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the fund had contributed capital of $191,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At December 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2009, the fund realized $109,806,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

82

Mid-Cap Value Index Fund

For tax purposes, at December 31, 2009, the fund had $254,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $174,039,000 to offset future net capital gains of $11,000 through December 31, 2014, $390,000 through December 31, 2015, $47,840,000 through December 31, 2016, and $125,798,000 through December 31, 2017. In addition, the fund realized losses of $37,513,000 during the period from November 1, 2009, through December 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At December 31, 2009, the cost of investment securities for tax purposes was $973,076,000. Net unrealized appreciation of investment securities for tax purposes was $72,047,000, consisting of unrealized gains of $120,057,000 on securities that had risen in value since their purchase and $48,010,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2009, the fund purchased $909,221,000 of investment securities and sold $729,707,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:
	Year Ended December 31,
	2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	232,424	16,895	195,334	11,939
Issued in Lieu of Cash Distributions	7,299	424	4,764	386
Redeemed	(111,878)	(7,760)	(83,289)	(4,876)
Net Increase (Decrease)—Investor Shares	127,845	9,559	116,809	7,449
ETF Shares
Issued	413,523	10,904	475,011	11,404
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(360,220)	(8,700)	(186,598)	(4,500)
Net Increase (Decrease)—ETF Shares	53,303	2,204	288,413	6,904

G. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 12, 2010, for potential recognition or disclosure in these financial statements.

83

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Index Funds and the Shareholders of Vanguard Extended Market Index Fund, Vanguard Mid-Cap Index Fund, Vanguard Mid-Cap Growth Index Fund and Vanguard Mid-Cap Value Index Fund:

In our opinion, the accompanying statement of net assets—investments summary and statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Extended Market Index Fund, Vanguard Mid-Cap Index Fund, Vanguard Mid-Cap Growth Index Fund and Vanguard Mid-Cap Value Index Fund (constituting separate portfolios of Vanguard Index Funds, hereafter referred to as the “Funds”) at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 12, 2010

84

Special 2009 tax information (unaudited) for Vanguard U.S. Stock Index Funds (Mid-Capitalization Portfolios)

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Index Fund	($000)
Extended Market	112,725
Mid-Cap	228,874
Mid-Cap Growth	6,453
Mid-Cap Value	16,990

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Index Fund	Percentage
Extended Market	81.0%
Mid-Cap	92.1
Mid-Cap Growth	100.0
Mid-Cap Value	84.4

85

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income . (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Stock Index Funds Mid-Capitalization Portfolios

Periods Ended December 31, 2009

	One		Five	Ten
	Year		Years	Years
Extended Market Index Fund Investor Shares
Returns Before Taxes	37.43%		2.06%	1.71%
Returns After Taxes on Distributions	37.18		1.81	1.01
Returns After Taxes on Distributions and Sale of Fund Shares	24.55		1.69	1.12

	One		Five	Ten
	Year		Years	Years
Mid-Cap Index Fund Investor Shares
Returns Before Taxes	40.22%		2.28%	6.13%
Returns After Taxes on Distributions	39.98		2.04	5.52
Returns After Taxes on Distributions and Sale of Fund Shares	26.45		1.91	5.05

				Since
		One		Inception
		Year		(8/24/2006)
Mid-Cap Growth Index Fund Investor Shares
Returns Before Taxes		42.54%		-0.99%
Returns After Taxes on Distributions		42.44		-1.06
Returns After Taxes on Distributions and Sale of Fund Shares		27.79		-0.84

Total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

86

Average Annual Total Returns: U.S. Stock Index Funds Mid-Capitalization Portfolios
Periods Ended December 31, 2009

		Since
	One	Inception
	Year	(8/24/2006)
Mid-Cap Value Index Fund Investor Shares
Returns Before Taxes	37.61%	-1.92%
Returns After Taxes on Distributions	37.17	-2.31
Returns After Taxes on Distributions and Sale of Fund Shares	24.88	-1.73

Total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
87

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

88

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	6/30/2009	12/31/2009	Period
Based on Actual Fund Return
Extended Market Index Fund
Investor Shares	$1,000.00	$1,259.04	$1.65
Admiral Shares	1,000.00	1,260.15	0.63
Signal Shares	1,000.00	1,260.53	0.63
Institutional Shares	1,000.00	1,260.50	0.40
ETF Shares	1,000.00	1,260.39	0.63
Mid-Cap Index Fund
Investor Shares	$1,000.00	$1,294.54	$1.56
Admiral Shares	1,000.00	1,295.79	0.75
Signal Shares	1,000.00	1,295.65	0.75
Institutional Shares	1,000.00	1,296.42	0.41
ETF Shares	1,000.00	1,295.79	0.75
Mid-Cap Growth Index Fund
Investor Shares	$1,000.00	$1,265.88	$1.66
ETF Shares	1,000.00	1,266.97	0.74
Mid-Cap Value Index Fund
Investor Shares	$1,000.00	$1,322.82	$1.70
ETF Shares	1,000.00	1,324.32	0.76

89

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	6/30/2009	12/31/2009	Period
Based on Hypothetical 5% Yearly Return
Extended Market Index Fund
Investor Shares	$1,000.00	$1,023.74	$1.48
Admiral Shares	1,000.00	1,024.65	0.56
Signal Shares	1,000.00	1,024.65	0.56
Institutional Shares	1,000.00	1,024.85	0.36
ETF Shares	1,000.00	1,024.65	0.56
Mid-Cap Index Fund
Investor Shares	$1,000.00	$1,023.84	$1.38
Admiral Shares	1,000.00	1,024.55	0.66
Signal Shares	1,000.00	1,024.55	0.66
Institutional Shares	1,000.00	1,024.85	0.36
ETF Shares	1,000.00	1,024.55	0.66
Mid-Cap Growth Index Fund
Investor Shares	$1,000.00	$1,023.74	$1.48
ETF Shares	1,000.00	1,024.55	0.66
Mid-Cap Value Index Fund
Investor Shares	$1,000.00	$1,023.74	$1.48
ETF Shares	1,000.00	1,024.55	0.66

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Extended Market Index Fund, 0.29% for Investor Shares, 0.11% for Admiral Shares, 0.11% for Signal Shares, 0.07% for Institutional Shares, and 0.11% for ETF Shares; for the Mid-Cap Index Fund, 0.27% for Investor Shares, 0.13% for Admiral Shares, 0.13% for Signal Shares, 0.07% for Institutional Shares, and 0.13% for ETF Shares; for the Mid-Cap Growth Index Fund, 0.29% for Investor Shares and 0.13% for ETF Shares; and for the Mid-Cap Value Index Fund, 0.29% for Investor Shares and 0.13% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

90

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

91

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Chairman
Born 1957. Trustee Since July 2009. Chairman of the	and Chief Executive Officer (retired 2009) and President
Board. Principal Occupation(s) During the Past Five	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Years: Chairman of the Board of The Vanguard Group,	Member of American Chemistry Council; Director of
Inc., and of each of the investment companies served	Tyco International, Ltd. (diversified manufacturing and
by The Vanguard Group, since January 2010; Director of	services) and Hewlett-Packard Co. (electronic computer
The Vanguard Group since 2008; Chief Executive Officer	manufacturing); Trustee of The Conference Board.
and President of The Vanguard Group and of each of the
investment companies served by The Vanguard Group	Amy Gutmann
since 2008; Director of Vanguard Marketing Corporation;	Born 1949. Trustee Since June 2006. Principal
Managing Director of The Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Emerson U. Fullwood	Graduate School of Education of the University of
Born 1948. Trustee Since January 2008. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Executive	New York, Schuylkill River Development Corporation,
Chief Staff and Marketing Officer for North America	and Greater Philadelphia Chamber of Commerce;
and Corporate Vice President (retired 2008) of Xerox	Trustee of the National Constitution Center.
Corporation (photocopiers and printers); Director of
SPX Corporation (multi-industry manufacturing), the
United Way of Rochester, the Boy Scouts of America,
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse	Kathryn J. Hyatt
University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer	Heidi Stam
services), Sauer-Danfoss Inc. (machinery), the Lumina	Born 1956. Secretary Since July 2005. Principal
Foundation for Education, and the Columbus Community	Occupation(s) During the Past Five Years: Managing
Education Coalition; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of	Chairman Emeritus and Senior Advisor
the Federal Reserve Bank of Cleveland; Trustee of
University Hospitals of Cleveland, The Cleveland	John J. Brennan
Museum of Art, and Case Western Reserve University.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Founder
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	John C. Bogle
President of Corning Technologies (2001–2005); Director	Chairman and Chief Executive Officer, 1974–1996
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

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Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

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Q980 022010

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)

Common Stocks (98.9%)[1]
Consumer Discretionary (13.6%)
	Cablevision Systems Corp. Class A	1,487,434	38,406
*	CarMax Inc.	1,333,409	32,335
*	Las Vegas Sands Corp.	1,865,473	27,870
*	Urban Outfitters Inc.	779,008	27,258
	DISH Network Corp. Class A	1,262,449	26,221
*	Liberty Global Inc.	1,197,260	26,160
*	Discovery Communications Inc.	978,231	25,943
*	Dollar Tree Inc.	530,631	25,629
*	NVR Inc.	35,670	25,351
	BorgWarner Inc.	701,691	23,310
	Advance Auto Parts Inc.	568,863	23,028
*	Discovery Communications Inc. Class A	713,894	21,895
	American Eagle Outfitters Inc.	1,248,898	21,206
	PetSmart Inc.	743,195	19,836
*	DreamWorks Animation SKG Inc. Class A	453,739	18,127
*	ITT Educational Services Inc.	186,594	17,906
^	Strayer Education Inc.	84,217	17,895
	Tupperware Brands Corp.	382,096	17,794
*	Chipotle Mexican Grill Inc. Class A	188,651	16,631
*	LKQ Corp.	847,391	16,600
	Jarden Corp.	536,546	16,585
*	Mohawk Industries Inc.	337,498	16,065
*	Toll Brothers Inc.	824,213	15,503
*	J Crew Group Inc.	336,389	15,050
*	Chico's FAS Inc.	1,070,002	15,034
*	Royal Caribbean Cruises Ltd.	591,494	14,953
	Gentex Corp.	828,598	14,790
	Guess? Inc.	348,973	14,762
*,^	NetFlix Inc.	259,524	14,310
*	Sirius XM Radio Inc.	23,196,250	13,918
*	Hanesbrands Inc.	572,078	13,793
*	Bally Technologies Inc.	329,889	13,621
*	Aeropostale Inc.	399,206	13,593
*	Dick's Sporting Goods Inc.	537,315	13,363
	Williams-Sonoma Inc.	634,951	13,194
*	WMS Industries Inc.	317,626	12,705
*	Panera Bread Co. Class A	189,532	12,693
	Phillips-Van Heusen Corp.	310,478	12,630
	Service Corp. International	1,505,612	12,331
*	Warnaco Group Inc.	273,655	11,545
*	Tractor Supply Co.	217,389	11,513
*	MGM Mirage	1,220,251	11,129
*	Penn National Gaming Inc.	406,628	11,052
	John Wiley & Sons Inc. Class A	257,214	10,772
*	Tempur-Pedic International Inc.	450,844	10,653
	Foot Locker Inc.	940,282	10,475
	Wendy's/Arby's Group Inc. Class A	2,196,251	10,300
*	Lamar Advertising Co. Class A	320,338	9,959
*	Career Education Corp.	421,280	9,820
*	Fossil Inc.	288,872	9,695
*	TRW Automotive Holdings Corp.	389,042	9,290
	Brinker International Inc.	616,045	9,191
*	Dana Holding Corp.	836,715	9,070
	Sotheby's	402,187	9,041
	Aaron's Inc.	324,390	8,995
*	Brink's Home Security Holdings Inc.	275,372	8,988
*	Carter's Inc.	341,390	8,961
	Burger King Holdings Inc.	471,014	8,864
*	Collective Brands Inc.	385,398	8,776
	Polaris Industries Inc.	196,650	8,580
	Jones Apparel Group Inc.	513,396	8,245

1

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Liberty Global Inc. Class A	371,324	8,136
	Wolverine World Wide Inc.	298,018	8,112
*	Deckers Outdoor Corp.	78,448	7,980
*	Cheesecake Factory Inc.	362,188	7,820
*	Gymboree Corp.	179,629	7,812
*	Dress Barn Inc.	327,752	7,571
	Cooper Tire & Rubber Co.	363,788	7,294
*	Corinthian Colleges Inc.	526,566	7,251
*	Rent-A-Center Inc.	397,378	7,042
	MDC Holdings Inc.	225,952	7,014
	Hillenbrand Inc.	372,057	7,010
	Regal Entertainment Group Class A	481,376	6,951
*	Jack in the Box Inc.	344,509	6,776
	Brunswick Corp.	530,987	6,749
	Thor Industries Inc.	213,343	6,699
*	Vail Resorts Inc.	176,504	6,672
	Men's Wearhouse Inc.	313,627	6,605
*	Capella Education Co.	87,369	6,579
	Matthews International Corp. Class A	182,438	6,464
*	Saks Inc.	959,301	6,293
*	Life Time Fitness Inc.	248,841	6,204
*,^	Under Armour Inc. Class A	226,291	6,171
	KB Home	448,911	6,141
*	Tenneco Inc.	344,873	6,115
	Weight Watchers International Inc.	203,825	5,944
*	Skechers U.S.A. Inc. Class A	201,060	5,913
*	Jo-Ann Stores Inc.	161,250	5,844
*	OfficeMax Inc.	458,815	5,822
	NutriSystem Inc.	186,113	5,801
*	Morningstar Inc.	119,755	5,789
*	Scientific Games Corp. Class A	390,423	5,681
	Dillard's Inc. Class A	306,436	5,654
	Pool Corp.	294,372	5,617
	Interactive Data Corp.	221,137	5,595
*	Gaylord Entertainment Co.	282,499	5,579
*	Blue Nile Inc.	87,799	5,560
	Choice Hotels International Inc.	172,796	5,471
*	Childrens Place Retail Stores Inc.	164,696	5,437
*	Iconix Brand Group Inc.	429,320	5,431
	Bob Evans Farms Inc.	186,559	5,401
	Regis Corp.	343,407	5,347
*	PF Chang's China Bistro Inc.	139,723	5,297
*	Valassis Communications Inc.	289,591	5,288
	International Speedway Corp. Class A	184,488	5,249
	Cracker Barrel Old Country Store Inc.	137,666	5,230
	Ryland Group Inc.	263,470	5,190
*	Coinstar Inc.	186,773	5,189
	American Greetings Corp. Class A	237,371	5,172
*	ArvinMeritor Inc.	446,680	4,994
*	AnnTaylor Stores Corp.	353,000	4,815
*	Timberland Co. Class A	268,283	4,810
*	HSN Inc.	237,570	4,797
*	JOS A Bank Clothiers Inc.	110,079	4,644
	Scholastic Corp.	153,896	4,591
^	Barnes & Noble Inc.	238,312	4,545
*	Charming Shoppes Inc.	696,090	4,504
^	Buckle Inc.	153,387	4,491
*	Helen of Troy Ltd.	181,417	4,437
*	CEC Entertainment Inc.	138,105	4,408
*	Buffalo Wild Wings Inc.	108,455	4,367
*	Live Nation Inc.	504,618	4,294
	National CineMedia Inc.	253,886	4,207
	Finish Line Inc. Class A	333,703	4,188
	Unifirst Corp.	86,280	4,151

2

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Group 1 Automotive Inc.	145,749	4,132
*	Steven Madden Ltd.	97,066	4,003
	Monro Muffler Brake Inc.	118,529	3,964
*	Sally Beauty Holdings Inc.	504,497	3,859
*	Hibbett Sports Inc.	173,379	3,813
*	American Public Education Inc.	109,566	3,765
*	Genesco Inc.	136,792	3,756
	Arbitron Inc.	159,724	3,741
*	Sonic Corp.	368,289	3,709
*	Meritage Homes Corp.	191,190	3,696
*	K12 Inc.	177,694	3,602
	Cato Corp. Class A	178,170	3,574
*	99 Cents Only Stores	273,357	3,573
*	Penske Auto Group Inc.	231,832	3,519
*	Texas Roadhouse Inc. Class A	309,667	3,478
*,^	Cabela's Inc.	243,186	3,468
*	Fuel Systems Solutions Inc.	83,603	3,448
*	Pinnacle Entertainment Inc.	361,759	3,249
*	Liz Claiborne Inc.	574,475	3,234
*	Exide Technologies	454,813	3,234
*	Modine Manufacturing Co.	272,825	3,230
	National Presto Industries Inc.	28,930	3,160
*	Ulta Salon Cosmetics & Fragrance Inc.	171,120	3,108
*	Federal Mogul Corp.	179,295	3,102
*	Papa John's International Inc.	132,486	3,095
*	CROCS Inc.	517,801	2,977
*	La-Z-Boy Inc.	312,115	2,974
*	Interval Leisure Group Inc.	238,180	2,970
	Belo Corp. Class A	543,672	2,958
*	Education Management Corp.	134,096	2,951
	Callaway Golf Co.	389,157	2,934
	Stewart Enterprises Inc. Class A	561,285	2,891
*	Steak N Shake Co.	8,851	2,869
	Cinemark Holdings Inc.	198,692	2,855
	Stage Stores Inc.	230,299	2,846
*	True Religion Apparel Inc.	152,842	2,826
	CKE Restaurants Inc.	331,764	2,807
*	Ruby Tuesday Inc.	389,632	2,805
*	Ticketmaster Entertainment Inc.	228,135	2,788
*	Boyd Gaming Corp.	332,889	2,786
	Columbia Sportswear Co.	69,477	2,712
*	American Axle & Manufacturing Holdings Inc.	336,386	2,698
*	Shuffle Master Inc.	324,047	2,670
*	Peet's Coffee & Tea Inc.	78,308	2,610
*	Pier 1 Imports Inc.	510,353	2,598
	Brown Shoe Co. Inc.	259,004	2,556
*	RCN Corp.	233,962	2,538
*	Clear Channel Outdoor Holdings Inc. Class A	243,257	2,527
*	Lumber Liquidators Inc.	93,235	2,499
	Harte-Hanks Inc.	230,531	2,485
	World Wrestling Entertainment Inc. Class A	161,178	2,471
*	Citi Trends Inc.	88,913	2,456
	Fred's Inc. Class A	240,009	2,448
*	Universal Technical Institute Inc.	121,059	2,445
	PetMed Express Inc.	138,433	2,441
	Ameristar Casinos Inc.	156,388	2,382
	PEP Boys-Manny Moe & Jack	278,784	2,359
*	Drew Industries Inc.	112,063	2,314
*	Ascent Media Corp. Class A	87,901	2,244
*	Asbury Automotive Group Inc.	194,300	2,240
	Churchill Downs Inc.	59,957	2,239
	Superior Industries International Inc.	145,397	2,225
*,^	DineEquity Inc.	90,562	2,200
	Sonic Automotive Inc. Class A	210,507	2,187

3

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	hhgregg Inc.	98,112	2,161
*	Standard Pacific Corp.	572,767	2,142
	Big 5 Sporting Goods Corp.	124,436	2,138
	Ethan Allen Interiors Inc.	155,845	2,091
*	Winnebago Industries	169,903	2,073
*	Wet Seal Inc. Class A	599,093	2,067
*	Warner Music Group Corp.	364,862	2,065
*	Stein Mart Inc.	193,353	2,061
*	Domino's Pizza Inc.	245,814	2,060
*	Jakks Pacific Inc.	169,109	2,050
*	Pre-Paid Legal Services Inc.	49,715	2,042
*	California Pizza Kitchen Inc.	150,421	2,023
*	BJ's Restaurants Inc.	107,197	2,017
*	Shutterfly Inc.	111,775	1,991
*	Universal Electronics Inc.	85,026	1,974
*	iRobot Corp.	109,576	1,929
	Ambassadors Group Inc.	143,142	1,902
	Speedway Motorsports Inc.	106,624	1,879
	Oxford Industries Inc.	88,529	1,831
*,^	Talbots Inc.	205,252	1,829
	Haverty Furniture Cos. Inc.	130,300	1,789
*	Volcom Inc.	106,630	1,785
*	DSW Inc. Class A	68,677	1,777
*	RC2 Corp.	119,919	1,769
	Christopher & Banks Corp.	231,242	1,762
*	CKX Inc.	330,989	1,744
*	HOT Topic Inc.	273,389	1,739
*	Maidenform Brands Inc.	103,809	1,733
*	Red Robin Gourmet Burgers Inc.	95,073	1,702
*	Entravision Communications Corp. Class A	493,153	1,677
*	Dolan Media Co.	162,867	1,663
	K-Swiss Inc. Class A	165,760	1,648
	Marcus Corp.	125,961	1,615
*	EW Scripps Co. Class A	230,026	1,601
*	Select Comfort Corp.	244,663	1,595
*	Kirkland's Inc.	91,424	1,588
*	Pacific Sunwear Of California	396,271	1,577
*	Core-Mark Holding Co. Inc.	47,160	1,554
*	Rentrak Corp.	87,383	1,544
*	Coldwater Creek Inc.	344,761	1,538
*	Knology Inc.	139,061	1,523
*	Landry's Restaurants Inc.	71,153	1,515
*	Mediacom Communications Corp. Class A	328,651	1,469
*	Amerigon Inc.	184,424	1,464
*	Smith & Wesson Holding Corp.	357,683	1,463
*	Furniture Brands International Inc.	264,838	1,446
*	Zumiez Inc.	111,954	1,424
*	Quiksilver Inc.	692,151	1,398
*	Krispy Kreme Doughnuts Inc.	463,239	1,367
*	Grand Canyon Education Inc.	71,627	1,362
*	Denny's Corp.	619,969	1,358
*	America's Car-Mart Inc.	49,436	1,302
*	Retail Ventures Inc.	146,344	1,301
	Blyth Inc.	38,553	1,300
^	Sturm Ruger & Co. Inc.	130,838	1,269
*	Drugstore.Com Inc.	406,637	1,257
	Bebe Stores Inc.	199,447	1,251
*	Cavco Industries Inc.	34,750	1,248
*,^	Overstock.com Inc.	91,257	1,237
*	AFC Enterprises Inc.	151,533	1,237
*	MarineMax Inc.	133,041	1,223
*	Beazer Homes USA Inc.	251,958	1,219
*	G-III Apparel Group Ltd.	55,157	1,195
*	Orbitz Worldwide Inc.	160,855	1,181

4

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Unifi Inc.	304,096	1,180
*	Audiovox Corp. Class A	166,390	1,180
	Cherokee Inc.	65,762	1,172
	Movado Group Inc.	119,661	1,163
	Systemax Inc.	73,832	1,160
	Spartan Motors Inc.	201,840	1,136
*	Gaiam Inc. Class A	147,676	1,136
	Sinclair Broadcast Group Inc. Class A	280,685	1,131
*	Vitamin Shoppe Inc.	50,436	1,122
*	LIN TV Corp. Class A	250,670	1,118
*	Stamps.com Inc.	123,800	1,114
*	LodgeNet Interactive Corp.	200,892	1,111
*	Shoe Carnival Inc.	53,872	1,103
*	Destination Maternity Corp.	58,020	1,102
*	Lincoln Educational Services Corp.	50,372	1,092
*	Steinway Musical Instruments	67,322	1,071
*	Martha Stewart Living Omnimedia Class A	215,857	1,066
*	Dorman Products Inc.	66,221	1,037
*	Midas Inc.	120,724	1,020
*	Youbet.com Inc.	354,035	1,016
*	Learning Tree International Inc.	84,321	1,007
*	Hawk Corp. Class A	56,343	992
*	Insignia Systems Inc.	202,578	987
*	Lithia Motors Inc. Class A	119,326	981
	CSS Industries Inc.	49,531	963
*,^	Bridgepoint Education Inc.	61,862	929
^	McClatchy Co. Class A	255,124	903
*	AH Belo Corp. Class A	155,625	896
*,^	Hovnanian Enterprises Inc. Class A	230,969	887
	Weyco Group Inc.	37,181	879
	Journal Communications Inc. Class A	223,700	870
	Primedia Inc.	235,778	851
*	M/I Homes Inc.	81,727	849
*	Sealy Corp.	264,277	835
*	Morgans Hotel Group Co.	183,211	830
*	Culp Inc.	82,428	823
*	Rubio's Restaurants Inc.	110,026	793
*	Isle of Capri Casinos Inc.	106,043	793
*,^	Blockbuster Inc. Class A	1,175,598	788
*	Kenneth Cole Productions Inc. Class A	80,937	781
*,^	Brookfield Homes Corp.	95,313	762
*	Multimedia Games Inc.	126,670	761
*	Perry Ellis International Inc.	50,145	755
	Marine Products Corp.	152,419	751
*	Stanley Furniture Co. Inc.	71,739	728
*,^	Quantum Fuel Systems Technologies Worldwide Inc.	610,340	677
	Jackson Hewitt Tax Service Inc.	153,955	677
*	Media General Inc. Class A	84,284	661
*	Rocky Brands Inc.	87,684	658
	Skyline Corp.	34,905	642
*	Standard Motor Products Inc.	73,250	624
	CPI Corp.	49,957	613
	Frisch's Restaurants Inc.	25,701	613
*	Valuevision Media Inc. Class A	126,908	609
*	Red Lion Hotels Corp.	122,900	607
*	Caribou Coffee Co. Inc.	78,042	602
*	Tuesday Morning Corp.	229,823	593
	Sport Supply Group Inc.	46,238	582
	Books-A-Million Inc.	86,393	581
*	O'Charleys Inc.	87,672	574
*	New York & Co. Inc.	133,740	574
*	Princeton Review Inc.	139,455	566
*	Saga Communications Inc. Class A	45,024	565
*	1-800-Flowers.com Inc. Class A	209,383	555

5

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Leapfrog Enterprises Inc.	139,771	546
*	Stoneridge Inc.	60,029	541
*	Cumulus Media Inc. Class A	237,203	541
*	Entercom Communications Corp. Class A	75,635	535
*	Nexstar Broadcasting Group Inc. Class A	130,775	530
*	Kid Brands Inc.	120,801	529
*	Joe's Jeans Inc.	389,951	526
*	AC Moore Arts & Crafts Inc.	177,341	521
*	Zale Corp.	189,286	515
*	Casual Male Retail Group Inc.	219,326	511
	Bon-Ton Stores Inc.	51,406	504
*	Fisher Communications Inc.	30,955	503
*	West Marine Inc.	62,153	501
*	Famous Dave's Of America Inc.	82,595	500
*	Tandy Leather Factory Inc.	125,605	491
*	Nobel Learning Communities Inc.	64,443	489
*	American Apparel Inc.	157,080	487
*	Luby's Inc.	132,166	486
*	Nautilus Inc.	237,420	482
*	Carrols Restaurant Group Inc.	67,387	476
*,^	Raser Technologies Inc.	373,034	463
*	Arctic Cat Inc.	50,072	459
*	Cache Inc.	99,997	457
*	Vitacost.com Inc.	43,824	457
	Hooker Furniture Corp.	36,700	454
	Dover Motorsports Inc.	217,120	454
	RG Barry Corp.	52,442	451
*	Hollywood Media Corp.	321,267	450
*	Delta Apparel Inc.	41,746	445
*	Build-A-Bear Workshop Inc.	90,789	444
*	Borders Group Inc.	372,043	439
*	Playboy Enterprises Inc. Class B	135,359	433
*	Monarch Casino & Resort Inc.	51,748	419
*	Lifetime Brands Inc.	58,274	417
*	Empire Resorts Inc.	192,357	406
*	Forward Industries Inc.	188,728	389
*	Mac-Gray Corp.	37,698	388
	Collectors Universe	40,731	381
*	Jamba Inc.	222,210	373
*	Bassett Furniture Industries Inc.	102,010	359
*	Crown Media Holdings Inc. Class A	245,799	356
*	Outdoor Channel Holdings Inc.	60,881	353
*	Lee Enterprises Inc.	101,161	351
*	Emerson Radio Corp.	146,755	346
	Flexsteel Industries	33,066	338
*	Rex Stores Corp.	23,108	325
*	Beasley Broadcasting Group Inc. Class A	90,279	320
*	Bluegreen Corp.	131,902	319
	Dover Downs Gaming & Entertainment Inc.	82,582	312
*	Nathan's Famous Inc.	19,811	302
*	Dixie Group Inc.	109,360	296
*	Trans World Entertainment	194,782	294
	Nobility Homes Inc.	28,012	293
*	Strattec Security Corp.	15,593	288
*	Radio One Inc. Class A	93,623	288
*	4Kids Entertainment Inc.	181,285	288
*	McCormick & Schmick's Seafood Restaurants Inc.	41,063	286
*	Shiloh Industries Inc.	53,686	285
*	Perfumania Holdings Inc.	39,291	283
	Gaming Partners International Corp.	49,597	278
	Heelys Inc.	125,864	274
*	Franklin Electronic Publishers Inc.	109,761	271
*	VCG Holding Corp.	129,258	269
*	Century Casinos Inc.	96,100	259

6

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Navarre Corp.	121,031	257
*	ante4 Inc.	240,432	249
*	Carmike Cinemas Inc.	32,658	247
*,^	Conn's Inc.	41,737	244
*	Alloy Inc.	30,775	239
*	Benihana Inc. Class A	63,045	239
*	Escalade Inc.	98,010	235
*	Lakes Entertainment Inc.	92,413	232
*	Bidz.com Inc.	115,487	231
*	MTR Gaming Group Inc.	176,697	230
*	Carriage Services Inc. Class A	57,955	228
	Ark Restaurants Corp.	15,514	224
*	Palm Harbor Homes Inc.	106,050	220
*	Global Traffic Network Inc.	52,639	218
*	Ruth's Hospitality Group Inc.	103,082	215
*	Charles & Colvard Ltd.	179,486	208
*	J Alexander's Corp.	47,400	189
*	Great Wolf Resorts Inc.	76,636	182
*	Harris Interactive Inc.	149,054	177
*	Aldila Inc.	47,699	166
*	Infosonics Corp.	140,532	145
*	Rick's Cabaret International Inc.	16,335	140
*	Town Sports International Holdings Inc.	54,278	126
*	Premier Exhibitions Inc.	86,968	126
*	Duckwall-ALCO Stores Inc.	8,017	123
*	NTN Buzztime Inc.	273,189	123
*	Lodgian Inc.	80,960	121
*	Benihana Inc. Class A	27,540	116
*	Emmis Communications Corp. Class A	95,521	110
*	Bluefly Inc.	44,063	109
*	Playboy Enterprises Inc. Class A	22,850	109
*	Gander Mountain Co.	21,095	108
*	Morton's Restaurant Group Inc.	35,710	104
*	Golfsmith International Holdings Inc.	43,979	99
*	Silverleaf Resorts Inc.	107,300	89
*	Johnson Outdoors Inc. Class A	7,174	70
*	Regent Communications Inc.	275,690	69
*	Craftmade International Inc.	35,683	67
*	Syms Corp.	9,144	66
*	Gray Television Inc.	43,597	66
*,^	Orleans Homebuilders Inc.	39,754	65
*	Williams Controls Inc.	8,052	64
*	Blockbuster Inc. Class B	107,624	63
	Hallwood Group Inc.	1,600	62
*	Bakers Footwear Group Inc.	69,383	51
	Aaron's Inc. Class A	2,025	46
*	Ambassadors International Inc.	77,088	46
*	Atrinsic Inc.	66,436	44
*	MKTG Inc.	93,399	37
*	Amerityre Corp.	99,178	31
*	Cost Plus Inc.	23,132	24
*	Spanish Broadcasting System Inc.	18,477	14
*	Meade Instruments Corp.	4,548	13
*	Marvel Entertainment Inc.	205	11
*	Kona Grill Inc.	3,435	10
*	SPAR Group Inc.	7,650	6
*	Winmark Corp.	200	4
*	Cosi Inc.	4,400	3
*	US Auto Parts Network Inc.	100	1
*	Here Media Inc.	12,670	—
			1,709,774
Consumer Staples (3.6%)
	Bunge Ltd.	805,958	51,444
*	Energizer Holdings Inc.	419,359	25,698

7

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Church & Dwight Co. Inc.	422,860	25,562
*	Ralcorp Holdings Inc.	340,930	20,357
*	Green Mountain Coffee Roasters Inc.	210,017	17,110
*	Hansen Natural Corp.	430,963	16,549
*	NBTY Inc.	371,956	16,195
	Alberto-Culver Co. Class B	513,344	15,036
	Del Monte Foods Co.	1,189,167	13,485
	Corn Products International Inc.	450,038	13,155
*	Smithfield Foods Inc.	846,578	12,860
	Flowers Foods Inc.	464,726	11,042
*	BJ's Wholesale Club Inc.	334,812	10,952
*	Chattem Inc.	114,563	10,689
	PepsiAmericas Inc.	336,849	9,856
	Casey's General Stores Inc.	306,200	9,774
	Nu Skin Enterprises Inc. Class A	294,177	7,905
*	TreeHouse Foods Inc.	191,971	7,460
*	United Natural Foods Inc.	259,914	6,950
	Universal Corp.	148,693	6,782
	Ruddick Corp.	245,331	6,312
	Lancaster Colony Corp.	116,920	5,811
*	Rite Aid Corp.	3,843,552	5,804
*	Bare Escentuals Inc.	442,551	5,412
	Lance Inc.	192,862	5,072
*	Chiquita Brands International Inc.	269,291	4,858
	Sanderson Farms Inc.	105,198	4,435
*	American Italian Pasta Co.	125,796	4,376
	Tootsie Roll Industries Inc.	157,770	4,320
*	Hain Celestial Group Inc.	245,216	4,171
*	Darling International Inc.	496,174	4,158
*	Central Garden and Pet Co. Class A	418,112	4,156
	Vector Group Ltd.	266,595	3,732
	Diamond Foods Inc.	99,955	3,552
	J&J Snack Foods Corp.	85,386	3,412
*	Winn-Dixie Stores Inc.	330,256	3,316
	WD-40 Co.	99,921	3,233
	Nash Finch Co.	77,249	2,865
	Andersons Inc.	110,574	2,855
*	Boston Beer Co. Inc. Class A	61,115	2,848
*,^	Dole Food Co. Inc.	216,600	2,688
	Cal-Maine Foods Inc.	78,771	2,685
*	Alliance One International Inc.	536,256	2,617
*	Medifast Inc.	80,532	2,463
	Weis Markets Inc.	66,246	2,409
	B&G Foods Inc. Class A	256,344	2,353
*	Smart Balance Inc.	391,417	2,349
*	Elizabeth Arden Inc.	155,656	2,248
	Spartan Stores Inc.	154,884	2,213
*	Great Atlantic & Pacific Tea Co.	181,639	2,142
	Pricesmart Inc.	93,314	1,907
*	Pantry Inc.	140,326	1,907
*	Prestige Brands Holdings Inc.	223,849	1,760
	Imperial Sugar Co.	89,209	1,556
*	Revlon Inc. Class A	88,668	1,508
	Ingles Markets Inc. Class A	93,979	1,422
*	National Beverage Corp.	102,253	1,417
	Farmer Bros Co.	58,455	1,154
	Coca-Cola Bottling Co. Consolidated	20,523	1,109
	Village Super Market Inc. Class A	40,097	1,095
*	USANA Health Sciences Inc.	32,750	1,045
*	John B. Sanfilippo & Son Inc.	63,924	995
	Inter Parfums Inc.	80,125	975
*,^	Lifeway Foods Inc.	81,849	972
	Calavo Growers Inc.	52,259	888
	Oil-Dri Corp. of America	50,968	790

8

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

		Market
		Value
	Shares	($000)
* Seneca Foods Corp. Class A	31,982	763
* Nutraceutical International Corp.	60,767	752
United-Guardian Inc.	55,886	642
* Harbinger Group Inc.	91,072	639
Rocky Mountain Chocolate Factory Inc.	78,028	632
* Reddy Ice Holdings Inc.	146,940	630
Alico Inc.	21,915	624
Arden Group Inc.	6,188	592
* Natural Alternatives International Inc.	75,837	584
* Diedrich Coffee Inc.	15,850	552
* Susser Holdings Corp.	61,510	528
* MGP Ingredients Inc.	68,459	524
Schiff Nutrition International Inc.	66,327	519
* Orchids Paper Products Co.	23,408	469
* Omega Protein Corp.	100,986	440
* Female Health Co.	82,429	390
* Star Scientific Inc.	412,993	289
* Overhill Farms Inc.	58,312	283
Mannatech Inc.	60,320	188
* Parlux Fragrances Inc.	89,346	184
* Physicians Formula Holdings Inc.	64,715	175
Reliv International Inc.	39,766	130
* HQ Sustainable Maritime Industries Inc.	16,827	119
* IGI Laboratories Inc.	72,500	57
* Vermont Pure Holdings Ltd.	600	—
		448,931
Energy (7.1%)
* Ultra Petroleum Corp.	910,331	45,389
* Petrohawk Energy Corp.	1,808,397	43,383
* Newfield Exploration Co.	798,646	38,519
* Pride International Inc.	1,049,072	33,476
* Alpha Natural Resources Inc.	727,102	31,542
Cimarex Energy Co.	501,990	26,590
Helmerich & Payne Inc.	634,543	25,306
* Plains Exploration & Production Co.	837,351	23,161
* Whiting Petroleum Corp.	305,686	21,841
Arch Coal Inc.	976,395	21,725
* Concho Resources Inc.	458,984	20,608
EXCO Resources Inc.	916,180	19,451
* Oceaneering International Inc.	329,894	19,305
Southern Union Co.	745,852	16,931
* Encore Acquisition Co.	333,937	16,036
* Dresser-Rand Group Inc.	496,095	15,682
* Forest Oil Corp.	674,896	15,016
Tidewater Inc.	310,828	14,904
Patterson-UTI Energy Inc.	923,328	14,173
* Atlas Energy Inc.	469,706	14,171
St Mary Land & Exploration Co.	376,037	12,876
* Atwood Oceanics Inc.	340,023	12,190
* Oil States International Inc.	299,242	11,757
* Superior Energy Services Inc.	470,302	11,424
* Comstock Resources Inc.	280,327	11,373
* Quicksilver Resources Inc.	711,702	10,683
* Unit Corp.	242,840	10,321
* Dril-Quip Inc.	180,239	10,180
* Arena Resources Inc.	230,996	9,961
World Fuel Services Corp.	357,244	9,571
* SandRidge Energy Inc.	988,091	9,318
* SEACOR Holdings Inc.	121,759	9,284
* Bristow Group Inc.	215,748	8,296
* Exterran Holdings Inc.	375,028	8,044
* Continental Resources Inc.	183,867	7,886
CARBO Ceramics Inc.	115,099	7,846
Frontier Oil Corp.	629,159	7,575

9

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Bill Barrett Corp.	232,389	7,230
*	Mariner Energy Inc.	611,887	7,104
*	Patriot Coal Corp.	450,766	6,969
*	Brigham Exploration Co.	500,112	6,777
	Berry Petroleum Co. Class A	225,583	6,576
	Lufkin Industries Inc.	89,498	6,551
*	Key Energy Services Inc.	745,065	6,549
*	Helix Energy Solutions Group Inc.	551,854	6,484
	Holly Corp.	247,718	6,349
*	Rosetta Resources Inc.	314,808	6,274
	Overseas Shipholding Group Inc.	140,591	6,179
	Penn Virginia Corp.	272,872	5,809
*	BPZ Resources Inc.	588,153	5,587
*	Swift Energy Co.	225,145	5,394
*	Tetra Technologies Inc.	453,460	5,024
*	Stone Energy Corp.	252,424	4,556
*	CNX Gas Corp.	154,334	4,556
*	Carrizo Oil & Gas Inc.	168,332	4,459
*	Complete Production Services Inc.	342,130	4,448
*	ATP Oil & Gas Corp.	243,305	4,448
*	Global Industries Ltd.	603,281	4,301
*	ION Geophysical Corp.	712,044	4,215
*	Gulfmark Offshore Inc.	138,683	3,926
*	McMoRan Exploration Co.	456,179	3,659
*,^	Goodrich Petroleum Corp.	146,690	3,572
*	Contango Oil & Gas Co.	75,561	3,552
*	Parker Drilling Co.	700,513	3,468
*	Clean Energy Fuels Corp.	215,858	3,326
*	Hornbeck Offshore Services Inc.	138,390	3,222
*	James River Coal Co.	166,251	3,081
*	International Coal Group Inc.	771,256	2,977
*	Hercules Offshore Inc.	576,430	2,755
*	USEC Inc.	681,853	2,625
*,^	GMX Resources Inc.	188,878	2,595
*	Pioneer Drilling Co.	322,208	2,545
	General Maritime Corp.	350,289	2,449
	W&T Offshore Inc.	206,614	2,417
*	Newpark Resources Inc.	552,545	2,337
*	Gulfport Energy Corp.	189,791	2,173
	RPC Inc.	201,091	2,091
*	Cal Dive International Inc.	272,913	2,063
	Crosstex Energy Inc.	336,608	2,036
*	Northern Oil And Gas Inc.	171,868	2,035
*	Venoco Inc.	153,050	1,996
	Gulf Island Fabrication Inc.	87,963	1,850
*	T-3 Energy Services Inc.	71,711	1,829
*	Petroquest Energy Inc.	287,026	1,759
*	Petroleum Development Corp.	91,986	1,675
	Vaalco Energy Inc.	361,802	1,646
*	Superior Well Services Inc.	112,391	1,603
*	Matrix Service Co.	149,262	1,590
*	Seahawk Drilling Inc.	70,331	1,585
*	Syntroleum Corp.	591,939	1,575
*	PHI Inc.	75,756	1,564
*	Harvest Natural Resources Inc.	279,947	1,481
*	Rex Energy Corp.	119,403	1,433
*,^	Rentech Inc.	1,115,568	1,372
*	American Oil & Gas Inc.	320,130	1,345
*	Energy Partners Ltd.	154,000	1,315
*	Clayton Williams Energy Inc.	36,956	1,295
*	Natural Gas Services Group Inc.	66,224	1,248
	Toreador Resources Corp.	115,426	1,143
*	Basic Energy Services Inc.	126,186	1,123
*	Warren Resources Inc.	457,025	1,120

10

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Dawson Geophysical Co.	48,056	1,111
*	Allis-Chalmers Energy Inc.	288,079	1,086
	Panhandle Oil and Gas Inc. Class A	40,806	1,057
*	Georesources Inc.	77,096	1,053
*	OYO Geospace Corp.	23,929	1,026
*	Delta Petroleum Corp.	981,118	1,020
*	CVR Energy Inc.	139,084	954
*	Green Plains Renewable Energy Inc.	63,334	942
*	FX Energy Inc.	320,728	914
*	Western Refining Inc.	190,610	898
*	Endeavour International Corp.	754,739	815
*	Abraxas Petroleum Corp.	405,303	778
*	Mitcham Industries Inc.	104,006	767
*	RAM Energy Resources Inc.	367,188	753
*	Cheniere Energy Inc.	308,893	748
*	Bronco Drilling Co. Inc.	140,010	710
*	Bolt Technology Corp.	63,799	703
*	Boots & Coots Inc.	400,360	661
*	Westmoreland Coal Co.	71,854	640
*	CREDO Petroleum Corp.	66,075	614
	Alon USA Energy Inc.	83,946	574
*	Uranium Energy Corp.	148,540	561
	Houston American Energy Corp.	88,555	545
	Delek US Holdings Inc.	78,966	538
*,^	Tri-Valley Corp.	262,522	512
*	Union Drilling Inc.	79,031	494
*	Geokinetics Inc.	43,492	418
*	Trico Marine Services Inc.	88,032	400
*	ENGlobal Corp.	126,031	394
*	Callon Petroleum Co.	245,308	368
*	Gasco Energy Inc.	672,029	356
*	Cobalt International Energy Inc.	25,300	350
*,^	Isramco Inc.	4,857	347
*	Uranium Resources Inc.	449,100	346
*,^	Sulphco Inc.	504,279	338
*	Approach Resources Inc.	42,800	330
*	Omni Energy Services Corp.	261,158	326
*,^	Hyperdynamics Corp.	367,489	320
*	Double Eagle Petroleum Co.	72,456	313
*,^	NGAS Resources Inc.	181,432	307
*,^	Zion Oil & Gas Inc.	40,492	290
*	PHI Inc.	12,172	252
*	Cano Petroleum Inc.	249,987	245
*,^	Royale Energy Inc.	87,841	231
*	National Coal Corp.	261,228	217
*,^	Verenium Corp.	47,069	212
*	HKN Inc.	57,045	209
*	Barnwell Industries Inc.	40,366	182
*	GeoMet Inc.	121,818	178
*,^	Evergreen Energy Inc.	507,016	174
*	Pacific Ethanol Inc.	184,506	133
*	TGC Industries Inc.	24,275	95
*	Cubic Energy Inc.	61,177	91
*	Meridian Resource Corp.	343,302	89
*	Tengasco Inc.	178,356	82
*	Magnum Hunter Resources Corp.	45,924	71
*	Quest Resource Corp.	103,451	60
*,^	New Generation Biofuels Holdings Inc.	46,633	37
*	Dune Energy Inc.	48,940	11
			890,330
Financials (18.1%)
	BlackRock Inc.	195,999	45,511
	New York Community Bancorp Inc.	2,499,504	36,268
	Everest Re Group Ltd.	358,613	30,726

11

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

		Market
		Value
	Shares	($000)
* TD Ameritrade Holding Corp.	1,518,651	29,431
Federal Realty Investment Trust	367,799	24,907
Nationwide Health Properties Inc.	674,660	23,735
SL Green Realty Corp.	464,198	23,321
Digital Realty Trust Inc.	459,967	23,127
AMB Property Corp.	879,549	22,472
Liberty Property Trust	676,931	21,669
Eaton Vance Corp.	706,107	21,473
Reinsurance Group of America Inc. Class A	437,634	20,853
Macerich Co.	579,402	20,830
Rayonier Inc.	477,650	20,138
* Markel Corp.	58,959	20,046
WR Berkley Corp.	811,725	20,001
First American Corp.	603,804	19,992
* MSCI Inc. Class A	621,524	19,764
HCC Insurance Holdings Inc.	676,224	18,914
Fidelity National Financial Inc. Class A	1,384,952	18,641
Cullen/Frost Bankers Inc.	360,317	18,016
Transatlantic Holdings Inc.	343,192	17,884
Hospitality Properties Trust	741,703	17,586
Alexandria Real Estate Equities Inc.	265,544	17,072
* Jefferies Group Inc.	717,877	17,035
* Affiliated Managers Group Inc.	252,802	17,026
Commerce Bancshares Inc.	438,454	16,977
Regency Centers Corp.	482,856	16,929
Senior Housing Properties Trust	765,711	16,746
Duke Realty Corp.	1,346,672	16,389
Camden Property Trust	385,807	16,347
Mack-Cali Realty Corp.	472,748	16,343
^ Realty Income Corp.	626,339	16,228
* St Joe Co.	555,383	16,045
First Niagara Financial Group Inc.	1,130,251	15,722
Waddell & Reed Financial Inc.	513,082	15,670
White Mountains Insurance Group Ltd.	47,052	15,652
Jones Lang LaSalle Inc.	251,510	15,191
UDR Inc.	918,665	15,103
Essex Property Trust Inc.	175,026	14,641
Old Republic International Corp.	1,446,623	14,524
Highwoods Properties Inc.	427,359	14,252
Raymond James Financial Inc.	593,664	14,111
Arthur J Gallagher & Co.	610,162	13,735
SEI Investments Co.	778,587	13,641
Bank of Hawaii Corp.	288,267	13,566
Hanover Insurance Group Inc.	302,323	13,432
Washington Federal Inc.	674,820	13,051
Corporate Office Properties Trust SBI	350,168	12,827
Brown & Brown Inc.	708,656	12,735
Weingarten Realty Investors	626,486	12,398
Valley National Bancorp	862,054	12,181
City National Corp.	260,073	11,859
American Financial Group Inc.	475,061	11,853
StanCorp Financial Group Inc.	295,538	11,827
Prosperity Bancshares Inc.	278,889	11,287
* AmeriCredit Corp.	577,474	10,995
BRE Properties Inc.	326,707	10,807
* Stifel Financial Corp.	182,231	10,795
National Retail Properties Inc.	495,303	10,510
* ProAssurance Corp.	194,939	10,470
Douglas Emmett Inc.	730,710	10,413
FirstMerit Corp.	516,091	10,394
BancorpSouth Inc.	441,480	10,357
* SVB Financial Group	246,531	10,278
Apollo Investment Corp.	1,047,228	9,980
Omega Healthcare Investors Inc.	511,652	9,952

12

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Greenhill & Co. Inc.	123,346	9,897
	Washington Real Estate Investment Trust	359,120	9,894
	Westamerica Bancorporation	175,615	9,724
	Developers Diversified Realty Corp.	1,039,483	9,626
	Home Properties Inc.	201,747	9,625
	Tanger Factory Outlet Centers	242,161	9,442
*	Alleghany Corp.	33,930	9,365
	BioMed Realty Trust Inc.	590,347	9,316
	Fulton Financial Corp.	1,059,493	9,239
	Equity Lifestyle Properties Inc.	182,636	9,218
	TCF Financial Corp.	673,584	9,174
	Entertainment Properties Trust	252,631	8,910
	American Campus Communities Inc.	313,846	8,819
	Brandywine Realty Trust	773,135	8,814
	East West Bancorp Inc.	551,558	8,715
	HRPT Properties Trust	1,345,575	8,706
	Popular Inc.	3,844,515	8,689
*	Knight Capital Group Inc. Class A	560,026	8,624
	Protective Life Corp.	514,457	8,514
	Associated Banc-Corp	768,673	8,463
	Mercury General Corp.	214,047	8,403
	Mid-America Apartment Communities Inc.	173,513	8,377
	Ares Capital Corp.	658,905	8,203
*	Forest City Enterprises Inc. Class A	695,887	8,198
	LaSalle Hotel Properties	381,775	8,105
	CBL & Associates Properties Inc.	828,763	8,014
	Kilroy Realty Corp.	259,454	7,957
*,^	Federal National Mortgage Assn.	6,689,097	7,893
*	Signature Bank	244,051	7,785
	NewAlliance Bancshares Inc.	639,083	7,675
	Healthcare Realty Trust Inc.	356,913	7,659
	Potlatch Corp.	239,117	7,623
	Trustmark Corp.	336,285	7,580
	Hancock Holding Co.	170,314	7,458
	UMB Financial Corp.	179,744	7,073
	Erie Indemnity Co. Class A	178,829	6,978
	Umpqua Holdings Corp.	513,014	6,880
	First Financial Bankshares Inc.	125,369	6,799
	Zenith National Insurance Corp.	224,700	6,687
	Iberiabank Corp.	124,178	6,682
	Unitrin Inc.	299,945	6,614
	Taubman Centers Inc.	183,034	6,573
	CapitalSource Inc.	1,651,009	6,555
*	Conseco Inc.	1,305,674	6,528
	Tower Group Inc.	270,249	6,327
	Old National Bancorp	508,036	6,315
	Delphi Financial Group Inc.	281,215	6,291
	DCT Industrial Trust Inc.	1,246,216	6,256
	Cash America International Inc.	176,355	6,165
	National Health Investors Inc.	165,954	6,139
	Astoria Financial Corp.	490,507	6,097
	TFS Financial Corp.	500,574	6,077
	DiamondRock Hospitality Co.	710,871	6,021
	EastGroup Properties Inc.	157,118	6,014
	Extra Space Storage Inc.	519,604	6,001
	BOK Financial Corp.	126,267	6,000
	MB Financial Inc.	304,178	5,998
	Franklin Street Properties Corp.	407,198	5,949
	Synovus Financial Corp.	2,888,060	5,921
	International Bancshares Corp.	311,867	5,904
	Sovran Self Storage Inc.	161,313	5,764
*,^	Federal Home Loan Mortgage Corp.	3,901,323	5,735
	Post Properties Inc.	291,359	5,711
	RLI Corp.	106,693	5,681

13

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

		Market
		Value
	Shares	($000)
PS Business Parks Inc.	108,483	5,430
* PHH Corp.	329,132	5,302
Selective Insurance Group	319,173	5,250
Sunstone Hotel Investors Inc.	590,647	5,245
American National Insurance Co.	43,646	5,213
* Investment Technology Group Inc.	262,841	5,178
First Citizens BancShares Inc. Class A	31,420	5,153
Wilmington Trust Corp.	417,281	5,149
Whitney Holding Corp.	561,923	5,119
Glacier Bancorp Inc.	370,159	5,079
* Ezcorp Inc. Class A	292,816	5,039
* KBW Inc.	181,767	4,973
* Piper Jaffray Cos.	97,441	4,931
Medical Properties Trust Inc.	482,425	4,824
* Forestar Group Inc.	215,996	4,748
Colonial Properties Trust	399,989	4,692
FNB Corp.	685,342	4,653
^ United Bankshares Inc.	229,945	4,592
Webster Financial Corp.	386,664	4,590
Cousins Properties Inc.	599,895	4,577
DuPont Fabros Technology Inc.	252,282	4,539
Wintrust Financial Corp.	145,326	4,475
* Pico Holdings Inc.	136,011	4,452
CVB Financial Corp.	511,017	4,415
* Interactive Brokers Group Inc.	248,228	4,399
National Penn Bancshares Inc.	755,602	4,375
Financial Federal Corp.	157,062	4,319
Capitol Federal Financial	133,964	4,215
NBT Bancorp Inc.	206,550	4,207
* Portfolio Recovery Associates Inc.	93,251	4,185
Employers Holdings Inc.	271,648	4,167
^ American Capital Ltd.	1,692,415	4,130
Acadia Realty Trust	239,134	4,034
^ Prospect Capital Corp.	336,571	3,975
optionsXpress Holdings Inc.	257,040	3,971
Investors Real Estate Trust	436,763	3,931
* Allied Capital Corp.	1,079,747	3,898
* CNA Financial Corp.	162,178	3,892
First Financial Bancorp	266,801	3,885
* MBIA Inc.	959,164	3,817
Community Bank System Inc.	197,140	3,807
* Navigators Group Inc.	80,726	3,803
* Alexander's Inc.	12,340	3,757
LTC Properties Inc.	139,703	3,737
* MGIC Investment Corp.	642,016	3,711
Radian Group Inc.	497,969	3,640
Lexington Realty Trust	595,010	3,618
PacWest Bancorp	179,282	3,613
Park National Corp.	61,318	3,610
First Midwest Bancorp Inc.	329,203	3,585
* First Cash Financial Services Inc.	159,812	3,546
Brookline Bancorp Inc.	355,588	3,524
* World Acceptance Corp.	97,747	3,502
Inland Real Estate Corp.	426,406	3,475
* Ocwen Financial Corp.	360,376	3,449
Provident Financial Services Inc.	323,529	3,446
* Dollar Financial Corp.	145,551	3,444
U-Store-It Trust	469,714	3,438
Chemical Financial Corp.	143,051	3,373
Infinity Property & Casualty Corp.	82,325	3,346
Safety Insurance Group Inc.	91,837	3,327
Equity One Inc.	198,282	3,206
PrivateBancorp Inc. Class A	353,317	3,169
* Investors Bancorp Inc.	284,239	3,110

14

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

		Market
		Value
	Shares	($000)
City Holding Co.	95,629	3,092
Susquehanna Bancshares Inc.	521,106	3,069
* Riskmetrics Group Inc.	192,606	3,064
Horace Mann Educators Corp.	236,785	2,960
Wesco Financial Corp.	8,567	2,938
Trustco Bank Corp.	462,692	2,915
MarketAxess Holdings Inc.	207,998	2,891
* Pinnacle Financial Partners Inc.	199,225	2,833
* Hilltop Holdings Inc.	239,167	2,784
Northwest Bancshares Inc.	244,001	2,762
Home Bancshares Inc.	113,948	2,743
Columbia Banking System Inc.	169,417	2,741
Parkway Properties Inc.	130,178	2,710
Independent Bank Corp.	126,625	2,645
Cathay General Bancorp	349,386	2,638
American Equity Investment Life Holding Co.	350,553	2,608
Harleysville Group Inc.	81,761	2,599
Getty Realty Corp.	109,003	2,565
Meadowbrook Insurance Group Inc.	344,931	2,552
* eHealth Inc.	154,965	2,546
Sterling Bancshares Inc.	491,467	2,521
Simmons First National Corp. Class A	90,258	2,509
Evercore Partners Inc. Class A	82,439	2,506
First Potomac Realty Trust	199,115	2,503
United Fire & Casualty Co.	134,179	2,446
S&T Bancorp Inc.	143,609	2,443
* Texas Capital Bancshares Inc.	169,408	2,365
Cohen & Steers Inc.	103,394	2,362
Saul Centers Inc.	70,681	2,316
National Western Life Insurance Co. Class A	13,307	2,310
Community Trust Bancorp Inc.	94,033	2,299
Universal Health Realty Income Trust	71,684	2,296
Bank of the Ozarks Inc.	78,217	2,289
Hercules Technology Growth Capital Inc.	219,536	2,281
First Financial Corp.	74,014	2,259
Nara Bancorp Inc.	198,227	2,248
Boston Private Financial Holdings Inc.	389,023	2,245
Nelnet Inc. Class A	129,125	2,225
* Beneficial Mutual Bancorp Inc.	224,617	2,210
* MCG Capital Corp.	509,208	2,200
Dime Community Bancshares	183,979	2,156
* Tejon Ranch Co.	73,208	2,139
SWS Group Inc.	176,158	2,132
First Commonwealth Financial Corp.	454,310	2,113
* AMERISAFE Inc.	116,743	2,098
* Ashford Hospitality Trust Inc.	438,871	2,036
Sun Communities Inc.	102,853	2,031
* National Financial Partners Corp.	248,252	2,008
OneBeacon Insurance Group Ltd. Class A	145,051	1,999
Advance America Cash Advance Centers Inc.	358,550	1,994
WesBanco Inc.	159,836	1,972
FBL Financial Group Inc. Class A	106,494	1,972
Harleysville National Corp.	304,934	1,964
Bank Mutual Corp.	283,646	1,963
GAMCO Investors Inc.	40,324	1,947
Phoenix Cos. Inc.	692,041	1,924
* SeaBright Insurance Holdings Inc.	167,432	1,924
American Physicians Capital Inc.	62,636	1,899
Pennsylvania Real Estate Investment Trust	222,849	1,885
Fifth Street Finance Corp.	175,455	1,884
SCBT Financial Corp.	67,833	1,878
Oriental Financial Group Inc.	173,823	1,877
Cedar Shopping Centers Inc.	270,063	1,836
* FPIC Insurance Group Inc.	47,154	1,821

15

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Encore Capital Group Inc.	103,721	1,805
	SY Bancorp Inc.	84,188	1,797
	Provident New York Bancorp	212,884	1,797
	Suffolk Bancorp	60,211	1,788
	Cardinal Financial Corp.	203,971	1,783
	GFI Group Inc.	388,472	1,775
	Renasant Corp.	130,424	1,774
	Great Southern Bancorp Inc.	81,269	1,736
	Bancfirst Corp.	46,533	1,724
	National Interstate Corp.	100,751	1,709
*,^	iStar Financial Inc.	658,424	1,686
	Westfield Financial Inc.	203,502	1,679
*	TradeStation Group Inc.	212,703	1,678
	Tompkins Financial Corp.	41,340	1,674
	Baldwin & Lyons Inc.	67,304	1,656
	Arrow Financial Corp.	65,592	1,640
	TowneBank	138,896	1,622
	Flushing Financial Corp.	143,024	1,610
	Kearny Financial Corp.	159,561	1,608
	Danvers Bancorp Inc.	123,544	1,605
	State Auto Financial Corp.	86,009	1,591
	Student Loan Corp.	34,133	1,590
*	United Community Banks Inc.	460,845	1,562
^	German American Bancorp Inc.	95,580	1,553
	Berkshire Hills Bancorp Inc.	74,489	1,540
*	CNA Surety Corp.	103,324	1,539
*	Citizens Inc.	235,340	1,537
	Calamos Asset Management Inc. Class A	133,230	1,536
	Associated Estates Realty Corp.	135,073	1,522
	Oppenheimer Holdings Inc. Class A	44,927	1,492
	Kite Realty Group Trust	365,060	1,486
	Urstadt Biddle Properties Inc. Class A	97,223	1,485
	MVC Capital Inc.	125,080	1,476
	Republic Bancorp Inc. Class A	71,528	1,473
*	Safeguard Scientifics Inc.	141,142	1,455
	Duff & Phelps Corp. Class A	78,628	1,436
*,^	Ambac Financial Group Inc.	1,728,941	1,435
	1st Source Corp.	88,570	1,425
	Northfield Bancorp Inc.	103,461	1,399
	First Bancorp	99,502	1,390
	StellarOne Corp.	139,555	1,390
	Univest Corp. of Pennsylvania	79,250	1,389
*	Broadpoint Gleacher Securities Inc.	310,307	1,384
*	International Assets Holding Corp.	93,887	1,365
	First Industrial Realty Trust Inc.	260,373	1,362
	Washington Trust Bancorp Inc.	84,578	1,318
	BankFinancial Corp.	133,089	1,318
	Southside Bancshares Inc.	66,423	1,303
	Home Federal Bancorp Inc.	97,846	1,302
	BGC Partners Inc. Class A	281,622	1,301
	Education Realty Trust Inc.	265,469	1,285
	Ramco-Gershenson Properties Trust	133,887	1,277
	Stewart Information Services Corp.	112,194	1,266
	ESSA Bancorp Inc.	106,926	1,251
	US Global Investors Inc. Class A	100,845	1,241
	WSFS Financial Corp.	48,363	1,240
	Westwood Holdings Group Inc.	33,753	1,227
	Trico Bancshares	73,519	1,224
*	Citizens Republic Bancorp Inc.	1,764,367	1,217
	Capital Southwest Corp.	15,447	1,217
	Presidential Life Corp.	132,041	1,208
	Amtrust Financial Services Inc.	101,859	1,204
	Heartland Financial USA Inc.	81,636	1,171
	Camden National Corp.	35,789	1,170

16

Vanguard® Extended Market Index Fund Schedule of Investments December 31, 2009

		Market
		Value
	Shares	($000)
Mission West Properties Inc.	158,919	1,143
BlackRock Kelso Capital Corp.	132,358	1,128
* Bancorp Inc.	164,235	1,127
Wilshire Bancorp Inc.	137,491	1,126
American Physicians Service Group Inc.	48,798	1,126
* Gramercy Capital Corp.	434,236	1,125
Consolidated-Tomoka Land Co.	32,111	1,122
OceanFirst Financial Corp.	98,726	1,116
Northrim BanCorp Inc.	65,629	1,108
First Financial Northwest Inc.	167,124	1,095
* PMA Capital Corp. Class A	173,720	1,094
PennantPark Investment Corp.	122,185	1,090
United Financial Bancorp Inc.	83,047	1,089
First Financial Holdings Inc.	83,162	1,080
Financial Institutions Inc.	91,598	1,079
First BanCorp	466,939	1,074
* LaBranche & Co. Inc.	376,789	1,070
* FelCor Lodging Trust Inc.	295,033	1,062
Donegal Group Inc. Class B	63,194	1,062
Lakeland Financial Corp.	61,272	1,057
CapLease Inc.	237,605	1,041
Capital City Bank Group Inc.	74,850	1,036
Sterling Bancorp	145,077	1,036
* Credit Acceptance Corp.	24,587	1,035
Union Bankshares Corp.	83,013	1,029
PMI Group Inc.	403,557	1,017
* Taylor Capital Group Inc.	88,875	1,012
TICC Capital Corp.	164,147	993
^ National Bankshares Inc.	34,688	981
Lakeland Bancorp Inc.	152,866	977
* Virtus Investment Partners Inc.	61,413	976
ViewPoint Financial Group	67,761	976
^ Asta Funding Inc.	136,294	966
NGP Capital Resources Co.	117,877	958
* Western Alliance Bancorp	251,912	952
Abington Bancorp Inc.	137,677	949
Glimcher Realty Trust	349,357	943
Agree Realty Corp.	40,341	940
First Mercury Financial Corp.	68,488	939
Gladstone Capital Corp.	121,315	934
* Tree.com Inc.	101,474	928
Diamond Hill Investment Group Inc.	14,404	925
Century Bancorp Inc. Class A	41,622	917
American National Bankshares Inc.	41,223	903
Monmouth Real Estate Investment Corp. Class A	121,158	901
Sanders Morris Harris Group Inc.	163,797	901
Cogdell Spencer Inc.	156,250	884
Center Bancorp Inc.	98,841	882
Thomas Properties Group Inc.	297,000	879
Sandy Spring Bancorp Inc.	97,843	870
Hudson Valley Holding Corp.	35,129	866
* Penson Worldwide Inc.	95,541	866
Clifton Savings Bancorp Inc.	92,302	865
One Liberty Properties Inc.	98,470	865
First Merchants Corp.	144,963	861
* Harris & Harris Group Inc.	188,350	861
* FBR Capital Markets Corp.	137,308	849
EMC Insurance Group Inc.	39,256	844
* Guaranty Bancorp	634,715	838
* Territorial Bancorp Inc.	46,300	836
* Asset Acceptance Capital Corp.	122,392	830
Oritani Financial Corp.	60,058	825
* Strategic Hotels & Resorts Inc.	440,121	819
West Bancorporation Inc.	162,078	799
17

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Pacific Continental Corp.	69,398	794
	Peoples Bancorp Inc.	81,450	788
	Heritage Financial Corp.	56,863	784
	MainSource Financial Group Inc.	163,295	781
^	W Holding Co. Inc.	33,815	774
^	United Security Bancshares	44,680	766
*	Avatar Holdings Inc.	44,990	765
*	Crawford & Co. Class B	193,655	763
	Rewards Network Inc.	60,034	759
^	Life Partners Holdings Inc.	35,572	754
	First Community Bancshares Inc.	61,895	746
*	HFF Inc. Class A	118,064	738
	Merchants Bancshares Inc.	32,113	727
*	Cardtronics Inc.	65,655	727
	Hersha Hospitality Trust	229,339	720
*	Pzena Investment Management Inc. Class A	88,034	717
	Kohlberg Capital Corp.	156,231	712
	Federal Agricultural Mortgage Corp.	101,520	712
	CoBiz Financial Inc.	146,939	698
	First Bancorp Inc.	44,231	682
	Centerstate Banks Inc.	67,263	679
	Universal Insurance Holdings Inc.	114,133	670
*	Sun Bancorp Inc.	176,157	661
^	Orrstown Financial Services Inc.	18,890	659
*	Metro Bancorp Inc.	52,329	658
*	Eagle Bancorp Inc.	62,784	657
	Gladstone Investment Corp.	143,147	653
	ESB Financial Corp.	48,715	644
*	Virginia Commerce Bancorp	171,561	640
	Southwest Bancorp Inc.	90,718	630
	Kansas City Life Insurance Co.	20,934	623
	Meta Financial Group Inc.	29,670	620
*	NewBridge Bancorp	277,243	615
	Bridge Bancorp Inc.	25,536	614
	First Busey Corp.	157,163	611
^	BankAtlantic Bancorp Inc. Class A	465,664	605
	Wainwright Bank & Trust Co.	81,646	596
*,^	Superior Bancorp	179,781	591
	First of Long Island Corp.	23,315	589
	Urstadt Biddle Properties Inc.	38,700	581
*	Meridian Interstate Bancorp Inc.	65,785	572
	CompuCredit Holdings Corp.	166,986	556
	Winthrop Realty Trust	50,834	552
	Shore Bancshares Inc.	38,133	551
	Bank of Marin Bancorp	16,894	550
	NYMAGIC Inc.	32,639	541
*	Bridge Capital Holdings	77,162	540
*	Republic First Bancorp Inc.	126,432	540
	PMC Commercial Trust	71,953	540
*,^	United Security Bancshares	121,945	534
	Bancorp Rhode Island Inc.	20,784	534
	Penns Woods Bancorp Inc.	16,442	533
	Pulaski Financial Corp.	78,288	525
	Ameris Bancorp	73,006	523
	Medallion Financial Corp.	63,650	520
*	NewStar Financial Inc.	132,536	520
*	Thomas Weisel Partners Group Inc.	136,483	516
	Roma Financial Corp.	41,702	515
	21st Century Holding Co.	127,512	514
	Center Financial Corp.	111,584	513
	Epoch Holding Corp.	48,911	511
*	Artio Global Investors Inc.	20,000	510
*	Hanmi Financial Corp.	423,961	509
	Bryn Mawr Bank Corp.	33,573	507

18

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	First Marblehead Corp.	237,314	505
	Gladstone Commercial Corp.	37,062	497
	TF Financial Corp.	25,939	492
	South Financial Group Inc.	758,774	489
^	Pacific Capital Bancorp NA	504,641	484
	Mercer Insurance Group Inc.	26,638	484
	Enterprise Financial Services Corp.	62,233	480
*	AmeriServ Financial Inc.	285,515	477
	K-Fed Bancorp	53,932	474
	Brooklyn Federal Bancorp Inc.	46,900	471
	MutualFirst Financial Inc.	80,909	468
	First South Bancorp Inc.	45,046	464
	Washington Banking Co.	38,641	461
	State Bancorp Inc.	64,447	458
	MicroFinancial Inc.	147,515	456
*	Home Bancorp Inc.	36,969	451
*	Firstcity Financial Corp.	60,198	450
^	Old Second Bancorp Inc.	65,295	450
	Citizens & Northern Corp.	46,982	448
	Peapack Gladstone Financial Corp.	35,150	446
*	1st United Bancorp Inc.	61,702	441
*	Pacific Mercantile Bancorp	144,542	439
	JMP Group Inc.	45,009	437
	Ames National Corp.	20,467	432
	Donegal Group Inc. Class A	27,120	421
*	Marlin Business Services Corp.	52,933	420
	Community Capital Corp.	143,414	416
*,^	Doral Financial Corp.	112,724	409
*	United Community Financial Corp.	281,806	409
	First United Corp.	66,942	402
	Yadkin Valley Financial Corp.	108,892	399
	NASB Financial Inc.	17,087	398
*,^	Amcore Financial Inc.	316,735	393
*	Cape Bancorp Inc.	58,399	392
	Smithtown Bancorp Inc.	65,004	387
	Rockville Financial Inc.	35,331	371
*,^	Central Pacific Financial Corp.	282,734	370
	Alliance Financial Corp.	13,507	367
*	Louisiana Bancorp Inc.	24,568	359
	Invesco Mortgage Capital Inc.	15,635	356
*	Fox Chase Bancorp Inc.	37,110	353
*	Chicopee Bancorp Inc.	28,133	351
	Citizens South Banking Corp.	76,315	350
	Sierra Bancorp	45,032	344
*,^	Maguire Properties Inc.	224,392	339
*	Reis Inc.	54,774	337
	Triangle Capital Corp.	27,470	332
	Timberland Bancorp Inc.	74,616	331
*	Nicholas Financial Inc.	47,960	330
	Peoples Bancorp of North Carolina Inc.	64,718	330
	Eastern Insurance Holdings Inc.	38,260	330
	American River Bankshares	41,956	330
	First Security Group Inc.	137,838	328
	CNB Financial Corp.	20,461	327
	Prudential Bancorp Inc. of Pennsylvania	34,228	326
	Indiana Community Bancorp	42,202	325
	Hawthorn Bancshares Inc.	34,040	325
	Ocean Shore Holding Co.	35,411	319
	First Place Financial Corp.	114,212	316
	UMH Properties Inc.	37,242	316
	Legacy Bancorp Inc.	31,980	315
	MetroCorp Bancshares Inc.	89,829	314
*,^	Macatawa Bank Corp.	144,632	314
	Farmers Capital Bank Corp.	30,673	313

19

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
^	Cascade Bancorp	451,362	311
	Heritage Commerce Corp.	75,476	303
	Jefferson Bancshares Inc.	67,279	302
	Main Street Capital Corp.	18,619	300
	Middleburg Financial Corp.	24,377	299
*	Southcoast Financial Corp.	91,720	296
	First Defiance Financial Corp.	26,006	294
*	ZipRealty Inc.	77,082	290
*	First Acceptance Corp.	146,908	286
*,^	Sterling Financial Corp.	457,101	283
*	Waterstone Financial Inc.	136,825	280
*	Intervest Bancshares Corp. Class A	85,121	279
	Citizens Holding Co.	12,460	279
	Kayne Anderson Energy Development Co.	18,971	276
	QC Holdings Inc.	57,299	276
^	Green Bankshares Inc.	77,176	274
*	Stratus Properties Inc.	24,795	273
	MBT Financial Corp.	178,886	268
*	Cowen Group Inc. Class A	44,774	265
	North Valley Bancorp	126,638	265
*	Arlington Asset Investment Corp. Class A	17,105	261
	Capital Bank Corp.	67,607	260
^	Banner Corp.	95,723	257
	Firstbank Corp.	30,238	256
	CFS Bancorp Inc.	79,158	256
	West Coast Bancorp	121,235	255
	Parkvale Financial Corp.	36,069	251
	United Western Bancorp Inc.	90,789	251
	Colony Bankcorp Inc.	53,831	249
^	BancTrust Financial Group Inc.	86,390	248
*,^	Columbia Bancorp	204,994	244
	WSB Holdings Inc.	100,139	243
*	Flagstar Bancorp Inc.	402,829	242
	Southern Community Financial Corp.	103,218	238
	Supertel Hospitality Inc.	158,192	237
	Cypress Sharpridge Investments Inc.	17,500	236
	Summit Financial Group Inc.	61,208	236
	Pamrapo Bancorp Inc.	29,889	235
*	Fidelity Southern Corp.	64,998	234
	Premierwest Bancorp	161,287	229
	Princeton National Bancorp Inc.	20,180	218
^	City Bank	124,682	217
	Seacoast Banking Corp. of Florida	130,362	212
	Cascade Financial Corp.	93,296	207
*	Ladenburg Thalmann Financial Services Inc.	317,521	203
	BRT Realty Trust	39,682	202
*	First State Bancorporation	499,317	199
	VIST Financial Corp.	37,845	197
	Provident Financial Holdings Inc.	69,499	192
*	HMN Financial Inc.	45,151	190
	Independence Holding Co.	32,415	188
^	Capitol Bancorp Ltd.	90,982	178
	Tortoise Capital Resources Corp.	27,075	177
*,^	Frontier Financial Corp.	49,926	175
	Camco Financial Corp.	86,951	165
	Community Bankers Trust Corp.	50,010	163
	Integra Bank Corp.	214,786	159
*	Riverview Bancorp Inc.	70,929	158
	Bar Harbor Bankshares	5,747	158
^	Hampton Roads Bankshares Inc.	91,064	158
	Tower Bancorp Inc.	6,702	153
	Ohio Valley Banc Corp.	6,899	152
^	Independent Bank Corp.	208,241	150
*	Northern States Financial Corp.	36,253	146

20

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Grubb & Ellis Co.	113,800	146
	Hampden Bancorp Inc.	13,609	145
*	Guaranty Federal Bancshares Inc.	27,970	142
*	Central Jersey Bancorp	47,319	141
*,^	Bank of Florida Corp.	165,199	135
*	Encore Bancshares Inc.	16,598	132
	Mercantile Bank Corp.	42,927	129
	Centrue Financial Corp.	44,199	118
*,^	EuroBancshares Inc.	239,480	117
	Old Point Financial Corp.	7,519	117
*	TierOne Corp.	166,615	117
*	Rodman & Renshaw Capital Group Inc.	28,062	115
*,^	PAB Bankshares Inc.	51,879	114
*	TIB Financial Corp.	175,035	114
*	Bank of Granite Corp.	222,350	113
	Heritage Financial Group	15,243	111
	Preferred Bank	60,692	109
*	Maui Land & Pineapple Co. Inc.	19,474	108
	Cadence Financial Corp.	58,584	103
*	Consumer Portfolio Services Inc.	87,963	100
	First Citizens Banc Corp.	21,522	100
	MidWestOne Financial Group Inc.	10,170	89
^	FNB United Corp.	68,477	86
	Federal Agricultural Mortgage Corp. Class A	12,788	84
*	Anchor Bancorp Wisconsin Inc.	126,491	80
	Atlantic Coast Federal Corp.	51,557	78
*,^	Midwest Banc Holdings Inc.	192,244	69
	Midsouth Bancorp Inc.	4,719	66
	First Financial Service Corp.	6,376	58
*	Dearborn Bancorp Inc.	113,719	51
*	BofI Holding Inc.	5,000	50
*,^	Citizens First Bancorp Inc.	126,696	49
*	Royal Bancshares of Pennsylvania Inc.	37,019	48
*,^	First Regional Bancorp	136,790	48
	Peoples Financial Corp.	2,135	43
*	Investors Capital Holdings Ltd.	26,400	36
*,^	Mercantile Bancorp	11,050	33
*	Pacific Premier Bancorp Inc.	9,200	31
*,^	Triad Guaranty Inc.	114,378	31
*	Presidential Realty Corp. Class B	46,000	31
*	Affirmative Insurance Holdings Inc.	7,091	29
	Investors Title Co.	700	22
*	BCSB Bancorp Inc.	2,600	21
	Commonwealth Bankshares Inc.	11,413	19
	First Savings Financial Group Inc.	1,847	19
	Norwood Financial Corp.	600	17
*	Horizon Financial Corp.	71,939	16
*	Southern National Bancorp of Virginia Inc.	2,100	15
*	Neostem Inc.	7,735	12
*	AMV Liquidating Trust	94,702	11
	Britton & Koontz Capital Corp.	900	10
	BCB Bancorp Inc.	1,124	10
	Rurban Financial Corp.	1,400	10
*	1st Century Bancshares Inc.	2,705	9
	Enterprise Bancorp Inc.	806	9
*	Rainier Pacific Financial Group Inc.	37,527	8
	Beacon Federal Bancorp Inc.	870	8
*	First California Financial Group Inc.	3,000	8
*	Magyar Bancorp Inc.	2,000	8
*	Rand Capital Corp.	1,900	8
*	Unity Bancorp Inc.	1,864	8
*	Village Bank and Trust Financial Corp.	2,400	5
	Codorus Valley Bancorp Inc.	900	5
*	Citizens Community Bancorp Inc.	1,253	4

21

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

		Market
		Value
	Shares	($000)
* First Keystone Financial Inc.	300	4
* Mid Penn Bancorp Inc.	200	2
* First Capital Bancorp Inc.	429	2
New Hampshire Thrift Bancshares Inc.	200	2
* Tennessee Commerce Bancorp Inc.	300	1
Teton Advisors Inc. Class B	564	1
* Community Financial Corp.	300	1
* FedFirst Financial Corp.	300	1
United Bancorp Inc.	100	1
* Tower Financial Corp.	100	1
* Atlantic Southern Financial Group Inc.	100	—
		2,272,834
Health Care (12.7%)
* Vertex Pharmaceuticals Inc.	1,158,210	49,629
* Cerner Corp.	407,296	33,577
* Human Genome Sciences Inc.	1,084,851	33,196
* Edwards Lifesciences Corp.	340,094	29,537
* Henry Schein Inc.	543,867	28,607
Beckman Coulter Inc.	416,726	27,271
* Alexion Pharmaceuticals Inc.	532,430	25,993
* ResMed Inc.	450,645	23,555
* Illumina Inc.	751,919	23,046
* Hologic Inc.	1,550,660	22,485
* Mettler-Toledo International Inc.	202,894	21,302
* Covance Inc.	384,944	21,006
* Inverness Medical Innovations Inc.	499,752	20,745
* Community Health Systems Inc.	558,680	19,889
Perrigo Co.	483,665	19,269
* IDEXX Laboratories Inc.	352,251	18,824
* Dendreon Corp.	696,968	18,316
Universal Health Services Inc. Class B	591,489	18,040
Omnicare Inc.	717,348	17,345
* Mednax Inc.	279,480	16,800
Pharmaceutical Product Development Inc.	710,364	16,651
Techne Corp.	222,877	15,280
* Lincare Holdings Inc.	409,533	15,202
* Myriad Genetics Inc.	578,304	15,094
* United Therapeutics Corp.	284,874	14,999
* Health Net Inc.	624,766	14,551
* Endo Pharmaceuticals Holdings Inc.	704,853	14,457
* Kinetic Concepts Inc.	372,515	14,025
* Charles River Laboratories International Inc.	396,238	13,349
* Valeant Pharmaceuticals International	405,850	12,902
Teleflex Inc.	238,409	12,848
* Gen-Probe Inc.	299,210	12,836
* VCA Antech Inc.	513,835	12,805
* BioMarin Pharmaceutical Inc.	605,509	11,390
* Bio-Rad Laboratories Inc. Class A	115,094	11,102
* Onyx Pharmaceuticals Inc.	373,542	10,960
* Health Management Associates Inc. Class A	1,493,288	10,856
* OSI Pharmaceuticals Inc.	348,981	10,829
Owens & Minor Inc.	251,722	10,806
* LifePoint Hospitals Inc.	329,313	10,706
* Amylin Pharmaceuticals Inc.	749,866	10,641
* Healthsouth Corp.	560,851	10,527
Cooper Cos. Inc.	271,679	10,356
STERIS Corp.	353,136	9,877
Medicis Pharmaceutical Corp. Class A	357,628	9,674
* Masimo Corp.	312,258	9,499
* WellCare Health Plans Inc.	254,427	9,353
* Regeneron Pharmaceuticals Inc.	382,336	9,245
* Thoratec Corp.	341,910	9,204
* athenahealth Inc.	202,542	9,163
* Emergency Medical Services Corp. Class A	167,235	9,056

22

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Hill-Rom Holdings Inc.	376,758	9,038
*	Varian Inc.	173,838	8,960
*	American Medical Systems Holdings Inc.	447,532	8,633
*	Magellan Health Services Inc.	211,433	8,612
*	Immucor Inc.	421,663	8,534
*	Haemonetics Corp.	154,000	8,493
*	Salix Pharmaceuticals Ltd.	333,705	8,476
*	AMERIGROUP Corp.	314,109	8,468
*	Catalyst Health Solutions Inc.	231,063	8,427
*	Auxilium Pharmaceuticals Inc.	280,295	8,403
*,^	Amedisys Inc.	167,741	8,146
*	PSS World Medical Inc.	358,950	8,101
*	Dionex Corp.	106,558	7,871
	West Pharmaceutical Services Inc.	198,458	7,780
*	HMS Holdings Corp.	156,736	7,631
*,^	NuVasive Inc.	229,809	7,349
*	Allscripts-Misys Healthcare Solutions Inc.	357,684	7,236
*	Align Technology Inc.	402,099	7,165
*	Psychiatric Solutions Inc.	338,196	7,149
	Quality Systems Inc.	113,663	7,137
*	Medivation Inc.	177,316	6,676
*	Cubist Pharmaceuticals Inc.	348,407	6,609
*	Talecris Biotherapeutics Holdings Corp.	295,412	6,579
*	Isis Pharmaceuticals Inc.	591,433	6,565
	Chemed Corp.	135,615	6,505
*	Incyte Corp. Ltd.	712,694	6,493
*	Eclipsys Corp.	342,483	6,343
*	ev3 Inc.	451,560	6,024
*	Acorda Therapeutics Inc.	229,234	5,781
*	Par Pharmaceutical Cos. Inc.	209,371	5,666
*	Centene Corp.	258,774	5,478
*	Savient Pharmaceuticals Inc.	400,553	5,452
*	Alkermes Inc.	570,159	5,365
	Meridian Bioscience Inc.	243,946	5,257
*	Nektar Therapeutics	560,321	5,222
*	Healthspring Inc.	294,298	5,183
*	Seattle Genetics Inc.	507,774	5,159
*	Volcano Corp.	292,734	5,088
*	Brookdale Senior Living Inc.	278,134	5,059
*	Sirona Dental Systems Inc.	155,309	4,930
*	Parexel International Corp.	349,585	4,929
	Invacare Corp.	194,247	4,845
*	Exelixis Inc.	645,797	4,760
*	Gentiva Health Services Inc.	176,208	4,759
*	Impax Laboratories Inc.	334,981	4,556
*	Integra LifeSciences Holdings Corp.	123,314	4,535
*	RehabCare Group Inc.	148,272	4,512
*	Vivus Inc.	484,250	4,450
*	Wright Medical Group Inc.	232,227	4,401
*	Cepheid Inc.	352,422	4,398
*	Kindred Healthcare Inc.	235,100	4,340
*	Theravance Inc.	324,835	4,246
*	Amsurg Corp. Class A	184,693	4,067
*	Conmed Corp.	175,282	3,996
*	Phase Forward Inc.	260,308	3,996
*,^	Cell Therapeutics Inc.	3,449,948	3,933
*	AMAG Pharmaceuticals Inc.	103,285	3,928
*	Viropharma Inc.	466,862	3,917
*	Alnylam Pharmaceuticals Inc.	219,230	3,863
*	Martek Biosciences Corp.	200,583	3,799
*	Luminex Corp.	251,304	3,752
*	Healthways Inc.	203,392	3,730
*	Genoptix Inc.	103,241	3,668
*	Bruker Corp.	297,167	3,584

23

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Conceptus Inc.	184,866	3,468
	Landauer Inc.	56,274	3,455
*	Zoll Medical Corp.	127,557	3,408
*	Celera Corp.	492,787	3,405
*	Abaxis Inc.	132,952	3,397
*	XenoPort Inc.	182,596	3,389
*	Universal American Corp.	283,456	3,316
*	inVentiv Health Inc.	202,647	3,277
*	Merit Medical Systems Inc.	169,241	3,265
*,^	MannKind Corp.	366,408	3,210
*	Neogen Corp.	134,733	3,181
*	Insulet Corp.	222,173	3,173
*	Emeritus Corp.	166,236	3,117
*	Odyssey HealthCare Inc.	199,435	3,107
*	LHC Group Inc.	91,150	3,064
*,^	Geron Corp.	550,891	3,057
*	InterMune Inc.	232,712	3,035
*	MedAssets Inc.	142,815	3,029
	Analogic Corp.	77,486	2,984
*	Momenta Pharmaceuticals Inc.	236,116	2,977
*	Rigel Pharmaceuticals Inc.	311,588	2,963
*	Cyberonics Inc.	143,549	2,934
*	PharMerica Corp.	184,190	2,925
*,^	Enzon Pharmaceuticals Inc.	273,883	2,884
*	Bio-Reference Labs Inc.	71,902	2,818
*	ICU Medical Inc.	77,130	2,811
*	MWI Veterinary Supply Inc.	73,509	2,771
*	Pharmasset Inc.	133,065	2,754
*	IPC The Hospitalist Co. Inc.	81,768	2,719
	Computer Programs & Systems Inc.	58,920	2,713
*	Immunogen Inc.	344,924	2,711
*	Greatbatch Inc.	140,075	2,694
*	Medicines Co.	318,673	2,658
*	Facet Biotech Corp.	150,745	2,650
*	Hanger Orthopedic Group Inc.	190,441	2,634
*	Allos Therapeutics Inc.	387,035	2,543
*	Natus Medical Inc.	171,782	2,541
*	Affymetrix Inc.	427,796	2,498
*	Halozyme Therapeutics Inc.	418,347	2,456
*	SonoSite Inc.	103,890	2,455
*	Angiodynamics Inc.	152,179	2,447
	National Healthcare Corp.	67,293	2,430
*	Sun Healthcare Group Inc.	262,407	2,406
*	SurModics Inc.	105,282	2,386
*	Omnicell Inc.	197,701	2,311
*	Optimer Pharmaceuticals Inc.	199,065	2,245
*	Air Methods Corp.	66,038	2,220
*	Inspire Pharmaceuticals Inc.	399,402	2,205
*	Quidel Corp.	156,477	2,156
*	BioScrip Inc.	256,539	2,145
*	Hi-Tech Pharmacal Co. Inc.	74,682	2,095
*	DexCom Inc.	258,976	2,093
*	Kensey Nash Corp.	79,036	2,015
*	Molina Healthcare Inc.	86,452	1,977
*	Arena Pharmaceuticals Inc.	552,157	1,960
*	Corvel Corp.	58,305	1,956
*	Nabi Biopharmaceuticals	391,645	1,919
*	Questcor Pharmaceuticals Inc.	402,715	1,913
*	AMN Healthcare Services Inc.	208,393	1,888
*	Vanda Pharmaceuticals Inc.	166,556	1,872
*	Emdeon Inc. Class A	121,484	1,853
*	OraSure Technologies Inc.	361,640	1,837
*	Assisted Living Concepts Inc. Class A	68,866	1,816
*	Curis Inc.	555,554	1,806

24

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Medical Action Industries Inc.	111,928	1,798
*	Symmetry Medical Inc.	221,954	1,789
*	Res-Care Inc.	159,539	1,787
*	Almost Family Inc.	44,821	1,772
*	Cross Country Healthcare Inc.	177,244	1,756
*	eResearchTechnology Inc.	289,583	1,740
*	AMICAS Inc.	319,444	1,738
*	Zymogenetics Inc.	270,960	1,731
*	Affymax Inc.	69,330	1,715
*	Genomic Health Inc.	86,815	1,698
*	Abraxis Bioscience Inc.	41,848	1,697
*	US Physical Therapy Inc.	99,281	1,681
*	Spectranetics Corp.	240,203	1,672
*	Micrus Endovascular Corp.	109,790	1,648
*	Select Medical Holdings Corp.	152,700	1,622
*	ABIOMED Inc.	184,564	1,613
*	Providence Service Corp.	100,308	1,585
*,^	Sequenom Inc.	382,433	1,583
*	Chindex International Inc.	111,429	1,574
*	Orthovita Inc.	444,876	1,562
*	Targacept Inc.	74,315	1,555
*	Dyax Corp.	457,748	1,552
*	Micromet Inc.	231,415	1,541
*	Ligand Pharmaceuticals Inc. Class B	705,195	1,530
*	Cantel Medical Corp.	75,277	1,519
*	Kendle International Inc.	81,845	1,499
*	IRIS International Inc.	119,107	1,472
*,^	SIGA Technologies Inc.	250,498	1,453
*	Immunomedics Inc.	449,793	1,444
*	Accuray Inc.	256,289	1,438
*	Ariad Pharmaceuticals Inc.	624,471	1,424
*	Albany Molecular Research Inc.	155,812	1,415
*	Sangamo Biosciences Inc.	237,396	1,405
*	Cypress Bioscience Inc.	237,110	1,366
*	ATS Medical Inc.	421,920	1,363
*	Accelrys Inc.	236,904	1,357
*	Emergent Biosolutions Inc.	98,321	1,336
*,^	BioCryst Pharmaceuticals Inc.	205,932	1,330
*	Durect Corp.	535,482	1,323
*	Maxygen Inc.	216,205	1,317
*	Rural/Metro Corp.	214,406	1,286
*	Sunrise Senior Living Inc.	398,099	1,282
*,^	Cadence Pharmaceuticals Inc.	132,087	1,277
*	CryoLife Inc.	194,985	1,252
*,^	Novavax Inc.	468,773	1,247
*	Santarus Inc.	269,313	1,244
*	American Dental Partners Inc.	96,186	1,241
*	Palomar Medical Technologies Inc.	122,958	1,239
*	Exact Sciences Corp.	362,718	1,230
*	RTI Biologics Inc.	313,352	1,203
*	Five Star Quality Care Inc.	345,896	1,200
*	Pharmacyclics Inc.	372,480	1,170
*	Stereotaxis Inc.	297,361	1,169
*	Array Biopharma Inc.	412,192	1,158
	America Service Group Inc.	72,752	1,155
*	Lexicon Pharmaceuticals Inc.	675,719	1,149
*,^	StemCells Inc.	905,970	1,142
*	TomoTherapy Inc.	290,085	1,131
*,^	CytRx Corp.	1,009,313	1,130
*	Depomed Inc.	335,415	1,124
*	Endologix Inc.	207,586	1,096
*	NPS Pharmaceuticals Inc.	317,810	1,081
*	AVANIR Pharmaceuticals Inc.	566,183	1,076
*	Vital Images Inc.	84,068	1,067

25

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*,^	Clinical Data Inc.	58,244	1,064
*	Health Grades Inc.	246,767	1,059
*	Spectrum Pharmaceuticals Inc.	237,685	1,055
*	Metabolix Inc.	94,943	1,051
*	Merge Healthcare Inc.	312,267	1,049
*	Medidata Solutions Inc.	65,656	1,024
*	Somanetics Corp.	57,910	1,016
*	Vascular Solutions Inc.	119,037	999
*	Pozen Inc.	165,888	994
*,^	Bovie Medical Corp.	126,095	985
*	Repligen Corp.	238,952	982
*	NxStage Medical Inc.	116,347	971
*,^	Jazz Pharmaceuticals Inc.	123,120	970
	Atrion Corp.	6,228	970
*	Ardea Biosciences Inc.	68,200	955
*,^	Electro-Optical Sciences Inc.	89,223	924
*	Cambrex Corp.	165,008	921
*	Enzo Biochem Inc.	169,643	913
*	BioMimetic Therapeutics Inc.	74,169	885
*	Sciclone Pharmaceuticals Inc.	379,106	883
*	Allion Healthcare Inc.	132,942	872
*	Harvard Bioscience Inc.	243,053	868
*	Skilled Healthcare Group Inc.	115,274	859
*	Pain Therapeutics Inc.	157,862	846
*	Celldex Therapeutics Inc.	180,671	846
*	HeartWare International Inc.	23,788	844
*,^	GenVec Inc.	702,536	843
*	Opko Health Inc.	457,114	837
*	Orexigen Therapeutics Inc.	111,064	826
*	Alliance HealthCare Services Inc.	144,621	826
*	Arqule Inc.	219,990	812
*	Cytokinetics Inc.	278,873	812
*	SenoRx Inc.	97,050	801
*	Staar Surgical Co.	256,210	797
*	Clarient Inc.	300,232	796
*	Neurocrine Biosciences Inc.	292,138	795
*	KV Pharmaceutical Co. Class A	213,435	783
*	Transcend Services Inc.	36,384	777
*	Peregrine Pharmaceuticals Inc.	261,726	775
*,^	Osiris Therapeutics Inc.	107,552	768
*,^	MAKO Surgical Corp.	69,072	767
*	National Dentex Corp.	75,636	764
*	Obagi Medical Products Inc.	63,658	764
*	Akorn Inc.	425,817	762
*	Idera Pharmaceuticals Inc.	145,210	751
*	LeMaitre Vascular Inc.	149,079	745
*	Synovis Life Technologies Inc.	56,673	732
*	Capital Senior Living Corp.	144,921	728
*	Insmed Inc.	943,291	726
*	Penwest Pharmaceuticals Co.	280,417	726
*	Myriad Pharmaceuticals Inc.	141,491	712
*	Allied Healthcare International Inc.	243,399	708
*	Medcath Corp.	89,522	708
*	XOMA Ltd.	1,005,954	703
*	AGA Medical Holdings Inc.	47,500	702
*,^	Cel-Sci Corp.	777,686	700
*	Alphatec Holdings Inc.	130,340	696
*	Cynosure Inc. Class A	60,575	696
*	Icad Inc.	456,882	694
	Ensign Group Inc.	44,615	686
*	Caliper Life Sciences Inc.	266,041	684
*,^	NovaMed Inc.	175,127	679
*	Corcept Therapeutics Inc.	243,430	677
*	Anadys Pharmaceuticals Inc.	318,889	673

26

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	MAP Pharmaceuticals Inc.	70,394	671
*	Cerus Corp.	331,236	659
*	Anika Therapeutics Inc.	86,218	658
*	Osteotech Inc.	203,539	651
*	Vical Inc.	197,215	649
*,^	AVI BioPharma Inc.	439,473	642
*	ISTA Pharmaceuticals Inc.	140,179	639
*	Infinity Pharmaceuticals Inc.	103,074	637
*	Mediware Information Systems	88,682	632
*	Adolor Corp.	431,380	630
*	Digirad Corp.	299,064	628
*	LCA-Vision Inc.	122,142	625
*	Progenics Pharmaceuticals Inc.	136,878	608
*,^	Cytori Therapeutics Inc.	99,393	606
*	SuperGen Inc.	228,759	599
	Psychemedics Corp.	78,881	580
*,^	Discovery Laboratories Inc.	915,417	575
*	Idenix Pharmaceuticals Inc.	261,929	563
*	Nighthawk Radiology Holdings Inc.	122,059	553
*	AtriCure Inc.	90,142	544
	Young Innovations Inc.	21,951	544
*	OncoGenex Pharmaceutical Inc.	23,720	528
*	Columbia Laboratories Inc.	481,762	520
*	CombiMatrix Corp.	82,549	520
*	Javelin Pharmaceuticals Inc.	398,609	518
*	Exactech Inc.	28,814	499
*	Rochester Medical Corp.	44,655	497
*	Cutera Inc.	58,077	494
*	Caraco Pharmaceutical Laboratories Ltd.	81,631	493
*	BioForm Medical Inc.	143,500	488
*	Dialysis Corp. Of America	66,702	479
*,^	GTx Inc.	113,195	475
*	Medtox Scientific Inc.	60,813	471
*	Delcath Systems Inc.	88,052	453
*	CardioNet Inc.	75,569	449
*,^	Hemispherx Biopharma Inc.	798,191	447
*	Synta Pharmaceuticals Corp.	87,407	442
*	Continucare Corp.	95,248	416
*	PDI Inc.	85,154	410
*	RadNet Inc.	200,242	408
*	Dusa Pharmaceuticals Inc.	263,343	406
*,^	Oncothyreon Inc.	74,478	401
*	Biolase Technology Inc.	210,384	400
*	Urologix Inc.	212,418	393
*	Alexza Pharmaceuticals Inc.	160,135	384
*,^	Inovio Biomedical Corp.	336,955	384
*,^	Keryx Biopharmaceuticals Inc.	152,536	381
*	Acadia Pharmaceuticals Inc.	278,983	368
*	BioSphere Medical Inc.	131,795	361
*	Theragenics Corp.	269,296	361
*,^	Molecular Insight Pharmaceuticals Inc.	159,986	360
*	Matrixx Initiatives Inc.	85,255	360
*,^	OXiGENE Inc.	313,090	357
*,^	Biosante Pharmaceuticals Inc.	244,109	354
*	Hansen Medical Inc.	114,000	345
*	HealthTronics Inc.	128,264	339
*	Iridex Corp.	106,938	328
*,^	Poniard Pharmaceuticals Inc.	178,217	326
*	Orchid Cellmark Inc.	187,368	320
*	Chelsea Therapeutics International Inc.	118,013	319
*	Nanosphere Inc.	49,108	316
*	AspenBio Pharma Inc.	179,837	313
*	Inhibitex Inc.	332,488	306

27

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Metropolitan Health Networks Inc.	147,590	294
*	ThermoGenesis Corp.	496,552	284
	National Research Corp.	13,282	275
*	Rockwell Medical Technologies Inc.	35,680	274
*	Orthologic Corp.	376,473	271
*,^	Opexa Therapeutics Inc.	140,852	268
*	Arcadia Resources Inc.	531,527	266
*	NMT Medical Inc.	106,649	263
*	Cyclacel Pharmaceuticals Inc.	253,256	263
*	Synergetics USA Inc.	194,204	258
*	Aastrom Biosciences Inc.	838,008	258
*	Arrowhead Research Corp.	464,894	246
*	Cardiac Science Corp.	107,874	241
*	Candela Corp.	78,168	237
*	Heska Corp.	447,838	236
*	Biospecifics Technologies Corp.	7,800	229
*	Home Diagnostics Inc.	36,894	225
*	Animal Health International Inc.	89,044	214
*,^	MiddleBrook Pharmaceuticals Inc.	413,094	211
*	Nexmed Inc.	749,203	210
*,^	Cleveland Biolabs Inc.	60,932	202
*	Entremed Inc.	252,022	202
*	Dynavax Technologies Corp.	138,658	197
*	RXi Pharmaceuticals Corp.	42,010	192
	Trimeris Inc.	71,963	189
*,^	EpiCept Corp.	324,967	188
*	SRI/Surgical Express Inc.	91,061	187
	Utah Medical Products Inc.	6,221	182
*	Trubion Pharmaceuticals Inc.	46,955	181
*,^	Antigenics Inc.	254,703	163
*	Sunesis Pharmaceuticals Inc.	150,962	162
*	Pure Bioscience	112,129	161
*	Biodel Inc.	37,133	161
*,^	Acura Pharmaceuticals Inc.	29,677	158
*	OTIX Global Inc.	189,087	157
*	TranS1 Inc.	38,737	153
*	Metabasis Therapeutics Inc.	395,811	152
*	Escalon Medical Corp.	91,117	143
*	Neuralstem Inc.	78,631	141
*	Cardiovascular Systems Inc.	29,788	137
*	Lannett Co. Inc.	21,303	126
*	Hythiam Inc.	281,612	124
*,^	Somaxon Pharmaceuticals Inc.	111,696	121
*	Hollis-Eden Pharmaceuticals	222,016	118
*	Neurometrix Inc.	47,558	117
*	Sucampo Pharmaceuticals Inc. Class A	28,768	116
*	SunLink Health Systems Inc.	59,100	109
*	American Caresource Holdings Inc.	45,139	108
*	ARCA Biopharma Inc.	33,145	108
*	Quigley Corp.	49,487	99
*	Repros Therapeutics Inc.	121,899	97
*,^	PhotoMedex Inc.	95,458	91
*	Bioanalytical Systems Inc.	86,496	90
*	Combinatorx Inc.	107,111	89
*	Cornerstone Therapeutics Inc.	13,447	82
*,^	Encorium Group Inc.	300,015	81
*,^	Bionovo Inc.	167,131	79
*	Retractable Technologies Inc.	48,106	79
*	BioDelivery Sciences International Inc.	19,682	77
*	CPEX Pharmaceuticals Inc.	6,397	72
*	Cardica Inc.	58,117	67
*	Rexahn Pharmaceuticals Inc.	98,289	67
*	ARYx Therapeutics Inc.	20,000	64
*	SCOLR Pharma Inc.	127,266	60

28

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Icagen Inc.	130,110	59
*,^	Helicos BioSciences Corp.	54,398	56
*	Targeted Genetics Corp.	195,595	55
*,^	Speedus Corp.	19,899	52
*	GTC Biotherapeutics Inc.	68,612	51
*	ZIOPHARM Oncology Inc.	17,100	51
*	Interleukin Genetics Inc.	56,801	48
*	Hooper Holmes Inc.	42,988	45
*	Palatin Technologies Inc.	118,190	41
*	MDRNA Inc.	47,925	39
*	ReGeneRx Biopharmaceuticals Inc.	68,837	37
*	Biotime Inc.	8,100	34
*	Telik Inc.	43,574	33
*,^	Cardium Therapeutics Inc.	48,632	33
*	La Jolla Pharmaceutical Co.	196,408	33
*	United American Healthcare Corp.	30,666	33
*	ADVENTRX Pharmaceuticals Inc.	87,044	30
*	Virtual Radiologic Corp.	2,300	29
*	EnteroMedics Inc.	47,111	26
	MedQuist Inc.	3,900	26
*	Solta Medical Inc.	11,938	24
*	AdvanSource Biomaterials Corp.	86,454	24
*	Integramed America Inc.	2,921	23
	American Medical Alert Corp.	2,895	19
*	Threshold Pharmaceuticals Inc.	9,266	17
*	IVAX Diagnostics Inc.	27,208	14
*	IsoRay Inc.	14,520	13
*	PositiveID Corp.	11,200	12
*	Oculus Innovative Sciences Inc.	6,393	12
*	CAS Medical Systems Inc.	5,100	11
*	pSivida Corp.	2,800	10
*	Cytomedix Inc.	21,700	9
*	Raptor Pharmaceutical Corp.	4,644	8
*	BSD Medical Corp.	5,000	8
*	PharmAthene Inc.	3,200	6
*	ULURU Inc.	28,716	6
*	Strategic Diagnostics Inc.	4,323	6
*	Ore Pharmaceutical Holdings Inc.	11,060	6
*	Antares Pharma Inc.	4,200	5
*	MediciNova Inc.	600	4
*	Transcept Pharmaceuticals Inc.	500	3
*	Allied Healthcare Products	184	1
*	Vision-Sciences Inc.	500	1
			1,588,871
Industrials (14.9%)
*	Delta Air Lines Inc.	4,685,455	53,320
*	McDermott International Inc.	1,383,558	33,219
	Joy Global Inc.	615,060	31,731
	Manpower Inc.	471,650	25,743
	Bucyrus International Inc. Class A	451,682	25,461
	AMETEK Inc.	648,214	24,788
*	URS Corp.	504,486	22,460
	Oshkosh Corp.	537,800	19,915
	Donaldson Co. Inc.	464,536	19,761
*	Kansas City Southern	577,161	19,214
	Pentair Inc.	591,120	19,093
*	Aecom Technology Corp.	676,909	18,615
	KBR Inc.	964,011	18,316
*	AGCO Corp.	555,784	17,974
*	Alliant Techsystems Inc.	197,958	17,474
*	Corrections Corp. of America	694,273	17,044
	JB Hunt Transport Services Inc.	527,307	17,016
	Hubbell Inc. Class B	354,614	16,773
	SPX Corp.	296,308	16,208

29

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Waste Connections Inc.	476,099	15,873
	Harsco Corp.	482,776	15,560
*	AMR Corp.	1,997,760	15,443
*	Owens Corning	599,371	15,368
*	Verisk Analytics Inc. Class A	496,961	15,048
	IDEX Corp.	482,719	15,037
*	Continental Airlines Inc. Class B	832,269	14,914
*	Copart Inc.	404,382	14,813
*	FTI Consulting Inc.	311,480	14,689
*	Navistar International Corp.	377,968	14,608
*	Shaw Group Inc.	503,101	14,464
*	BE Aerospace Inc.	607,789	14,283
*	Covanta Holding Corp.	772,933	13,982
	Lincoln Electric Holdings Inc.	255,674	13,668
*	IHS Inc. Class A	243,440	13,343
	Gardner Denver Inc.	313,044	13,320
*	UAL Corp.	1,004,213	12,964
*	Hertz Global Holdings Inc.	1,083,706	12,918
*	Terex Corp.	649,842	12,873
	Kennametal Inc.	489,384	12,685
	Carlisle Cos. Inc.	368,344	12,619
*	Spirit Aerosystems Holdings Inc. Class A	629,255	12,497
	MSC Industrial Direct Co. Class A	264,357	12,425
	Nordson Corp.	201,982	12,357
	Towers Watson & Co. Class A	256,434	12,186
	Landstar System Inc.	305,629	11,849
	Wabtec Corp.	286,010	11,681
	Regal-Beloit Corp.	221,472	11,503
	Lennox International Inc.	292,827	11,432
	Timken Co.	477,449	11,320
*	Thomas & Betts Corp.	314,900	11,270
*	Kirby Corp.	323,541	11,269
*	GrafTech International Ltd.	723,783	11,255
*,^	American Superconductor Corp.	266,058	10,882
	TransDigm Group Inc.	226,800	10,771
*	EMCOR Group Inc.	396,315	10,661
	Con-way Inc.	295,872	10,329
	Graco Inc.	360,600	10,302
*	Tetra Tech Inc.	368,347	10,008
	CLARCOR Inc.	303,309	9,839
	Brady Corp. Class A	314,785	9,447
	Watsco Inc.	192,613	9,434
	Valmont Industries Inc.	120,098	9,422
	Acuity Brands Inc.	260,265	9,276
*	General Cable Corp.	312,551	9,195
*,^	SunPower Corp. Class A	374,708	8,873
	Woodward Governor Co.	341,123	8,791
	Crane Co.	281,340	8,615
	Toro Co.	205,874	8,608
	Curtiss-Wright Corp.	274,259	8,590
	Alexander & Baldwin Inc.	246,777	8,447
*	Teledyne Technologies Inc.	216,695	8,312
	Trinity Industries Inc.	476,582	8,312
*	Clean Harbors Inc.	137,162	8,176
*	United Stationers Inc.	143,684	8,168
*	Genesee & Wyoming Inc. Class A	246,451	8,044
*	Avis Budget Group Inc.	613,070	8,043
	GATX Corp.	277,205	7,970
*	Moog Inc. Class A	272,648	7,969
	Manitowoc Co. Inc.	785,420	7,831
*	MPS Group Inc.	560,300	7,699
	Actuant Corp. Class A	407,850	7,557
*	Hexcel Corp.	581,075	7,542
	HNI Corp.	270,746	7,481

30

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Alaska Air Group Inc.	212,032	7,328
*	Esterline Technologies Corp.	178,913	7,294
	Kaydon Corp.	199,827	7,146
	Baldor Electric Co.	252,179	7,084
	Brink's Co.	287,778	7,005
*	JetBlue Airways Corp.	1,280,025	6,976
*,^	USG Corp.	495,573	6,963
*	WESCO International Inc.	254,142	6,864
	Granite Construction Inc.	202,256	6,808
	Knight Transportation Inc.	350,379	6,759
*	Geo Group Inc.	308,841	6,757
	Simpson Manufacturing Co. Inc.	231,205	6,217
	Belden Inc.	280,544	6,150
*	HUB Group Inc. Class A	227,824	6,113
	AO Smith Corp.	136,930	5,941
*	Resources Connection Inc.	273,141	5,796
	ABM Industries Inc.	279,158	5,767
	ESCO Technologies Inc.	159,017	5,701
	Skywest Inc.	334,368	5,658
	Briggs & Stratton Corp.	300,574	5,624
	Mueller Industries Inc.	226,171	5,618
	Healthcare Services Group Inc.	261,392	5,609
*	EnerSys	252,288	5,518
*	Middleby Corp.	111,560	5,469
	Watts Water Technologies Inc. Class A	176,514	5,458
*	SYKES Enterprises Inc.	211,496	5,387
*	AAR Corp.	234,004	5,377
	Herman Miller Inc.	336,087	5,371
	Otter Tail Corp.	214,584	5,322
*	Insituform Technologies Inc. Class A	233,748	5,311
*	Orbital Sciences Corp.	341,702	5,214
	Werner Enterprises Inc.	263,290	5,211
*	Old Dominion Freight Line Inc.	168,360	5,169
*	CoStar Group Inc.	123,738	5,169
	HEICO Corp.	115,418	5,116
	Rollins Inc.	259,810	5,009
	Applied Industrial Technologies Inc.	223,983	4,943
	Heartland Express Inc.	316,950	4,840
	Triumph Group Inc.	100,257	4,837
*	Armstrong World Industries Inc.	124,210	4,835
	Mine Safety Appliances Co.	181,722	4,821
	Mueller Water Products Inc. Class A	925,052	4,810
*	II-VI Inc.	149,345	4,749
*	US Airways Group Inc.	968,264	4,686
	Corporate Executive Board Co.	205,311	4,685
	Robbins & Myers Inc.	197,670	4,649
	Deluxe Corp.	307,990	4,555
*	Korn/Ferry International	275,070	4,539
	Arkansas Best Corp.	152,654	4,493
*	Navigant Consulting Inc.	299,397	4,449
	Forward Air Corp.	174,521	4,372
*	SunPower Corp. Class B	208,266	4,363
*	Beacon Roofing Supply Inc.	272,145	4,354
*,^	Allegiant Travel Co. Class A	91,384	4,311
	Barnes Group Inc.	254,621	4,303
*	Dollar Thrifty Automotive Group Inc.	166,264	4,258
*	AirTran Holdings Inc.	808,938	4,223
	Universal Forest Products Inc.	113,594	4,181
	American Science & Engineering Inc.	53,504	4,058
	Franklin Electric Co. Inc.	139,143	4,046
*	MasTec Inc.	319,277	3,991
*	TrueBlue Inc.	263,707	3,905
	Quanex Building Products Corp.	226,685	3,847
	EnergySolutions Inc.	446,530	3,791

31

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*,^	A123 Systems Inc.	166,418	3,734
*,^	Genco Shipping & Trading Ltd.	166,563	3,728
	Albany International Corp.	165,234	3,711
	Badger Meter Inc.	89,954	3,582
	Kaman Corp.	154,801	3,574
*	United Rentals Inc.	363,072	3,562
	Ameron International Corp.	55,641	3,531
	Cubic Corp.	93,577	3,490
*	Orion Marine Group Inc.	161,025	3,391
*	Interline Brands Inc.	195,839	3,382
*	Layne Christensen Co.	117,082	3,361
*	Griffon Corp.	266,001	3,251
*	Macquarie Infrastructure Co. LLC	263,404	3,235
*	Astec Industries Inc.	119,733	3,226
	McGrath Rentcorp	143,715	3,213
	Heidrick & Struggles International Inc.	102,767	3,210
*	EnPro Industries Inc.	121,312	3,204
*	GeoEye Inc.	114,751	3,199
*	RBC Bearings Inc.	130,978	3,187
	Administaff Inc.	134,093	3,163
*	Atlas Air Worldwide Holdings Inc.	83,528	3,111
	Raven Industries Inc.	97,111	3,085
*	M&F Worldwide Corp.	77,420	3,058
*	Mobile Mini Inc.	213,950	3,015
	Lindsay Corp.	74,706	2,977
*	Ceradyne Inc.	154,921	2,976
*	Huron Consulting Group Inc.	129,147	2,976
	Tennant Co.	113,038	2,960
*	Cenveo Inc.	336,988	2,949
	Knoll Inc.	284,036	2,934
*,^	Energy Conversion Devices Inc.	276,842	2,926
	Steelcase Inc. Class A	455,778	2,899
*	Advisory Board Co.	93,823	2,877
*	ATC Technology Corp.	120,246	2,868
	Gibraltar Industries Inc.	181,697	2,858
	Comfort Systems USA Inc.	230,036	2,839
*	Chart Industries Inc.	171,509	2,838
	John Bean Technologies Corp.	166,594	2,834
	Interface Inc. Class A	339,995	2,825
*	DigitalGlobe Inc.	116,316	2,815
*	Tutor Perini Corp.	155,586	2,813
	G&K Services Inc. Class A	111,892	2,812
*,^	Power-One Inc.	627,916	2,731
	Seaboard Corp.	2,021	2,726
*	Stanley Inc.	97,072	2,661
*	Aerovironment Inc.	89,701	2,608
	Ennis Inc.	155,269	2,607
	CIRCOR International Inc.	102,443	2,580
*	EnerNOC Inc.	83,364	2,533
	Viad Corp.	122,367	2,524
*	AZZ Inc.	74,495	2,436
*	Kforce Inc.	194,122	2,427
	Gorman-Rupp Co.	87,226	2,411
	Encore Wire Corp.	114,264	2,408
*	Exponent Inc.	85,759	2,388
*	Blount International Inc.	231,688	2,340
*	School Specialty Inc.	99,792	2,334
	Apogee Enterprises Inc.	166,615	2,333
*	Consolidated Graphics Inc.	66,307	2,322
*	Rush Enterprises Inc. Class A	192,684	2,291
*	GenCorp Inc.	318,987	2,233
*	CBIZ Inc.	288,908	2,225
*	Colfax Corp.	180,962	2,179
*	Amerco Inc.	43,747	2,175

32

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Force Protection Inc.	416,695	2,171
*	MYR Group Inc.	118,634	2,145
*	Team Inc.	113,348	2,132
*	ACCO Brands Corp.	287,860	2,096
*	DynCorp International Inc. Class A	145,694	2,091
	Sun Hydraulics Corp.	77,992	2,047
*	Kelly Services Inc. Class A	171,165	2,042
*	Michael Baker Corp.	48,348	2,002
*	Hawaiian Holdings Inc.	284,901	1,994
	Ampco-Pittsburgh Corp.	62,555	1,972
*	UQM Technologies Inc.	277,918	1,904
*	LB Foster Co. Class A	63,658	1,898
	Tredegar Corp.	119,520	1,891
*	Dycom Industries Inc.	234,640	1,884
*	Altra Holdings Inc.	148,813	1,838
	Federal Signal Corp.	303,756	1,829
*	Spherion Corp.	323,801	1,820
*	Argon ST Inc.	82,545	1,793
*	Taser International Inc.	408,304	1,788
*	CRA International Inc.	66,807	1,780
	American Ecology Corp.	104,378	1,779
	Titan International Inc.	216,578	1,756
*	Marten Transport Ltd.	95,070	1,707
*	On Assignment Inc.	234,696	1,678
	Cascade Corp.	60,904	1,674
*,^	Evergreen Solar Inc.	1,104,363	1,668
	Dynamic Materials Corp.	83,081	1,666
	NACCO Industries Inc. Class A	33,443	1,665
	AAON Inc.	84,692	1,651
*	Trex Co. Inc.	83,580	1,638
	Great Lakes Dredge & Dock Corp.	251,286	1,628
*	APAC Customer Services Inc.	272,912	1,627
	Kimball International Inc. Class B	190,282	1,621
*	Powell Industries Inc.	51,417	1,621
*	Columbus McKinnon Corp.	118,546	1,619
	Applied Signal Technology Inc.	83,494	1,611
*,^	Broadwind Energy Inc.	198,152	1,603
*	American Reprographics Co.	226,631	1,589
*	Vicor Corp.	170,803	1,588
	American Woodmark Corp.	80,564	1,585
	FreightCar America Inc.	79,927	1,585
	Standex International Corp.	77,687	1,561
*	Kadant Inc.	97,393	1,554
*	Cornell Cos. Inc.	68,163	1,547
*	Northwest Pipe Co.	57,576	1,546
*	FuelCell Energy Inc.	409,723	1,541
	Diamond Management & Technology Consultants Inc. Class A	208,260	1,535
*	Republic Airways Holdings Inc.	207,611	1,534
	HEICO Corp. Class A	41,440	1,490
*	Ener1 Inc.	231,810	1,470
*,^	Microvision Inc.	463,118	1,468
*	Satcon Technology Corp.	509,611	1,437
*	Herley Industries Inc.	103,233	1,434
*,^	Eagle Bulk Shipping Inc.	287,912	1,425
	Houston Wire & Cable Co.	118,693	1,412
	Bowne & Co. Inc.	208,617	1,394
	Graham Corp.	66,900	1,385
*	Sterling Construction Co. Inc.	72,094	1,383
*	American Commercial Lines Inc.	75,209	1,379
*	H&E Equipment Services Inc.	130,309	1,367
	Insteel Industries Inc.	102,678	1,335
	Horizon Lines Inc. Class A	237,865	1,325
*	3D Systems Corp.	116,628	1,318
*	Polypore International Inc.	109,058	1,298

33

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	K-Tron International Inc.	11,651	1,267
	International Shipholding Corp.	40,063	1,245
*,^	Capstone Turbine Corp.	961,889	1,241
*	Ladish Co. Inc.	81,811	1,234
*	Celadon Group Inc.	113,233	1,229
*	RailAmerica Inc.	100,200	1,222
*	Pinnacle Airlines Corp.	176,047	1,211
	CDI Corp.	92,501	1,198
*	Innerworkings Inc.	201,648	1,190
*	PRG-Schultz International Inc.	196,309	1,160
*	Volt Information Sciences Inc.	111,279	1,113
*	ICF International Inc.	41,209	1,104
*	Standard Parking Corp.	68,624	1,090
*	PMFG Inc.	65,684	1,065
*,^	Advanced Battery Technologies Inc.	266,123	1,064
*	Pike Electric Corp.	111,921	1,039
*	Tecumseh Products Co. Class A	88,667	1,037
	Ducommun Inc.	54,304	1,016
*	Dynamex Inc.	56,040	1,014
*	RSC Holdings Inc.	142,349	1,002
	TAL International Group Inc.	75,301	996
*	USA Truck Inc.	78,542	983
*,^	GT Solar International Inc.	176,115	979
*	Willis Lease Finance Corp.	64,420	966
	Schawk Inc. Class A	70,966	965
*,^	Energy Recovery Inc.	139,186	958
	Greenbrier Cos. Inc.	92,209	957
*	Furmanite Corp.	247,435	943
	Sauer-Danfoss Inc.	78,192	939
*	LMI Aerospace Inc.	70,014	931
	Met-Pro Corp.	86,326	917
*	Saia Inc.	60,106	891
	Aceto Corp.	171,334	882
*	Air Transport Services Group Inc.	328,135	866
	Universal Truckload Services Inc.	47,823	866
*,^	Ocean Power Technologies Inc.	93,376	841
	LSI Industries Inc.	104,169	821
*	Flow International Corp.	264,046	813
*	Miller Industries Inc.	68,310	775
*	COMSYS IT Partners Inc.	85,870	763
*	Fuel Tech Inc.	92,971	760
*	United Capital Corp.	31,463	749
*	Lydall Inc.	140,977	734
	Pacer International Inc.	230,019	727
*	PAM Transportation Services Inc.	69,637	719
*	BTU International Inc.	111,167	706
	VSE Corp.	15,468	697
*	AT Cross Co. Class A	132,813	695
	Virco Manufacturing	183,978	672
*	Metalico Inc.	136,183	670
	Standard Register Co.	130,545	666
*	NN Inc.	163,419	647
*	Franklin Covey Co.	101,383	639
*	Commercial Vehicle Group Inc.	106,409	637
*	Hill International Inc.	100,615	628
*	Casella Waste Systems Inc. Class A	153,640	618
*	Perma-Fix Environmental Services	268,920	610
	American Railcar Industries Inc.	54,745	603
*	ICT Group Inc.	36,852	602
	SIFCO Industries Inc.	42,014	600
*	GP Strategies Corp.	78,560	592
	Todd Shipyards Corp.	34,898	585
	Preformed Line Products Co.	13,333	584
*	Patriot Transportation Holding Inc.	6,178	584

34

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Hudson Highland Group Inc.	122,933	583
	Multi-Color Corp.	47,296	577
*	DXP Enterprises Inc.	43,402	567
*	Park-Ohio Holdings Corp.	99,625	563
*	Ceco Environmental Corp.	142,337	562
*	Trimas Corp.	82,214	557
*	Magnetek Inc.	358,753	552
*	Flanders Corp.	123,093	549
*	NCI Building Systems Inc.	299,950	543
*	PowerSecure International Inc.	74,700	539
	Courier Corp.	37,714	537
*	Odyssey Marine Exploration Inc.	380,758	537
*	Astronics Corp.	62,613	535
*	Integrated Electrical Services Inc.	91,324	534
*	Mistras Group Inc.	35,441	534
*	LaBarge Inc.	43,841	528
*	CPI Aerostructures Inc.	86,865	522
*	Kratos Defense & Security Solutions Inc.	47,248	498
*	Hurco Cos. Inc.	32,771	485
*	Innovative Solutions & Support Inc.	103,249	474
*	Allied Defense Group Inc.	98,735	469
*	Argan Inc.	31,473	453
*	Titan Machinery Inc.	39,130	452
	Barrett Business Services Inc.	36,700	451
	Lawson Products Inc.	25,541	451
	Twin Disc Inc.	43,057	450
*,^	Valence Technology Inc.	484,314	441
*	Key Technology Inc.	37,386	436
*	CAI International Inc.	48,250	436
*,^	C&D Technologies Inc.	270,745	420
	Ecology and Environment Inc.	27,806	417
	Alamo Group Inc.	23,467	402
*	LECG Corp.	131,205	392
*	Plug Power Inc.	532,509	378
	Hardinge Inc.	67,663	372
*	Quixote Corp.	57,911	369
*	Intersections Inc.	73,428	360
*,^	Coleman Cable Inc.	107,172	353
*,^	Beacon Power Corp.	700,639	347
*	Wabash National Corp.	182,235	344
*,^	Builders FirstSource Inc.	86,718	334
*	Spherix Inc.	287,088	327
	LS Starrett Co. Class A	36,454	321
*	Ultralife Corp.	72,098	311
*	BlueLinx Holdings Inc.	112,164	311
*	WCA Waste Corp.	70,553	304
*,^	YRC Worldwide Inc.	357,212	300
*	Hudson Technologies Inc.	204,150	298
	Eastern Co.	21,787	293
*	Active Power Inc.	265,045	292
	Omega Flex Inc.	20,708	290
*	Gencor Industries Inc.	36,591	272
*	Baldwin Technology Co.	206,023	268
*	Mfri Inc.	38,671	263
*,^	Hoku Scientific Inc.	95,249	259
*,^	Spire Corp.	48,102	258
*	Peco II Inc.	50,920	247
*,^	Akeena Solar Inc.	194,869	244
*	Supreme Industries Inc. Class A	120,885	239
*	US Home Systems Inc.	88,763	225
*	Quality Distribution Inc.	56,369	223
*	Orion Energy Systems Inc.	50,141	220
	Providence and Worcester Railroad Co.	19,600	211
*	Comforce Corp.	171,123	205

35

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Allied Motion Technologies Inc.	81,197	204
*,^	Arotech Corp.	113,758	191
*	TRC Cos. Inc.	59,427	178
*	Amrep Corp.	12,689	174
*	Competitive Technologies Inc.	86,422	163
*	Xerium Technologies Inc.	209,235	159
	Superior Uniform Group Inc.	15,754	154
*	Thermadyne Holdings Corp.	20,084	146
*	Tecumseh Products Co. Class B	11,900	132
	Chase Corp.	11,148	132
*,^	Ascent Solar Technologies Inc.	23,117	123
	Frozen Food Express Industries	36,816	121
*	Innotrac Corp.	74,579	121
*	Covenant Transportation Group Inc. Class A	28,276	119
*,^	Document Security Systems Inc.	46,811	115
*	North American Galvanizing & Coating Inc.	22,100	107
*	Protection One Inc.	15,921	103
*	Applied Energetics Inc.	302,745	100
*	Energy Focus Inc.	152,346	98
*	American Electric Technologies Inc.	36,928	83
*,^	DayStar Technologies Inc.	202,967	83
	Sypris Solutions Inc.	28,660	81
*	UTEK Corp.	18,697	79
*	Rush Enterprises Inc. Class B	5,550	58
*	PGT Inc.	25,701	54
*	LGL Group Inc.	16,300	54
*,^	Builders FirstSource Inc. Rights Exp. 1/14/10	139,715	34
	Hubbell Inc. Class A	500	23
*	TeamStaff Inc.	17,157	14
*	ExpressJet Holdings Inc.	2,092	10
*	Mesa Air Group Inc.	36,067	4
*	Heritage-Crystal Clean Inc.	100	1
*	BMC Industries Inc.	126,104	—
*	Kaiser Ventures LLC Class A	36,800	—
			1,865,092
Information Technology (15.8%)
*	Activision Blizzard Inc.	3,354,240	37,266
	Maxim Integrated Products Inc.	1,834,726	37,245
*	Cree Inc.	622,909	35,113
*	Lam Research Corp.	764,988	29,995
*	Avnet Inc.	909,333	27,426
	Global Payments Inc.	487,118	26,236
*	F5 Networks Inc.	476,497	25,245
*	Equinix Inc.	234,203	24,861
	Lender Processing Services Inc.	576,008	23,421
*	ANSYS Inc.	533,202	23,173
*	ON Semiconductor Corp.	2,555,812	22,517
*	Nuance Communications Inc.	1,372,355	21,326
*	Arrow Electronics Inc.	719,999	21,319
*	Sybase Inc.	490,083	21,270
*	Hewitt Associates Inc. Class A	500,214	21,139
*	Alliance Data Systems Corp.	314,283	20,300
*	Rovi Corp.	619,460	19,742
*	Synopsys Inc.	876,066	19,519
*	Brocade Communications Systems Inc.	2,517,322	19,207
	Broadridge Financial Solutions Inc.	828,016	18,680
*	Trimble Navigation Ltd.	723,638	18,236
*	3Com Corp.	2,357,371	17,680
*	Ingram Micro Inc.	983,580	17,163
	Factset Research Systems Inc.	253,152	16,675
*	VMware Inc. Class A	386,275	16,370
*	Itron Inc.	241,226	16,300
*	Varian Semiconductor Equipment Associates Inc.	442,352	15,872
*	Rambus Inc.	633,691	15,462

36

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	AOL Inc.	647,859	15,082
	Solera Holdings Inc.	418,627	15,075
*	Dolby Laboratories Inc. Class A	315,266	15,048
*	CommScope Inc.	563,826	14,958
*	Skyworks Solutions Inc.	1,048,158	14,873
*	MICROS Systems Inc.	479,050	14,865
*	Tech Data Corp.	305,951	14,276
*	Informatica Corp.	537,719	13,905
*	Atheros Communications Inc.	400,350	13,708
*	Silicon Laboratories Inc.	274,561	13,272
*	Polycom Inc.	507,370	12,669
*	Atmel Corp.	2,727,251	12,573
*	IAC/InterActiveCorp	579,213	11,862
*	PMC - Sierra Inc.	1,367,461	11,842
	Jack Henry & Associates Inc.	509,173	11,772
*	Parametric Technology Corp.	708,697	11,580
	Diebold Inc.	398,672	11,342
	Intersil Corp. Class A	737,520	11,314
*,^	WebMD Health Corp.	287,506	11,066
*	Concur Technologies Inc.	256,484	10,965
*	NCR Corp.	957,086	10,652
*	NeuStar Inc. Class A	447,107	10,301
*	DST Systems Inc.	236,147	10,284
*	TIBCO Software Inc.	1,043,885	10,053
	National Instruments Corp.	341,093	10,045
*	Zebra Technologies Corp.	354,125	10,043
*,^	Palm Inc.	993,822	9,978
*	Cypress Semiconductor Corp.	936,202	9,886
*	Unisys Corp.	254,202	9,802
*	Cadence Design Systems Inc.	1,615,668	9,678
*	International Rectifier Corp.	428,472	9,478
*	Vishay Intertechnology Inc.	1,121,481	9,364
*	Blackboard Inc.	195,709	8,883
*	CACI International Inc. Class A	180,897	8,837
*	Microsemi Corp.	492,429	8,741
*	Arris Group Inc.	753,694	8,615
*	Cybersource Corp.	420,778	8,462
*	Rackspace Hosting Inc.	405,078	8,446
*	Anixter International Inc.	176,996	8,337
*	Convergys Corp.	746,117	8,021
*	RF Micro Devices Inc.	1,612,083	7,690
	Plantronics Inc.	295,394	7,674
*	Veeco Instruments Inc.	231,630	7,653
*	Riverbed Technology Inc.	332,890	7,647
	ADTRAN Inc.	336,242	7,582
*	Fairchild Semiconductor International Inc. Class A	744,959	7,442
*	Benchmark Electronics Inc.	388,538	7,347
*	Wright Express Corp.	229,255	7,304
*	VeriFone Holdings Inc.	436,872	7,156
*	Progress Software Corp.	241,526	7,055
*	Tessera Technologies Inc.	299,548	6,971
*	Blue Coat Systems Inc.	244,014	6,964
*	Quest Software Inc.	375,008	6,900
*	InterDigital Inc.	258,856	6,870
*	Gartner Inc.	379,230	6,841
*	Cymer Inc.	177,672	6,819
*	Plexus Corp.	237,842	6,779
*	Ariba Inc.	539,319	6,752
*	Euronet Worldwide Inc.	305,292	6,701
*	TiVo Inc.	651,982	6,637
*	FormFactor Inc.	299,212	6,511
*	Mantech International Corp. Class A	133,812	6,460
*	Integrated Device Technology Inc.	998,113	6,458
*	Netlogic Microsystems Inc.	138,714	6,417

37

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Acxiom Corp.	475,250	6,378
*	Semtech Corp.	370,679	6,305
	Blackbaud Inc.	265,533	6,275
*	Digital River Inc.	232,301	6,270
*,^	Synaptics Inc.	204,504	6,268
	Fair Isaac Corp.	292,528	6,234
*	Tekelec	404,812	6,186
*	Ciena Corp.	555,385	6,020
*	CommVault Systems Inc.	253,269	6,000
*	Comtech Telecommunications Corp.	169,837	5,953
	Power Integrations Inc.	162,517	5,909
*	Sapient Corp.	693,992	5,739
*	Amkor Technology Inc.	781,692	5,597
*	j2 Global Communications Inc.	271,555	5,526
*	TriQuint Semiconductor Inc.	914,640	5,488
*	Taleo Corp. Class A	230,675	5,425
*	Viasat Inc.	168,781	5,364
	Earthlink Inc.	643,367	5,346
	MAXIMUS Inc.	106,178	5,309
*	Emulex Corp.	486,672	5,305
*	FEI Co.	226,624	5,294
*	ValueClick Inc.	520,355	5,266
*	Cavium Networks Inc.	220,511	5,255
*	Hittite Microwave Corp.	128,615	5,241
*	Sanmina-SCI Corp.	474,028	5,229
*	Mentor Graphics Corp.	591,055	5,219
*	MicroStrategy Inc. Class A	55,236	5,193
*	MKS Instruments Inc.	297,624	5,182
*	Lawson Software Inc.	768,068	5,108
*	Monolithic Power Systems Inc.	209,913	5,032
*	SRA International Inc. Class A	259,054	4,948
*,^	Take-Two Interactive Software Inc.	488,995	4,914
*	Cabot Microelectronics Corp.	141,189	4,654
*	JDA Software Group Inc.	182,618	4,651
*	GSI Commerce Inc.	182,856	4,643
*	EchoStar Corp. Class A	230,424	4,641
*	Websense Inc.	264,779	4,623
*	SolarWinds Inc.	199,607	4,593
*	DealerTrack Holdings Inc.	243,016	4,566
*	Infinera Corp.	511,201	4,534
*	Netgear Inc.	208,209	4,516
*	Omnivision Technologies Inc.	305,277	4,436
*	Ultimate Software Group Inc.	148,577	4,364
*	Diodes Inc.	209,416	4,283
*	Scansource Inc.	160,142	4,276
	Cognex Corp.	238,585	4,228
*	Littelfuse Inc.	130,972	4,211
*	Entegris Inc.	781,498	4,126
*	Rofin-Sinar Technologies Inc.	174,448	4,119
*	CSG Systems International Inc.	212,198	4,051
*	TNS Inc.	154,662	3,973
*	Coherent Inc.	131,444	3,908
*	TeleTech Holdings Inc.	194,907	3,904
*	Aruba Networks Inc.	361,588	3,855
*	Intermec Inc.	299,454	3,851
*,^	Advent Software Inc.	94,234	3,838
*	SYNNEX Corp.	124,064	3,804
*	SuccessFactors Inc.	227,995	3,780
	AVX Corp.	297,063	3,764
*	Harmonic Inc.	579,361	3,667
	United Online Inc.	508,689	3,657
*	ADC Telecommunications Inc.	582,837	3,619
*	DTS Inc.	105,455	3,608
*	Checkpoint Systems Inc.	234,992	3,584

38

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Quantum Corp.	1,212,782	3,553
*	ACI Worldwide Inc.	205,623	3,526
*	ATMI Inc.	189,052	3,520
*	DG FastChannel Inc.	125,001	3,491
*	Sonus Networks Inc.	1,651,729	3,485
*	Art Technology Group Inc.	768,150	3,464
*	Zoran Corp.	313,497	3,464
	Park Electrochemical Corp.	124,033	3,428
*	L-1 Identity Solutions Inc.	455,461	3,411
*	Brooks Automation Inc.	388,964	3,337
*	Tyler Technologies Inc.	167,393	3,333
*	Manhattan Associates Inc.	135,982	3,268
*,^	STEC Inc.	193,444	3,161
*	Insight Enterprises Inc.	276,396	3,156
	Pegasystems Inc.	92,654	3,150
*	SAVVIS Inc.	223,072	3,134
*	Compellent Technologies Inc.	136,473	3,095
*	Brightpoint Inc.	412,344	3,031
*	Advanced Energy Industries Inc.	200,693	3,026
*	Netscout Systems Inc.	205,845	3,014
*	TTM Technologies Inc.	261,164	3,011
	Black Box Corp.	106,178	3,009
*	Applied Micro Circuits Corp.	400,644	2,993
*,^	Ebix Inc.	60,951	2,976
	Heartland Payment Systems Inc.	226,022	2,968
	Syntel Inc.	77,640	2,953
*	Finisar Corp.	329,052	2,935
*	Cogent Inc.	281,256	2,922
*	Volterra Semiconductor Corp.	152,186	2,910
*	Netezza Corp.	299,596	2,906
	MTS Systems Corp.	100,675	2,893
*	Rogers Corp.	94,856	2,875
	NIC Inc.	308,103	2,816
*	Electronics for Imaging Inc.	216,189	2,813
*	Standard Microsystems Corp.	133,739	2,779
*	EPIQ Systems Inc.	196,201	2,745
*	Sourcefire Inc.	101,963	2,728
*	Switch & Data Facilities Co. Inc.	133,293	2,694
*	Maxwell Technologies Inc.	150,844	2,691
*	Cirrus Logic Inc.	392,744	2,679
*	Bottomline Technologies Inc.	151,638	2,664
*	OSI Systems Inc.	96,225	2,625
*	ModusLink Global Solutions Inc.	276,354	2,601
*	Terremark Worldwide Inc.	376,920	2,578
*	comScore Inc.	145,786	2,559
*	Epicor Software Corp.	335,747	2,558
*	Ixia	342,699	2,550
*	Stratasys Inc.	147,032	2,541
*	SonicWALL Inc.	326,365	2,484
*	Harris Stratex Networks Inc.	357,687	2,472
*	RightNow Technologies Inc.	140,389	2,439
*	Adaptec Inc.	725,501	2,430
*	Sycamore Networks Inc.	115,573	2,417
*	Echelon Corp.	208,704	2,413
*	Supertex Inc.	80,381	2,395
	CTS Corp.	247,296	2,379
	Micrel Inc.	286,156	2,346
*	TeleCommunication Systems Inc. Class A	241,117	2,334
*	Forrester Research Inc.	89,784	2,330
*	Universal Display Corp.	186,232	2,302
*	Lattice Semiconductor Corp.	833,472	2,250
*	Kulicke & Soffa Industries Inc.	416,490	2,245
*	FARO Technologies Inc.	103,821	2,226
*	Avid Technology Inc.	171,483	2,188

39

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

		Market
		Value
	Shares	($000)
* Ultratech Inc.	146,917	2,183
* Radiant Systems Inc.	208,365	2,167
* Vocus Inc.	119,528	2,152
Daktronics Inc.	228,131	2,101
* Multi-Fineline Electronix Inc.	73,206	2,077
* 3PAR Inc.	172,881	2,049
* THQ Inc.	403,804	2,035
* ExlService Holdings Inc.	111,973	2,033
* Newport Corp.	220,154	2,023
Methode Electronics Inc.	232,215	2,016
* RealNetworks Inc.	540,824	2,006
* Global Cash Access Holdings Inc.	267,650	2,005
* Oplink Communications Inc.	121,012	1,983
* Utstarcom Inc.	904,020	1,980
* Electro Scientific Industries Inc.	182,441	1,974
* Synchronoss Technologies Inc.	124,371	1,966
Cohu Inc.	140,441	1,959
* Actel Corp.	159,210	1,891
* Exar Corp.	265,770	1,890
* Constant Contact Inc.	117,966	1,887
* i2 Technologies Inc.	98,715	1,887
* Infospace Inc.	218,616	1,874
* S1 Corp.	285,051	1,859
iGate Corp.	184,493	1,845
* IPG Photonics Corp.	110,088	1,843
* Kenexa Corp.	140,812	1,838
* LivePerson Inc.	261,179	1,820
* Pericom Semiconductor Corp.	157,182	1,812
* ArcSight Inc.	70,524	1,804
* Knot Inc.	176,986	1,782
* Sigma Designs Inc.	166,436	1,781
* Intevac Inc.	151,404	1,737
* Kopin Corp.	412,991	1,726
* Mercury Computer Systems Inc.	156,594	1,724
* Anaren Inc.	114,135	1,718
* Extreme Networks	588,578	1,689
* Sonic Solutions Inc.	138,918	1,643
* Interactive Intelligence Inc.	88,482	1,632
* Loral Space & Communications Inc.	51,494	1,628
* Imation Corp.	185,852	1,621
* Move Inc.	933,274	1,549
* Hutchinson Technology Inc.	150,777	1,547
* Perficient Inc.	182,778	1,541
* Novatel Wireless Inc.	192,931	1,538
* Silicon Storage Technology Inc.	598,834	1,533
* Symyx Technologies Inc.	276,392	1,520
Agilysys Inc.	166,925	1,519
* LoopNet Inc.	152,543	1,516
* Anadigics Inc.	352,821	1,489
* infoGROUP Inc.	183,485	1,472
* Mattson Technology Inc.	410,136	1,468
Opnet Technologies Inc.	118,172	1,441
* Acme Packet Inc.	130,273	1,433
* Silicon Image Inc.	553,745	1,429
* Super Micro Computer Inc.	125,963	1,401
* Internet Capital Group Inc.	210,450	1,400
* EMS Technologies Inc.	94,850	1,375
* NVE Corp.	32,988	1,363
* IXYS Corp.	183,481	1,361
* KVH Industries Inc.	92,040	1,358
* Smith Micro Software Inc.	148,224	1,355
* Internap Network Services Corp.	287,701	1,352
* Photronics Inc.	301,607	1,342
* DivX Inc.	237,378	1,339

40

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Comverge Inc.	118,919	1,337
*	Ciber Inc.	386,223	1,332
*	MIPS Technologies Inc. Class A	295,881	1,293
	Keynote Systems Inc.	117,526	1,282
*	SMART Modular Technologies WWH Inc.	199,971	1,258
*	Integral Systems Inc.	141,336	1,224
*	Digi International Inc.	134,084	1,223
*	Seachange International Inc.	185,744	1,220
*	Lionbridge Technologies Inc.	524,885	1,207
	Cass Information Systems Inc.	39,545	1,202
*	Rudolph Technologies Inc.	177,834	1,195
*	Radisys Corp.	124,230	1,186
*	Computer Task Group Inc.	144,944	1,161
*	MoSys Inc.	292,683	1,147
*	FalconStor Software Inc.	277,910	1,128
*	Cray Inc.	174,128	1,118
*	Symmetricom Inc.	213,955	1,113
*	Oclaro Inc.	754,673	1,109
*	Actuate Corp.	258,284	1,105
*	Entropic Communications Inc.	356,735	1,095
*	LTX-Credence Corp.	614,849	1,094
*	Innodata Isogen Inc.	196,497	1,089
	Electro Rent Corp.	94,277	1,088
*,^	Rubicon Technology Inc.	53,175	1,080
*	Globecomm Systems Inc.	137,838	1,078
*	AXT Inc.	324,591	1,055
*,^	NetSuite Inc.	65,654	1,049
*	VASCO Data Security International Inc.	165,936	1,040
	Technitrol Inc.	236,412	1,036
*	Silicon Graphics International Corp.	146,946	1,030
*	Internet Brands Inc. Class A	130,204	1,020
*	support.com Inc.	385,639	1,018
*	MoneyGram International Inc.	353,257	1,017
	Marchex Inc. Class B	199,981	1,016
*	Nanometrics Inc.	89,230	1,011
*	Saba Software Inc.	243,408	1,008
*	Limelight Networks Inc.	254,633	1,001
*	DSP Group Inc.	175,985	991
*	Integrated Silicon Solution Inc.	174,838	988
*	Hughes Communications Inc.	37,670	981
*	Local.com Corp.	167,717	974
*	PROS Holdings Inc.	92,968	962
	Bel Fuse Inc. Class B	44,557	958
*	Transact Technologies Inc.	133,901	929
	Renaissance Learning Inc.	81,456	925
*	DemandTec Inc.	104,319	915
*	Network Equipment Technologies Inc.	224,220	908
*	NU Horizons Electronics Corp.	218,895	902
*	Openwave Systems Inc.	394,611	900
*	NCI Inc. Class A	32,520	899
*	Bitstream Inc. Class A	114,428	867
*	Ultra Clean Holdings	123,697	865
*	Dynamics Research Corp.	81,179	861
*	Amtech Systems Inc.	77,721	857
*	Hypercom Corp.	269,962	856
*	Telular Corp.	227,439	853
*	Hackett Group Inc.	302,746	842
	QAD Inc.	136,292	833
*	Double-Take Software Inc.	83,311	832
*	Rimage Corp.	47,954	832
*	Spectrum Control Inc.	87,445	828
*,^	Zix Corp.	483,117	826
	American Software Inc. Class A	137,441	825
*	Pervasive Software Inc.	170,783	823

41

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Mindspeed Technologies Inc.	171,865	806
*	Trident Microsystems Inc.	424,075	789
*	Orbcomm Inc.	285,314	770
*,^	Research Frontiers Inc.	202,952	769
	Communications Systems Inc.	61,604	766
*	StarTek Inc.	102,098	764
*	GSE Systems Inc.	139,311	763
*	LaserCard Corp.	131,236	757
*	PLATO Learning Inc.	171,271	747
*	Data I/O Corp.	167,176	746
*	Measurement Specialties Inc.	74,018	744
*	Techwell Inc.	55,700	735
*	Peerless Systems Corp.	277,414	732
*	Gerber Scientific Inc.	144,311	729
*	ActivIdentity Corp.	309,436	727
*	Microtune Inc.	321,372	726
*	Zygo Corp.	107,878	726
*	Conexant Systems Inc.	311,348	722
*	Occam Networks Inc.	133,187	719
*	Zilog Inc.	202,394	716
*	Immersion Corp.	156,088	713
*	DDi Corp.	143,894	704
*	Powerwave Technologies Inc.	555,713	700
*	Advanced Analogic Technologies Inc.	177,182	698
*	Virage Logic Corp.	126,239	694
*	Intellicheck Mobilisa Inc.	184,780	693
*	Online Resources Corp.	131,315	691
*	iGO Inc.	558,045	686
*	TechTeam Global Inc.	89,934	684
*	BigBand Networks Inc.	198,676	683
*	Network Engines Inc.	508,558	681
*	Onvia Inc.	86,003	680
*	Datalink Corp.	156,985	680
*	Information Services Group Inc.	210,952	669
*	Monotype Imaging Holdings Inc.	74,022	668
*	Presstek Inc.	312,538	666
*	Tollgrade Communications Inc.	108,104	661
*	Aware Inc.	229,403	642
*	Deltek Inc.	82,423	641
*	Callidus Software Inc.	212,098	641
*	Evolving Systems Inc.	102,263	639
*	Liquidity Services Inc.	62,849	633
	Keithley Instruments Inc.	135,231	629
*	Versant Corp.	41,149	628
*	On2 Technologies Inc.	1,026,995	626
*	Airvana Inc.	82,168	624
*	Web.com Group Inc.	94,976	620
*	PC Mall Inc.	115,108	601
	Mocon Inc.	64,776	595
*	Tier Technologies Inc. Class B	73,319	587
*	LogMeIn Inc.	29,300	585
*	ShoreTel Inc.	100,327	580
*	Performance Technologies Inc.	207,579	579
*	Isilon Systems Inc.	83,941	576
*	Axcelis Technologies Inc.	403,124	568
*	SRS Labs Inc.	77,319	567
*	White Electronic Designs Corp.	118,941	555
*	Magma Design Automation Inc.	235,050	543
	Ipass Inc.	511,258	532
*	Aetrium Inc.	205,036	531
*	PDF Solutions Inc.	136,887	527
*	KEY Tronic Corp.	131,723	515
*	Dice Holdings Inc.	76,344	500
*	Phoenix Technologies Ltd.	180,940	498

42

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	NAPCO Security Technologies Inc.	297,429	497
	Astro-Med Inc.	64,998	485
*,^	Rosetta Stone Inc.	26,700	479
*	SCM Microsystems Inc.	211,532	478
	Mesa Laboratories Inc.	18,022	475
*	X-Rite Inc.	213,449	465
*	Opnext Inc.	243,990	464
*	PC-Tel Inc.	76,762	454
*	Ramtron International Corp.	255,996	453
*	PC Connection Inc.	66,806	451
*	QuickLogic Corp.	208,060	439
*	Dot Hill Systems Corp.	226,620	431
	Imergent Inc.	69,800	424
*	CPI International Inc.	31,980	423
*	Travelzoo Inc.	32,912	405
*	Unica Corp.	51,671	400
*	American Technology Corp.	269,044	398
*	PLX Technology Inc.	123,127	398
*	Chordiant Software Inc.	144,521	397
*	Bsquare Corp.	160,181	397
*,^	Superconductor Technologies Inc.	166,026	394
*	LoJack Corp.	96,443	390
*	Market Leader Inc.	181,107	380
*	California Micro Devices Corp.	79,885	376
*	Geeknet Inc.	309,503	368
*	Emcore Corp.	342,647	367
*	Virtusa Corp.	39,776	360
	TheStreet.com Inc.	148,904	357
*	CalAmp Corp.	103,189	355
*	OpenTable Inc.	13,900	354
*	Frequency Electronics Inc.	67,949	349
*	ICx Technologies Inc.	35,778	341
*,^	Parkervision Inc.	180,489	330
*	Optical Cable Corp.	94,361	311
*	Comarco Inc.	112,532	304
*	EndWave Corp.	121,382	296
*	Autobytel Inc.	291,920	292
*	Video Display Corp.	63,554	290
*	Cyberoptics Corp.	42,363	284
*	Micronetics Inc.	86,414	281
*	Westell Technologies Inc. Class A	228,483	274
*	ID Systems Inc.	83,802	272
*	Digital Ally Inc.	131,019	269
*	EF Johnson Technologies Inc.	240,165	267
*	RAE Systems Inc.	239,928	264
*	Transwitch Corp.	120,275	253
*	Simulations Plus Inc.	176,614	242
*	PAR Technology Corp.	40,318	233
*	Majesco Entertainment Co.	199,158	229
*	TechTarget Inc.	40,067	226
*	Ditech Networks Inc.	165,161	213
*	FSI International Inc.	71,517	210
*	Zhone Technologies Inc.	497,775	204
*	Insweb Corp.	61,961	201
*	LeCroy Corp.	53,309	195
*	Planar Systems Inc.	65,214	186
*	Salary.com Inc.	77,197	181
*	Lantronix Inc.	51,134	166
*	RF Monolithics Inc.	160,383	162
*	Pixelworks Inc.	51,396	156
	Richardson Electronics Ltd.	26,210	154
*	Cinedigm Digital Cinema Corp. Class A	121,272	150
*	Digimarc Corp.	9,958	149
*	Management Network Group Inc.	347,479	146

43

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Cascade Microtech Inc.	32,100	144
*	GSI Technology Inc.	32,011	143
*	AuthenTec Inc.	64,580	143
*	Looksmart Ltd.	132,688	135
*	Hauppauge Digital Inc.	153,081	132
*	Authentidate Holding Corp.	124,549	131
*	Tii Network Technologies Inc.	107,178	131
*,^	VirnetX Holding Corp.	42,700	126
	TSR Inc.	54,086	125
*	Wave Systems Corp. Class A	84,031	119
	Selectica Inc.	486,650	112
	Bel Fuse Inc. Class A	5,719	111
*	Convera Corp. Class A	453,594	110
*	Merix Corp.	40,537	99
*,^	Lightpath Technologies Inc. Class A	55,757	94
	Newtek Business Services Inc.	91,242	90
*	EasyLink Services International Corp. Class A	49,151	82
*	Sonic Foundry Inc.	16,152	78
*	Ikanos Communications Inc.	40,764	76
*	ePlus Inc.	3,731	62
*	SteelCloud Inc.	234,983	61
*	Mastech Holdings Inc.	12,664	60
*	Scientific Learning Corp.	11,148	56
*	MEMSIC Inc.	11,452	38
*	Digital Angel Corp.	45,625	35
*	Glu Mobile Inc.	26,900	31
*	Entorian Technologies Inc.	5,351	30
*	NetSol Technologies Inc.	25,971	27
*	Soundbite Communications Inc.	8,674	25
*	Procera Networks Inc.	54,970	24
*	NetList Inc.	4,200	22
*	Inuvo Inc.	61,766	21
*	Adept Technology Inc. Class A	5,392	18
*	Vertro Inc.	42,625	18
*	MakeMusic Inc.	3,956	16
*	Overland Storage Inc.	7,040	16
*	Guidance Software Inc.	2,929	15
*	ClearOne Communications Inc.	4,410	14
*	Unify Corp.	3,600	11
*	Numerex Corp. Class A	2,200	9
*	Elixir Gaming Technologies Inc.	35,584	9
*	EDGAR Online Inc.	5,588	8
*	Acorn Energy Inc.	800	6
*	eLoyalty Corp.	700	5
*	Rainmaker Systems Inc.	3,216	5
*	WebMediaBrands Inc.	2,700	2
*	Relm Wireless Corp.	712	2
*	Globalscape Inc.	1,400	2
*	Interphase Corp.	449	1
*	NaviSite Inc.	400	1
*	Conolog Corp.	25	—
*	US Dataworks Inc.	100	—
			1,981,884
Materials (6.3%)
	Mosaic Co.	962,833	57,510
	Lubrizol Corp.	410,334	29,934
	Celanese Corp. Class A	863,215	27,709
*	Crown Holdings Inc.	965,726	24,703
	Martin Marietta Materials Inc.	268,383	23,996
	Walter Energy Inc.	318,524	23,988
	Steel Dynamics Inc.	1,296,129	22,967
	Nalco Holding Co.	830,773	21,193
	Albemarle Corp.	551,127	20,044
	Terra Industries Inc.	600,093	19,317

44

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Ashland Inc.	450,332	17,842
	Sonoco Products Co.	598,588	17,509
	Reliance Steel & Aluminum Co.	384,643	16,624
	Valspar Corp.	606,145	16,451
	RPM International Inc.	776,231	15,781
	Aptargroup Inc.	404,459	14,455
	Packaging Corp. of America	619,038	14,244
*	Domtar Corp.	252,262	13,978
	Temple-Inland Inc.	642,627	13,566
	Compass Minerals International Inc.	196,001	13,169
	Rock-Tenn Co. Class A	233,024	11,747
	Greif Inc. Class A	206,130	11,127
	Huntsman Corp.	984,376	11,114
	Royal Gold Inc.	228,068	10,742
	Scotts Miracle-Gro Co. Class A	270,959	10,651
	Cytec Industries Inc.	292,340	10,647
	Commercial Metals Co.	677,059	10,596
	Cabot Corp.	392,758	10,302
*	WR Grace & Co.	369,174	9,359
	Silgan Holdings Inc.	160,913	9,314
*	Solutia Inc.	730,057	9,272
	Olin Corp.	472,127	8,272
*	Coeur d'Alene Mines Corp.	451,248	8,150
	NewMarket Corp.	70,451	8,086
*	Hecla Mining Co.	1,254,440	7,752
	Sensient Technologies Corp.	294,213	7,738
	Schweitzer-Mauduit International Inc.	106,376	7,484
*	Intrepid Potash Inc.	248,101	7,237
*	Rockwood Holdings Inc.	303,005	7,139
	Carpenter Technology Corp.	264,819	7,137
	Eagle Materials Inc.	263,412	6,862
	HB Fuller Co.	292,490	6,654
	Schnitzer Steel Industries Inc.	129,997	6,201
	Minerals Technologies Inc.	112,676	6,137
	Texas Industries Inc.	166,804	5,836
*	OM Group Inc.	183,726	5,767
*	Century Aluminum Co.	344,955	5,585
*	Allied Nevada Gold Corp.	353,676	5,333
*	Louisiana-Pacific Corp.	748,718	5,226
	Worthington Industries Inc.	366,434	4,789
*	Calgon Carbon Corp.	336,581	4,678
	Arch Chemicals Inc.	150,775	4,656
*	RTI International Metals Inc.	180,453	4,542
	Ferro Corp.	518,437	4,272
	AMCOL International Corp.	148,641	4,224
*	PolyOne Corp.	558,232	4,170
	Kaiser Aluminum Corp.	92,822	3,863
*	Clearwater Paper Corp.	68,673	3,775
	Koppers Holdings Inc.	123,506	3,760
	Balchem Corp.	112,171	3,759
*	Georgia Gulf Corp.	198,976	3,458
*,^	Globe Specialty Metals Inc.	367,563	3,455
	Wausau Paper Corp.	295,793	3,431
	Glatfelter	274,879	3,340
*	Horsehead Holding Corp.	260,652	3,323
	A Schulman Inc.	157,625	3,181
	Deltic Timber Corp.	64,571	2,982
	Westlake Chemical Corp.	119,497	2,979
	Stepan Co.	45,051	2,920
*	Stillwater Mining Co.	264,635	2,509
	Zep Inc.	131,780	2,282
*	Buckeye Technologies Inc.	232,259	2,267
*	Brush Engineered Materials Inc.	121,105	2,245
	Innophos Holdings Inc.	97,553	2,243

45

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Olympic Steel Inc.	68,375	2,228
*	Omnova Solutions Inc.	334,724	2,052
	Haynes International Inc.	61,541	2,029
	Spartech Corp.	190,709	1,957
	Myers Industries Inc.	212,705	1,936
*	Headwaters Inc.	273,991	1,786
*	KapStone Paper and Packaging Corp.	178,612	1,759
*	Boise Inc.	295,597	1,570
*	Graphic Packaging Holding Co.	452,113	1,569
*	AEP Industries Inc.	40,613	1,555
*	Zoltek Cos. Inc.	156,435	1,486
*	LSB Industries Inc.	96,030	1,354
	AM Castle & Co.	97,693	1,337
*	US Gold Corp.	525,256	1,303
*	Senomyx Inc.	298,724	1,126
	Hawkins Inc.	50,406	1,100
	Quaker Chemical Corp.	51,775	1,069
	Neenah Paper Inc.	76,337	1,065
	American Vanguard Corp.	126,698	1,052
*	US Energy Corp. Wyoming	175,794	1,042
*	General Moly Inc.	498,316	1,036
	ICO Inc.	141,389	1,034
*	Bway Holding Co.	49,562	953
*	ADA-ES Inc.	134,703	822
*	Universal Stainless & Alloy	40,327	761
	Penford Corp.	79,053	687
	NL Industries Inc.	97,320	675
	Great Northern Iron Ore Properties	7,184	675
*	Landec Corp.	105,257	657
	Synalloy Corp.	49,964	437
*	United States Lime & Minerals Inc.	12,412	429
*	Mercer International Inc.	130,666	402
*	American Pacific Corp.	37,690	292
*	Rock of Ages Corp.	91,696	270
*	US Concrete Inc.	250,845	228
*,^	Flotek Industries Inc.	170,030	228
*	Mod-Pac Corp.	49,498	214
*	Nanophase Technologies Corp.	232,423	202
*	Solitario Exploration & Royalty Corp.	49,600	115
	KMG Chemicals Inc.	6,700	100
*	TOR Minerals International Inc.	160,090	89
*	WHX Corp.	13,022	31
*	Timberline Resources Corp.	7,815	9
*	Clean Diesel Technologies Inc.	4,027	6
			790,277
Telecommunication Services (2.0%)
*	Crown Castle International Corp.	1,505,286	58,766
*	NII Holdings Inc.	999,122	33,550
*	SBA Communications Corp. Class A	702,683	24,004
*	tw telecom inc Class A	897,735	15,387
*	Level 3 Communications Inc.	9,856,108	15,080
	Telephone & Data Systems Inc.	416,775	14,137
*	Syniverse Holdings Inc.	417,323	7,295
*	AboveNet Inc.	108,961	7,087
*,^	Clearwire Corp. Class A	1,002,858	6,779
*	Leap Wireless International Inc.	358,220	6,287
*	Neutral Tandem Inc.	201,732	4,589
	Telephone & Data Systems Inc. - Special Common Shares	147,351	4,450
*	Cincinnati Bell Inc.	1,270,107	4,382
*	United States Cellular Corp.	99,273	4,210
	Iowa Telecommunications Services Inc.	197,315	3,307
	NTELOS Holdings Corp.	183,992	3,279
*	PAETEC Holding Corp.	761,927	3,162
	Atlantic Tele-Network Inc.	57,041	3,138

46

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Premiere Global Services Inc.	364,346	3,006
	Shenandoah Telecommunications Co.	142,741	2,905
*	Cogent Communications Group Inc.	269,169	2,654
	Consolidated Communications Holdings Inc.	145,344	2,543
*,^	Cbeyond Inc.	154,991	2,441
	Alaska Communications Systems Group Inc.	267,421	2,134
	USA Mobility Inc.	168,549	1,856
*	General Communication Inc. Class A	273,042	1,742
*	8x8 Inc.	703,165	1,062
	HickoryTech Corp.	98,365	869
*	SureWest Communications	82,340	820
*,^	Vonage Holdings Corp.	500,540	701
	Warwick Valley Telephone Co.	48,561	634
*	IDT Corp. Class B	126,262	612
*	ICO Global Communications Holdings Ltd.	537,375	580
*	XETA Technologies Inc.	174,192	524
*,^	Clearwire Corp. Rights Exp. 6/21/10	1,002,120	401
*	TerreStar Corp.	348,400	327
*	FiberTower Corp.	67,713	283
*	inContact Inc.	71,934	211
*	Arbinet Corp.	76,460	190
*	Globalstar Inc.	216,077	188
*	Multiband Corp.	33,188	65
*	IDT Corp.	2,456	9
			245,646
Utilities (4.8%)
*	NRG Energy Inc.	1,541,318	36,391
	Oneok Inc.	634,107	28,262
	MDU Resources Group Inc.	1,113,730	26,284
	National Fuel Gas Co.	484,273	24,214
	NSTAR	642,023	23,626
*	Calpine Corp.	2,074,125	22,815
	OGE Energy Corp.	581,866	21,465
	Energen Corp.	431,374	20,188
	Alliant Energy Corp.	665,011	20,123
	DPL Inc.	708,390	19,552
	NV Energy Inc.	1,410,766	17,465
	AGL Resources Inc.	464,996	16,958
	Atmos Energy Corp.	556,633	16,365
	ITC Holdings Corp.	304,964	15,886
	UGI Corp.	653,949	15,819
	Great Plains Energy Inc.	813,552	15,775
	Aqua America Inc.	819,115	14,343
	Westar Energy Inc.	655,425	14,236
*	Mirant Corp.	872,423	13,322
*	RRI Energy Inc.	2,120,672	12,130
	Vectren Corp.	487,885	12,041
	Piedmont Natural Gas Co. Inc.	439,548	11,758
	Hawaiian Electric Industries Inc.	553,454	11,567
	WGL Holdings Inc.	301,482	10,112
	Cleco Corp.	363,658	9,939
	American Water Works Co. Inc.	419,885	9,410
	New Jersey Resources Corp.	250,335	9,363
	Portland General Electric Co.	452,067	9,227
	IDACORP Inc.	285,517	9,122
	Southwest Gas Corp.	270,320	7,712
	Northwest Natural Gas Co.	159,472	7,183
	Avista Corp.	329,365	7,111
	Unisource Energy Corp.	215,074	6,923
	South Jersey Industries Inc.	179,139	6,840
	PNM Resources Inc.	521,159	6,593
	Black Hills Corp.	233,707	6,224
	Allete Inc.	174,807	5,713
	NorthWestern Corp.	216,427	5,631

47

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

					Market
					Value
				Shares	($000)
*	Dynegy Inc. Class A			3,060,818	5,540
*	El Paso Electric Co.			269,428	5,464
	UIL Holdings Corp.			180,040	5,056
	MGE Energy Inc.			139,058	4,970
	California Water Service Group			125,006	4,603
	Ormat Technologies Inc.			120,220	4,549
	Laclede Group Inc.			133,405	4,505
	CH Energy Group Inc.			95,072	4,042
	Empire District Electric Co.			213,053	3,990
	American States Water Co.			111,762	3,957
	SJW Corp.			80,643	1,820
	Chesapeake Utilities Corp.			54,162	1,736
	Middlesex Water Co.			92,628	1,633
	Central Vermont Public Service Corp.			67,759	1,409
	Connecticut Water Service Inc.			54,389	1,347
	Unitil Corp.			46,261	1,063
*	Cadiz Inc.			85,487	1,023
	Southwest Water Co.			159,046	937
	York Water Co.			60,531	878
	Maine & Maritimes Corp.			20,903	727
	Artesian Resources Corp. Class A			30,621	561
	Delta Natural Gas Co. Inc.			17,964	514
	Pennichuck Corp.			16,987	359
*	Purecycle Corp.			74,186	211
*	MMC Energy Inc. Escrow Shares			18,535	2
					608,584

Total Common Stocks (Cost $12,111,726)					12,402,223

		Coupon

Convertible Preferred Stocks (0.0%)
Consumer Discretionary (0.0%)
2	Sealy Corp. Pfd. (Cost $633)	8.000%		5,754	492

Temporary Cash Investments (2.2%)[1]
Money Market Fund (2.1%)
3,4	Vanguard Market Liquidity Fund	0.187%		271,943,860	271,944

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.1%)
5,6	Freddie Mac Discount Notes	0.230%	6/21/10	7,000	6,993

Total Temporary Cash Investments (Cost $278,936)					278,937

Total Investments (101.1%) (Cost $12,391,295)					12,681,652
Other Assets and Liabilities—Net (-1.1%)[4]					(135,743)

Net Assets (100%)					12,545,909
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $153,127,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.8% and 1.3%, respectively, of net assets.
2 Non-income producing security - new issue that has not paid a dividend as of December 31, 2009.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

48

Vanguard® Extended Market Index Fund
Schedule of Investments
December 31, 2009

4 Includes $178,285,000 of collateral received for securities on loan.
5 Securities with a value of $6,993,000 have been segregated as initial margin for open futures contracts.
6 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

49

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Index Funds and the Shareholders of Vanguard Extended Market Index Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements (not presented herein) of Vanguard Extended Market Index Fund (constituting a separate portfolio of Vanguard Index Funds, hereafter referred to as the “Fund”) as of December 31, 2009 and for the year then ended and have issued our unqualified report thereon dated February 12, 2010. Our audit included an audit of the Fund’s schedule of investments as of December 31, 2009. This schedule of investments is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this schedule of investments based on our audit.

In our opinion, the accompanying schedule of investments referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Philadelphia, PA
February 12, 2010

50

© 2010 Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA980 022010

Vanguard U.S. Stock Index Funds
Large-Capitalization Portfolios
Annual Report
December 31, 2009

Vanguard Growth Index Fund
Vanguard Value Index Fund
Vanguard Large-Cap Index Fund
Vanguard Total Stock Market Index Fund

> For the fiscal year ended December 31, 2009, the broad U.S. stock market returned about 29%, with all market sectors producing positive results.

> Returns for Vanguard’s large-capitalization index funds ranged from about 20%

for the Value Index Fund to about 36% for the Growth Index Fund.

> The Total Stock Market Index Fund, which invests in large-, mid-, and small-cap stocks, returned about 29%.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Results of Proxy Voting.	10
Growth Index Fund.	12
Value Index Fund.	33
Large-Cap Index Fund.	54
Total Stock Market Index Fund.	70
Your Fund’s After-Tax Returns.	89
About Your Fund’s Expenses.	91
Glossary.	94

Growth Index Fund
Value Index Fund
Large-Cap Index Fund
Total Stock Market Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2009
Total
Returns
Vanguard Growth Index Fund
Investor Shares	36.29%
Admiral™ Shares	36.42
Signal® Shares	36.42
Institutional Shares	36.50
ETF Shares
Market Price	36.28
Net Asset Value	36.46
MSCI US Prime Market Growth Index	36.50
Large-Cap Growth Funds Average	35.40
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Vanguard Value Index Fund
Investor Shares	19.58%
Admiral™ Shares	19.72
Signal® Shares	19.70
Institutional Shares	19.79
ETF Shares
Market Price	19.58
Net Asset Value	19.72
MSCI US Prime Market Value Index	19.54
Large-Cap Value Funds Average	23.24
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund. Signal Shares also carry lower costs and are available to certain institutional shareholders who meet specific administrative, service, and account-size criteria. Institutional Shares are available for a minimum initial investment of $5 million. These Vanguard ETF Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows the ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2009
Total
Returns
Vanguard Large-Cap Index Fund
Investor Shares	27.60%
Admiral™ Shares	27.80
Signal® Shares	27.81
Institutional Shares	27.84
ETF Shares
Market Price	27.70
Net Asset Value	27.80
MSCI US Prime Market 750 Index	27.80
Large-Cap Core Funds Average	27.46
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Vanguard Total Stock Market Index Fund
Investor Shares	28.70%
Admiral™ Shares	28.83
Signal® Shares	28.85
Institutional Shares	28.83
ETF Shares
Market Price	28.73
Net Asset Value	28.82
MSCI US Broad Market Index	28.76
Multi-Cap Core Funds Average	30.88
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund. Signal Shares also carry lower costs and are available to certain institutional shareholders who meet specific administrative, service, and account-size criteria. Institutional Shares are available for a minimum initial investment of $5 million. These Vanguard ETF Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows the ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

Your Fund’s Performance at a Glance

December 31, 2008 , Through December 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Growth Index Fund
Investor Shares	$20.29	$27.32	$0.281	$0.000
Admiral Shares	20.30	27.32	0.315	0.000
Signal Shares	18.80	25.30	0.293	0.000
Institutional Shares	20.30	27.32	0.329	0.000
ETF Shares	39.43	53.08	0.614	0.000
Vanguard Value Index Fund
Investor Shares	$16.08	$18.63	$0.509	$0.000
Admiral Shares	16.08	18.63	0.529	0.000
Signal Shares	16.73	19.38	0.551	0.000
Institutional Shares	16.08	18.63	0.539	0.000
ETF Shares	41.21	47.75	1.357	0.000
Vanguard Large-Cap Index Fund
Investor Shares	$16.41	$20.47	$0.402	$0.000
Admiral Shares	20.51	25.59	0.533	0.000
Signal Shares	17.89	22.32	0.467	0.000
Institutional Shares	84.43	105.33	2.233	0.000
ETF Shares	40.61	50.67	1.057	0.000
Vanguard Total Stock Market Index Fund
Investor Shares	$21.80	$27.45	$0.515	$0.000
Admiral Shares	21.80	27.45	0.539	0.000
Signal Shares	21.04	26.50	0.519	0.000
Institutional Shares	21.81	27.46	0.541	0.000
ETF Shares	44.78	56.39	1.107	0.000

Chairman’s Letter

Dear Shareholder,

At the start of 2009, the United States was in the midst of the biggest economic crisis in decades and stock prices had fallen to historic lows. However, in mid-March, the market staged an impressive rally and stock prices began to soar. As of December 31, the broad U.S. stock market had rebounded dramatically. All sectors of the market posted positive returns for the year.

Growth stocks outperformed their value counterparts for the 12 months, putting Vanguard Growth Index Fund ahead of Vanguard Value Index Fund. The Growth Index Fund returned 36.29%, while Vanguard Value Index Fund returned 19.58%.

Vanguard Large-Cap Index Fund, which invests in both value and growth stocks, returned 27.60%. Vanguard Total Stock Market Index Fund—which includes growth and value stocks of all market capitalizations—returned 28.70% for the period. (All of these returns are for Investor Shares.)

All four funds closely tracked their target indexes for the 12-month period.

Impressive stock returns masked lingering uncertainties

In 2009 the broad U.S. stock market returned roughly 29%, its highest calendar-year return since 2003. The year began with the market searching for a bottom, and it finally hit a low point in early March. From there, stocks mounted one of their strongest rallies ever—in magnitude and duration—resulting in a check mark-shaped stock chart for 2009.

The market’s outsized result came against a backdrop of economic uncertainty. The economy, which struggled to regain its footing as the financial crisis abated, began to show signs of growth in the second half of the year, even as unemployment climbed to levels not seen since 1983.

Stock markets outside the United States fared even better during 2009, especially many emerging markets, which weathered the financial crisis in relatively better fiscal and economic shape than their developed-market counterparts.

Bond markets calmed down, money market funds endured

Compared with the last months of 2008, when credit markets seized up and investors fled to the safety of U.S. Treasuries, 2009 represented a return to normalcy for bonds. Investors’ appetite for risk returned, and the demand for corporate bonds increased, raising their prices and bringing down their yields. For the 12 months ended December 31, the broad taxable bond market returned about 6%, while municipal bonds returned about 13%.

Market Barometer

	Average Annual Total Returns
	Periods Ended December 31, 2009
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	28.43%	-5.36%	0.79%
Russell 2000 Index (Small-caps)	27.17	-6.07	0.51
Dow Jones U.S. Total Stock Market Index	29.35	-5.01	1.09
MSCI All Country World Index ex USA (International)	42.14	-3.04	6.30

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.93%	6.04%	4.97%
Barclays Capital Municipal Bond Index	12.91	4.41	4.32
Citigroup Three-Month U.S. Treasury Bill Index	0.16	2.22	2.88

CPI
Consumer Price Index	2.72%	2.28%	2.56%

Meanwhile, money market funds and other short-term savings vehicles did poorly in 2009. Interest rates at the shortest end of the maturity spectrum remained at historic lows, a casualty of the Federal Reserve Board’s efforts to revive the economy. The Fed kept its target for the federal funds rate between 0% and 0.25% for the entire year.

Growth in all sectors boosted the funds’ returns

Vanguard’s large-cap index funds, like the rest of the broad U.S. market, saw a huge turn of fortune in 2009, as the stock market experienced a historic comeback. After one of the worst global recessions in decades, the economy began to show signs of recovery as government stimulus programs took hold and investors slowly regained confidence.

The recovery was broad-based, and all ten market sectors posted gains for the year—in stark contrast to 2008, when all ten recorded losses. The biggest gains came from the information technology, consumer discretionary, and financial sectors.

With an overall return close to 60%, the information technology sector boosted performance in all four funds. The sector contributed almost 20 percentage points to the return of the Growth Index Fund, about 11 percentage points to those of the Large-Cap Index Fund and Total Stock

Expense Ratios
Your Fund Compared With Its Peer Group
						Peer
	Investor	Admiral	Signal	Institutional	ETF	Group
	Shares	Shares	Shares	Shares	Shares	Average
Growth Index Fund	0.28%	0.15%	0.15%	0.09%	0.15%	1.34%
Value Index Fund	0.26	0.15	0.15	0.09	0.15	1.25
Large-Cap Index Fund	0.26	0.15	0.15	0.09	0.13	1.26
Total Stock Market Index Fund	0.18	0.09	0.09	0.06	0.09	1.18

The fund expense ratios shown are from the prospectuses dated April 29, 2009, and represent estimated costs for the current fiscal year based on the funds’ net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the expense ratios were: for the
Growth Index Fund, 0.28% for Investor Shares, 0.14% for Admiral Shares, 0.14% for Signal Shares, 0.08% for Institutional Shares, and 0.14%
for ETF Shares; for the Value Index Fund, 0.26% for Investor Shares, 0.14% for Admiral Shares, 0.14% for Signal Shares, 0.08% for
Institutional Shares, and 0.14% for ETF Shares; for the Large-Cap Index Fund, 0.26% for Investor Shares, 0.12% for Admiral Shares, 0.12% for
Signal Shares, 0.08% for Institutional Shares, and 0.12% for ETF Shares; and for the Total Stock Market Index Fund, 0.18% for Investor
Shares, 0.07% for Admiral Shares, 0.07% for Signal Shares, 0.06% for Institutional Shares, and 0.07% for ETF Shares. The peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2008.

Peer groups: for the Growth Index Fund, Large-Cap Growth Funds; for the Value Index Fund, Large-Cap Value Funds; for the Large-Cap Index
Fund, Large-Cap Core Funds; and for the Total Stock Market Index Fund, Multi-Cap Core Funds.

Market Index Fund, and about 2 percentage points to the return of the Value Index Fund. After being hit hard during the financial crisis, technology stocks spiked when corporations and consumers resumed spending on computer hardware, software, and electronics.

In the consumer discretionary sector, retailers, media companies, hotels, and restaurants started to bounce back as consumers slowly began opening their wallets again. The sector made significant contributions to all four funds, in each case adding more than 4 percentage points to the overall return.

The financial sector—the area of the market that was hit hardest by the global credit crisis—also made significant contributions to all four funds, especially the Value Index Fund, where it added more

Total Returns
Ten Years Ended December 31, 2009
Average
Annual Return
Growth Index Fund Investor Shares	-2.75%
Spliced Growth Index	-2.60
Large-Cap Growth Funds Average	-4.43
Spliced Growth Index: S&P 500/Barra Growth Index through May 16, 2003; MSCI US Prime Market Growth Index thereafter.
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Value Index Fund Investor Shares	1.23%
Spliced Value Index	1.32
Large-Cap Value Funds Average	0.42
Spliced Value Index: S&P 500/Barra Value Index through May 16, 2003; MSCI US Prime Market Value Index thereafter.
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Large-Cap Index Fund Investor Shares (Returns since inception: 1/30/2004)	2.26%
MSCI US Prime Market 750 Index	2.39
Large-Cap Core Funds Average	0.89
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
Total Stock Market Index Fund Investor Shares	-0.27%
Spliced Total Stock Market Index	-0.22
Multi-Cap Core Funds Average	-0.17

Spliced Total Stock Market Index: Dow Jones Wilshire 5000 Index through April 22, 2005; MSCI US Broad Market Index thereafter.
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

than 4 percentage points to the 12-month result. Financial companies, including big banks, investment firms, and insurance companies, began to win back investors’ confidence as their balance sheets showed signs of improvement.

Health care and energy stocks also contributed notably to the performance of the Growth Index Fund, Large-Cap Index Fund, and Total Stock Market Index Fund. Meanwhile, the Value Index Fund drew particular strength from the industrial sector.

Recent volatility has taken a toll on long-term results

Vanguard encourages investors to look at long-term performance when evaluating any fund. Taking a long-term view can help you put short-term swings in perspective. While time can moderate the effects of short-term extremes, however, it cannot eliminate them. A single year’s return can still have a big impact, for better or worse, on longer-term performance.

Vanguard’s large-cap index funds provide a good example of how this can happen. Although the funds delivered strong returns in 2009, their longer-term records are still suffering from the prior volatility. For example, at the end of 2007, the Investor Shares of Vanguard Total Stock Market Index Fund had returned 6.25% a year, on average, over the previous decade. Two years later, with 2008’s stock market collapse embedded in the record and the

1999 rally gone from the calculation, the fund’s 10-year average annual return stood at –0.27%, despite the powerful rebound we just saw. Similar dynamics are apparent in the records of the other large-cap index funds.

Despite the unsettled investment environment that we’ve faced over the past couple of years, the funds have done an exceptional job of meeting their shared objective of closely tracking their respective benchmarks. This is a credit to the funds’ advisor, Vanguard Quantitative Equity Group, which has more than 30 years of index-tracking experience. These long-tenured professionals have developed sophisticated portfolio construction and trading methodologies to help Vanguard deliver strong index fund management in a variety of marketplaces and market environments. The group’s efforts are made easier, of course, by the funds’ low operating expenses.

A balanced approach can help to mute the market’s ’noise’

Recent months have brought positive news for stocks; however, investors will not easily forget the hardships of the not-so-distant past. And, as I’ve mentioned above, those hardships have taken their toll on long-term investment results. Although things are looking up, no one can be sure about what 2010 will bring.

Although we can’t control the markets or the economy, we can control how we react to the inevitable volatility and incessant “noise” that accompanies investing. At Vanguard, we always advocate a balanced approach that includes holding stock, bond, and money market funds in proportions adapted to your goals and unique financial circumstances. Vanguard’s large-cap index funds can help you build such a well-balanced investment portfolio.

On another matter, I would like to inform you that as of January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor.

Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident in every facet of Vanguard policy today.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 13, 2010

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

Growth Index Fund, Value Index Fund, Large-Cap Index Fund, Total Stock Market Index Fund

			Percentage
Trustee	For	Withheld	For
John J. Brennan	5,783,728,017	132,330,913	97.7%
Charles D. Ellis	5,728,724,219	187,334,711	96.8%
Emerson U. Fullwood	5,780,086,736	135,972,194	97.7%
Rajiv L. Gupta	5,775,585,512	140,473,418	97.6%
Amy Gutmann	5,783,328,789	132,730,141	97.7%
JoAnn Heffernan Heisen	5,774,973,685	141,085,245	97.6%
F. William McNabb III	5,787,447,014	128,611,916	97.8%
André F. Perold	5,773,103,389	142,955,541	97.5%
Alfred M. Rankin, Jr.	5,776,127,477	139,931,453	97.6%
Peter F. Volanakis	5,791,986,958	124,071,972	97.9%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:

(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Growth Index Fund
2a	264,248,164	11,659,969	11,945,358	37,410,465	81.2%
2b	262,180,869	12,184,854	13,487,771	37,410,462	80.6%
2c	258,900,378	12,105,511	16,847,602	37,410,465	79.6%
2d	260,108,940	12,038,220	15,706,327	37,410,469	80.0%
2e	259,191,143	11,847,483	16,814,859	37,410,470	79.7%

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Growth Index Fund (continued)
2f	262,653,969	11,952,586	13,246,937	37,410,464	80.8%
2g	264,785,652	11,901,936	11,165,908	37,410,460	81.4%

Value Index Fund
2a	281,657,331	5,182,739	10,718,002	28,773,427	86.3%
2b	280,534,584	5,685,790	11,337,698	28,773,427	86.0%
2c	258,391,842	5,422,300	33,743,932	28,773,425	79.2%
2d	261,215,527	5,396,644	30,945,897	28,773,430	80.0%
2e	279,173,779	5,294,845	13,089,449	28,773,426	85.5%
2f	280,977,925	5,443,411	11,136,740	28,773,423	86.1%
2g	284,985,380	5,316,949	7,255,739	28,773,431	87.3%

Large-Cap Index Fund
2a	51,661,844	884,201	1,263,043	11,521,195	79.1%
2b	51,503,657	936,064	1,369,369	11,521,193	78.8%
2c	51,032,744	926,437	1,849,907	11,521,195	78.1%
2d	51,057,793	967,182	1,784,115	11,521,194	78.2%
2e	51,333,187	922,351	1,553,552	11,521,193	78.6%
2f	51,381,714	910,049	1,517,331	11,521,190	78.6%
2g	51,542,337	884,682	1,382,073	11,521,191	78.9%

Total Stock Market Index Fund
2a	2,633,842,353	39,602,175	85,091,327	287,970,302	86.5%
2b	2,623,326,504	45,314,929	89,894,416	287,970,308	86.1%
2c	2,600,899,974	62,120,091	95,515,792	287,970,300	85.4%
2d	2,610,497,304	63,115,841	84,922,711	287,970,301	85.7%
2e	2,609,901,123	42,950,663	105,684,065	287,970,305	85.7%
2f	2,620,146,443	43,055,643	95,333,770	287,970,301	86.0%
2g	2,657,534,657	42,153,886	58,846,925	287,970,688	87.2%

Fund shareholders did not approve this proposal:

Proposal 3—Institute procedures to prevent holding investments in companies that, in the judgment of the board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

The trustees recommended a vote against the proposal because it called for procedures that duplicate existing practices and procedures of the Vanguard funds.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Value Index Fund	27,278,938	12,641,112	257,635,788	28,775,661	8.4%
Total Stock Market Index Fund	258,259,697	93,229,953	2,406,541,531	288,474,976	8.5%

Growth Index Fund

Fund Profile
As of December 31, 2009

Share-Class Characteristics
	Investor	Admiral	Signal	Institutional	ETF
	Shares	Shares	Shares	Shares	Shares
Ticker Symbol	VIGRX	VIGAX	VIGSX	VIGIX	VUG
Expense Ratio1	0.28%	0.15%	0.15%	0.09%	0.15%
30-Day SEC Yield	0.87%	1.02%	1.02%	1.06%	1.02%

Portfolio Characteristics
		MSCI US
		Prime	DJ
		Market	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	423	422	4,201
Median Market Cap $34.3B		$34.3B	$30.7B
Price/Earnings Ratio	33.0x	33.0x	35.7x
Price/Book Ratio	3.4x	3.4x	2.1x
Return on Equity	23.4%	23.2%	19.3%
Earnings Growth Rate 16.6%		16.6%	8.1%
Dividend Yield	1.1%	1.1%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	29%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	MSCI US	DJ
	Prime Market	U.S. Total
	Growth	Market
	Index	Index
R-Squared	1.00	0.96
Beta	1.00	0.95

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Systems Software	4.5%
Apple Inc.	Computer Hardware	3.5
International Business Machines Corp.	Computer Hardware	3.2
Google Inc. Class A	Internet Software & Services	2.8
Cisco Systems Inc.	Communications Equipment	2.6
Wal-Mart Stores Inc.	Hypermarkets & Super Centers	2.3
Hewlett-Packard Co.	Computer Hardware	2.3
Oracle Corp.	Systems Software	1.8
PepsiCo Inc.	Soft Drinks	1.8
Philip Morris International Inc.	Tobacco	1.7
Top Ten		26.5%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectuses dated April 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the fund’s expense ratios were 0.28% for
Investor Shares, 0.14% for Admiral Shares, 0.14% for Signal Shares, 0.08% for Institutional Shares, and 0.14% for ETF Shares.

Growth Index Fund

Sector Diversification (% of equity exposure)

		MSCI US
		Prime	DJ
		Market	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	11.8%	11.8%	10.3%
Consumer Staples	11.3	11.3	9.9
Energy	7.5	7.5	10.6
Financials	5.9	5.9	16.0
Health Care	13.8	13.8	12.6
Industrials	8.0	8.0	10.6
Information
Technology	36.1	36.1	19.3
Materials	4.5	4.5	4.0
Telecommunication
Services	0.8	0.8	2.9
Utilities	0.3	0.3	3.8

Investment Focus

Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 1999, Through December 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended December 31, 2009
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Growth Index Fund Investor Shares	36.29%	1.63%	-2.75%	$7,565
••••••••	Dow Jones U.S. Total Stock Market
	Index	29.35	1.09	-0.17	9,828

– – – –	Spliced Growth Index	36.50	1.79	-2.60	7,688
_____	Large-Cap Growth Funds Average	35.40	0.73	-4.43	6,353

Spliced Growth Index: S&P 500/Barra Growth Index through May 16, 2003; MSCI US Prime Market Growth Index thereafter.
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

			Since	Final Value
	One	Five	Inception	of a $100,000
	Year	Years	(11/13/2000)	Investment
Growth Index Fund Admiral Shares	36.42%	1.75%	-1.06%	$90,692
Dow Jones U.S. Total Stock Market
Index	29.35	1.09	0.79	107,434
Spliced Growth Index	36.50	1.79	-0.99	91,304

Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

Growth Index Fund

		Since	Final Value
	One	Inception	of a $1,000,000
	Year	(6/4/2007)	Investment
Growth Index Fund Signal Shares	36.42%	-5.54%	$863,469
Dow Jones U.S. Total Stock Market
Index	29.35	-9.23	779,306
MSCI US Prime Market Growth
Index	36.50	-5.52	864,071
Performance for the fund’s Signal Shares and comparative standards is calculated since the Signal Shares’ inception.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Growth Index Fund Institutional
Shares	36.50%	1.79%	-2.62%	$3,835,403
Dow Jones U.S. Total Stock Market
Index	29.35	1.09	-0.17	4,913,789
Spliced Growth Index	36.50	1.79	-2.60	3,843,830

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(1/26/2004)	Investment
Growth Index Fund
ETF Shares Net Asset Value	36.46%	1.75%	1.92%	$11,191
Dow Jones U.S. Total Stock Market Index	29.35	1.09	2.20	11,376
MSCI US Prime Market Growth Index	36.50	1.79	1.96	11,221

Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.
For more information about how the ETF Shares' market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares'
market price was above or below the NAV.

Cumulative Returns of ETF Shares: January 26, 2004, Through December 31, 2009

	One	Five	Since
	Year	Years	Inception
Growth Index Fund
ETF Shares Market Price	36.28%	9.06%	11.92%
Growth Index Fund
ETF Shares Net Asset Value	36.46	9.06	11.91
MSCI US Prime Market Growth Index	36.50	9.26	12.21
Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

Growth Index Fund

Fiscal-Year Total Returns (%): December 31, 1999, Through December 31, 2009

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

Growth Index Fund

Financial Statements

Statement of Net Assets
As of December 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (11.8%)
	McDonald’s Corp.	3,180,845	198,612
*	Amazon.com Inc.	1,007,015	135,464
	Target Corp.	2,081,868	100,700
	Lowe’s Cos. Inc.	4,304,910	100,692
*	DIRECTV Class A	2,648,611	88,331
*	Ford Motor Co.	8,264,160	82,642
	NIKE Inc. Class B	1,081,640	71,464
	Johnson Controls Inc.	1,957,931	53,334
	Staples Inc.	2,105,400	51,772
*	Starbucks Corp.	2,148,466	49,544
	Yum! Brands Inc.	1,359,960	47,558
*	Kohl’s Corp.	845,617	45,604
	TJX Cos. Inc.	1,235,496	45,157
	Best Buy Co. Inc.	1,031,609	40,707
	Omnicom Group Inc.	905,847	35,464
	Coach Inc.	927,174	33,870
	McGraw-Hill Cos. Inc.	917,577	30,748
*	Bed Bath & Beyond Inc.	763,362	29,489
*	priceline.com Inc.	117,052	25,576
	Marriott International Inc.
	Class A	881,667	24,025
*	Apollo Group Inc. Class A	379,632	22,998
	Cablevision Systems Corp.
	Class A	718,684	18,556
	Nordstrom Inc.	473,128	17,780
	Sherwin-Williams Co.	288,147	17,764
*	Viacom Inc. Class B	560,884	16,675
	International Game
	Technology	863,720	16,212
	Ross Stores Inc.	369,178	15,768
*	CarMax Inc.	641,706	15,561
	Tiffany & Co.	361,404	15,540
*	O’Reilly Automotive Inc.	398,671	15,197
	Gap Inc.	710,377	14,882
*	AutoZone Inc.	93,927	14,847
*	Expedia Inc.	574,279	14,765
*	Las Vegas Sands Corp.	961,700	14,368

	Polo Ralph Lauren Corp.
	Class A	165,520	13,404
*	Urban Outfitters Inc.	367,509	12,859
*	Dollar Tree Inc.	260,649	12,589
	Wynn Resorts Ltd.	215,204	12,531
*	Discovery
	Communications Inc.
	Class A	392,120	12,026
	BorgWarner Inc.	339,832	11,289
	Advance Auto Parts Inc.	278,052	11,256
	Scripps Networks
	Interactive Inc. Class A	262,880	10,910
*	Discovery
	Communications Inc.	409,898	10,870
	Family Dollar Stores Inc.	386,992	10,770
^	Garmin Ltd.	350,332	10,755
	DeVry Inc.	186,764	10,595
*	ITT Educational
	Services Inc.	109,950	10,551
	News Corp. Class B	639,555	10,182
*	GameStop Corp. Class A	456,052	10,006
	PetSmart Inc.	364,246	9,722
*	NVR Inc.	13,558	9,636
*	Liberty Global Inc.	433,398	9,470
	Virgin Media Inc.	529,282	8,908
^	Strayer Education Inc.	40,746	8,658
	JC Penney Co. Inc.	308,970	8,222
*	Chipotle Mexican Grill Inc.
	Class A	92,240	8,132
*,^	NetFlix Inc.	142,064	7,833
*	LKQ Corp.	368,919	7,227
*	MGM Mirage	770,817	7,030
	Guess? Inc.	160,759	6,800
	Harman International
	Industries Inc.	191,764	6,765
*	Liberty Global Inc. Class A	297,237	6,512
	Pulte Homes Inc.	649,500	6,495
*	Goodyear Tire &
	Rubber Co.	434,954	6,133
	Burger King Holdings Inc.	275,119	5,178
	WABCO Holdings Inc.	186,754	4,816

Growth Index Fund

			Market
			Value•
		Shares	($000)
*,^	Sears Holdings Corp.	56,871	4,746
	DR Horton Inc.	415,465	4,516
*	Lamar Advertising Co.
	Class A	137,927	4,288
*	Toll Brothers Inc.	199,337	3,750
*	Interpublic Group
	of Cos. Inc.	494,727	3,651
*	Penn National Gaming Inc.	97,464	2,649
	Wendy’s/Arby’s Group Inc.
	Class A	409,399	1,920
*	Clear Channel Outdoor
	Holdings Inc. Class A	118,725	1,234
*	Marvel Entertainment Inc.	250	14
*	Krispy Kreme
	Doughnuts Inc.
	Warrants Exp. 3/2/12	3,500	—
			1,846,564
Consumer Staples (11.3%)
	Wal-Mart Stores Inc.	6,814,275	364,223
	PepsiCo Inc.	4,540,954	276,090
	Philip Morris
	International Inc.	5,638,190	271,704
	Coca-Cola Co.	2,127,706	121,279
	Colgate-Palmolive Co.	1,452,728	119,342
	Walgreen Co.	2,892,432	106,210
	CVS Caremark Corp.	2,734,226	88,069
	Costco Wholesale Corp.	1,267,572	75,002
	General Mills Inc.	616,745	43,672
	Kellogg Co.	781,186	41,559
	Avon Products Inc.	1,244,516	39,202
	Kimberly-Clark Corp.	422,858	26,940
	Clorox Co.	406,212	24,779
	HJ Heinz Co.	459,417	19,645
	Lorillard Inc.	240,738	19,314
	Coca-Cola Enterprises Inc.	853,425	18,093
	Estee Lauder Cos. Inc.
	Class A	328,293	15,876
	Campbell Soup Co.	398,277	13,462
	Mead Johnson
	Nutrition Co. Class A	297,883	13,018
*	Energizer Holdings Inc.	192,075	11,770
*	Whole Foods Market Inc.	409,179	11,232
	Hershey Co.	299,319	10,713
	Dr Pepper Snapple
	Group Inc.	370,313	10,480
*	Dean Foods Co.	525,598	9,482
*	Hansen Natural Corp.	224,627	8,626
	Flowers Foods Inc.	240,989	5,726
	Hormel Foods Corp.	75,188	2,891
			1,768,399
Energy (7.5%)
	Schlumberger Ltd.	3,491,194	227,242
	Anadarko Petroleum Corp.	1,429,708	89,242
	EOG Resources Inc.	734,345	71,452
	Occidental Petroleum Corp.	827,120	67,286
	National Oilwell Varco Inc.	1,218,950	53,743

			Market
			Value•
		Shares	($000)
	Halliburton Co.	1,708,331	51,404
*	Southwestern Energy Co.	1,004,088	48,397
*	Weatherford
	International Ltd.	2,119,652	37,963
	Baker Hughes Inc.	903,299	36,565
	Noble Energy Inc.	505,399	35,994
	Peabody Energy Corp.	780,208	35,273
	Hess Corp.	557,708	33,741
*	Cameron
	International Corp.	712,409	29,779
	Consol Energy Inc.	526,701	26,230
	XTO Energy Inc.	562,354	26,166
	Range Resources Corp.	458,431	22,853
*	Ultra Petroleum Corp.	441,461	22,011
*	Petrohawk Energy Corp.	876,863	21,036
*	FMC Technologies Inc.	356,998	20,649
	Diamond Offshore
	Drilling Inc.	202,600	19,940
	Smith International Inc.	721,242	19,596
	Murphy Oil Corp.	343,457	18,615
	Noble Corp.	380,938	15,504
*	Alpha Natural
	Resources Inc.	349,313	15,153
	Helmerich & Payne Inc.	307,222	12,252
	EXCO Resources Inc.	522,843	11,100
*	Plains Exploration &
	Production Co.	399,104	11,039
*	Denbury Resources Inc.	727,199	10,763
	Massey Energy Co.	248,892	10,456
*	Oceaneering
	International Inc.	159,972	9,362
	Cabot Oil & Gas Corp.	196,137	8,550
*	Concho Resources Inc.	186,986	8,396
	BJ Services Co.	425,312	7,911
*	Dresser-Rand Group Inc.	240,272	7,595
*	Quicksilver Resources Inc.	344,891	5,177
	Patterson-UTI Energy Inc.	290,647	4,461
*	Continental Resources Inc. 98,954		4,244
*	Rowan Cos. Inc.	165,470	3,746
	Tesoro Corp.	203,747	2,761
*	SandRidge Energy Inc.	292,339	2,757
*	CNX Gas Corp.	88,103	2,601
*	Cobalt International
	Energy Inc.	157,790	2,184
			1,171,189
Financials (5.9%)
	American Express Co.	3,119,501	126,402
*	Berkshire Hathaway Inc.
	Class B	32,430	106,565
	US Bancorp	3,622,307	81,538
	Citigroup Inc.	21,624,623	71,578
	CME Group Inc.	174,253	58,540
	Charles Schwab Corp.	2,876,002	54,126
	Capital One
	Financial Corp.	1,326,125	50,844
	Franklin Resources Inc.	469,978	49,512

Growth Index Fund

			Market
			Value•
		Shares	($000)
	State Street Corp.	936,851	40,791
	T Rowe Price Group Inc.	746,524	39,752
	Northern Trust Corp.	633,278	33,184
	Simon Property Group Inc.	290,801	23,206
	Host Hotels & Resorts Inc.	1,810,636	21,130
*	Intercontinental-
	Exchange Inc.	181,311	20,361
	Moody’s Corp.	585,519	15,692
	BlackRock Inc.	66,760	15,502
*	TD Ameritrade
	Holding Corp.	768,530	14,894
	Public Storage	129,723	10,566
	SunTrust Banks Inc.	508,513	10,318
	Eaton Vance Corp.	323,273	9,831
*	CB Richard Ellis Group Inc.
	Class A	708,523	9,615
*	Affiliated Managers
	Group Inc.	121,512	8,184
*	St Joe Co.	269,438	7,784
*	Jefferies Group Inc.	301,860	7,163
	Janus Capital Group Inc.	531,001	7,142
	SEI Investments Co.	389,439	6,823
	Regions Financial Corp.	1,211,056	6,406
	Brown & Brown Inc.	350,027	6,290
	Greenhill & Co. Inc.	65,882	5,286
	Digital Realty Trust Inc.	73,691	3,705
*,^	American International
	Group Inc.	123,385	3,699
*	NASDAQ OMX Group Inc.	145,013	2,874
	TFS Financial Corp.	134,525	1,633
			930,936
Health Care (13.8%)
	Johnson & Johnson	4,016,073	258,675
	Abbott Laboratories	4,505,732	243,265
*	Amgen Inc.	2,959,727	167,432
	Medtronic Inc.	3,234,683	142,261
*	Gilead Sciences Inc.	2,635,584	114,068
	Baxter International Inc.	1,756,713	103,084
*	Medco Health
	Solutions Inc.	1,380,786	88,246
*	Celgene Corp.	1,336,743	74,430
*	Express Scripts Inc.	759,886	65,692
	Allergan Inc.	886,322	55,847
	Becton Dickinson and Co.	697,768	55,026
	McKesson Corp.	775,783	48,487
*	Biogen Idec Inc.	841,980	45,046
	Stryker Corp.	869,069	43,775
*	Genzyme Corp.	787,941	38,617
*	St. Jude Medical Inc.	1,014,321	37,307
*	Zimmer Holdings Inc.	624,686	36,925
*	Intuitive Surgical Inc.	110,574	33,539
	Quest Diagnostics Inc.	460,257	27,790
*	Life Technologies Corp.	514,009	26,847
*	Hospira Inc.	469,618	23,951
*	Laboratory Corp. of

	CR Bard Inc.	284,585	22,169
*	DaVita Inc.	303,184	17,809
*	Waters Corp.	278,451	17,253
*	Varian Medical
	Systems Inc.	365,950	17,145
*	Cerner Corp.	200,815	16,555
*	Mylan Inc.	890,086	16,404
*	Vertex
	Pharmaceuticals Inc.	364,555	15,621
	DENTSPLY
	International Inc.	411,199	14,462
*	Edwards
	Lifesciences Corp.	164,376	14,276
*	Henry Schein Inc.	262,944	13,831
*	Cephalon Inc.	217,445	13,571
	Beckman Coulter Inc.	199,821	13,076
*	Alexion
	Pharmaceuticals Inc.	256,193	12,507
*	Millipore Corp.	161,806	11,707
*	Watson
	Pharmaceuticals Inc.	292,612	11,590
*	ResMed Inc.	220,028	11,501
	IMS Health Inc.	531,272	11,189
*	Illumina Inc.	361,600	11,083
*	Hologic Inc.	748,139	10,848
*	Mettler-Toledo
	International Inc.	98,175	10,308
*	Covance Inc.	186,534	10,179
*	Community Health
	Systems Inc.	270,400	9,626
*	Warner Chilcott PLC
	Class A	329,869	9,391
*	IDEXX Laboratories Inc.	170,903	9,133
	Perrigo Co.	228,616	9,108
*	Patterson Cos. Inc.	267,081	7,473
*	Lincare Holdings Inc.	197,908	7,346
*	Myriad Genetics Inc.	279,185	7,287
	Techne Corp.	102,995	7,061
*	CareFusion Corp.	262,390	6,562
*	Gen-Probe Inc.	146,517	6,286
*	Kinetic Concepts Inc.	155,193	5,843
*	Amylin
	Pharmaceuticals Inc.	411,644	5,841
*	Dendreon Corp.	190,738	5,013
	Pharmaceutical Product
	Development Inc.	201,211	4,716
*	Inverness Medical
	Innovations Inc.	111,186	4,615
*	Endo Pharmaceuticals
	Holdings Inc.	221,639	4,546
*	Abraxis Bioscience Inc.	23,536	954
			2,157,824
Industrials (8.0%)
	Boeing Co.	2,011,441	108,879
	Caterpillar Inc.	1,810,894	103,203
	Union Pacific Corp.	1,469,943	93,929

Growth Index Fund

			Market
			Value•
		Shares	($000)
	United Parcel Service Inc.
	Class B	1,330,512	76,331
	Danaher Corp.	792,155	59,570
	FedEx Corp.	562,291	46,923
	Precision Castparts Corp.	408,725	45,103
	PACCAR Inc.	1,006,079	36,491
	Deere & Co.	616,437	33,343
	CH Robinson
	Worldwide Inc.	490,457	28,805
	Honeywell
	International Inc.	728,894	28,573
*	Delta Air Lines Inc.	2,266,721	25,795
	Rockwell Collins Inc.	459,502	25,438
	Parker Hannifin Corp.	467,895	25,210
	ITT Corp.	505,089	25,123
	Lockheed Martin Corp.	333,300	25,114
	Southwest Airlines Co.	2,161,145	24,702
	Fluor Corp.	524,292	23,614
	Expeditors International
	of Washington Inc.	618,411	21,477
*,^	First Solar Inc.	135,717	18,376
	WW Grainger Inc.	182,430	17,665
^	Fastenal Co.	389,664	16,226
*	McDermott
	International Inc.	670,233	16,092
	Flowserve Corp.	163,076	15,416
	Joy Global Inc.	297,854	15,366
	Roper Industries Inc.	264,548	13,854
*	Jacobs Engineering
	Group Inc.	360,908	13,574
*	Stericycle Inc.	235,388	12,986
	Dun & Bradstreet Corp.	153,874	12,982
	Cummins Inc.	279,509	12,818
	Bucyrus International Inc.
	Class A	218,806	12,334
*	Iron Mountain Inc.	531,920	12,107
*	Quanta Services Inc.	575,768	11,999
	AMETEK Inc.	313,214	11,977
	Robert Half
	International Inc.	420,208	11,232
*	Foster Wheeler AG	368,303	10,843
*	Kansas City Southern	279,592	9,308
	Donaldson Co. Inc.	213,567	9,085
*	AGCO Corp.	269,249	8,708
*	Alliant Techsystems Inc.	95,924	8,467
	JB Hunt Transport
	Services Inc.	258,857	8,353
	Goodrich Corp.	126,426	8,123
*	IHS Inc. Class A	147,231	8,070
*	Verisk Analytics Inc.
	Class A	263,766	7,987
*	Copart Inc.	208,515	7,638
*	AMR Corp.	957,139	7,399
*	Navistar International Corp.	184,515	7,132
*	FTI Consulting Inc.	150,605	7,103
*	Aecom Technology Corp.	256,937	7,066

*	Shaw Group Inc.	243,318	6,995
*	Covanta Holding Corp.	360,944	6,529
	Manpower Inc.	114,045	6,225
	Pall Corp.	171,670	6,214
	MSC Industrial Direct Co.
	Class A	128,679	6,048
*	Hertz Global Holdings Inc.	348,463	4,154
*	Terex Corp.	204,290	4,047
*	Spirit Aerosystems
	Holdings Inc. Class A	198,030	3,933
	SPX Corp.	71,446	3,908
*,^	SunPower Corp. Class A	159,041	3,766
*	SunPower Corp. Class B	122,732	2,571
			1,252,299
Information Technology (36.1%)
	Microsoft Corp.	23,373,890	712,670
*	Apple Inc.	2,610,939	550,543
	International Business
	Machines Corp.	3,820,725	500,133
*	Google Inc. Class A	705,250	437,241
*	Cisco Systems Inc.	16,811,085	402,457
	Hewlett-Packard Co.	6,954,992	358,252
	Oracle Corp.	11,693,587	286,961
	QUALCOMM Inc.	4,845,030	224,131
	Visa Inc. Class A	1,341,183	117,300
	Intel Corp.	5,710,633	116,497
*	EMC Corp.	5,893,593	102,961
*	eBay Inc.	3,196,983	75,257
	Accenture PLC Class A	1,790,373	74,300
	Mastercard Inc. Class A	287,719	73,650
*	Dell Inc.	5,125,646	73,604
*	Yahoo! Inc.	3,885,957	65,206
	Automatic Data
	Processing Inc.	1,463,684	62,675
	Texas Instruments Inc.	2,389,887	62,280
*	Adobe Systems Inc.	1,530,285	56,284
	Applied Materials Inc.	3,885,392	54,162
	Motorola Inc.	6,690,237	51,916
	Corning Inc.	2,265,607	43,749
*	Symantec Corp.	2,374,101	42,473
*	Juniper Networks Inc.	1,527,960	40,751
*	Broadcom Corp. Class A	1,270,520	39,958
*	Cognizant Technology
	Solutions Corp. Class A	854,628	38,715
	Western Union Co.	2,044,849	38,545
*	NetApp Inc.	980,009	33,702
	Tyco Electronics Ltd.	1,337,043	32,824
*	Marvell Technology
	Group Ltd.	1,533,936	31,829
*	Agilent Technologies Inc.	1,000,816	31,095
*	NVIDIA Corp.	1,596,726	29,827
	Paychex Inc.	947,315	29,026
*	Western Digital Corp.	654,925	28,915
*	Intuit Inc.	894,618	27,474
	CA Inc.	1,221,430	27,433
*	Salesforce.com Inc.	325,358	24,002

Growth Index Fund

			Market
			Value•
		Shares	($000)
	Amphenol Corp. Class A	499,696	23,076
*	Fiserv Inc.	450,036	21,818
*	BMC Software Inc.	536,326	21,507
*	Sun Microsystems Inc.	2,196,002	20,576
	Linear Technology Corp.	648,006	19,790
	Altera Corp.	857,586	19,407
*	SanDisk Corp.	661,840	19,187
*	McAfee Inc.	458,234	18,591
*	Activision Blizzard Inc.	1,667,882	18,530
	Maxim Integrated
	Products Inc.	892,258	18,113
	KLA-Tencor Corp.	497,559	17,992
	Analog Devices Inc.	552,463	17,447
*	Autodesk Inc.	669,640	17,016
*	Micron Technology Inc.	1,604,476	16,943
*	Red Hat Inc.	547,675	16,923
*	Electronic Arts Inc.	943,109	16,740
*	Advanced Micro
	Devices Inc.	1,652,894	16,000
*	Cree Inc.	281,422	15,864
*	Teradata Corp.	500,432	15,729
*	Lam Research Corp.	368,870	14,463
*	FLIR Systems Inc.	441,212	14,436
*	Citrix Systems Inc.	346,579	14,421
*	VeriSign Inc.	561,804	13,618
*	Akamai Technologies Inc.	502,085	12,718
	Global Payments Inc.	234,968	12,655
*	F5 Networks Inc.	229,394	12,153
*	Equinix Inc.	112,600	11,952
	Harris Corp.	250,904	11,930
	Lender Processing
	Services Inc.	280,023	11,386
*	ANSYS Inc.	256,579	11,151
	National
	Semiconductor Corp.	689,076	10,584
*	Hewitt Associates Inc.
	Class A	244,244	10,322
*	ON Semiconductor Corp.	1,168,982	10,299
*	Sybase Inc.	235,957	10,240
*	Alliance Data
	Systems Corp.	154,800	9,998
*	Synopsys Inc.	420,728	9,374
	Broadridge Financial
	Solutions Inc.	406,100	9,162
*	Nuance
	Communications Inc.	587,626	9,132
*	MEMC Electronic
	Materials Inc.	651,073	8,868
*	Brocade Communications
	Systems Inc.	1,160,016	8,851
*	Trimble Navigation Ltd.	349,327	8,803
	Factset Research
	Systems Inc.	130,491	8,595
*	Dolby Laboratories Inc.
	Class A	154,699	7,384

*	Novellus Systems Inc.	284,137	6,632
*	VMware Inc. Class A	154,309	6,540
*	Flextronics
	International Ltd.	826,592	6,042
*	DST Systems Inc.	115,755	5,041
*	Cadence Design
	Systems Inc.	775,394	4,645
*	LSI Corp.	664,359	3,993
*	NCR Corp.	301,337	3,354
*	Avago Technologies Ltd.	136,994	2,506
			5,651,295
Materials (4.5%)
	Monsanto Co.	1,591,195	130,080
*	Freeport-McMoRan
	Copper & Gold Inc.	1,200,275	96,370
	Praxair Inc.	894,303	71,822
	Newmont Mining Corp.	1,398,219	66,150
	Dow Chemical Co.	1,666,666	46,050
	Alcoa Inc.	2,840,042	45,782
	Ecolab Inc.	690,325	30,775
	Weyerhaeuser Co.	616,140	26,580
	United States Steel Corp.	417,793	23,029
	Sigma-Aldrich Corp.	355,037	17,940
	Mosaic Co.	294,811	17,609
	Air Products &
	Chemicals Inc.	214,209	17,364
	International Paper Co.	599,252	16,048
	Celanese Corp. Class A	418,205	13,424
*	Crown Holdings Inc.	466,423	11,931
	Walter Energy Inc.	154,271	11,618
	Martin Marietta
	Materials Inc.	129,765	11,602
	Nalco Holding Co.	402,819	10,276
	Terra Industries Inc.	290,652	9,356
*	Pactiv Corp.	384,769	9,288
	AK Steel Holding Corp.	318,993	6,811
	Steel Dynamics Inc.	366,550	6,495
	Scotts Miracle-Gro Co.
	Class A	133,965	5,266
	FMC Corp.	70,158	3,912
	Reliance Steel &
	Aluminum Co.	67,536	2,919
	Commercial Metals Co.	115,010	1,800
*	Titanium Metals Corp.	119,956	1,502
			711,799
Telecommunication Services (0.8%)
*	American Tower Corp.
	Class A	1,150,250	49,702
*	Crown Castle
	International Corp.	848,477	33,124
*	NII Holdings Inc.	484,130	16,257
*	SBA Communications Corp.
	Class A	305,842	10,448
*	MetroPCS
	Communications Inc.	717,544	5,475

Growth Index Fund

			Market
			Value•
		Shares	($000)
*	Level 3
	Communications Inc.	2,376,231	3,636
			118,642
	Utilities (0.3%)
*	AES Corp.	1,944,235	25,878
	EQT Corp.	362,303	15,912
*	Calpine Corp.	1,030,245	11,333
*	Dynegy Inc. Class A	516,087	934
			54,057
	Total Common Stocks
	(Cost $13,488,153)		15,663,004
Temporary Cash Investment (0.4%)
	Money Market Fund (0.4%)
1,2	Vanguard Market
	Liquidity Fund, 0.187%
	(Cost $64,983)	64,982,874	64,983
	Total Investments (100.4%)
	(Cost $13,553,136)		15,727,987
Other Assets and Liabilities (-0.4%)
	Other Assets		50,906
	Liabilities[2]		(109,240)
			(58,334)
	Net Assets (100%)		15,669,653

At December 31, 2009, net assets consisted of:
			Amount
			($000)
	Paid-in Capital		16,010,828
Overdistributed Net Investment Income			(26,407)
Accumulated Net Realized Losses			(2,489,619)
Unrealized Appreciation (Depreciation)			2,174,851
	Net Assets		15,669,653

	Investor Shares—Net Assets
Applicable to 211,209,044 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			5,770,454
	Net Asset Value Per Share—
	Investor Shares		$27.32

Amount
($000)
Admiral Shares—Net Assets
Applicable to 60,070,869 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,641,281
Net Asset Value Per Share—
Admiral Shares	$27.32

Signal Shares—Net Assets
Applicable to 56,449,320 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,428,262
Net Asset Value Per Share—
Signal Shares	$25.30

Institutional Shares—Net Assets
Applicable to 106,614,633 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,913,076
Net Asset Value Per Share—
Institutional Shares	$27.32

ETF Shares—Net Assets
Applicable to 73,784,366 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,916,580
Net Asset Value Per Share—
ETF Shares	$53.08

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $44,731,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
2 Includes $46,788,000 of collateral received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

Growth Index Fund

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Dividends	189,925
Interest[1]	77
Security Lending	1,444
Total Income	191,446
Expenses
The Vanguard Group—Note B
Investment Advisory Services	514
Management and Administrative—Investor Shares	11,280
Management and Administrative—Admiral Shares	1,509
Management and Administrative—Signal Shares	1,097
Management and Administrative—Institutional Shares	957
Management and Administrative—ETF Shares	2,894
Marketing and Distribution—Investor Shares	1,148
Marketing and Distribution—Admiral Shares	299
Marketing and Distribution—Signal Shares	305
Marketing and Distribution—Institutional Shares	680
Marketing and Distribution—ETF Shares	949
Custodian Fees	271
Auditing Fees	25
Shareholders’ Reports and Proxies—Investor Shares	660
Shareholders’ Reports and Proxies—Admiral Shares	19
Shareholders’ Reports and Proxies—Signal Shares	19
Shareholders’ Reports and Proxies—Institutional Shares	54
Shareholders’ Reports and Proxies—ETF Shares	320
Trustees’ Fees and Expenses	26
Total Expenses	23,026
Net Investment Income	168,420
Realized Net Gain (Loss) on Investment Securities Sold	199,009
Change in Unrealized Appreciation (Depreciation) of Investment Securities	3,794,205
Net Increase (Decrease) in Net Assets Resulting from Operations	4,161,634
1 Interest income from an affiliated company of the fund was $77,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	168,420	152,815
Realized Net Gain (Loss)	199,009	(511,130)
Change in Unrealized Appreciation (Depreciation)	3,794,205	(6,513,214)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,161,634	(6,871,529)
Distributions
Net Investment Income
Investor Shares	(59,216)	(55,275)
Admiral Shares	(19,327)	(19,516)
Signal Shares	(15,471)	(13,528)
Institutional Shares	(34,330)	(30,079)
ETF Shares	(44,628)	(36,000)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(172,972)	(154,398)
Capital Share Transactions
Investor Shares	4,289	21,388
Admiral Shares	(86,171)	(40,052)
Signal Shares	150,783	113,345
Institutional Shares	167,646	91,254
ETF Shares	176,302	1,045,987
Net Increase (Decrease) from Capital Share Transactions	412,849	1,231,922
Total Increase (Decrease)	4,401,511	(5,794,005)
Net Assets
Beginning of Period	11,268,142	17,062,147
End of Period[1]	15,669,653	11,268,142
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($26,407,000) and ($21,855,000).
See accompanying Notes, which are an integral part of the Financial Statements.

Growth Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$20.29	$33.23	$29.77	$27.54	$26.41
Investment Operations
Net Investment Income	.276	.261	.270	.241	.196
Net Realized and Unrealized Gain (Loss)
on Investments	7.035	(12.939)	3.460	2.228	1.139
Total from Investment Operations	7.311	(12.678)	3.730	2.469	1.335
Distributions
Dividends from Net Investment Income	(.281)	(.262)	(.270)	(.239)	(.205)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.281)	(.262)	(.270)	(.239)	(.205)
Net Asset Value, End of Period	$27.32	$20.29	$33.23	$29.77	$27.54

Total Return[1]	36.29%	-38.32%	12.56%	9.01%	5.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,770	$4,279	$6,992	$6,707	$6,761
Ratio of Total Expenses to
Average Net Assets	0.28%	0.23%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.20%	0.93%	0.83%	0.86%	0.75%
Portfolio Turnover Rate[2]	29%	27%	23%	28%	23%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$20.30	$33.23	$29.77	$27.54	$26.41
Investment Operations
Net Investment Income	.308	.294	.308	.272	.226
Net Realized and Unrealized Gain (Loss)
on Investments	7.027	(12.929)	3.460	2.228	1.139
Total from Investment Operations	7.335	(12.635)	3.768	2.500	1.365
Distributions
Dividends from Net Investment Income	(.315)	(.295)	(.308)	(.270)	(.235)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.315)	(.295)	(.308)	(.270)	(.235)
Net Asset Value, End of Period	$27.32	$20.30	$33.23	$29.77	$27.54

Total Return	36.42%	-38.22%	12.70%	9.13%	5.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,641	$1,296	$2,203	$2,505	$2,076
Ratio of Total Expenses to
Average Net Assets	0.14%	0.11%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.34%	1.05%	0.95%	0.97%	0.86%
Portfolio Turnover Rate[1]	29%	27%	23%	28%	23%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth Index Fund

Financial Highlights

Signal Shares
			June 4,
	Year Ended		2007[1] to
	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$18.80	$30.77	$30.26
Investment Operations
Net Investment Income	.286	.273	.168
Net Realized and Unrealized Gain (Loss) on Investments	6.507	(11.970)	.563
Total from Investment Operations	6.793	(11.697)	.731
Distributions
Dividends from Net Investment Income	(.293)	(.273)	(.221)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.293)	(.273)	(.221)
Net Asset Value, End of Period	$25.30	$18.80	$30.77

Total Return	36.42%	-38.21%	2.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,428	$941	$1,425
Ratio of Total Expenses to Average Net Assets	0.14%	0.11%	0.10%[2]
Ratio of Net Investment Income to Average Net Assets	1.34%	1.05%	0.95%[2]
Portfolio Turnover Rate[3]	29%	27%	23%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$20.30	$33.23	$29.77	$27.54	$26.41
Investment Operations
Net Investment Income	.322	.305	.318	.280	.234
Net Realized and Unrealized Gain (Loss)
on Investments	7.027	(12.930)	3.460	2.228	1.139
Total from Investment Operations	7.349	(12.625)	3.778	2.508	1.373
Distributions
Dividends from Net Investment Income	(.329)	(.305)	(.318)	(.278)	(.243)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.329)	(.305)	(.318)	(.278)	(.243)
Net Asset Value, End of Period	$27.32	$20.30	$33.23	$29.77	$27.54

Total Return	36.50%	-38.19%	12.73%	9.16%	5.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,913	$2,016	$3,210	$2,132	$1,448
Ratio of Total Expenses to
Average Net Assets	0.08%	0.07%	0.07%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.40%	1.09%	0.98%	1.00%	0.89%
Portfolio Turnover Rate[1]	29%	27%	23%	28%	23%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$39.43	$64.56	$57.85	$53.52	$51.33
Investment Operations
Net Investment Income	.598	.579	.600	.535	.444
Net Realized and Unrealized Gain (Loss)
on Investments	13.666	(25.132)	6.710	4.323	2.206
Total from Investment Operations	14.264	(24.553)	7.310	4.858	2.650
Distributions
Dividends from Net Investment Income	(.614)	(.577)	(.600)	(.528)	(.460)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.614)	(.577)	(.600)	(.528)	(.460)
Net Asset Value, End of Period	$53.08	$39.43	$64.56	$57.85	$53.52

Total Return	36.46%	-38.22%	12.68%	9.13%	5.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,917	$2,736	$3,232	$1,336	$324
Ratio of Total Expenses to
Average Net Assets	0.14%	0.10%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.34%	1.06%	0.95%	0.97%	0.86%
Portfolio Turnover Rate[1]	29%	27%	23%	28%	23%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Growth Index Fund

Notes to Financial Statements

Vanguard Growth Index Fund is registered under the Investment Company Act of 1940 as an openend investment company, or mutual fund. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Signal Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum amount of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Growth Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the fund had contributed capital of $3,046,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.22% of

Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At December 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2009, the fund realized $177,733,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at December 31, 2009, the fund had $2,576,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $2,487,079,000 to offset future net capital gains of $747,930,000 through December 31, 2010, $742,396,000 through December 31, 2011, and $996,753,000 through December 31, 2017. Capital loss carryforwards of $1,193,638,000 expired on December 31, 2009; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital.

At December 31, 2009, the cost of investment securities for tax purposes was $13,553,171,000. Net unrealized appreciation of investment securities for tax purposes was $2,174,816,000, consisting of unrealized gains of $2,857,507,000 on securities that had risen in value since their purchase and $682,691,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2009, the fund purchased $4,666,196,000 of investment securities and sold $4,249,970,000 of investment securities, other than temporary cash investments.

Growth Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended December 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	825,020	37,006	1,177,045	42,851
Issued in Lieu of Cash Distributions	56,637	2,446	52,974	2,046
Redeemed	(877,368)	(39,063)	(1,208,631)	(44,523)
Net Increase (Decrease)—Investor Shares	4,289	389	21,388	374
Admiral Shares
Issued	213,424	9,300	302,897	11,068
Issued in Lieu of Cash Distributions	16,508	712	16,426	628
Redeemed	(316,103)	(13,793)	(359,375)	(14,153)
Net Increase (Decrease)—Admiral Shares	(86,171)	(3,781)	(40,052)	(2,457)
Signal Shares
Issued	431,599	20,087	549,092	21,398
Issued in Lieu of Cash Distributions	13,019	605	11,980	496
Redeemed	(293,835)	(14,327)	(447,727)	(18,106)
Net Increase (Decrease)—Signal Shares	150,783	6,365	113,345	3,788
Institutional Shares
Issued	755,744	33,073	711,522	24,895
Issued in Lieu of Cash Distributions	29,495	1,269	26,884	1,032
Redeemed	(617,593)	(27,050)	(647,152)	(23,207)
Net Increase (Decrease)—Institutional Shares	167,646	7,292	91,254	2,720
ETF Shares
Issued	629,619	14,191	1,296,261	24,431
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(453,317)	(9,800)	(250,274)	(5,100)
Net Increase (Decrease)—ETF Shares	176,302	4,391	1,045,987	19,331

G. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 10, 2010, for potential recognition or disclosure in these financial statements.

Value Index Fund

Fund Profile
As of December 31, 2009

Share-Class Characteristics
	Investor	Admiral	Signal	Institutional	ETF
	Shares	Shares	Shares	Shares	Shares
Ticker Symbol	VIVAX	VVIAX	VVISX	VIVIX	VTV
Expense Ratio1	0.26%	0.15%	0.15%	0.09%	0.15%
30-Day SEC Yield	2.22%	2.37%	2.37%	2.41%	2.37%

Portfolio Characteristics
		MSCI US	DJ
		Prime	U.S. Total
		Market	Market
	Fund Value Index		Index
Number of Stocks	425	424	4,201
Median Market Cap $40.0B		$40.0B	$30.7B
Price/Earnings Ratio	30.8x	30.8x	35.7x
Price/Book Ratio	1.6x	1.6x	2.1x
Return on Equity	17.6%	17.6%	19.3%
Earnings Growth Rate	1.1%	1.1%	8.1%
Dividend Yield	2.6%	2.6%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	31%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
			DJ
	MSCI US		U.S. Total
	Prime Market		Market
	Value Index		Index
R-Squared		1.00	0.95
Beta		1.00	1.00

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Exxon Mobil Corp.	Integrated Oil &
	Gas	5.9%
Procter & Gamble Co.	Household
	Products	3.2
AT&T Inc.	Integrated
	Telecommunication
	Services	3.0
JPMorgan Chase & Co.	Diversified Financial
	Services	3.0
General Electric Co.	Industrial
	Conglomerates	2.9
Chevron Corp.	Integrated Oil &
	Gas	2.8
Pfizer Inc.	Pharmaceuticals	2.7
Wells Fargo & Co.	Diversified Banks	2.4
Bank of America Corp.	Diversified Financial
	Services	2.4
Merck & Co. Inc.	Pharmaceuticals	2.0
Top Ten		30.3%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectuses dated April 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the fund’s expense ratios were 0.26% for Investor Shares, 0.14% for Admiral Shares, 0.14% for Signal Shares, 0.08% for Institutional Shares, and 0.14% for ETF Shares.

Value Index Fund

Sector Diversification (% of equity exposure)

		MSCI US
		Prime	DJ
		Market	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	7.6%	7.6%	10.3%
Consumer Staples	10.0	10.0	9.9
Energy	15.7	15.7	10.6
Financials	23.2	23.1	16.0
Health Care	11.5	11.5	12.6
Industrials	12.6	12.6	10.6
Information
Technology	3.7	3.7	19.3
Materials	3.0	3.0	4.0
Telecommunication
Services	5.4	5.5	2.9
Utilities	7.3	7.3	3.8

Investment Focus

Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 1999, Through December 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended December 31, 2009
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Value Index Fund Investor Shares	19.58%	0.05%	1.23%	$11,300
••••••••	Dow Jones U.S. Total Stock Market
	Index	29.35	1.09	-0.17	9,828

	Spliced Value Index	19.54	0.13	1.32	11,400
– – – –	Large-Cap Value Funds Average	23.24	-0.39	0.42	10,428

Spliced Value Index: S&P 500/Barra Value Index through May 16, 2003; MSCI US Prime Market Value Index thereafter.

Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.

			Since	Final Value
	One	Five	Inception	of a $100,000
	Year	Years	(11/13/2000)	Investment
Value Index Fund Admiral Shares	19.72%	0.15%	1.13%	$110,763
Dow Jones U.S. Total Stock Market
Index	29.35	1.09	0.79	107,434
Spliced Value Index	19.54	0.13	1.12	110,754

Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

Value Index Fund

		Since	Final Value
	One	Inception	of a $1,000,000
	Year	(6/4/2007)	Investment
Value Index Fund Signal Shares	19.70%	-12.89%	$700,947
Dow Jones U.S. Total Stock Market
Index	29.35	-9.23	779,306
MSCI US Prime Market Value Index	19.54	-12.97	699,172
Performance for the fund’s Signal Shares and comparative standards is calculated since the Signal Shares’ inception.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Value Index Fund Institutional
Shares	19.79%	0.19%	1.36%	$5,724,714
Dow Jones U.S. Total Stock Market
Index	29.35	1.09	-0.17	4,913,789
Spliced Value Index	19.54	0.13	1.32	5,700,076

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(1/26/2004)	Investment
Value Index Fund
ETF Shares Net Asset Value	19.72%	0.15%	1.96%	$11,222
Dow Jones U.S. Total Stock Market Index	29.35	1.09	2.20	11,376
MSCI US Prime Market Value Index	19.54	0.13	1.96	11,217

Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.
For more information about how the ETF Shares' market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares'
market price was above or below the NAV.

Cumulative Returns of ETF Shares: January 26, 2004, Through December 31, 2009

	One	Five	Since
	Year	Years	Inception
Value Index Fund
ETF Shares Market Price	19.58%	0.63%	12.24%
Value Index Fund
ETF Shares Net Asset Value	19.72	0.77	12.22
MSCI US Prime Market Value Index	19.54	0.63	12.17

Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

Value Index Fund

Fiscal-Year Total Returns (%): December 31, 1999, Through December 31, 2009

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

Value Index Fund

Financial Statements

Statement of Net Assets
As of December 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (7.6%)
	Walt Disney Co.	3,863,374	124,594
	Home Depot Inc.	3,604,859	104,288
	Time Warner Inc.	2,509,136	73,116
	Comcast Corp. Class A	3,579,549	60,351
	News Corp. Class A	3,991,911	54,649
	Comcast Corp.	2,255,788	36,115
	Time Warner Cable Inc.	745,711	30,865
*	Carnival Corp.	927,265	29,385
*	Viacom Inc. Class B	755,898	22,473
	CBS Corp. Class B	1,246,504	17,513
	H&R Block Inc.	709,549	16,050
	Mattel Inc.	761,762	15,220
	Macy’s Inc.	889,818	14,913
	Starwood Hotels &
	Resorts Worldwide Inc.	395,319	14,457
	VF Corp.	188,661	13,817
	Fortune Brands Inc.	317,888	13,733
*	Liberty Media Corp.-
	Interactive	1,199,321	13,001
	Genuine Parts Co.	337,556	12,814
	Whirlpool Corp.	156,616	12,633
	Harley-Davidson Inc.	496,343	12,508
	Ltd Brands Inc.	578,437	11,129
	Gap Inc.	516,116	10,813
	Darden Restaurants Inc.	280,399	9,834
	DISH Network Corp.
	Class A	440,963	9,159
	Newell Rubbermaid Inc.	587,613	8,820
	Hasbro Inc.	266,377	8,540
	Black & Decker Corp.	127,287	8,252
	Autoliv Inc.	179,972	7,804
	Wyndham
	Worldwide Corp.	377,991	7,624
*	Royal Caribbean
	Cruises Ltd.	294,051	7,434
	Gannett Co. Inc.	496,808	7,378
	American Eagle
	Outfitters Inc.	393,833	6,687

	Abercrombie & Fitch Co.	185,795	6,475
	Leggett & Platt Inc.	313,759	6,401
*,^	Sears Holdings Corp.	76,504	6,384
	JC Penney Co. Inc.	224,413	5,972
*	Mohawk Industries Inc.	123,315	5,870
	Washington Post Co.
	Class B	12,890	5,666
	News Corp. Class B	323,897	5,156
*	Interpublic Group
	of Cos. Inc.	667,974	4,930
*	Liberty Media Corp.-
	Starz	104,605	4,827
*	AutoNation Inc.	244,600	4,684
	Lennar Corp. Class A	305,992	3,907
	Foot Locker Inc.	330,913	3,686
	Virgin Media Inc.	207,162	3,486
	DR Horton Inc.	303,221	3,296
	Brinker International Inc.	217,005	3,238
*	Toll Brothers Inc.	145,707	2,741
	Wendy’s/Arby’s Group Inc.
	Class A	552,990	2,593
	Pulte Homes Inc.	254,880	2,549
*	Goodyear Tire &
	Rubber Co.	171,105	2,413
*	Hyatt Hotels Corp.
	Class A	80,775	2,408
	Weight Watchers
	International Inc.	73,652	2,148
*	Penn National Gaming Inc.	70,944	1,928
*	Lamar Advertising Co.
	Class A	54,190	1,685
			888,412
Consumer Staples (10.0%)
	Procter & Gamble Co.	6,177,543	374,544
	Coca-Cola Co.	2,869,059	163,536
	Altria Group Inc.	4,383,597	86,050
	Kraft Foods Inc.	3,121,500	84,842
	Archer-Daniels-Midland Co.	1,222,886	38,289
	Kimberly-Clark Corp.	570,110	36,322
	Sysco Corp.	1,250,711	34,945

Value Index Fund

			Market
			Value•
		Shares	($000)
	CVS Caremark Corp.	1,069,003	34,433
	Kroger Co.	1,309,667	26,887
	ConAgra Foods Inc.	937,755	21,615
	Reynolds American Inc.	369,908	19,594
	Safeway Inc.	881,433	18,766
	Bunge Ltd.	280,430	17,900
	General Mills Inc.	241,091	17,072
	Sara Lee Corp.	1,398,534	17,034
	JM Smucker Co.	251,645	15,539
	Molson Coors Brewing Co.
	Class B	321,450	14,517
	HJ Heinz Co.	333,426	14,257
	Lorillard Inc.	174,729	14,018
	Pepsi Bottling Group Inc.	319,220	11,971
	Mead Johnson
	Nutrition Co. Class A	216,307	9,453
	McCormick & Co. Inc.	250,208	9,040
	Brown-Forman Corp.
	Class B	168,259	9,014
	Church & Dwight Co. Inc.	148,771	8,993
	Dr Pepper Snapple
	Group Inc.	268,803	7,607
	Tyson Foods Inc. Class A	617,053	7,571
*	Ralcorp Holdings Inc.	119,682	7,146
*	Constellation Brands Inc.
	Class A	417,691	6,654
	SUPERVALU Inc.	448,276	5,698
	Alberto-Culver Co. Class B	186,832	5,472
	Campbell Soup Co.	155,552	5,258
*	Smithfield Foods Inc.	314,692	4,780
	Hershey Co.	117,623	4,210
	Hormel Foods Corp.	102,004	3,922
	PepsiAmericas Inc.	132,295	3,871
			1,160,820
Energy (15.7%)
	Exxon Mobil Corp.	10,170,576	693,532
	Chevron Corp.	4,244,297	326,768
	ConocoPhillips	2,981,348	152,257
	Occidental
	Petroleum Corp.	1,115,229	90,724
	Apache Corp.	710,542	73,307
	Devon Energy Corp.	892,240	65,580
*	Transocean Ltd.	679,435	56,257
	Marathon Oil Corp.	1,497,731	46,759
	XTO Energy Inc.	758,141	35,276
	Chesapeake Energy Corp.	1,289,988	33,385
	Spectra Energy Corp.	1,366,876	28,035
	Williams Cos. Inc.	1,233,648	26,005
	Halliburton Co.	667,822	20,095
	Valero Energy Corp.	1,190,947	19,948
	El Paso Corp.	1,483,873	14,586
*	Newfield Exploration Co.	280,744	13,540
	Hess Corp.	217,942	13,186
*	Nabors Industries Ltd.	601,059	13,157
	Pioneer Natural
	Resources Co.	243,504	11,730

*	Pride International Inc.	367,575	11,729
	Noble Corp.	276,649	11,260
	Cimarex Energy Co.	176,492	9,349
*	Kinder Morgan
	Management LLC	159,355	8,707
	Arch Coal Inc.	343,797	7,650
	Murphy Oil Corp.	134,197	7,274
	Sunoco Inc.	247,365	6,456
	BJ Services Co.	309,558	5,758
	Tidewater Inc.	109,331	5,242
*	Forest Oil Corp.	225,397	5,015
	Cabot Oil & Gas Corp.	77,149	3,363
*	Rowan Cos. Inc.	120,979	2,739
	Tesoro Corp.	148,537	2,013
	Patterson-UTI Energy Inc.	114,398	1,756
*	SandRidge Energy Inc.	114,894	1,083
			1,823,521
Financials (23.2%)
	JPMorgan Chase & Co.	8,322,538	346,800
	Wells Fargo & Co.	10,279,356	277,440
	Bank of America Corp.	18,306,700	275,699
	Goldman Sachs
	Group Inc.	1,027,753	173,526
	Citigroup Inc.	29,160,167	96,520
	Morgan Stanley	2,588,787	76,628
	Bank of New York
	Mellon Corp.	2,545,563	71,199
	MetLife Inc.	1,732,502	61,244
	Travelers Cos. Inc.	1,201,141	59,889
	PNC Financial Services
	Group Inc.	975,935	51,520
	Prudential Financial Inc.	975,541	48,543
	Aflac Inc.	989,391	45,759
	BB&T Corp.	1,442,388	36,593
	Chubb Corp.	740,506	36,418
	ACE Ltd.	711,336	35,851
	Allstate Corp.	1,078,409	32,395
	US Bancorp	1,416,160	31,878
	Simon Property Group Inc.	391,947	31,277
	Loews Corp.	733,061	26,647
*	Progressive Corp.	1,364,317	24,544
	Marsh &
	McLennan Cos. Inc.	1,108,581	24,477
	Vornado Realty Trust	343,118	23,998
	Ameriprise Financial Inc.	539,660	20,950
	Invesco Ltd.	880,422	20,681
	AON Corp.	522,743	20,042
	Annaly Capital
	Management Inc.	1,152,036	19,988
	Boston Properties Inc.	293,210	19,666
	Equity Residential	579,770	19,585
	Hartford Financial
	Services Group Inc.	813,181	18,915
	HCP Inc.	615,327	18,792
	Discover Financial
	Services	1,136,736	16,721

Value Index Fund

			Market
			Value•
		Shares	($000)
	Principal Financial
	Group Inc.	674,905	16,225
	State Street Corp.	366,253	15,947
	Lincoln National Corp.	639,326	15,906
	Fifth Third Bancorp	1,598,908	15,589
	Ventas Inc.	331,233	14,488
	Public Storage	174,804	14,238
	SunTrust Banks Inc.	686,108	13,921
	NYSE Euronext	550,182	13,920
	AvalonBay
	Communities Inc.	169,095	13,884
	Hudson City Bancorp Inc.	998,201	13,705
	Unum Group	701,371	13,691
	XL Capital Ltd. Class A	724,081	13,272
	Plum Creek
	Timber Co. Inc.	344,492	13,008
	ProLogis	937,067	12,828
	New York Community
	Bancorp Inc.	850,801	12,345
	People’s United
	Financial Inc.	737,181	12,311
*	Genworth Financial Inc.
	Class A	1,018,631	11,561
	Kimco Realty Corp.	850,155	11,503
	Health Care REIT Inc.	253,393	11,230
*	SLM Corp.	989,437	11,151
	Everest Re Group Ltd.	128,708	11,028
^	M&T Bank Corp.	162,163	10,847
	PartnerRe Ltd.	141,976	10,600
	KeyCorp	1,858,464	10,315
*	Leucadia National Corp.	412,525	9,814
	Comerica Inc.	319,559	9,449
	Willis Group Holdings Ltd.	355,709	9,384
	Legg Mason Inc.	301,923	9,106
	Federal Realty
	Investment Trust	128,822	8,724
	Regions Financial Corp.	1,634,463	8,646
	Cincinnati Financial Corp.	326,971	8,580
	SL Green Realty Corp.	162,590	8,169
	Axis Capital Holdings Ltd.	286,169	8,130
	Nationwide Health
	Properties Inc.	227,476	8,003
	AMB Property Corp.	309,488	7,907
	Torchmark Corp.	175,077	7,695
	Liberty Property Trust	236,658	7,575
	WR Berkley Corp.	304,719	7,508
	Assurant Inc.	249,455	7,354
	Reinsurance Group of
	America Inc. Class A	153,882	7,333
	Macerich Co.	199,980	7,189
	Rayonier Inc.	167,485	7,061
	RenaissanceRe
	Holdings Ltd.	131,880	7,009
*	Markel Corp.	19,759	6,718
	HCC Insurance
	Holdings Inc.	238,073	6,659

	Regency Centers Corp.	187,164	6,562
*	Arch Capital Group Ltd.	90,232	6,456
	First American Corp.	191,850	6,352
*	First Horizon
	National Corp.	470,416	6,304
	Fidelity National
	Financial Inc. Class A	464,456	6,252
	Transatlantic Holdings Inc.	119,565	6,231
	Hospitality
	Properties Trust	258,366	6,126
	Commerce
	Bancshares Inc.	149,383	5,784
	Duke Realty Corp.	473,908	5,767
^	Realty Income Corp.	220,506	5,713
	Cullen/Frost Bankers Inc.	114,028	5,701
	White Mountains
	Insurance Group Ltd.	16,863	5,610
	Marshall & Ilsley Corp.	1,012,902	5,520
	Federated Investors Inc.
	Class B	195,855	5,386
	Validus Holdings Ltd.	197,721	5,327
	UDR Inc.	318,608	5,238
	Huntington
	Bancshares Inc.	1,432,854	5,230
	Old Republic
	International Corp.	508,562	5,106
	Digital Realty Trust Inc.	99,327	4,994
*,^	American International
	Group Inc.	166,419	4,989
	Raymond James
	Financial Inc.	208,605	4,959
	Weingarten Realty
	Investors	240,521	4,760
	City National Corp.	92,394	4,213
	American Financial
	Group Inc.	160,312	4,000
*	NASDAQ OMX Group Inc.	195,979	3,884
	TCF Financial Corp.	245,809	3,348
	Zions Bancorporation	255,322	3,276
	Associated Banc-Corp	258,141	2,842
	BOK Financial Corp.	57,084	2,713
	Mercury General Corp.	58,126	2,282
	Capitol Federal Financial	47,304	1,488
	TFS Financial Corp.	98,355	1,194
	Host Hotels & Resorts Inc.	13,211	154
			2,699,472
Health Care (11.5%)
	Pfizer Inc.	17,066,397	310,438
	Merck & Co. Inc.	6,464,270	236,204
	Johnson & Johnson	2,916,033	187,822
	Bristol-Myers Squibb Co.	3,622,542	91,469
	Eli Lilly & Co.	2,188,488	78,151
	UnitedHealth Group Inc.	2,459,981	74,980
*	WellPoint Inc.	1,005,325	58,600
	Covidien PLC	1,063,253	50,919

Value Index Fund

			Market
			Value•
		Shares	($000)
*	Thermo Fisher
	Scientific Inc.	863,777	41,194
	Aetna Inc.	923,708	29,282
*	Boston Scientific Corp.	3,190,271	28,713
	Cardinal Health Inc.	761,996	24,567
*	Forest Laboratories Inc.	638,350	20,497
	CIGNA Corp.	577,052	20,353
	AmerisourceBergen Corp.
	Class A	629,074	16,400
*	Humana Inc.	359,039	15,758
*	Coventry Health Care Inc.	316,422	7,686
*	King Pharmaceuticals Inc.	526,044	6,455
*	Vertex
	Pharmaceuticals Inc.	142,762	6,117
	Omnicare Inc.	252,988	6,117
	Universal Health
	Services Inc. Class B	191,916	5,853
*	Health Net Inc.	219,619	5,115
*	CareFusion Corp.	190,727	4,770
*	Charles River Laboratories
	International Inc.	139,215	4,690
*	Dendreon Corp.	138,713	3,645
*	Inverness Medical
	Innovations Inc.	81,192	3,370
	Pharmaceutical Product
	Development Inc.	79,115	1,855
*	Endo Pharmaceuticals
	Holdings Inc.	87,125	1,787
			1,342,807
Industrials (12.6%)
	General Electric Co.	22,489,781	340,270
	United Technologies Corp.	1,892,399	131,351
	3M Co.	1,403,855	116,057
	Burlington Northern
	Santa Fe Corp.	719,510	70,958
	Emerson Electric Co.	1,590,568	67,758
	General Dynamics Corp.	692,725	47,223
	Illinois Tool Works Inc.	899,663	43,175
	Raytheon Co.	824,016	42,453
	Norfolk Southern Corp.	778,029	40,784
	CSX Corp.	829,997	40,247
	Honeywell
	International Inc.	982,735	38,523
	Tyco International Ltd.	1,003,291	35,797
	Northrop Grumman Corp.	639,560	35,719
	Lockheed Martin Corp.	449,327	33,857
	Waste Management Inc.	990,547	33,490
	United Parcel Service Inc.
	Class B	520,159	29,842
	Deere & Co.	447,513	24,206
	Ingersoll-Rand PLC	675,503	24,143
	Republic Services Inc.
	Class A	802,442	22,717
	L-3 Communications
	Holdings Inc.	246,645	21,446
	Eaton Corp.	332,888	21,178

	FedEx Corp.	219,819	18,344
	Dover Corp.	393,913	16,391
	Cooper Industries PLC	352,806	15,044
	Rockwell Automation Inc.	300,358	14,111
	Goodrich Corp.	170,484	10,954
	Textron Inc.	571,701	10,754
	Masco Corp.	761,382	10,515
	Pitney Bowes Inc.	438,150	9,972
	RR Donnelley & Sons Co.	434,400	9,674
	Cummins Inc.	202,749	9,298
	Equifax Inc.	267,416	8,261
*	URS Corp.	178,408	7,943
	Avery Dennison Corp.	214,698	7,834
	Stanley Works	151,065	7,781
	Cintas Corp.	291,426	7,592
	KBR Inc.	339,379	6,448
	Pentair Inc.	197,626	6,383
	Harsco Corp.	169,731	5,471
	Ryder System Inc.	118,532	4,880
	Manpower Inc.	82,996	4,530
	Pall Corp.	124,616	4,511
*	Owens Corning	162,059	4,155
	SPX Corp.	52,198	2,855
*	Hertz Global Holdings Inc.	137,183	1,635
*	Terex Corp.	80,514	1,595
*	Spirit Aerosystems
	Holdings Inc. Class A	77,854	1,546
			1,469,671
Information Technology (3.7%)
	Intel Corp.	7,700,662	157,094
	Corning Inc.	1,644,943	31,764
	Texas Instruments Inc.	934,311	24,348
	Seagate Technology	1,048,455	19,071
*	Computer Sciences Corp.	320,987	18,466
	Fidelity National
	Information Services Inc.	666,934	15,633
	Xerox Corp.	1,839,210	15,560
	Xilinx Inc.	584,077	14,637
*	Affiliated Computer
	Services Inc. Class A	192,646	11,499
	Microchip Technology Inc.	387,111	11,250
*	Avnet Inc.	319,691	9,642
*	SAIC Inc.	431,370	8,170
*	Flextronics
	International Ltd.	1,117,567	8,169
*	Arrow Electronics Inc.	253,592	7,509
	Analog Devices Inc.	215,915	6,819
	Jabil Circuit Inc.	384,193	6,674
*	Micron Technology Inc.	628,338	6,635
	Total System Services Inc.	355,255	6,135
*	Citrix Systems Inc.	135,499	5,638
*	Ingram Micro Inc.	310,275	5,414
*	LSI Corp.	896,076	5,385
*	AOL Inc.	228,330	5,316
	Harris Corp.	97,889	4,655
*	Tellabs Inc.	797,889	4,532

Value Index Fund

			Market
			Value•
		Shares	($000)
*	Lexmark International Inc.
	Class A	164,970	4,286
*	IAC/InterActiveCorp	202,108	4,139
	Intersil Corp. Class A	259,978	3,988
	Molex Inc. Class A	156,999	3,003
	Molex Inc.	131,973	2,844
*	NCR Corp.	118,314	1,317
			429,592
Materials (3.0%)
	EI du Pont de
	Nemours & Co.	1,912,261	64,386
	Dow Chemical Co.	1,210,049	33,434
	Nucor Corp.	665,936	31,066
	Air Products &
	Chemicals Inc.	288,959	23,423
	PPG Industries Inc.	348,982	20,429
	Vulcan Materials Co.	264,465	13,929
	Cliffs Natural
	Resources Inc.	277,220	12,777
*	Owens-Illinois Inc.	356,279	11,711
	International Paper Co.	435,034	11,650
	Lubrizol Corp.	143,103	10,439
	MeadWestvaco Corp.	362,110	10,367
	Ball Corp.	189,143	9,779
	Eastman Chemical Co.	153,771	9,263
	CF Industries
	Holdings Inc.	97,339	8,836
	Allegheny
	Technologies Inc.	186,687	8,358
	Airgas Inc.	155,808	7,416
	Sealed Air Corp.	335,970	7,344
	Mosaic Co.	115,499	6,899
	International Flavors &
	Fragrances Inc.	167,051	6,873
	Bemis Co. Inc.	228,903	6,787
	Sonoco Products Co.	211,236	6,179
	Albemarle Corp.	154,852	5,632
	Valspar Corp.	202,005	5,482
	FMC Corp.	94,643	5,277
	Reliance Steel &
	Aluminum Co.	91,361	3,949
	Greif Inc. Class A	51,769	2,795
	Steel Dynamics Inc.	143,292	2,539
	Commercial Metals Co.	155,573	2,435
*	Titanium Metals Corp.	162,302	2,032
			351,486
Telecommunication Services (5.4%)
	AT&T Inc.	12,486,284	349,991
	Verizon
	Communications Inc.	6,011,632	199,165
	CenturyTel Inc.	629,065	22,778
*	Sprint Nextel Corp.	6,156,632	22,533
	Qwest Communications
	International Inc.	3,283,274	13,823
	Windstream Corp.	924,232	10,157

	Frontier
	Communications Corp.	660,278	5,157
	Telephone &
	Data Systems Inc.	109,400	3,711
	Telephone &
	Data Systems Inc.-
	Special Common Shares	97,615	2,948
*	Level 3
	Communications Inc.	1,736,619	2,657
*	United States Cellular Corp.	40,131	1,702
			634,622
Utilities (7.3%)
	Exelon Corp.	1,394,792	68,163
	Southern Co.	1,684,607	56,131
	Dominion Resources Inc.	1,259,717	49,028
	Duke Energy Corp.	2,744,204	47,228
	FPL Group Inc.	827,222	43,694
	Public Service Enterprise
	Group Inc.	1,070,800	35,604
	American Electric
	Power Co. Inc.	1,008,989	35,103
	PG&E Corp.	784,426	35,025
	Entergy Corp.	414,352	33,911
	FirstEnergy Corp.	645,070	29,963
	Sempra Energy	493,219	27,610
	Consolidated Edison Inc.	581,937	26,437
	PPL Corp.	796,871	25,747
	Progress Energy Inc.	591,083	24,240
	Edison International	654,988	22,780
	Xcel Energy Inc.	964,415	20,465
	Questar Corp.	368,626	15,324
	DTE Energy Co.	348,053	15,172
	Ameren Corp.	494,101	13,810
	Constellation Energy
	Group Inc.	382,094	13,438
*	NRG Energy Inc.	561,382	13,254
	Wisconsin Energy Corp.	247,353	12,326
	CenterPoint Energy Inc.	777,316	11,279
	Northeast Utilities	370,892	9,565
	Oneok Inc.	211,824	9,441
	SCANA Corp.	246,289	9,280
	NiSource Inc.	582,704	8,962
	MDU Resources
	Group Inc.	370,073	8,734
	Allegheny Energy Inc.	358,635	8,421
	NSTAR	225,997	8,317
	American
	Water Works Co. Inc.	369,505	8,281
	Pepco Holdings Inc.	467,243	7,873
	Pinnacle West
	Capital Corp.	214,106	7,832
	National Fuel Gas Co.	152,778	7,639
	CMS Energy Corp.	484,376	7,585
	OGE Energy Corp.	204,267	7,535
	Alliant Energy Corp.	233,899	7,078
	TECO Energy Inc.	429,534	6,967

Value Index Fund

			Market
			Value•
		Shares	($000)
	Integrys Energy Group Inc.	161,688	6,789
	DPL Inc.	245,425	6,774
	Energen Corp.	144,379	6,757
	NV Energy Inc.	497,353	6,157
	UGI Corp.	229,169	5,544
	Aqua America Inc.	287,189	5,029
*	Mirant Corp.	306,766	4,684
*	RRI Energy Inc.	742,581	4,247
*	Dynegy Inc. Class A	698,125	1,264
			846,487
	Total Common Stocks
	(Cost $11,401,278)		11,646,890
Temporary Cash Investment (0.2%)
	Money Market Fund (0.2%)
1,2	Vanguard Market
	Liquidity Fund, 0.187%
	(Cost $22,170)	22,169,848	22,170
	Total Investments (100.2%)
	(Cost $11,423,448)		11,669,060
Other Assets and Liabilities (-0.2%)
	Other Assets		77,470
	Liabilities[2]		(105,097)
			(27,627)
	Net Assets (100%)		11,641,433

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	14,940,274
Overdistributed Net Investment Income	(15,787)
Accumulated Net Realized Losses	(3,528,666)
Unrealized Appreciation (Depreciation)	245,612
Net Assets	11,641,433

Investor Shares—Net Assets
Applicable to 180,224,198 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,356,942
Net Asset Value Per Share—
Investor Shares	$18.63

Admiral Shares—Net Assets
Applicable to 76,273,594 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,420,821
Net Asset Value Per Share—
Admiral Shares	$18.63

Signal Shares—Net Assets
Applicable to 46,766,527 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	906,531
Net Asset Value Per Share—
Signal Shares	$19.38

Institutional Shares—Net Assets
Applicable to 150,967,175 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,812,275
Net Asset Value Per Share—
Institutional Shares	$18.63

ETF Shares—Net Assets
Applicable to 65,858,042 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,144,864
Net Asset Value Per Share—
ETF Shares	$47.75

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $16,936,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
2 Includes $17,719,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Value Index Fund

Statement of Operations

Year Ended
December 31, 2009
($000)
Investment Income
Income
Dividends	309,129
Interest[1]	22
Security Lending	10,194
Total Income	319,345
Expenses
The Vanguard Group—Note B
Investment Advisory Services	392
Management and Administrative—Investor Shares	6,103
Management and Administrative—Admiral Shares	1,322
Management and Administrative—Signal Shares	700
Management and Administrative—Institutional Shares	923
Management and Administrative—ETF Shares	2,226
Marketing and Distribution—Investor Shares	751
Marketing and Distribution—Admiral Shares	266
Marketing and Distribution—Signal Shares	216
Marketing and Distribution—Institutional Shares	575
Marketing and Distribution—ETF Shares	728
Custodian Fees	256
Auditing Fees	25
Shareholders’ Reports and Proxies—Investor Shares	354
Shareholders’ Reports and Proxies—Admiral Shares	19
Shareholders’ Reports and Proxies—Signal Shares	19
Shareholders’ Reports and Proxies—Institutional Shares	75
Shareholders’ Reports and Proxies—ETF Shares	231
Trustees’ Fees and Expenses	18
Total Expenses	15,199
Net Investment Income	304,146
Realized Net Gain (Loss) on Investment Securities Sold	(1,182,895)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,843,335
Net Increase (Decrease) in Net Assets Resulting from Operations	1,964,586
1 Interest income from an affiliated company of the fund was $22,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Value Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	304,146	337,782
Realized Net Gain (Loss)	(1,182,895)	(675,445)
Change in Unrealized Appreciation (Depreciation)	2,843,335	(4,128,281)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,964,586	(4,465,944)
Distributions
Net Investment Income
Investor Shares	(89,175)	(108,368)
Admiral Shares	(40,743)	(53,908)
Signal Shares	(24,281)	(24,510)
Institutional Shares	(75,494)	(75,111)
ETF Shares	(83,082)	(75,028)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(312,775)	(336,925)
Capital Share Transactions
Investor Shares	222,645	(59,203)
Admiral Shares	(34,694)	(13,571)
Signal Shares	137,348	125,768
Institutional Shares	431,888	405,400
ETF Shares	558,365	899,880
Net Increase (Decrease) from Capital Share Transactions	1,315,552	1,358,274
Total Increase (Decrease)	2,967,363	(3,444,595)
Net Assets
Beginning of Period	8,674,070	12,118,665
End of Period[1]	11,641,433	8,674,070
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($15,787,000) and ($7,158,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Value Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$16.08	$25.94	$26.58	$22.29	$21.35
Investment Operations
Net Investment Income	.498	.660	.687	.586	.559
Net Realized and Unrealized Gain (Loss)
on Investments	2.561	(9.863)	(.644)	4.295	.936
Total from Investment Operations	3.059	(9.203)	.043	4.881	1.495
Distributions
Dividends from Net Investment Income	(.509)	(.657)	(.683)	(.591)	(.555)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.509)	(.657)	(.683)	(.591)	(.555)
Net Asset Value, End of Period	$18.63	$16.08	$25.94	$26.58	$22.29

Total Return[1]	19.58%	-35.97%	0.09%	22.15%	7.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,357	$2,618	$4,310	$4,417	$3,376
Ratio of Total Expenses to
Average Net Assets	0.26%	0.21%	0.20%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	3.09%	3.14%	2.49%	2.48%	2.63%
Portfolio Turnover Rate[2]	31%	27%	20%	20%	21%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Value Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$16.08	$25.94	$26.58	$22.29	$21.35
Investment Operations
Net Investment Income	.517	.681	.710	.611	.581
Net Realized and Unrealized Gain (Loss)
on Investments	2.562	(9.863)	(.640)	4.295	.936
Total from Investment Operations	3.079	(9.182)	.070	4.906	1.517
Distributions
Dividends from Net Investment Income	(.529)	(.678)	(.710)	(.616)	(.577)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.529)	(.678)	(.710)	(.616)	(.577)
Net Asset Value, End of Period	$18.63	$16.08	$25.94	$26.58	$22.29

Total Return	19.72%	-35.90%	0.18%	22.27%	7.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,421	$1,262	$2,069	$2,625	$1,880
Ratio of Total Expenses to
Average Net Assets	0.14%	0.11%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	3.21%	3.24%	2.59%	2.58%	2.72%
Portfolio Turnover Rate[1]	31%	27%	20%	20%	21%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Value Index Fund

Financial Highlights

Signal Shares
			June 4,
	Year Ended		2007[1] to
	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$16.73	$27.00	$30.14
Investment Operations
Net Investment Income	.538	.710	.442
Net Realized and Unrealized Gain (Loss) on Investments	2.663	(10.274)	(3.017)
Total from Investment Operations	3.201	(9.564)	(2.575)
Distributions
Dividends from Net Investment Income	(.551)	(.706)	(.565)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.551)	(.706)	(.565)
Net Asset Value, End of Period	$19.38	$16.73	$27.00

Total Return	19.70%	-35.93%	-8.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$907	$638	$864
Ratio of Total Expenses to Average Net Assets	0.14%	0.11%	0.10%[2]
Ratio of Net Investment Income to Average Net Assets	3.21%	3.24%	2.59%[2]
Portfolio Turnover Rate[3]	31%	27%	20%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Value Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$16.08	$25.94	$26.58	$22.29	$21.35
Investment Operations
Net Investment Income	.527	.690	.722	.618	.588
Net Realized and Unrealized Gain (Loss)
on Investments	2.562	(9.864)	(.644)	4.295	.936
Total from Investment Operations	3.089	(9.174)	.078	4.913	1.524
Distributions
Dividends from Net Investment Income	(.539)	(.686)	(.718)	(.623)	(.584)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.539)	(.686)	(.718)	(.623)	(.584)
Net Asset Value, End of Period	$18.63	$16.08	$25.94	$26.58	$22.29

Total Return	19.79%	-35.88%	0.21%	22.31%	7.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,812	$1,992	$2,660	$2,209	$1,224
Ratio of Total Expenses to
Average Net Assets	0.08%	0.07%	0.07%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	3.27%	3.28%	2.62%	2.61%	2.76%
Portfolio Turnover Rate[1]	31%	27%	20%	20%	21%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$41.21	$66.51	$68.14	$57.14	$54.74
Investment Operations
Net Investment Income	1.324	1.754	1.830	1.565	1.489
Net Realized and Unrealized Gain (Loss)
on Investments	6.573	(25.311)	(1.640)	11.016	2.392
Total from Investment Operations	7.897	(23.557)	.190	12.581	3.881
Distributions
Dividends from Net Investment Income	(1.357)	(1.743)	(1.820)	(1.581)	(1.481)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.357)	(1.743)	(1.820)	(1.581)	(1.481)
Net Asset Value, End of Period	$47.75	$41.21	$66.51	$68.14	$57.14

Total Return	19.72%	-35.91%	0.20%	22.28%	7.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,145	$2,165	$2,215	$1,646	$600
Ratio of Total Expenses to
Average Net Assets	0.14%	0.10%	0.10%	0.11%	0.11%
Ratio of Net Investment Income to
Average Net Assets	3.21%	3.25%	2.59%	2.58%	2.72%
Portfolio Turnover Rate[1]	31%	27%	20%	20%	21%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Value Index Fund

Notes to Financial Statements

Vanguard Value Index Fund is registered under the Investment Company Act of 1940 as an openend investment company, or mutual fund. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Signal Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum amount of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Value Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the fund had contributed capital of $2,308,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.92% of

Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At December 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences are primarily attributed to tax deferral of losses on wash sales and will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2009, the fund realized $287,226,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at December 31, 2009, the fund had $3,170,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $2,951,160,000 to offset future net capital gains of $125,066,000 through December 31, 2010, $503,996,000 through December 31, 2011, $40,920,000 through December 31, 2014, $73,605,000 through December 31, 2015, $574,313,000 through December 31, 2016, and $1,633,260,000 through December 31, 2017. In addition the fund realized losses of $300,775,000 during the period from November 1, 2009, through December 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At December 31, 2009, the cost of investment securities for tax purposes was $11,700,179,000. Net unrealized depreciation of investment securities for tax purposes was $31,119,000, consisting of unrealized gains of $1,330,016,000 on securities that had risen in value since their purchase and $1,361,135,000 in unrealized losses on securities that had fallen in value since their purchase.

Value Index Fund

E. During the year ended December 31, 2009, the fund purchased $5,187,275,000 of investment securities and sold $3,860,035,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:
	Year Ended December 31,
	2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	818,659	54,892	958,875	46,972
Issued in Lieu of Cash Distributions	84,147	5,211	101,818	5,036
Redeemed	(680,161)	(42,723)	(1,119,896)	(55,314)
Net Increase (Decrease)—Investor Shares	222,645	17,380	(59,203)	(3,306)
Admiral Shares
Issued	199,402	12,749	354,896	17,158
Issued in Lieu of Cash Distributions	34,372	2,141	45,976	2,274
Redeemed	(268,468)	(17,098)	(414,443)	(20,714)
Net Increase (Decrease)—Admiral Shares	(34,694)	(2,208)	(13,571)	(1,282)
Signal Shares
Issued	319,685	19,549	354,914	16,824
Issued in Lieu of Cash Distributions	21,844	1,301	22,513	1,082
Redeemed	(204,181)	(12,194)	(251,659)	(11,816)
Net Increase (Decrease)—Signal Shares	137,348	8,656	125,768	6,090
Institutional Shares
Issued	736,050	45,857	742,481	37,106
Issued in Lieu of Cash Distributions	68,821	4,239	66,917	3,359
Redeemed	(372,983)	(23,026)	(403,998)	(19,090)
Net Increase (Decrease)—Institutional Shares	431,888	27,070	405,400	21,375
ETF Shares
Issued	1,503,873	34,815	2,099,670	44,145
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(945,508)	(21,500)	(1,199,790)	(24,900)
Net Increase (Decrease)—ETF Shares	558,365	13,315	899,880	19,245

G. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 10, 2010, for potential recognition or disclosure in these financial statements.

Large-Cap Index Fund

Fund Profile
As of December 31, 2009

Share-Class Characteristics
	Investor	Admiral	Signal	Institutional	ETF
	Shares	Shares	Shares	Shares	Shares
Ticker Symbol	VLACX	VLCAX	VLCSX	VLISX	VV
Expense Ratio1	0.26%	0.15%	0.15%	0.09%	0.13%
30-Day SEC Yield	1.54%	1.69%	1.69%	1.73%	1.69%

Portfolio Characteristics
		MSCI US	DJ
		Prime	U.S. Total
		Market	Market
	Fund	750 Index	Index
Number of Stocks	758	757	4,201
Median Market Cap $35.2B		$35.2B	$30.7B
Price/Earnings Ratio	31.9x	31.9x	35.7x
Price/Book Ratio	2.2x	2.2x	2.1x
Return on Equity	20.4%	20.3%	19.3%
Earnings Growth Rate	8.7%	8.7%	8.1%
Dividend Yield	1.9%	1.9%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	8%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Prime Market	Market
	750 Index	Index
R-Squared	1.00	1.00
Beta	1.00	0.97

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	3.0%
Microsoft Corp.	Systems Software	2.2
Apple Inc.	Computer
	Hardware	1.7
Johnson & Johnson	Pharmaceuticals	1.6
Procter & Gamble Co.	Household
	Products	1.6
International Business	Computer
Machines Corp.	Hardware	1.6
AT&T Inc.	Integrated
	Telecommunication
	Services	1.5
JPMorgan Chase & Co.	Diversified Financial
	Services	1.5
General Electric Co.	Industrial
	Conglomerates	1.5
Chevron Corp.	Integrated Oil &
	Gas	1.4
Top Ten		17.6%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectuses dated April 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the fund’s expense ratios were 0.26% for
Investor Shares, 0.12% for Admiral Shares, 0.12% for Signal Shares, 0.08% for Institutional Shares, and 0.12% for ETF Shares.

Large-Cap Index Fund

Sector Diversification (% of equity exposure)
		MSCI US	DJ
		Prime	U.S. Total
		Market	Market
	Fund 750 Index		Index
Consumer
Discretionary	9.7%	9.7%	10.3%
Consumer Staples	10.6	10.6	9.9
Energy	11.6	11.6	10.6
Financials	14.7	14.7	16.0
Health Care	12.6	12.6	12.6
Industrials	10.3	10.3	10.6
Information
Technology	19.8	19.8	19.3
Materials	3.8	3.8	4.0
Telecommunication
Services	3.1	3.1	2.9
Utilities	3.8	3.8	3.8

Investment Focus

Large-Cap Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 30, 2004, Through December 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended December 31, 2009
					Final Value
		One	Five	Since	of a $10,000
		Year	Years	Inception	Investment
	Large-Cap Index Fund Investor Shares	27.60%	0.90%	2.26%	$11,412
•••••••	Dow Jones U.S. Total Stock Market
	Index	29.35	1.09	2.59	11,632

– – – –	MSCI US Prime Market Average 750 Index	27.80	1.02	2.39	11,498
____	Large-Cap Core Funds	27.46	-0.15	0.89	10,538

Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Performance for the fund’s Investor Shares and comparative standards is calculated since the Investor Shares’ inception.

			Since	Final Value
	One	Five	Inception	of a $100,000
	Year	Years	(2/2/2004)	Investment
Large-Cap Index Fund Admiral
Shares	27.80%	1.00%	2.30%	$114,413
Dow Jones U.S. Total Stock Market
Index	29.35	1.09	2.54	115,988
MSCI US Prime Market 750 Index	27.80	1.02	2.33	114,594

Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

Large-Cap Index Fund

		Since	Final Value
	One	Inception	of a $1,000,000
	Year	(8/30/2007)	Investment
Large-Cap Index Fund Signal Shares	27.81%	-8.16%	$819,656
Dow Jones U.S. Total Stock Market
Index	29.35	-7.98	823,388
MSCI US Prime Market 750 Index	27.80	-8.18	819,132

Performance for the fund’s Signal Shares and comparative standards is calculated since the Signal Shares’ inception.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(6/30/2005)	Investment
Large-Cap Index Fund Institutional
Shares	27.84%	1.15%	$5,265,149
Dow Jones U.S. Total Stock Market
Index	29.35	1.21	5,278,100
MSCI US Prime Market 750 Index	27.80	1.14	5,260,766

Performance for the fund’s Institutional Shares and comparative standards is calculated since the Institutional Shares’ inception.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(1/27/2004)	Investment
Large-Cap Index Fund
ETF Shares Net Asset Value	27.80%	1.03%	2.19%	$11,367
Dow Jones U.S. Total Stock Market Index	29.35	1.09	2.36	11,483
MSCI US Prime Market 750 Index	27.80	1.02	2.19	11,371

Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.
For more information about how the ETF Shares' market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares'
market price was above or below the NAV.

Cumulative Returns of ETF Shares: January 27, 2004, Through December 31, 2009

	One	Five	Since
	Year	Years	Inception
Large-Cap Index Fund
ETF Shares Market Price	27.70%	5.07%	13.69%
Large-Cap Index Fund
ETF Shares Net Asset Value	27.80	5.25	13.67
MSCI US Prime Market 750 Index	27.80	5.18	13.71

Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

Large-Cap Index Fund

Fiscal-Year Total Returns (%): January 30, 2004, Through December 31, 2009

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

Large-Cap Index Fund

Statement of Operations

The Statement of Net Assets—an integral part of the Financial Statements for Vanguard Large-Cap
Index Fund—is included as an insert to this report.

Year Ended
December 31, 2009
($000)
Investment Income
Income
Dividends	79,857
Interest[1]	25
Security Lending	1,512
Total Income	81,394
Expenses
The Vanguard Group—Note B
Investment Advisory Services	179
Management and Administrative—Investor Shares	761
Management and Administrative—Admiral Shares	222
Management and Administrative—Signal Shares	143
Management and Administrative—Institutional Shares	78
Management and Administrative—ETF Shares	1,401
Marketing and Distribution—Investor Shares	116
Marketing and Distribution—Admiral Shares	54
Marketing and Distribution—Signal Shares	39
Marketing and Distribution—Institutional Shares	70
Marketing and Distribution—ETF Shares	649
Custodian Fees	318
Auditing Fees	27
Shareholders’ Reports and Proxies—Investor Shares	58
Shareholders’ Reports and Proxies—Admiral Shares	3
Shareholders’ Reports and Proxies—Signal Shares	2
Shareholders’ Reports and Proxies—Institutional Shares	4
Shareholders’ Reports and Proxies—ETF Shares	170
Trustees’ Fees and Expenses	5
Total Expenses	4,299
Net Investment Income	77,095
Realized Net Gain (Loss)
Investment Securities Sold	(41,738)
Futures Contracts	(10)
Realized Net Gain (Loss)	(41,748)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	840,315
Futures Contracts	(278)
Change in Unrealized Appreciation (Depreciation)	840,037
Net Increase (Decrease) in Net Assets Resulting from Operations	875,384

1 Interest income from an affiliated company of the fund was $20,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Large-Cap Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	77,095	50,039
Realized Net Gain (Loss)	(41,748)	13,891
Change in Unrealized Appreciation (Depreciation)	840,037	(979,263)
Net Increase (Decrease) in Net Assets Resulting from Operations	875,384	(915,333)
Distributions
Net Investment Income
Investor Shares	(8,831)	(6,574)
Admiral Shares	(6,580)	(4,453)
Signal Shares	(4,595)	(1,150)
Institutional Shares	(6,135)	(3,662)
ETF Shares	(53,549)	(33,171)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(79,690)	(49,010)
Capital Share Transactions
Investor Shares	(17,470)	180,832
Admiral Shares	11,594	128,891
Signal Shares	96,504	82,023
Institutional Shares	37,805	167,696
ETF Shares	(3,836)	1,431,967
Net Increase (Decrease) from Capital Share Transactions	124,597	1,991,409
Total Increase (Decrease)	920,291	1,027,066
Net Assets
Beginning of Period	2,897,003	1,869,937
End of Period[1]	3,817,294	2,897,003

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,986,000) and $609,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Large-Cap Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$16.41	$26.59	$25.42	$22.38	$21.41
Investment Operations
Net Investment Income	.387	.416	.426	.393	.328
Net Realized and Unrealized Gain (Loss)
on Investments	4.075	(10.191)	1.171	3.044	.970
Total from Investment Operations	4.462	(9.775)	1.597	3.437	1.298
Distributions
Dividends from Net Investment Income	(.402)	(.405)	(.427)	(.397)	(.328)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.402)	(.405)	(.427)	(.397)	(.328)
Net Asset Value, End of Period	$20.47	$16.41	$26.59	$25.42	$22.38

Total Return[1]	27.60%	-37.08%	6.29%	15.49%	6.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$448	$376	$346	$211	$94
Ratio of Total Expenses to
Average Net Assets	0.26%	0.21%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.24%	2.12%	1.69%	1.74%	1.72%
Portfolio Turnover Rate[2]	8%	9%	8%	9%	9%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Large-Cap Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$20.51	$33.25	$31.78	$27.98	$26.77
Investment Operations
Net Investment Income	.516	.547	.570	.514	.431
Net Realized and Unrealized Gain (Loss)
on Investments	5.097	(12.750)	1.470	3.806	1.209
Total from Investment Operations	5.613	(12.203)	2.040	4.320	1.640
Distributions
Dividends from Net Investment Income	(.533)	(.537)	(.570)	(.520)	(.430)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.533)	(.537)	(.570)	(.520)	(.430)
Net Asset Value, End of Period	$25.59	$20.51	$33.25	$31.78	$27.98

Total Return	27.80%	-37.05%	6.43%	15.58%	6.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$328	$254	$220	$164	$71
Ratio of Total Expenses to
Average Net Assets	0.12%	0.10%	0.08%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.38%	2.23%	1.81%	1.82%	1.80%
Portfolio Turnover Rate[1]	8%	9%	8%	9%	9%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Large-Cap Index Fund

Financial Highlights

Signal Shares
			Aug. 30,
	Year Ended		2007[1] to
	December 31,		Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$17.89	$29.00	$28.74
Investment Operations
Net Investment Income	.451	.481	.173
Net Realized and Unrealized Gain (Loss) on Investments	4.446	(11.121)	.361
Total from Investment Operations	4.897	(10.640)	.534
Distributions
Dividends from Net Investment Income	(.467)	(.470)	(.274)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.467)	(.470)	(.274)
Net Asset Value, End of Period	$22.32	$17.89	$29.00

Total Return	27.81%	-37.03%	1.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$247	$102	$39
Ratio of Total Expenses to Average Net Assets	0.12%	0.10%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	2.38%	2.23%	1.81%[2]
Portfolio Turnover Rate[3]	8%	9%	8%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Large-Cap Index Fund

Financial Highlights

Institutional Shares
					June 30,
					2005[1] to
	Year Ended December 31,
For a Share Outstanding					Dec. 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$84.43	$136.82	$130.78	$115.14	$109.32
Investment Operations
Net Investment Income	2.160	2.283	2.344	2.151	.989
Net Realized and Unrealized Gain (Loss)
on Investments	20.973	(52.440)	6.047	15.660	5.863
Total from Investment Operations	23.133	(50.157)	8.391	17.811	6.852
Distributions
Dividends from Net Investment Income	(2.233)	(2.233)	(2.351)	(2.171)	(1.032)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.233)	(2.233)	(2.351)	(2.171)	(1.032)
Net Asset Value, End of Period	$105.33	$84.43	$136.82	$130.78	$115.14

Total Return	27.84%	-37.01%	6.42%	15.61%	6.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$306	$207	$103	$79	$83
Ratio of Total Expenses to
Average Net Assets	0.08%	0.07%	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to
Average Net Assets	2.42%	2.26%	1.81%	1.86%	1.83%[2]
Portfolio Turnover Rate[3]	8%	9%	8%	9%	9%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Large-Cap Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$40.61	$65.83	$62.92	$55.40	$52.99
Investment Operations
Net Investment Income	1.022	1.098	1.136	1.044	.873
Net Realized and Unrealized Gain (Loss)
on Investments	10.095	(25.243)	2.912	7.529	2.410
Total from Investment Operations	11.117	(24.145)	4.048	8.573	3.283
Distributions
Dividends from Net Investment Income	(1.057)	(1.075)	(1.138)	(1.053)	(.873)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.057)	(1.075)	(1.138)	(1.053)	(.873)
Net Asset Value, End of Period	$50.67	$40.61	$65.83	$62.92	$55.40

Total Return	27.80%	-37.02%	6.44%	15.61%	6.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,489	$1,957	$1,162	$587	$178
Ratio of Total Expenses to
Average Net Assets	0.12%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.38%	2.26%	1.82%	1.87%	1.84%
Portfolio Turnover Rate[1]	8%	9%	8%	9%	9%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Large-Cap Index Fund

Notes to Financial Statements

Vanguard Large-Cap Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Signal Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum amount of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Large-Cap Index Fund

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the fund had contributed capital of $752,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.30% of

Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,809,005	—	—
Temporary Cash Investments	10,899	1,999	—
Futures Contracts—Liabilities[1]	(71)	—	—
Total	3,819,833	1,999	—

1 Represents variation margin on the last day of the reporting period.

Large-Cap Index Fund

D. At December 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
S&P 500 Index	March 2010	25	6,942	41

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2009, the fund realized $89,220,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at December 31, 2009, the fund had $948,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $167,439,000 to offset future net capital gains of $11,000 through December 31, 2013, $463,000 through December 31, 2014, $1,570,000 through December 31, 2015, $48,005,000 through December 31, 2016, and $117,390,000 through December 31, 2017. In addition, the fund realized losses of $9,237,000 during the period from November 1, 2009, through December 31, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At December 31, 2009, the cost of investment securities for tax purposes was $3,880,318,000. Net unrealized depreciation of investment securities for tax purposes was $58,415,000, consisting of unrealized gains of $317,130,000 on securities that had risen in value since their purchase and $375,545,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2009, the fund purchased $743,931,000 of investment securities and sold $618,377,000 of investment securities, other than temporary cash investments.

Large-Cap Index Fund

G. Capital share transactions for each class of shares were:

	Year Ended December 31,
	2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	212,151	12,664	319,575	16,587
Issued in Lieu of Cash Distributions	7,884	446	5,905	289
Redeemed	(237,505)	(14,175)	(144,648)	(6,943)
Net Increase (Decrease)—Investor Shares	(17,470)	(1,065)	180,832	9,933
Admiral Shares
Issued	132,003	6,333	243,749	10,451
Issued in Lieu of Cash Distributions	5,459	246	3,746	146
Redeemed	(125,868)	(6,164)	(118,604)	(4,819)
Net Increase (Decrease)—Admiral Shares	11,594	415	128,891	5,778
Signal Shares
Issued	166,455	8,851	92,524	4,858
Issued in Lieu of Cash Distributions	3,330	169	960	47
Redeemed	(73,281)	(3,666)	(11,461)	(568)
Net Increase (Decrease)—Signal Shares	96,504	5,354	82,023	4,337
Institutional Shares
Issued	87,330	999	237,128	2,272
Issued in Lieu of Cash Distributions	5,678	62	3,618	35
Redeemed	(55,203)	(610)	(73,050)	(606)
Net Increase (Decrease)—Institutional Shares	37,805	451	167,696	1,701
ETF Shares
Issued	345,480	8,726	1,905,328	42,648
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(349,316)	(7,800)	(473,361)	(12,100)
Net Increase (Decrease)—ETF Shares	(3,836)	926	1,431,967	30,548

H. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 10, 2010, for potential recognition or disclosure in these financial statements.

Total Stock Market Index Fund

Fund Profile
As of December 31, 2009

Share-Class Characteristics
	Investor	Admiral	Signal	Institutional	ETF
	Shares	Shares	Shares	Shares	Shares
Ticker Symbol	VTSMX	VTSAX	VTSSX	VITSX	VTI
Expense Ratio1	0.18%	0.09%	0.09%	0.06%	0.09%
30-Day SEC Yield	1.61%	1.73%	1.73%	1.72%	1.73%

Portfolio Characteristics
		MSCI US
		Broad Market
	Fund	Index
Number of Stocks	3,410	3,560
Median Market Cap	$30.0B	$30.0B
Price/Earnings Ratio	35.3x	35.4x
Price/Book Ratio	2.1x	2.1x
Return on Equity	19.4%	19.3%
Earnings Growth Rate	8.4%	8.4%
Dividend Yield	1.8%	1.8%
Foreign Holdings	0.0%	0.0%
Turnover Rate	5%	—
Short-Term Reserves	0.0%	—

Volatility Measures
MSCI US
Broad Market
Index
R-Squared	1.00
Beta	1.00

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil &
	Gas	2.7%
Microsoft Corp.	Systems Software	2.0
Apple Inc.	Computer
	Hardware	1.5
Johnson & Johnson	Pharmaceuticals	1.4
Procter & Gamble Co.	Household
	Products	1.4
International Business	Computer
Machines Corp.	Hardware	1.4
AT&T Inc.	Integrated
	Telecommunication
	Services	1.3
JPMorgan Chase & Co.	Diversified Financial
	Services	1.3
General Electric Co.	Industrial
	Conglomerates	1.3
Chevron Corp.	Integrated Oil &
	Gas	1.3
Top Ten		15.6%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectuses dated April 29, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended December 31, 2009, the fund’s expense ratios were 0.18% for Investor Shares, 0.07% for Admiral Shares, 0.07% for Signal Shares, 0.06% for Institutional Shares, and 0.07% for ETF Shares.

Total Stock Market Index Fund

Sector Diversification (% of equity exposure)
		MSCI US
		Broad Market
	Fund	Index
Consumer Discretionary	10.2%	10.2%
Consumer Staples	9.8	9.8
Energy	11.0	11.0
Financials	15.3	15.3
Health Care	12.6	12.6
Industrials	11.0	10.9
Information Technology	19.5	19.6
Materials	3.9	3.9
Telecommunication
Services	2.9	2.9
Utilities	3.8	3.8

Investment Focus

Total Stock Market Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 1999, Through December 31, 2009
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2009
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Total Stock Market Index Fund
Investor Shares	28.70%	0.91%	-0.27%	$9,733

– – – – Spliced Total Stock Market Index	28.76	0.99	-0.22	9,780
_____ Multi-Cap Core Funds Average	30.88	0.49	-0.17	9,835

Spliced Total Stock Market Index: Dow Jones Wilshire 5000 Index through April 22, 2005; MSCI US Broad Market Index thereafter.
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

			Since	Final Value
	One	Five	Inception	of a $100,000
	Year	Years	(11/13/2000)	Investment
Total Stock Market Index Fund
Admiral Shares	28.83%	1.00%	0.72%	$106,784
Spliced Total Stock Market Index	28.76	0.99	0.73	106,913

Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.
See Financial Highlights for dividend and capital gains information.

Total Stock Market Index Fund

		Since	Final Value
	One	Inception	of a $1,000,000
	Year	(9/1/2006)	Investment
Total Stock Market Index Fund
Signal Shares	28.85%	-2.04%	$933,662
MSCI US Broad Market Index	28.76	-2.06	932,900

Performance for the fund’s Signal Shares and comparative standards is calculated since the Signal Shares’ inception.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Total Stock Market Index Fund
Institutional Shares	28.83%	1.04%	-0.15%	$4,923,526
Spliced Total Stock Market Index	28.76	0.99	-0.22	4,889,989

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(5/24/2001)	Investment
Total Stock Market Index Fund
ETF Shares Net Asset Value	28.82%	1.01%	1.21%	$11,095
Spliced Total Stock Market Index	28.76	0.99	1.24	11,114

Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.
For more information about how the ETF Shares' market prices have compared with their net asset value, visit www.vanguard.com, select your ETF, and then select the Performance tab. The Premium/Discount table there shows the percentages of days on which the ETF Shares'
market price was above or below the NAV.

Cumulative Returns of ETF Shares: May 24, 2001, Through December 31, 2009

	One	Five	Since
	Year	Years	Inception
Total Stock Market Index Fund
ETF Shares Market Price	28.73%	5.26%	10.99%
Total Stock Market Index Fund
ETF Shares Net Asset Value	28.82	5.17	10.95
Spliced Total Stock Market Index	28.76	5.07	11.14

Performance for the fund’s ETF Shares and comparative standards is calculated since the ETF Shares’ inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

Total Stock Market Index Fund

Fiscal-Year Total Returns (%): December 31, 1999, Through December 31, 2009

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

Total Stock Market Index Fund

Statement of Operations

The Statement of Net Assets—Investments Summary—an integral part of the Financial Statements for
Vanguard Total Stock Market Index Fund—is included as an insert to this report.

Year Ended
December 31, 2009
($000)
Investment Income
Income
Dividends	2,213,612
Interest[1]	2,515
Security Lending	74,566
Total Income	2,290,693
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,101
Management and Administrative—Investor Shares	66,997
Management and Administrative—Admiral Shares	9,456
Management and Administrative—Signal Shares	1,371
Management and Administrative—Institutional Shares	3,276
Management and Administrative—ETF Shares	3,118
Marketing and Distribution—Investor Shares	12,059
Marketing and Distribution—Admiral Shares	4,158
Marketing and Distribution—Signal Shares	1,139
Marketing and Distribution—Institutional Shares	3,416
Marketing and Distribution—ETF Shares	2,930
Custodian Fees	1,286
Auditing Fees	30
Shareholders’ Reports and Proxies—Investor Shares	1,579
Shareholders’ Reports and Proxies—Admiral Shares	218
Shareholders’ Reports and Proxies—Signal Shares	30
Shareholders’ Reports and Proxies—Institutional Shares	86
Shareholders’ Reports and Proxies—ETF Shares	690
Trustees’ Fees and Expenses	178
Total Expenses	115,118
Net Investment Income	2,175,575
Realized Net Gain (Loss)
Investment Securities Sold	2,200,904
Futures Contracts	107,822
Realized Net Gain (Loss)	2,308,726
Change in Unrealized Appreciation (Depreciation)
Investment Securities	21,898,023
Futures Contracts	(17,901)
Change in Unrealized Appreciation (Depreciation)	21,880,122
Net Increase (Decrease) in Net Assets Resulting from Operations	26,364,423

1 Interest income from an affiliated company of the fund was $2,122,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Stock Market Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,175,575	2,044,784
Realized Net Gain (Loss)	2,308,726	(1,937,103)
Change in Unrealized Appreciation (Depreciation)	21,880,122	(43,532,330)
Net Increase (Decrease) in Net Assets Resulting from Operations	26,364,423	(43,424,649)
Distributions
Net Investment Income
Investor Shares	(1,040,191)	(958,719)
Admiral Shares	(513,860)	(512,715)
Signal Shares	(92,000)	(86,202)
Institutional Shares	(294,741)	(271,636)
ETF Shares	(249,604)	(208,428)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(2,190,396)	(2,037,700)
Capital Share Transactions
Investor Shares	6,625,263	11,074,199
Admiral Shares	3,502,702	2,389,384
Signal Shares	76,072	886,845
Institutional Shares	2,143,723	3,369,728
ETF Shares	1,572,390	3,276,950
Net Increase (Decrease) from Capital Share Transactions	13,920,150	20,997,106
Total Increase (Decrease)	38,094,177	(24,465,243)
Net Asset
Beginning of Period	81,919,172	106,384,415
End of Period[1]	120,013,349	81,919,172

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($79,430,000) and ($64,609,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Total Stock Market Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$21.80	$35.36	$34.09	$30.00	$28.77
Investment Operations
Net Investment Income	.514	.592	.604	.523	.466
Net Realized and Unrealized Gain (Loss)
on Investments	5.651	(13.566)	1.268	4.091	1.237
Total from Investment Operations	6.165	(12.974)	1.872	4.614	1.703
Distributions
Dividends from Net Investment Income	(.515)	(.586)	(.602)	(.524)	(.473)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.515)	(.586)	(.602)	(.524)	(.473)
Net Asset Value, End of Period	$27.45	$21.80	$35.36	$34.09	$30.00

Total Return[1]	28.70%	-37.04%	5.49%	15.51%	5.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$58,004	$39,440	$50,183	$39,095	$29,785
Ratio of Total Expenses to
Average Net Assets	0.18%	0.16%	0.15%	0.19%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.22%	2.04%	1.71%	1.66%	1.62%
Portfolio Turnover Rate[2]	5%	5%	4%	4%	12%[3]

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
3 Includes activity related to a change in the fund’s target index.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Stock Market Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$21.80	$35.36	$34.09	$30.00	$28.77
Investment Operations
Net Investment Income	.539	.615	.631	.555	.495
Net Realized and Unrealized Gain (Loss)
on Investments	5.650	(13.566)	1.268	4.091	1.237
Total from Investment Operations	6.189	(12.951)	1.899	4.646	1.732
Distributions
Dividends from Net Investment Income	(.539)	(.609)	(.629)	(.556)	(.502)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.539)	(.609)	(.629)	(.556)	(.502)
Net Asset Value, End of Period	$27.45	$21.80	$35.36	$34.09	$30.00

Total Return	28.83%	-36.99%	5.57%	15.63%	6.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27,762	$18,781	$27,895	$26,853	$20,347
Ratio of Total Expenses to
Average Net Assets	0.07%	0.08%	0.07%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	2.33%	2.12%	1.79%	1.76%	1.72%
Portfolio Turnover Rate[1]	5%	5%	4%	4%	12%[2]

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
2 Includes activity related to a change in the fund’s target index.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Stock Market Index Fund

Financial Highlights

Signal Shares
				Sept. 1,
				2006[1] to
	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$21.04	$34.13	$32.91	$30.47
Investment Operations
Net Investment Income	.520	.595	.607	.181
Net Realized and Unrealized Gain (Loss) on Investments	5.459	(13.096)	1.220	2.536
Total from Investment Operations	5.979	(12.501)	1.827	2.717
Distributions
Dividends from Net Investment Income	(.519)	(.589)	(.607)	(.277)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.519)	(.589)	(.607)	(.277)
Net Asset Value, End of Period	$26.50	$21.04	$34.13	$32.91

Total Return	28.85%	-36.99%	5.55%	8.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,757	$3,717	$4,655	$381
Ratio of Total Expenses to Average Net Assets	0.07%	0.08%	0.07%	0.09%[2]
Ratio of Net Investment Income to Average Net Assets	2.33%	2.12%	1.79%	1.76%[2]
Portfolio Turnover Rate[3]	5%	5%	4%	4%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Stock Market Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$21.81	$35.36	$34.10	$30.00	$28.77
Investment Operations
Net Investment Income	.541	.624	.638	.573	.504
Net Realized and Unrealized Gain (Loss)
on Investments	5.650	(13.557)	1.260	4.091	1.237
Total from Investment Operations	6.191	(12.933)	1.898	4.664	1.741
Distributions
Dividends from Net Investment Income	(.541)	(.617)	(.638)	(.564)	(.511)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.541)	(.617)	(.638)	(.564)	(.511)
Net Asset Value, End of Period	$27.46	$21.81	$35.36	$34.10	$30.00

Total Return	28.83%	-36.94%	5.56%	15.69%	6.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,047	$10,782	$13,396	$12,262	$9,676
Ratio of Total Expenses to
Average Net Assets	0.06%	0.05%	0.05%	0.06%	0.06%
Ratio of Net Investment Income to
Average Net Assets	2.34%	2.15%	1.81%	1.79%	1.75%
Portfolio Turnover Rate[1]	5%	5%	4%	4%	12%[2]

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
2 Includes activity related to a change in the fund’s target index.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Stock Market Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2009	2008[1]	2007[1]	2006[1]	2005[1]
Net Asset Value, Beginning of Period	$44.78	$72.64	$70.04	$61.63	$59.11
Investment Operations
Net Investment Income	1.106	1.270	1.298	1.152	1.027
Net Realized and Unrealized Gain (Loss)
on Investments	11.611	(27.874)	2.600	8.409	2.535
Total from Investment Operations	12.717	(26.604)	3.898	9.561	3.562
Distributions
Dividends from Net Investment Income	(1.107)	(1.256)	(1.298)	(1.151)	(1.042)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.107)	(1.256)	(1.298)	(1.151)	(1.042)
Net Asset Value, End of Period	$56.39	$44.78	$72.64	$70.04	$61.63

Total Return	28.82%	-36.97%	5.56%	15.66%	6.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,443	$9,199	$10,255	$6,885	$5,612
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.33%	2.13%	1.79%	1.78%	1.74%
Portfolio Turnover Rate[2]	5%	5%	4%	4%	12%[3]

1 Adjusted to reflect a 2-for-1 share split as of the close of business on June 13, 2008.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
3 Includes activity related to a change in the fund’s target index.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Stock Market Index Fund

Notes to Financial Statements

Vanguard Total Stock Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers five classes of shares: Investor

Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

Signal Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum amount of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Total Stock Market Index Fund

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under method approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2009, the fund had contributed capital of $23,356,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 9.34% of

Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of December 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	119,811,375	74	105
Convertible Preferred Stocks	617	—	—
Temporary Cash Investments	666,333	20,989	—
Futures Contracts—Assets[1]	245	—	—
Futures Contracts—Liabilities[1]	(2,956)	—	—
Total	120,475,614	21,063	105
1 Represents variation margin on the last day of the reporting period.

Total Stock Market Index Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended December 31, 2009:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of December 31, 2008	—
Transfers into Level 3	105
Balance as of December 31, 2009	105

D. At December 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
E-mini S&P 500 Index	March 2010	1,830	101,629	(648)
E-mini Russell 2000 Index	March 2010	820	51,160	1,462
S&P 500 Index	March 2010	161	44,706	544
S&P MidCap 400 Index	March 2010	92	33,345	628

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2009, the fund realized $512,933,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

In December 2007, the fund issued 17,301,549 capital shares for a value of $583,408,000 in connection with a nontaxable in-kind transfer of investment securities from a common trust fund.

The securities received in the transfer had net unrealized appreciation, creating a difference between the cost of investments for financial statement and tax purpose that reverses when the securities are sold; $129,420,000 of this difference remained at December 31, 2008. Through December 31, 2009, the fund realized tax-based gains on the sale of these securities that were $69,672,000 greater than

Total Stock Market Index Fund

realized gains for financial statement purposes; accordingly, such gains have been reclassified from paid-in-capital to accumulated net realized losses. The remaining difference of $59,748,000 between the securities’ cost for financial statement and tax purposes is reflected in unrealized appreciation.

For tax purposes, at December 31, 2009, the fund had $26,481,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $2,683,915,000 to offset future net capital gains of $400,913,000 through December 31, 2013, $19,516,000 through December 31, 2015, and $2,263,486,000 through December 31, 2016.

At December 31, 2009, the cost of investment securities for tax purposes was $121,806,790,000. Net unrealized depreciation of investment securities for tax purposes was $1,307,297,000, consisting of unrealized gains of $15,924,291,000 on securities that had risen in value since their purchase and $17,231,588,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2009, the fund purchased $20,595,382,000 of investment securities and sold $6,053,334,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:
	Year Ended December 31,
	2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	13,704,175	613,438	18,977,196	674,286
Issued in Lieu of Cash Distributions	1,027,960	43,501	946,239	34,441
Redeemed	(8,106,872)	(352,832)	(8,849,236)	(319,034)
Net Increase (Decrease)—Investor Shares	6,625,263	304,107	11,074,199	389,693
Admiral Shares
Issued	6,218,375	270,647	6,249,442	220,660
Issued in Lieu of Cash Distributions	443,938	18,729	448,085	16,133
Redeemed	(3,159,611)	(139,499)	(4,308,143)	(164,335)
Net Increase (Decrease)—Admiral Shares	3,502,702	149,877	2,389,384	72,458
Signal Shares
Issued	1,437,692	66,128	2,028,953	83,738
Issued in Lieu of Cash Distributions	84,769	3,719	78,091	2,944
Redeemed	(1,446,389)	(66,963)	(1,220,199)	(46,428)
Net Increase (Decrease)—Signal Shares	76,072	2,884	886,845	40,254
Institutional Shares
Issued	4,339,078	187,044	5,833,727	205,199
Issued in Lieu of Cash Distributions	262,034	11,047	228,684	8,376
Redeemed	(2,457,389)	(108,092)	(2,692,683)	(97,957)
Net Increase (Decrease)—Institutional Shares	2,143,723	89,999	3,369,728	115,618

Total Stock Market Index Fund

	Year Ended December 31,
	2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	2,229,514	47,357	5,060,470	94,537[1]
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(657,124)	(14,400)	(1,783,520)	(30,300)[1]
Net Increase (Decrease)—ETF Shares	1,572,390	32,957	3,276,950	64,237[1]

1 Shares adjusted to reflect a 2-for-1 split as of close of business on June 13, 2008.

H. In preparing the financial statements as of December 31, 2009, management considered the impact of subsequent events occurring through February 10, 2010, for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Index Funds and the Shareholders of Vanguard Growth Index Fund, Vanguard Value Index Fund, Vanguard Large-Cap Index Fund and Vanguard Total Stock Market Index Fund:

In our opinion, the accompanying statements of net assets appearing herein, the statement of net assets and the statement of net assets—investments summary appearing in the inserts to this annual report and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth Index Fund, Vanguard Value Index Fund, Vanguard Large-Cap Index Fund and Vanguard Total Stock Market Index Fund (constituting separate portfolios of Vanguard Index Funds, hereafter referred to as the “Funds”) at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 10, 2010

Special 2009 tax information (unaudited) for Vanguard U.S. Stock Index Funds
(Large-Capitalization Portfolios)

This information for the fiscal year ended December 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Index Fund	($000)
Growth	172,972
Value	312,775
Large-Cap	79,690
Total Stock Market	2,190,396

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Index Fund	Percentage
Growth	100.0%
Value	95.9
Large-Cap	97.1
Total Stock Market	96.7

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income . (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Stock Index Funds Large-Capitalization Portfolios
Periods Ended December 31, 2009

	One	Five	Ten
	Year	Years	Years
Growth Index Fund Investor Shares
Returns Before Taxes	36.29%	1.63%	-2.75%
Returns After Taxes on Distributions	36.04	1.48	-2.93
Returns After Taxes on Distributions and Sale of Fund Shares	23.84	1.38	-2.35

	One	Five	Ten
	Year	Years	Years
Value Index Fund Investor Shares
Returns Before Taxes	19.58%	0.05%	1.23%
Returns After Taxes on Distributions	19.01	-0.37	0.50
Returns After Taxes on Distributions and Sale of Fund Shares	13.31	0.07	0.80

			Since
	One	Five	Inception
	Year	Years	(1/30/2004)
Large-Cap Index Fund Investor Shares
Returns Before Taxes	27.60%	0.90%	2.26%
Returns After Taxes on Distributions	27.17	0.63	1.98
Returns After Taxes on Distributions and Sale of Fund Shares	18.39	0.77	1.92

Total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

Average Annual Total Returns: U.S. Stock Index Funds Large-Capitalization Portfolios

Periods Ended December 31, 2009

	One	Five	Ten
	Year	Years	Years
Total Stock Market Index Fund Investor Shares
Returns Before Taxes	28.70%	0.91%	-0.27%
Returns After Taxes on Distributions	28.28	0.63	-0.61
Returns After Taxes on Distributions and Sale of Fund Shares	19.09	0.78	-0.33

Total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	6/30/2009	12/31/2009	Period
Based on Actual Fund Return
Growth Index Fund
Investor Shares	$1,000.00	$1,231.31	$1.57
Admiral Shares	1,000.00	1,232.24	0.73
Signal Shares	1,000.00	1,232.33	0.73
Institutional Shares	1,000.00	1,232.57	0.39
ETF Shares	1,000.00	1,232.43	0.73
Value Index Fund
Investor Shares	$1,000.00	$1,225.61	$1.46
Admiral Shares	1,000.00	1,226.40	0.73
Signal Shares	1,000.00	1,226.51	0.73
Institutional Shares	1,000.00	1,226.80	0.39
ETF Shares	1,000.00	1,226.27	0.73
Large-Cap Index Fund
Investor Shares	$1,000.00	$1,228.32	$1.46
Admiral Shares	1,000.00	1,228.95	0.56
Signal Shares	1,000.00	1,228.79	0.56
Institutional Shares	1,000.00	1,229.32	0.39
ETF Shares	1,000.00	1,228.91	0.62
Total Stock Market Index Fund
Investor Shares	$1,000.00	$1,232.74	$1.01
Admiral Shares	1,000.00	1,233.42	0.28
Signal Shares	1,000.00	1,233.51	0.28
Institutional Shares	1,000.00	1,233.28	0.34
ETF Shares	1,000.00	1,233.22	0.28

Six Months Ended December 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	6/30/2009	12/31/2009	Period
Based on Hypothetical 5% Yearly Return
Growth Index Fund
Investor Shares	$1,000.00	$1,023.79	$1.43
Admiral Shares	1,000.00	1,024.55	0.66
Signal Shares	1,000.00	1,024.55	0.66
Institutional Shares	1,000.00	1,024.85	0.36
ETF Shares	1,000.00	1,024.55	0.66
Value Index Fund
Investor Shares	$1,000.00	$1,023.89	$1.33
Admiral Shares	1,000.00	1,024.55	0.66
Signal Shares	1,000.00	1,024.55	0.66
Institutional Shares	1,000.00	1,024.85	0.36
ETF Shares	1,000.00	1,024.55	0.66
Large-Cap Index Fund
Investor Shares	$1,000.00	$1,023.89	$1.33
Admiral Shares	1,000.00	1,024.70	0.51
Signal Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.85	0.36
ETF Shares	1,000.00	1,024.65	0.56
Total Stock Market Index Fund
Investor Shares	$1,000.00	$1,024.30	$0.92
Admiral Shares	1,000.00	1,024.95	0.26
Signal Shares	1,000.00	1,024.95	0.26
Institutional Shares	1,000.00	1,024.90	0.31
ETF Shares	1,000.00	1,024.95	0.26

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Growth Index Fund, 0.28% for Investor Shares, 0.13% for Admiral Shares, 0.13% for Signal Shares, 0.07% for Institutional
Shares, and 0.13% for ETF Shares; for the Value Index Fund, 0.26% for Investor Shares, 0.13% for Admiral Shares, 0.13% for Signal Shares,
0.07% for Institutional Shares, and 0.13% for ETF Shares; for the Large-Cap Index Fund, 0.26% for Investor Shares, 0.10% for Admiral Shares,
0.10% for Signal Shares, 0.07% for Institutional Shares, and 0.11% for ETF Shares; and for the Total Stock Market Index Fund, 0.18% for
Investor Shares, 0.05% for Admiral Shares, 0.05% for Signal Shares, 0.06% for Institutional Shares, and 0.05% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 163 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years: Chairman
Born 1957. Trustee Since July 2009. Chairman of the	and Chief Executive Officer (retired 2009) and President
Board. Principal Occupation(s) During the Past Five	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Years: Chairman of the Board of The Vanguard Group,	Member of American Chemistry Council; Director of
Inc., and of each of the investment companies served	Tyco International, Ltd. (diversified manufacturing and
by The Vanguard Group, since January 2010; Director of	services) and Hewlett-Packard Co. (electronic computer
The Vanguard Group since 2008; Chief Executive Officer	manufacturing); Trustee of The Conference Board.
and President of The Vanguard Group and of each of the
investment companies served by The Vanguard Group	Amy Gutmann
since 2008; Director of Vanguard Marketing Corporation;	Born 1949. Trustee Since June 2006. Principal
Managing Director of The Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Emerson U. Fullwood	Graduate School of Education of the University of
Born 1948. Trustee Since January 2008. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Executive	New York, Schuylkill River Development Corporation,
Chief Staff and Marketing Officer for North America	and Greater Philadelphia Chamber of Commerce;
and Corporate Vice President (retired 2008) of Xerox	Trustee of the National Constitution Center.
Corporation (photocopiers and printers); Director of
SPX Corporation (multi-industry manufacturing), the
United Way of Rochester, the Boy Scouts of America,
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse	Kathryn J. Hyatt
University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer	Heidi Stam
services), Sauer-Danfoss Inc. (machinery), the Lumina	Born 1956. Secretary Since July 2005. Principal
Foundation for Education, and the Columbus Community	Occupation(s) During the Past Five Years: Managing
Education Coalition; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of	Chairman Emeritus and Senior Advisor
the Federal Reserve Bank of Cleveland; Trustee of
University Hospitals of Cleveland, The Cleveland	John J. Brennan
Museum of Art, and Case Western Reserve University.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Founder
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	John C. Bogle
President of Corning Technologies (2001–2005); Director	Chairman and Chief Executive Officer, 1974–1996
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

The funds or securities referred to herein are not
sponsored, endorsed, or promoted by MSCI, and MSCI
bears no liability with respect to any such funds or
securities. For any such funds or securities, the
prospectus or the Statement of Additional Information
contains a more detailed description of the limited
relationship MSCI has with The Vanguard Group and
This material may be used in conjunction	any related funds.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q850 022010

Vanguard® U.S. Stock Index Funds
Total Stock Market Index Fund

Statement of Net Assets—Investments Summary
As of December 31, 2009

This Statement should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to Financial Statements, and Report of Independent Registered Public Accounting Firm, all of which appear in the accompanying report.

This Statement summarizes the fund’s holdings by asset type (common stocks, bonds, etc.) and by industry sector. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commisssion’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
McDonald's Corp.	10,688,113	667,366	0.5%
Walt Disney Co.	17,515,931	564,889	0.5%
Home Depot Inc.	16,682,264	482,618	0.4%
* Amazon.com Inc.	3,383,170	455,104	0.4%
Comcast Corp. Class A	24,205,542	408,105	0.3%
Consumer Discretionary—Other †		9,688,752	8.1%
		12,266,834	10.2%
Consumer Staples
Procter & Gamble Co.	28,587,234	1,733,244	1.4%
Wal-Mart Stores Inc.	22,896,854	1,223,837	1.0%
Coca-Cola Co.	20,426,251	1,164,296	1.0%
PepsiCo Inc.	15,258,225	927,700	0.8%
Philip Morris International Inc.	18,945,106	912,965	0.8%
CVS Caremark Corp.	14,134,327	455,267	0.4%
Colgate-Palmolive Co.	4,881,426	401,009	0.3%
Altria Group Inc.	20,285,927	398,213	0.3%
Kraft Foods Inc.	14,445,019	392,616	0.3%
Consumer Staples—Other †		4,183,802	3.5%
		11,792,949	9.8%
Energy
Exxon Mobil Corp.	47,065,421	3,209,391	2.7%
Chevron Corp.	19,640,954	1,512,157	1.3%
Schlumberger Ltd.	11,730,954	763,568	0.6%
ConocoPhillips	13,796,735	704,599	0.6%
Occidental Petroleum Corp.	7,940,419	645,953	0.5%
Energy—Other †		6,331,325	5.3%
		13,166,993	11.0%

1

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Financials
JPMorgan Chase & Co.	38,513,625	1,604,863	1.3%
Wells Fargo & Co.	47,568,767	1,283,881	1.1%
Bank of America Corp.	84,729,207	1,276,022	1.1%
Goldman Sachs Group Inc.	4,756,446	803,078	0.7%
Citigroup Inc.	207,601,896	687,162	0.6%
American Express Co.	10,481,840	424,724	0.4%
US Bancorp	18,724,920	421,498	0.3%
Financials—Other †		11,784,884	9.8%
		18,286,112	15.3%
Health Care
Johnson & Johnson	26,989,002	1,738,362	1.4%
Pfizer Inc.	78,976,267	1,436,578	1.2%
Merck & Co. Inc.	29,914,021	1,093,058	0.9%
Abbott Laboratories	15,139,903	817,403	0.7%
* Amgen Inc.	9,945,120	562,595	0.5%
Medtronic Inc.	10,868,701	478,005	0.4%
Bristol-Myers Squibb Co.	16,768,944	423,416	0.4%
Health Care—Other †		8,559,565	7.1%
		15,108,982	12.6%
Industrials
General Electric Co.	104,073,701	1,574,635	1.3%
United Technologies Corp.	8,757,475	607,856	0.5%
3M Co.	6,496,617	537,075	0.5%
United Parcel Service Inc. Class B	6,877,930	394,587	0.3%
Industrials—Other †		10,003,088	8.3%
		13,117,241	10.9%
Information Technology
Microsoft Corp.	78,539,889	2,394,681	2.0%
* Apple Inc.	8,773,159	1,849,908	1.6%
International Business Machines Corp.	12,838,138	1,680,512	1.4%
* Google Inc. Class A	2,369,751	1,469,198	1.2%
* Cisco Systems Inc.	56,487,594	1,352,313	1.1%
Hewlett-Packard Co.	23,369,819	1,203,779	1.0%
Intel Corp.	54,823,865	1,118,407	0.9%
Oracle Corp.	39,292,271	964,232	0.8%
QUALCOMM Inc.	16,279,815	753,104	0.6%
Visa Inc. Class A	4,506,253	394,117	0.3%
Information Technology—Other †		10,132,112	8.5%
		23,312,363	19.4%
Materials
Monsanto Co.	5,346,489	437,075	0.3%
Materials—Other †		4,282,596	3.6%
		4,719,671	3.9%
Telecommunication Services
AT&T Inc.	57,781,566	1,619,617	1.3%
Verizon Communications Inc.	27,819,530	921,661	0.8%
Telecommunication Services—Other †		925,144	0.8%
		3,466,422	2.9%

Utilities †		4,573,987	3.8%
Total Common Stocks (Cost $121,178,425)		119,811,554	99.8%[1]

2

			Market	Percentage
			Value•	of Net
			($000)	Assets
Convertible Preferred Stocks
Consumer Discretionary †			617	0.0%
Total Convertible Preferred Stocks (Cost $789)			617	0.0%

	Coupon	Shares
Temporary Cash Investments
Money Market Fund
2,3 Vanguard Market Liquidity Fund	0.187%	666,333,103	666,333	0.6%

4U.S. Government and Agency Obligations †			20,989	0.0%
Total Temporary Cash Investments (Cost $687,318)			687,322	0.6%[1]
[5]Total Investments (Cost $121,866,532)			120,499,493	100.4%
Other Assets and Liabilities
Other Assets			308,241	0.3%
Liabilities[3]			(794,385)	(0.7%)
			(486,144)	(0.4%)
Net Assets			120,013,349	100.0%

At December 31, 2009, net assets consisted of:
				Amount
				($000)
Paid-in Capital				124,147,458
Overdistributed Net Investment Income				(79,430)
Accumulated Net Realized Losses				(2,689,626)
Unrealized Appreciation (Depreciation)
Investment Securities				(1,367,039)
Futures Contracts				1,986
Net Assets				120,013,349

3

Amount
($000)
Investor Shares—Net Assets
Applicable to 2,113,205,103 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	58,004,042
Net Asset Value Per Share—Investor Shares	$27.45

Admiral Shares—Net Assets
Applicable to 1,011,255,022 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	27,762,276
Net Asset Value Per Share—Admiral Shares	$27.45

Signal Shares—Net Assets
Applicable to 179,543,029 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,757,409
Net Asset Value Per Share—Signal Shares	$26.50

Institutional Shares—Net Assets
Applicable to 584,428,905 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	16,047,027
Net Asset Value Per Share—Institutional Shares	$27.46

ETF Shares—Net Assets
Applicable to 238,374,239 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	13,442,595
Net Asset Value Per Share—ETF Shares	$56.39

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.4%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $484,894,000 of collateral received for securities on loan.
4 Securities with a value of $20,989,000 have been segregated as initial margin for open futures contracts.
5 The total value of securities on loan is $435,174,000.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

F850 022010

Vanguard® U.S. Stock Index Funds
Large-Cap Index Fund

Statement of Net Assets
As of December 31, 2009

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to Financial Statements, and Report of Independent Registered Public Accounting Firm, all of which appear in the accompanying report.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (9.7%)
	McDonald's Corp.	382,205	23,865
	Walt Disney Co.	626,367	20,200
	Home Depot Inc.	596,238	17,249
*	Amazon.com Inc.	120,999	16,277
	Target Corp.	250,206	12,102
	Time Warner Inc.	415,236	12,100
	Lowe's Cos. Inc.	517,154	12,096
	Comcast Corp. Class A	648,354	10,931
*	DIRECTV Class A	318,199	10,612
	News Corp. Class A	755,202	10,339
*	Ford Motor Co.	992,846	9,928
	NIKE Inc. Class B	129,982	8,588
	Johnson Controls Inc.	235,205	6,407
	Staples Inc.	252,968	6,221
*	Starbucks Corp.	258,089	5,952
*	Viacom Inc. Class B	192,465	5,722
	Yum! Brands Inc.	163,382	5,713
*	Kohl's Corp.	101,489	5,473
	TJX Cos. Inc.	148,249	5,419
	Time Warner Cable Inc.	123,296	5,103
	Comcast Corp.	316,802	5,072
	Best Buy Co. Inc.	123,846	4,887
*	Carnival Corp.	153,575	4,867
	Omnicom Group Inc.	108,794	4,259
	Coach Inc.	111,457	4,072
	McGraw-Hill Cos. Inc.	110,164	3,692
	Gap Inc.	170,681	3,576
*	Bed Bath & Beyond Inc.	91,618	3,539
*	priceline.com Inc.	14,051	3,070
	CBS Corp. Class B	206,210	2,897
	Marriott International Inc.
	Class A	105,806	2,883
*	Apollo Group Inc. Class A	45,606	2,763

	H&R Block Inc.	117,414	2,656
	Mattel Inc.	126,083	2,519
	Macy's Inc.	147,187	2,467
	Starwood Hotels & Resorts
	Worldwide Inc.	65,461	2,394
	VF Corp.	31,138	2,281
	Fortune Brands Inc.	52,652	2,275
	Cablevision Systems Corp.
	Class A	86,379	2,230
*	Liberty Media Corp.–
	Interactive	198,659	2,153
	Nordstrom Inc.	56,872	2,137
	Sherwin-Williams Co.	34,621	2,134
	Genuine Parts Co.	55,928	2,123
	Whirlpool Corp.	25,980	2,096
	Harley-Davidson Inc.	82,192	2,071
	JC Penney Co. Inc.	74,130	1,973
	International Game
	Technology	103,939	1,951
	Ross Stores Inc.	44,380	1,895
*	CarMax Inc.	77,322	1,875
	Tiffany & Co.	43,495	1,870
	Ltd Brands Inc.	95,842	1,844
*	O'Reilly Automotive Inc.	47,906	1,826
*	AutoZone Inc.	11,261	1,780
*	Expedia Inc.	69,159	1,778
*	Las Vegas Sands Corp.	115,770	1,730
	Virgin Media Inc.	97,513	1,641
*,^	Sears Holdings Corp.	19,549	1,631
	Darden Restaurants Inc.	46,224	1,621
	Polo Ralph Lauren Corp.
	Class A	20,008	1,620
*	Urban Outfitters Inc.	44,197	1,546
	DISH Network Corp. Class A	73,083	1,518
*	Dollar Tree Inc.	31,319	1,513

1

			Market
			Value•
		Shares	($000)
	Wynn Resorts Ltd.	25,879	1,507
	Newell Rubbermaid Inc.	96,788	1,453
*	Discovery Communications Inc.
	Class A	47,226	1,448
	Hasbro Inc.	44,006	1,411
	Black & Decker Corp.	21,049	1,365
	BorgWarner Inc.	40,878	1,358
	Advance Auto Parts Inc.	33,506	1,356
	Scripps Networks
	Interactive Inc. Class A	31,619	1,312
*	Discovery
	Communications Inc.	49,402	1,310
	Autoliv Inc.	29,901	1,297
^	Garmin Ltd.	42,192	1,295
	Family Dollar Stores Inc.	46,507	1,294
*	ITT Educational Services Inc.	13,323	1,278
	DeVry Inc.	22,427	1,272
	Wyndham Worldwide Corp.	62,658	1,264
*	Interpublic Group of Cos. Inc.	169,436	1,250
*	Royal Caribbean Cruises Ltd.	48,811	1,234
	Gannett Co. Inc.	82,003	1,218
*	GameStop Corp. Class A	54,957	1,206
	Pulte Homes Inc.	120,006	1,200
	PetSmart Inc.	43,748	1,168
*	NVR Inc.	1,628	1,157
*	Goodyear Tire & Rubber Co.	80,375	1,133
	American Eagle Outfitters Inc.	64,828	1,101
	DR Horton Inc.	99,488	1,081
	Abercrombie & Fitch Co.	30,644	1,068
	Leggett & Platt Inc.	51,966	1,060
	Strayer Education Inc.	4,876	1,036
*	Liberty Global Inc. Class A	45,994	1,008
	Mohawk Industries Inc.	20,415	972
*	Chipotle Mexican Grill Inc.
	Class A	11,013	971
*	Marvel Entertainment Inc.	17,942	970
*	NetFlix Inc.	17,013	938
	Washington Post Co. Class B	2,123	933
*	Liberty Global Inc.	41,733	912
*	Toll Brothers Inc.	47,762	898
*	LKQ Corp.	44,492	872
*	MGM Mirage	92,608	845
	Harman International
	Industries Inc.	23,046	813
	Guess? Inc.	19,190	812
*	Liberty Media Corp. - Starz	17,389	803
*	Lamar Advertising Co.
	Class A	25,390	789
*	AutoNation Inc.	40,662	779
	Wendy's/Arby's Group Inc.
	Class A	139,407	654
	Lennar Corp. Class A	50,475	645
*	Penn National Gaming Inc.	23,284	633

	WABCO Holdings Inc.	22,332	576
	News Corp. Class B	35,845	571
	Brinker International Inc.	36,203	540
*	Hyatt Hotels Corp. Class A	13,342	398
	Weight Watchers
	International Inc.	12,145	354
*	Clear Channel Outdoor
	Holdings Inc. Class A	14,583	152
*	Krispy Kreme Doughnuts Inc.
	Warrants Exp. 3/2/12	20	—
			369,233
Consumer Staples (10.6%)
	Procter & Gamble Co.	1,022,167	61,974
	Wal-Mart Stores Inc.	818,668	43,758
	Coca-Cola Co.	730,337	41,629
	PepsiCo Inc.	545,542	33,169
	Philip Morris
	International Inc.	677,400	32,644
	CVS Caremark Corp.	505,248	16,274
	Colgate-Palmolive Co.	174,593	14,343
	Altria Group Inc.	725,075	14,233
	Kraft Foods Inc.	516,366	14,035
	Walgreen Co.	347,575	12,763
	Kimberly-Clark Corp.	145,200	9,251
	Costco Wholesale Corp.	152,269	9,010
	General Mills Inc.	113,953	8,069
	Archer-Daniels-Midland Co.	202,295	6,334
	Sysco Corp.	206,939	5,782
	Kellogg Co.	93,901	4,996
	HJ Heinz Co.	110,322	4,717
	Avon Products Inc.	149,398	4,706
	Lorillard Inc.	57,774	4,635
	Kroger Co.	216,541	4,446
	ConAgra Foods Inc.	155,037	3,574
	Reynolds American Inc.	61,222	3,243
	Mead Johnson Nutrition Co.
	Class A	71,504	3,125
	Safeway Inc.	145,724	3,102
	Clorox Co.	48,745	2,973
	Bunge Ltd.	46,391	2,961
	Sara Lee Corp.	231,403	2,819
	JM Smucker Co.	41,597	2,569
	Dr Pepper Snapple Group Inc.	88,906	2,516
	Campbell Soup Co.	73,576	2,487
	Molson Coors Brewing Co.
	Class B	53,254	2,405
	Coca-Cola Enterprises Inc.	102,551	2,174
	Pepsi Bottling Group Inc.	52,915	1,984
	Hershey Co.	55,395	1,983
	Estee Lauder Cos. Inc.
	Class A	39,368	1,904
	McCormick & Co. Inc.	41,400	1,496
	Brown-Forman Corp. Class B	27,908	1,495
	Church & Dwight Co. Inc.	24,655	1,490
*	Energizer Holdings Inc.	23,130	1,417

2

			Market
			Value•
		Shares	($000)
*	Whole Foods Market Inc.	49,297	1,353
	Tyson Foods Inc. Class A	101,663	1,247
*	Ralcorp Holdings Inc.	19,849	1,185
*	Dean Foods Co.	62,804	1,133
*	Constellation Brands Inc.
	Class A	69,042	1,100
*	Hansen Natural Corp.	26,855	1,031
	Hormel Foods Corp.	25,786	991
	SUPERVALU Inc.	74,429	946
	Alberto-Culver Co. Class B	30,801	902
*	Smithfield Foods Inc.	51,938	789
	Flowers Foods Inc.	29,126	692
	PepsiAmericas Inc.	21,677	634
			404,488
Energy (11.6%)
	Exxon Mobil Corp.	1,682,764	114,748
	Chevron Corp.	702,233	54,065
	Schlumberger Ltd.	419,328	27,294
	ConocoPhillips	493,322	25,194
	Occidental Petroleum Corp.	283,869	23,093
	Apache Corp.	117,541	12,127
	Devon Energy Corp.	147,664	10,853
	Anadarko Petroleum Corp.	171,661	10,715
	Halliburton Co.	315,858	9,504
*	Transocean Ltd.	112,348	9,302
	XTO Energy Inc.	192,855	8,973
	EOG Resources Inc.	88,198	8,582
	Marathon Oil Corp.	247,780	7,736
	National Oilwell Varco Inc.	146,391	6,454
	Hess Corp.	103,035	6,234
*	Southwestern Energy Co.	120,674	5,816
	Chesapeake Energy Corp.	213,396	5,523
	Spectra Energy Corp.	225,922	4,634
*	Weatherford
	International Ltd.	254,389	4,556
	Baker Hughes Inc.	108,480	4,391
	Noble Energy Inc.	60,682	4,322
	Williams Cos. Inc.	203,972	4,300
	Peabody Energy Corp.	93,638	4,233
	Noble Corp.	91,521	3,725
*	Cameron International Corp.	85,468	3,573
	Murphy Oil Corp.	63,533	3,443
	Valero Energy Corp.	196,843	3,297
	Consol Energy Inc.	63,218	3,148
	Range Resources Corp.	54,997	2,742
*	Ultra Petroleum Corp.	52,930	2,639
*	Petrohawk Energy Corp.	105,355	2,527
*	FMC Technologies Inc.	42,835	2,478
	El Paso Corp.	245,507	2,413
	Diamond Offshore
	Drilling Inc.	24,281	2,390
	Smith International Inc.	86,671	2,355
*	Newfield Exploration Co.	46,444	2,240
*	Nabors Industries Ltd.	99,266	2,173

	Pioneer Natural
	Resources Co.	40,401	1,946
*	Pride International Inc.	60,909	1,944
	BJ Services Co.	102,428	1,905
*	Alpha Natural Resources Inc.	42,023	1,823
	Cabot Oil & Gas Corp.	36,304	1,582
	Cimarex Energy Co.	29,271	1,550
	Helmerich & Payne Inc.	37,037	1,477
*	Kinder Morgan
	Management LLC	26,415	1,443
	EXCO Resources Inc.	62,571	1,328
*	Plains Exploration &
	Production Co.	47,933	1,326
*	Denbury Resources Inc.	87,413	1,294
	Arch Coal Inc.	56,928	1,267
	Massey Energy Co.	30,050	1,262
*	Oceaneering International Inc.	19,244	1,126
	Sunoco Inc.	41,027	1,071
*	Concho Resources Inc.	22,406	1,006
*	Dresser-Rand Group Inc.	28,970	916
*	Rowan Cos. Inc.	39,742	900
	Tidewater Inc.	18,220	874
*	Forest Oil Corp.	37,340	831
	Patterson-UTI Energy Inc.	53,850	827
	Tesoro Corp.	48,878	662
*	Quicksilver Resources Inc.	41,707	626
*	Continental Resources Inc.	12,022	516
*	SandRidge Energy Inc.	54,077	510
*	CNX Gas Corp.	10,689	315
*	Cobalt International
	Energy Inc.	19,043	264
			442,383
Financials (14.6%)
	JPMorgan Chase & Co.	1,377,021	57,380
	Wells Fargo & Co.	1,700,744	45,903
	Bank of America Corp.	3,029,350	45,622
	Goldman Sachs Group Inc.	170,047	28,711
	Citigroup Inc.	7,422,672	24,569
	American Express Co.	374,724	15,184
	US Bancorp	669,294	15,066
*	Berkshire Hathaway Inc.
	Class B	3,899	12,812
	Morgan Stanley	428,411	12,681
	Bank of New York
	Mellon Corp.	421,183	11,780
	MetLife Inc.	286,735	10,136
	Travelers Cos. Inc.	198,868	9,916
	PNC Financial Services
	Group Inc.	161,554	8,528
	Prudential Financial Inc.	161,404	8,031
	Simon Property Group Inc.	99,833	7,967
	Aflac Inc.	163,626	7,568
	State Street Corp.	173,184	7,540
	CME Group Inc.	20,930	7,031
	Charles Schwab Corp.	345,406	6,501

3

			Market
			Value•
		Shares	($000)
	Capital One Financial Corp.	159,344	6,109
	BB&T Corp.	238,637	6,054
	Chubb Corp.	122,647	6,032
	Franklin Resources Inc.	56,441	5,946
	ACE Ltd.	117,673	5,931
	Allstate Corp.	178,314	5,357
	T Rowe Price Group Inc.	89,668	4,775
	Loews Corp.	121,356	4,411
*	Progressive Corp.	225,526	4,057
	Marsh & McLennan Cos. Inc.	183,309	4,047
	Northern Trust Corp.	76,062	3,986
	Vornado Realty Trust	56,718	3,967
	Public Storage	44,453	3,621
	SunTrust Banks Inc.	174,498	3,541
	Ameriprise Financial Inc.	89,171	3,462
	Invesco Ltd.	145,587	3,420
	AON Corp.	86,438	3,314
	Annaly Capital
	Management Inc.	190,470	3,305
	Boston Properties Inc.	48,512	3,254
	Equity Residential	95,847	3,238
	Hartford Financial Services
	Group Inc.	134,525	3,129
	HCP Inc.	101,796	3,109
	Discover Financial Services	187,958	2,765
	Principal Financial Group Inc.	111,568	2,682
	Lincoln National Corp.	105,821	2,633
	Fifth Third Bancorp	264,581	2,580
	Host Hotels & Resorts Inc.	217,597	2,539
*	IntercontinentalExchange Inc.	21,813	2,450
	Ventas Inc.	54,813	2,397
	NYSE Euronext	91,000	2,302
	AvalonBay Communities Inc.	27,985	2,298
	Hudson City Bancorp Inc.	165,231	2,269
	Unum Group	116,093	2,266
	Regions Financial Corp.	416,170	2,202
	XL Capital Ltd. Class A	119,787	2,196
	Plum Creek Timber Co. Inc.	57,006	2,153
	ProLogis	155,079	2,123
	New York Community
	Bancorp Inc.	140,906	2,045
	People's United Financial Inc.	122,072	2,039
*	Genworth Financial Inc.
	Class A	168,137	1,908
	Kimco Realty Corp.	140,904	1,906
	Moody's Corp.	70,247	1,883
	BlackRock Inc.	8,031	1,865
	Health Care REIT Inc.	42,060	1,864
*	SLM Corp.	163,891	1,847
	Everest Re Group Ltd.	21,240	1,820
	M&T Bank Corp.	26,870	1,797
*	TD Ameritrade Holding Corp.	92,563	1,794
	PartnerRe Ltd.	23,442	1,750
	KeyCorp	307,977	1,709
*	Leucadia National Corp.	68,449	1,628

	Comerica Inc.	52,991	1,567
	Willis Group Holdings Ltd.	58,615	1,546
	Legg Mason Inc.	50,095	1,511
	Federal Realty
	Investment Trust	21,423	1,451
	Cincinnati Financial Corp.	54,203	1,422
	SL Green Realty Corp.	26,840	1,348
	Axis Capital Holdings Ltd.	47,125	1,339
	Nationwide Health
	Properties Inc.	37,634	1,324
	AMB Property Corp.	51,176	1,308
	Digital Realty Trust Inc.	25,417	1,278
	Torchmark Corp.	29,065	1,277
*,^	American International
	Group Inc.	42,308	1,268
	Liberty Property Trust	39,284	1,257
	WR Berkley Corp.	50,186	1,237
	Assurant Inc.	41,373	1,220
	Reinsurance Group of
	America Inc. Class A	25,535	1,217
	Macerich Co.	33,106	1,190
	Eaton Vance Corp.	38,778	1,179
	Rayonier Inc.	27,665	1,166
	RenaissanceRe Holdings Ltd.	21,848	1,161
*	CB Richard Ellis Group Inc.
	Class A	85,198	1,156
*	Markel Corp.	3,267	1,111
	HCC Insurance Holdings Inc.	39,126	1,094
	Regency Centers Corp.	30,983	1,086
*	Arch Capital Group Ltd.	14,934	1,069
	First American Corp.	31,569	1,045
*	First Horizon National Corp.	77,621	1,040
	Fidelity National Financial Inc.
	Class A	76,810	1,034
	Transatlantic Holdings Inc.	19,776	1,030
	Hospitality Properties Trust	42,682	1,012
*	NASDAQ OMX Group Inc.	49,705	985
*	Affiliated Managers Group Inc.	14,497	976
	Duke Realty Corp.	78,354	954
	Commerce Bancshares Inc.	24,547	950
	Realty Income Corp.	36,491	945
	Cullen/Frost Bankers Inc.	18,752	938
*	St Joe Co.	32,215	931
	White Mountains
	Insurance Group Ltd.	2,787	927
	Marshall & Ilsley Corp.	167,894	915
	Federated Investors Inc.
	Class B	32,578	896
	Validus Holdings Ltd.	32,796	883
	UDR Inc.	52,791	868
	Huntington Bancshares Inc.	236,765	864
	Janus Capital Group Inc.	63,704	857
*	Jefferies Group Inc.	36,018	855
	Old Republic
	International Corp.	84,260	846

4

			Market
			Value•
		Shares	($000)
	Raymond James Financial Inc.	34,536	821
	SEI Investments Co.	46,759	819
	Weingarten Realty Investors	39,821	788
	Brown & Brown Inc.	42,143	757
	City National Corp.	15,235	695
	American Financial Group Inc.	26,421	659
	Greenhill & Co. Inc.	7,975	640
	TCF Financial Corp.	40,870	557
	Zions Bancorporation	42,100	540
	Associated Banc-Corp	42,654	470
	BOK Financial Corp.	9,624	457
	TFS Financial Corp.	32,629	396
	Mercury General Corp.	9,524	374
	Capitol Federal Financial	7,660	241
			558,448
Health Care (12.6%)
	Johnson & Johnson	964,973	62,154
	Pfizer Inc.	2,823,655	51,362
	Merck & Co. Inc.	1,069,550	39,081
	Abbott Laboratories	541,357	29,228
*	Amgen Inc.	355,492	20,110
	Medtronic Inc.	388,493	17,086
	Bristol-Myers Squibb Co.	599,392	15,135
*	Gilead Sciences Inc.	316,618	13,703
	Eli Lilly & Co.	361,985	12,926
	UnitedHealth Group Inc.	407,001	12,405
	Baxter International Inc.	211,142	12,390
*	Medco Health Solutions Inc.	165,952	10,606
*	WellPoint Inc.	166,316	9,695
*	Celgene Corp.	160,605	8,943
	Covidien PLC	175,804	8,419
*	Express Scripts Inc.	91,303	7,893
*	Thermo Fisher Scientific Inc.	142,940	6,817
	Allergan Inc.	106,463	6,708
	Becton Dickinson and Co.	83,868	6,614
	McKesson Corp.	93,258	5,829
*	Biogen Idec Inc.	101,131	5,411
	Stryker Corp.	104,293	5,253
	Aetna Inc.	152,815	4,844
*	Boston Scientific Corp.	527,325	4,746
*	Genzyme Corp.	94,566	4,635
*	St. Jude Medical Inc.	121,901	4,484
*	Zimmer Holdings Inc.	75,108	4,440
	Cardinal Health Inc.	125,987	4,062
*	Intuitive Surgical Inc.	13,271	4,025
*	Forest Laboratories Inc.	105,618	3,391
	CIGNA Corp.	95,452	3,367
	Quest Diagnostics Inc.	55,254	3,336
*	Life Technologies Corp.	61,773	3,226
*	Vertex Pharmaceuticals Inc.	67,315	2,884
*	Hospira Inc.	56,389	2,876
*	Laboratory Corp. of
	America Holdings	37,896	2,836

	AmerisourceBergen Corp.
	Class A	104,056	2,713
	CR Bard Inc.	34,133	2,659
*	Humana Inc.	59,383	2,606
*	DaVita Inc.	36,428	2,140
*	Waters Corp.	33,398	2,069
*	Varian Medical Systems Inc.	43,883	2,056
*	Cerner Corp.	24,102	1,987
*	Mylan Inc.	107,057	1,973
	DENTSPLY International Inc.	49,507	1,741
*	Edwards Lifesciences Corp.	19,848	1,724
*	Henry Schein Inc.	31,576	1,661
*	Cephalon Inc.	26,127	1,631
*	CareFusion Corp.	63,012	1,576
	Beckman Coulter Inc.	23,941	1,567
*	Alexion Pharmaceuticals Inc.	30,885	1,508
*	Millipore Corp.	19,430	1,406
*	Watson Pharmaceuticals Inc.	35,085	1,390
*	ResMed Inc.	26,502	1,385
	IMS Health Inc.	63,835	1,344
*	Illumina Inc.	43,510	1,334
*	Hologic Inc.	89,950	1,304
*	Coventry Health Care Inc.	52,240	1,269
*	Mettler-Toledo
	International Inc.	11,746	1,233
*	Covance Inc.	22,462	1,226
*	Dendreon Corp.	45,640	1,199
*	Community Health
	Systems Inc.	32,503	1,157
*	Warner Chilcott PLC Class A	39,404	1,122
*	Inverness Medical
	Innovations Inc.	26,885	1,116
	Perrigo Co.	27,560	1,098
*	IDEXX Laboratories Inc.	20,518	1,096
*	King Pharmaceuticals Inc.	87,033	1,068
	Omnicare Inc.	42,008	1,016
	Universal Health Services Inc.
	Class B	31,726	968
*	Patterson Cos. Inc.	32,124	899
*	Lincare Holdings Inc.	23,687	879
	Pharmaceutical Product
	Development Inc.	37,412	877
*	Myriad Genetics Inc.	33,581	876
	Techne Corp.	12,363	848
*	Endo Pharmaceuticals
	Holdings Inc.	41,206	845
*	Health Net Inc.	36,170	842
*	Charles River Laboratories
	International Inc.	23,249	783
*	Gen-Probe Inc.	17,575	754
*	Amylin Pharmaceuticals Inc.	49,350	700
*	Kinetic Concepts Inc.	18,544	698
*	Abraxis Bioscience Inc.	2,719	110
			481,373

5

			Market
			Value•
		Shares	($000)
Industrials (10.3%)
	General Electric Co.	3,721,052	56,300
	United Technologies Corp.	313,013	21,726
	3M Co.	232,257	19,201
	United Parcel Service Inc.
	Class B	246,003	14,113
	Boeing Co.	241,595	13,078
	Caterpillar Inc.	217,638	12,403
	Burlington Northern
	Santa Fe Corp.	119,180	11,754
	Union Pacific Corp.	176,668	11,289
	Emerson Electric Co.	263,237	11,214
	Honeywell International Inc.	250,263	9,810
	FedEx Corp.	103,920	8,672
	Lockheed Martin Corp.	114,399	8,620
	Deere & Co.	148,120	8,012
	General Dynamics Corp.	114,555	7,809
	Danaher Corp.	95,160	7,156
	Illinois Tool Works Inc.	148,894	7,145
	Raytheon Co.	136,333	7,024
	Norfolk Southern Corp.	128,614	6,742
	CSX Corp.	137,299	6,658
	Tyco International Ltd.	165,954	5,921
	Northrop Grumman Corp.	105,802	5,909
	Waste Management Inc.	163,753	5,537
	Precision Castparts Corp.	49,101	5,418
	PACCAR Inc.	120,759	4,380
	Ingersoll-Rand PLC	111,691	3,992
	Republic Services Inc.
	Class A	132,657	3,756
	L-3 Communications
	Holdings Inc.	40,854	3,552
	Eaton Corp.	55,064	3,503
	CH Robinson Worldwide Inc.	58,828	3,455
*	Delta Air Lines Inc.	272,076	3,096
	Cummins Inc.	67,120	3,078
	Rockwell Collins Inc.	55,149	3,053
	Parker Hannifin Corp.	56,186	3,027
	ITT Corp.	60,635	3,016
	Southwest Airlines Co.	259,442	2,965
	Fluor Corp.	62,954	2,835
	Goodrich Corp.	43,367	2,786
	Dover Corp.	65,218	2,714
	Expeditors International of
	Washington Inc.	74,220	2,578
	Cooper Industries PLC	58,367	2,489
	Rockwell Automation Inc.	49,728	2,336
*,^	First Solar Inc.	16,354	2,214
	WW Grainger Inc.	21,914	2,122
	Fastenal Co.	46,882	1,952
*	McDermott International Inc.	80,392	1,930
	Flowserve Corp.	19,681	1,860
	Joy Global Inc.	35,835	1,849
	Textron Inc.	94,765	1,783
	Masco Corp.	126,140	1,742

	Roper Industries Inc.	31,797	1,665
	Pitney Bowes Inc.	72,377	1,647
*	Jacobs Engineering
	Group Inc.	43,306	1,629
	RR Donnelley & Sons Co.	72,032	1,604
*	Stericycle Inc.	28,248	1,558
	Dun & Bradstreet Corp.	18,448	1,557
	Manpower Inc.	27,500	1,501
	Pall Corp.	41,310	1,495
	Bucyrus International Inc.
	Class A	26,390	1,488
*	Iron Mountain Inc.	63,791	1,452
*	Quanta Services Inc.	69,384	1,446
	AMETEK Inc.	37,709	1,442
	Equifax Inc.	44,408	1,372
	Robert Half International Inc.	50,464	1,349
*	URS Corp.	29,597	1,318
*	Foster Wheeler AG	44,344	1,306
	Avery Dennison Corp.	35,573	1,298
	Stanley Works	25,027	1,289
	Cintas Corp.	47,931	1,249
*	Kansas City Southern	33,748	1,124
	Donaldson Co. Inc.	25,586	1,088
	KBR Inc.	56,321	1,070
	Pentair Inc.	32,810	1,060
*	AGCO Corp.	32,443	1,049
*	Alliant Techsystems Inc.	11,578	1,022
	JB Hunt Transport
	Services Inc.	30,956	999
*	IHS Inc. Class A	17,736	972
*	Verisk Analytics Inc. Class A	31,732	961
	SPX Corp.	17,130	937
*	Copart Inc.	25,181	922
	Harsco Corp.	28,223	910
*	AMR Corp.	115,277	891
*	Aecom Technology Corp.	30,968	852
*	Navistar International Corp.	22,021	851
*	FTI Consulting Inc.	17,991	848
*	Shaw Group Inc.	29,093	836
	Ryder System Inc.	19,520	804
*	Covanta Holding Corp.	43,494	787
*	Hertz Global Holdings Inc.	64,502	769
*	Terex Corp.	37,967	752
	MSC Industrial Direct Co.
	Class A	15,487	728
*	Spirit Aerosystems
	Holdings Inc. Class A	36,619	727
*	Owens Corning	26,928	690
*	SunPower Corp. Class A	19,214	455
*	SunPower Corp. Class B	14,668	307
			393,650
Information Technology (19.7%)
	Microsoft Corp.	2,808,092	85,619
*	Apple Inc.	313,676	66,142

6

			Market
			Value•
		Shares	($000)
	International Business
	Machines Corp.	459,068	60,092
*	Google Inc. Class A	84,729	52,530
*	Cisco Systems Inc.	2,019,621	48,350
	Hewlett-Packard Co.	835,550	43,039
	Intel Corp.	1,960,154	39,987
	Oracle Corp.	1,404,915	34,477
	QUALCOMM Inc.	582,170	26,931
	Visa Inc. Class A	161,167	14,096
*	EMC Corp.	707,872	12,366
	Texas Instruments Inc.	441,589	11,508
	Corning Inc.	544,371	10,512
*	eBay Inc.	384,167	9,043
	Accenture PLC Class A	215,039	8,924
	Mastercard Inc. Class A	34,573	8,850
*	Dell Inc.	615,822	8,843
*	Yahoo! Inc.	466,984	7,836
	Automatic Data
	Processing Inc.	175,779	7,527
*	Adobe Systems Inc.	183,690	6,756
	Applied Materials Inc.	466,703	6,506
	Motorola Inc.	803,524	6,235
*	Symantec Corp.	284,947	5,098
*	Juniper Networks Inc.	183,433	4,892
*	Broadcom Corp. Class A	152,756	4,804
*	Cognizant Technology
	Solutions Corp. Class A	102,525	4,644
	Western Union Co.	245,451	4,627
*	NetApp Inc.	117,616	4,045
	Tyco Electronics Ltd.	160,535	3,941
*	Marvell Technology
	Group Ltd.	184,169	3,821
*	Agilent Technologies Inc.	120,143	3,733
*	NVIDIA Corp.	191,699	3,581
	Paychex Inc.	113,710	3,484
*	Western Digital Corp.	78,639	3,472
*	Intuit Inc.	107,426	3,299
	CA Inc.	146,574	3,292
	Analog Devices Inc.	102,030	3,222
	Seagate Technology	173,342	3,153
*	Micron Technology Inc.	296,394	3,130
*	Computer Sciences Corp.	53,067	3,053
*	Salesforce.com Inc.	39,101	2,884
	Amphenol Corp. Class A	60,046	2,773
*	Citrix Systems Inc.	64,087	2,667
*	Fiserv Inc.	54,047	2,620
	Fidelity National Information
	Services Inc.	110,362	2,587
*	BMC Software Inc.	64,439	2,584
	Xerox Corp.	304,272	2,574
*	Sun Microsystems Inc.	263,326	2,467
	Xilinx Inc.	96,651	2,422
	Linear Technology Corp.	77,921	2,380
	Altera Corp.	103,083	2,333

*	SanDisk Corp.	79,582	2,307
*	McAfee Inc.	55,070	2,234
*	Activision Blizzard Inc.	200,392	2,226
	Harris Corp.	46,377	2,205
	Maxim Integrated
	Products Inc.	107,222	2,177
	KLA-Tencor Corp.	59,862	2,165
*	Flextronics International Ltd.	284,241	2,078
*	Autodesk Inc.	80,525	2,046
*	Red Hat Inc.	65,852	2,035
*	Electronic Arts Inc.	113,339	2,012
*	Advanced Micro Devices Inc.	198,828	1,925
*	Cree Inc.	33,756	1,903
*	Affiliated Computer
	Services Inc. Class A	31,860	1,902
*	Teradata Corp.	60,210	1,892
	Microchip Technology Inc.	63,930	1,858
*	Lam Research Corp.	44,375	1,740
*	FLIR Systems Inc.	52,950	1,733
*	VeriSign Inc.	67,601	1,639
*	Avnet Inc.	52,925	1,596
*	Akamai Technologies Inc.	60,376	1,529
	Global Payments Inc.	28,226	1,520
*	F5 Networks Inc.	27,502	1,457
*	Equinix Inc.	13,552	1,439
*	LSI Corp.	227,275	1,366
	Lender Processing
	Services Inc.	33,527	1,363
*	SAIC Inc.	71,465	1,354
*	ANSYS Inc.	30,766	1,337
	National Semiconductor Corp.	82,372	1,265
*	Hewitt Associates Inc.
	Class A	29,357	1,241
*	ON Semiconductor Corp.	140,748	1,240
*	Arrow Electronics Inc.	41,680	1,234
*	Sybase Inc.	28,349	1,230
*	Alliance Data Systems Corp.	18,527	1,197
*	Synopsys Inc.	50,455	1,124
	Jabil Circuit Inc.	63,508	1,103
*	Nuance Communications Inc.	70,949	1,103
	Broadridge Financial
	Solutions Inc.	48,770	1,100
*	Brocade Communications
	Systems Inc.	140,034	1,068
*	MEMC Electronic
	Materials Inc.	78,238	1,066
*	Trimble Navigation Ltd.	42,019	1,059
	Factset Research
	Systems Inc.	15,613	1,028
	Total System Services Inc.	58,671	1,013
*	Ingram Micro Inc.	51,396	897
*	Dolby Laboratories Inc.
	Class A	18,662	891
*	AOL Inc.	37,748	879

7

			Market
			Value•
		Shares	($000)
*	Novellus Systems Inc.	34,200	798
*	VMware Inc. Class A	18,682	792
*	Tellabs Inc.	131,212	745
*	Lexmark International Inc.
	Class A	27,189	706
*	IAC/InterActiveCorp	33,495	686
	Intersil Corp. Class A	42,919	658
*	NCR Corp.	55,854	622
*	DST Systems Inc.	13,967	608
*	Cadence Design
	Systems Inc.	92,306	553
	Molex Inc. Class A	26,021	498
	Molex Inc.	22,043	475
*	Avago Technologies Ltd.	16,490	302
			749,970
Materials (3.8%)
	Monsanto Co.	191,203	15,631
*	Freeport-McMoRan
	Copper & Gold Inc.	144,118	11,571
	Dow Chemical Co.	400,533	11,067
	EI du Pont de
	Nemours & Co.	316,475	10,656
	Praxair Inc.	107,383	8,624
	Newmont Mining Corp.	167,865	7,942
	Air Products &
	Chemicals Inc.	73,610	5,967
	Alcoa Inc.	340,879	5,495
	Nucor Corp.	110,153	5,139
	International Paper Co.	143,834	3,852
	Ecolab Inc.	82,819	3,692
	PPG Industries Inc.	57,696	3,377
	Mosaic Co.	54,558	3,259
	Weyerhaeuser Co.	73,948	3,190
	United States Steel Corp.	50,095	2,761
	Vulcan Materials Co.	43,812	2,308
	Sigma-Aldrich Corp.	42,664	2,156
	Cliffs Natural Resources Inc.	45,985	2,119
*	Owens-Illinois Inc.	59,042	1,941
	Lubrizol Corp.	23,755	1,733
	MeadWestvaco Corp.	59,860	1,714
	Ball Corp.	31,325	1,619
	Celanese Corp. Class A	50,364	1,617
	Eastman Chemical Co.	25,440	1,532
	CF Industries Holdings Inc.	16,209	1,471
*	Crown Holdings Inc.	55,818	1,428
	Martin Marietta Materials Inc.	15,683	1,402
	Walter Energy Inc.	18,586	1,400
	Allegheny Technologies Inc.	30,952	1,386
	FMC Corp.	24,063	1,342
	Nalco Holding Co.	48,399	1,235
	Airgas Inc.	25,778	1,227
	Sealed Air Corp.	55,605	1,215
	Steel Dynamics Inc.	67,492	1,196
	International Flavors &
	Fragrances Inc.	27,503	1,131

			Market
			Value•
		Shares	($000)
	Terra Industries Inc.	34,921	1,124
*	Pactiv Corp.	46,264	1,117
	Bemis Co. Inc.	37,645	1,116
	Sonoco Products Co.	35,129	1,027
	Reliance Steel &
	Aluminum Co.	23,244	1,005
	Albemarle Corp.	25,696	935
	Valspar Corp.	33,531	910
	AK Steel Holding Corp.	38,120	814
	Scotts Miracle-Gro Co.
	Class A	16,020	630
	Commercial Metals Co.	39,542	619
*	Titanium Metals Corp.	41,016	513
	Greif Inc. Class A	8,511	459
			143,664
Telecommunication Services (3.1%)
	AT&T Inc.	2,065,958	57,909
	Verizon
	Communications Inc.	994,654	32,953
*	American Tower Corp.
	Class A	138,193	5,971
*	Crown Castle
	International Corp.	101,913	3,979
	CenturyTel Inc.	104,019	3,767
*	Sprint Nextel Corp.	1,017,561	3,724
	Qwest Communications
	International Inc.	543,464	2,288
*	NII Holdings Inc.	58,132	1,952
	Windstream Corp.	153,138	1,683
*	SBA Communications
	Corp. Class A	36,842	1,259
*	Level 3
	Communications Inc.	569,132	871
	Frontier
	Communications Corp.	109,726	857
*	MetroPCS
	Communications Inc.	85,730	654
	Telephone & Data
	Systems Inc.	17,985	610
	Telephone & Data
	Systems Inc. -
	Special Common Shares	15,976	482
*	United States Cellular Corp.	6,657	282
			119,241
Utilities (3.8%)
	Exelon Corp.	230,901	11,284
	Southern Co.	278,748	9,288
	Dominion Resources Inc.	208,388	8,110
	Duke Energy Corp.	454,231	7,817
	FPL Group Inc.	136,761	7,224
	Public Service Enterprise
	Group Inc.	177,209	5,892
	American Electric Power
	Co. Inc.	166,944	5,808
	PG&E Corp.	129,832	5,797

8

			Market
			Value•
		Shares	($000)
	Entergy Corp.	68,622	5,616
	FirstEnergy Corp.	106,853	4,963
	Sempra Energy	81,582	4,567
	Consolidated Edison Inc.	96,207	4,371
	PPL Corp.	131,758	4,257
	Progress Energy Inc.	97,720	4,008
	Edison International	108,467	3,772
	Xcel Energy Inc.	159,479	3,384
*	AES Corp.	233,408	3,107
	Questar Corp.	61,019	2,537
	DTE Energy Co.	57,645	2,513
	Ameren Corp.	81,790	2,286
	Constellation Energy
	Group Inc.	63,191	2,222
*	NRG Energy Inc.	92,990	2,196
	Wisconsin Energy Corp.	40,867	2,036
	EQT Corp.	43,602	1,915
	CenterPoint Energy Inc.	128,780	1,869
	Northeast Utilities	61,341	1,582
	Oneok Inc.	35,111	1,565
	SCANA Corp.	40,582	1,529
	NiSource Inc.	96,383	1,482
	MDU Resources Group Inc.	61,369	1,448
	Allegheny Energy Inc.	59,433	1,395
	NSTAR	37,511	1,380
	American Water Works
	Co. Inc.	60,884	1,364
*	Calpine Corp.	123,305	1,356
	Pepco Holdings Inc.	77,074	1,299
	Pinnacle West Capital Corp.	35,417	1,296
	National Fuel Gas Co.	25,266	1,263
	CMS Energy Corp.	80,370	1,259
	OGE Energy Corp.	33,638	1,241
	Alliant Energy Corp.	38,825	1,175
	TECO Energy Inc.	71,159	1,154
	Integrys Energy Group Inc.	26,844	1,127
	DPL Inc.	40,759	1,125
	Energen Corp.	23,732	1,111
	NV Energy Inc.	81,929	1,014
	UGI Corp.	37,937	918
	Aqua America Inc.	47,522	832
*	Mirant Corp.	50,498	771
*	RRI Energy Inc.	123,175	705
*	Dynegy Inc. Class A	179,338	325
			146,555
Total Common Stocks
(Cost $3,851,691)			3,809,005

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.2%)
2,3 Vanguard Market
Liquidity Fund,
0.187%	10,899,018	10,899

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
4,5 Freddie Mac
Discount Notes,
0.175%, 3/31/10	2,000	1,999
Total Temporary Cash Investments
(Cost $12,898)		12,898
Total Investments (100.1%)
(Cost $3,864,589)		3,821,903
Other Assets and Liabilities (–0.1%)
Other Assets		8,363
Liabilities[3]		(12,972)
		(4,609)
Net Assets (100%)		3,817,294

9

At December 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	4,054,372
Overdistributed Net Investment Income	(1,986)
Accumulated Net Realized Losses	(192,447)
Unrealized Appreciation (Depreciation)
Investment Securities	(42,686)
Futures Contracts	41
Net Assets	3,817,294

Investor Shares—Net Assets
Applicable to 21,880,120 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	447,844
Net Asset Value Per Share—
Investor Shares	$20.47

Admiral Shares—Net Assets
Applicable to 12,808,710 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	327,819
Net Asset Value Per Share—
Admiral Shares	$25.59

Amount
($000)
Signal Shares—Net Assets
Applicable to 11,044,918 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	246,546
Net Asset Value Per Share—
Signal Shares	$22.32

Institutional Shares—Net Assets
Applicable to 2,904,849 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	305,968
Net Asset Value Per Share—
Institutional Shares	$105.33

ETF Shares—Net Assets
Applicable to 49,120,444 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,489,117
Net Asset Value Per Share—
ETF Shares	$50.67

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $5,685,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $5,982,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $1,999,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

10

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© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

F03070 022010

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)

Common Stocks (99.8%)[1]
Consumer Discretionary (10.2%)
	McDonald's Corp.	10,688,113	667,366
	Walt Disney Co.	17,515,931	564,889
	Home Depot Inc.	16,682,264	482,618
*	Amazon.com Inc.	3,383,170	455,104
	Comcast Corp. Class A	24,205,542	408,105
	Target Corp.	6,995,253	338,360
	Time Warner Inc.	11,611,378	338,356
	Lowe's Cos. Inc.	14,465,050	338,338
	News Corp. Class A	21,911,322	299,966
*	DIRECTV Class A	8,899,571	296,801
*	Ford Motor Co.	27,768,340	277,683
	NIKE Inc. Class B	3,634,363	240,122
	Johnson Controls Inc.	6,578,779	179,206
	Staples Inc.	7,074,280	173,957
*	Starbucks Corp.	7,218,777	166,465
*	Viacom Inc. Class B	5,381,551	159,993
	Yum! Brands Inc.	4,569,267	159,787
*	Kohl's Corp.	2,841,353	153,234
	TJX Cos. Inc.	4,151,035	151,720
	Time Warner Cable Inc.	3,450,915	142,833
	Best Buy Co. Inc.	3,465,998	136,768
*	Carnival Corp.	4,296,377	136,152
	Omnicom Group Inc.	3,048,181	119,336
	Coach Inc.	3,120,031	113,975
	McGraw-Hill Cos. Inc.	3,088,162	103,484
	Gap Inc.	4,785,178	100,249
*	Bed Bath & Beyond Inc.	2,567,303	99,175
*	priceline.com Inc.	393,747	86,034
	CBS Corp. Class B	5,776,070	81,154
	Marriott International Inc. Class A	2,965,807	80,818
*	Apollo Group Inc. Class A	1,276,954	77,358
	H&R Block Inc.	3,288,410	74,384
	Mattel Inc.	3,530,574	70,541
	Macy's Inc.	4,122,826	69,099
	Starwood Hotels & Resorts Worldwide Inc.	1,833,816	67,063
	VF Corp.	874,920	64,079
	Fortune Brands Inc.	1,473,484	63,654
	Cablevision Systems Corp. Class A	2,419,676	62,476
*	Liberty Media Corp. - Interactive	5,556,665	60,234
	Nordstrom Inc.	1,591,748	59,818
	Sherwin-Williams Co.	969,662	59,780
	Genuine Parts Co.	1,564,129	59,374
	Whirlpool Corp.	726,413	58,592
	Harley-Davidson Inc.	2,301,504	57,998
	JC Penney Co. Inc.	2,083,262	55,436
	International Game Technology	2,905,117	54,529
	Ross Stores Inc.	1,242,650	53,074
*	CarMax Inc.	2,163,292	52,460
	Tiffany & Co.	1,217,265	52,342
	Ltd Brands Inc.	2,682,697	51,615
*	O'Reilly Automotive Inc.	1,341,369	51,133
*	AutoZone Inc.	316,548	50,037
*	Expedia Inc.	1,934,352	49,732
*,^	Las Vegas Sands Corp.	3,239,730	48,402
	Virgin Media Inc.	2,745,144	46,201
	Darden Restaurants Inc.	1,300,432	45,606
*,^	Sears Holdings Corp.	545,789	45,546
	Polo Ralph Lauren Corp. Class A	557,284	45,129
	Comcast Corp.	2,798,069	44,797
*	Urban Outfitters Inc.	1,237,619	43,304
	DISH Network Corp. Class A	2,043,439	42,442

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Dollar Tree Inc.	876,708	42,345
	Wynn Resorts Ltd.	725,329	42,236
	Newell Rubbermaid Inc.	2,723,991	40,887
*	Discovery Communications Inc. Class A	1,320,682	40,505
	Hasbro Inc.	1,235,429	39,608
	Black & Decker Corp.	591,032	38,317
	BorgWarner Inc.	1,145,575	38,056
	Advance Auto Parts Inc.	937,257	37,940
	Scripps Networks Interactive Inc. Class A	884,325	36,699
*	Discovery Communications Inc.	1,381,261	36,631
	Family Dollar Stores Inc.	1,303,162	36,267
^	Garmin Ltd.	1,181,163	36,262
	Autoliv Inc.	835,164	36,213
	DeVry Inc.	628,932	35,679
*	ITT Educational Services Inc.	370,277	35,532
	Wyndham Worldwide Corp.	1,753,745	35,373
*	Interpublic Group of Cos. Inc.	4,774,201	35,234
*	Royal Caribbean Cruises Ltd.	1,364,493	34,494
	Gannett Co. Inc.	2,303,039	34,200
*	GameStop Corp. Class A	1,536,449	33,710
	Pulte Homes Inc.	3,367,732	33,677
	PetSmart Inc.	1,227,965	32,774
*	NVR Inc.	45,655	32,447
*	Goodyear Tire & Rubber Co.	2,257,302	31,828
	American Eagle Outfitters Inc.	1,824,864	30,986
	DR Horton Inc.	2,797,992	30,414
	Abercrombie & Fitch Co.	863,041	30,077
	Leggett & Platt Inc.	1,455,026	29,683
^	Strayer Education Inc.	137,317	29,178
	Tupperware Brands Corp.	617,921	28,777
*	Liberty Global Inc. Class A	1,289,557	28,254
*	Chipotle Mexican Grill Inc. Class A	310,120	27,340
*	Mohawk Industries Inc.	570,817	27,171
*	Marvel Entertainment Inc.	501,359	27,113
	Jarden Corp.	869,849	26,887
*	DreamWorks Animation SKG Inc. Class A	665,397	26,583
*,^	NetFlix Inc.	478,692	26,395
	Washington Post Co. Class B	59,716	26,251
*	Liberty Global Inc.	1,170,667	25,579
*	Toll Brothers Inc.	1,343,459	25,270
*	Chico's FAS Inc.	1,739,953	24,446
*	LKQ Corp.	1,244,655	24,383
	Gentex Corp.	1,351,822	24,130
	RadioShack Corp.	1,229,769	23,980
*	MGM Mirage	2,595,688	23,673
*	Big Lots Inc.	811,821	23,527
	Guess? Inc.	542,579	22,951
*	Sirius XM Radio Inc.	38,224,434	22,935
	Harman International Industries Inc.	646,457	22,807
*	Aeropostale Inc.	662,318	22,552
*	Hanesbrands Inc.	931,024	22,447
*	Liberty Media Corp. - Starz	486,292	22,442
*	Lamar Advertising Co. Class A	715,269	22,238
*	J Crew Group Inc.	494,228	22,112
*	AutoNation Inc.	1,138,457	21,801
*	Dick's Sporting Goods Inc.	857,512	21,326
*	Liberty Media Corp. - Capital	884,396	21,119
*	Bally Technologies Inc.	510,617	21,083
	Phillips-Van Heusen Corp.	506,734	20,614
	Service Corp. International	2,470,364	20,232
*	WMS Industries Inc.	496,750	19,870
*	Panera Bread Co. Class A	292,681	19,601
*	Career Education Corp.	836,946	19,509
*	Warnaco Group Inc.	447,109	18,864

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Wendy's/Arby's Group Inc. Class A	3,935,395	18,457
	Williams-Sonoma Inc.	884,642	18,383
	John Wiley & Sons Inc. Class A	431,577	18,074
*	Penn National Gaming Inc.	657,244	17,864
	Burger King Holdings Inc.	928,634	17,477
*	Office Depot Inc.	2,703,347	17,437
	Foot Locker Inc.	1,533,342	17,081
*	Tractor Supply Co.	319,317	16,911
*	New York Times Co. Class A	1,340,447	16,568
*	TRW Automotive Holdings Corp.	682,142	16,290
	WABCO Holdings Inc.	627,689	16,188
*	Tempur-Pedic International Inc.	661,335	15,627
*	Fossil Inc.	457,855	15,366
	Brinker International Inc.	1,005,322	14,999
	Sotheby's	656,698	14,763
*	Brink's Home Security Holdings Inc.	449,035	14,656
*	Carter's Inc.	557,552	14,636
	Lennar Corp. Class A	1,144,444	14,615
*	Collective Brands Inc.	631,041	14,369
*	Dana Holding Corp.	1,324,998	14,363
	Jones Apparel Group Inc.	837,999	13,458
	Polaris Industries Inc.	305,543	13,331
	Wolverine World Wide Inc.	484,674	13,193
*	Dress Barn Inc.	570,871	13,187
*	Deckers Outdoor Corp.	129,373	13,160
*	Gymboree Corp.	292,360	12,715
	Aaron's Inc.	447,217	12,401
*	Cheesecake Factory Inc.	560,602	12,103
	Regal Entertainment Group Class A	831,392	12,005
*	Rent-A-Center Inc.	651,829	11,550
*	Charming Shoppes Inc.	1,779,086	11,511
*	Lululemon Athletica Inc.	380,987	11,468
	Hillenbrand Inc.	608,523	11,465
	MDC Holdings Inc.	368,677	11,444
*	Corinthian Colleges Inc.	812,620	11,190
	Thor Industries Inc.	356,045	11,180
*	Eastman Kodak Co.	2,648,782	11,178
*	Jack in the Box Inc.	565,848	11,130
	Cooper Tire & Rubber Co.	553,274	11,093
	Brunswick Corp.	867,262	11,023
	Meredith Corp.	352,080	10,862
	KB Home	779,197	10,659
*	Hyatt Hotels Corp. Class A	356,679	10,633
	Matthews International Corp. Class A	297,777	10,550
*	Capella Education Co.	139,445	10,500
*	Tenneco Inc.	584,532	10,364
	Choice Hotels International Inc.	324,956	10,288
	Men's Wearhouse Inc.	485,694	10,229
	Dillard's Inc. Class A	550,335	10,154
*	Scientific Games Corp. Class A	687,131	9,998
	Weight Watchers International Inc.	341,467	9,957
*	Skechers U.S.A. Inc. Class A	332,345	9,774
*	Vail Resorts Inc.	251,937	9,523
*	OfficeMax Inc.	750,255	9,521
	NutriSystem Inc.	303,152	9,449
*	Jo-Ann Stores Inc.	259,925	9,420
	Interactive Data Corp.	369,499	9,348
	Scholastic Corp.	310,470	9,261
*	Morningstar Inc.	191,078	9,237
	Pool Corp.	480,781	9,173
*	Life Time Fitness Inc.	366,806	9,144
*,^	Under Armour Inc. Class A	333,903	9,106
*	Blue Nile Inc.	143,354	9,079
*	Saks Inc.	1,363,259	8,943

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Gaylord Entertainment Co.	452,060	8,928
*	Iconix Brand Group Inc.	705,430	8,924
	Bob Evans Farms Inc.	306,171	8,864
	Regis Corp.	562,228	8,754
*	Valassis Communications Inc.	475,528	8,683
	Monro Muffler Brake Inc.	257,863	8,623
	Ryland Group Inc.	432,229	8,515
*	PF Chang's China Bistro Inc.	222,690	8,442
	Cracker Barrel Old Country Store Inc.	222,211	8,442
*	HSN Inc.	416,783	8,415
*	Coinstar Inc.	300,350	8,344
*	Childrens Place Retail Stores Inc.	248,010	8,187
	American Greetings Corp. Class A	374,993	8,171
*	Exide Technologies	1,139,130	8,099
^	Buckle Inc.	272,750	7,986
*	AnnTaylor Stores Corp.	581,152	7,927
*	Timberland Co. Class A	436,068	7,819
	International Speedway Corp. Class A	266,588	7,584
*	JOS A Bank Clothiers Inc.	179,012	7,553
^	Barnes & Noble Inc.	393,395	7,502
*	ArvinMeritor Inc.	670,632	7,498
*	Orient-Express Hotels Ltd. Class A	738,538	7,489
*	CEC Entertainment Inc.	231,032	7,375
	National CineMedia Inc.	437,712	7,253
*	Helen of Troy Ltd.	294,953	7,215
*	Liz Claiborne Inc.	1,279,605	7,204
	Cato Corp. Class A	356,686	7,155
*	DSW Inc. Class A	274,181	7,096
*	Steak N Shake Co.	21,358	6,923
	Arbitron Inc.	290,103	6,794
*	Steven Madden Ltd.	164,272	6,775
*	Hibbett Sports Inc.	304,101	6,687
*	CTC Media Inc.	446,637	6,655
	Finish Line Inc. Class A	514,554	6,458
*	Live Nation Inc.	752,721	6,406
*	Pinnacle Entertainment Inc.	712,308	6,397
*	Lions Gate Entertainment Corp.	1,100,299	6,393
*	99 Cents Only Stores	465,752	6,087
*	Modine Manufacturing Co.	511,244	6,053
*	Penske Auto Group Inc.	392,974	5,965
*	Buffalo Wild Wings Inc.	146,916	5,916
*	Standard Pacific Corp.	1,577,106	5,898
	Unifirst Corp.	118,094	5,681
	Columbia Sportswear Co.	144,830	5,654
*	American Public Education Inc.	163,687	5,624
*	Group 1 Automotive Inc.	195,920	5,554
*	Sally Beauty Holdings Inc.	700,573	5,359
*	Papa John's International Inc.	229,113	5,352
*	Sonic Corp.	531,171	5,349
*,^	Cabela's Inc.	375,066	5,348
*	Domino's Pizza Inc.	632,998	5,305
*	True Religion Apparel Inc.	286,002	5,288
	Ameristar Casinos Inc.	345,301	5,259
*	Meritage Homes Corp.	270,255	5,224
*	Texas Roadhouse Inc. Class A	463,932	5,210
*	Fuel Systems Solutions Inc.	124,701	5,143
	Callaway Golf Co.	672,593	5,071
*	Universal Technical Institute Inc.	243,325	4,915
*	Genesco Inc.	175,506	4,819
*	Interval Leisure Group Inc.	382,361	4,768
*	Boyd Gaming Corp.	562,496	4,708
	Stage Stores Inc.	369,882	4,572
	Harte-Hanks Inc.	413,729	4,460
*	Clear Channel Outdoor Holdings Inc. Class A	422,556	4,390

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Pre-Paid Legal Services Inc.	106,177	4,362
	National Presto Industries Inc.	39,728	4,339
*	Steiner Leisure Ltd.	108,806	4,326
	PetMed Express Inc.	242,157	4,269
*	Ruby Tuesday Inc.	584,939	4,212
*	Ticketmaster Entertainment Inc.	337,613	4,126
	Fred's Inc. Class A	403,987	4,121
	CKE Restaurants Inc.	477,137	4,037
	Stewart Enterprises Inc. Class A	781,091	4,023
*	Lumber Liquidators Inc.	146,800	3,934
*	American Axle & Manufacturing Holdings Inc.	484,790	3,888
	Belo Corp. Class A	710,979	3,868
	Brown Shoe Co. Inc.	385,293	3,803
*	Coldwater Creek Inc.	852,132	3,800
*	CROCS Inc.	651,596	3,747
*	La-Z-Boy Inc.	391,902	3,735
*	Federal Mogul Corp.	209,998	3,633
	Superior Industries International Inc.	233,983	3,580
*	EW Scripps Co. Class A	507,172	3,530
*	Wet Seal Inc. Class A	1,019,439	3,517
^	Sturm Ruger & Co. Inc.	361,833	3,510
	Ethan Allen Interiors Inc.	259,903	3,488
*	Landry's Restaurants Inc.	161,465	3,438
	Cinemark Holdings Inc.	237,872	3,418
	PEP Boys-Manny Moe & Jack	401,038	3,393
*	Ulta Salon Cosmetics & Fragrance Inc.	186,512	3,387
*	Pier 1 Imports Inc.	661,484	3,367
*	RCN Corp.	310,011	3,364
	News Corp. Class B	211,134	3,361
*	DineEquity Inc.	138,371	3,361
*	hhgregg Inc.	151,498	3,337
*	Shuffle Master Inc.	404,554	3,334
*	Shutterfly Inc.	185,132	3,297
*	Peet's Coffee & Tea Inc.	98,211	3,273
*	Drew Industries Inc.	158,131	3,265
*	America's Car-Mart Inc.	121,756	3,206
*	Winnebago Industries	261,087	3,185
	Systemax Inc.	198,356	3,116
*	California Pizza Kitchen Inc.	230,255	3,097
	Big 5 Sporting Goods Corp.	177,707	3,053
*	K12 Inc.	147,053	2,981
*	Quiksilver Inc.	1,474,234	2,978
*	Furniture Brands International Inc.	544,538	2,973
*	Rentrak Corp.	168,229	2,973
	Sonic Automotive Inc. Class A	284,359	2,954
*	HOT Topic Inc.	458,496	2,916
	World Wrestling Entertainment Inc. Class A	189,947	2,912
*	Citi Trends Inc.	105,303	2,908
*	Drugstore.Com Inc.	940,106	2,905
*	Asbury Automotive Group Inc.	249,236	2,874
	Churchill Downs Inc.	74,749	2,792
*	CKX Inc.	519,044	2,735
*	Knology Inc.	249,369	2,731
*	Core-Mark Holding Co. Inc.	82,567	2,721
*	Maidenform Brands Inc.	162,202	2,707
	Lennar Corp. Class B	273,234	2,689
*	Denny's Corp.	1,225,734	2,684
*	Stein Mart Inc.	242,096	2,581
*	Unifi Inc.	664,777	2,579
	K-Swiss Inc. Class A	257,732	2,562
*	Jakks Pacific Inc.	208,135	2,523
*	G-III Apparel Group Ltd.	115,531	2,504
*,^	Fuqi International Inc.	139,200	2,499
*	Mediacom Communications Corp. Class A	551,412	2,465

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Kirkland's Inc.	141,488	2,458
*	Carmike Cinemas Inc.	322,803	2,440
*	BJ's Restaurants Inc.	129,437	2,436
	Christopher & Banks Corp.	312,954	2,385
*	Lincoln Educational Services Corp.	108,623	2,354
*	Ascent Media Corp. Class A	92,159	2,353
*,^	Hovnanian Enterprises Inc. Class A	608,874	2,338
*	FGX International Holdings Ltd.	117,538	2,303
*	Standard Motor Products Inc.	268,318	2,286
*	Beazer Homes USA Inc.	468,529	2,268
	CPI Corp.	179,139	2,200
*	Retail Ventures Inc.	245,574	2,183
	Oxford Industries Inc.	105,094	2,173
*	Pacific Sunwear Of California	546,035	2,173
	Blyth Inc.	64,256	2,167
*	Select Comfort Corp.	330,928	2,158
*	Warner Music Group Corp.	377,980	2,139
*	Alloy Inc.	273,701	2,129
*	Red Robin Gourmet Burgers Inc.	116,915	2,093
*	Universal Electronics Inc.	89,157	2,070
	Sinclair Broadcast Group Inc. Class A	509,071	2,052
	Marcus Corp.	158,407	2,031
	Journal Communications Inc. Class A	516,521	2,009
*	Perry Ellis International Inc.	133,406	2,009
	Speedway Motorsports Inc.	113,802	2,005
*	RC2 Corp.	134,965	1,991
*	Cavco Industries Inc.	55,249	1,985
*	Steinway Musical Instruments	123,485	1,965
	Movado Group Inc.	199,207	1,936
*	iRobot Corp.	109,584	1,929
*,^	Smith & Wesson Holding Corp.	464,251	1,899
*	Volcom Inc.	113,309	1,897
*,^	Talbots Inc.	209,215	1,864
*	Zumiez Inc.	139,812	1,778
*	Grand Canyon Education Inc.	93,315	1,774
	Hooker Furniture Corp.	136,848	1,693
*	Bridgepoint Education Inc.	112,267	1,686
*	Stanley Furniture Co. Inc.	165,753	1,682
*	Amerigon Inc.	207,529	1,648
*	American Apparel Inc.	530,580	1,645
*,^	Overstock.com Inc.	119,661	1,623
*	AH Belo Corp. Class A	277,542	1,599
*	ChinaCast Education Corp.	211,254	1,597
*	Stoneridge Inc.	175,974	1,586
	Cherokee Inc.	88,963	1,585
*	Learning Tree International Inc.	132,563	1,583
*	Dorman Products Inc.	100,818	1,579
	Ambassadors Group Inc.	116,150	1,544
*	Orbitz Worldwide Inc.	210,010	1,541
*	LIN TV Corp. Class A	340,625	1,519
*	Stamps.com Inc.	166,619	1,500
*	Dolan Media Co.	146,273	1,493
*	Midas Inc.	175,520	1,483
	Weyco Group Inc.	62,203	1,470
*	Rex Stores Corp.	102,859	1,446
*	Arctic Cat Inc.	156,375	1,432
*	Youbet.com Inc.	494,681	1,420
*	Martha Stewart Living Omnimedia Class A	281,087	1,389
*	Famous Dave's Of America Inc.	228,486	1,382
	Haverty Furniture Cos. Inc.	100,210	1,376
*	Hawk Corp. Class A	77,622	1,367
*	Leapfrog Enterprises Inc.	341,837	1,337
	Bebe Stores Inc.	212,738	1,334
^	Bon-Ton Stores Inc.	135,855	1,333

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	O'Charleys Inc.	203,105	1,330
*	Audiovox Corp. Class A	183,839	1,303
*	AFC Enterprises Inc.	159,071	1,298
	Spartan Motors Inc.	230,153	1,296
*	Krispy Kreme Doughnuts Inc.	437,188	1,290
*	Carriage Services Inc. Class A	327,537	1,287
	Jackson Hewitt Tax Service Inc.	292,493	1,287
*	Monarch Casino & Resort Inc.	150,360	1,218
*,^	Blockbuster Inc. Class A	1,805,063	1,209
*	Radio One Inc.	413,901	1,200
*	Isle of Capri Casinos Inc.	159,746	1,195
*,^	Quantum Fuel Systems Technologies Worldwide Inc.	1,074,350	1,193
	CSS Industries Inc.	61,265	1,191
*	Strattec Security Corp.	63,845	1,181
*	Multimedia Games Inc.	193,582	1,163
*	Kid Brands Inc.	262,535	1,150
*	Gaiam Inc. Class A	143,140	1,101
*	Shoe Carnival Inc.	53,653	1,098
*	Zale Corp.	398,010	1,083
*	Sealy Corp.	337,861	1,068
*	Jamba Inc.	631,292	1,061
*	M/I Homes Inc.	101,098	1,050
*	Daily Journal Corp.	17,529	1,039
^	McClatchy Co. Class A	293,281	1,038
*	Playboy Enterprises Inc. Class B	323,841	1,036
*,^	Brookfield Homes Corp.	128,917	1,031
*	Mac-Gray Corp.	98,737	1,017
*	Rubio's Restaurants Inc.	137,023	988
*	New York & Co. Inc.	229,181	983
*	MarineMax Inc.	101,965	937
*	Destination Maternity Corp.	49,107	933
*	Lithia Motors Inc. Class A	111,514	917
*	Princeton Review Inc.	222,028	901
*	Kenneth Cole Productions Inc. Class A	92,292	891
*	Lee Enterprises Inc.	248,140	861
*	Navarre Corp.	393,529	834
*	Cache Inc.	174,683	798
*	Morgans Hotel Group Co.	176,057	798
	Primedia Inc.	219,286	792
	Dover Downs Gaming & Entertainment Inc.	207,664	785
*	Cumulus Media Inc. Class A	338,403	772
*	West Marine Inc.	91,940	741
*	Entercom Communications Corp. Class A	102,829	727
	Heelys Inc.	318,703	695
*	Red Lion Hotels Corp.	139,613	690
*,^	Raser Technologies Inc.	556,080	690
	Skyline Corp.	36,907	679
	Marine Products Corp.	136,760	674
*	Fisher Communications Inc.	41,340	672
*	Empire Resorts Inc.	313,271	661
*	Media General Inc. Class A	83,292	653
*	Outdoor Channel Holdings Inc.	108,351	628
	Books-A-Million Inc.	90,159	606
*	Great Wolf Resorts Inc.	248,722	589
*	McCormick & Schmick's Seafood Restaurants Inc.	83,802	583
*	1-800-Flowers.com Inc. Class A	210,760	559
*	Saga Communications Inc. Class A	44,130	554
*	Carrols Restaurant Group Inc.	77,058	545
*	Build-A-Bear Workshop Inc.	110,728	541
*	dELiA*s Inc.	276,488	517
*	Bassett Furniture Industries Inc.	144,672	509
*	Hastings Entertainment Inc.	110,957	495
*	Johnson Outdoors Inc. Class A	48,063	470
*	Harris Interactive Inc.	388,366	462

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Salem Communications Corp. Class A	75,777	454
*	Entravision Communications Corp. Class A	131,331	447
*	Luby's Inc.	120,681	444
	Dover Motorsports Inc.	204,207	427
*	MAXXAM Inc.	162	422
	Hallwood Group Inc.	10,700	415
*	Borders Group Inc.	337,189	398
*	Lifetime Brands Inc.	55,386	396
*	Morton's Restaurant Group Inc.	133,881	390
*	Wonder Auto Technology Inc.	32,879	387
*	Duckwall-ALCO Stores Inc.	23,363	359
*	Gander Mountain Co.	68,721	350
*	Benihana Inc. Class A	92,072	349
*	Century Casinos Inc.	129,286	348
*	Town Sports International Holdings Inc.	146,010	340
*,^	Conn's Inc.	56,748	331
*	Emerson Radio Corp.	135,771	320
*	Rick's Cabaret International Inc.	36,817	315
*	Reading International Inc. Class A	75,263	305
*	Premier Exhibitions Inc.	209,740	304
*	Bluegreen Corp.	125,143	303
*	Nautilus Inc.	141,505	287
*	MTR Gaming Group Inc.	208,151	271
*	Beasley Broadcasting Group Inc. Class A	75,914	269
*	EDCI Holdings Inc.	45,540	267
*	Tuesday Morning Corp.	101,677	262
*	Spanish Broadcasting System Inc.	320,397	250
*	Trans World Entertainment	160,982	243
*	LodgeNet Interactive Corp.	43,500	241
*	Private Media Group Inc.	377,589	238
*	Hollywood Media Corp.	166,237	233
*	Joe's Jeans Inc.	171,820	232
	Aaron's Inc. Class A	10,125	231
*	Lakes Entertainment Inc.	90,056	226
*	Nexstar Broadcasting Group Inc. Class A	55,775	226
*	Escalade Inc.	92,811	223
*	Dixie Group Inc.	80,217	217
*	China Automotive Systems Inc.	10,628	199
*	Shiloh Industries Inc.	36,486	193
*	Canterbury Park Holding Corp.	24,400	176
*	Cost Plus Inc.	170,645	174
*	Blockbuster Inc. Class B	280,668	166
	Frisch's Restaurants Inc.	6,687	159
*	Benihana Inc. Class A	37,839	159
*	ante4 Inc.	132,858	137
*	Palm Harbor Homes Inc.	65,633	136
*	AC Moore Arts & Crafts Inc.	46,071	135
*	Valuevision Media Inc. Class A	26,226	126
*	Sport Chalet Inc. Class A	61,400	110
*	SORL Auto Parts Inc.	11,323	97
*	Atrinsic Inc.	144,106	95
*	Lodgian Inc.	62,056	92
*	Casual Male Retail Group Inc.	37,355	87
	Gaming Partners International Corp.	13,554	76
*	Hovnanian Enterprises Inc. Class B	19,300	74
*	4Kids Entertainment Inc.	41,636	66
*,^	Orleans Homebuilders Inc.	37,570	61
*	Craftmade International Inc.	30,460	58
*	Tandy Brands Accessories Inc.	17,002	49
*	Gray Television Inc.	32,600	49
*	Lazare Kaplan International Inc.	15,258	38
*	VCG Holding Corp.	17,600	37
*	Nobel Learning Communities Inc.	3,308	25
*	Delta Apparel Inc.	1,600	17

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*,^	RHI Entertainment Inc.	48,739	15
*	SPAR Group Inc.	16,174	13
*	Emmis Communications Corp. Class A	6,535	8
*	Crown Media Holdings Inc. Class A	3,800	5
*	Sport Chalet Inc. Class B	1,825	4
*	Global Traffic Network Inc.	300	1
*	Krispy Kreme Doughnuts Inc. Warrants Exp. 3/2/12	9,739	1
	Educational Development Corp.	3	—
			12,266,834
Consumer Staples (9.8%)
	Procter & Gamble Co.	28,587,234	1,733,244
	Wal-Mart Stores Inc.	22,896,854	1,223,837
	Coca-Cola Co.	20,426,251	1,164,296
	PepsiCo Inc.	15,258,225	927,700
	Philip Morris International Inc.	18,945,106	912,965
	CVS Caremark Corp.	14,134,327	455,267
	Colgate-Palmolive Co.	4,881,426	401,009
	Altria Group Inc.	20,285,927	398,213
	Kraft Foods Inc.	14,445,019	392,616
	Walgreen Co.	9,718,885	356,877
	Kimberly-Clark Corp.	4,059,399	258,624
	Costco Wholesale Corp.	4,259,002	252,005
	General Mills Inc.	3,188,187	225,756
	Archer-Daniels-Midland Co.	5,659,076	177,186
	Sysco Corp.	5,788,169	161,721
	Kellogg Co.	2,624,625	139,630
	HJ Heinz Co.	3,090,923	132,168
	Avon Products Inc.	4,186,865	131,886
	Lorillard Inc.	1,618,788	129,875
	Kroger Co.	6,070,073	124,619
	ConAgra Foods Inc.	4,348,138	100,225
	Reynolds American Inc.	1,714,009	90,791
	Mead Johnson Nutrition Co. Class A	2,006,514	87,685
	Safeway Inc.	4,083,746	86,943
	Clorox Co.	1,366,467	83,354
	Bunge Ltd.	1,299,574	82,952
	Sara Lee Corp.	6,480,876	78,937
	JM Smucker Co.	1,166,227	72,015
	Dr Pepper Snapple Group Inc.	2,491,879	70,520
	Campbell Soup Co.	2,061,105	69,665
	Molson Coors Brewing Co. Class B	1,489,620	67,271
	Coca-Cola Enterprises Inc.	2,870,895	60,863
	Hershey Co.	1,551,554	55,530
	Pepsi Bottling Group Inc.	1,479,590	55,485
	Estee Lauder Cos. Inc. Class A	1,105,851	53,479
	McCormick & Co. Inc.	1,161,601	41,969
	Brown-Forman Corp. Class B	780,176	41,794
	Church & Dwight Co. Inc.	689,505	41,681
*	Energizer Holdings Inc.	647,210	39,661
*	Whole Foods Market Inc.	1,379,465	37,866
	Tyson Foods Inc. Class A	2,862,952	35,128
*	Ralcorp Holdings Inc.	556,115	33,206
*	Dean Foods Co.	1,767,636	31,888
*	Constellation Brands Inc. Class A	1,935,535	30,833
*	Hansen Natural Corp.	757,319	29,081
*	Green Mountain Coffee Roasters Inc.	341,974	27,861
	Hormel Foods Corp.	724,348	27,851
	SUPERVALU Inc.	2,078,464	26,417
	Alberto-Culver Co. Class B	866,887	25,391
	Herbalife Ltd.	606,234	24,595
*	NBTY Inc.	546,936	23,814
*	Smithfield Foods Inc.	1,460,503	22,185
	Del Monte Foods Co.	1,943,734	22,042
	Corn Products International Inc.	732,913	21,423

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Flowers Foods Inc.	814,366	19,349
*	Central European Distribution Corp.	640,587	18,199
	PepsiAmericas Inc.	612,498	17,922
*	BJ's Wholesale Club Inc.	546,301	17,870
	Casey's General Stores Inc.	501,530	16,009
*	Chattem Inc.	168,169	15,690
	Nu Skin Enterprises Inc. Class A	494,443	13,286
*	TreeHouse Foods Inc.	311,977	12,123
	Universal Corp.	243,944	11,126
*	United Natural Foods Inc.	403,610	10,793
	Ruddick Corp.	407,754	10,492
*	Fresh Del Monte Produce Inc.	438,214	9,685
	Lancaster Colony Corp.	193,832	9,633
*	Rite Aid Corp.	6,122,836	9,245
	Sanderson Farms Inc.	197,531	8,328
*	Chiquita Brands International Inc.	439,681	7,932
*	Bare Escentuals Inc.	630,709	7,714
*	Darling International Inc.	920,244	7,712
	Diamond Foods Inc.	193,634	6,882
*	Hain Celestial Group Inc.	383,052	6,516
	Lance Inc.	247,319	6,504
	Vector Group Ltd.	452,665	6,337
	Nash Finch Co.	162,418	6,024
*	American Italian Pasta Co.	171,010	5,949
	Tootsie Roll Industries Inc.	202,428	5,542
*	Winn-Dixie Stores Inc.	525,936	5,280
	J&J Snack Foods Corp.	130,736	5,224
	Cal-Maine Foods Inc.	152,051	5,182
	WD-40 Co.	150,554	4,872
*	Boston Beer Co. Inc. Class A	101,619	4,735
*	Medifast Inc.	146,148	4,469
*,^	Great Atlantic & Pacific Tea Co.	365,885	4,314
	Andersons Inc.	157,133	4,057
	Weis Markets Inc.	110,374	4,013
*	Heckmann Corp.	803,700	4,010
*	Alliance One International Inc.	781,949	3,816
*,^	American Dairy Inc.	169,282	3,670
*	Central Garden and Pet Co. Class A	365,851	3,637
	Coca-Cola Bottling Co. Consolidated	62,081	3,354
*	Smart Balance Inc.	541,715	3,250
	Spartan Stores Inc.	222,053	3,173
*	Revlon Inc. Class A	185,262	3,151
*	Zhongpin Inc.	191,700	2,992
	Pricesmart Inc.	144,762	2,959
	B&G Foods Inc. Class A	320,643	2,943
*	USANA Health Sciences Inc.	91,127	2,907
*	Elizabeth Arden Inc.	195,175	2,818
*	Pantry Inc.	190,350	2,587
*	John B. Sanfilippo & Son Inc.	164,300	2,557
*	Central Garden and Pet Co.	230,992	2,472
	Village Super Market Inc. Class A	80,734	2,206
	Imperial Sugar Co.	125,312	2,185
*,^	American Oriental Bioengineering Inc.	468,045	2,176
*	Prestige Brands Holdings Inc.	276,462	2,173
*,^	China Sky One Medical Inc.	78,791	1,792
*	Nutraceutical International Corp.	123,859	1,532
	Calavo Growers Inc.	88,600	1,506
	Tasty Baking Co.	220,008	1,481
	Oil-Dri Corp. of America	95,475	1,480
*	Physicians Formula Holdings Inc.	545,642	1,479
	Ingles Markets Inc. Class A	91,382	1,383
*,^	Lifeway Foods Inc.	110,761	1,316
*	Reddy Ice Holdings Inc.	293,594	1,260
	Schiff Nutrition International Inc.	158,625	1,240

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	National Beverage Corp.	85,259	1,182
	Arden Group Inc.	10,399	994
	Inter Parfums Inc.	81,167	988
	Alico Inc.	34,069	970
	Farmer Bros Co.	38,062	751
	Mannatech Inc.	212,372	663
*	Seneca Foods Corp. Class A	27,524	657
	Griffin Land & Nurseries Inc.	21,072	614
*	Female Health Co.	105,927	501
*	Omega Protein Corp.	112,817	492
	Reliv International Inc.	146,063	479
*	MGP Ingredients Inc.	55,744	426
*	Inventure Group Inc.	143,402	338
*,^	Star Scientific Inc.	423,326	296
*	Harbinger Group Inc.	41,705	293
*	Susser Holdings Corp.	33,174	285
*	Parlux Fragrances Inc.	120,858	249
*,^	AgFeed Industries Inc.	49,527	248
*	HQ Sustainable Maritime Industries Inc.	11,959	84
*	Vermont Pure Holdings Ltd.	33,000	20
*	Jones Soda Co.	25,244	11
			11,792,949
Energy (11.0%)
	Exxon Mobil Corp.	47,065,421	3,209,391
	Chevron Corp.	19,640,954	1,512,157
	Schlumberger Ltd.	11,730,954	763,568
	ConocoPhillips	13,796,735	704,599
	Occidental Petroleum Corp.	7,940,419	645,953
	Apache Corp.	3,288,176	339,241
	Devon Energy Corp.	4,129,076	303,487
	Anadarko Petroleum Corp.	4,803,970	299,864
	Halliburton Co.	8,830,936	265,723
*	Transocean Ltd.	3,144,267	260,345
	XTO Energy Inc.	5,398,071	251,172
	EOG Resources Inc.	2,467,382	240,076
	Marathon Oil Corp.	6,931,143	216,390
	National Oilwell Varco Inc.	4,095,677	180,578
	Hess Corp.	2,882,748	174,406
*	Southwestern Energy Co.	3,373,790	162,617
	Chesapeake Energy Corp.	5,969,852	154,500
	Spectra Energy Corp.	6,334,412	129,919
*	Weatherford International Ltd.	7,125,592	127,619
	Baker Hughes Inc.	3,039,131	123,024
	Noble Energy Inc.	1,700,819	121,132
	Williams Cos. Inc.	5,717,965	120,535
	Peabody Energy Corp.	2,621,243	118,506
	Noble Corp.	2,563,708	104,343
*	Cameron International Corp.	2,398,265	100,247
	Murphy Oil Corp.	1,776,888	96,307
	Valero Energy Corp.	5,521,772	92,490
	Consol Energy Inc.	1,771,835	88,237
	Range Resources Corp.	1,542,532	76,895
*	Ultra Petroleum Corp.	1,484,970	74,041
*	Petrohawk Energy Corp.	2,950,697	70,787
*	FMC Technologies Inc.	1,201,353	69,486
	El Paso Corp.	6,877,129	67,602
	Diamond Offshore Drilling Inc.	681,731	67,096
	Smith International Inc.	2,424,316	65,869
*	Newfield Exploration Co.	1,300,959	62,745
*	Nabors Industries Ltd.	2,787,143	61,011
	Pioneer Natural Resources Co.	1,128,386	54,354
*	Pride International Inc.	1,701,556	54,297
	BJ Services Co.	2,865,468	53,298
*	Alpha Natural Resources Inc.	1,176,434	51,034

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Cabot Oil & Gas Corp.	1,017,357	44,347
	Cimarex Energy Co.	818,649	43,364
	Helmerich & Payne Inc.	1,034,891	41,271
*	Kinder Morgan Management LLC	739,203	40,390
	EXCO Resources Inc.	1,761,842	37,404
*	Plains Exploration & Production Co.	1,345,463	37,216
*	Denbury Resources Inc.	2,449,104	36,247
*	Whiting Petroleum Corp.	499,354	35,679
	Arch Coal Inc.	1,595,514	35,500
	Massey Energy Co.	839,769	35,279
*	Oceaneering International Inc.	538,333	31,503
	Sunoco Inc.	1,146,221	29,916
*	Concho Resources Inc.	630,182	28,295
*	Dresser-Rand Group Inc.	808,804	25,566
	Core Laboratories NV	214,264	25,309
*	Rowan Cos. Inc.	1,117,758	25,306
	Southern Union Co.	1,095,889	24,877
*	Encore Acquisition Co.	518,021	24,875
	Tidewater Inc.	507,941	24,356
*	Forest Oil Corp.	1,048,767	23,335
	Patterson-UTI Energy Inc.	1,510,409	23,185
*	Atlas Energy Inc.	730,189	22,030
	St Mary Land & Exploration Co.	613,536	21,007
*	Atwood Oceanics Inc.	568,134	20,368
*	Oil States International Inc.	488,205	19,182
*	Unit Corp.	444,041	18,872
*	Superior Energy Services Inc.	769,903	18,701
	Tesoro Corp.	1,369,537	18,557
*	Comstock Resources Inc.	457,045	18,542
*	Quicksilver Resources Inc.	1,165,724	17,498
*	Dril-Quip Inc.	307,352	17,359
*	Arena Resources Inc.	377,626	16,283
^	World Fuel Services Corp.	554,430	14,853
*	SEACOR Holdings Inc.	188,285	14,357
*	Continental Resources Inc.	333,282	14,294
*	SandRidge Energy Inc.	1,511,130	14,250
*	Brigham Exploration Co.	973,747	13,194
	CARBO Ceramics Inc.	192,403	13,116
*	Patriot Coal Corp.	844,186	13,051
*	Exterran Holdings Inc.	585,273	12,554
*	Bill Barrett Corp.	401,900	12,503
	Frontier Oil Corp.	1,032,281	12,429
*	Mariner Energy Inc.	1,000,924	11,621
*	Gran Tierra Energy Inc.	2,021,499	11,583
*	Helix Energy Solutions Group Inc.	965,150	11,341
	Overseas Shipholding Group Inc.	250,669	11,017
	Holly Corp.	420,880	10,787
*	Key Energy Services Inc.	1,224,629	10,765
	Lufkin Industries Inc.	146,703	10,739
*	Bristow Group Inc.	274,968	10,573
	Berry Petroleum Co. Class A	357,135	10,410
*	Rosetta Resources Inc.	515,993	10,284
	Penn Virginia Corp.	447,093	9,519
*	Tetra Technologies Inc.	828,081	9,175
*	ION Geophysical Corp.	1,510,756	8,944
*	CNX Gas Corp.	299,111	8,830
*	Swift Energy Co.	359,154	8,605
*,^	ATP Oil & Gas Corp.	444,344	8,123
*	Willbros Group Inc.	442,929	7,472
*	Cal Dive International Inc.	980,770	7,415
*	Cobalt International Energy Inc.	530,539	7,343
*	Global Industries Ltd.	1,014,126	7,231
*	McMoRan Exploration Co.	893,252	7,164
*	Stone Energy Corp.	395,341	7,136

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Complete Production Services Inc.	527,255	6,854
*	Hercules Offshore Inc.	1,418,525	6,781
*	BPZ Resources Inc.	710,839	6,753
*	Carrizo Oil & Gas Inc.	247,086	6,545
*	Contango Oil & Gas Co.	138,375	6,505
*,^	Goodrich Petroleum Corp.	246,618	6,005
*	Enbridge Energy Management LLC	112,972	6,001
*	International Coal Group Inc.	1,527,402	5,896
*	Hornbeck Offshore Services Inc.	240,946	5,609
*	James River Coal Co.	288,220	5,341
*	Gulfmark Offshore Inc.	188,349	5,332
*	Parker Drilling Co.	938,870	4,647
*	Clean Energy Fuels Corp.	287,440	4,429
	General Maritime Corp.	628,496	4,393
*	Petroquest Energy Inc.	699,972	4,291
	Energy XXI Bermuda Ltd.	1,854,152	4,283
*	Tesco Corp.	329,729	4,257
*	USEC Inc.	1,077,636	4,149
*	Pioneer Drilling Co.	518,165	4,094
*	Venoco Inc.	303,329	3,955
*	Oilsands Quest Inc.	3,280,419	3,772
*	Rex Energy Corp.	302,894	3,635
	W&T Offshore Inc.	300,052	3,511
*	Newpark Resources Inc.	810,607	3,429
*	Western Refining Inc.	681,502	3,210
*,^	GMX Resources Inc.	213,629	2,935
	Gulf Island Fabrication Inc.	135,635	2,852
*	Matrix Service Co.	256,402	2,731
*	Syntroleum Corp.	1,002,206	2,666
*	CVR Energy Inc.	387,871	2,661
	RPC Inc.	249,492	2,595
*	Delta Petroleum Corp.	2,437,851	2,535
*	Seahawk Drilling Inc.	109,047	2,458
*	Gulfport Energy Corp.	196,120	2,246
*	Petroleum Development Corp.	121,125	2,206
	Vaalco Energy Inc.	480,437	2,186
*,^	Rentech Inc.	1,742,563	2,143
*	Kodiak Oil & Gas Corp.	943,216	2,094
*	T-3 Energy Services Inc.	81,918	2,089
*	Basic Energy Services Inc.	227,391	2,024
*	Superior Well Services Inc.	135,288	1,929
*	Harvest Natural Resources Inc.	355,919	1,883
*	Warren Resources Inc.	764,545	1,873
*	Boots & Coots Inc.	1,104,050	1,822
*	Northern Oil And Gas Inc.	149,861	1,774
*	Clayton Williams Energy Inc.	49,351	1,729
*	Dawson Geophysical Co.	73,070	1,689
*	Natural Gas Services Group Inc.	88,753	1,673
*	Allis-Chalmers Energy Inc.	442,100	1,667
*	Bolt Technology Corp.	145,926	1,608
*	PHI Inc.	73,329	1,518
*	Endeavour International Corp.	1,343,433	1,451
*	Abraxas Petroleum Corp.	699,109	1,342
	Toreador Resources Corp.	131,828	1,305
*,^	GeoGlobal Resources Inc.	606,152	1,261
	Panhandle Oil and Gas Inc. Class A	48,390	1,253
*	OYO Geospace Corp.	29,119	1,249
	Crosstex Energy Inc.	205,008	1,240
*	Double Eagle Petroleum Co.	269,916	1,166
*	Gastar Exploration Ltd.	225,822	1,082
*,^	Uranium Energy Corp.	278,949	1,054
*	Bronco Drilling Co. Inc.	203,834	1,033
*	Vantage Drilling Co.	578,613	932
*	CREDO Petroleum Corp.	99,730	928

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Westmoreland Coal Co.	100,888	899
	Alon USA Energy Inc.	126,318	864
*	Callon Petroleum Co.	562,840	844
*	Trico Marine Services Inc.	176,598	802
*	Cheniere Energy Inc.	330,347	799
*	FX Energy Inc.	276,830	789
*	Union Drilling Inc.	122,287	764
*	RAM Energy Resources Inc.	346,770	711
	Delek US Holdings Inc.	103,300	703
*	American Oil & Gas Inc.	164,934	693
*	Pacific Ethanol Inc.	907,372	653
*	ENGlobal Corp.	208,115	651
*,^	Verenium Corp.	115,082	518
*	Gasco Energy Inc.	943,505	500
*,^	Sulphco Inc.	705,765	473
	Houston American Energy Corp.	71,432	440
*,^	Isramco Inc.	5,663	405
*	Mitcham Industries Inc.	54,753	404
*,^	Tri-Valley Corp.	194,425	379
*	Georesources Inc.	27,545	376
*,^	NGAS Resources Inc.	180,751	305
*	Approach Resources Inc.	37,965	293
*	Barnwell Industries Inc.	62,895	283
*	Cano Petroleum Inc.	227,791	223
*	National Coal Corp.	258,584	215
*,^	BMB Munai Inc.	186,214	214
*,^	Evergreen Energy Inc.	496,824	170
*	Meridian Resource Corp.	633,127	165
*	GeoMet Inc.	94,535	138
*	Hyperdynamics Corp.	150,940	131
*	Geokinetics Inc.	13,371	129
*	HKN Inc.	34,414	126
*	Uranium Resources Inc.	114,096	88
*	Cubic Energy Inc.	16,688	25
*	TGC Industries Inc.	3,940	15
*	Evolution Petroleum Corp.	2,100	9
			13,166,993
Financials (15.3%)
	JPMorgan Chase & Co.	38,513,625	1,604,863
	Wells Fargo & Co.	47,568,767	1,283,881
	Bank of America Corp.	84,729,207	1,276,022
	Goldman Sachs Group Inc.	4,756,446	803,078
	Citigroup Inc.	207,601,896	687,162
	American Express Co.	10,481,840	424,724
	US Bancorp	18,724,920	421,498
	Morgan Stanley	11,979,941	354,606
	Bank of New York Mellon Corp.	11,779,929	329,485
	MetLife Inc.	8,017,406	283,415
	Travelers Cos. Inc.	5,558,479	277,146
*	Berkshire Hathaway Inc. Class B	83,525	274,463
	PNC Financial Services Group Inc.	4,518,788	238,547
	Prudential Financial Inc.	4,514,909	224,662
	Simon Property Group Inc.	2,790,896	222,713
	Aflac Inc.	4,578,696	211,765
	State Street Corp.	4,842,789	210,855
	CME Group Inc.	585,476	196,691
	Charles Schwab Corp.	9,663,555	181,868
	Capital One Financial Corp.	4,455,766	170,834
	BB&T Corp.	6,675,120	169,348
	Chubb Corp.	3,426,791	168,530
	Franklin Resources Inc.	1,579,028	166,351
	ACE Ltd.	3,292,270	165,930
	Allstate Corp.	4,990,545	149,916
	T Rowe Price Group Inc.	2,508,359	133,570

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Loews Corp.	3,396,650	123,468
*	Progressive Corp.	6,323,751	113,764
	Marsh & McLennan Cos. Inc.	5,138,051	113,448
	Northern Trust Corp.	2,130,852	111,657
	Vornado Realty Trust	1,589,957	111,202
	Public Storage	1,246,189	101,502
	SunTrust Banks Inc.	4,893,350	99,286
	Ameriprise Financial Inc.	2,502,412	97,144
	Invesco Ltd.	4,077,909	95,790
	AON Corp.	2,422,015	92,860
	Annaly Capital Management Inc.	5,340,598	92,659
	Boston Properties Inc.	1,358,697	91,128
	Equity Residential	2,685,908	90,730
	Hartford Financial Services Group Inc.	3,767,230	87,626
	HCP Inc.	2,850,927	87,067
*	Berkshire Hathaway Inc. Class A	848	84,122
	Discover Financial Services	5,266,586	77,471
	Principal Financial Group Inc.	3,127,658	75,189
	Lincoln National Corp.	2,962,494	73,707
	Fifth Third Bancorp	7,409,526	72,243
	Host Hotels & Resorts Inc.	6,084,934	71,011
*	IntercontinentalExchange Inc.	610,135	68,518
	Ventas Inc.	1,535,479	67,162
	NYSE Euronext	2,550,840	64,536
	AvalonBay Communities Inc.	783,827	64,360
	Hudson City Bancorp Inc.	4,627,310	63,533
	Unum Group	3,252,019	63,479
	Regions Financial Corp.	11,652,848	61,644
	XL Capital Ltd. Class A	3,358,589	61,563
	Plum Creek Timber Co. Inc.	1,597,332	60,315
	ProLogis	4,346,801	59,508
	New York Community Bancorp Inc.	3,944,994	57,242
	People's United Financial Inc.	3,415,880	57,045
*	Genworth Financial Inc. Class A	4,721,217	53,586
	Kimco Realty Corp.	3,943,015	53,349
	Moody's Corp.	1,970,313	52,804
	BlackRock Inc.	224,857	52,212
	Health Care REIT Inc.	1,174,868	52,070
*	SLM Corp.	4,587,372	51,700
	Everest Re Group Ltd.	597,183	51,167
^	M&T Bank Corp.	752,578	50,340
*	TD Ameritrade Holding Corp.	2,586,845	50,133
	PartnerRe Ltd.	658,739	49,181
	KeyCorp	8,615,879	47,818
*	Leucadia National Corp.	1,911,701	45,479
	Comerica Inc.	1,481,708	43,814
	Willis Group Holdings Ltd.	1,650,125	43,530
	Legg Mason Inc.	1,399,951	42,223
	Federal Realty Investment Trust	598,052	40,500
	Cincinnati Financial Corp.	1,516,104	39,783
	SL Green Realty Corp.	754,220	37,892
	Axis Capital Holdings Ltd.	1,327,504	37,714
	Nationwide Health Properties Inc.	1,053,905	37,076
	AMB Property Corp.	1,435,498	36,677
	Digital Realty Trust Inc.	710,363	35,717
	Torchmark Corp.	812,640	35,716
*,^	American International Group Inc.	1,189,264	35,654
	Liberty Property Trust	1,094,959	35,050
	WR Berkley Corp.	1,414,603	34,856
	Assurant Inc.	1,157,861	34,134
	Reinsurance Group of America Inc. Class A	714,635	34,052
	Macerich Co.	926,167	33,296
	Eaton Vance Corp.	1,089,224	33,123
	Rayonier Inc.	777,922	32,797

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

		Market
		Value
	Shares	($000)
RenaissanceRe Holdings Ltd.	612,170	32,537
* CB Richard Ellis Group Inc. Class A	2,382,917	32,336
* MSCI Inc. Class A	983,712	31,282
* Markel Corp.	91,599	31,144
HCC Insurance Holdings Inc.	1,101,494	30,809
Regency Centers Corp.	866,318	30,373
* Arch Capital Group Ltd.	418,961	29,977
First American Corp.	888,104	29,405
* First Horizon National Corp.	2,180,427	29,218
Fidelity National Financial Inc. Class A	2,148,536	28,919
Transatlantic Holdings Inc.	554,006	28,869
Hospitality Properties Trust	1,198,487	28,416
* NASDAQ OMX Group Inc.	1,392,399	27,597
* Affiliated Managers Group Inc.	409,106	27,553
Alexandria Real Estate Equities Inc.	426,297	27,407
Senior Housing Properties Trust	1,247,019	27,272
Assured Guaranty Ltd.	1,241,346	27,012
Commerce Bancshares Inc.	693,033	26,834
Duke Realty Corp.	2,196,767	26,735
Camden Property Trust	629,732	26,682
Mack-Cali Realty Corp.	769,085	26,587
^ Realty Income Corp.	1,022,860	26,502
Cullen/Frost Bankers Inc.	527,054	26,353
* St Joe Co.	907,863	26,228
White Mountains Insurance Group Ltd.	78,249	26,030
Waddell & Reed Financial Inc.	843,030	25,746
Marshall & Ilsley Corp.	4,711,508	25,678
First Niagara Financial Group Inc.	1,797,368	25,001
Federated Investors Inc. Class B	908,952	24,996
* AmeriCredit Corp.	1,309,083	24,925
Jones Lang LaSalle Inc.	410,726	24,808
Validus Holdings Ltd.	917,597	24,720
UDR Inc.	1,478,237	24,302
Huntington Bancshares Inc.	6,650,943	24,276
Chimera Investment Corp.	6,250,686	24,253
* Jefferies Group Inc.	1,017,617	24,148
Janus Capital Group Inc.	1,788,820	24,060
Old Republic International Corp.	2,360,607	23,700
Highwoods Properties Inc.	696,476	23,227
Essex Property Trust Inc.	277,291	23,195
Raymond James Financial Inc.	969,427	23,043
SEI Investments Co.	1,311,796	22,983
Arthur J Gallagher & Co.	995,367	22,406
Hanover Insurance Group Inc.	499,820	22,207
Bank of Hawaii Corp.	469,965	22,117
Weingarten Realty Investors	1,116,652	22,099
Brown & Brown Inc.	1,182,264	21,245
Corporate Office Properties Trust SBI	570,715	20,905
Washington Federal Inc.	1,072,749	20,747
Aspen Insurance Holdings Ltd.	814,853	20,738
MFA Financial Inc.	2,681,482	19,709
City National Corp.	430,282	19,621
StanCorp Financial Group Inc.	482,741	19,319
* E*Trade Financial Corp.	10,983,611	19,221
Allied World Assurance Co. Holdings Ltd.	414,537	19,098
Valley National Bancorp	1,335,241	18,867
Taubman Centers Inc.	522,987	18,780
Platinum Underwriters Holdings Ltd.	489,747	18,752
American Financial Group Inc.	743,230	18,544
Apartment Investment & Management Co.	1,152,633	18,350
Greenhill & Co. Inc.	222,573	17,859
Endurance Specialty Holdings Ltd.	477,707	17,785
BancorpSouth Inc.	738,898	17,335
BRE Properties Inc.	520,208	17,208

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	National Retail Properties Inc.	793,075	16,829
*	SVB Financial Group	399,491	16,655
	Prosperity Bancshares Inc.	408,796	16,544
	Apollo Investment Corp.	1,725,426	16,443
*	ProAssurance Corp.	305,987	16,435
	FirstMerit Corp.	812,672	16,367
	Omega Healthcare Investors Inc.	819,899	15,947
	Westamerica Bancorporation	286,586	15,868
*	Alleghany Corp.	57,449	15,856
	Washington Real Estate Investment Trust	573,965	15,813
*	Stifel Financial Corp.	266,505	15,788
	Home Properties Inc.	325,496	15,529
	TCF Financial Corp.	1,139,166	15,515
	Tanger Factory Outlet Centers	392,153	15,290
	BioMed Realty Trust Inc.	962,945	15,195
^	Zions Bancorporation	1,183,370	15,183
	Fulton Financial Corp.	1,734,945	15,129
	Entertainment Properties Trust	412,329	14,543
	Brandywine Realty Trust	1,266,857	14,442
	American Campus Communities Inc.	511,884	14,384
	Equity Lifestyle Properties Inc.	282,829	14,274
	Popular Inc.	6,289,797	14,215
	HRPT Properties Trust	2,193,726	14,193
	Montpelier Re Holdings Ltd.	805,289	13,948
*	Forest City Enterprises Inc. Class A	1,181,179	13,914
	Protective Life Corp.	839,616	13,896
	Douglas Emmett Inc.	958,851	13,664
*	Knight Capital Group Inc. Class A	874,962	13,474
	Mid-America Apartment Communities Inc.	278,455	13,444
	LaSalle Hotel Properties	625,129	13,271
	Ares Capital Corp.	1,061,589	13,217
	Trustmark Corp.	585,823	13,204
*	Pinnacle Financial Partners Inc.	925,154	13,156
	Associated Banc-Corp	1,191,347	13,117
	Kilroy Realty Corp.	423,781	12,997
*,^	Federal National Mortgage Assn.	10,985,360	12,963
*	Signature Bank	398,531	12,713
	BOK Financial Corp.	265,977	12,639
	Potlatch Corp.	392,271	12,506
	Healthcare Realty Trust Inc.	582,510	12,501
	Developers Diversified Realty Corp.	1,348,826	12,490
	Hancock Holding Co.	284,596	12,462
	CBL & Associates Properties Inc.	1,286,620	12,442
	Erie Indemnity Co. Class A	302,999	11,823
	UMB Financial Corp.	299,071	11,768
*	Conseco Inc.	2,305,238	11,526
	East West Bancorp Inc.	723,323	11,428
	NewAlliance Bancshares Inc.	949,532	11,404
	TFS Financial Corp.	909,165	11,037
	Umpqua Holdings Corp.	822,805	11,034
	Zenith National Insurance Corp.	368,761	10,974
	Northwest Bancshares Inc.	967,978	10,958
*,^	Federal Home Loan Mortgage Corp.	7,428,957	10,921
	Unitrin Inc.	490,792	10,822
	Mercury General Corp.	269,408	10,577
	Max Capital Group Ltd.	473,514	10,559
	Redwood Trust Inc.	725,557	10,492
	DuPont Fabros Technology Inc.	582,796	10,484
	Delphi Financial Group Inc.	468,514	10,481
	Old National Bancorp	835,753	10,388
	Iberiabank Corp.	192,243	10,345
	Franklin Street Properties Corp.	697,575	10,192
	Cash America International Inc.	291,253	10,182
	CapitalSource Inc.	2,555,802	10,147

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	DCT Industrial Trust Inc.	2,013,216	10,106
	Astoria Financial Corp.	813,012	10,106
	Hatteras Financial Corp.	356,488	9,967
	EastGroup Properties Inc.	255,705	9,788
*	Piper Jaffray Cos.	192,985	9,767
	Tower Group Inc.	416,362	9,747
	RLI Corp.	181,505	9,665
^	United Bankshares Inc.	481,516	9,616
	International Bancshares Corp.	504,510	9,550
	Sovran Self Storage Inc.	266,836	9,534
	American National Insurance Co.	79,323	9,474
	PS Business Parks Inc.	189,061	9,462
	Extra Space Storage Inc.	812,751	9,387
	Post Properties Inc.	471,954	9,250
	DiamondRock Hospitality Co.	1,059,628	8,975
	MB Financial Inc.	454,146	8,956
	First Financial Bankshares Inc.	164,018	8,895
*	Argo Group International Holdings Ltd.	302,994	8,829
	Synovus Financial Corp.	4,279,827	8,774
	Capstead Mortgage Corp.	639,894	8,735
*	PHH Corp.	538,438	8,674
	Selective Insurance Group	523,180	8,606
	National Health Investors Inc.	232,596	8,604
*	Investment Technology Group Inc.	436,559	8,600
	Wilmington Trust Corp.	685,851	8,463
*	KBW Inc.	308,693	8,446
	Glacier Bancorp Inc.	613,629	8,419
	Whitney Holding Corp.	915,078	8,336
	Medical Properties Trust Inc.	804,560	8,046
*	MGIC Investment Corp.	1,377,595	7,962
	Webster Financial Corp.	640,609	7,604
	FNB Corp.	1,117,097	7,585
	Nara Bancorp Inc.	661,983	7,507
	Sunstone Hotel Investors Inc.	839,856	7,458
	Financial Federal Corp.	268,600	7,386
*	Texas Capital Bancshares Inc.	518,879	7,244
*	Allied Capital Corp.	2,003,322	7,232
	Employers Holdings Inc.	466,088	7,150
*	Interactive Brokers Group Inc.	401,118	7,108
	NBT Bancorp Inc.	339,905	6,924
^	American Capital Ltd.	2,803,629	6,841
*	MF Global Ltd.	983,891	6,838
	Anworth Mortgage Asset Corp.	975,722	6,830
	PacWest Bancorp	338,598	6,823
*	Navigators Group Inc.	144,463	6,806
	optionsXpress Holdings Inc.	439,622	6,792
^	Prospect Capital Corp.	574,162	6,781
	First Citizens BancShares Inc. Class A	41,306	6,775
	American Capital Agency Corp.	255,249	6,774
*	Ocwen Financial Corp.	706,654	6,763
	Investors Real Estate Trust	742,277	6,680
	Capitol Federal Financial	211,526	6,655
*	United Community Banks Inc.	1,916,272	6,496
	Cousins Properties Inc.	848,152	6,471
^	Equity One Inc.	399,654	6,462
*	MBIA Inc.	1,609,800	6,407
*,^	Portfolio Recovery Associates Inc.	141,327	6,343
	Community Bank System Inc.	327,600	6,326
*	Ashford Hospitality Trust Inc.	1,351,341	6,270
	LTC Properties Inc.	233,306	6,241
	Park National Corp.	105,602	6,218
	Wintrust Financial Corp.	199,090	6,130
*	Forestar Group Inc.	277,809	6,106
	Inland Real Estate Corp.	745,776	6,078

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	First Cash Financial Services Inc.	272,827	6,054
*	FBR Capital Markets Corp.	975,788	6,030
	CVB Financial Corp.	688,659	5,950
*	Dollar Financial Corp.	250,527	5,927
	First Financial Bancorp	399,761	5,821
	Colonial Properties Trust	492,505	5,777
	Getty Realty Corp.	245,350	5,773
	Radian Group Inc.	787,295	5,755
*	Ezcorp Inc. Class A	330,777	5,693
*	Greenlight Capital Re Ltd. Class A	236,723	5,580
	Infinity Property & Casualty Corp.	135,029	5,488
	Brookline Bancorp Inc.	546,871	5,419
	Provident Financial Services Inc.	505,579	5,384
*,^	Ambac Financial Group Inc.	6,485,489	5,383
	National Penn Bancshares Inc.	928,845	5,378
	Trustco Bank Corp.	842,782	5,310
*	Pico Holdings Inc.	160,724	5,260
	Acadia Realty Trust	303,519	5,120
*	Alexander's Inc.	16,707	5,086
	City Holding Co.	155,737	5,035
*,^	World Acceptance Corp.	139,448	4,996
	First Midwest Bancorp Inc.	454,435	4,949
	Horace Mann Educators Corp.	387,045	4,838
*	Hilltop Holdings Inc.	415,238	4,833
*	Enstar Group Ltd.	65,785	4,804
	Hercules Technology Growth Capital Inc.	459,815	4,777
*	Investors Bancorp Inc.	433,576	4,743
	Safety Insurance Group Inc.	130,611	4,732
	Susquehanna Bancshares Inc.	797,677	4,698
	S&T Bancorp Inc.	268,822	4,573
	U-Store-It Trust	617,095	4,517
	Chemical Financial Corp.	187,846	4,429
	Harleysville National Corp.	677,071	4,360
	Sterling Bancshares Inc.	842,986	4,325
	Harleysville Group Inc.	135,950	4,322
	Lexington Realty Trust	708,326	4,307
	Nelnet Inc. Class A	249,216	4,294
*,^	iStar Financial Inc.	1,646,574	4,215
*	AMERISAFE Inc.	233,271	4,192
	Cathay General Bancorp	552,240	4,169
	BlackRock Kelso Capital Corp.	486,610	4,146
*	Western Alliance Bancorp	1,093,063	4,132
*	Riskmetrics Group Inc.	250,889	3,992
	GAMCO Investors Inc.	81,917	3,956
	Home Bancshares Inc.	164,199	3,952
	Saul Centers Inc.	120,308	3,941
	PrivateBancorp Inc. Class A	434,500	3,897
	American Physicians Capital Inc.	127,953	3,880
	MarketAxess Holdings Inc.	278,459	3,871
	Dime Community Bancshares	323,075	3,786
	Evercore Partners Inc. Class A	123,023	3,740
	Duff & Phelps Corp. Class A	204,155	3,728
	Bank Mutual Corp.	528,713	3,659
	Meadowbrook Insurance Group Inc.	494,015	3,656
	First Potomac Realty Trust	280,102	3,521
	American Equity Investment Life Holding Co.	472,953	3,519
*	Beneficial Mutual Bancorp Inc.	353,942	3,483
	Parkway Properties Inc.	167,028	3,478
	Simmons First National Corp. Class A	125,023	3,476
	Provident New York Bancorp	409,944	3,460
	Boston Private Financial Holdings Inc.	590,124	3,405
	Bank of the Ozarks Inc.	115,427	3,379
*	eHealth Inc.	205,405	3,375
	Universal Health Realty Income Trust	105,175	3,369

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	First Commonwealth Financial Corp.	712,389	3,313
	Community Trust Bancorp Inc.	134,470	3,288
	Sun Communities Inc.	166,442	3,287
*	Altisource Portfolio Solutions SA	156,374	3,282
*,^	Citizens Inc.	502,497	3,281
	National Western Life Insurance Co. Class A	18,650	3,238
	United Fire & Casualty Co.	175,260	3,195
	Suffolk Bancorp	106,532	3,164
*	Tejon Ranch Co.	108,262	3,163
	Columbia Banking System Inc.	194,566	3,148
*	CNA Surety Corp.	210,128	3,129
	Independent Bank Corp.	148,805	3,109
^	Life Partners Holdings Inc.	146,237	3,099
^	Pennsylvania Real Estate Investment Trust	364,910	3,087
*	Safeguard Scientifics Inc.	293,803	3,029
*	Credit Acceptance Corp.	71,482	3,009
	Cedar Shopping Centers Inc.	435,558	2,962
*	GLG Partners Inc.	913,912	2,943
	Cohen & Steers Inc.	128,719	2,940
	Flagstone Reinsurance Holdings Ltd.	268,054	2,933
	First BanCorp	1,274,840	2,932
*	SeaBright Insurance Holdings Inc.	253,819	2,916
*	Tree.com Inc.	318,615	2,915
	Arrow Financial Corp.	115,622	2,891
	Compass Diversified Holdings	225,482	2,877
	SWS Group Inc.	237,752	2,877
	BGC Partners Inc. Class A	620,073	2,865
*	TradeStation Group Inc.	358,280	2,827
	Phoenix Cos. Inc.	1,011,052	2,811
	SY Bancorp Inc.	128,171	2,736
	State Auto Financial Corp.	146,334	2,707
	Oritani Financial Corp.	197,046	2,705
	1st Source Corp.	168,036	2,704
*	FPIC Insurance Group Inc.	69,192	2,672
	Oriental Financial Group Inc.	247,177	2,670
	SCBT Financial Corp.	96,074	2,660
	Maiden Holdings Ltd.	363,332	2,660
	Great Southern Bancorp Inc.	123,554	2,639
	Walter Investment Management Corp.	182,631	2,617
*	National Financial Partners Corp.	322,399	2,608
	OneBeacon Insurance Group Ltd. Class A	187,692	2,586
	Consolidated-Tomoka Land Co.	73,896	2,582
	First Financial Corp.	83,532	2,549
	Camden National Corp.	77,712	2,541
	Amtrust Financial Services Inc.	214,579	2,536
	TICC Capital Corp.	418,393	2,531
	Fifth Street Finance Corp.	233,807	2,511
	Trico Bancshares	148,320	2,470
	Cardinal Financial Corp.	280,747	2,454
	Kearny Financial Corp.	242,809	2,448
	WesBanco Inc.	197,551	2,438
	GFI Group Inc.	532,260	2,432
	MVC Capital Inc.	203,681	2,403
	FBL Financial Group Inc. Class A	128,596	2,382
	US Global Investors Inc. Class A	190,733	2,348
	Mission West Properties Inc.	325,464	2,340
	ESSA Bancorp Inc.	199,282	2,332
*	Broadpoint Gleacher Securities Inc.	518,976	2,315
^	TowneBank	197,607	2,308
	Agree Realty Corp.	98,959	2,305
	CapLease Inc.	523,635	2,294
	Renasant Corp.	168,143	2,287
	Westfield Financial Inc.	276,938	2,285
	Calamos Asset Management Inc. Class A	189,869	2,189

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	NorthStar Realty Finance Corp.	637,971	2,188
	Republic Bancorp Inc. Class A	106,201	2,188
	Flushing Financial Corp.	193,781	2,182
*	LaBranche & Co. Inc.	763,216	2,168
*	United America Indemnity Ltd. Class A	272,808	2,161
*	Penson Worldwide Inc.	237,760	2,154
	Northfield Bancorp Inc.	156,904	2,121
	First Mercury Financial Corp.	153,481	2,104
	Urstadt Biddle Properties Inc. Class A	136,940	2,091
*,^	Maguire Properties Inc.	1,373,661	2,074
*	MCG Capital Corp.	476,948	2,060
	StellarOne Corp.	206,723	2,059
	Donegal Group Inc. Class A	131,987	2,051
*	First Marblehead Corp.	960,174	2,045
	Southside Bancshares Inc.	102,440	2,010
	First Industrial Realty Trust Inc.	383,421	2,005
	Baldwin & Lyons Inc.	81,094	1,996
	National Bankshares Inc.	70,277	1,988
	Oppenheimer Holdings Inc. Class A	59,648	1,982
	Bancfirst Corp.	52,620	1,949
	Medallion Financial Corp.	237,442	1,940
	Tompkins Financial Corp.	47,715	1,932
	Danvers Bancorp Inc.	146,870	1,908
	Washington Trust Bancorp Inc.	122,342	1,906
*	Metro Bancorp Inc.	150,032	1,886
	Resource Capital Corp.	379,171	1,866
	First Bancorp	131,963	1,844
	OceanFirst Financial Corp.	162,502	1,836
	Rewards Network Inc.	145,222	1,836
	Diamond Hill Investment Group Inc.	28,105	1,805
	Student Loan Corp.	37,627	1,752
	Ramco-Gershenson Properties Trust	182,924	1,745
	Berkshire Hills Bancorp Inc.	83,779	1,733
	Associated Estates Realty Corp.	153,690	1,732
	Advance America Cash Advance Centers Inc.	310,980	1,729
*	Encore Capital Group Inc.	99,361	1,729
	BankFinancial Corp.	174,024	1,723
	Presidential Life Corp.	186,944	1,711
	Univest Corp. of Pennsylvania	96,548	1,692
*	Bancorp Inc.	244,900	1,680
	PMI Group Inc.	661,155	1,666
*,^	Taylor Capital Group Inc.	146,239	1,666
	Capital Southwest Corp.	21,088	1,662
	PennantPark Investment Corp.	185,676	1,656
^	Capital City Bank Group Inc.	118,735	1,643
*	Harris & Harris Group Inc.	357,691	1,635
	Abington Bancorp Inc.	235,745	1,624
	Kite Realty Group Trust	397,526	1,618
	Cypress Sharpridge Investments Inc.	118,161	1,596
^	German American Bancorp Inc.	97,783	1,589
	Monmouth Real Estate Investment Corp. Class A	212,825	1,583
	Lakeland Financial Corp.	91,608	1,580
	First Financial Holdings Inc.	121,480	1,578
	WSFS Financial Corp.	61,278	1,571
	Stewart Information Services Corp.	138,648	1,564
	Education Realty Trust Inc.	322,662	1,562
	Clifton Savings Bancorp Inc.	161,213	1,511
	Sterling Bancorp	209,443	1,495
	First of Long Island Corp.	58,903	1,487
	Union Bankshares Corp.	119,274	1,478
	Ames National Corp.	69,843	1,474
	Government Properties Income Trust	64,129	1,474
	First Merchants Corp.	246,420	1,464
	EMC Insurance Group Inc.	66,523	1,431

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	PMA Capital Corp. Class A	226,266	1,425
*	Citizens Republic Bancorp Inc.	2,039,043	1,407
^	W Holding Co. Inc.	61,285	1,403
	Sandy Spring Bancorp Inc.	156,041	1,387
	American Physicians Service Group Inc.	59,894	1,382
	Westwood Holdings Group Inc.	37,928	1,378
	NYMAGIC Inc.	82,308	1,365
	Lakeland Bancorp Inc.	213,457	1,364
	NGP Capital Resources Co.	165,938	1,349
	Heartland Financial USA Inc.	92,782	1,331
*	Guaranty Bancorp	1,004,048	1,325
*	FelCor Lodging Trust Inc.	367,909	1,324
*	Eagle Bancorp Inc.	125,914	1,318
*	Virginia Commerce Bancorp	350,953	1,309
	National Interstate Corp.	77,126	1,308
	Federal Agricultural Mortgage Corp.	186,556	1,308
	Gladstone Capital Corp.	168,591	1,298
	Wilshire Bancorp Inc.	154,885	1,269
	Glimcher Realty Trust	469,141	1,267
	Seacoast Banking Corp. of Florida	769,580	1,254
*	International Assets Holding Corp.	86,273	1,254
	Merchants Bancshares Inc.	55,228	1,250
	First Bancorp Inc.	80,666	1,244
	Sanders Morris Harris Group Inc.	224,985	1,237
	Bancorp Rhode Island Inc.	47,573	1,222
	First Community Bancshares Inc.	100,278	1,208
	West Bancorporation Inc.	240,498	1,186
	Cogdell Spencer Inc.	207,932	1,177
	Kohlberg Capital Corp.	257,191	1,173
	One Liberty Properties Inc.	132,360	1,162
^	Old Second Bancorp Inc.	166,567	1,148
^	Center Bancorp Inc.	127,818	1,140
	Peoples Bancorp Inc.	117,356	1,136
*	Sun Bancorp Inc.	300,283	1,126
*,^	RAIT Financial Trust	852,557	1,117
^	BankAtlantic Bancorp Inc. Class A	856,534	1,113
	Bryn Mawr Bank Corp.	72,548	1,095
	American National Bankshares Inc.	49,584	1,086
	United Financial Bancorp Inc.	80,445	1,055
*	Virtus Investment Partners Inc.	65,196	1,037
	Gladstone Commercial Corp.	77,116	1,034
	First Financial Northwest Inc.	157,223	1,030
	Penns Woods Bancorp Inc.	31,546	1,023
	ViewPoint Financial Group	70,678	1,018
	South Financial Group Inc.	1,560,823	1,006
	ESB Financial Corp.	75,238	995
*	Primus Guaranty Ltd.	318,297	971
	Hersha Hospitality Trust	309,135	971
	MainSource Financial Group Inc.	201,401	963
	LSB Corp.	96,899	954
*	Cardtronics Inc.	85,023	941
	CompuCredit Holdings Corp.	280,713	935
	Thomas Properties Group Inc.	313,390	928
	First South Bancorp Inc.	89,864	926
*	Republic First Bancorp Inc.	212,839	909
	Centerstate Banks Inc.	90,038	908
	Center Financial Corp.	196,768	905
*,^	Hanmi Financial Corp.	752,195	903
*	Thomas Weisel Partners Group Inc.	232,748	880
	Ameris Bancorp	122,707	879
^	Pacific Capital Bancorp NA	904,022	868
	Shore Bancshares Inc.	59,998	868
*	Asset Acceptance Capital Corp.	127,683	866
^	Asta Funding Inc.	121,304	860

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Care Investment Trust Inc.	109,745	854
	Peapack Gladstone Financial Corp.	67,218	852
	Southwest Bancorp Inc.	120,524	836
	Heritage Financial Corp.	60,034	827
	First Busey Corp.	204,502	796
*	Meridian Interstate Bancorp Inc.	91,221	793
*	Crawford & Co. Class B	200,957	792
^	United Security Bancshares	45,692	783
*,^	Sterling Financial Corp.	1,238,606	768
	Financial Institutions Inc.	64,801	763
	BRT Realty Trust	147,857	754
	Invesco Mortgage Capital Inc.	32,900	749
*	Newcastle Investment Corp.	357,104	746
	Eastern Insurance Holdings Inc.	86,093	742
	TF Financial Corp.	38,622	733
	Gladstone Investment Corp.	160,567	732
	Smithtown Bancorp Inc.	122,228	727
	Norwood Financial Corp.	25,075	717
*	First Acceptance Corp.	367,252	716
*	NewStar Financial Inc.	181,654	712
	K-Fed Bancorp	80,411	707
	Rome Bancorp Inc.	87,175	694
*	Reis Inc.	111,582	686
	Eastern Virginia Bankshares Inc.	95,870	681
	UMH Properties Inc.	79,752	676
	Pacific Continental Corp.	59,102	676
	First United Corp.	111,259	668
	Winthrop Realty Trust	60,830	661
	PMC Commercial Trust	87,483	656
*	American Safety Insurance Holdings Ltd.	44,940	649
*	Flagstar Bancorp Inc.	1,076,387	646
*	Pacific Mercantile Bancorp	212,191	645
*	Stratus Properties Inc.	56,206	618
*	Cowen Group Inc. Class A	104,198	617
	United Western Bancorp Inc.	219,919	607
*	Marlin Business Services Corp.	75,931	602
	Meta Financial Group Inc.	28,501	596
*	First Keystone Financial Inc.	50,444	592
	Kansas City Life Insurance Co.	19,744	587
	Alliance Bancorp Inc. of Pennsylvania	69,673	585
	Century Bancorp Inc. Class A	26,409	582
	Firstbank Corp.	68,622	581
*,^	Arbor Realty Trust Inc.	291,980	581
^	BancTrust Financial Group Inc.	201,005	577
*	Arlington Asset Investment Corp. Class A	37,370	569
	State Bancorp Inc.	79,925	568
	Urstadt Biddle Properties Inc.	37,652	565
*	Ladenburg Thalmann Financial Services Inc.	877,990	562
*	Gramercy Capital Corp.	215,446	558
	Bank of Marin Bancorp	16,895	550
	Bridge Bancorp Inc.	22,878	550
*	Grubb & Ellis Co.	425,301	544
	Enterprise Financial Services Corp.	70,392	543
*	Intervest Bancshares Corp. Class A	165,107	542
*,^	Macatawa Bank Corp.	232,734	505
	Washington Banking Co.	41,478	495
	CoBiz Financial Inc.	102,539	487
*	Superior Bancorp	146,938	483
*	Avatar Holdings Inc.	28,240	480
*	Cape Bancorp Inc.	71,214	479
	Citizens & Northern Corp.	50,160	479
	Mercer Insurance Group Inc.	26,266	477
*	Strategic Hotels & Resorts Inc.	246,605	459
*	AmeriServ Financial Inc.	270,601	452

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Alliance Financial Corp.	16,523	449
	Horizon Bancorp	26,892	436
	Resource America Inc. Class A	105,971	428
^	Cascade Bancorp	615,629	425
	Roma Financial Corp.	33,899	419
	Cheviot Financial Corp.	55,789	412
	First Defiance Financial Corp.	36,223	409
^	Ohio Valley Banc Corp.	18,290	403
	Sierra Bancorp	52,732	402
	Heritage Commerce Corp.	98,860	397
	JMP Group Inc.	40,775	396
	Farmers Capital Bank Corp.	38,599	394
	Citizens South Banking Corp.	84,382	387
	Commercial National Financial Corp.	21,501	385
	First Place Financial Corp.	135,084	374
	Yadkin Valley Financial Corp.	102,061	374
	Comm Bancorp Inc.	17,023	372
	Indiana Community Bancorp	47,880	369
	Middleburg Financial Corp.	30,001	368
*	Maui Land & Pineapple Co. Inc.	64,899	360
	CFS Bancorp Inc.	110,858	358
	Universal Insurance Holdings Inc.	60,860	357
*	Waterstone Financial Inc.	168,185	345
	Investors Title Co.	11,024	343
	Wainwright Bank & Trust Co.	46,834	342
^	Banner Corp.	125,836	337
*	NewBridge Bancorp	150,777	335
	Pulaski Financial Corp.	48,606	326
	Main Street Capital Corp.	20,039	323
	Mercantile Bank Corp.	106,988	321
*,^	Central Pacific Financial Corp.	243,134	318
	West Coast Bancorp	151,355	318
	LNB Bancorp Inc.	74,555	314
	Bar Harbor Bankshares	11,375	312
	Epoch Holding Corp.	29,208	305
	Pamrapo Bancorp Inc.	38,416	302
*,^	Amcore Financial Inc.	233,264	289
	Capital Bank Corp.	75,053	289
*	United Community Financial Corp.	198,347	288
	Dynex Capital Inc.	32,788	286
	HopFed Bancorp Inc.	29,863	284
*,^	Frontier Financial Corp.	80,179	281
^	City Bank	159,099	277
	Codorus Valley Bancorp Inc.	53,267	273
	ECB Bancorp Inc.	24,295	272
^	Capitol Bancorp Ltd.	138,217	271
	Hingham Institution for Savings	8,800	271
^	Green Bankshares Inc.	76,085	270
	Hawthorn Bancshares Inc.	27,856	266
	Parkvale Financial Corp.	37,310	259
^	Federal Agricultural Mortgage Corp. Class A	38,986	257
	MutualFirst Financial Inc.	42,957	248
	Independence Holding Co.	42,503	247
*,^	Cohen & Co. Inc.	48,905	240
*,^	Bank of Florida Corp.	287,170	235
	Jefferson Bancshares Inc.	50,734	228
	Preferred Bank	119,372	215
	Porter Bancorp Inc.	13,753	207
*	HMN Financial Inc.	49,017	206
	Peoples Financial Corp.	10,088	205
	Provident Financial Holdings Inc.	73,885	204
^	Independent Bank Corp.	275,184	198
*	Unity Bancorp Inc.	48,611	195
	Premierwest Bancorp	135,422	192

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Kayne Anderson Energy Development Co.	13,003	189
	Ameriana Bancorp	68,107	181
	Southern Community Financial Corp.	76,881	178
*	American Independence Corp.	38,913	177
	CNB Financial Corp.	10,979	176
*	Consumer Portfolio Services Inc.	146,496	167
*,^	United Security Bancshares	37,908	166
	VIST Financial Corp.	31,839	166
	C&F Financial Corp.	8,595	163
*	Vestin Realty Mortgage II Inc.	74,163	162
	Cadence Financial Corp.	91,911	161
	Rockville Financial Inc.	15,308	161
^	Hampton Roads Bankshares Inc.	91,000	157
	MBT Financial Corp.	103,204	155
	Camco Financial Corp.	81,410	155
	First Pactrust Bancorp Inc.	29,358	154
	Integra Bank Corp.	207,677	154
	North Valley Bancorp	73,241	153
	Colony Bankcorp Inc.	31,934	148
	Legacy Bancorp Inc.	14,990	148
*	Home Bancorp Inc.	12,105	148
	Wayne Savings Bancshares Inc.	23,970	139
*	Hallmark Financial Services	16,787	134
	WSB Holdings Inc.	54,300	132
	Citizens Holding Co.	5,879	132
*	Transcontinental Realty Investors Inc.	10,500	125
*	BCSB Bancorp Inc.	14,710	120
*,^	Midwest Banc Holdings Inc.	327,380	118
*,^	Capital Trust Inc. Class A	92,499	117
*	Crawford & Co. Class A	34,961	117
*	First State Bancorporation	288,977	115
*,^	Anchor Bancorp Wisconsin Inc.	172,170	108
	First M&F Corp.	48,652	108
	First Security Group Inc.	44,571	106
*	Encore Bancshares Inc.	12,801	102
	Midsouth Bancorp Inc.	7,232	101
^	FNB United Corp.	71,605	89
*	HFF Inc. Class A	14,108	88
*	Royal Bancshares of Pennsylvania Inc.	64,132	83
	Cascade Financial Corp.	37,178	83
	Old Point Financial Corp.	4,984	77
	First Federal Bancshares of Arkansas Inc.	31,337	72
*	TierOne Corp.	102,307	72
*,^	TIB Financial Corp.	103,293	67
*	Bank of Granite Corp.	131,401	67
	Atlantic Coast Federal Corp.	35,784	54
	QC Holdings Inc.	10,157	49
*	Northern States Financial Corp.	11,261	45
	Community Bankers Trust Corp.	11,500	37
*	Fox Chase Bancorp Inc.	3,465	33
*	AMV Liquidating Trust	289,511	32
	Community Capital Corp.	10,365	30
	California First National Bancorp	1,936	25
*	PAB Bankshares Inc.	10,495	23
*	Firstcity Financial Corp.	2,502	19
*	Nicholas Financial Inc.	2,550	18
*	Valley National Bancorp Warrants Exp. 6/30/15	6,511	15
	Summit Financial Group Inc.	2,751	11
	New Hampshire Thrift Bancshares Inc.	600	6
	United Bancshares Inc.	500	5
*	SI Financial Group Inc.	522	3
	Teton Advisors Inc. Class B	967	2
*	GAINSCO Inc.	220	2
*	Central Jersey Bancorp	600	2

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

		Market
		Value
	Shares	($000)
National Security Group Inc.	100	1
		18,286,112
Health Care (12.6%)
Johnson & Johnson	26,989,002	1,738,362
Pfizer Inc.	78,976,267	1,436,578
Merck & Co. Inc.	29,914,021	1,093,058
Abbott Laboratories	15,139,903	817,403
* Amgen Inc.	9,945,120	562,595
Medtronic Inc.	10,868,701	478,005
Bristol-Myers Squibb Co.	16,768,944	423,416
* Gilead Sciences Inc.	8,855,926	383,284
Eli Lilly & Co.	10,127,638	361,658
UnitedHealth Group Inc.	11,384,229	346,991
Baxter International Inc.	5,902,672	346,369
* Medco Health Solutions Inc.	4,639,602	296,517
* WellPoint Inc.	4,652,542	271,197
* Celgene Corp.	4,491,550	250,089
Covidien PLC	4,920,826	235,658
* Express Scripts Inc.	2,553,194	220,724
* Thermo Fisher Scientific Inc.	3,997,273	190,630
Allergan Inc.	2,977,918	187,639
Becton Dickinson and Co.	2,344,518	184,889
McKesson Corp.	2,608,583	163,036
* Biogen Idec Inc.	2,828,962	151,349
Stryker Corp.	2,920,080	147,084
Aetna Inc.	4,274,868	135,513
* Boston Scientific Corp.	14,783,425	133,051
* Genzyme Corp.	2,651,004	129,926
* St Jude Medical Inc.	3,412,757	125,521
* Zimmer Holdings Inc.	2,100,736	124,175
Cardinal Health Inc.	3,531,854	113,867
* Intuitive Surgical Inc.	372,132	112,875
* Forest Laboratories Inc.	2,960,230	95,053
CIGNA Corp.	2,675,821	94,376
Quest Diagnostics Inc.	1,547,650	93,447
* Life Technologies Corp.	1,728,551	90,282
* Vertex Pharmaceuticals Inc.	1,886,560	80,839
* Hospira Inc.	1,579,236	80,541
* Laboratory Corp. of America Holdings	1,062,001	79,480
AmerisourceBergen Corp. Class A	2,915,136	75,998
CR Bard Inc.	956,995	74,550
* Humana Inc.	1,663,888	73,028
* DaVita Inc.	1,020,878	59,966
* Waters Corp.	936,749	58,041
* Varian Medical Systems Inc.	1,231,054	57,675
* Cerner Corp.	675,881	55,720
* Mylan Inc.	2,995,898	55,214
* Human Genome Sciences Inc.	1,770,847	54,188
DENTSPLY International Inc.	1,385,821	48,739
* Edwards Lifesciences Corp.	553,306	48,055
* Henry Schein Inc.	885,525	46,579
* Cephalon Inc.	732,268	45,701
* CareFusion Corp.	1,769,865	44,264
Beckman Coulter Inc.	673,308	44,061
* Alexion Pharmaceuticals Inc.	863,681	42,165
* Millipore Corp.	545,337	39,455
* Watson Pharmaceuticals Inc.	985,730	39,045
* ResMed Inc.	741,462	38,756
IMS Health Inc.	1,789,626	37,690
* Illumina Inc.	1,218,839	37,357
* Hologic Inc.	2,519,949	36,539
* Coventry Health Care Inc.	1,466,711	35,626
* Mettler-Toledo International Inc.	331,234	34,776
* Covance Inc.	628,362	34,290

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Dendreon Corp.	1,286,730	33,815
*	Community Health Systems Inc.	909,375	32,374
*	Warner Chilcott PLC Class A	1,109,445	31,586
*	Inverness Medical Innovations Inc.	750,871	31,169
*	IDEXX Laboratories Inc.	574,872	30,721
	Perrigo Co.	770,547	30,699
*	King Pharmaceuticals Inc.	2,437,405	29,907
	Omnicare Inc.	1,170,667	28,307
*	Mednax Inc.	455,360	27,372
	Universal Health Services Inc. Class B	891,680	27,196
*	Tenet Healthcare Corp.	4,731,005	25,500
*	Patterson Cos. Inc.	901,603	25,227
*	Lincare Holdings Inc.	667,020	24,760
*	United Therapeutics Corp.	470,024	24,747
*	Myriad Genetics Inc.	941,909	24,584
	Pharmaceutical Product Development Inc.	1,045,842	24,515
*	Valeant Pharmaceuticals International	757,950	24,095
	Techne Corp.	347,723	23,840
*	Health Net Inc.	1,020,417	23,766
*	Endo Pharmaceuticals Holdings Inc.	1,150,293	23,593
	PerkinElmer Inc.	1,145,445	23,585
*	Charles River Laboratories International Inc.	647,988	21,831
*	Gen-Probe Inc.	494,964	21,234
	Teleflex Inc.	391,009	21,071
*	VCA Antech Inc.	832,495	20,746
*	Kinetic Concepts Inc.	524,050	19,730
*	Amylin Pharmaceuticals Inc.	1,388,636	19,705
*	BioMarin Pharmaceutical Inc.	985,218	18,532
*	Bio-Rad Laboratories Inc. Class A	186,297	17,970
*	OSI Pharmaceuticals Inc.	570,462	17,701
	Owens & Minor Inc.	411,297	17,657
*	Onyx Pharmaceuticals Inc.	601,629	17,652
*	Health Management Associates Inc. Class A	2,427,757	17,650
	Cooper Cos. Inc.	444,873	16,959
*	LifePoint Hospitals Inc.	511,290	16,622
*	Healthsouth Corp.	869,346	16,318
	STERIS Corp.	576,985	16,138
	Medicis Pharmaceutical Corp. Class A	583,484	15,783
*	WellCare Health Plans Inc.	415,761	15,283
*	Thoratec Corp.	557,699	15,013
*	Regeneron Pharmaceuticals Inc.	614,992	14,871
*	Emergency Medical Services Corp. Class A	273,913	14,832
*	Varian Inc.	285,088	14,693
*	Masimo Corp.	480,595	14,620
*	American Medical Systems Holdings Inc.	732,520	14,130
*	Magellan Health Services Inc.	346,115	14,097
	Hill-Rom Holdings Inc.	583,798	14,005
*	Immucor Inc.	691,555	13,997
*	Haemonetics Corp.	251,854	13,890
*	AMERIGROUP Corp.	515,011	13,885
*	Salix Pharmaceuticals Ltd.	537,208	13,645
*	Auxilium Pharmaceuticals Inc.	451,219	13,528
*	Catalyst Health Solutions Inc.	366,742	13,375
*,^	Amedisys Inc.	273,084	13,261
*	PSS World Medical Inc.	585,792	13,221
*	Allscripts-Misys Healthcare Solutions Inc.	641,740	12,982
*	Dionex Corp.	174,759	12,909
*	Brookdale Senior Living Inc.	699,357	12,721
	West Pharmaceutical Services Inc.	323,329	12,674
*	HMS Holdings Corp.	258,073	12,566
*	NuVasive Inc.	369,878	11,829
	Quality Systems Inc.	182,621	11,467
*	Sirona Dental Systems Inc.	351,797	11,166
*	Psychiatric Solutions Inc.	527,337	11,148

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Cubist Pharmaceuticals Inc.	570,714	10,826
	Chemed Corp.	221,243	10,613
*	Medivation Inc.	280,671	10,567
*	Eclipsys Corp.	556,453	10,306
*	Isis Pharmaceuticals Inc.	922,567	10,240
*	Align Technology Inc.	559,092	9,963
*	athenahealth Inc.	215,841	9,765
*	Acorda Therapeutics Inc.	376,651	9,499
*	Centene Corp.	446,870	9,460
*	Incyte Corp. Ltd.	1,032,669	9,408
*	Par Pharmaceutical Cos. Inc.	342,638	9,272
*,^	MannKind Corp.	1,033,896	9,057
*	Savient Pharmaceuticals Inc.	650,111	8,848
*	ev3 Inc.	661,632	8,826
*	Alkermes Inc.	926,743	8,721
	Meridian Bioscience Inc.	401,603	8,655
*	Exelixis Inc.	1,163,553	8,575
*	Healthspring Inc.	484,794	8,537
*	Nektar Therapeutics	914,663	8,525
*	Seattle Genetics Inc.	823,248	8,364
	PDL BioPharma Inc.	1,178,430	8,084
*	Parexel International Corp.	558,502	7,875
	Invacare Corp.	311,063	7,758
*	Wright Medical Group Inc.	400,146	7,583
*	Integra LifeSciences Holdings Corp.	203,615	7,489
*	Vivus Inc.	807,576	7,422
*	Gentiva Health Services Inc.	270,743	7,313
*	Cepheid Inc.	569,543	7,108
*	Volcano Corp.	402,643	6,998
	Computer Programs & Systems Inc.	151,033	6,955
*	Healthways Inc.	375,505	6,887
*	Amsurg Corp. Class A	300,334	6,613
*	Bruker Corp.	539,157	6,502
*	Momenta Pharmaceuticals Inc.	513,988	6,481
*,^	Emeritus Corp.	343,043	6,432
*	Phase Forward Inc.	411,634	6,319
*	Conmed Corp.	273,883	6,245
*	RehabCare Group Inc.	204,871	6,234
*	Viropharma Inc.	739,222	6,202
*	AMAG Pharmaceuticals Inc.	161,631	6,147
*	Theravance Inc.	469,221	6,133
*	Martek Biosciences Corp.	320,659	6,073
*	Celera Corp.	877,217	6,062
*	Alnylam Pharmaceuticals Inc.	337,730	5,951
*,^	Cell Therapeutics Inc.	5,219,540	5,950
	Landauer Inc.	94,090	5,777
*	Impax Laboratories Inc.	420,718	5,722
*	Luminex Corp.	374,867	5,597
*	Conceptus Inc.	296,190	5,557
*	Cyberonics Inc.	267,176	5,461
*	Hi-Tech Pharmacal Co. Inc.	188,657	5,292
*	inVentiv Health Inc.	326,195	5,275
*,^	Geron Corp.	935,267	5,191
*	Halozyme Therapeutics Inc.	872,916	5,124
*,^	Enzon Pharmaceuticals Inc.	485,796	5,115
*	Allos Therapeutics Inc.	766,810	5,038
*	Affymetrix Inc.	859,758	5,021
*	Merit Medical Systems Inc.	259,237	5,001
*	Kindred Healthcare Inc.	269,222	4,970
*	Facet Biotech Corp.	282,536	4,967
*	PharMerica Corp.	311,747	4,951
*	Abaxis Inc.	192,190	4,910
*	Odyssey HealthCare Inc.	308,503	4,806
*	SonoSite Inc.	203,286	4,804

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	LHC Group Inc.	141,440	4,754
*	Bio-Reference Labs Inc.	119,587	4,687
*	MedAssets Inc.	219,015	4,645
*	Zoll Medical Corp.	172,528	4,610
*	InterMune Inc.	353,343	4,608
*	Medicines Co.	544,961	4,545
	Analogic Corp.	116,470	4,485
*	Cantel Medical Corp.	216,409	4,367
*	XenoPort Inc.	234,858	4,359
*	ICU Medical Inc.	118,251	4,309
*	Sun Healthcare Group Inc.	465,971	4,273
*	Rigel Pharmaceuticals Inc.	438,781	4,173
*	Quidel Corp.	298,142	4,108
*	BioScrip Inc.	491,070	4,105
*	Universal American Corp.	349,351	4,087
*	DexCom Inc.	501,903	4,055
*	Natus Medical Inc.	270,886	4,006
*	Greatbatch Inc.	207,830	3,997
*	Ariad Pharmaceuticals Inc.	1,745,113	3,979
*,^	Novavax Inc.	1,485,119	3,950
*	Air Methods Corp.	115,754	3,892
*	Neogen Corp.	152,959	3,611
*	Hanger Orthopedic Group Inc.	254,186	3,515
*	Orthofix International NV	113,096	3,503
*	NxStage Medical Inc.	411,450	3,436
*	Insulet Corp.	240,357	3,432
*	Corvel Corp.	102,286	3,431
*	IPC The Hospitalist Co. Inc.	102,426	3,406
*	MWI Veterinary Supply Inc.	87,252	3,289
*	Pharmasset Inc.	158,590	3,283
*	Spectranetics Corp.	464,808	3,235
*	Nabi Biopharmaceuticals	657,566	3,222
*	Immunogen Inc.	408,915	3,214
*	Affymax Inc.	128,706	3,184
*	Ligand Pharmaceuticals Inc. Class B	1,445,260	3,136
*,^	Arena Pharmaceuticals Inc.	883,105	3,135
*	Endologix Inc.	591,638	3,124
*	AMN Healthcare Services Inc.	342,879	3,106
*	Molina Healthcare Inc.	135,615	3,102
*	Pain Therapeutics Inc.	577,536	3,096
*	Chindex International Inc.	217,412	3,072
*	Targacept Inc.	145,927	3,053
*	Assisted Living Concepts Inc. Class A	114,709	3,025
*	SurModics Inc.	133,469	3,024
*	Accuray Inc.	525,438	2,948
*	Obagi Medical Products Inc.	242,723	2,913
*	Omnicell Inc.	248,829	2,909
*	Albany Molecular Research Inc.	320,330	2,909
*	Abraxis Bioscience Inc.	71,339	2,893
*	Lexicon Pharmaceuticals Inc.	1,692,855	2,878
*	Cross Country Healthcare Inc.	288,776	2,862
*	TomoTherapy Inc.	709,193	2,766
*	Genoptix Inc.	77,188	2,742
*	US Physical Therapy Inc.	161,107	2,728
*	Emergent Biosolutions Inc.	198,004	2,691
*	Inspire Pharmaceuticals Inc.	486,681	2,686
*	Orthovita Inc.	763,516	2,680
	America Service Group Inc.	168,007	2,666
*	Cytokinetics Inc.	915,377	2,664
*	Almost Family Inc.	67,225	2,657
*	Zymogenetics Inc.	410,974	2,626
*	Somanetics Corp.	148,774	2,611
*	Kendle International Inc.	142,398	2,607
*,^	Sequenom Inc.	629,393	2,606

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Res-Care Inc.	231,419	2,592
*	Vanda Pharmaceuticals Inc.	227,761	2,560
*	eResearchTechnology Inc.	425,384	2,557
*	Questcor Pharmaceuticals Inc.	531,100	2,523
*	OraSure Technologies Inc.	486,085	2,469
*	Immunomedics Inc.	760,982	2,443
*	Medical Action Industries Inc.	150,862	2,423
*	Sangamo Biosciences Inc.	405,784	2,402
*	Angiodynamics Inc.	147,489	2,372
*	Santarus Inc.	506,995	2,342
*	Triple-S Management Corp. Class B	131,869	2,321
*	IRIS International Inc.	185,076	2,288
*,^	Cel-Sci Corp.	2,483,484	2,235
*	Symmetry Medical Inc.	264,584	2,133
*	Cypress Bioscience Inc.	369,982	2,131
*	Accelrys Inc.	370,448	2,123
*	Optimer Pharmaceuticals Inc.	185,519	2,093
*	Five Star Quality Care Inc.	598,581	2,077
*	Kensey Nash Corp.	80,498	2,053
*	ATS Medical Inc.	624,817	2,018
*	ABIOMED Inc.	227,931	1,992
*	Matrixx Initiatives Inc.	462,067	1,950
*,^	BioCryst Pharmaceuticals Inc.	300,893	1,944
*,^	Protalix BioTherapeutics Inc.	293,115	1,940
*	Palomar Medical Technologies Inc.	191,269	1,928
*	AMICAS Inc.	348,333	1,895
*	Genomic Health Inc.	96,629	1,890
*	Vital Images Inc.	143,892	1,826
*	CryoLife Inc.	280,169	1,799
*	Micromet Inc.	267,007	1,778
*	American Dental Partners Inc.	137,648	1,776
*	Pozen Inc.	295,961	1,773
	National Healthcare Corp.	48,536	1,753
*	Repligen Corp.	425,553	1,749
*	Alliance HealthCare Services Inc.	305,055	1,742
*	Stereotaxis Inc.	436,451	1,715
*	Clinical Data Inc.	93,159	1,701
*	Dyax Corp.	499,665	1,694
*	Cambrex Corp.	300,586	1,677
*	Cynosure Inc. Class A	145,440	1,671
*	Durect Corp.	673,089	1,663
*	NPS Pharmaceuticals Inc.	483,030	1,642
*	Orexigen Therapeutics Inc.	220,637	1,642
*	Metabolix Inc.	145,389	1,609
*	BMP Sunstone Corp.	282,785	1,609
*	RTI Biologics Inc.	418,541	1,607
	Young Innovations Inc.	64,253	1,592
*	Exactech Inc.	91,589	1,585
*,^	StemCells Inc.	1,241,191	1,564
*	Curis Inc.	480,127	1,560
*	Sciclone Pharmaceuticals Inc.	669,642	1,560
*	Neurocrine Biosciences Inc.	564,661	1,536
*	Vascular Solutions Inc.	182,105	1,528
*,^	Poniard Pharmaceuticals Inc.	833,760	1,526
*	Maxygen Inc.	248,801	1,515
*	Spectrum Pharmaceuticals Inc.	340,030	1,510
*	Rochester Medical Corp.	134,600	1,498
*	Depomed Inc.	442,941	1,484
*	Skilled Healthcare Group Inc.	197,035	1,468
*	Micrus Endovascular Corp.	96,493	1,448
*	Allion Healthcare Inc.	220,657	1,448
*,^	Cadence Pharmaceuticals Inc.	148,748	1,438
*,^	Electro-Optical Sciences Inc.	138,413	1,434
	Atrion Corp.	9,135	1,422

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Enzo Biochem Inc.	262,367	1,412
*	Nighthawk Radiology Holdings Inc.	309,350	1,401
*	SuperGen Inc.	533,137	1,397
*	Capital Senior Living Corp.	270,925	1,360
*	Progenics Pharmaceuticals Inc.	305,281	1,355
*	Icad Inc.	891,040	1,354
*	KV Pharmaceutical Co. Class A	368,952	1,354
*	Clarient Inc.	502,507	1,332
*	Penwest Pharmaceuticals Co.	513,499	1,330
	Ensign Group Inc.	85,148	1,309
*	Rural/Metro Corp.	214,363	1,286
*	Allied Healthcare International Inc.	440,427	1,282
*	Medidata Solutions Inc.	81,012	1,264
*	Alphatec Holdings Inc.	228,125	1,218
*	Synovis Life Technologies Inc.	94,175	1,216
*,^	AVI BioPharma Inc.	824,411	1,204
*	Synta Pharmaceuticals Corp.	231,181	1,170
*	Vical Inc.	351,501	1,156
*	Hansen Medical Inc.	377,907	1,145
*	Anika Therapeutics Inc.	148,400	1,132
*	Cerus Corp.	564,123	1,123
*	Myriad Pharmaceuticals Inc.	217,996	1,097
*	AVANIR Pharmaceuticals Inc.	572,639	1,088
*	Ardea Biosciences Inc.	76,968	1,078
*	Medcath Corp.	135,569	1,072
*	National Dentex Corp.	105,876	1,069
	Utah Medical Products Inc.	35,949	1,054
*,^	XOMA Ltd.	1,507,184	1,053
*	Sunrise Senior Living Inc.	326,629	1,052
*	Peregrine Pharmaceuticals Inc.	349,400	1,034
*	Staar Surgical Co.	332,117	1,033
*	Chelsea Therapeutics International Inc.	381,814	1,031
*	CardioNet Inc.	172,660	1,026
*,^	Osiris Therapeutics Inc.	142,569	1,018
*	Insmed Inc.	1,266,984	976
*	HealthTronics Inc.	369,069	974
*	LCA-Vision Inc.	186,654	956
*	Opko Health Inc.	506,578	927
*	Celldex Therapeutics Inc.	195,954	917
*,^	SIGA Technologies Inc.	156,625	908
*	Providence Service Corp.	57,405	907
*	Harvard Bioscience Inc.	251,628	898
	Psychemedics Corp.	118,981	875
*,^	GenVec Inc.	711,245	853
*	Transcend Services Inc.	39,497	844
*	Cutera Inc.	98,035	834
*	Continucare Corp.	190,148	831
*	Arqule Inc.	224,047	827
*	ISTA Pharmaceuticals Inc.	172,495	787
*	Adolor Corp.	538,318	786
*	Akorn Inc.	429,525	769
*,^	Hemispherx Biopharma Inc.	1,359,726	761
*	Idenix Pharmaceuticals Inc.	336,756	724
*,^	Discovery Laboratories Inc.	1,150,142	723
*	Array Biopharma Inc.	251,569	707
*	Quadramed Corp.	83,184	698
	Trimeris Inc.	265,635	696
*	Theragenics Corp.	517,163	693
*,^	Cytori Therapeutics Inc.	113,465	692
*,^	Alexza Pharmaceuticals Inc.	285,876	686
*	BioMimetic Therapeutics Inc.	55,707	665
*	Digirad Corp.	314,165	660
*	Biolase Technology Inc.	345,025	656
*	Pharmacyclics Inc.	206,775	649

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Acadia Pharmaceuticals Inc.	478,337	631
*	Osteotech Inc.	189,150	605
*	Caraco Pharmaceutical Laboratories Ltd.	99,411	600
*	Entremed Inc.	745,509	596
*	PDI Inc.	123,052	593
*	Delcath Systems Inc.	111,944	575
*	BioForm Medical Inc.	169,000	575
*	MAP Pharmaceuticals Inc.	60,000	572
*	Corcept Therapeutics Inc.	199,574	555
*	CPEX Pharmaceuticals Inc.	48,951	553
*	Biodel Inc.	125,832	546
*	Candela Corp.	175,823	533
*	Columbia Laboratories Inc.	482,490	521
*	Anadys Pharmaceuticals Inc.	244,666	516
*	Idera Pharmaceuticals Inc.	98,276	508
*	RadNet Inc.	239,885	489
*	Strategic Diagnostics Inc.	347,876	480
*	Metropolitan Health Networks Inc.	227,003	452
*	Merge Healthcare Inc.	133,828	450
*,^	GTx Inc.	106,070	445
*	Infinity Pharmaceuticals Inc.	72,026	445
	Daxor Corp.	36,300	437
*	BioSphere Medical Inc.	152,870	419
*,^	MAKO Surgical Corp.	37,727	419
*	Caliper Life Sciences Inc.	155,724	400
*,^	Generex Biotechnology Corp.	750,520	398
*	Amicus Therapeutics Inc.	94,265	374
*,^	MiddleBrook Pharmaceuticals Inc.	729,455	372
*	NMT Medical Inc.	146,218	361
*	Hooper Holmes Inc.	334,611	351
*	Mediware Information Systems	46,156	329
*	American Caresource Holdings Inc.	136,036	326
*	AspenBio Pharma Inc.	182,656	318
*	Health Grades Inc.	73,599	316
*	Telik Inc.	409,528	313
*	Javelin Pharmaceuticals Inc.	229,173	298
*	OncoGenex Pharmaceutical Inc.	13,300	296
*	Orchid Cellmark Inc.	171,951	294
*	Lannett Co. Inc.	49,470	292
*	Dusa Pharmaceuticals Inc.	183,943	283
*,^	Antigenics Inc.	442,458	283
*	Dynavax Technologies Corp.	192,320	273
*,^	Biosante Pharmaceuticals Inc.	180,965	262
*	CombiMatrix Corp.	38,594	243
*	CytRx Corp.	196,782	220
*	Inovio Biomedical Corp.	177,183	202
*	Cardiac Science Corp.	89,496	200
*	Arrowhead Research Corp.	358,422	190
*	Bovie Medical Corp.	23,200	181
*	Aastrom Biosciences Inc.	546,506	168
*	Animal Health International Inc.	69,406	167
*	Dialysis Corp. Of America	22,577	162
*	TranS1 Inc.	39,102	154
*	Hythiam Inc.	348,637	153
*	OTIX Global Inc.	180,737	150
*,^	OXiGENE Inc.	124,917	142
*	Orthologic Corp.	195,946	141
*	Exact Sciences Corp.	38,860	132
*	Heska Corp.	244,014	129
*	Medtox Scientific Inc.	16,177	125
*,^	Repros Therapeutics Inc.	150,333	120
*	RXi Pharmaceuticals Corp.	25,117	115
*	ThermoGenesis Corp.	196,394	112

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Retractable Technologies Inc.	67,334	110
	MedQuist Inc.	16,400	110
*,^	Nexmed Inc.	316,001	89
*	SenoRx Inc.	9,137	75
*	Combinatorx Inc.	74,800	62
*	Inhibitex Inc.	67,080	62
	National Research Corp.	2,842	59
*	Quigley Corp.	29,374	59
*	Celsion Corp.	18,263	56
*	Synergetics USA Inc.	42,080	56
*	Vision-Sciences Inc.	36,185	45
*	SCOLR Pharma Inc.	82,225	39
*	Molecular Insight Pharmaceuticals Inc.	15,112	34
*	IVAX Diagnostics Inc.	61,215	31
*	Solta Medical Inc.	13,799	28
*	Helicos BioSciences Corp.	14,000	14
*	GTC Biotherapeutics Inc.	19,356	14
*	Oncothyreon Inc.	2,370	13
*	Sucampo Pharmaceuticals Inc. Class A	2,500	10
*	ARYx Therapeutics Inc.	3,100	10
*	NovaMed Inc.	1,786	7
*	BSD Medical Corp.	1,900	3
*	KV Pharmaceutical Co. Class B	500	2
*	Nanosphere Inc.	278	2
*	Trubion Pharmaceuticals Inc.	104	—
*	Palatin Technologies Inc.	6	—
			15,108,982
Industrials (10.9%)
	General Electric Co.	104,073,701	1,574,635
	United Technologies Corp.	8,757,475	607,856
	3M Co.	6,496,617	537,075
	United Parcel Service Inc. Class B	6,877,930	394,587
	Boeing Co.	6,758,639	365,845
	Caterpillar Inc.	6,084,644	346,764
	Burlington Northern Santa Fe Corp.	3,330,077	328,412
	Union Pacific Corp.	4,938,983	315,601
	Emerson Electric Co.	7,360,732	313,567
	Honeywell International Inc.	6,996,964	274,281
	FedEx Corp.	2,906,489	242,547
	Lockheed Martin Corp.	3,199,628	241,092
	Deere & Co.	4,142,228	224,053
	General Dynamics Corp.	3,205,769	218,537
	Danaher Corp.	2,661,736	200,163
	Illinois Tool Works Inc.	4,163,448	199,804
	Raytheon Co.	3,793,540	195,443
	Norfolk Southern Corp.	3,600,501	188,738
	CSX Corp.	3,840,947	186,248
	Tyco International Ltd.	4,643,200	165,669
	Northrop Grumman Corp.	2,959,704	165,299
	Waste Management Inc.	4,583,974	154,984
	Precision Castparts Corp.	1,373,252	151,538
	PACCAR Inc.	3,385,462	122,791
	Ingersoll-Rand PLC	3,130,956	111,900
	Republic Services Inc. Class A	3,719,971	105,312
	L-3 Communications Holdings Inc.	1,142,809	99,367
	Eaton Corp.	1,543,561	98,201
	CH Robinson Worldwide Inc.	1,650,944	96,960
*	Delta Air Lines Inc.	7,624,764	86,770
	Cummins Inc.	1,879,769	86,206
	Rockwell Collins Inc.	1,545,607	85,565
	Parker Hannifin Corp.	1,573,948	84,804
	ITT Corp.	1,698,956	84,506
	Southwest Airlines Co.	7,270,532	83,102
	Fluor Corp.	1,763,770	79,440

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Goodrich Corp.	1,215,506	78,096
	Dover Corp.	1,824,973	75,937
	Expeditors International of Washington Inc.	2,080,144	72,243
	Cooper Industries PLC	1,635,226	69,726
	Rockwell Automation Inc.	1,391,882	65,391
*,^	First Solar Inc.	456,929	61,868
	WW Grainger Inc.	613,958	59,450
	Fastenal Co.	1,311,644	54,617
*	McDermott International Inc.	2,255,316	54,150
	Flowserve Corp.	548,786	51,877
	Joy Global Inc.	1,003,263	51,758
	Textron Inc.	2,651,600	49,877
	Masco Corp.	3,533,242	48,794
	Roper Industries Inc.	890,742	46,648
	Pitney Bowes Inc.	2,030,572	46,216
*	Jacobs Engineering Group Inc.	1,216,982	45,771
	RR Donnelley & Sons Co.	2,012,987	44,829
*	Stericycle Inc.	793,523	43,779
	Dun & Bradstreet Corp.	517,633	43,673
	Manpower Inc.	769,224	41,984
	Pall Corp.	1,156,402	41,862
	Bucyrus International Inc. Class A	737,543	41,575
*	Iron Mountain Inc.	1,791,683	40,779
*	Quanta Services Inc.	1,941,203	40,455
	AMETEK Inc.	1,055,110	40,347
	Equifax Inc.	1,240,904	38,332
	Robert Half International Inc.	1,416,652	37,867
*	URS Corp.	828,120	36,868
*	Foster Wheeler AG	1,241,974	36,564
	Avery Dennison Corp.	995,949	36,342
	Stanley Works	701,470	36,133
	Cintas Corp.	1,349,350	35,151
	Oshkosh Corp.	858,762	31,800
*	Kansas City Southern	941,664	31,348
	Donaldson Co. Inc.	720,808	30,663
	KBR Inc.	1,575,056	29,926
	Pentair Inc.	918,078	29,654
*	AGCO Corp.	906,706	29,323
*	Alliant Techsystems Inc.	322,819	28,495
	JB Hunt Transport Services Inc.	872,048	28,141
*	Corrections Corp. of America	1,129,647	27,733
*	IHS Inc. Class A	496,730	27,226
*	Verisk Analytics Inc. Class A	887,988	26,888
	SPX Corp.	482,239	26,378
*	Waste Connections Inc.	785,533	26,190
*	Copart Inc.	701,803	25,707
	Harsco Corp.	788,201	25,404
*	AMR Corp.	3,230,429	24,971
	IDEX Corp.	792,316	24,681
*	Continental Airlines Inc. Class B	1,356,942	24,316
*	Navistar International Corp.	622,218	24,049
*	FTI Consulting Inc.	508,693	23,990
	Snap-On Inc.	566,164	23,926
*	Aecom Technology Corp.	867,688	23,861
	Hubbell Inc. Class B	502,225	23,755
*	Shaw Group Inc.	820,820	23,599
	Ryder System Inc.	549,086	22,606
	Lincoln Electric Holdings Inc.	418,281	22,361
*	BE Aerospace Inc.	944,838	22,204
*	Covanta Holding Corp.	1,217,753	22,029
	Gardner Denver Inc.	511,234	21,753
*	Hertz Global Holdings Inc.	1,813,492	21,617
*	UAL Corp.	1,640,270	21,176
*	Terex Corp.	1,062,363	21,045

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Kennametal Inc.	799,233	20,716
	Carlisle Cos. Inc.	602,585	20,645
*	Monster Worldwide Inc.	1,176,185	20,466
*	Spirit Aerosystems Holdings Inc. Class A	1,029,209	20,440
	MSC Industrial Direct Co. Class A	434,834	20,437
	Towers Watson & Co. Class A	419,584	19,939
	Landstar System Inc.	505,154	19,585
*	Owens Corning	755,082	19,360
	Timken Co.	809,366	19,190
*	Thomas & Betts Corp.	520,266	18,620
*	GrafTech International Ltd.	1,184,373	18,417
	Regal-Beloit Corp.	351,327	18,248
	Lennox International Inc.	466,887	18,227
	Wabtec Corp.	445,041	18,175
	Nordson Corp.	296,585	18,145
	TransDigm Group Inc.	381,757	18,130
*	Kirby Corp.	503,594	17,540
*	EMCOR Group Inc.	646,517	17,391
	Graco Inc.	590,470	16,870
*,^	American Superconductor Corp.	411,272	16,821
	Con-way Inc.	480,770	16,784
	CLARCOR Inc.	501,864	16,280
*	Tetra Tech Inc.	594,150	16,143
	Woodward Governor Co.	602,161	15,518
*	General Cable Corp.	512,359	15,074
	Acuity Brands Inc.	422,679	15,064
	Toro Co.	352,541	14,740
	Brady Corp. Class A	478,206	14,351
	Valmont Industries Inc.	180,632	14,171
	Crane Co.	459,400	14,067
	Curtiss-Wright Corp.	447,975	14,031
*	Clean Harbors Inc.	231,956	13,827
	Alexander & Baldwin Inc.	403,924	13,826
	Trinity Industries Inc.	777,870	13,566
	UTi Worldwide Inc.	937,549	13,426
	Watsco Inc.	272,629	13,353
*	United Stationers Inc.	234,081	13,308
*	Avis Budget Group Inc.	1,005,785	13,196
	GATX Corp.	451,900	12,992
*	Teledyne Technologies Inc.	335,716	12,878
*	JetBlue Airways Corp.	2,355,959	12,840
	Manitowoc Co. Inc.	1,281,444	12,776
*,^	SunPower Corp. Class A	537,635	12,731
*	MPS Group Inc.	914,388	12,564
*	Genesee & Wyoming Inc. Class A	377,265	12,314
*	Hexcel Corp.	948,180	12,307
	Baldor Electric Co.	436,226	12,254
	Actuant Corp. Class A	654,552	12,129
*	Esterline Technologies Corp.	293,505	11,966
*	Alaska Air Group Inc.	345,336	11,935
*	Moog Inc. Class A	404,974	11,837
	Knight Transportation Inc.	612,231	11,810
	Kaydon Corp.	326,576	11,678
	Granite Construction Inc.	341,642	11,500
*	Geo Group Inc.	505,633	11,063
*	WESCO International Inc.	393,522	10,629
	HNI Corp.	377,869	10,441
	Brink's Co.	426,332	10,377
	Simpson Manufacturing Co. Inc.	385,019	10,353
	Belden Inc.	460,546	10,095
	AO Smith Corp.	230,691	10,010
*	EnerSys	451,199	9,868
*	HUB Group Inc. Class A	365,718	9,812
*,^	USG Corp.	681,988	9,582

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Skywest Inc.	549,419	9,296
	ESCO Technologies Inc.	258,760	9,277
	Briggs & Stratton Corp.	494,743	9,257
	Mueller Industries Inc.	367,510	9,129
	Werner Enterprises Inc.	459,834	9,100
*	Resources Connection Inc.	422,703	8,970
	Watts Water Technologies Inc. Class A	290,034	8,968
	Mine Safety Appliances Co.	336,690	8,932
	ABM Industries Inc.	430,893	8,902
	Heartland Express Inc.	581,662	8,882
*	SYKES Enterprises Inc.	347,669	8,855
*	AAR Corp.	383,383	8,810
	Herman Miller Inc.	551,084	8,806
	Healthcare Services Group Inc.	407,333	8,741
*	Insituform Technologies Inc. Class A	383,869	8,722
*	SunPower Corp. Class B	412,994	8,652
*	Old Dominion Freight Line Inc.	276,709	8,495
*	Orbital Sciences Corp.	554,322	8,459
	Rollins Inc.	438,447	8,453
	Forward Air Corp.	331,485	8,304
	Otter Tail Corp.	333,914	8,281
	Applied Industrial Technologies Inc.	374,836	8,273
*	Middleby Corp.	163,609	8,020
	Triumph Group Inc.	164,575	7,941
*	CoStar Group Inc.	188,065	7,855
	Deluxe Corp.	527,825	7,807
	American Science & Engineering Inc.	102,831	7,799
	Mueller Water Products Inc. Class A	1,489,154	7,744
*	Armstrong World Industries Inc.	198,648	7,733
*	MasTec Inc.	610,910	7,636
	Corporate Executive Board Co.	333,983	7,621
	Barnes Group Inc.	449,654	7,599
	Arkansas Best Corp.	255,291	7,513
*,^	Allegiant Travel Co. Class A	156,235	7,370
*	Korn/Ferry International	441,911	7,292
	Robbins & Myers Inc.	307,905	7,242
*	Beacon Roofing Supply Inc.	442,906	7,086
*	TrueBlue Inc.	475,146	7,037
*	US Airways Group Inc.	1,430,974	6,926
*	EnerNOC Inc.	227,271	6,907
*	Navigant Consulting Inc.	461,662	6,860
	Universal Forest Products Inc.	183,307	6,748
*	II-VI Inc.	210,189	6,684
*	Atlas Air Worldwide Holdings Inc.	176,502	6,575
*	Griffon Corp.	534,602	6,533
*	M&F Worldwide Corp.	164,979	6,517
	Albany International Corp.	287,997	6,468
*,^	Power-One Inc.	1,430,008	6,221
	EnergySolutions Inc.	719,772	6,111
*,^	Genco Shipping & Trading Ltd.	272,198	6,092
	Cubic Corp.	161,330	6,018
*	Dollar Thrifty Automotive Group Inc.	234,194	5,998
*	AirTran Holdings Inc.	1,137,820	5,939
*,^	Energy Conversion Devices Inc.	553,958	5,855
	Quanex Building Products Corp.	339,833	5,767
*	EnPro Industries Inc.	217,802	5,752
	Raven Industries Inc.	178,048	5,657
*	Cenveo Inc.	635,398	5,560
	Ameron International Corp.	85,422	5,421
*	GenCorp Inc.	763,460	5,344
	Heidrick & Struggles International Inc.	170,726	5,333
	Kaman Corp.	224,631	5,187
	Badger Meter Inc.	129,970	5,175
*	Huron Consulting Group Inc.	222,777	5,133

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Comfort Systems USA Inc.	415,076	5,122
*	Interline Brands Inc.	291,993	5,043
*,^	Evergreen Solar Inc.	3,306,290	4,992
	Administaff Inc.	211,119	4,980
*	Layne Christensen Co.	169,949	4,879
	Knoll Inc.	469,981	4,855
	Franklin Electric Co. Inc.	165,359	4,809
	McGrath Rentcorp	212,302	4,747
*	School Specialty Inc.	202,544	4,738
*	Mobile Mini Inc.	331,331	4,668
*	Tutor Perini Corp.	257,347	4,653
*	Force Protection Inc.	889,030	4,632
	Lindsay Corp.	115,568	4,605
*	United Rentals Inc.	464,102	4,553
*	Chart Industries Inc.	270,717	4,480
*	GeoEye Inc.	159,857	4,457
*	Spherion Corp.	789,150	4,435
*	DynCorp International Inc. Class A	305,966	4,391
*	ATC Technology Corp.	183,587	4,379
*	Ceradyne Inc.	227,177	4,364
	Encore Wire Corp.	205,214	4,324
*	RBC Bearings Inc.	176,984	4,306
*	Orion Marine Group Inc.	203,942	4,295
*	Advisory Board Co.	136,785	4,194
*	Astec Industries Inc.	155,361	4,185
*	Altra Holdings Inc.	338,251	4,177
*,^	Capstone Turbine Corp.	3,224,645	4,160
*	Michael Baker Corp.	100,039	4,142
	G&K Services Inc. Class A	159,193	4,001
*	Consolidated Graphics Inc.	112,675	3,946
	HEICO Corp. Class A	109,166	3,926
*	Macquarie Infrastructure Co. LLC	319,014	3,917
	Aircastle Ltd.	393,843	3,879
*	Aerovironment Inc.	133,064	3,870
	Tredegar Corp.	243,096	3,846
	Tennant Co.	144,490	3,784
	Steelcase Inc. Class A	593,717	3,776
	Seaboard Corp.	2,776	3,745
*	Kforce Inc.	298,092	3,726
*	Colfax Corp.	307,918	3,707
	CIRCOR International Inc.	146,873	3,698
*	Waste Services Inc.	404,691	3,687
	John Bean Technologies Corp.	215,023	3,658
	Gorman-Rupp Co.	131,269	3,628
*	Blount International Inc.	357,935	3,615
*	Celadon Group Inc.	332,161	3,604
	Apogee Enterprises Inc.	255,959	3,583
*	DigitalGlobe Inc.	147,984	3,581
*	CBIZ Inc.	459,815	3,541
	Ennis Inc.	209,668	3,520
	Viad Corp.	169,476	3,496
*	Flow International Corp.	1,125,909	3,468
	Diamond Management & Technology Consultants Inc. Class A	468,555	3,453
*	Team Inc.	182,262	3,428
	Applied Signal Technology Inc.	174,108	3,359
	Interface Inc. Class A	396,649	3,296
*	Dycom Industries Inc.	408,422	3,280
*	On Assignment Inc.	454,235	3,248
*	ICF International Inc.	119,990	3,216
	Sauer-Danfoss Inc.	262,319	3,150
*	Harbin Electric Inc.	152,500	3,132
	Gibraltar Industries Inc.	198,936	3,129
*	Kelly Services Inc. Class A	259,553	3,096
	Sun Hydraulics Corp.	117,440	3,083

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Value
		Shares	($000)
*	AZZ Inc.	92,859	3,036
*	Sterling Construction Co. Inc.	156,832	3,008
*	Taser International Inc.	686,063	3,005
*	LB Foster Co. Class A	100,435	2,994
*,^	China BAK Battery Inc.	1,067,730	2,968
*	American Reprographics Co.	418,374	2,933
*	Acacia Research - Acacia Technologies	320,800	2,922
*	RSC Holdings Inc.	413,492	2,911
*	Stanley Inc.	105,259	2,885
*	MYR Group Inc.	158,944	2,874
*,^	FuelCell Energy Inc.	759,720	2,857
	FreightCar America Inc.	143,182	2,839
*	Hawaiian Holdings Inc.	389,511	2,727
	Great Lakes Dredge & Dock Corp.	413,710	2,681
	AAON Inc.	137,280	2,676
*	ACCO Brands Corp.	363,234	2,644
*	Amerco Inc.	52,902	2,630
	Houston Wire & Cable Co.	220,451	2,623
*	Exponent Inc.	93,489	2,603
	Cascade Corp.	94,358	2,594
*	Rush Enterprises Inc. Class A	213,336	2,537
*	UQM Technologies Inc.	368,662	2,525
	American Ecology Corp.	145,804	2,484
*	Columbus McKinnon Corp.	180,674	2,468
*	H&E Equipment Services Inc.	229,274	2,405
*	Miller Industries Inc.	211,310	2,398
	Standex International Corp.	118,526	2,381
*	American Commercial Lines Inc.	128,966	2,364
*	Metalico Inc.	480,315	2,363
	Insteel Industries Inc.	180,358	2,345
*	Cornell Cos. Inc.	102,236	2,321
	HEICO Corp.	52,314	2,319
	Graham Corp.	111,244	2,303
*	Eagle Bulk Shipping Inc.	462,389	2,289
*	Marten Transport Ltd.	127,482	2,288
*	Republic Airways Holdings Inc.	306,126	2,262
	Dynamic Materials Corp.	112,640	2,258
	Ampco-Pittsburgh Corp.	71,452	2,253
*,^	Microvision Inc.	704,277	2,233
*	Argon ST Inc.	101,662	2,208
	Federal Signal Corp.	360,564	2,171
*	Polypore International Inc.	181,307	2,158
	NACCO Industries Inc. Class A	42,226	2,103
	Titan International Inc.	257,543	2,089
*	Innerworkings Inc.	351,684	2,075
	TAL International Group Inc.	151,790	2,008
	CDI Corp.	153,782	1,991
*	Kadant Inc.	122,213	1,951
*	Tecumseh Products Co. Class A	163,969	1,917
*	Dynamex Inc.	104,635	1,894
*	CRA International Inc.	71,056	1,894
*,^	Broadwind Energy Inc.	233,703	1,891
	LSI Industries Inc.	238,957	1,883
*,^	Builders FirstSource Inc.	488,957	1,882
*,^	Ener1 Inc.	294,980	1,870
	Met-Pro Corp.	174,873	1,857
*	Powell Industries Inc.	57,921	1,826
	American Woodmark Corp.	92,481	1,820
	Ducommun Inc.	96,355	1,803
	Kimball International Inc. Class B	211,226	1,800
*	Northwest Pipe Co.	66,496	1,786
*	Energy Recovery Inc.	259,589	1,786
*	Pike Electric Corp.	189,437	1,758
*	SmartHeat Inc.	118,878	1,726

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Furmanite Corp.	450,149	1,715
	International Shipholding Corp.	54,404	1,690
	Bowne & Co. Inc.	248,727	1,661
*,^	Fuel Tech Inc.	203,287	1,661
*	Titan Machinery Inc.	143,079	1,651
*	Pinnacle Airlines Corp.	231,106	1,590
*,^	GT Solar International Inc.	283,811	1,578
*	APAC Customer Services Inc.	263,232	1,569
*	Willis Lease Finance Corp.	103,668	1,555
*	Volt Information Sciences Inc.	151,652	1,517
*	PRG-Schultz International Inc.	256,115	1,514
*	K-Tron International Inc.	13,841	1,505
*	Ladish Co. Inc.	99,514	1,501
*	Saia Inc.	99,711	1,478
*	Astronics Corp.	171,815	1,469
	Aceto Corp.	282,551	1,455
*	GP Strategies Corp.	188,753	1,421
*	Trex Co. Inc.	68,999	1,352
	Greenbrier Cos. Inc.	130,058	1,350
*	WCA Waste Corp.	310,093	1,336
*	3D Systems Corp.	115,764	1,308
	Horizon Lines Inc. Class A	231,424	1,289
*	PMFG Inc.	78,227	1,268
	Courier Corp.	88,862	1,266
*	Herley Industries Inc.	90,503	1,257
*	Quixote Corp.	196,920	1,254
*,^	Valence Technology Inc.	1,351,511	1,230
*,^	TBS International Ltd. Class A	166,778	1,226
	Todd Shipyards Corp.	73,136	1,226
*	COMSYS IT Partners Inc.	137,426	1,222
	Twin Disc Inc.	115,521	1,206
*	Standard Parking Corp.	75,486	1,199
*,^	Advanced Battery Technologies Inc.	295,991	1,184
	Alamo Group Inc.	68,267	1,171
*	Quality Distribution Inc.	294,598	1,164
*	Hudson Highland Group Inc.	245,099	1,162
*	Vicor Corp.	122,246	1,137
*	ICT Group Inc.	68,060	1,111
	Schawk Inc. Class A	81,178	1,104
*	NN Inc.	278,530	1,103
	Barrett Business Services Inc.	89,736	1,103
	Pacer International Inc.	341,001	1,078
*	LaBarge Inc.	88,160	1,062
*	Orion Energy Systems Inc.	238,065	1,045
*	Casella Waste Systems Inc. Class A	258,552	1,039
	Superior Uniform Group Inc.	106,489	1,038
*	Lydall Inc.	197,157	1,027
*	Perma-Fix Environmental Services	437,803	994
	Lawson Products Inc.	55,495	979
*	Hurco Cos. Inc.	66,089	978
*	Kratos Defense & Security Solutions Inc.	89,088	940
*	Plug Power Inc.	1,306,085	927
*	Rush Enterprises Inc. Class B	88,165	926
*	Flanders Corp.	207,422	925
*	Trimas Corp.	134,435	910
*	USA Truck Inc.	71,783	899
*	Innovative Solutions & Support Inc.	194,628	893
*	LMI Aerospace Inc.	66,699	887
*	Hill International Inc.	135,478	845
	VSE Corp.	18,692	843
*	PowerSecure International Inc.	109,553	790
	Multi-Color Corp.	63,726	778
*	Odyssey Marine Exploration Inc.	547,645	772
*	Magnetek Inc.	501,215	772

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Ultralife Corp.	176,784	764
*	Air Transport Services Group Inc.	282,686	746
*	Fushi Copperweld Inc.	72,109	730
	Chase Corp.	61,581	727
	Standard Register Co.	135,946	693
*	Satcon Technology Corp.	245,600	693
*	Commercial Vehicle Group Inc.	114,134	684
*	DXP Enterprises Inc.	52,200	682
*	Integrated Electrical Services Inc.	111,572	653
	American Railcar Industries Inc.	58,551	645
*	United Capital Corp.	27,001	643
*	PAM Transportation Services Inc.	61,408	634
*	SL Industries Inc.	72,930	611
*,^	YRC Worldwide Inc.	721,091	606
	Frozen Food Express Industries	179,698	593
	Omega Flex Inc.	41,175	576
*	Park-Ohio Holdings Corp.	100,993	571
*	Patriot Transportation Holding Inc.	5,886	556
	Virco Manufacturing	151,948	555
*	LECG Corp.	183,446	549
*	BlueLinx Holdings Inc.	196,332	544
*	CAI International Inc.	56,691	512
	LS Starrett Co. Class A	57,983	511
*	Xerium Technologies Inc.	670,307	509
*	Intersections Inc.	103,632	508
*	US Home Systems Inc.	191,499	486
	Universal Truckload Services Inc.	26,634	482
*	Allied Defense Group Inc.	99,760	474
*	Active Power Inc.	414,858	456
*	TRC Cos. Inc.	151,355	453
	Preformed Line Products Co.	10,064	441
*,^	C&D Technologies Inc.	264,606	410
	Hardinge Inc.	70,340	387
*	Wabash National Corp.	203,360	384
*	Protection One Inc.	54,783	353
	Hubbell Inc. Class A	7,600	344
*	Raytheon Co. Warrants Exp. 6/16/11	19,938	289
	Sypris Solutions Inc.	91,591	258
*	NCI Building Systems Inc.	140,247	254
*,^	Akeena Solar Inc.	201,393	252
*	Spire Corp.	46,310	248
*	Ascent Solar Technologies Inc.	41,015	217
*,^	Builders FirstSource Inc. Rights Exp. 1/14/10	787,779	193
*	Document Security Systems Inc.	72,991	179
*	Argan Inc.	12,349	178
*	Ceco Environmental Corp.	38,045	150
*	Amrep Corp.	10,312	141
*,^	China Architectural Engineering Inc.	129,142	136
*	Innotrac Corp.	73,881	120
*	Applied Energetics Inc.	287,190	95
*	Covenant Transportation Group Inc. Class A	19,665	83
*,^	Ocean Power Technologies Inc.	6,666	60
*	ExpressJet Holdings Inc.	10,069	49
*	Tix Corp.	24,352	42
*	Key Technology Inc.	3,211	37
*,^	Hoku Scientific Inc.	11,584	32
*	Advanced Environmental Recycling Technologies Inc. Class A	78,953	25
*	AT Cross Co. Class A	3,800	20
*,^	Arotech Corp.	6,745	11
*	UTEK Corp.	1,700	7
*	Thermadyne Holdings Corp.	100	1
*	PGT Inc.	200	—
*	BMC Industries Inc.	211,416	—
			13,117,241

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

		Market
		Value
	Shares	($000)
Information Technology (19.4%)
Microsoft Corp.	78,539,889	2,394,681
* Apple Inc.	8,773,159	1,849,908
International Business Machines Corp.	12,838,138	1,680,512
* Google Inc. Class A	2,369,751	1,469,198
* Cisco Systems Inc.	56,487,594	1,352,313
Hewlett-Packard Co.	23,369,819	1,203,779
Intel Corp.	54,823,865	1,118,407
Oracle Corp.	39,292,271	964,232
QUALCOMM Inc.	16,279,815	753,104
Visa Inc. Class A	4,506,253	394,117
* EMC Corp.	19,803,015	345,959
Texas Instruments Inc.	12,353,724	321,938
Corning Inc.	15,224,808	293,991
* eBay Inc.	10,742,007	252,867
Accenture PLC Class A	6,015,865	249,658
Mastercard Inc. Class A	966,764	247,472
* Dell Inc.	17,222,793	247,319
* Yahoo! Inc.	13,056,951	219,096
Automatic Data Processing Inc.	4,917,877	210,583
* Adobe Systems Inc.	5,141,658	189,110
Applied Materials Inc.	13,055,147	181,989
Motorola Inc.	22,479,714	174,443
* Symantec Corp.	7,976,928	142,707
* Juniper Networks Inc.	5,140,658	137,101
* Broadcom Corp. Class A	4,274,800	134,442
* Cognizant Technology Solutions Corp. Class A	2,871,607	130,084
Western Union Co.	6,880,315	129,694
* NetApp Inc.	3,298,058	113,420
Tyco Electronics Ltd.	4,500,230	110,481
* Marvell Technology Group Ltd.	5,161,884	107,109
* Agilent Technologies Inc.	3,368,764	104,667
* NVIDIA Corp.	5,370,079	100,313
Paychex Inc.	3,188,513	97,696
* Western Digital Corp.	2,202,343	97,233
* Intuit Inc.	3,009,042	92,408
CA Inc.	4,108,533	92,278
Analog Devices Inc.	2,858,245	90,263
Seagate Technology	4,858,106	88,369
* Micron Technology Inc.	8,302,983	87,679
* Computer Sciences Corp.	1,487,081	85,552
* Salesforce.com Inc.	1,094,264	80,724
Amphenol Corp. Class A	1,680,974	77,627
* Citrix Systems Inc.	1,794,808	74,682
* Fiserv Inc.	1,513,860	73,392
Fidelity National Information Services Inc.	3,090,629	72,444
* BMC Software Inc.	1,804,110	72,345
Xerox Corp.	8,523,348	72,108
* Sun Microsystems Inc.	7,393,269	69,275
Xilinx Inc.	2,708,114	67,865
Linear Technology Corp.	2,181,604	66,626
Altera Corp.	2,887,145	65,336
* SanDisk Corp.	2,228,033	64,591
* McAfee Inc.	1,541,539	62,540
* Activision Blizzard Inc.	5,614,303	62,375
Harris Corp.	1,298,288	61,734
Maxim Integrated Products Inc.	3,003,402	60,969
KLA-Tencor Corp.	1,674,029	60,533
* Flextronics International Ltd.	7,954,855	58,150
* Autodesk Inc.	2,253,188	57,253
* Red Hat Inc.	1,844,383	56,991
* Electronic Arts Inc.	3,174,473	56,347
* Advanced Micro Devices Inc.	5,571,993	53,937
* Cree Inc.	947,503	53,411

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Affiliated Computer Services Inc. Class A	893,261	53,319
*	Teradata Corp.	1,685,379	52,971
	Microchip Technology Inc.	1,794,918	52,160
*	Lam Research Corp.	1,243,398	48,754
*	FLIR Systems Inc.	1,485,194	48,596
*	VeriSign Inc.	1,891,454	45,849
*	Avnet Inc.	1,481,854	44,693
*	Akamai Technologies Inc.	1,690,671	42,825
	Global Payments Inc.	792,013	42,658
*	F5 Networks Inc.	772,575	40,931
*	Equinix Inc.	378,928	40,223
*	LSI Corp.	6,404,226	38,489
	Lender Processing Services Inc.	943,983	38,382
*	SAIC Inc.	2,001,663	37,911
*	ANSYS Inc.	864,878	37,588
	National Semiconductor Corp.	2,321,064	35,652
*	Arrow Electronics Inc.	1,175,192	34,797
*	Hewitt Associates Inc. Class A	821,710	34,725
*	ON Semiconductor Corp.	3,938,814	34,701
*	Sybase Inc.	794,448	34,479
*,^	Alliance Data Systems Corp.	522,132	33,724
*	Rovi Corp.	997,668	31,796
*	Synopsys Inc.	1,417,984	31,593
	Jabil Circuit Inc.	1,782,453	30,961
	Broadridge Financial Solutions Inc.	1,368,771	30,879
*	Nuance Communications Inc.	1,983,009	30,816
*	MEMC Electronic Materials Inc.	2,196,758	29,920
*	Brocade Communications Systems Inc.	3,905,554	29,799
*	Trimble Navigation Ltd.	1,176,226	29,641
	Factset Research Systems Inc.	439,751	28,966
*	3Com Corp.	3,839,236	28,794
	Total System Services Inc.	1,643,199	28,378
*	Itron Inc.	392,675	26,533
*	Varian Semiconductor Equipment Associates Inc.	721,192	25,876
*	Ingram Micro Inc.	1,440,979	25,145
*	Dolby Laboratories Inc. Class A	521,261	24,880
*	AOL Inc.	1,056,731	24,601
*	MICROS Systems Inc.	789,655	24,503
*	CommScope Inc.	918,892	24,378
*	Skyworks Solutions Inc.	1,681,956	23,867
*	Rambus Inc.	977,920	23,861
	Solera Holdings Inc.	648,730	23,361
*	Tech Data Corp.	493,733	23,038
*	VistaPrint NV	399,666	22,645
*	Informatica Corp.	870,030	22,499
*	Novellus Systems Inc.	960,037	22,407
*	VMware Inc. Class A	520,998	22,080
*	QLogic Corp.	1,161,721	21,922
*	Atheros Communications Inc.	621,188	21,269
*	Tellabs Inc.	3,692,589	20,974
*	Polycom Inc.	825,904	20,623
*	Silicon Laboratories Inc.	418,157	20,214
*	Lexmark International Inc. Class A	768,887	19,976
*	Atmel Corp.	4,216,505	19,438
*	IAC/InterActiveCorp	942,222	19,297
*	PMC - Sierra Inc.	2,213,492	19,169
*	Parametric Technology Corp.	1,141,862	18,658
	Diebold Inc.	652,168	18,554
*,^	WebMD Health Corp.	480,901	18,510
	Intersil Corp. Class A	1,205,040	18,485
*	Teradyne Inc.	1,719,557	18,451
	Jack Henry & Associates Inc.	786,994	18,195
*	NCR Corp.	1,564,086	17,408
*	Concur Technologies Inc.	407,206	17,408

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Sohu.com Inc.	301,979	17,297
*	JDS Uniphase Corp.	2,089,719	17,240
*	DST Systems Inc.	391,737	17,060
*	Compuware Corp.	2,340,296	16,920
	National Instruments Corp.	573,535	16,891
*	NeuStar Inc. Class A	731,549	16,855
*	TIBCO Software Inc.	1,720,953	16,573
*	Zebra Technologies Corp.	582,177	16,511
*	Cypress Semiconductor Corp.	1,518,667	16,037
*	Unisys Corp.	414,628	15,988
*	Cadence Design Systems Inc.	2,615,619	15,668
*	International Rectifier Corp.	698,541	15,452
	Molex Inc.	708,627	15,271
*,^	Palm Inc.	1,517,926	15,240
*	CACI International Inc. Class A	294,381	14,381
*	Microsemi Corp.	800,394	14,207
*	Vishay Intertechnology Inc.	1,696,674	14,167
*	Novell Inc.	3,385,974	14,052
*	Arris Group Inc.	1,228,166	14,038
*	Anixter International Inc.	294,290	13,861
*	Blackboard Inc.	300,059	13,620
*	Gartner Inc.	754,639	13,614
*	MercadoLibre Inc.	259,464	13,458
*	Cybersource Corp.	649,189	13,055
*	Convergys Corp.	1,205,836	12,963
	ADTRAN Inc.	557,522	12,572
*	Riverbed Technology Inc.	546,474	12,552
	Plantronics Inc.	480,296	12,478
*	VeriFone Holdings Inc.	750,131	12,287
*	Veeco Instruments Inc.	371,198	12,264
*	Fairchild Semiconductor International Inc. Class A	1,222,427	12,212
*	Benchmark Electronics Inc.	637,985	12,064
	Molex Inc. Class A	624,075	11,939
*	RF Micro Devices Inc.	2,494,775	11,900
*	Progress Software Corp.	393,672	11,499
*	Wright Express Corp.	357,202	11,380
*	Tessera Technologies Inc.	487,025	11,333
*	InterDigital Inc.	424,837	11,275
*	Quest Software Inc.	607,272	11,174
*	Blue Coat Systems Inc.	389,974	11,130
*	Plexus Corp.	389,768	11,108
*	Genpact Ltd.	743,444	11,077
*	Ariba Inc.	873,644	10,938
*	TiVo Inc.	1,064,627	10,838
*	Cymer Inc.	279,112	10,712
*	Integrated Device Technology Inc.	1,635,206	10,580
*	FormFactor Inc.	485,074	10,555
*	Mantech International Corp. Class A	216,222	10,439
*,^	Synaptics Inc.	334,281	10,246
	Fair Isaac Corp.	479,830	10,225
*	Digital River Inc.	378,821	10,224
	Blackbaud Inc.	432,457	10,219
*	Semtech Corp.	600,209	10,210
*	Rackspace Hosting Inc.	478,077	9,968
*	Acxiom Corp.	740,798	9,942
*	Euronet Worldwide Inc.	449,300	9,862
*	GSI Commerce Inc.	388,339	9,860
*	Comtech Telecommunications Corp.	278,098	9,747
*	Ciena Corp.	895,955	9,712
	Power Integrations Inc.	262,029	9,527
	Syntel Inc.	244,557	9,300
*	CommVault Systems Inc.	389,184	9,220
*	Tekelec	593,585	9,070
*	j2 Global Communications Inc.	443,789	9,031

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	TeleTech Holdings Inc.	446,544	8,944
*	AsiaInfo Holdings Inc.	292,643	8,917
*	TriQuint Semiconductor Inc.	1,485,897	8,915
*	Viasat Inc.	279,486	8,882
*	Cavium Networks Inc.	368,464	8,780
	Earthlink Inc.	1,048,769	8,715
*	Emulex Corp.	798,097	8,699
	MAXIMUS Inc.	173,828	8,691
*	FEI Co.	371,130	8,670
*	ValueClick Inc.	855,750	8,660
*	Netlogic Microsystems Inc.	186,176	8,612
*	Sapient Corp.	1,040,696	8,607
*	JDA Software Group Inc.	333,479	8,494
*	MicroStrategy Inc. Class A	90,250	8,485
*	Lawson Software Inc.	1,274,373	8,475
*	Amkor Technology Inc.	1,174,070	8,406
*	Mentor Graphics Corp.	949,283	8,382
*	Avago Technologies Ltd.	447,870	8,192
*	SRA International Inc. Class A	428,775	8,190
*	Websense Inc.	461,274	8,054
*	MKS Instruments Inc.	460,316	8,014
*	EchoStar Corp. Class A	392,306	7,901
*,^	Take-Two Interactive Software Inc.	784,502	7,884
*	Verigy Ltd.	608,610	7,833
*	Sanmina-SCI Corp.	708,741	7,817
*	Ultimate Software Group Inc.	261,270	7,673
*	Hittite Microwave Corp.	186,341	7,593
*	Cabot Microelectronics Corp.	229,499	7,564
*	Infinera Corp.	851,630	7,554
*	Coherent Inc.	250,734	7,454
*	Monolithic Power Systems Inc.	308,275	7,389
*	L-1 Identity Solutions Inc.	972,940	7,287
*,^	Advent Software Inc.	177,396	7,225
*	Omnivision Technologies Inc.	486,794	7,073
*	DealerTrack Holdings Inc.	373,707	7,022
*	Intermec Inc.	541,169	6,959
*	Scansource Inc.	260,557	6,957
*	Taleo Corp. Class A	291,667	6,860
*	Zoran Corp.	618,476	6,834
*	Netgear Inc.	311,177	6,749
	Cognex Corp.	377,263	6,685
*	TTM Technologies Inc.	577,780	6,662
*,^	STEC Inc.	392,182	6,408
*	Sonus Networks Inc.	2,979,822	6,287
*	Tyler Technologies Inc.	315,030	6,272
*	DTS Inc.	180,996	6,192
*	Manhattan Associates Inc.	255,487	6,139
*	Net 1 UEPS Technologies Inc.	315,605	6,129
*	CSG Systems International Inc.	320,244	6,113
*	Littelfuse Inc.	188,593	6,063
*	Rofin-Sinar Technologies Inc.	255,576	6,034
*	SuccessFactors Inc.	363,676	6,030
*	THQ Inc.	1,193,387	6,015
*	Brooks Automation Inc.	695,428	5,967
*	ACI Worldwide Inc.	341,629	5,859
*	Entegris Inc.	1,083,965	5,723
*	ADC Telecommunications Inc.	917,734	5,699
*	Checkpoint Systems Inc.	373,509	5,696
*	Global Cash Access Holdings Inc.	758,476	5,681
*	Rogers Corp.	185,983	5,637
*	Diodes Inc.	273,458	5,592
	AVX Corp.	437,082	5,538
*	Aruba Networks Inc.	518,867	5,531
*	Harmonic Inc.	868,736	5,499

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	ATMI Inc.	292,193	5,441
*	SolarWinds Inc.	234,900	5,405
*	TNS Inc.	206,895	5,315
*	Brightpoint Inc.	722,866	5,313
	Black Box Corp.	187,368	5,310
*	Volterra Semiconductor Corp.	276,586	5,288
*	Maxwell Technologies Inc.	294,314	5,251
*	3PAR Inc.	442,316	5,241
*	Electronics for Imaging Inc.	402,214	5,233
	United Online Inc.	726,619	5,224
*	Art Technology Group Inc.	1,135,363	5,120
*	OSI Systems Inc.	181,767	4,959
*	Cirrus Logic Inc.	720,975	4,917
*	Loral Space & Communications Inc.	155,321	4,910
*	RightNow Technologies Inc.	281,095	4,883
*	Quantum Corp.	1,647,802	4,828
*	Advanced Energy Industries Inc.	320,156	4,828
*	Insight Enterprises Inc.	414,210	4,730
*	SYNNEX Corp.	154,007	4,722
*	SMART Modular Technologies WWH Inc.	746,370	4,695
*	ModusLink Global Solutions Inc.	492,342	4,633
	Park Electrochemical Corp.	164,571	4,549
*	SAVVIS Inc.	323,178	4,541
*	Bottomline Technologies Inc.	253,532	4,455
	Micrel Inc.	536,418	4,399
*	TeleCommunication Systems Inc. Class A	453,623	4,391
*	DG FastChannel Inc.	156,977	4,384
*	RealNetworks Inc.	1,165,656	4,325
*	Avid Technology Inc.	337,752	4,310
*	Cogent Inc.	411,992	4,281
	Pegasystems Inc.	122,569	4,167
*,^	Finisar Corp.	461,086	4,113
*	Epicor Software Corp.	535,538	4,081
*	Echelon Corp.	350,328	4,050
*	Applied Micro Circuits Corp.	541,265	4,043
*	Harris Stratex Networks Inc.	578,741	3,999
*	S1 Corp.	610,216	3,979
*	Ultratech Inc.	267,603	3,977
*	ExlService Holdings Inc.	218,743	3,972
*	Sycamore Networks Inc.	188,458	3,941
*	SonicWALL Inc.	517,179	3,936
*	Constant Contact Inc.	243,221	3,892
*	Standard Microsystems Corp.	186,417	3,874
*	EPIQ Systems Inc.	275,517	3,854
*	Synchronoss Technologies Inc.	243,516	3,850
*	Compellent Technologies Inc.	169,560	3,846
*	Forrester Research Inc.	148,137	3,844
	MTS Systems Corp.	133,076	3,825
*	Smith Micro Software Inc.	413,252	3,777
*	KVH Industries Inc.	253,051	3,732
	NIC Inc.	401,995	3,674
*	Knot Inc.	356,991	3,595
*,^	Stratasys Inc.	205,546	3,552
*	Lattice Semiconductor Corp.	1,308,026	3,532
*	LTX-Credence Corp.	1,981,802	3,528
*	Switch & Data Facilities Co. Inc.	172,077	3,478
*	Netscout Systems Inc.	237,422	3,476
*	Newport Corp.	375,750	3,453
*	comScore Inc.	196,440	3,448
*	Sigma Designs Inc.	321,837	3,444
	Heartland Payment Systems Inc.	257,793	3,385
*	Adaptec Inc.	982,249	3,291
*	Terremark Worldwide Inc.	477,472	3,266
	iGate Corp.	323,631	3,236

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Ixia	434,643	3,234
*	Infospace Inc.	371,849	3,187
*	Universal Display Corp.	257,819	3,187
*	NVE Corp.	76,665	3,167
*	Netezza Corp.	323,903	3,142
*	Internet Capital Group Inc.	470,978	3,132
*	FARO Technologies Inc.	145,323	3,116
*	Sonic Solutions Inc.	259,949	3,075
*	Kopin Corp.	730,814	3,055
*	Utstarcom Inc.	1,389,207	3,042
*	Supertex Inc.	101,554	3,026
*	Kulicke & Soffa Industries Inc.	559,940	3,018
*	Oplink Communications Inc.	183,863	3,014
	Agilysys Inc.	329,171	2,995
*	Imation Corp.	343,317	2,994
*	Mercury Computer Systems Inc.	267,550	2,946
*	Sourcefire Inc.	108,559	2,904
*	Novatel Wireless Inc.	361,238	2,879
*	ArcSight Inc.	112,445	2,876
*	Electro Scientific Industries Inc.	263,669	2,853
*	Silicon Image Inc.	1,099,522	2,837
*	Move Inc.	1,691,839	2,808
*	Symmetricom Inc.	532,064	2,767
*	Kenexa Corp.	210,656	2,749
*	Symyx Technologies Inc.	491,607	2,704
*	Extreme Networks	927,824	2,663
*	Silicon Storage Technology Inc.	1,031,702	2,641
*	Online Resources Corp.	501,455	2,638
*	LoopNet Inc.	262,647	2,611
*	PROS Holdings Inc.	250,908	2,597
*	Comverge Inc.	229,617	2,581
*,^	Ebix Inc.	52,837	2,580
*	i2 Technologies Inc.	134,500	2,572
*	IPG Photonics Corp.	152,985	2,561
*,^	China Security & Surveillance Technology Inc.	328,730	2,511
	Daktronics Inc.	270,272	2,489
*	Globecomm Systems Inc.	318,060	2,487
*	LivePerson Inc.	355,854	2,480
*	Actel Corp.	206,908	2,458
	CTS Corp.	251,774	2,422
*	Pericom Semiconductor Corp.	205,170	2,366
*	Limelight Networks Inc.	596,989	2,346
*	Hypercom Corp.	726,295	2,302
*	Measurement Specialties Inc.	226,519	2,277
*	Anadigics Inc.	534,967	2,258
*,^	Magma Design Automation Inc.	976,995	2,257
*	Exar Corp.	309,466	2,200
*	Intevac Inc.	191,698	2,199
*	Openwave Systems Inc.	954,272	2,176
*	Vocus Inc.	119,812	2,157
*	infoGROUP Inc.	268,695	2,155
*	Rimage Corp.	123,580	2,143
*	Ceva Inc.	162,897	2,095
*	Multi-Fineline Electronix Inc.	73,827	2,094
*	Integrated Silicon Solution Inc.	370,016	2,091
*	Internet Brands Inc. Class A	266,184	2,084
*	IXYS Corp.	280,174	2,079
	Methode Electronics Inc.	239,243	2,077
*	Acme Packet Inc.	188,283	2,071
*	Anaren Inc.	136,822	2,059
	Bel Fuse Inc. Class B	94,672	2,034
*	Cogo Group Inc.	274,814	2,025
*	Oclaro Inc.	1,369,079	2,013
*	Digi International Inc.	217,878	1,987

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Hughes Communications Inc.	76,279	1,986
*	Advanced Analogic Technologies Inc.	501,910	1,978
*	GSE Systems Inc.	360,142	1,974
*	Techwell Inc.	148,011	1,954
*	Lionbridge Technologies Inc.	830,970	1,911
*	EMS Technologies Inc.	130,881	1,898
*	VASCO Data Security International Inc.	300,390	1,883
*	Radisys Corp.	196,676	1,878
*	Monotype Imaging Holdings Inc.	204,850	1,850
	Electro Rent Corp.	159,479	1,840
*	Interactive Intelligence Inc.	98,897	1,824
*,^	Rubicon Technology Inc.	89,482	1,817
*	Radiant Systems Inc.	172,710	1,796
*	Hutchinson Technology Inc.	174,519	1,791
*	Seachange International Inc.	272,145	1,788
	Cohu Inc.	127,851	1,784
*	MIPS Technologies Inc. Class A	404,721	1,769
	Opnet Technologies Inc.	143,661	1,751
*	Silicon Graphics International Corp.	248,333	1,741
*	Mattson Technology Inc.	481,016	1,722
*	MoneyGram International Inc.	590,206	1,700
*	support.com Inc.	636,330	1,680
*	ShoreTel Inc.	286,676	1,657
*	Web.com Group Inc.	245,686	1,604
*	Integral Systems Inc.	183,594	1,590
*	Conexant Systems Inc.	684,354	1,588
*	Perficient Inc.	188,293	1,587
*	Super Micro Computer Inc.	141,561	1,574
	Keynote Systems Inc.	143,061	1,561
*	Virage Logic Corp.	282,121	1,552
*	Gerber Scientific Inc.	305,370	1,542
*	Dynamics Research Corp.	144,079	1,529
*	FalconStor Software Inc.	376,484	1,529
*	NetSuite Inc.	95,581	1,527
*	DivX Inc.	270,673	1,527
*	Travelzoo Inc.	123,120	1,513
*	Ciber Inc.	433,814	1,497
*	Isilon Systems Inc.	212,561	1,458
*	Mindspeed Technologies Inc.	308,306	1,446
*	Photronics Inc.	324,071	1,442
*	Double-Take Software Inc.	144,035	1,439
	Technitrol Inc.	328,247	1,438
*	Telular Corp.	381,441	1,430
	Renaissance Learning Inc.	120,082	1,364
*	DemandTec Inc.	155,462	1,363
*	Rudolph Technologies Inc.	202,447	1,360
*	Ultra Clean Holdings	193,040	1,349
*	StarTek Inc.	177,188	1,325
*	DSP Group Inc.	234,691	1,321
*	Geeknet Inc.	1,077,805	1,283
*	LeCroy Corp.	350,863	1,281
*	California Micro Devices Corp.	269,537	1,270
*	NCI Inc. Class A	45,587	1,260
*	BigBand Networks Inc.	365,672	1,258
*,^	Zix Corp.	706,486	1,208
	Cass Information Systems Inc.	39,699	1,207
*	Cray Inc.	187,483	1,204
	American Software Inc. Class A	200,486	1,203
*	MoSys Inc.	305,390	1,197
	Imergent Inc.	197,173	1,197
*	Airvana Inc.	157,061	1,194
	Marchex Inc. Class B	231,114	1,174
*	SRS Labs Inc.	158,866	1,164
*	Trident Microsystems Inc.	616,190	1,146

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Ness Technologies Inc.	233,859	1,146
*	NU Horizons Electronics Corp.	277,427	1,143
*	Spectrum Control Inc.	120,565	1,142
*,^	Emcore Corp.	1,044,387	1,117
*	Computer Task Group Inc.	138,086	1,106
*	LaserCard Corp.	187,966	1,085
*	Saba Software Inc.	261,157	1,081
*	Internap Network Services Corp.	228,335	1,073
*	Liquidity Services Inc.	104,674	1,054
*	DDi Corp.	215,477	1,054
*	PC-Tel Inc.	174,581	1,034
*	Hackett Group Inc.	370,798	1,031
*	Transact Technologies Inc.	147,747	1,025
*	Actuate Corp.	237,495	1,016
*	Orbcomm Inc.	375,812	1,015
*	Pervasive Software Inc.	207,614	1,001
*	Chordiant Software Inc.	356,259	980
*	Zygo Corp.	139,138	936
	QAD Inc.	151,091	923
*	White Electronic Designs Corp.	197,398	922
	TheStreet.com Inc.	384,051	922
	Richardson Electronics Ltd.	156,536	919
*	Tollgrade Communications Inc.	140,898	861
*	Microtune Inc.	378,848	856
*	LoJack Corp.	210,416	850
*	Powerwave Technologies Inc.	659,905	831
*	RAE Systems Inc.	752,576	828
*	PC Mall Inc.	155,036	809
*	Concurrent Computer Corp.	202,052	808
*,^	Rosetta Stone Inc.	44,100	792
*	PC Connection Inc.	116,682	788
*	PAR Technology Corp.	136,040	786
*	PLX Technology Inc.	236,468	764
*	Axcelis Technologies Inc.	541,562	764
	Keithley Instruments Inc.	160,382	746
*	OpenTable Inc.	29,286	746
*	Network Equipment Technologies Inc.	182,244	738
*	Datalink Corp.	169,522	734
*	Immersion Corp.	159,031	727
*	Nanometrics Inc.	63,769	722
*	X-Rite Inc.	319,815	697
*	Phoenix Technologies Ltd.	253,105	696
*	TechTeam Global Inc.	90,812	691
*,^	On2 Technologies Inc.	1,106,806	675
*	Entropic Communications Inc.	219,186	673
*	China Information Security Technology Inc.	109,063	672
*,^	Wave Systems Corp. Class A	469,391	667
	Ipass Inc.	625,326	650
*	Cyberoptics Corp.	95,662	642
*	Aware Inc.	223,397	626
*	Ramtron International Corp.	350,700	621
*	CalAmp Corp.	178,061	613
*	QuickLogic Corp.	289,381	611
*	Opnext Inc.	321,034	610
*	Evolving Systems Inc.	97,017	606
*,^	Research Frontiers Inc.	154,646	586
*	Edgewater Technology Inc.	170,656	512
*,^	Parkervision Inc.	272,455	499
*	PLATO Learning Inc.	112,028	488
*	PDF Solutions Inc.	125,033	481
*	Callidus Software Inc.	158,993	480
*	Rainmaker Systems Inc.	318,962	475
*	Tier Technologies Inc. Class B	59,360	475
*	Performance Technologies Inc.	163,552	456

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Presstek Inc.	209,732	447
*	Planar Systems Inc.	148,136	422
*	Bsquare Corp.	161,829	401
*	FSI International Inc.	135,677	399
*	Market Leader Inc.	187,002	393
*	Dice Holdings Inc.	57,706	378
*	ID Systems Inc.	105,365	341
*	Network Engines Inc.	254,385	341
*	CPI International Inc.	25,384	336
*	Pixelworks Inc.	108,894	331
*	Frequency Electronics Inc.	63,789	328
*	Transwitch Corp.	155,455	326
*	Ditech Networks Inc.	240,802	311
*	EF Johnson Technologies Inc.	268,522	298
*	ActivIdentity Corp.	114,845	270
*	American Technology Corp.	179,597	266
*	Comarco Inc.	95,910	259
*	iGO Inc.	197,191	243
*	Intellicheck Mobilisa Inc.	62,601	235
*	Virtusa Corp.	25,031	227
*	Video Display Corp.	48,565	221
*	Merix Corp.	85,484	209
	Bel Fuse Inc. Class A	10,580	206
*	AuthenTec Inc.	91,417	202
	Newtek Business Services Inc.	201,851	200
*	WebMediaBrands Inc.	217,997	196
*	GTSI Corp.	36,549	182
*	Looksmart Ltd.	173,418	177
*	Cinedigm Digital Cinema Corp. Class A	137,179	170
*	SCM Microsystems Inc.	75,032	170
*	Ikanos Communications Inc.	84,319	158
*	Autobytel Inc.	150,687	151
*	Zhone Technologies Inc.	364,247	149
*	Authentidate Holding Corp.	130,657	137
*,^	VirnetX Holding Corp.	40,731	120
*	Guidance Software Inc.	21,860	115
*	Deltek Inc.	13,311	104
*	NaviSite Inc.	51,597	103
*	Analysts International Corp.	148,261	99
*	Lantronix Inc.	30,440	99
*	EndWave Corp.	40,221	98
	Selectica Inc.	335,788	78
*	Convera Corp. Class A	309,351	75
*	Wireless Telecom Group Inc.	98,580	70
*	Westell Technologies Inc. Class A	54,988	66
*	Dot Hill Systems Corp.	33,936	64
*	Vertro Inc.	139,637	59
*	Management Network Group Inc.	126,767	53
*	Henry Bros Electronics Inc.	9,700	42
*	Allen Organ Co. Escrow Shares	11,462	34
*	AXT Inc.	8,500	28
*	Digital Angel Corp.	31,230	24
*	ICx Technologies Inc.	2,289	22
*	Nextwave Wireless Inc.	48,361	21
*	Unica Corp.	2,700	21
*	TechTarget Inc.	2,580	15
*	Superconductor Technologies Inc.	4,351	10
*	Veraz Networks Inc.	3,828	4
*	Information Services Group Inc.	688	2
			23,312,363
Materials (3.9%)
	Monsanto Co.	5,346,489	437,075
*	Freeport-McMoRan Copper & Gold Inc.	4,032,964	323,807
	Dow Chemical Co.	11,200,061	309,458

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

		Market
		Value
	Shares	($000)
EI du Pont de Nemours & Co.	8,849,494	297,962
Praxair Inc.	3,004,689	241,307
Newmont Mining Corp.	4,698,158	222,270
Air Products & Chemicals Inc.	2,059,149	166,915
Alcoa Inc.	9,542,488	153,825
Nucor Corp.	3,081,789	143,765
International Paper Co.	4,030,035	107,924
Ecolab Inc.	2,323,345	103,575
PPG Industries Inc.	1,616,506	94,630
Mosaic Co.	1,526,591	91,183
Weyerhaeuser Co.	2,071,959	89,384
United States Steel Corp.	1,406,178	77,509
Vulcan Materials Co.	1,226,074	64,577
Sigma-Aldrich Corp.	1,195,625	60,415
Cliffs Natural Resources Inc.	1,285,115	59,231
* Owens-Illinois Inc.	1,652,108	54,305
Lubrizol Corp.	663,700	48,417
MeadWestvaco Corp.	1,679,980	48,098
Ball Corp.	876,983	45,340
Celanese Corp. Class A	1,407,907	45,194
Eastman Chemical Co.	712,864	42,943
CF Industries Holdings Inc.	451,842	41,018
* Crown Holdings Inc.	1,571,463	40,198
Walter Energy Inc.	519,236	39,104
Martin Marietta Materials Inc.	437,255	39,095
Allegheny Technologies Inc.	866,668	38,801
FMC Corp.	676,138	37,701
Nalco Holding Co.	1,356,724	34,610
Airgas Inc.	723,348	34,431
Sealed Air Corp.	1,559,192	34,084
Steel Dynamics Inc.	1,901,919	33,702
International Flavors & Fragrances Inc.	775,616	31,909
Terra Industries Inc.	979,085	31,517
Bemis Co. Inc.	1,059,759	31,422
* Pactiv Corp.	1,296,479	31,297
Sonoco Products Co.	981,571	28,711
Reliance Steel & Aluminum Co.	649,772	28,083
Ashland Inc.	694,020	27,497
Albemarle Corp.	718,127	26,118
RPM International Inc.	1,268,911	25,797
Valspar Corp.	938,415	25,469
Aptargroup Inc.	664,905	23,764
Packaging Corp. of America	1,012,444	23,296
AK Steel Holding Corp.	1,075,742	22,967
* Domtar Corp.	411,680	22,811
Compass Minerals International Inc.	320,438	21,530
Temple-Inland Inc.	994,818	21,001
Huntsman Corp.	1,635,224	18,462
Rock-Tenn Co. Class A	360,779	18,187
* WR Grace & Co.	710,479	18,011
Royal Gold Inc.	381,417	17,965
Scotts Miracle-Gro Co. Class A	453,011	17,808
Cytec Industries Inc.	477,083	17,375
Commercial Metals Co.	1,107,511	17,333
Cabot Corp.	641,290	16,821
Silgan Holdings Inc.	262,169	15,174
* Solutia Inc.	1,168,313	14,838
* Hecla Mining Co.	2,331,797	14,411
* Titanium Metals Corp.	1,150,923	14,410
NewMarket Corp.	120,078	13,781
Olin Corp.	769,373	13,479
* Coeur d'Alene Mines Corp.	742,915	13,417
* Intrepid Potash Inc.	443,680	12,942
Greif Inc. Class A	238,879	12,895

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
	Sensient Technologies Corp.	478,810	12,593
	Schweitzer-Mauduit International Inc.	171,597	12,072
	Carpenter Technology Corp.	432,736	11,662
	HB Fuller Co.	480,499	10,931
	Eagle Materials Inc.	406,622	10,593
	Schnitzer Steel Industries Inc.	216,682	10,336
*	Rockwood Holdings Inc.	438,315	10,327
	Minerals Technologies Inc.	185,292	10,093
*	OM Group Inc.	303,748	9,535
*	Allied Nevada Gold Corp.	608,858	9,182
*	PolyOne Corp.	1,164,766	8,701
*	Louisiana-Pacific Corp.	1,213,023	8,467
*	Century Aluminum Co.	508,463	8,232
	Worthington Industries Inc.	625,873	8,180
	Texas Industries Inc.	232,471	8,134
	Arch Chemicals Inc.	238,673	7,370
*	Calgon Carbon Corp.	509,857	7,087
	AMCOL International Corp.	242,685	6,897
*	RTI International Metals Inc.	264,599	6,660
	Kaiser Aluminum Corp.	149,646	6,228
*	Stillwater Mining Co.	646,103	6,125
	Balchem Corp.	177,982	5,964
	Deltic Timber Corp.	122,752	5,669
	Wausau Paper Corp.	477,307	5,537
	Glatfelter	445,771	5,416
*	Horsehead Holding Corp.	414,695	5,287
	Ferro Corp.	638,017	5,257
*	Omnova Solutions Inc.	854,710	5,239
*	Clearwater Paper Corp.	94,157	5,176
	Koppers Holdings Inc.	157,801	4,803
	Stepan Co.	74,051	4,799
	A Schulman Inc.	222,108	4,482
	Olympic Steel Inc.	131,566	4,286
*	Graphic Packaging Holding Co.	1,152,513	3,999
*	Buckeye Technologies Inc.	409,032	3,992
	Westlake Chemical Corp.	147,047	3,666
	Innophos Holdings Inc.	156,946	3,608
	Zep Inc.	207,353	3,591
	Haynes International Inc.	108,364	3,573
	Spartech Corp.	310,950	3,190
*	Brush Engineered Materials Inc.	167,585	3,107
*	AEP Industries Inc.	78,834	3,018
*	Headwaters Inc.	417,207	2,720
*,^	Zoltek Cos. Inc.	277,760	2,639
	Neenah Paper Inc.	169,545	2,365
	Quaker Chemical Corp.	112,007	2,312
	Myers Industries Inc.	248,516	2,262
^	Hawkins Inc.	102,174	2,230
*	US Gold Corp.	886,796	2,199
	ICO Inc.	259,338	1,896
*	Boise Inc.	351,814	1,868
	Innospec Inc.	184,081	1,857
	AM Castle & Co.	133,714	1,831
*	LSB Industries Inc.	107,573	1,517
*	US Energy Corp. Wyoming	243,408	1,443
	American Vanguard Corp.	170,533	1,415
*,^	China Green Agriculture Inc.	95,254	1,400
*	Landec Corp.	206,842	1,291
	Penford Corp.	107,302	932
*	American Pacific Corp.	118,638	919
*	Universal Stainless & Alloy	48,644	917
*,^	Altair Nanotechnologies Inc.	1,024,234	901
	Great Northern Iron Ore Properties	9,328	877
*	KapStone Paper and Packaging Corp.	87,789	865

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Market
			Value
		Shares	($000)
*	Bway Holding Co.	44,433	854
*	Mercer International Inc.	266,983	822
*	Ampal American Israel Class A	301,356	814
*	Senomyx Inc.	198,113	747
*	General Moly Inc.	353,567	735
*	United States Lime & Minerals Inc.	20,053	692
*,^	ShengdaTech Inc.	111,738	685
*	US Concrete Inc.	524,719	478
*	Georgia Gulf Corp.	27,198	473
*	China Direct Industries Inc.	347,442	403
*	Nanophase Technologies Corp.	326,953	285
*,^	General Steel Holdings Inc.	56,400	249
*,^	Flotek Industries Inc.	145,589	195
*	China Precision Steel Inc.	26,400	54
*	Rock of Ages Corp.	17,900	53
*	Continental Materials Corp.	3,500	39
*	Solitario Exploration & Royalty Corp.	9,300	22
			4,719,671
Telecommunication Services (2.9%)
	AT&T Inc.	57,781,566	1,619,617
	Verizon Communications Inc.	27,819,530	921,661
*	American Tower Corp. Class A	3,864,921	167,003
*	Crown Castle International Corp.	2,855,666	111,485
	CenturyTel Inc.	2,913,837	105,510
*	Sprint Nextel Corp.	28,535,908	104,441
	Qwest Communications International Inc.	15,223,943	64,093
*	NII Holdings Inc.	1,629,234	54,710
	Windstream Corp.	4,289,656	47,143
*	SBA Communications Corp. Class A	1,029,618	35,172
*	tw telecom inc Class A	1,464,994	25,110
*	Level 3 Communications Inc.	16,069,432	24,586
	Frontier Communications Corp.	3,069,765	23,975
	Telephone & Data Systems Inc.	682,402	23,147
*	MetroPCS Communications Inc.	2,426,200	18,512
*	Syniverse Holdings Inc.	643,209	11,243
*	Leap Wireless International Inc.	608,479	10,679
	Telephone & Data Systems Inc. - Special Common Shares	276,035	8,336
*	Cincinnati Bell Inc.	2,240,385	7,729
*	United States Cellular Corp.	179,395	7,608
*	AboveNet Inc.	111,998	7,284
	Iowa Telecommunications Services Inc.	381,438	6,393
	NTELOS Holdings Corp.	339,417	6,048
*	Neutral Tandem Inc.	225,038	5,120
	Shenandoah Telecommunications Co.	227,764	4,635
*	Premiere Global Services Inc.	552,210	4,556
	Atlantic Tele-Network Inc.	75,719	4,165
*	PAETEC Holding Corp.	997,708	4,140
	Consolidated Communications Holdings Inc.	235,641	4,124
*	Cogent Communications Group Inc.	340,163	3,354
	Alaska Communications Systems Group Inc.	390,602	3,117
*	Cbeyond Inc.	192,259	3,028
*	Global Crossing Ltd.	206,478	2,942
	HickoryTech Corp.	258,093	2,279
*	General Communication Inc. Class A	343,500	2,192
	USA Mobility Inc.	191,697	2,111
*,^	Vonage Holdings Corp.	1,212,307	1,697
*	ICO Global Communications Holdings Ltd.	1,190,602	1,286
*	SureWest Communications	115,235	1,148
*,^	8x8 Inc.	727,852	1,099
	Warwick Valley Telephone Co.	75,230	982
*,^	TerreStar Corp.	889,716	836
*	Arbinet Corp.	327,727	813
*,^	FiberTower Corp.	115,689	484
*	Globalstar Inc.	438,871	382

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

		Market
		Value
	Shares	($000)
* IDT Corp. Class B	75,185	365
* IDT Corp.	21,611	82
		3,466,422
Utilities (3.8%)
Exelon Corp.	6,454,777	315,445
Southern Co.	7,796,144	259,768
Dominion Resources Inc.	5,829,602	226,888
Duke Energy Corp.	12,699,473	218,558
FPL Group Inc.	3,828,259	202,209
Public Service Enterprise Group Inc.	4,955,390	164,767
American Electric Power Co. Inc.	4,669,529	162,453
PG&E Corp.	3,630,380	162,096
Entergy Corp.	1,917,519	156,930
FirstEnergy Corp.	2,985,418	138,673
Sempra Energy	2,284,603	127,892
Consolidated Edison Inc.	2,697,128	122,531
PPL Corp.	3,693,447	119,335
Progress Energy Inc.	2,739,728	112,356
Edison International	3,036,297	105,602
Xcel Energy Inc.	4,471,412	94,883
* AES Corp.	6,538,393	87,026
Questar Corp.	1,708,695	71,030
DTE Energy Co.	1,612,727	70,299
Ameren Corp.	2,291,375	64,044
Constellation Energy Group Inc.	1,771,217	62,294
* NRG Energy Inc.	2,602,537	61,446
Wisconsin Energy Corp.	1,146,626	57,136
EQT Corp.	1,220,139	53,589
CenterPoint Energy Inc.	3,603,552	52,288
Northeast Utilities	1,718,840	44,329
Oneok Inc.	982,407	43,786
SCANA Corp.	1,142,643	43,055
NiSource Inc.	2,700,045	41,527
MDU Resources Group Inc.	1,715,907	40,495
Allegheny Energy Inc.	1,663,588	39,061
NSTAR	1,048,401	38,581
American Water Works Co. Inc.	1,713,604	38,402
* Calpine Corp.	3,470,682	38,178
Pepco Holdings Inc.	2,165,700	36,492
Pinnacle West Capital Corp.	993,597	36,346
National Fuel Gas Co.	709,527	35,476
CMS Energy Corp.	2,248,454	35,211
OGE Energy Corp.	947,392	34,949
Alliant Energy Corp.	1,086,757	32,885
TECO Energy Inc.	1,995,078	32,360
Integrys Energy Group Inc.	750,963	31,533
DPL Inc.	1,139,135	31,440
Energen Corp.	669,304	31,323
NV Energy Inc.	2,305,539	28,543
AGL Resources Inc.	759,410	27,696
Atmos Energy Corp.	906,151	26,641
UGI Corp.	1,065,074	25,764
Great Plains Energy Inc.	1,327,979	25,750
ITC Holdings Corp.	490,878	25,570
Aqua America Inc.	1,336,497	23,402
Westar Energy Inc.	1,067,162	23,179
* Mirant Corp.	1,425,031	21,760
* RRI Energy Inc.	3,449,217	19,730
Piedmont Natural Gas Co. Inc.	717,886	19,203
Hawaiian Electric Industries Inc.	901,446	18,840
Nicor Inc.	444,969	18,733
Vectren Corp.	757,757	18,701
WGL Holdings Inc.	493,991	16,568
Cleco Corp.	595,481	16,275

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

					Market
					Value
				Shares	($000)
	New Jersey Resources Corp.			414,052	15,486
	Portland General Electric Co.			738,052	15,064
	IDACORP Inc.			463,351	14,804
	Southwest Gas Corp.			441,424	12,594
	Northwest Natural Gas Co.			261,651	11,785
	Avista Corp.			537,131	11,597
	Unisource Energy Corp.			351,210	11,305
	South Jersey Industries Inc.			292,341	11,162
	PNM Resources Inc.			852,101	10,779
	Black Hills Corp.			382,360	10,182
	Allete Inc.			285,326	9,324
	NorthWestern Corp.			355,697	9,255
*	Dynegy Inc. Class A			4,989,770	9,031
*	El Paso Electric Co.			443,363	8,991
	Laclede Group Inc.			241,437	8,153
	MGE Energy Inc.			227,932	8,146
	Ormat Technologies Inc.			200,986	7,605
	UIL Holdings Corp.			260,079	7,303
	California Water Service Group			195,594	7,202
	CH Energy Group Inc.			150,293	6,390
	American States Water Co.			172,862	6,121
	Empire District Electric Co.			322,229	6,035
	SJW Corp.			154,897	3,496
	Middlesex Water Co.			191,984	3,385
	Chesapeake Utilities Corp.			102,352	3,280
	Connecticut Water Service Inc.			132,401	3,280
	Central Vermont Public Service Corp.			104,872	2,181
	Consolidated Water Co. Ltd.			141,391	2,020
	Unitil Corp.			63,747	1,465
	York Water Co.			89,559	1,300
	Southwest Water Co.			217,106	1,279
	Maine & Maritimes Corp.			29,984	1,043
*	Cadiz Inc.			50,722	607
	Artesian Resources Corp. Class A			20,422	374
*	China Natural Gas Inc.			23,614	263
	Pennichuck Corp.			11,596	245
*	Purecycle Corp.			24,735	71
	RGC Resources Inc.			1,055	31
*	Synthesis Energy Systems Inc.			33,393	31
					4,573,987

Total Common Stocks (Cost $121,178,425)					119,811,554

					Market
					Value
		Coupon		Shares	($000)

Convertible Preferred Stocks (0.0%)
Consumer Discretionary (0.0%)
2	Sealy Corp. Pfd. (Cost $789)	8.000%		7,216	617

Temporary Cash Investments (0.6%)[1]
Money Market Fund (0.6%)
3,4	Vanguard Market Liquidity Fund	0.187%		666,333,103	666,333

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (0.0%)
5,6	Freddie Mac Discount Notes	0.260%	2/22/10	10,000	9,999
5,6	Freddie Mac Discount Notes	0.205%	6/2/10	4,000	3,997

Vanguard® Total Stock Market Index Fund
Schedule of Investments
December 31, 2009

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5,6 Freddie Mac Discount Notes	0.230%	6/21/10	7,000	6,993
				20,989
Total Temporary Cash Investments (Cost $687,318)				687,322
Total Investments (100.4%) (Cost $121,866,532)				120,499,493
Other Assets and Liabilities—Net (-0.4%)[4]				(486,144)
Net Assets (100%)				120,013,349

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $435,174,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.4%, respectively, of net assets.
2 Non-income producing security - new issue that has not paid a dividend as of December 31, 2009.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $484,894,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $20,989,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Index Funds and the Shareholders of Vanguard Total Stock Market Index Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements (not presented herein) of Vanguard Total Stock Market Index Fund (constituting a separate portfolio of Vanguard Index Funds, hereafter referred to as the “Fund”) as of December 31, 2009 and for the year then ended and have issued our unqualified report thereon dated February 10, 2010. Our audit included an audit of the Fund’s schedule of investments as of December 31, 2009. This schedule of investments is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this schedule of investments based on our audit.

In our opinion, the accompanying schedule of investments referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Philadelphia, PA
February 10, 2010

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© 2010 Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA850 022010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2009: $328,000
Fiscal Year Ended December 31, 2008: $324,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2009: $3,354,640
Fiscal Year Ended December 31, 2008: $3,055,590

(b) Audit-Related Fees.

Fiscal Year Ended December 31, 2009: $876,210
Fiscal Year Ended December 31, 2008: $626,240

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended December 31, 2009: $423,070
Fiscal Year Ended December 31, 2008: $230,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended December 31, 2009: $0
Fiscal Year Ended December 31, 2008: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2009: $423,070
Fiscal Year Ended December 31, 2008: $230,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD INDEX FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD INDEX FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 22, 2010

VANGUARD INDEX FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: February 22, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see file Number
2-88373, and a Power of Attorney filed on October 16, 2009, see File Number 2-52698, both Incorporated by Reference.